UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07455

                           Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA  01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                   Hartford, CT  06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Bond Fund*

Virtus CA Tax-Exempt Bond Fund

Virtus Essential Resources Fund*

Virtus High Yield Fund*

Virtus Low Duration Income Fund

Virtus Low Volatility Equity Fund*

Virtus Multi-Sector Intermediate Bond Fund

Virtus Senior Floating Rate Fund*

Virtus Tax-Exempt Bond Fund

Virtus Wealth Masters Fund

September 30, 2016 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus and Statement of Additional Information supplements applicable to these Funds appear at the back of this annual report

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Bond Fund (“Bond Fund”)	7	31
Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”)	9	38
Virtus Essential Resources Fund (“Essential Resources Fund”)	12	41
Virtus High Yield Fund (“High Yield Fund”)	14	43
Virtus Low Duration Income Fund (“Low Duration Income Fund”)	17	49
Virtus Low Volatility Equity Fund (“Low Volatility Equity Fund”)	19	58
Virtus Multi-Sector Intermediate Bond Fund (“Multi-Sector Intermediate Bond Fund”)	21	59
Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”)	23	68
Virtus Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”)	26	74
Virtus Wealth Masters Fund (“Wealth Masters Fund”)	29	79
Statements of Assets and Liabilities	81
Statements of Operations	84
Statements of Changes in Net Assets	88
Financial Highlights	95
Notes to Financial Statements	101
Report of Independent Registered Public Accounting Firm	116
Tax Information Notice	117
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees	118
Results of Shareholder Meetings	120
Fund Management Tables	124

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the 12-month period was positive for many asset classes.

For the 12 months ended September 30, 2016, U.S. small-cap stocks kept pace with U.S. large-cap stocks, as measured by the 15.47% and 15.43% returns of the Russell 2000® Index and S&P 500® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.78%, while the MSCI EAFE® Index (net) returned 6.52%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.06% one year earlier. For the 12 months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.19%, while non-investment grade bonds rose 12.73%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Bond Fund
Actual
Class A	$1,000.00	$1,048.70	0.87%	$4.46
Class B	1,000.00	1,043.30	1.63	8.33
Class C	1,000.00	1,044.00	1.62	8.28
Class I	1,000.00	1,050.20	0.62	3.18
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.65	0.87	4.39
Class B	1,000.00	1,016.85	1.63	8.22
Class C	1,000.00	1,016.90	1.62	8.17
Class I	1,000.00	1,021.90	0.62	3.13
CA Tax Exempt Bond Fund
Actual
Class A	$1,000.00	$1,024.00	0.87%	$4.41
Class I	1,000.00	1,026.20	0.62	3.15
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.71	0.87	4.41
Class I	1,000.00	1,021.96	0.62	3.14
Essential Resources Fund
Actual
Class A	$1,000.00	$1,052.40	1.68%	$8.64
Class C	1,000.00	1,049.10	2.42	12.43
Class I	1,000.00	1,054.80	1.42	7.31
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.60	1.68	8.47
Class C	1,000.00	1,012.90	2.42	12.18
Class I	1,000.00	1,017.90	1.42	7.16
High Yield Fund
Actual
Class A	$1,000.00	$1,093.70	1.15%	$6.02
Class B	1,000.00	1,089.70	1.89	9.87
Class C	1,000.00	1,091.30	1.90	9.93
Class I	1,000.00	1,095.10	0.90	4.71
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.25	1.15	5.81
Class B	1,000.00	1,015.55	1.89	9.52
Class C	1,000.00	1,015.50	1.90	9.57
Class I	1,000.00	1,020.50	0.90	4.55
Low Duration Income Fund
Actual
Class A	$1,000.00	$1,022.20	0.77%	$3.89
Class C	1,000.00	1,017.40	1.52	7.67
Class I	1,000.00	1,023.50	0.52	2.63
Hypothetical
Class A	1,000.00	1,021.15	0.77	3.89
Class C	1,000.00	1,017.40	1.52	7.67
Class I	1,000.00	1,022.40	0.52	2.63

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Low Volatility Equity Fund
Actual
Class A	$1,000.00	$1,044.20	1.58%	$8.07
Class C	1,000.00	1,041.10	2.34	11.94
Class I	1,000.00	1,046.80	1.33	6.81
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.10	1.58	7.97
Class C	1,000.00	1,013.30	2.34	11.78
Class I	1,000.00	1,018.35	1.33	6.71
Multi-Sector Intermediate Bond Fund
Actual
Class A	$1,000.00	$1,085.90	1.15%	$6.00
Class B	1,000.00	1,082.10	1.89	9.84
Class C	1,000.00	1,082.00	1.89	9.84
Class I	1,000.00	1,087.20	0.89	4.64
Class R6	1,000.00	1,088.70	0.83	4.33
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.25	1.15	5.81
Class B	1,000.00	1,015.55	1.89	9.52
Class C	1,000.00	1,015.55	1.89	9.52
Class I	1,000.00	1,020.55	0.89	4.50
Class R6	1,000.00	1,020.85	0.83	4.19
Senior Floating Rate Fund
Actual
Class A	$1,000.00	$1,047.07	1.25%	$6.40
Class C	1,000.00	1,043.08	2.00	10.22
Class I	1,000.00	1,048.44	1.00	5.12
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.75	1.25	6.31
Class C	1,000.00	1,015.00	2.00	10.08
Class I	1,000.00	1,020.00	1.00	5.05
Tax-Exempt Bond Fund
Actual
Class A	$1,000.00	$1,015.50	0.87%	$4.38
Class C	1,000.00	1,011.60	1.62	8.15
Class I	1,000.00	1,016.80	0.63	3.18
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.65	0.87	4.39
Class C	1,000.00	1,016.90	1.62	8.17
Class I	1,000.00	1,021.85	0.63	3.18
Wealth Masters Fund
Actual
Class A	$1,000.00	$1,090.40	1.48%	$7.73
Class C	1,000.00	1,086.10	2.23	11.63
Class I	1,000.00	1,091.60	1.23	6.43
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.60	1.48	7.47
Class C	1,000.00	1,013.85	2.23	11.23
Class I	1,000.00	1,018.85	1.23	6.21

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS

SEPTEMBER 30, 2016 (Unaudited)

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Japan (“BOJ”)

The Bank of Japan is the Japanese central bank.

Bloomberg Barclays California Municipal Bond Index

The Bloomberg Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays Municipal Bond Index

The Bloomberg Barclays Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index

The Bloomberg Barclays High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

BofA Merrill Lynch U.S. Municipal Securities Index

The BofA Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index

The BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index is a a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

CBOE S&P 500 Buywrite Index

The CBOE S&P 500 Buywrite Index is a passive total return index based on buying an S&P 500® stock index portfolio and “writing” (or selling) the nearterm S&P 500® Index (SPXSM) “covered” call option. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Collateralized Loan Obligation (“CLO”)

A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Funds (ETF)

A Fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (“GDP”)

The market value of all officially recognized final goods and services produced within a country in a given period.

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Mergers and Acquisitions (M&A) Bond

An M&A bond is a type of corporate bond that is used to raise money for financing activities such as mergers and acquisitions.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 100® Index

The S&P 100® Index, a sub-set of the S&P 500®, measures the performance of large-cap U.S. companies, and comprises 100 major, blue chip companies across multiple industry groups.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P Global Natural Resources Index (net)

The S&P Global Natural Resources Index (net) is a free-float market capitalization index calculated on a total return basis with net dividends reinvested. The index consists of 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P/LSTA Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing (third-party research data on the price movements of senior secured floating rate loans in the secondary loan market) to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Tax-Exempt Bond Linked Benchmark

The Tax-Exempt Bond Linked Benchmark consists of the BofA Merrill Lynch 1-22 Year US Municipal Securities Index, a subset of the BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Tax- Exempt Bond Linked Benchmark prior to 6/30/2012 is that of the Barclays Municipal Bond Index.

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

Bond Fund Fund Summary	Ticker Symbols: Class A: SAVAX Class B: SAVBX Class C: SAVCX Class I: SAVYX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 6.38%, Class B shares returned 5.47%, Class C shares returned 5.54%, and Class I shares returned 6.63%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 5.19%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year. The U.S. Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised interest rates too soon.

¢	Late in June volatility returned briefly with fallout from the U.K.’s unexpected decision to leave the European Union (“Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the June 23 Brexit vote. Markets recovered rather quickly however from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

¢	September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (“ECB”) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to reduce interest rates further but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September monetary policy meeting.

¢	Over the last 12 months, U.S. Treasury yields increased for shorter maturity bonds while yields decreased for intermediate to longer term bonds.

What factors affected the Fund’s performance during its fiscal year?

¢	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

¢	The Fund’s allocation to the corporate high yield sector and issue selection within corporate high quality bonds were the largest positive contributors to performance during the fiscal year.

¢	During the fiscal year, the Fund’s allocation to asset-backed securities detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Corporate Bonds and Notes		47%
Financials	17%
Consumer Discretionary	6
Real Estate	4
All other Corporate Bonds and Notes	20
Mortgage-Backed Securities		27
U.S. Government Securities		7
Asset-Backed Securities		5
Loan Agreements		4
Preferred Stocks		3
Other Investments		7

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years
Class A Shares at NAV[2]	6.38%	4.29%	5.04%
Class A Shares at POP[3]	2.39	3.50	4.64
Class B Shares at NAV[2]	5.47	3.50	4.24
Class B Shares with CDSC[4]	1.47	3.50	4.24
Class C Shares at NAV[2]	5.54	3.52	4.25
Class I Shares at NAV	6.63	4.57	5.31
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79

Fund Expense Ratios5: A Shares: Gross 1.13%, Net 0.86%; B Shares: Gross 1.88%, Net 1.61%; C Shares: Gross 1.88%, Net 1.61%; I Shares: Gross 0.88%, Net 0.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund Fund Summary	Ticker Symbols: Class A: CTESX Class I: CTXEX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 5.56% and Class I shares returned 5.83%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.19%, and the Bloomberg Barclays California Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.45%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The municipal bond market experienced solid performance over the 12 months ended September 30, 2016, as tax-free interest rates declined and credit risk spreads narrowed. The market’s technical conditions (supply and demand) remained strong for much of the period, with investors continuing to pour money into open-end municipal bond mutual funds and new issuance of municipal bonds mostly manageable despite interest rates hovering near generational low levels. However, the technical support weakened somewhat as the end of September approached. U.S. Treasury yields began to rise and tax-free interest rates followed, as the market priced in a higher probability of a rate hike by the Federal Reserve (“the Fed”). At the same time, municipal bond supply increased as municipalities issued bonds to get ahead of potential Fed rate hikes and perhaps to catch up on issuance delayed as a result of disruptions related to the U.K.’s “Brexit” vote in late June. The markets also were receptive to lower-rated credits as investors reached for yield across all areas of the fixed income market. As a result of the rise in yields and surge in supply, municipal bond performance turned negative for the first time in over a year.

The municipal market was otherwise resilient in the face of a number of market events and conditions, including repercussions from the U.K.’s surprising Brexit vote outcome; Puerto Rico’s default on its general obligation bonds and select public corporations; oil price volatility; the increasing and decreasing probabilities of a Fed rate hike; the U.S. presidential election; and the problems surrounding underfunded pension plans across the country. Aside from Puerto Rico, defaults have been very low in the municipal bond sector.

Demand for municipal bonds continued unabated, with 52 consecutive weeks of inflows into municipal bond mutual funds totaling over $50 billion. While long-term funds represented the bulk of the assets in terms of flows, the highest percentage increase of assets under management occurred among high yield funds. Though interrupted by the recent increase in supply, strong technicals have been the driving factor in the municipal market’s strength.

The economy continued to expand during the period, but the slow pace of growth continued to have an adverse effect on state budgets. State and local sales tax growth remained positive, but showed signs of slowing. Personal tax collections in the second quarter of 2016 grew by only 1.8% year-over-year, according to the Rockefeller Institute. Local property taxes, however, continued to benefit from an improving housing market and home prices.

By far, the largest challenge to the municipal credit remained the extent of underfunded pension obligations. Pension funds across the country have been struggling to meet assumed rates of return in the current low interest rate/stagnant stock market environment. As an example of a particularly serious situation, the California Public Employees’ Retirement System (“CALPERS”) reported a 0.6% return in its last fiscal year, far short of an assumed rate of return of 7.5%. The impact of lower-than-expected returns on pension funding levels has increased the stress on municipal budgets to increase annual contributions and divert funds from other spending.

What factors affected the Fund’s performance during its fiscal year?

Over the past 12 months, the market’s best performers were longer duration, lower coupon, and lower credit quality bonds as interest rates declined beyond five years and risk premiums narrowed.

While they still produced positive performance, bonds with shorter maturities, lower duration, and higher credit quality displayed relatively weaker performance for most of the year.

The Fund’s performance relative to the benchmark benefited from exposure to bonds with long maturities, lower-rated securities (including below-investment grade-rated bonds), and lower coupon securities. The Fund’s relative performance was negatively impacted by exposure to short-term maturities, higher coupons, better quality, and pre-refunded bonds.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund (Continued)

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Tax-Exempt Municipal Bonds		100%
Pre-Refunded	15%
General Obligation	13
Development Revenue	13
Water & Sewer Revenue	11
Lease Revenue	10
General Revenue	9
Medical Revenue	8
Other	21

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years
Class A Shares at NAV[2]	5.56%	5.00%	4.48%
Class A Shares at POP[3,4]	2.66	4.42	4.19
Class I Shares at NAV	5.83	5.25	4.74
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79
Bloomberg Barclays California Municipal Bond Index	5.45	5.17	4.98

Fund Expense Ratios5: A Shares: Gross 1.18%, Net 0.85%; I Shares: Gross 0.93%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006 for Class A and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Essential Resources Fund Fund Summary	Ticker Symbols: Class A: VERAX Class C: VERCX Class I: VERIX

Portfolio Manager Commentary by KBI Global Investors (North America) Ltd.

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 12.93%, Class C shares returned 12.07%, and Class I shares returned 13.27%. For the same period, the S&P 500® Index, a broad-based fixed equity index, returned 15.43% and the S&P Global Natural Resources Index (net) the Fund’s style-specific benchmark appropriate for comparison returned 23.89%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the Fund’s fiscal year, global stock markets made strong gains, bond yields continued to trend lower, and commodity prices were generally higher. The S&P Global Natural Resources Index returned a stellar 23.89% (net), in U.S. dollars (USD), outperforming the MSCI World Index (net) (+11.4% net, in USD) by a significant margin.

The extraordinary easy monetary policy being pursued by central banks globally since 2008 continued throughout the period. More recently, this journey has resulted in increasingly negative interest rates and bond yields around the globe. Indeed, the decision of the U.S. Federal Reserve to raise interest rates last December, even if repeated in coming months, is looking more and more like an anomaly in this overall context. Low rates and yields have become the new normal. Emerging markets have proven to be particular beneficiaries. A generally better tone for commodity prices and better-than-feared data from China also helped emerging market equities to outperform during the period.

The announcement in late September from oil cartel OPEC that it would scale back production later this year helped oil prices rally towards $50 a barrel. Latin America benefited in particular from strong gains in

Brazil. Growing expectations of improved earnings and economic growth continued to support the recovery there.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the S&P Global Natural Resources Index during the fiscal year ended September 30, 2016. Sector allocation was important as there is a high degree of difference between the composition of the Fund and the Index, both at the sector and stock levels. The Index had a high exposure to energy stocks (roughly 29%), which benefited from a very strong run due to rising oil prices, while the Fund had only 2% in energy stocks and zero exposure to oil stocks. The Index also had a large weighting in the materials sector (about 65%), which benefited from a rebound in mining and gold names. These stocks of extractive industries which the Fund did not hold. In terms of positive contributors, the Fund had positive stock selection in the consumer staples sector, and a larger exposure to this sector than the Index.

Water was the best performing sector for the Fund, both on a relative and absolute basis, followed by energy solutions. The agribusiness sector was the poorest performer. The Fund remained broadly equally weighted to the water, energy solutions, and agribusiness sectors, allowing for market movements.

Cyclical stocks came back into favor in 2016 as relatively cheap valuations saw value-oriented names outperform the growth stocks that had previously seen a lot of momentum. Company earnings over the period were also more in line with expectations and this provided support for many of our water-related stocks, particularly in instances where there was less certainty in the lead-up to results. The utility segment was a strong performer in the period due to its defensive nature as significant political and macro uncertainty provided momentum. The infrastructure segment also saw strong performance, particularly in the second half of the period, as our most cyclical segment benefited from the outperformance of stocks with more cyclical end markets.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Industrials	27%
Consumer Staples	16
Utilities	16
Materials	14
Information Technology	8
Consumer Discretionary	7
Financials	4
Other	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Essential Resources Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	12.93%	-6.14%		3/24/15
Class A Shares at POP[3,4]	6.44	-9.72		3/24/15
Class C Shares at NAV[2] and with CDSC[4]	12.07	-6.84		3/24/15
Class I Shares at NAV[2]	13.27	-5.88		3/24/15
S&P 500® Index	15.43	4.62	[5]	—
S&P Global Natural Resources Index (net)	23.89	-4.13	[5]	—

Fund Expense Ratios6: A Shares: Gross 6.27%, Net 1.66%; C Shares: Gross 7.02%, Net 2.41%; I Shares: Gross 6.02%, Net 1.41%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 24, 2015 (inception date of the Fund) for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund Fund Summary	Ticker Symbols: Class A: PHCHX Class B: PHCCX Class C: PGHCX Class I: PHCIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 10.59%, Class B shares returned 9.52%, and Class C shares returned 9.68%. Class I shares returned 10.86%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.19%, and the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, the Fund‘s style-specific index appropriate for comparison, returned 12.74%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

The U.S. high yield market, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, posted a 12.74% return for the fiscal year ended September 30, 2016. There was a sharp contrast in performance between the first quarter and the rest of the fiscal year. Heightened concerns over China’s slowdown and its adverse impact on commodity prices and currencies weighed heavily on the high yield sector from October to December 2015, producing a negative result. The energy and metals & mining industries led the sector down with double-digit negative returns, but other favorably-viewed industries followed them into negative territory. The turbulence continued into January and early February. The Federal Reserve’s dovish tone in mid-February, however, sparked a rally and a demand for risk assets that continued almost unabated for the rest of the year. As of September 30, the high yield sector had posted eight consecutive months of positive returns.

The steep recovery of the energy and metals & mining industry groups within the high yield benchmark index best accounts for the strength in the high yield market over the fiscal year. For the first nine months of 2016, metals & mining gained 41.1%; for the last 12 months, which includes the negative performance from October to December 2015, the gain was 27.7%. The nine- and 12-month returns for energy were 29.81% and 13.09%, respectively, but the strong performance of the high yield sector really began February 11 with the Index returning 21.37%, while the underlying metals & mining and energy industries returned 48.51%, and 60.40%, respectively, from that point until the end of the fiscal year.

The returns across the rating spectrum demonstrated the effect of easy global monetary policy and the lack of viable income alternatives. As investors reached for yield, the lower credit tiers outperformed, as measured by the high yield benchmark index, with CCCs, Bs, and BBs returning 25.55%, 13.52%, and 12.29% over the last nine months, and 16.12%, 11.29%, and 12.13% for the full fiscal year, respectively.

Fundamentals have weakened, particularly in the energy and metals & mining industries. As is consistent with the later stages of the credit cycle, leverage has crept up, cash as a percentage of debt has decreased, and the default rate has continued to climb. The default rate rose to 5.4% as of the end of the Fund’s fiscal year.

From a technical perspective, the high yield sector experienced considerable outflows during October to December 2015. A dramatic reversal occurred in mid-February and flows were mostly positive after that watershed event. Similarly, initially anemic issuance turned robust over the last three quarters of the fiscal year.

What factors affected the Fund’s performance during its fiscal year?

The positive performance of the U.S. high yield market contributed to the Fund’s positive return during the year.

The top contributors to the Fund’s performance during the year were issue selection, as well as some of our conscious overweights and underweights within certain industries. In particular, the portfolio benefited from issue selection within the cable-satellite, wireline, and supermarket industries, and our allocations to gaming and banking. Our allocation and issue selection to electric utilities was also additive to performance.

A primary detractor from performance was higher quality bias. Our underweight to the energy and metals & mining industries helped performance early in the year. However, our relatively lower risk positioning held the Fund back after the mid-February rally. We added some risk to the portfolio and brought up our energy and metals & mining weightings, but we did not chase yields in the most downtrodden areas of the high yield sector where the bulk of performance occurred.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2016.
Corporate Bonds and Notes		82%
Consumer Discretionary	22%
Energy	13
Health Care	11
Materials	9
Telecommunication Services	7
Financials	6
Industrials	6
All other Corporate Bonds and Notes	8
Loan Agreements		10
Other (includes short-term investments)		8

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	10.59%	7.73%	5.33%	—		—
Class A Shares at POP[3,4]	6.44	6.91	4.93	—		—
Class B Shares at NAV[2]	9.52	6.91	4.54	—		—
Class B Shares with CDSC[4]	5.52	6.91	4.54	—		—
Class C Shares at NAV[2] and with CDSC[4]	9.68	6.94	4.57	—		—
Class I Shares at NAV[2]	10.86	—	—	5.71%		8/8/12
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79	2.64	[5]	—
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	12.74	8.34	7.80	6.02	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.33%, Net 1.16% B Shares: Gross 2.08%, Net 1.91% C Shares: Gross 2.08%, Net 1.91% Class I: Gross 1.08% Net 0.91%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Low Duration Income Fund Fund Summary	Ticker Symbols: A Share: HIMZX C Share: PCMZX I Share: HIBIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates.

Effective September 23, 2016, the Virtus Low Duration Fund was reorganized as a series of Virtus Opportunities Trust and its fiscal year end changed from December 31 to September 30. As a result, the commentary addresses nine months of performance through September 30.

¢	For the fiscal period January 1, 2016, through September 30, 2016, the Fund’s Class A shares at NAV returned 3.25%*, Class C shares at NAV returned 2.67%* and Class I shares at NAV returned 3.44%*. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.80%* and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is the Fund’s style-specific benchmark appropriate for comparison, returned 4.23%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s nine- month fiscal period?

¢	Most fixed income spread sectors outperformed U.S. Treasuries during the nine months ended September 30, 2016. The U.S. Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised interest rates too soon.

¢	Late in June volatility returned briefly with fallout from the U.K.’s unexpected decision to leave the European Union (“Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the June 23 Brexit vote. Markets recovered rather quickly, however, from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

¢	September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (“ECB”) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to reduce interest rates further but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September monetary policy meeting.

¢	Over the last nine months, yields largely decreased for both shorter maturity and longer term U.S. Treasury bonds.

What factors affected the Fund’s performance during the Fund’s nine-month fiscal period?

¢	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s positive performance for the nine months ended September 30, 2016.

¢	The Fund’s allocation to corporate high yield securities was the largest positive contributor to performance during the nine month period.

¢	During the nine month period, the Fund’s allocation to asset-backed securities detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

There is no guarantee that the Fund will meet its objective.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2016.
Mortgage-Backed Securities		41%
Asset-Backed Securities		24
Corporate Bonds and Notes		18
Financials	7%
Industrials	2
Health Care	2
Total of all others	7
U.S. Government Securities		10
Loan Agreements		4
Other		3

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Low Duration Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years
Class A Shares at NAV[2]	2.78%	2.71%	3.82%
Class A Shares at POP[3,4]	0.47	2.24	3.58
Class C Shares at NAV[2] and CDSC[4]	2.01	1.94	3.05
Class I Shares at NAV[2]	3.14	2.97	4.08
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	3.52	2.45	4.17

Fund Expense Ratios5: A Shares: Gross 1.12%, Net 0.75%; C Shares: Gross 1.872%, Net 1.50%; I Shares: Gross 0.872%, Net 0.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for C shares are 1% in the first year and 0% thereafter. CDSC charges for certain redemptions of Class A shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective September 23, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver in effect through September 30, 2017. Gross Expenses: Do not reflect the effect of contractual fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Low Volatility Equity Fund Fund Summary	Ticker Symbols: Class A: VLVAX Class C: VLVCX Class I: VLVIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation with lower volatility than U.S. markets over a full market cycle.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 2.82%, Class C shares returned 2.05%, and Class I shares returned 3.08%. For the same period, the CBOE S&P 500 Buywrite Index, a broad-based fixed equity index returned 8.48%, and S&P 500® Index the Fund’s style-specific benchmark appropriate for comparison returned 15.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the Fund’s fiscal year, the U.S. equity markets (as reflected by the S&P 500® Index) grinded higher to end the year more than 15% greater than where it began. During this time frame, there were only three months with negative returns: December (-1.58%), January (-4.96%), and February (-0.13%). The market’s large drawdown of approximately 9% that took place during the first 20 days of January was completely erased during a quick bounce back that occurred over the next 56 days. The S&P 500® Index has not had a negative monthly return since February 2016. This relatively calm environment also affected the overall volatility levels of the market and the level of the CBOE Volatility Index (“VIX®”) decreased more than 45% in the period, closing at 13.29 on September 30, 2016.

Since the Fund compares its performance to the S&P 500® Index, U.S. and global macro risks will affect how both the Fund and its benchmark perform. In mid-December 2015, the Fed raised the federal funds rate by 0.25% with no major market reaction. As we began to witness the January decline, most people pointed to the price slide in oil and suggested that investors were leaving riskier assets for the relative safety of U.S. Treasuries. If this slide persisted over a long period of time, the Fund would have done well on a relative basis, but instead this flight from riskier assets did not last long, and both the markets and oil prices rebounded over the next two months. The next big piece of market news came about in late June when the U.K. voted to leave the European Union (“Brexit”). The bigger shock for many was that it only took two weeks and a day for the S&P 500® Index to close higher than where the markets were before the announcement. Finally, one of the Federal Reserve members suggested that the Fed planned to exercise “prudence” in raising interest rates, which served to remove some of the nervousness about how quickly rates would rise for the remainder of the year.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s performance was positively impacted from its allocation to the larger-capitalization stocks in the S&P 500® Index. The equity portion was invested in the S&P 100® Index, which incurred a gain of 15.58% over the fiscal year ended September 30, 2016. This resulted in 0.15% outperformance over the S&P 500® Index which incurred a gain of 15.43%.

One of the tactics the Fund utilizes is selling calls on the S&P 500® Index to generate income. Some or all of this income is then used to purchase a negatively correlated investment, which can rise in value when the S&P 500® Index falls. Over the past 12 months, this strategy cost the Fund over 8.5% due to the market’s resilience. Call writing is difficult to successfully implement in upward moving markets. The Fund’s largest individual hit from this strategy occurred after calls were written at market lows for the period. To help maintain objectivity, the process used to implement this strategy is systematic and clearly defined.

The primary defensive investment for the Fund is done by purchasing call options on the futures contract of the VIX®. The VIX® options that the Fund purchases are meant to protect the Fund if the market experiences a sudden and violent move down. The Fund bought VIX® options for each month of the year, and of the 12 purchases, only one expiration period realized gains (January 2016). This result is to be expected based on the type of year the S&P 500® Index had and the way the market quickly erased losses.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Call Options: Selling call options may limit a fund’s opportunity to profit from the increase in price of its underlying portfolio. Buying call options risks the loss of the premium paid for those options.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Exchange Traded Funds	100%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Low Volatility Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	2.82%	5.41%		6/11/13
Class A Shares at POP[3,4]	-3.09	3.54		6/11/13
Class C Shares at NAV[2] and with CDSC[4]	2.05	4.63		6/11/13
Class I Shares at NAV[2]	3.08	5.69		6/11/13
CBOE S&P 500 Buywrite Index	8.48	6.68	[5]	—
S&P 500® Index	15.43	11.41	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.90%, Net 1.75%; C Shares: Gross 3.65%, Net 2.50%; I Shares: Gross 2.65%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on June 11, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Sector Intermediate Bond Fund Fund Summary	Ticker Symbols: Class A: NAMFX Class B: NBMFX Class C: NCMFX Class I: VMFIX Class R6: VMFRX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of maximizing current income while preserving capital.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 10.15%, Class B shares returned 9.36%, Class C shares returned 9.34%, and Class I shares returned 10.42%. Class R6 shares returned 10.50%. For the fiscal year, the Bloomberg Barclays U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned 5.19%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year. The U.S. Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised rates too soon.

¢	Late in June volatility returned briefly with fallout from the U.K.’s unexpected decision to leave the European Union (”Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the June 23 Brexit vote. Markets recovered rather quickly, however, from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

¢	September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (“ECB”) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to reduce interest rates further but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September monetary policy meeting.

¢	Over the last 12 months, U.S. Treasury yields increased for shorter maturity bonds while yields decreased for intermediate to longer term bonds.

What factors affected the Fund’s performance during its fiscal year?

¢	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

¢	The Fund’s allocation to the corporate high yield sector, and issue selection within emerging markets high yield and corporate high quality securities were the largest positive contributors to performance during the fiscal year.

¢	During the fiscal year, the Fund’s allocation to asset-backed securities and commercial mortgage-backed securities detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Corporate Bonds and Notes		54%
Energy	13%
Financials	12
Consumer Discretionary	8
Materials	5
All other Corporate Bonds and Notes	16
Mortgage-Backed Securities		15
Foreign Government Securities		11
Loan Agreements		10
Asset-Backed Securities		4
Other		6

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Sector Intermediate Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	10.15%	6.01%	5.85%	—		—
Class A Shares at POP[3,4]	6.02	5.20	5.45	—		—
Class B Shares at NAV[2]	9.36	5.21	5.07	—		—
Class B Shares with CDSC[4]	5.36	5.21	5.07	—		—
Class C Shares at NAV[2] and with CDSC[4]	9.34	5.23	5.08	—		—
Class I Shares at NAV	10.42	6.29	—	6.90%		10/1/09
Class R6 Shares at NAV	10.50	—	—	3.58		11/12/14
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79	—	[5]	—

Fund Expense Ratios6: A Shares: 1.11%, B Shares: 1.86%, C Shares: 1.86%, I Shares: 0.86%, R6 Shares: 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 4.05 for Class I shares and 3.82% for Class R6 shares since the inception date of the respective share class.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Senior Floating Rate Fund Fund Summary	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 4.42%, Class C shares returned 3.63%, and Class I shares returned 4.69%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a fixed income index, returned 5.19%, and the S&P/LSTA Leveraged Loan Index, the Fund’s style-specific benchmark, returned 5.46%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Bank loans generated solid returns over the past year with a total return of 5.46% according to the S&P/LSTA Leveraged Loan Index. However, return performance was bifurcated during the past year, beginning with five straight months of losses before a very strong rally over the second half. Commodity-related credits and lower-quality credits significantly underperformed at the start of the year, but strongly rallied from late February through September, with the short-lived exception of June due to Brexit. Bank loans underperformed most other higher beta and longer duration fixed income sectors (high yield, emerging markets, and investment grade corporates) given the outperformance of commodity-related credits and a sharp decline in interest rates. However, bank loans produced solid risk-adjusted total returns with about half the return volatility of high yield over the last 12 months.

¢	Lower-quality loans generally outperformed over the past year given the strong rally in the second half of the year with CCC, second liens, and single-B credits leading the way. The distressed sector remained an outlier to the downside with negative returns over the past year largely driven by TXU Energy and some commodity-related credits.
¢	From an industry perspective, within the S&P/LSTA Leveraged Loan Index the large outliers to the upside over the past year were the metals & minerals (+10.35%), gaming & lodging (8.53%) and conglomerate (8.12%) industry groups, while underperformers were the forest product (-18.3%), utility (-1.1%), and oil & gas (+3.1%) industry groups. However, since the rally started in February 2016, commodity-related credits significantly outperformed on a calendar year-to-date basis, with returns in the 26% range versus 7.7% for the index through September 30, 2016.

¢	Bank loan technicals started out the year on a weak note due to elevated net supply, slowing issuance of collateralized loan obligations (CLOs), and elevated retail fund outflows. However, technicals turned positive in March 2016 and steadily strengthened on increased CLO issuance, rising retail demand, and modest net new supply as a result of fairly muted M&A issuance and a continued high level of repayments. CLO issuance fell in the first quarter of 2016 to the lowest quarterly volume since 2012, however, issuance rebounded in the second and third quarters and is on a $60 billion annualized pace based on the last two quarters. CLO issuance totaled roughly $66 billion over the last four quarters and provided a solid bid for higher quality loans. Retail mutual fund outflows steadily improved from the large outflows of the fourth quarter of 2015 to three straight monthly inflows over the last quarter as LIBOR jumped to 0.85% on recent changes in money market fund rules.

¢	Outside of weakness in certain industry groups within the S&P/LSTA Leveraged Loan Index, including energy and metals & mining, fundamentals in the bank loan market remained acceptable. Defaults, within the S&P/LSTA Leveraged Loan Index by number of issuers, increased to 2.23% as of September 2016, up from 0.77% as of September 2015. The majority of the increase in defaults over the past year has been clustered in commodity-related sectors. Defaults remained below the long-term average of approximately 2.8%.

What factors affected the Fund’s performance during its fiscal year?

¢	The positive return of the U.S. leveraged loan market contributed to the Fund’s positive return during the year.
¢	Overall, positive issue selection and industry allocation relative to the benchmark benefited the portfolio’s performance. Performance was strong in the energy, gaming, and utility industries while it lagged in the metals & minerals, service, and information technology industries.

¢	We maintained a higher-quality bias in the portfolio over the entire year, which led to outperformance during the first five months, followed by modest underperformance as the market turned positive. There was a modest risk pivot in the portfolio in the second half of the year, as we added some lower-quality names at more attractive valuations to partially close our underweight to the lower-quality credit tiers. Remaining fully invested with modest leverage on a higher-quality portfolio added to performance. In keeping with the Fund’s liquidity strategy, the Fund’s out-of-index sector allocation to high yield made a positive contribution to performance as high yield outperformed loans over the past year.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Senior Floating Rate Fund (Continued)

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Liquidity: Certain securities may be difficult to sell at a time and price beneficial to the fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Loan Agreements		94%
Consumer Discretionary	23%
Health Care	14
Industrials	13
Materials	10
Information Technology	10
Consumer Staples	7
All Other Loan Agreements	17
Corporate Bonds and Notes		5
Other		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	4.42%	4.67%	4.86%		1/31/08
Class A Shares at POP[3,4]	1.55	4.09	4.52		1/31/08
Class C Shares at NAV[2] and with CDSC[4]	3.63	3.89	4.09		1/31/08
Class I Shares at NAV	4.69	4.94	5.12		1/31/08
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.38	[5]	—
S&P/LSTA Leveraged Loan Index	5.46	5.25	5.25	[5]	—

Fund Expense Ratios6: A Shares: 1.20%, C Shares: 1.95%, I Shares: 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tax-Exempt Bond Fund Fund Summary	Ticker Symbols: A Share: HXBZX C Share: PXCZX I Share: HXBIX

Portfolio Manager Commentary by

Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of providing a high level of current income that is exempt from federal income tax.

Effective September 23, 2016, the Virtus Tax-Exempt Bond Fund was reorganized as a series of Virtus Opportunities Trust and changed its fiscal year from December 31 to September 30. As a result, the commentary addresses nine months of performance through September 30.

¢	For the fiscal period January 1, 2016 through September 30, 2016, the Fund’s Class A shares at NAV returned 3.00%*, Class C shares at NAV returned 2.42%* and Class I shares at NAV returned 3.19%*. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.80%*, the Tax-Exempt Bond Linked Benchmark, which is the Fund’s style-specific benchmark appropriate for comparison, returned 3.41%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the municipal bond market perform during the Fund’s nine-month fiscal period?

The municipal bond market experienced solid performance over the nine months ended September 30, 2016, as tax-free interest rates declined and credit risk spreads narrowed. The market’s technical conditions (supply and demand) remained strong for much of the period, with investors continuing to pour money into open-end municipal bond mutual funds and new issuance of municipal bonds mostly manageable despite interest rates hovering near generational low levels. However, the technical support weakened somewhat as the end of September approached. U.S. Treasury yields began to rise and tax-free interest rates followed, as the market priced in a higher probability of a rate hike by the Federal Reserve (“the Fed”). At the same time, municipal bond supply increased as municipalities issued bonds to get ahead of potential Fed rate hikes and perhaps to catch up on issuance delayed as a result of disruptions related to the U.K.’s “Brexit” vote in late June. The markets also were receptive to lower-rated credits as investors reached for yield across all areas of the fixed income market. As a result of the rise in yields and surge in supply, municipal bond performance turned negative for the first time in over a year.

The municipal market was otherwise resilient in the face of a number of market events and conditions, including repercussions from the U.K.’s surprising Brexit vote outcome; Puerto Rico’s default on its general obligation bonds and select public corporations; oil price volatility; the increasing and decreasing probabilities of a Fed rate hike; the U.S. presidential election; and the problems surrounding underfunded pension plans across the country. Aside from Puerto Rico, defaults have been very low in the municipal bond sector.

Demand for municipal bonds continued unabated, with 52 consecutive weeks of inflows into municipal bond mutual funds totaling over $50 billion. While long-term funds represented the bulk of the assets in terms of flows, the highest percentage increase of assets under management occurred among high yield funds. Though interrupted by the recent increase in supply, strong technicals have been the driving factor in the municipal market’s strength.

The economy continued to expand during the period, but the slow pace of growth continued to have an adverse effect on state budgets. State and local sales tax growth remained positive, but showed signs of slowing. Personal tax collections in the second quarter of 2016 grew by only 1.8% year-over-year, according to the Rockfeller Institute. Local property taxes, however, continued to benefit from an improving housing market and home prices.

By far, the largest challenge to the municipal credit remained the extent of underfunded pension obligations. Pension funds across the country have been struggling to meet assumed rates of return in the current low interest rate/stagnant stock market environment. As an example of a particularly serious situation, the California Public Employees’ Retirement System (“CALPERS”) reported a 0.6% return in its last fiscal year, far short of an assumed rate of return of 7.5%. The impact of lower-than-expected returns on pension funding levels has increased the stress on municipal budgets to increase annual contributions and divert funds from other spending.

What factors affected the Fund’s performance during nine-month fiscal period?

Over the past nine months ended September 30, 2016, the market’s best performers were longer duration, lower coupon, and lower credit quality bonds as interest rates declined beyond five years and risk premiums narrowed. While they still produced positive performance, bonds with shorter maturities, lower duration, and higher credit quality displayed relatively weaker performance for most of the year.

The Fund’s performance relative to the benchmark during the fiscal period benefited from the Fund’s higher allocation to hospital/healthcare issuers, exposure to below-investment grade-rated bonds, and its higher allocation to revenue bonds compared to general obligation issues.

The Fund’s relative performance during the fiscal period was hurt by the portfolio’s higher exposure to shorter-dated maturities, lower allocation to bonds with maturities beyond 22 years, and larger allocation to pre-refunded bonds.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tax-Exempt Bond Fund (Continued)

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2016.
Texas	12%
New York	12
Illinois	8
California	6
Florida	6
Colorado	5
Maryland	5
Other (includes short-term investments)	46

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years
Class A Shares at NAV[2]	4.13%	3.82%	4.47%
Class A Shares at POP[3,4]	1.27	3.24	4.17
Class C Shares at NAV[2] and CDSC[4]	3.35	3.05	3.68
Class I Shares at NAV[2]	4.39	4.08	4.74
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	3.08	4.79
Tax-Exempt Bond Linked Benchmark	4.85	4.12	4.57

Fund Expense Ratios5: A Shares: Gross 1.00%, Net 0.85%; C Shares: Gross 1.75%, Net 1.60%; I Shares: Gross 0.75%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective September 23, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expenses: Expenses reduced by a contractual fee waiver in effect through September 30, 2017. Gross Expenses: Do not reflect the effect of contractual fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006 for Class A, Class C and Class I shares. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Wealth Masters Fund Fund Summary	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 12.44%, Class C shares returned 11.56%, and Class I shares returned 12.75%. For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned 15.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

For the 12-month period ended September 30, 2016, broader equity markets ended up substantially, with the S&P 500® Index returning 15.43%. Markets tumbled in early 2016, as many stocks that had appreciated dramatically in 2015 fell significantly after they reported financial results and provided their outlooks for 2016. Markets rebounded, only to fall again in late June following the unexpected result of the “Brexit” referendum, whereby voters in the United Kingdom voted to exit the European Union. Once again, U.S. markets recovered swiftly, though it remained to be seen exactly when and how the exit would be implemented.

What factors affected the Fund’s performance during its fiscal year?

The Fund invests in companies owned and operated by the wealthiest, most successful investors, business executives, and entrepreneurs in the United States (“owner-operators”), and allows investors to readily leverage the business acumen of these highly-skilled individuals.

Though the Fund generated substantial returns during the 12 months ended September 30, 2016, its performance lagged relative to the benchmark S&P 500® Index. Underperformance was attributable, in part, to the continued flow of funds from active to passive management. Also, the Fund’s selection criteria are indifferent to factors such as sector classification, for example, which resulted in an overweight to the consumer discretionary sector relative to the S&P 500® Index.

At the sector level, industrials and materials were the largest contributors to the Fund’s relative returns, while consumer discretionary and utilities were the largest detractors.

At the stock level, the five largest contributors to relative performance (and their owner-operators) were Clayton Williams Energy, Inc. (Clayton Williams, Jr.); DreamWorks Animation SKG, Inc. (Jeffrey Katzenberg); (the company was acquired by Comcast Corp. in August 2016); Navistar International Corporation (Carl Icahn); Amkor Technology, Inc. (James Kim); and Freeport-McMoRan, Inc. (Carl Icahn). The five largest detractors from relative performance were CVR Energy, Inc. (Carl Icahn); Sears Holdings Corp. (Edward Lampert); Lions Gate Entertainment Corp. (John Malone); SolarCity Corp. (Elon Musk); and Lands’ End, Inc. (Edward Lampert).

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Discretionary	32%
Financials	14
Industrials	11
Information Technology	11
Energy	7
Real Estate	7
Materials	5
Other (includes securities-lending collateral)	13

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	12.44%	11.24%		9/5/12
Class A Shares at POP[3,4]	5.98	9.63		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	11.56	10.41		9/5/12
Class I Shares at NAV	12.75	11.51		9/5/12
S&P 500® Index	15.43	13.67	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.46%, Net 1.45%; C Shares: Gross 2.21%, Net 2.20%; I Shares: Gross 1.21%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—7.4%
U.S. Treasury Bond 2.500%, 2/15/46	$3,505	$3,635
U.S. Treasury Note 2.000%, 2/15/25	2,060	2,134
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $5,672)		5,769

MUNICIPAL BONDS—1.5%

California—1.1%
California, State of, Build America Bonds Taxable 7.600%, 11/1/40	520	843

Georgia—0.4%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	255	270

Michigan—0.0%
City of Flat Rock Finance Authority, Series A, Taxable 6.750%, 10/1/16	20	20
TOTAL MUNICIPAL BONDS (Identified Cost $1,118)		1,133

FOREIGN GOVERNMENT SECURITIES—1.5%
Argentine Republic
144A 7.500%, 4/22/26(3)	155	175
144A 7.625%, 4/22/46(3)	150	169
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	200	214
Republic of Panama 3.875%, 3/17/28	200	216
Republic of Turkey 4.875%, 10/9/26	200	204
Sultanate of Oman 144A 4.750%, 6/15/26(3)	200	201
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,091)		1,179

MORTGAGE-BACKED SECURITIES—26.8%

Agency—12.0%
FHLMC
5.000%, 12/1/35	30	34
4.000%, 2/1/45	455	488
3.500%, 3/1/45	344	366
3.000%, 5/1/45	135	140
3.500%, 4/1/46	396	418
FNMA
6.000%, 7/1/17	2	2
5.500%, 9/1/17	3	3
5.000%, 4/1/20	51	52
5.000%, 8/1/21	9	9
6.000%, 5/1/29	29	33
6.500%, 5/1/30	1	1
7.000%, 7/1/31	8	8
5.500%, 4/1/36	43	49
5.500%, 9/1/36	159	181
6.000%, 9/1/37	21	25
6.000%, 8/1/38	200	231

	PAR VALUE	VALUE
Agency—continued
6.000%, 8/1/38	$13	$15
5.000%, 6/1/39	581	656
5.000%, 9/1/39	154	174
5.500%, 9/1/39	310	351
4.500%, 9/1/40	246	275
3.500%, 12/1/42	286	303
3.000%, 3/1/43	490	511
3.000%, 5/1/43	143	149
3.000%, 5/1/43	326	339
4.000%, 9/1/44	121	130
3.000%, 5/1/45	795	827
3.000%, 8/1/45	576	601
3.500%, 8/1/45	617	650
3.500%, 8/1/45	659	696
3.500%, 1/1/46	147	155
3.000%, 2/1/46	684	712
3.000%, 4/1/46	723	752
GNMA 6.500%, 9/15/28	28	33

		9,369

Non-Agency—14.8%
Access Point Financial, Inc. 15-A, A 144A 2.610%, 4/15/20(3)	86	86
Agate Bay Mortgage Trust 13-1, 144A 3.500%, 7/25/43(2)(3)	80	82
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	195	215
15-SFR2, C 144A 4.691%, 10/17/45(3)	125	138
15-SFR1, A 144A 3.467%, 4/17/52(3)	219	233
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.311%, 6/25/33(2)	130	125
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	325	341
Banc of America Funding Trust
04-B, 2A1 2.886%, 11/20/34(2)	76	75
05-1, 1A1 5.500%, 2/25/35	84	85
Banc of America Mortgage Trust 05-3, 1A15 5.500%, 4/25/35	81	82
Bank of America (Countrywide) Asset-Backed Certificates 05-1, AF5A 5.148%, 7/25/35(2)	257	255
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 04-6, 1A2 3.018%, 5/25/34(2)	255	252
Citigroup Commercial Mortgage Trust 07-C6, A4 5.900%, 12/10/49(2)	350	356
Credit Suisse Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	94	90

	PAR VALUE	VALUE
Non-Agency—continued
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.510%, 8/10/44(2)(3)	$180	$189
Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 2.725%, 10/25/28(2)	250	254
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	66	67
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	174	153
Jefferies Resecuritization Trust 14-R1, 1A1 144A 4.000%, 12/27/37(3)	54	54
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 03-S11, 3A5 5.950%, 11/25/33	169	176
JPMorgan Chase Commercial Mortgage Securities Trust
06-LDP9, A3 5.336%, 5/15/47	37	37
14- C22, A4 3.801%, 9/15/47	195	213
JPMorgan Chase Mortgage Trust
04-A4, 2A1 3.032%, 9/25/34(2)	194	197
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	112	118
16-1, M2 144A 3.750%, 4/25/45(2)(3)	146	151
16-2, M2 144A 3.750%, 12/25/45(2)(3)	186	193
15-4, 1A4 144A 3.500%, 5/25/46(2)(3)	120	124
16-1, A3 144A 3.500%, 5/25/46(3)	555	573
11-C4, A4, 144A 4.388%, 7/15/46(3)	325	354
MASTR Adjustable Rate Mortgages Trust 05-1, 3A1 3.326%, 2/25/35(2)	144	131
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	126	127
Morgan Stanley – Bank of America (Merrill Lynch) Trust
13-C13, AS 4.266%, 11/15/46	360	400
15-C22, AS 3.561%, 4/15/48	310	327
15-C26,C 4.558%, 10/15/48(2)	195	204
Morgan Stanley Capital Barclays Bank Trust 16-Mart, A 144A 2.200%, 9/13/31(3)	140	140
Morgan Stanley Capital I Trust
07-T27, A4 5.818%, 6/11/42(2)	539	551

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
08-T29, A4 6.477%, 1/11/43(2)	$526	$551
07-IQ14, A4 5.692%, 4/15/49(2)	300	303
07-IQ14, AM 5.865%, 4/15/49(2)	190	184
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(3)	210	211
New Residential Mortgage Loan Trust
14-1A, A 144A 3.750%, 1/25/54(2)(3)	178	185
15-2A, A1 144A 3.750%, 8/25/55(2)(3)	200	208
16-1A, A1 144A 3.750%, 3/25/56(2)(3)	169	175
Novastar Mortgage Funding Trust Series 04-4, M5 2.250%, 3/25/35(2)	185	181
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	144	144
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	106	110
14-4, A6 144A 3.500%, 11/25/44(2)(3)	179	185
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	150	152
16-1, A1B, 144A 2.750%, 2/25/55(2)(3)	199	202
15-5, A2 144A 3.500%, 5/25/55(2)(3)	220	222
16-4, A1 144A 2.250%, 7/25/56(2)(3)	140	141
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	225	219
Vericrest Opportunity Loan Transfer
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	111	111
16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	100	100
Vericrest Opportunity Loan Trust
16-NPL8, A1 144A 3.500%, 7/25/46(2)(3)	116	116
15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	111	111
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	300	317
Wells Fargo – Royal Bank of Scotland plc Commercial Mortgage Trust 11-C5, C 144A 5.866%, 11/15/44(2)(3)	205	227

		11,503
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $20,332)		20,872

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—5.1%
AmeriCredit Automobile Receivables Trust 14-1, D 2.540%, 6/8/20	$235	$238
Avis Budget Rental Car Funding LLC
(AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)	375	376
(AESOP) 16-1A, A 144A 2.990%, 6/20/22(3)	200	205
CarFinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	215	216
CarMax Auto Owner Trust 15-2, C 2.390%, 3/15/21	235	238
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)	220	218
Drive Auto Receivables Trust 15-DA, C 144A 3.380%, 11/15/21(3)	260	265
Drug Royalty II LP 1 14-1, A2 144A 3.484%, 7/15/23(3)	161	159
DT Auto Owner Trust 16-4A C, 144A 2.740%, 10/17/22(3)	235	235
Exeter Automobile Receivables Trust 13-1A, C 144A 3.520%, 2/15/19(3)	207	209
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	142	144
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.546%, 9/27/21(2)(3)	310	312
Orange Lake Timeshare Trust 12-AA, A 144A 3.450%, 3/10/27(3)	42	43
Santander Drive Auto Receivables Trust 13-1, D 2.270%, 1/15/19	215	217
Sierra Timeshare Receivables Funding LLC 12-3A, A 144A 1.870%, 8/20/29(3)	84	83
Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(3)	34	34
SoFi Professional Loan Program LLC 15-A, A2 144A 2.420%, 3/25/30(3)	105	106
Taco Bell Funding LLC 16-1A, A21 144A 3.832%, 5/25/46(3)	240	243
Trip Rail Master Funding LLC 14-1A, A1 144A 2.863%, 4/15/44(3)	233	232
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	231	234
TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,986)		4,007

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES—46.9%

Consumer Discretionary—6.3%
Boyd Gaming Corp. 6.875%, 5/15/23	$75	$82
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(14)	100	104
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	75	81
CCO Holdings LLC 144A 5.500%, 5/1/26(3)	125	131
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(3)	45	45
144A 5.125%, 12/15/21(3)	110	110
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	175	174
Columbus Cable Barbados Ltd. Series B, 144A 7.375%, 3/30/21(3)	200	213
Delphi Automotive plc 3.150%, 11/19/20	145	150
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	15	15
Grupo Televisa SAB 4.625%, 1/30/26	200	214
Hanesbrands, Inc. 144A 4.625%, 5/15/24(3)	20	21
Landry’s, Inc.
144A 9.375%, 5/1/20(3)	165	173
144A 6.750%, 10/15/24(3)	45	46
M/I Homes, Inc. 6.750%, 1/15/21	95	100
MDC Holdings, Inc. 5.500%, 1/15/24	180	189
MGM Resorts International 6.000%, 3/15/23	85	92
MPG Holdco I, Inc. 7.375%, 10/15/22	145	149
New York University 4.142%, 7/1/48	70	72
Newell Brands, Inc.
144A 5.000%, 11/15/23(3)	25	27
4.200%, 4/1/26	25	27
PetSmart, Inc. 144A 7.125%, 3/15/23(3)	135	142
Priceline Group, Inc. (The) 3.650%, 3/15/25	195	205
QVC, Inc. 4.375%, 3/15/23	265	266
Scientific Games International, Inc. 6.625%, 5/15/21	95	73
SFR (Numericable) Group S.A. 144A 6.000%, 5/15/22(3)	200	205
Signet UK Finance plc 4.700%, 6/15/24	210	202
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	165	170

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	$130	$132
Station Casinos LLC 7.500%, 3/1/21	230	243
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	80	87
Toll Brothers Finance Corp.
5.625%, 1/15/24	10	11
4.875%, 11/15/25	305	313
TRI Pointe Group, Inc. 5.875%, 6/15/24	155	162
Wyndham Worldwide Corp. 5.100%, 10/1/25	245	268
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	200	200

		4,894

Consumer Staples—1.7%
Anheuser-Busch InBev Finance, Inc.
3.300%, 2/1/23	90	95
3.650%, 2/1/26	185	198
CVS Health Corp. 2.875%, 6/1/26	255	259
Flowers Foods, Inc. 4.375%, 4/1/22	275	297
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	40	43
Safeway, Inc. 7.250%, 2/1/31	115	115
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	155	140
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	143	156

		1,303

Energy—2.8%
Antero Midstream Partners LP 144A 5.375%, 9/15/24(3)	60	61
Antero Resources Corp. 5.625%, 6/1/23	80	82
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	45	44
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	35	36
Cimarex Energy Co. 4.375%, 6/1/24	120	125
Continental Resources, Inc.
5.000%, 9/15/22	110	110
4.500%, 4/15/23	70	68
Enbridge Energy Partners LP 4.375%, 10/15/20	30	32
EnLink Midstream Partners LP 4.850%, 7/15/26	15	15

	PAR VALUE	VALUE
Energy—continued
FTS International, Inc. 6.250%, 5/1/22	$60	$23
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	115	121
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	15	16
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	245	293
MPLX LP 4.875%, 12/1/24	255	264
NGL Energy Partners LP 5.125%, 7/15/19	155	147
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	215	223
Range Resources Corp. 144A 5.000%, 3/15/23(3)	130	128
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	140	153
Sunoco LP 144A 6.375%, 4/1/23(3)	215	222

		2,163

Financials—16.6%
AerCap Ireland Capital Ltd. (Aercap Global Aviation Trust) 3.950%, 2/1/22	200	205
Air Lease Corp. 2.625%, 9/4/18	70	71
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	180	193
Ally Financial, Inc. 5.750%, 11/20/25	120	126
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	190	196
Ares Capital Corp.
4.875%, 11/30/18	26	27
3.875%, 1/15/20	71	73
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	270	262
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	175	195
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	275	291
Banco Inbursa S.A. Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	160	162
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	185	205
Banco Nacional de Comercio Exterior SVC 144A 4.375%, 10/14/25(3)	200	207
Banco Santander Chile 144A 3.875%, 9/20/22(3)	215	228
Bancolombia S.A. 5.125%, 9/11/22	260	271

	PAR VALUE	VALUE
Financials—continued
Bank of America Corp.
2.000%, 1/11/18	$150	$151
5.625%, 7/1/20	235	264
4.450%, 3/3/26	340	365
Bank of India 144A 3.250%, 4/18/18(3)	265	270
Bank of New York Mellon Corp. (The) 2.800%, 5/4/26	210	216
Barclays Bank plc 144A 6.050%, 12/4/17(3)	250	261
Berkshire Hathaway, Inc.
2.750%, 3/15/23	20	21
3.125%, 3/15/26	45	47
Capital One Financial Corp.
4.200%, 10/29/25	180	188
3.750%, 7/28/26	200	201
Citigroup, Inc. 4.600%, 3/9/26	230	246
Compass Bank 3.875%, 4/10/25	250	245
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	290	284
Discover Financial Services 3.950%, 11/6/24	190	195
Ford Motor Credit Co., LLC 5.750%, 2/1/21	235	265
FS Investment Corp.
4.250%, 1/15/20	165	169
4.750%, 5/15/22	40	41
General Motors Financial Co., Inc.
4.750%, 8/15/17	55	56
4.200%, 3/1/21	90	95
3.450%, 4/10/22	30	30
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	500	580
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(2)(3)(5)(6)	310	316
ICAHN Enterprises LP 5.875%, 2/1/22	65	63
ING Groep NV 6.000%(2)(5)(6)	200	195
iStar Financial, Inc. 5.000%, 7/1/19	90	90
Jefferies Group LLC 6.875%, 4/15/21	85	99
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	215	235
Leucadia National Corp. 5.500%, 10/18/23	150	158
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	245	265
Lincoln National Corp. 4.200%, 3/15/22	250	271
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	210	240
Manulife Financial Corp. 4.150%, 3/4/26	215	235

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Morgan Stanley
4.100%, 5/22/23	$155	$164
4.350%, 9/8/26	340	363
6.375%, 7/24/42	435	594
Navient Corp. 7.250%, 9/25/23	40	40
OM Asset Management plc 4.800%, 7/27/26	200	200
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	255	275
Prudential Financial, Inc.
5.875%, 9/15/42(2)	190	210
5.625%, 6/15/43(2)(6)	160	173
S&P Global, Inc. 4.000%, 6/15/25	195	211
Santander Holdings USA, Inc. 2.700%, 5/24/19	195	197
SBA Tower Trust 144A 2.877%, 7/15/21(3)	320	325
Societe Generale S.A. 144A 4.750%, 11/24/25(3)	200	207
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	162
Trinity Acquisition plc
3.500%, 9/15/21	15	16
4.400%, 3/15/26	80	84
UBS AG 7.625%, 8/17/22	500	582
Woodside Finance Ltd. 144A 3.700%, 9/15/26(3)	50	50

		12,922

Health Care—3.5%
AbbVie, Inc.
2.850%, 5/14/23	135	137
3.600%, 5/14/25	65	68
3.200%, 5/14/26	110	111
Capsugel S.A. PIK Interest Capitalization, 144A 7.000%, 5/15/19(3)(8)	27	27
Cardinal Health, Inc.
3.200%, 3/15/23	130	137
3.750%, 9/15/25	165	179
Community Health Systems, Inc. 5.125%, 8/1/21	45	45
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	10	6
Endo Finance LLC 144A 6.000%, 7/15/23(3)	110	101
Forest Laboratories LLC 144A 4.875%, 2/15/21(3)	160	178
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	35	37
HCA, Inc.
5.375%, 2/1/25	80	83
5.250%, 6/15/26	20	21
4.500%, 2/15/27	180	181
IASIS Healthcare LLC 8.375%, 5/15/19	80	73

	PAR VALUE	VALUE
Health Care—continued
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	$90	$95
Mylan NV
144A 3.000%, 12/15/18(3)	55	56
144A 3.150%, 6/15/21(3)	55	56
Ortho-Clinical Diagnostics, Inc. (Ortho-Clinical Diagnostics S.A.) 144A 6.625%, 5/15/22(3)	120	106
Owens & Minor, Inc. 3.875%, 9/15/21	35	36
Shire Acquisitions Investments Ireland Dac 2.400%, 9/23/21	80	80
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	120	128
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	160	169
Team Health, Inc. 144A 7.250%, 12/15/23(3)	5	5
Teleflex, Inc. 4.875%, 6/1/26	80	83
Tenet Healthcare Corp.
4.350%, 6/15/20(2)	75	76
4.500%, 4/1/21	85	86
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	120	121
Universal Health Services, Inc.
144A 4.750%, 8/1/22(3)	40	41
144A 5.000%, 6/1/26(3)	95	99
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(3)	25	24
144A 5.500%, 3/1/23(3)	50	43
Zoetis, Inc. 3.450%, 11/13/20	45	47

		2,735

Industrials—2.6%
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	81	84
AMN Healthcare, Inc. 144A 5.125%, 10/1/24(3)	20	20
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	110	108
Carpenter Technology Corp. 4.450%, 3/1/23	250	247
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	297	315
00-1, A1 8.048%, 11/1/20	249	279
GATX Corp. 3.250%, 9/15/26	35	35
Masco Corp.
5.950%, 3/15/22	110	125
4.450%, 4/1/25	55	58
Owens Corning 3.400%, 8/15/26	200	201

	PAR VALUE	VALUE
Industrials—continued
Penske Truck Leasing Co., LP 144A 3.375%, 2/1/22(3)	$75	$78
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	75	82
TransDigm, Inc.
6.000%, 7/15/22	115	122
6.500%, 5/15/25	45	47
Wheels Up Finance I LLC
16-01, A 0.500%, 6/1/24(2)(9)(15)	43	42
16-01, A 7.500%, 6/30/24(9)	199	198

		2,041

Information Technology—2.7%
Apple, Inc.
2.850%, 2/23/23	55	58
3.250%, 2/23/26	155	165
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	40	43
144A 7.125%, 6/15/24(3)	35	39
144A 6.020%, 6/15/26(3)	40	44
144A 8.100%, 7/15/36(3)	40	47
144A 8.350%, 7/15/46(3)	45	54
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22	270	281
Electronic Arts, Inc. 3.700%, 3/1/21	30	32
First Data Corp. 144A 5.000%, 1/15/24(3)	230	234
Flex Ltd. 4.750%, 6/15/25	200	213
Hewlett Packard Enterprise Co. 144A 4.900%, 10/15/25(3)	120	128
Microsoft Corp. 2.400%, 8/8/26	120	120
NXP BV (NXP Funding LLC) 144A 4.125%, 6/1/21(3)	200	214
Oracle Corp.
2.400%, 9/15/23	25	25
2.650%, 7/15/26	170	170
Verisk Analytics, Inc. 4.000%, 6/15/25	190	202

		2,069

Materials—2.7%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	310	332
Berry Plastics Corp. 5.125%, 7/15/23	145	148
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	95	96
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	200	197
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	375	391

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
NewMarket Corp. 4.100%, 12/15/22	$288	$299
Novelis Corp.
144A 6.250%, 8/15/24(3)	10	10
144A 5.875%, 9/30/26(3)	150	154
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	200	217
Reynolds Group Issuer, Inc. 144A 5.125%, 7/15/23(3)	50	52
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	145	155
Valvoline, Inc. 144A 5.500%, 7/15/24(3)	20	21

		2,072

Real Estate—4.1%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	120	126
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	25	26
Brixmor Operating Partnership LP 3.875%, 8/15/22	55	58
Corporate Office Properties LP 3.600%, 5/15/23	265	265
Corrections Corp. of America 5.000%, 10/15/22	165	150
Developers Diversified Realty Corp.
7.875%, 9/1/20	155	186
3.500%, 1/15/21	130	135
Digital Realty Trust LP 5.250%, 3/15/21	165	185
Education Realty Operating Partnership LP 4.600%, 12/1/24	205	213
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	125	129
Kilroy Realty LP 4.375%, 10/1/25	190	205
Kimco Realty Corp. 3.400%, 11/1/22	185	195
MPT Operating Partnership LP
6.375%, 3/1/24	20	22
5.500%, 5/1/24	90	95
5.250%, 8/1/26	10	10
National Retail Properties, Inc. 4.000%, 11/15/25	60	64
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	155	156
Select Income REIT 4.500%, 2/1/25	190	192
Sovran Acquisition LP 3.500%, 7/1/26	125	128
Ventas Realty LP (Ventas Capital Corp.) 3.250%, 8/15/22	250	261

	PAR VALUE	VALUE
Real Estate—continued
Welltower, Inc. 4.000%, 6/1/25	$200	$212
WP Carey, Inc. 4.600%, 4/1/24	160	167

		3,180

Telecommunication Services—2.5%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	200	206
AT&T, Inc. 3.875%, 8/15/21	425	459
CenturyLink, Inc. Series Y 7.500%, 4/1/24	140	150
Crown Castle International Corp. 3.700%, 6/15/26	20	21
CSC Holdings LLC 144A 5.500%, 4/15/27(3)	110	113
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	215	221
Qwest Corp. 7.250%, 9/15/25	150	164
T-Mobile USA, Inc. 6.500%, 1/15/26	135	150
Telefonica Emisiones SAU 4.570%, 4/27/23	225	251
Windstream Corp. 7.750%, 10/15/20	200	205

		1,940

Utilities—1.4%
Dominion Resources, Inc. 2.962%, 7/1/19(2)	20	21
Duke Energy Corp. 2.650%, 9/1/26	205	201
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	210	225
NRG Yield Operating LLC 5.375%, 8/15/24	60	62
Southern Power Co. 4.150%, 12/1/25	230	248
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	200	221
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	145	150

		1,128
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $35,002)		36,447

LOAN AGREEMENTS(2)—4.1%

Consumer Discretionary—0.9%
Boyd Gaming Corp. Tranche B-2 3.524%, 9/15/23	46	46

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Entertainment Resort Properties LLC 7.000%, 10/11/20	$155	$155
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	60	59
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	40	40
Floor & Decor Outlets of America, Inc. 0.000%, 9/29/23(10)	77	77
Laureare Education, Inc. 2021 Extended, 8.157%, 3/17/21	63	63
Station Casinos LLC Tranche B, 3.750%, 6/8/23	72	72
U.S. Farathane LLC Tranche B-2, 5.750%, 12/23/21	112	113
UFC Holdings LLC First Lien 5.000%, 8/18/23	93	94

		719

Consumer Staples—0.3%
Albertson’s LLC Trance B-4, 4.500%, 8/25/21	112	113
Hostess Brands LLC Tranche B, Second Lien, 8.500%, 8/3/23	150	151

		264

Energy—0.1%
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	94	84

Health Care—1.0%
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	79	79
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	104	106
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	66	59
InVentiv Health, Inc.
Tranche B-4, 7.750%, 5/15/18	110	110
Tranche B 0.000%, 9/29/23(10)	58	58
MMM Holdings, Inc. 9.750%, 12/12/17(4)(9)	50	49
MPH Acquisition Holdings LLC 5.000%, 6/7/23	46	46
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(4)(9)	36	35

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
NVA Holdings, Inc. Second Lien, 8.000%, 8/14/22	$64	$64
Quorum Health Corp. 6.750%, 4/29/22	92	89
Surgery Center Holdings, Inc. First Lien, 4.750%, 11/3/20	99	100

		795

Industrials—0.5%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	78	78
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	98	99
Navistar, Inc. Tranche B 6.500%, 8/7/20	120	120
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	120	119

		416

Information Technology—0.5%
Donnelley Financial Solutions 0.000%, 9/23/23(10)	41	41
First Data Corp. Tranche 2022 4.275%, 7/8/22	145	146
NXP BV Tranche F 3.405%, 12/7/20	74	75
On Semiconductor 5.250%, 3/31/23	50	50
SS&C European Holdings S.a.r.l.
Tranche B-2, 4.000%, 7/8/22	5	5
Tranche B-1, 4.000%, 7/8/22	41	42
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	14	14

		373

Materials—0.1%
Huntsman International LLC Tranche 16-B, 4.250%, 4/1/23	44	44
INEOS U.S. Finance LLC Tranche 2022, 4.250%, 3/31/22	9	9

		53

Real Estate—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	71	72

	PAR VALUE		VALUE
Telecommunication Services—0.2%
T-Mobile USA, Inc. Senior Lien 3.500%, 11/9/22	$85		$86
UPC Financing Partnership 4.080%, 8/31/24	63		63

			149

Utilities—0.4%
Energy Future Holdings Corp.
5.000%, 7/27/23(4)	70		71
Tranche C 5.000%, 7/27/23(4)	17		17
NRG Energy, Inc. 3.500%, 6/30/23	236		236

			324
TOTAL LOAN AGREEMENTS (Identified Cost $3,243)			3,249

	SHARES
PREFERRED STOCKS—3.2%

Energy—0.3%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	200	(11)	204

Financials—2.0%
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	150	(11)	153
Citigroup, Inc.
Series J 7.125%(2)	8,000		232
Series N 6.250%(2)	155	(11)	167
JPMorgan Chase & Co. Series Z, 5.300%(2)	45	(11)	46
KeyCorp. 5.000%(2)	190	(11)	187
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	215	(11)	214
SunTrust Bank, Inc. 5.625%(2)	45	(11)	47
Wells Fargo & Co. Series K, 7.980%(2)	230	(11)	240
Zions Bancorp 6.950%(2)	8,800		261

			1,547

Industrials—0.9%
General Electric Co. Series D, 5.000%(2)	686	(11)	729
TOTAL PREFERRED STOCKS (Identified Cost $2,328)			2,481

EXCHANGE-TRADED FUND—1.1%
iShares iBoxx $ Investment Grade Corporate Bond Fund(13)	6,725		828
TOTAL EXCHANGE-TRADED FUND (Identified Cost $803)			828

	SHARES	VALUE
AFFILIATED MUTUAL FUND—1.5%
Virtus Credit Opportunities Fund Class R6(13)	117,904	$1,159
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $1,179)		1,159
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $74,754)		77,124	(12)
TOTAL INVESTMENTS—99.1% (Identified Cost $74,754)		77,124	(1)
Other assets and liabilities, net—0.9%		731

NET ASSETS—100.0%		$77,855

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $22,599 or 29.0% of net assets.
(4)	Security in default, interest payments are being received during the bankruptcy proceedings.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	100% of the income received was in cash.
(9)	Illiquid security.
(10)	This loan will settle after September 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(11)	Value shown as par value.
(12)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(13)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(14)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(15)	Represents unfunded portion of security and commitment fee earned on this portion.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

Country Weightings† (Unaudited)
United States	86%
Canada	1
Chile	1
Mexico	1
Netherlands	1
Switzerland	1
United Kingdom	1
Other	8
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$4,007	$—	$4,007	$—
Corporate Bonds And Notes	36,447	—	36,207	240
Foreign Government Securities	1,179	—	1,179	—
Loan Agreements	3,249	—	3,249	—
Mortgage-Backed Securities	20,872	—	20,872	—
Municipal Bonds	1,133	—	1,133	—
U.S. Government Securities	5,769	—	5,769	—
Equity Securities:
Affiliated Mutual Fund	1,159	1,159	—	—
Exchange-Traded Funds	828	828	—	—
Preferred Stocks	2,481	493	1,988	—

Total Investments	$77,124	$2,480	$74,404	$240

There were no transfers from Level 1 to Level 2 related to securities held as of September 30, 2016.

Securities held by the Fund with an end of period value of $261 were transferred from Level 2 into Level 1 since starting to use an exchange price.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2015:	$—
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—	(c)
Change in unrealized appreciation (depreciation)	—	(c)
Purchases	443
Sales(b)	(203)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2016	$240	(d)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydown on securities.
(c)	Amount is less than $500.
(d)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(2)—97.1%

Development Revenue—12.9%
Garden Grove Agency for Community Development Successor Agency, Garden Grove Community Project, (BAM Insured) 5.000%, 10/1/29	$350	$431
Lafayette Redevelopment Agency Successor Agency, Lafayette Redevelopment Project, (AGM Insured) 5.000%, 8/1/38	250	294
Los Angeles County Redevelopment Refunding Authority, Long Beach Project, 5.000%, 8/1/34	215	259
Menlo Park Community Development Agency Successor Agency, Las Pulgas Community Development Project ,(AGM Insured) 5.000%, 10/1/29	100	123
Milpitas Redevelopment Agency Successor Agency Redevelopment Project Area No.1, 5.000%, 9/1/30	250	306
Palmdale Community Redevelopment Agency Successor Agency, Subordinate Lien, (NATL Insured) 5.000%, 9/1/34	300	364
Sacramento Redevelopment Agency Successor Agency
(BAM Insured) 5.000%, 12/1/33	75	90
(BAM Insured) 5.000%, 12/1/34	75	90
San Diego Redevelopment Agency, Center City Redevelopment Project, (AMBAC Insured) 4.750%, 9/1/30	500	501
San Marcos Redevelopment Agency Successor Agency, 5.000%, 10/1/33	250	303
San Mateo Redevelopment Agency Successor Agency, 5.000%, 8/1/30	250	306
Santa Clara Redevelopment Agency, Bayshore North Project, (NATL Insured) 5.000%, 6/1/22	500	503
Union City Redevelopment Agency Successor Agency, Union City Redevelopment Project, 5.000%, 10/1/36	200	239
Westminster Redevelopment Agency Successor Agency (BAM Insured) 4.000%, 11/1/36	200	221

		4,030

	PAR VALUE	VALUE
General Obligation—13.0%
Cajon Valley Union School District, 5.000%, 8/1/31	$250	$305
California State of,
5.500%, 3/1/26	250	267
(AMBAC Insured) 5.000%, 2/1/27	290	377
5.000%, 9/1/32	300	354
5.000%, 12/1/37	75	78
6.000%, 4/1/38	250	281
Grossmont Healthcare District 5.000%, 7/15/25	350	451
Los Alamitos Unified School District, School Facilities Improvement District No.1, 2008 Election 5.250%, 8/1/39	250	304
Midpeninsula Regional Open Space District 4.000%, 9/1/36	100	113
Oakland Unified School District
(AGM Insured) 5.000%, 8/1/24	200	253
5.000%, 8/1/33	300	365
Ross Valley School District, 5.000%, 8/1/37	350	411
San Diego Community College District, 5.000%, 8/1/43	150	180
San Diego Unified School District, (AGM Insured) 5.500%, 7/1/25	225	301

		4,040

General Revenue—8.3%
California Infrastructure & Economic Development Bank 0.780%, 9/1/38(3)	250	250
5.000%, 10/1/23	200	250
California State Municipal Finance Authority, Bowles Hall Foundation 4.000%, 6/1/22	100	110
Golden State Tobacco Securitization Corp.,
5.000%, 6/1/29	350	421
5.125%, 6/1/47	950	948
Midpeninsula Regional Open Space District, Promissory Notes 5.000%, 9/1/23	120	151
South Bay Regional Public Communications Authority, Hawthorne Projects, (ACA Insured) 4.750%, 1/1/31	435	439

		2,569

Higher Education Revenue—4.1%
California Educational Facilities Authority, Pomona College, 5.000%, 7/1/45	500	501
California State University 5.000%, 11/1/41	300	367
University of California,
General Revenue 5.000%, 5/15/23	100	125

	PAR VALUE	VALUE
Higher Education Revenue—continued
Limited Projects Revenue 5.000%, 5/15/23	$225	$280

		1,273

Lease Revenue—9.7%
California State Public Works Board,
Department of General Services, Buildings 8&9 6.125%, 4/1/29	500	563
Capital Projects, 5.750%, 10/1/30	550	626
Department of Forestry & Fire Protection, 5.000%, 11/1/32	500	520
Municipal Improvement Corp. of Los Angeles Real Property 5.000%, 11/1/36	250	305
San Diego Regional Building Authority, County Operations Center 5.000%, 10/15/35	335	407
Ventura County Public Financing Authority, 5.000%, 11/1/25	250	305
West Hollywood Public Financing Authority, West Hollywood Park Phase II 5.000%, 4/1/34	250	306

		3,032

Medical Revenue—7.8%
California Municipal Finance Authority, Community Medical Centers, 5.000%, 2/1/27	100	120
California State Health Facilities Financing Authority,
El Camino Hospital, 5.000%, 2/1/26	100	124
Cedars-Sinai Medical Center, 5.000%, 11/15/31	250	309
Sutter Health, 5.000%, 11/15/35	125	153
Providence St. Joseph Health 4.000%, 10/1/36	50	55
Lucille Salter Packard Children’s Hospital at Stanford, 5.000%, 8/15/43	100	118
Sutter Health, 5.000%, 8/15/43	135	162
California Statewide Communities Development Authority,
Kaiser Permanente 0.820%, 8/15/25(3)	300	300
Loma Linda University Medical Center, 5.000%, 12/1/30(4)	100	118
John Muir Health Center 5.000%, 8/15/41	100	121
Cottage Health System, 5.000%, 11/1/43	250	295

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Medical Revenue—continued
Loma Linda University Medical Center, 5.250%, 12/1/56(4)	$100	$114
Regents of The University of California Medical Center Pooled Revenue 4.500%, 5/15/36	250	291
San Benito Health Care District, (CHFCLIF Insured) 4.000%, 3/1/18	140	146

		2,426

Natural Gas Revenue—2.5%
Roseville Natural Gas Financing Authority,
5.000%, 2/15/24	450	530
5.000%, 2/15/27	195	236

		766

Power Revenue—2.3%
Northern California Power Agency, Hydroelectric Project No.1, 5.000%, 7/1/32	200	235
Sacramento Municipal Utility District, 5.000%, 8/15/29	150	185
Southern California Public Power Authority, Windy Point Project, 5.000%, 7/1/28	250	285

		705

Pre-Refunded—14.6%
Bay Area Toll Authority, (Pre-refunded 4/1/19 @100) 5.125%, 4/1/39	425	469
California State Health Facilities Financing Authority, Providence Health & Services, (Pre-refunded 10/1/18 @100) 6.500%, 10/1/38	195	217
Providence Health & Services, (Pre-refunded 10/1/18 @100) 6.500%, 11/1/38	5	6
California State Infrastructure & Economic Development Bank, Bay Area Toll Bridges (Pre-refunded 7/1/26 @100) (AMBAC Insured) 5.125%, 7/1/37	530	698
California State of, (Pre-refunded 12/1/2017 @ 100) 5.000%, 12/1/37	200	210
California State University, (Pre-refunded 5/1/19 @ 100) 5.250%, 11/1/38	500	556
California Statewide Communities Development Authority,
Sutter Health, (AMBAC Insured) (Pre-refunded 5/15/17 @100) 5.000%, 11/15/38	205	210

	PAR VALUE	VALUE
Pre-Refunded—continued
St. Joseph Health System, (FGIC Insured) (Pre-refunded 7/1/18 @100) 5.750%, 7/1/47	$350	$380
City of Stockton CA, (GNMA Collateralized) (Pre-refunded 9/20/17 @ 100) 5.600%, 3/20/28	150	157
County of Riverside CA, (Escrowed to Maturity) (GNMA Collateralized) 7.800%, 5/1/21	1,085	1,391
Northern California Power Agency, (AMBAC Insured) (Pre-refunded 7/1/21 @ 100) 7.500%, 7/1/23	195	236

		4,530

Special Tax Revenue—4.9%
Chula Vista Municipal Financing Authority, 5.000%, 9/1/27	200	244
North City West School Facilities Financing Authority, (AMBAC Insured) 5.250%, 9/1/19	635	709
Sacramento Area Flood Control Agency, Consololidated Capital Assessment District (BHAC Insured) 5.500%, 10/1/28	250	273
Tustin Unified School District, Community Facilities District No. 97-1, (BAM Insured) 5.000%, 9/1/33	250	298

		1,524

Transportation Revenue—5.9%
Los Angeles Department of Airports 5.000%, 5/15/32	200	246
Los Angeles Harbor Department, 5.000%, 8/1/35	235	282
San Diego County Regional Airport Authority, 5.000%, 7/1/40	400	449
San Diego County Regional Transportation Commission 5.000%, 4/1/36	100	123
San Diego Unified Port District, 5.000%, 9/1/28	200	238
San Francisco City & County Airport Commission, San Francisco International Airport, 5.000%, 5/1/43	150	174
San Francisco Municipal Transportation Agency,
5.000%, 3/1/31	125	150
5.000%, 3/1/33	150	183

		1,845

	PAR VALUE	VALUE
Water & Sewer Revenue—11.1%
East Bay Municipal Utility District Water System Revenue 5.000%, 6/1/35	$270	$332
Los Angeles Department of Water & Power, 5.000%, 7/1/35	295	360
Manteca, City of, Water Revenue, 5.000%, 7/1/27	300	362
Metropolitan Water District of Southern California 0.800%, 7/1/32(3)	300	300
Oakland, City of, Sewer Revenue, 5.000%, 6/15/29	200	245
Ross Valley Public Financing Authority, Sanitary District No.1 (AGM Insured) 5.000%, 10/1/33	225	269
San Diego County Water Authority, 5.000%, 5/1/31	250	304
San Diego Public Facilities Financing Authority Sewer Revenue 5.000%, 5/15/39	500	614
Santa Margarita-Dana Point Authority, Water Improvement Districts Nos. 2,3,4, 5.125%, 8/1/38	630	674

		3,460
TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $28,050)		30,200
TOTAL LONG TERM INVESTMENTS—97.1%
(Identified Cost $28,050)		30,200
TOTAL INVESTMENTS—97.1% (Identified Cost $28,050)		30,200	(1)
Other assets and liabilities, net—2.9%		913

NET ASSETS—100.0%		$31,113

Abbreviations:

ACA	American Capital Access Financial Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured.
BHAC	Berkshire Hathaway Assurance Corp.
CHFCLIF	California Health Facility Construction Loan Insurance Fund.
FGIC	Financial Guaranty Insurance Company
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	At September 30, 2016, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 100%. At September 30, 2016, 30.40% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the insurers’ concentration exceeds 10% of the Fund’s net assets.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $232 or 0.7% of net assets.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$30,200	$30,200

Total Investments	$30,200	$30,200

There are no Level 1 (quoted prices) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

VIRTUS ESSENTIAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.9%

Consumer Discretionary—6.9%
BorgWarner, Inc. (United States)	978	$34
Coway Co., Ltd. (South Korea)	529	46
Delphi Automotive plc (United Kingdom)	707	51
EnerCare, Inc. (Canada)	5,722	82
Johnson Controls International plc (Ireland)	2,108	98
LKQ Corp. (United States)(2)	573	20

		331

Consumer Staples—15.8%
Adecoagro SA (Brazil)(2)	4,811	55
AG Growth International, Inc. (Canada)	476	16
Andersons, Inc. (The) (United States)	425	15
Archer-Daniels-Midland Co. (United States)	2,127	90
BRF SA (Brazil)	1,900	33
Bunge Ltd. (United States)	1,290	76
Dean Foods Co. (United States)	1,587	26
Glanbia plc (Ireland)	1,039	20
Golden Agri-Resources Ltd. (Singapore)	152,500	40
Greencore Group plc (Ireland)	6,917	30
Ingredion, Inc. (United States)	122	16
JBS SA (Brazil)	11,800	43
KWS SAAT AG (Germany)	65	22
Minerva SA (Brazil)(2)	10,900	33
Origin Enterprises plc (Ireland)(2)	5,210	33
PureCircle Ltd. (United Kingdom)(2)	6,672	24
SLC Agricola SA (Brazil)	13,700	59
SunOpta, Inc. (Canada)(2)	5,108	36
Tyson Foods, Inc. Class A (United States)	429	32
United Natural Foods, Inc. (United States)(2)	676	27
Wilmar International Ltd. (Singapore)	13,200	31

		757

Energy—4.3%
CHORUS Clean Energy AG (Germany)(2)	1,356	16
Cosan Ltd. (Brazil)	11,400	81
Energiekontor AG (Germany)	3,103	51
Energy Development Corp. (Philippines)	146,000	18
Pattern Energy Group, Inc. (United States)	957	22
TransAlta Renewables, Inc. (Canada)	1,658	19

		207

Financials—3.6%
Capital Stage AG (Germany)	510	4
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (United States)	1,529	36

	SHARES	VALUE
Financials—continued
PICO Holdings, Inc. (United States)(2)	5,805	$68
Renewables Infrastructure Group Ltd. (The) (United Kingdom)	34,076	47
Saeta Yield SA (Spain)	1,912	19

		174

Health Care—2.9%
Agilent Technologies, Inc. (United States)	664	31
Danaher Corp. (United States)	934	73
Genus plc (United Kingdom)	511	13
Novozymes A/S Class B (Denmark)	452	20

		137

Industrials—26.5%
Aalberts Industries NV (Netherlands)	527	18
Aegion Corp. (United States)(2)	843	16
Ameresco, Inc. Class A (United States)(2)	5,848	31
Amiad Water Systems Ltd. (Israel)	7,152	13
Arcadis NV (Netherlands)	1,973	28
BayWa AG (Germany)	1,462	48
Broadwind Energy, Inc. (United States)(2)	1,170	5
China Everbright International Ltd. (Hong Kong)	17,000	20
Costain Group plc (United Kingdom)	6,827	32
Covanta Holding Corp. (United States)	5,786	89
Deere & Co. (United States)	304	26
DIRTT Environmental Solutions (Canada)(2)	2,406	9
Eaton Corp. plc (United States)	533	35
FuelCell Energy, Inc. (United States)(2)	582	3
GEA Group AG (Germany)	745	41
H2O Innovation, Inc. (Canada)(2)	9,874	13
HD Supply Holdings, Inc. (United States)(2)	1,633	52
Honeywell International, Inc. (United States)	402	47
IDEX Corp. (United States)	170	16
Kingspan Group plc (Ireland)(2)	1,287	35
Kubota Corp. (Japan)	5,400	82
Kurita Water Industries Ltd. (Japan)	1,400	33
Lumenpulse, Inc. (Canada)(2)	1,891	24
METAWATER Co., Ltd. (Japan)	700	19
Nordex SE (Germany)(2)	1,498	46
Pentair plc (United States)	961	62
PNE Wind AG (Germany)	10,370	25
Rexnord Corp. (United States)(2)	2,207	47
Roper Technologies, Inc. (United States)	268	49
RPS Group plc (United Kingdom)	7,076	16
Senvion SA (Luxembourg)(2)	1,200	22
SPX Corp. (United States)(2)	2,608	53
Stantec, Inc. (Canada)	1,367	32
Tetra Tech, Inc. (United States)	1,050	37

	SHARES	VALUE
Industrials—continued
Vestas Wind Systems A/S (Denmark)	779	$64
Xylem, Inc. (United States)	728	38
Zumtobel Group AG (Austria)	2,224	43

		1,269

Information Technology—7.5%
Canadian Solar, Inc. (Canada)(2)	1,037	14
First Solar, Inc. (United States)(2)	887	35
Infineon Technologies AG (Germany)	2,033	36
NXP Semiconductors NV (Netherlands)(2)	592	60
Power Integrations, Inc. (United States)	537	34
PSI AG Gesellschaft Fuer Produkte Und Systeme Der Informationstechnologie (Germany)	838	12
Pure Technologies Ltd. (Canada)	13,648	61
SolarEdge Technologies, Inc. (United States)(2)	1,196	21
SunPower Corp. (United States)(2)	4,450	40
Trimble Navigation Ltd. (United States)(2)	1,313	38
Universal Display Corp. (United States)(2)	165	9

		360

Materials—13.9%
Agrium, Inc. (Canada)	712	65
Calgon Carbon Corp. (United States)	3,778	57
CF Industries Holdings, Inc. (United States)	1,654	40
Ecolab, Inc. (United States)	325	40
FMC Corp. (United States)	505	24
Israel Chemicals Ltd. (Israel)	5,839	23
Kemira Oyj (Finland)	1,231	17
Koninklijke Dsm NV (Netherlands)	273	18
Monsanto Co. (United States)	1,121	115
Mosaic Co. (The) (United States)	1,403	34
PhosAgro OAO GDR Registered Shares (Russia)	2,987	38
Potash Corp. of Saskatchewan, Inc. (Canada)	2,557	42
Syngenta AG Registered Shares (Switzerland)	278	122
Yara International ASA (Norway)	989	33

		668

Real Estate—0.4%
Gladstone Land Corp. (United States)	1,612	17

Utilities—16.1%
American Water Works Co., Inc. (United States)	207	16
Aqua America, Inc. (United States)	781	24
Atlantica Yield plc (United Kingdom)	1,670	32

See Notes to Financial Statements

VIRTUS ESSENTIAL RESOURCES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Utilities—continued
Beijing Enterprises Water Group Ltd. Class H (Hong Kong)	52,000	$35
California Water Service Group (United States)	536	17
China Water Affairs Group Ltd. (Bermuda)	28,000	18
CT Environmental Group Ltd. (Cayman Islands)	28,000	8
EDP Renovaveis SA (Spain)	9,093	73
Global Water Resources, Inc. (United States)	879	7
Guangdong Investments Ltd. (China)	16,000	26
Huaneng Renewables Corp., Ltd. Class H (China)	146,000	51
Iberdrola SA (Spain)	9,664	66
Manila Water Co., Inc. (Philippines)	30,100	18
NextEra Energy, Inc. (United States)	156	19
Northland Power, Inc. (Canada)	607	11
NRG Yield, Inc. Class C (United States)	2,712	46
Pennon Group plc (United Kingdom)	2,114	24
SevernTrent plc (United Kingdom)	925	30
Silver Spring Networks, Inc. (United States)(2)	3,072	44

	SHARES	VALUE
Utilities—continued
Suez Environnement SA (France)	5,031	$83
United Utilities Group plc (United Kingdom)	3,696	48
Veolia Environnement SA (France)	3,327	77

		773
TOTAL COMMON STOCKS (Identified Cost $4,619)		4,693

CLOSED END FUND—0.7%

Financials—0.7%
Greencoat UK Wind plc Fund (United Kingdom)(3)	23,384	35
TOTAL CLOSED END FUND (Identified Cost $35)		35
TOTAL LONG TERM INVESTMENTS—98.6%
(Identified Cost $4,654)		4,728
TOTAL INVESTMENTS—98.6% (Identified Cost $4,654)		4,728	(1)
Other assets and liabilities, net—1.4%		67

NET ASSETS—100.0%		$4,795

Abbreviation:

GDR	Global Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings† (Unaudited)
United States	39%
Canada	9
United Kingdom	8
Brazil	6
Germany	6
Ireland	5
France	3
Other	24
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable lnputs
Equity Securities:
Closed End Fund	$35	$35	$—
Common Stocks	4,693	4,248	445

Total Investments	$4,728	$4,283	$445

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES—1.3%
Argentine Republic
144A 7.500%, 4/22/26(3)	$340	$384
144A 7.125%, 7/6/36(3)	360	383
Provincia de Buenos Aires 144A 9.125%, 3/16/24(3)	210	235
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $916)		1,002

MORTGAGE-BACKED SECURITIES—1.3%

Non-Agency—1.3%
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	88	88
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	415	418
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	180	176
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	216	225
Residential Accredit Loans, Inc. 05-QS1, A5 5.500%, 1/25/35	91	91
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $986)		998

ASSET-BACKED SECURITIES—1.3%
CarFinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	205	206
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)	360	360
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	250	255
Leaf Receivables Funding 9 LLC 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	160	157
TOTAL ASSET-BACKED SECURITIES (Identified Cost $971)		978

CORPORATE BONDS AND NOTES—80.5%

Consumer Discretionary—21.6%
Allison Transmission, Inc. 144A 5.000%, 10/1/24(3)	65	67
Altice SA 144A 7.750%, 5/15/22(3)	300	321
Beazer Homes USA, Inc.
5.750%, 6/15/19	115	120
144A 8.750%, 3/15/22(3)	75	79
Boyd Gaming Corp. 6.875%, 5/15/23	265	289
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(14)	450	466

	PAR VALUE	VALUE
Consumer Discretionary—continued
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	$220	$229
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	445	478
CCO Holdings LLC 144A 5.500%, 5/1/26(3)	435	457
Cequel Communications Holdings I LLC 144A 6.375%, 9/15/20(3)	400	413
Clear Channel Worldwide Holdings, Inc.
Series A 7.625%, 3/15/20	150	145
Series B 7.625%, 3/15/20	1,060	1,056
Columbus Cable Barbados Ltd. Series B, 144A 7.375%, 3/30/21(3)	245	261
CSC Holdings LLC 5.250%, 6/1/24	290	276
Dakota Merger Sub, Inc. 144A 10.750%, 9/1/24(3)	250	246
Dana Financing Luxembourg S.a.r.l. 144A 6.500%, 6/1/26(3)	55	58
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	20	20
DISH DBS Corp.
5.000%, 3/15/23	475	463
144A 7.750%, 7/1/26(3)	215	229
Hanesbrands, Inc.
144A 4.625%, 5/15/24(3)	65	67
144A 4.875%, 5/15/26(3)	135	139
i Heart Communications, Inc. 9.000%, 12/15/19	115	91
IHO Verwaltungs GmbH PIK Interest Capitalization 144A 4.125%, 9/15/21(3)(7)	380	385
Intelsat Jackson Holdings SA 5.500%, 8/1/23	425	296
International Game Technology plc 144A 6.250%, 2/15/22(3)	200	214
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	175	179
Landry’s, Inc.
144A 9.375%, 5/1/20(3)	425	446
144A 6.750%, 10/15/24(3)	135	138
Lennar Corp.
4.500%, 11/15/19	215	228
4.875%, 12/15/23	70	72
M/I Homes, Inc. 6.750%, 1/15/21	140	147
MDC Holdings, Inc. 5.500%, 1/15/24	325	341
Meritor, Inc. 6.750%, 6/15/21	225	229
MGM Growth Properties Operating Partnership LP (MGP Finance Co-Issuer, Inc.) 144A 5.625%, 5/1/24(3)	65	71

	PAR VALUE	VALUE
Consumer Discretionary—continued
MGM Resorts International 4.625%, 9/1/26	$380	$372
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	170	184
MPG Holdco I, Inc. 7.375%, 10/15/22	225	232
Newell Brands, Inc.
144A 5.000%, 11/15/23(3)	115	122
4.200%, 4/1/26	15	16
Penn National Gaming, Inc. 5.875%, 11/1/21	180	187
PetSmart, Inc. 144A 7.125%, 3/15/23(3)	700	737
PulteGroup, Inc. 5.500%, 3/1/26	200	211
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	670	715
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/1/25	145	157
Scientific Games International, Inc.
6.625%, 5/15/21	150	115
144A 7.000%, 1/1/22(3)	245	260
SFR (Numericable) Group S.A.
144A 6.000%, 5/15/22(3)	465	476
144A 7.375%, 5/1/26(3)	340	348
Sinclair Television Group, Inc. 144A 5.125%, 2/15/27(3)	200	196
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	290	299
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	170	172
Station Casinos LLC 7.500%, 3/1/21	200	212
Tenneco, Inc. 5.000%, 7/15/26	175	178
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	290	317
Toll Brothers Finance Corp. 4.875%, 11/15/25	450	462
TRI Pointe Group, Inc. 5.875%, 6/15/24	400	419
Univision Communications, Inc. 144A 5.125%, 5/15/23(3)	195	198
UPCB Finance IV Ltd. 144A 5.375%, 1/15/25(3)	200	202
VTR Finance BV 144A 6.875%, 1/15/24(3)	450	467
Wolverine World Wide, Inc. 144A 5.000%, 9/1/26(3)	250	253
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	265	265

		16,488

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Staples—2.7%
Albertson’s, Inc. ( Albertson’s LLC) 144A 5.750%, 3/15/25(3)	$195	$195
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	250	254
Pinnacle Foods Corp. Finance LLC 144A 5.875%, 1/15/24(3)	35	38
Post Holdings, Inc. 144A 5.000%, 8/15/26(3)	305	304
Prestige Brands, Inc. 144A 6.375%, 3/1/24(3)	200	214
Rite Aid Corp.
6.750%, 6/15/21	475	501
144A 6.125%, 4/1/23(3)	65	70
Safeway, Inc. 7.250%, 2/1/31	215	214
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	275	249
US Foods, Inc. 144A 5.875%, 6/15/24(3)	40	42

		2,081

Energy—12.6%
Alberta Energy Co., Ltd. 8.125%, 9/15/30	115	136
Antero Midstream Partners LP 144A 5.375%, 9/15/24(3)	85	86
Antero Resources Corp. 5.625%, 6/1/23	275	282
Archrock Partners LP 6.000%, 10/1/22	300	280
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	340	334
BreitBurn Energy Partners 7.875%, 4/15/22(4)	150	77
California Resources Corp.
144A 8.000%, 12/15/22(3)	239	160
6.000%, 11/15/24	16	8
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	115	119
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	185	184
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	105	114
Chesapeake Energy Corp.
6.625%, 8/15/20	100	94
5.750%, 3/15/23	105	90
CONSOL Energy, Inc. 5.875%, 4/15/22	200	185
Continental Resources, Inc.
5.000%, 9/15/22	240	240
4.500%, 4/15/23	145	140
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 6.250%, 4/1/23	295	300
Enbridge Energy Partners LP 4.375%, 10/15/20	35	37

	PAR VALUE	VALUE
Energy—continued
Encana Corp. 3.900%, 11/15/21	$190	$190
Energy Transfer Equity LP 5.875%, 1/15/24	400	417
EnLink Midstream Partners LP 4.850%, 7/15/26	30	30
EnQuest plc 144A 7.000%, 4/15/22(3)	250	131
EP Energy LLC (Everest Acquisition Finance, Inc.) 9.375%, 5/1/20	215	154
FTS International, Inc.
144A 8.350%, 6/15/20(2)(3)	230	196
6.250%, 5/1/22	190	74
Gulfport Energy, Corp. 7.750%, 11/1/20	150	156
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	150	158
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	25	26
Laredo Petroleum, Inc. 5.625%, 1/15/22	110	107
Linn Energy LLC (Linn Energy Finance Corp.) 7.750%, 2/1/21(4)	200	52
MPLX LP 4.875%, 12/1/24	325	336
Newfield Exploration Co. 5.375%, 1/1/26	165	166
NGL Energy Partners LP 5.125%, 7/15/19	200	189
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)(4)	100	19
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	410	425
Petrobras Global Finance BV
8.375%, 5/23/21	40	44
8.750%, 5/23/26	210	233
QEP Resources, Inc. 5.250%, 5/1/23	300	297
Range Resources Corp. 144A 5.000%, 3/15/23(3)	270	265
Regency Energy Partners LP 5.875%, 3/1/22	90	99
Rowan Cos., Inc. 5.400%, 12/1/42	265	178
Sabine Oil & Gas Corp. 7.250%, 6/15/19(4)(11)	329	6
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	380	404
SM Energy Co. 6.125%, 11/15/22	115	116
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	200	225
Sunoco LP 144A 6.375%, 4/1/23(3)	695	718
Transocean, Inc.
6.800%, 12/15/16	360	362
144A 9.000%, 7/15/23(3)	80	78
6.800%, 3/15/38	300	200

	PAR VALUE	VALUE
Energy—continued
Weatherford International Ltd. 8.250%, 6/15/23	$190	$189
Whiting Petroleum Corp. 5.750%, 3/15/21	130	122
WPX Energy, Inc. 6.000%, 1/15/22	120	119
YPF S.A. 144A 8.500%, 3/23/21(3)	230	257

		9,604

Financials—5.8%
AerCap Ireland Capital Ltd. (Aercap Global Aviation Trust)
4.625%, 10/30/20	150	158
4.500%, 5/15/21	400	418
3.950%, 2/1/22	175	179
Aircastle Ltd. 5.000%, 4/1/23	350	367
Ally Financial, Inc.
3.250%, 11/5/18	120	121
4.250%, 4/15/21	205	209
5.750%, 11/20/25	235	247
Genworth Holdings, Inc. 4.900%, 8/15/23	130	109
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	239	244
ICAHN Enterprises LP 5.875%, 2/1/22	295	285
ING Groep NV 6.000%(2)(5)(6)	200	195
iStar Financial, Inc. 5.000%, 7/1/19	500	500
Nationstar Mortgage LLC 6.500%, 7/1/21	250	246
Navient Corp. 7.250%, 9/25/23	60	60
Springleaf Finance Corp. 5.250%, 12/15/19	410	420
Sprint Capital Corp. 6.900%, 5/1/19	325	338
Voya Financial, Inc. 5.650%, 5/15/53(2)	205	205
Walter Investment Management Corp. 7.875%, 12/15/21	215	144

		4,445

Health Care—10.4%
Alere, Inc.
6.500%, 6/15/20	150	151
144A 6.375%, 7/1/23(3)	50	51
Capsugel S.A. PIK Interest Capitalization, 144A 7.000%, 5/15/19(3)(7)	212	213
Centene Corp 5.625%, 2/15/21	150	160
Centene Escrow Corp. 4.750%, 5/15/22	65	67
Community Health Systems, Inc.
5.125%, 8/15/18	21	21
5.125%, 8/1/21	400	397
6.875%, 2/1/22	145	125

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	$450	$290
DaVita Healthcare Partners, Inc.
5.125%, 7/15/24	100	102
5.000%, 5/1/25	100	101
Double Eagle Acquisition Sub, Inc. 144A 7.500%, 10/1/24(3)	75	77
Endo Finance LLC 144A 5.375%, 1/15/23(3)	250	222
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	60	63
HCA, Inc.
6.500%, 2/15/20	175	194
5.375%, 2/1/25	505	522
5.250%, 6/15/26	230	244
4.500%, 2/15/27	270	271
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	130	134
Mallinckrodt International Finance S.A. 144A 5.625%, 10/15/23(3)	110	106
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	295	310
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	20	22
Ortho-Clinical Diagnostics, Inc. (Ortho-Clinical Diagnostics S.A.) 144A 6.625%, 5/15/22(3)	225	199
Pinnacle Merger Sub, Inc. (PRA Holdings, Inc.) 144A 9.500%, 10/1/23(3)	225	249
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	175	181
Quorum Health Corp. 144A 11.625%, 4/15/23(3)	120	100
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	325	339
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	200	214
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	400	422
Team Health, Inc. 144A 7.250%, 12/15/23(3)	20	22
Teleflex, Inc. 4.875%, 6/1/26	270	280
Tenet Healthcare Corp.
6.000%, 10/1/20	375	397
4.500%, 4/1/21	275	278
8.125%, 4/1/22	390	392
Universal Health Services, Inc.
144A 4.750%, 8/1/22(3)	45	46
144A 5.000%, 6/1/26(3)	80	84
Valeant Pharmaceuticals International, Inc.
144A 6.750%, 8/15/18(3)	140	141
144A 5.375%, 3/15/20(3)	420	391

	PAR VALUE	VALUE
Health Care—continued
144A 6.375%, 10/15/20(3)	$325	$306
144A 7.250%, 7/15/22(3)	70	65

		7,949

Industrials—6.2%
ADT Corp. (The) 6.250%, 10/15/21	200	218
Advanced Disposal Services, Inc. 8.250%, 10/1/20	300	315
AMN Healthcare, Inc. 144A 5.125%, 10/1/24(3)	70	71
Bombardier, Inc.
4.750%, 4/15/19	190	186
144A 6.125%, 1/15/23(3)	200	179
Builders FirstSource, Inc. 144A 10.750%, 8/15/23(3)	150	173
Cemex SAB de C.V. 144A 7.750%, 4/16/26(3)	200	222
CNH Industrial N.V. 4.500%, 8/15/23	250	253
Garda World Security Corp. 144A 7.250%, 11/15/21(3)	410	380
Harland Clarke Holdings Corp.
144A 6.875%, 3/1/20(3)	150	144
144A 9.250%, 3/1/21(3)	300	256
Hawaiian Airlines Pass-Through Certificates 13-1B, 4.950%, 1/15/22	96	97
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	200	205
Masco Corp. 4.375%, 4/1/26	175	185
NCI Building Systems, Inc. 144A 8.250%, 1/15/23(3)	290	317
Owens Corning 3.400%, 8/15/26	265	266
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	195	213
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	55	57
TransDigm, Inc.
6.000%, 7/15/22	300	318
6.500%, 5/15/25	230	241
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	161	172
United Rentals North America, Inc. 5.500%, 7/15/25	270	278

		4,746

Information Technology—2.3%
Blackboard, Inc. 144A 7.750%, 11/15/19(3)	125	125
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	60	64
144A 7.125%, 6/15/24(3)	70	77
144A 6.020%, 6/15/26(3)	45	50
144A 8.100%, 7/15/36(3)	55	65
144A 8.350%, 7/15/46(3)	45	54

	PAR VALUE	VALUE
Information Technology—continued
First Data Corp.
144A 5.000%, 1/15/24(3)	$230	$234
144A 5.750%, 1/15/24(3)	450	464
Infor US, Inc. 6.500%, 5/15/22	220	224
NXP BV (NXP Funding LLC) 144A 4.625%, 6/1/23(3)	325	356
WESCO Distribution, Inc. 144A 5.375%, 6/15/24(3)	75	75

		1,788

Materials—9.1%
AK Steel Corp.
7.625%, 10/1/21	100	97
7.500%, 7/15/23	140	149
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	360	389
ArcelorMittal 6.125%, 6/1/25	300	328
Ardagh Packaging Finance plc
144A 6.250%, 1/31/19(3)	145	149
144A 6.750%, 1/31/21(3)	295	306
144A 7.250%, 5/15/24(3)	345	370
Axalta Coating Systems, LLC 144A 4.875%, 8/15/24(3)	290	298
Berry Plastics Corp. 5.125%, 7/15/23	400	409
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	235	249
Boise Cascade Co. 144A 5.625%, 9/1/24(3)	190	194
Cascades, Inc.
144A 5.500%, 7/15/22(3)	575	587
144A 5.750%, 7/15/23(3)	225	229
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	150	152
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	100	117
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	160	146
3.875%, 3/15/23	180	164
Graphic Packaging International, Inc. 4.125%, 8/15/24	225	227
Hexion U.S. Finance Corp.
8.875%, 2/1/18	125	120
6.625%, 4/15/20	75	66
INEOS Group Holdings S.A.
144A 5.875%, 2/15/19(3)	305	312
144A 5.625%, 8/1/24(3)	315	310
Novelis Corp.
144A 6.250%, 8/15/24(3)	35	37
144A 5.875%, 9/30/26(3)	230	236
Reynolds Group Issuer, Inc.
8.250%, 2/15/21	190	198
144A 5.125%, 7/15/23(3)	150	155
144A 7.000%, 7/15/24(3)	10	11
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	115	123

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
Teck Resources Ltd.
144A 8.000%, 6/1/21(3)	$20	$22
4.750%, 1/15/22	150	147
144A 8.500%, 6/1/24(3)	50	57
6.125%, 10/1/35	150	143
United States Steel Corp. 7.375%, 4/1/20	19	19
Vale Overseas Ltd. 5.875%, 6/10/21	130	136
Valvoline, Inc. 144A 5.500%, 7/15/24(3)	30	32
Vedanta Resources plc
144A 9.500%, 7/18/18(3)	100	106
144A 8.250%, 6/7/21(3)	200	203

		6,993

Real Estate—0.8%
Corrections Corp. of America 5.000%, 10/15/22	145	132
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	170	171
GLP Capital LP (GLP Financing II, Inc.)
4.875%, 11/1/20	95	103
5.375%, 4/15/26	60	65
MPT Operating Partnership LP
6.375%, 3/1/24	100	109
5.250%, 8/1/26	10	10

		590

Telecommunication Services—6.4%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	480	494
CenturyLink, Inc.
Series T 5.800%, 3/15/22	65	67
Series Y 7.500%, 4/1/24	370	396
CSC Holdings LLC 144A 5.500%, 4/15/27(3)	135	138
Frontier Communications Corp.
8.500%, 4/15/20	425	461
10.500%, 9/15/22	45	48
GTH Finance BV 144A 7.250%, 4/26/23(3)	200	218
Level 3 Financing, Inc. 144A 5.250%, 3/15/26(3)	135	140
Neptune Finance Corp.
144A 10.125%, 1/15/23(3)	210	243
144A 6.625%, 10/15/25(3)	210	228
Qwest Corp. 7.250%, 9/15/25	130	142
Sprint Capital Corp. 6.875%, 11/15/28	250	237
Sprint Communications, Inc. 6.000%, 11/15/22	235	221
Sprint Corp. 7.875%, 9/15/23	325	330
T-Mobile USA, Inc.
6.125%, 1/15/22	240	256
6.500%, 1/15/24	275	299
6.500%, 1/15/26	220	244

	PAR VALUE	VALUE
Telecommunication Services—continued
Virgin Media Finance plc 144A 6.000%, 10/15/24(3)	$250	$260
Windstream Corp. 7.750%, 10/1/21	300	300
Zayo Group LLC (Zayo Capital, Inc.) 6.000%, 4/1/23	180	189

		4,911

Utilities—2.6%
AmeriGas Partners LP 7.000%, 5/20/22	325	345
Calpine Corp. 5.375%, 1/15/23	350	351
Dynegy, Inc. 7.375%, 11/1/22	355	352
NRG Energy, Inc. 144A 7.250%, 5/15/26(3)	185	189
NRG Yield Operating LLC 5.375%, 8/15/24	190	196
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	175	165
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	250	259
Texas Competitive Electric Holdings Co. LLC 144A 11.500%, 10/1/20(3)(8)	500	153

		2,010
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $61,346)		61,605

LOAN AGREEMENTS(2)—9.3%

Consumer Discretionary—2.2%
Boyd Gaming Corp. Tranche B-2 3.524%, 9/15/23	59	60
Caesars Entertainment Operating Co., Inc. Tranche B-7, 11.250%, 3/1/17(14)	165	189
Caesars Entertainment Resort Properties LLC 7.000%, 10/11/20	115	115
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	177	178
Floor & Decor Outlets of America, Inc. 0.000%, 9/29/23(9)	150	150
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	104	105
Leslie’s Poolmart, Inc. Tranche B 5.250%, 8/16/23	110	111
Mohegan Tribal Gaming Authority
Tranche B, 5.500%, 6/15/18	110	110
0.00%, 9/30/23(9)	190	187
Transtar Holding Co. Second Lien, 12.000%, 10/9/19(4)(11)	200	28

	PAR VALUE	VALUE
Consumer Discretionary—continued
U.S. Farathane LLC Tranche B-2, 5.750%, 12/23/21	$244	$245
UFC Holdings LLC First Lien 5.000%, 8/18/23	195	197

		1,675

Consumer Staples—1.6%
Albertson’s LLC Trance B-4, 4.500%, 8/25/21	209	211
Amplify Snack Brands, Inc. 6.500%, 9/2/23	235	234
ASP MSG Acquisitions, Co., Inc. 6.000%, 8/16/23	149	150
Chobani LLC 5.250%, 9/29/23	45	45
Crossmark Holdings, Inc. Second Lien, 8.750%, 12/21/20(11)	190	86
Hostess Brands LLC Tranche B, Second Lien, 8.500%, 8/3/23	430	434
Kronos Second Lien, 9.750%, 4/30/20	24	24
Pinnacle Foods Finance LLC 3.275%, 1/13/23	32	32

		1,216

Energy—0.8%
California Resources Corp. 11.375%, 12/31/21	155	163
Chesapeake Energy Corp. 8.500%, 8/23/21	31	33
EP Energy LLC 0.000%, 6/30/21(9)	190	187
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	125	112
MEG Energy Corp. 3.750%, 3/31/20	85	79
Sabine Oil & Gas LLC Second Lien, 12.000%, 12/31/18(4)(11)	285	10

		584

Health Care—1.5%
21st Century Oncology Holdings, Inc. Tranche B, 7.125%, 4/30/22	222	210
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	129	128
InVentiv Health, Inc.
Tranche B-4, 7.750%, 5/15/18	159	160
Tranche B 0.000%, 9/29/23(9)	57	57
MMM Holdings, Inc. 9.750%, 12/12/17(8)(11)	79	77
MPH Acquisition Holdings LLC 5.000%, 6/7/23	35	36
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(8)(11)	58	56

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
NVA Holdings, Inc.
Tranche B-1, First Lien, 5.500%, 8/14/21	$130	$131
Second Lien, 8.000%, 8/14/22	175	175
Quorum Health Corp. 6.750%, 4/29/22	99	96

		1,126

Industrials—1.3%
Aspen Merger Sub (Coinstar), Inc. 0.000%, 9/27/23(9)	89	90
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	225	224
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	81	81
Navistar, Inc. Tranche B 6.500%, 8/7/20	235	236
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	390	387

		1,018

Information Technology—0.8%
Blackboard, Inc. Tranche B-4 0.000%, 6/30/21(9)	142	141
Donnelley Financial Solutions 0.000%, 9/26/23(9)	50	50
First Data Corp. Tranche 2022 4.275%, 7/8/22	157	158
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	64	63
NXP BV Tranche F 3.405%, 12/7/20	61	62
Presidio, Inc. Refinancing, 5.250%, 2/2/22	145	146
Press Ganey Holdings, Inc. 3.250%, 9/29/23	16	16
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	14	14

		650

Materials—0.6%
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	160	157
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	138	137
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	193	193

		487

Utilities—0.5%
Atlantic Power LP 6.000%, 4/13/23	220	223

	PAR VALUE		VALUE
Utilities—continued
Energy Futures Holdings Corp.
5.000%, 7/27/23(8)	$138		$139
Tranche C 5.000%, 7/27/23(8)	31		31

			393
TOTAL LOAN AGREEMENTS (Identified Cost $7,634)			7,149

	SHARES
PREFERRED STOCKS—1.4%

Financials—1.4%
Citigroup, Inc. Series N 6.250%(2)	205	(10)	221
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)	215	(10)	218
JPMorgan Chase & Co. Series V, 5.000%(2)	145	(10)	143
KeyCorp. 5.000(2)	375	(10)	370
SunTrust Bank, Inc. 5.625%(2)	95	(10)	98
TOTAL PREFERRED STOCKS (Identified Cost $1,037)			1,050

EXCHANGE-TRADED FUNDS(12)—2.0%
iShares 0-5 Year High Yield Corporate Bond Index Fund	8,300		392
iShares iBoxx $ High Yield Corporate Bond Index Fund	4,413		385
SPDR Barclays High Yield Bond Index Fund	10,467		384
SPDR Barclays Short-Term High Yield Bond Index Fund	14,000		388
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,513)			1,549

AFFILIATED MUTUAL FUND(12)—0.5%
Virtus Credit Opportunities Fund Class R6	35,806		352
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $358)			352
TOTAL LONG TERM INVESTMENTS—97.6%
(Identified Cost $74,761)			74,683	(13)

SHORT-TERM INVESTMENT—0.3%

Money Market Mutual Fund(12)—0.3%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)	226,656		227
TOTAL SHORT-TERM INVESTMENT (Identified Cost $227)			227
TOTAL INVESTMENTS—97.9% (Identified Cost $74,988)			74,910	(1)
Other assets and liabilities, net—2.1%			1,639

NET ASSETS—100.0%			$76,549

Abbreviations:

ADS	American Depositary Share
PIK	Payment-in-Kind Security
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $30,862 or 40.3% of net assets.
(4)	Security in default no interest payments are being received during the bankruptcy proceedings.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	100% of the income received was in cash.
(8)	Security in default, interest payments are being received during the bankruptcy proceedings.
(9)	This loan will settle after September 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(10)	Value shown as par value.
(11)	Illiquid security.
(12)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(13)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(14)	Security in default, a portion of the interest payments are being received during bankruptcy proceedings.

Country Weightings† (Unaudited)
United States	79%
Canada	5
Luxembourg	3
Argentina	2
Ireland	2
Netherlands	2
United Kingdom	1
Other	6
Total	100%
† % of total investments as of September 30, 2016

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$978	$—	$723	$255
Corporate Bonds And Notes	61,605	—	61,586	19
Foreign Government Securities	1,002	—	1,002	—
Loan Agreements	7,149	—	7,111	38
Mortgage-Backed Securities	998	—	998	—
Equity Securities:
Affiliated Mutual Fund	352	352	—	—
Exchange-Traded Funds	1,549	1,549	—	—
Preferred Stocks	1,050	—	1,050	—
Short-Term Investment	227	227	—	—

Total Investments	$74,910	$2,128	$72,470	$312

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2016.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total		Asset-Backed Securities		Corporate Bonds And Notes		Loan Agreements
Investments in Securities
Balance as of September 30, 2015:	$444		$250		$—		$194
Accrued discount/(premium)	1		—		—		1
Realized gain (loss)	—		—		—		—
Change in unrealized appreciation (depreciation)(c)	(162)		5		—		(167)
Purchases	—		—		—		—
Sales(b)	—		—		—		—
Transfers into Level 3(a)	29	(d)	—		19	(d)	10	(d)
Transfers from Level 3(a)	—		—		—		—

Balance as of September 30, 2016	$312		$255	(e)	$19	(e)	$38	(e)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydown on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statements of Operations. The change in unrealized appreciation/(depreciation) on investments still held on September 30, 2016 was ($222)
(d)	The transfers into Level 3 are due to a decrease in trading activities at period end.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—10.1%
U.S. Treasury Note 0.750%, 12/31/17	$19,355	$19,362
1.375%, 4/30/20	14,265	14,451
1.625%, 2/15/26	6,755	6,772
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $40,357)		40,585

MUNICIPAL BONDS—0.1%

Illinois—0.1%
State of Illinois Build America Taxable 5.547%, 4/1/19	190	201
TOTAL MUNICIPAL BONDS (Identified Cost $200)		201

FOREIGN GOVERNMENT SECURITIES—0.1%
Democratic Socialist Republic of Sri Lanka 144A 6.000%, 1/14/19(3)	235	243
Sultanate of Oman 144A 3.625%, 6/15/21(3)	200	202
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $437)		445

MORTGAGE-BACKED SECURITIES—41.2%

Agency—12.8%
FHLMC
4.000%, 2/1/45	407	437
3.500%, 3/1/45	2,096	2,231
3.500%, 4/1/46	2,322	2,450
FNMA
4.000%, 8/1/25	91	96
3.000%, 6/1/27	278	292
3.000%, 11/1/27	965	1,014
2.500%, 5/1/28	764	794
2.500%, 11/1/29	749	776
2.500%, 9/1/30	4,628	4,802
3.000%, 9/1/30	3,000	3,152
3.000%, 10/1/30	1,692	1,778
3.000%, 10/1/30	5,275	5,543
2.500%, 2/1/31	6,419	6,655
4.000%, 11/1/31	440	476
5.000%, 10/1/39	329	372
4.500%, 4/1/40	136	149
3.500%, 12/1/42	653	691
3.000%, 3/1/43	1,112	1,160
3.000%, 5/1/43	321	335
4.000%, 10/1/44	981	1,054
3.000%, 5/1/45	1,070	1,114
3.500%, 8/1/45	1,704	1,798
3.500%, 1/1/46	2,117	2,234
3.500%, 1/1/46	2,634	2,779
3.500%, 1/1/46	483	509
3.000%, 4/1/46	3,009	3,132
3.500%, 4/1/46	560	591
3.000%, 5/1/46	373	388
3.500%, 5/1/46	564	595
3.000%, 6/1/46	1,044	1,087
3.000%, 7/1/46	381	396
3.000%, 7/1/46	1,704	1,774
3.000%, 10/1/46	480	500

	PAR VALUE	VALUE
Agency—continued
FNMA REMIC 97-70, PE (P.O.) 0.000%, 4/25/22	$6	$6
GNMA
7.000%, 7/15/23	2	2
7.000%, 9/15/23	8	9
7.000%, 9/15/23	2	2
7.000%, 1/15/24	5	5
7.000%, 9/15/24	6	7
7.000%, 7/15/25	3	3
7.000%, 7/15/25	12	12

		51,200

Non-Agency—28.4%
A-10 Securitization LLC 13-1, A 144A 2.400%, 11/15/25(3)	5	5
Access Point Financial, Inc. 15-A, A 144A 2.610%, 4/15/20(3)	86	86
Agate Bay Mortgage Trust 13-1, 144A 3.500%, 7/25/43(2)(3)	415	426
American Homes 4 Rent 15-SFR1, A 144A 3.467%, 4/17/52(3)	195	208
Ameriquest Mortgage Securities, Inc. 03-10, AF6 5.210%, 11/25/33(2)	177	182
Asset Backed Funding Certificates 05-AQ1, A6 4.780%, 6/25/35(2)	110	113
Aventura Mall Trust
13-AVM, C 144A 3.743%, 12/5/32(2)(3)	1,130	1,185
13-AVM, A 144A 3.743%, 12/5/32(2)(3)	1,721	1,849
Banc of America Commercial Mortgage Trust
07-2, A4 5.638%, 4/10/49(2)	948	953
07-4, AM 5.812%, 2/10/51(2)	1,950	2,011
Banc of America Funding Trust
04-B, 2A1 2.886%, 11/20/34(2)	51	50
05-1, 1A1 5.500%, 2/25/35	144	144
06-2, 3A1 6.000%, 3/25/36	34	35
16- R1, A1 144A 2.500%, 3/25/40(2)(3)	1,808	1,796
Banc of America Mortgage Trust
04-5, 4A1 4.750%, 6/25/19	237	237
04-7, 6A3 4.500%, 8/25/19	57	57
04-11, 5A1 6.500%, 8/25/32	440	443

	PAR VALUE	VALUE
Non-Agency—continued
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
04-22CB, 1A1 6.000%, 10/25/34	$382	$409
04-24CB, 1A1 6.000%, 11/25/34	254	258
Bank of America (Merrill Lynch) Investors Series 04-A4, A1 2.855%, 8/25/34(2)	765	774
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust
07-C2, A3 5.430%, 2/15/40	1,302	1,313
07-C6, A4 5.858%, 7/15/40(2)	750	760
07-C3, A4 6.114%, 7/15/44(2)	2,657	2,726
07-C7, A3 5.866%, 9/15/45(2)	616	639
Bayview Commercial Asset Trust 08-1, A3 144A 2.025%, 1/25/38(2)(3)	226	221
Bayview Financial Acquisition Trust 07-A, 1A2 6.205%, 5/28/37(2)	370	384
BCRR Trust 09-1, 2A 144A 5.858%, 7/17/40(2)(3)	143	143
Centex Home Equity Loan Trust
02-A, AF6 5.540%, 1/25/32	107	106
04-D, AF5 5.850%, 9/25/34(2)	385	397
Citigroup – Deutsche Bank Commercial Mortgage Trust 07-CD4, A4 5.322%, 12/11/49	1,004	1,008
Citigroup Commercial Mortgage Trust
16-A Smpl A 2.228%, 9/10/31	750	750
07-C6, A1A 5.900%, 12/10/49(2)	812	827
07-C6, A4 5.900%, 12/10/49(2)	1,550	1,578
08-C7, AM 6.333%, 12/10/49(2)	230	238
10-RR3, MLSR 144A 5.810%, 6/14/50(2)(3)	1,491	1,504
Citigroup Mortgage Loan Trust, Inc.
04-NCM2, 2CB2 6.750%, 8/25/34	166	173
14-A, A 144A 4.000%, 1/25/35(2)(3)	607	630
15-PS1, 144A 3.750%, 9/25/42(2)(3)	489	506
15-A, A1 144A 3.500%, 6/25/58(2)(3)	1,214	1,238

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Colony American Finance Ltd. 15-1 144A 2.896%, 10/15/47(3)	$625	$632
Colony Multi-Family Mortgage Trust 14-1, A 144A 2.543%, 4/20/50(3)	1,126	1,123
COLT Mortgage Loan Trust Funding LLC
16-1 A1, 144A 3.000%, 5/25/46(3)	841	848
16-2, A1 144A 2.750%, 9/25/46(2)(3)	1,165	1,172
Commercial Mortgage Lease-Backed Certificates 01-CMB, 1 144A 7.471%, 6/20/31(2)(3)	460	521
Commercial Mortgage Trust
07-C9, A4 5.813%, 12/10/49(2)	1,133	1,160
07-GG11, AM 5.867%, 12/10/49(2)	2,123	2,192
Credit Suisse Commercial Mortgage Trust
07-C1, A1A 5.361%, 2/15/40	139	140
10-RR7, 1A 144A 5.378%, 8/12/48(2)(3)	253	253
07-C2, A3 5.542%, 1/15/49(2)	8	8
Credit Suisse First Boston Mortgage Securities Corp.
03-27, 5A3 5.250%, 11/25/33	70	70
13-HYB1, A16,144A 3.017%, 4/25/43(2)(3)	1,134	1,136
Credit Suisse Mortgage Capital Trust 16-BDWN, A 144A 3.408%, 2/15/29(2)(3)	875	875
Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 2.725%, 10/25/28(2)	835	849
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	810	825
GMAC Mortgage Corp. Loan Trust 04-AR1, 12A 3.441%, 6/25/34(2)	198	200
Goldman Sachs Mortgage Securities Trust
07-GG10, A1A 5.988%, 8/10/45(2)	2,322	2,362
07-GG10, A4 5.988%, 8/10/45(2)	1,353	1,373
GSAA Home Equity Trust
05-1, AF4 5.619%, 11/25/34(2)	211	218
05-12, AF3W 4.999%, 9/25/35(2)	52	52
Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)	650	651

	PAR VALUE	VALUE
Non-Agency—continued
Home Equity Loan Trust 03-HS2, AIIB 0.775%, 6/25/28(2)	$296	$288
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	110	110
Jefferies Resecuritization Trust 14-R1, 1A1 144A 4.000%, 12/27/37(3)	165	165
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
04-1, 21A1 2.715%, 4/25/34(2)	99	98
04-9, 22A1 3.496%, 11/25/34(2)	770	756
04-10, 12A3 2.986%, 1/25/35(2)	106	97
04-10, 21A1 3.174%, 1/25/35(2)	862	869
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust
06-T24, AM 5.568%, 10/12/41(2)	565	565
07- PW17, A4 5.694%, 6/11/50(2)	747	767
07-PW18, A4 5.700%, 6/11/50	311	320
07-PW18, AM, 6.084%, 6/11/50(2)	965	998
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
03-S8, A2 5.000%, 9/25/18	48	48
03-AR6, A1 2.901%, 6/25/33(2)	338	336
03-AR4, 2A1 2.591%, 8/25/33(2)	202	198
JPMorgan Chase Commercial Mortgage Securities Trust
10-CNTR, A2 144A 4.311%, 8/5/32(3)	110	118
15-SGP, B 144A 3.274%, 7/15/36(2)(3)	759	760
11-C4, A3 144A 4.106%, 7/15/46(3)	1,446	1,503
06-LDP9, A3 5.336%, 5/15/47	399	399
06-LDP9, AM 5.372%, 5/15/47	925	928
14- C22, A4 3.801%, 9/15/47	1,695	1,850
07-LDPX, AM 5.464%, 1/15/49(2)	889	872
07-CB19, A4 5.714%, 2/12/49(2)	2,238	2,270
07-LD12, A4 5.882%, 2/15/51(2)	2,069	2,114
JPMorgan Chase Mortgage Trust
14-2, 2A2 144A 3.500%, 6/25/29(2)(3)	170	175

	PAR VALUE	VALUE
Non-Agency—continued
06-A2, 4A1 3.183%, 8/25/34(2)	$165	$166
04-A4, 2A1 3.032%, 9/25/34(2)	133	134
05-A4, 3A1 2.799%, 7/25/35(2)	706	697
14-1, 2A2 144A 3.500%, 1/25/44(2)(3)	1,558	1,611
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	314	331
16-1, M2 144A 3.750%, 4/25/45(2)(3)	842	869
15-4, 1A4 144A 3.500%, 6/25/45(2)(3)	1,491	1,541
16-2, M2 144A 3.750%, 12/25/45(2)(3)	1,261	1,305
16-1, A3 144A 3.500%, 5/25/46(3)	2,407	2,486
11-C4, A4, 144A 4.388%, 7/15/46(3)	295	322
JPMorgan Chase Trust
15-1, AM1 144A 2.661%, 12/25/44(2)(3)	958	956
15-5, A2 144A 2.892%, 5/25/45(2)(3)	1,132	1,150
JPMorgan Mortgage Trust
14-OAK4, A16 144A 4.000%, 9/25/44(2)(3)	764	786
16-1, A3 144A 3.500%, 10/25/46(2)(3)	800	830
MASTR Alternative Loan Trust
04-10, 3A1 5.000%, 9/25/19	82	83
03-8, 2A1 5.750%, 11/25/33	129	133
04-4, 6A1 5.500%, 4/25/34	170	176
04-7, 9A1 6.000%, 8/25/34	133	138
05-2, 2A1 6.000%, 1/25/35	493	509
MASTR Asset Securitization Trust 05-1, 1A1 5.000%, 5/25/20	283	285
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	416	419
Mill City Mortgage Trust
15-1, A3 144A 3.000%, 6/25/56(2)(3)	600	607
16-1, A1 144A 2.500%, 4/25/57(2)(3)	1,211	1,217
Morgan Stanley – Bank of America (Merrill Lynch) Trust 13-C13, AS 4.266%, 11/15/46	1,515	1,682
Morgan Stanley Capital Barclays Bank Trust 16-Mart, A 144A 2.200%, 9/13/31(3)	915	916
Morgan Stanley Capital I Trust
07-T27, A4 5.818%, 6/11/42(2)	1,446	1,476

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
08-T29, A4 6.477%, 1/11/43(2)	$190	$199
08-T29, AM 6.477%, 1/11/43(2)	950	993
07-IQ14, A4 5.692%, 4/15/49(2)	760	768
07-IQ14, AM 5.865%, 4/15/49(2)	428	414
07- LQ16, A4 5.809%, 12/12/49	679	698
Morgan Stanley Residential Mortgage Loan Trust 14-1A, A1 144A 2.973%, 6/25/44(2)(3)	537	544
Motel 6 Trust
15-MTL6, B 144A 3.298%, 2/5/30(3)	365	365
15-MTL6, D 144A 4.532%, 2/5/30(3)	810	813
New Residential Mortgage Loan Trust
16-2A, A1 144A 3.750%, 11/25/35(2)(3)	397	412
14-1A, A 144A 3.750%, 1/25/54(2)(3)	1,265	1,314
14-2A, 3A 144A 3.750%, 5/25/54(2)(3)	251	261
14-3A, AFX3 144A 3.750%, 11/25/54(2)(3)	2,122	2,196
15-2A, A1 144A 3.750%, 8/25/55(2)(3)	1,713	1,785
16-1A, A1 144A 3.750%, 3/25/56(2)(3)	698	723
16-3A, A1 144A 3.750%, 9/25/56(2)(3)	1,450	1,513
Novastar Mortgage Funding Trust Series 04-4, M5 2.250%, 3/25/35(2)	1,560	1,523
Sequoia Mortgage Trust
14-3, A9 144A 3.750%, 10/25/44(2)(3)	771	800
14-4, A6 144A 3.500%, 11/25/44(2)(3)	738	760
Structured Adjustable Rate Mortgage Loan Trust
04-1, 6A 3.030%, 2/25/34(2)	762	742
04-4, 3A2 2.993%, 4/25/34(2)	524	520
04-4, 3A1 2.993%, 4/25/34(2)	170	167
04-5, 3A2 2.938%, 5/25/34(2)	368	372
04-14, 7A 2.938%, 10/25/34(2)	327	326
Structured Asset Securities Corp.
03-AL1, A 144A 3.357%, 4/25/31(3)	193	190
03-37A, 2A 2.816%, 12/25/33(2)	163	162

	PAR VALUE	VALUE
Non-Agency—continued
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates
02-AL1, A2 3.450%, 2/25/32	$157	$156
02-AL1, A3 3.450%, 2/25/32	829	822
03-33H, 1A1 5.500%, 10/25/33	453	462
03-34A, 6A 3.125%, 11/25/33(2)	394	387
04-15, 3A3 5.500%, 9/25/34	168	169
Towd Point Mortgage Trust
15-3, A1B 144A 3.000%, 3/25/54(2)(3)	712	727
16-1, A1B, 144A 2.750%, 2/25/55(2)(3)	814	826
15-5, A1B 144A 2.750%, 5/25/55(2)(3)	1,161	1,173
15-5, A2 144A 3.500%, 5/25/55(2)(3)	175	177
16-2, A1 144A 3.000%, 8/25/55(2)(3)	399	407
16-4, A1 144A 2.250%, 7/25/56(2)(3)	920	924
Vericrest Opportunity Loan Transfer
16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	385	385
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	263	263
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	254	253
Vericrest Opportunity Loan Trust
16-NPL8, A1 144A 3.500%, 7/25/46(2)(3)	835	836
14-NPL9, A1 144A 3.375%, 11/25/54(2)(3)	136	136
15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	74	74
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	1,430	1,439
07-C30, AM 5.383%, 12/15/43	1,760	1,776
07-C31, A4 5.509%, 4/15/47	1,025	1,034
07-C32, A3 5.889%, 6/15/49(2)	815	828
07-C33, A5 6.158%, 2/15/51(2)	79	81
Wells Fargo Mortgage Backed Securities Trust
03-G, A1 2.895%, 6/25/33(2)	78	78
03-J, 2A1 2.958%, 10/25/33(2)	172	173
03-J, 5A1 2.972%, 10/25/33(2)	276	277
04-A, 2.869%, 2/25/34(2)	74	74

	PAR VALUE	VALUE
Non-Agency—continued
04-K, 1A2 3.109%, 7/25/34(2)	$318	$318
04-U, A1 3.034%, 10/25/34(2)	96	96
04-Z, 2A1 2.855%, 12/25/34(2)	235	239
05-14, 2A1 5.500%, 12/25/35	81	84

		113,685
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $163,567)		164,885

ASSET-BACKED SECURITIES—23.7%
American Credit Acceptance Receivables Trust 16- 1A, B 144A 4.240%, 6/13/22(3)	835	866
AmeriCredit Automobile Receivables Trust
12-4, D 2.680%, 10/9/18	160	160
13-2, D 2.420%, 5/8/19	800	806
14-1, D 2.540%, 6/8/20	650	658
16-1, B 2.300%, 3/8/21	2,045	2,072
15-3, C 2.730%, 3/8/21	615	627
16-2, B 2.210%, 5/10/21	1,000	1,011
15-4, C 2.880%, 7/8/21	700	718
Associates Manufactured Housing Pass-Through Certificates 96-1, B1 8.000%, 3/15/27(2)	567	586
Avis Budget Rental Car Funding LLC
(AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)	540	542
(AESOP) 13-1A, A 144A 1.920%, 9/20/19(3)	1,000	1,000
(AESOP) 13-2A, A 144A 2.970%, 2/20/20(3)	900	918
(AESOP) 16-1A, A 144A 2.990%, 6/20/22(3)	800	821
BXG Receivables Note Trust
12-A, A 144A 2.660%, 12/2/27(3)	57	57
13-A, A 144A 3.010%, 12/4/28(3)	177	178
15-A, A 144A 2.880%, 5/2/30(3)	405	401
California Republic Auto Receivables Trust
13-1, B 144A 2.240%, 1/15/19(3)	340	342
15-3, B 2.700%, 9/15/21	650	662
16-1, B 3.430%, 2/15/22	785	811

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Capital Auto Receivables Asset Trust
13-1, C 1.740%, 10/22/18	$1,081	$1,082
13-4, C 2.670%, 2/20/19	505	510
16-3, C 2.350%, 9/20/21	1,365	1,366
CarFinance Capital Auto Trust
13-1A, B 144A 2.750%, 11/15/18(3)	137	137
14-1A, A 144A 1.460%, 12/17/18(3)	79	79
13-2A, B 144A 3.150%, 8/15/19(3)	127	127
14-2A, B 144A 2.640%, 11/16/20(3)	425	428
CarMax Auto Owner Trust
14-4, B 2.200%, 9/15/20	700	710
15-2, C 2.390%, 3/15/21	1,495	1,517
15-4B 2.160%, 8/16/21	725	732
16-2, B 2.160%, 12/15/21	750	759
CarNow Auto Receivables Trust 14-1A, D 144A 4.160%, 11/15/18(3)	350	352
CCG Receivables Trust
14-1, B 144A 2.150%, 11/15/21(3)	400	401
15-1, A3 144A 1.920%, 1/17/23(3)	1,000	1,007
Centerpoint Energy Transition Bond Co.IV LLC 12-1, A1 0.901%, 4/15/18	114	114
Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)	1,322	1,312
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	630	632
Chrysler Capital Auto Receivables Trust
14-BA D 144A 3.440%, 8/16/21(3)	750	769
15-BA D 144A 4.170%, 1/16/23(3)	965	987
Citigroup 15-PM3,A 144A 2.560%, 5/16/22(3)	382	383
Conseco Financial Corp. 97-3, A5 7.140%, 3/15/28	110	113
Diamond Resorts Owner Trust 14-1, A 144A 2.540%, 5/20/27(3)	906	907
DRB Prime Student Loan Trust 15-D, A3 144A 2.500%, 1/25/36(3)	537	539
Drive Auto Receivables Trust
15-DA, B 144A 2.590%, 12/16/19(3)	1,080	1,086

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
16-AA, B 144A 3.170%, 5/15/20(3)	$1,490	$1,511
16-BA, B 144A 2.560%, 6/15/20(3)	1,785	1,801
15-AA, C 144A 3.060%, 5/17/21(3)	1,665	1,679
15-DA, C 144A 3.380%, 11/15/21(3)	1,505	1,533
DT Auto Owner Trust
14-1A, C 144A 2.640%, 10/15/19(3)	239	239
14-2A, C 144A 2.460%, 1/15/20(3)	161	162
16-1A, B 144A 2.790%, 5/15/20(3)	850	858
14-3A, C 144A 3.040%, 9/15/20(3)	1,350	1,362
15-3A, C 144A 3.250%, 7/15/21(3)	655	663
16-2A, C 144A 3.670%, 1/18/22(3)	820	838
16-3A C,144A 3.150%, 3/15/22(3)	865	872
16-4A C,144A 2.740%, 10/17/22(3)	1,200	1,200
Exeter Automobile Receivables Trust
12-2A, C 144A 3.060%, 7/16/18(3)	116	116
14-1A, B 144A 2.420%, 1/15/19(3)	350	350
13-1A, C 144A 3.520%, 2/15/19(3)	441	444
14-1A, C 144A 3.570%, 7/15/19(3)	150	151
14-2A, C 144A 3.260%, 12/16/19(3)	335	339
16-1A A, 144A 2.350%, 7/15/20(3)	1,072	1,075
15-A1, C 144A 4.100%, 12/15/20(3)	1,000	1,016
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	431	436
Fifth Third Auto Trust 13-A, B 1.210%, 4/15/19	385	385
First Investors Auto Owner Trust 16-2A, C 144A 2.530%, 7/15/22(3)	1,490	1,492
Flagship Credit Auto Trust
16-1, A 144A 2.770%, 12/15/20(3)	831	839
15-2, C 144A 4.080%, 12/15/21(3)	505	505
16-2, B 144A 3.840%, 9/15/22(3)	825	860
Foursight Capital Automobile Receivables Trust 16-1 A2, 144A 2.870%, 10/15/21(3)	1,220	1,229
Gold Key Resorts LLC 14-A, A 144A 3.220%, 3/17/31(3)	398	399

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Hertz Vehicle Financing LLC
11-1A, A2 144A 3.290%, 3/25/18(3)	$1,300	$1,306
15-2A, A 144A 2.020%, 9/25/19(3)	1,080	1,075
16 -1A, A144A 2.320%, 3/25/20(3)	750	754
Hilton Grand Vacations Trust
13-A, A 144A 2.280%, 1/25/26(3)	853	849
14-AA, A 144A 1.770%, 11/25/26(3)	247	246
Hyundai Auto Receivables Trust
14-B, D 2.510%, 12/15/20	400	402
15-A, D 2.730%, 6/15/21	550	555
15-C, B 2.150%, 11/15/21	1,500	1,519
LEAF Receivables Funding 10 LLC 15-1, D 144A 3.740%, 5/17/21(3)	585	582
Marriott Vacation Club Owner Trust 12-1A, A 144A 2.510%, 5/20/30(3)	330	332
MVW Owner Trust
15-1A, B 144A 2.960%, 12/20/32(3)	443	447
16-1A, A 144A 2.250%, 12/20/33(3)	1,123	1,121
National City Mortgage Capital Trust 08-1, 2A1 6.000%, 3/25/38	237	246
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.546%, 9/27/21(2)(3)	1,710	1,722
OneMain Financial Issuance Trust
14-1A, A 144A 2.430%, 6/18/24(3)	479	479
15-A, A 144A 3.190%, 3/18/26(3)	1,660	1,677
Orange Lake Timeshare Trust
12-AA, A 144A 3.450%, 3/10/27(3)	381	385
15-AA, A 144A 2.880%, 9/8/27(3)	391	394
Santander Drive Auto Receivables Trust
12-6, C 1.940%, 3/15/18	9	9
12-5, C 2.700%, 8/15/18	24	24
12-6, D 2.520%, 9/17/18	450	452
13-1, D 2.270%, 1/15/19	1,691	1,703
13-3, C 1.810%, 4/15/19	524	525
13-5, D 2.730%, 10/15/19	540	548

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
14-4, D 3.100%, 11/16/20	$1,095	$1,123
16-2, B 2.080%, 2/16/21	1,000	1,007
16-1, C 3.090%, 4/15/22	1,300	1,334
Security National Automotive Acceptance Company Receivables Trust 14-1A, C 144A 2.210%, 1/15/20(3)	492	492
Sierra Timeshare Receivables Funding LLC
12-3A, A 144A 1.870%, 8/20/29(3)	373	371
13-1A, A 144A 1.590%, 11/20/29(3)	76	76
14-1A, A 144A 2.070%, 3/20/30(3)	122	122
14-2A, A 144A 2.050%, 6/20/31(3)	81	81
16-1A, A 144A 3.080%, 3/21/33(3)	658	669
16-2A, A 144A 2.330%, 7/20/33(3)	903	903
Silverleaf Finance LLC
XVII 13-A, A 144A 2.680%, 3/16/26(3)	70	69
XVIII 14-A, A 144A 2.810%, 1/15/27(3)	267	265
Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(3)	23	23
SLM Private Education Loan Trust
14-A, 2A2 144A 2.590%, 1/15/26(3)	1,450	1,468
13-B, A2A 144A 1.850%, 6/17/30(3)	1,000	999
13-C, A2A 144A 2.940%, 10/15/31(3)	325	332
SoFi Professional Loan Program LLC
14-B, A2 144A 2.550%, 8/27/29(3)	725	736
15-A, A2 144A 2.420%, 3/25/30(3)	276	280
16-C, A2B 144A 2.360%, 12/27/32(3)	1,441	1,455
16-A, A2 144A 2.760%, 12/26/36(3)	565	579
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 01-SB1, A2 3.375%, 8/25/31	156	154
SVO VOI Mortgage Corp. 12-AA, A 144A 2.000%, 9/20/29(3)	1,194	1,181
Taco Bell Funding LLC 16-1A, A21 144A 3.832%, 5/25/46(3)	995	1,009

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
TCF Auto Receivables Owner Trust 14-1A, B 144A 2.330%, 5/15/20(3)	$475	$476
Tidewater Auto Receivables Trust 16-AA, B 144A 3.130%, 3/15/20(3)	785	797
Trip Rail Master Funding LLC 11-1A, A1A 144A 4.370%, 7/15/41(3)	249	255
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	1,010	1,022
United Auto Credit Securitization Trust
16-1, B 144A 2.730%, 5/15/18(3)	900	904
16-2, C 144A 2.480%, 3/10/20(3)	1,365	1,366
Verizon Owner Trust 16-1A, A 144A 1.420%, 1/20/21(3)	1,645	1,649
Volvo Financial Equipment LLC 14-1A, C 144A 1.940%, 11/15/21(3)	205	206
VSE VOI Mortgage LLC 16-A, A 144A 2.540%, 7/20/33(3)	1,585	1,590
Welk Resorts LLC
13-AA, A 144A 3.100%, 3/15/29(3)	141	142
15-AA, A 144A 2.790%, 6/16/31(3)	285	285
Westgate Resorts LLC 16-1A, A 144A 3.500%, 12/20/28(3)	598	599
Westlake Automobile Receivables Trust
14-1A, C 144A 1.700%, 11/15/19(3)	151	151
15-1A, B 144A 1.680%, 11/16/20(3)	723	724
16-2A C, 144A 2.830%, 5/17/21(3)	1,030	1,043
TOTAL ASSET-BACKED SECURITIES (Identified Cost $94,156)		94,928

CORPORATE BONDS AND NOTES—18.3%

Consumer Discretionary—1.7%
Alibaba Group Holding Ltd. 2.500%, 11/28/19	600	612
CCO Holdings LLC 144A 5.500%, 5/1/26(3)	520	546
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(3)	105	106
144A 5.125%, 12/15/21(3)	250	251
Delphi Automotive plc 3.150%, 11/19/20	540	559
Hanesbrands, Inc. 144A 4.625%, 5/15/24(3)	135	139

	PAR VALUE	VALUE
Consumer Discretionary—continued
Hyundai Capital America
RegS 1.450%, 2/6/17(4)	$335	$335
144A 1.450%, 2/6/17(3)	170	170
144A 2.125%, 10/2/17(3)	60	60
144A 2.450%, 6/15/21(3)	355	360
M/I Homes, Inc. 6.750%, 1/15/21	325	342
Marriott International, Inc. Series N, 3.125%, 10/15/21	290	303
Newell Brands, Inc.
3.850%, 4/1/23	75	80
4.200%, 4/1/26	100	109
QVC, Inc. 3.125%, 4/1/19	990	1,015
Time Warner Cable, Inc. 6.750%, 7/1/18	215	234
Toll Brothers Finance Corp.
5.625%, 1/15/24	25	27
4.875%, 11/15/25	745	765
TRI Pointe Group, Inc.
4.375%, 6/15/19	295	305
4.875%, 7/1/21	400	411
Wyndham Worldwide Corp. 2.500%, 3/1/18	40	40

		6,769

Consumer Staples—0.5%
Anheuser-Busch InBev Finance, Inc.
1.900%, 2/1/19	180	182
2.650%, 2/1/21	540	557
CVS Health Corp. 2.800%, 7/20/20	540	560
Kraft Heinz Foods Co. (The)
2.800%, 7/2/20	85	88
3.500%, 7/15/22	90	96
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	615	668

		2,151

Energy—0.8%
Anadarko Petroleum Corp. 4.850%, 3/15/21	170	183
Antero Resources Corp. 5.625%, 6/1/23	215	220
Cimarex Energy Co. 4.375%, 6/1/24	490	512
Concho Resources, Inc. 5.500%, 4/1/23	45	47
Enbridge Energy Partners LP 4.375%, 10/15/20	90	95
Energy Transfer Partners LP 5.200%, 2/1/22	130	141
Kinder Morgan, Inc. 144A 5.625%, 11/15/23(3)	85	94
MPLX LP 5.500%, 2/15/23	290	300
NGL Energy Partners LP 5.125%, 7/15/19	365	345

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Occidental Petroleum Corp.
2.600%, 4/15/22	$55	$56
3.400%, 4/15/26	45	48
Regency Energy Partners LP 5.000%, 10/1/22	215	227
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	340	372
Sinopec Capital Ltd. 144A 1.875%, 4/24/18(3)	250	250
Sunoco LP 144A 6.375%, 4/1/23(3)	400	413

		3,303

Financials—7.5%
Air Lease Corp. 2.625%, 9/4/18	550	555
Ally Financial, Inc. 5.750%, 11/20/25	330	346
Ares Capital Corp.
4.875%, 11/30/18	62	65
3.875%, 1/15/20	173	179
Aviation Capital Group Corp.
2.875%, 9/17/18	220	223
144A 2.875%, 9/17/18(3)	115	116
Bank of America Corp.
5.490%, 3/15/19	66	71
2.650%, 4/1/19	350	357
4.450%, 3/3/26	475	510
Bank of India 144A 3.250%, 4/18/18(3)	300	306
Bank of New York Mellon Corp. (The)
2.200%, 3/4/19	230	234
2.050%, 5/3/21	860	866
Barclays Bank plc 144A 6.050%, 12/4/17(3)	100	105
BBVA Banco Continental S.A. RegS 5.000%, 8/26/22(4)	520	571
Berkshire Hathaway Finance Corp. 1.300%, 8/15/19	1,955	1,958
Berkshire Hathaway, Inc. 2.750%, 3/15/23	90	94
Blackstone Holdings Finance Co. LLC 144A 6.625%, 8/15/19(3)	200	227
Citigroup, Inc. 4.600%, 3/9/26	630	673
Corp Andina de Fomento 2.000%, 5/10/19	455	459
Fifth Third Bancorp 4.500%, 6/1/18	150	156
First Horizon National Corp. 3.500%, 12/15/20	440	449
First Tennessee Bank N.A. 2.950%, 12/1/19	250	253
Ford Motor Credit Co., LLC 5.750%, 2/1/21	400	451
FS Investment Corp.
4.250%, 1/15/20	300	308
4.750%, 5/15/22	185	190

	PAR VALUE	VALUE
Financials—continued
General Motors Financial Co., Inc.
3.700%, 11/24/20	$670	$698
4.200%, 3/1/21	405	427
3.200%, 7/6/21	975	988
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	350	349
4.250%, 10/21/25	320	337
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	892	911
HSBC Holdings plc 2.950%, 5/25/21	860	872
Huntington Bancshares, Inc. 7.000%, 12/15/20	245	285
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(2)(3)(5)(6)	280	286
ICAHN Enterprises LP 5.875%, 2/1/22	200	193
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 3.500%, 3/15/17	15	15
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	250	260
iStar Financial, Inc. 5.000%, 7/1/19	375	375
Jefferies Group LLC 5.125%, 4/13/18	150	157
JPMorgan Chase & Co.
6.125%, 6/27/17	200	207
2.250%, 1/23/20	540	547
2.295%, 8/15/21	300	301
JPMorgan Chase Bank N.A. 1.650%, 9/23/19	615	616
KeyCorp. 5.100%, 3/24/21	185	209
Korea Development Bank 3.875%, 5/4/17	250	254
Lazard Group LLC 4.250%, 11/14/20	350	375
Lincoln National Corp.
8.750%, 7/1/19	225	265
4.200%, 3/15/22	470	509
6.050%, 4/20/67(2)(5)	75	58
Macquarie Group Ltd. 144A 3.000%, 12/3/18(3)	75	77
Metropolitan Life Global Funding I 144A 2.500%, 12/3/20(3)	650	668
Mizuho Corporate Bank Ltd. 144A 1.850%, 3/21/18(3)	200	201
Mizuho Financial Group Inc 2.273%, 9/13/21	565	563
Morgan Stanley 4.350%, 9/8/26	1,660	1,773
MUFG Union Bank N.A. 2.625%, 9/26/18	300	306
New York Life Global Funding 144A 1.950%, 2/11/20(3)	70	71

	PAR VALUE	VALUE
Financials—continued
Nordea Bank AB 144A 1.625%, 9/30/19(3)	$1,005	$1,002
PNC Funding Corp. 5.625%, 2/1/17	10	10
Prudential Financial, Inc. 8.875%, 6/15/38(2)(5)	100	111
S&P Global, Inc. 3.300%, 8/14/20	519	545
Santander Holdings USA, Inc.
2.700%, 5/24/19	265	268
2.650%, 4/17/20	575	578
SBA Tower Trust
144A 2.933%, 12/15/17(3)	155	156
144A 3.156%, 10/15/20(3)	750	757
144A 2.877%, 7/15/21(3)	800	814
State Street Corp. 4.956%, 3/15/18(5)	525	548
TIAA Asset Management Finance Co. LLC 144A 2.950%, 11/1/19(3)	430	443
Toronto-Dominion Bank (The) 2.125%, 4/7/21	700	708
UBS Group Funding Jersey Ltd. 144A 2.650%, 2/1/22(3)	400	399
Voya Financial, Inc. 2.900%, 2/15/18	267	272
Willis North America, Inc. 6.200%, 3/28/17	40	41
XLIT Ltd. Series E, 2.300%, 12/15/18	135	137
Zions Bancorp 4.500%, 3/27/17	225	227

		29,891

Health Care—1.7%
AbbVie, Inc.
2.500%, 5/14/20	370	378
2.300%, 5/14/21	495	499
3.200%, 11/6/22	45	47
2.850%, 5/14/23	495	503
Actavis Capital S.a.r.l.
(Actavis Funding) 3.000%, 3/12/20	85	88
(Actavis Funding) 3.450%, 3/15/22	90	94
Aetna Inc. 2.400%, 6/15/21	1,010	1,023
Community Health Systems, Inc. 5.125%, 8/1/21	65	65
Forest Laboratories LLC 144A 4.375%, 2/1/19(3)	205	216
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	95	100
HCA, Inc.
3.750%, 3/15/19	200	206
6.500%, 2/15/20	325	360
Mylan NV
144A 3.000%, 12/15/18(3)	195	199
144A 3.150%, 6/15/21(3)	230	234

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Owens & Minor, Inc. 3.875%, 9/15/21	$65	$67
Shire Acquisitions Investments Ireland Dac
1.900%, 9/23/19	200	200
2.400%, 9/23/21	235	236
Tenet Healthcare Corp.
4.350%, 6/15/20(2)	440	444
6.000%, 10/1/20	80	85
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 7/21/21	140	140
2.800%, 7/21/23	140	140
Universal Health Services, Inc. 144A 4.750%, 8/1/22(3)	260	268
Valeant Pharmaceuticals International, Inc. 144A 5.375%, 3/15/20(3)	170	158
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	825	854
Zoetis, Inc. 3.450%, 11/13/20	165	172

		6,776

Industrials—1.8%
America West Airlines Pass-Through-Trust 01-1, G 7.100%, 4/2/21	611	663
BAE Systems Holdings, Inc. 144A 2.850%, 12/15/20(3)	200	205
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	215	210
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)	705	742
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	138	146
01-1, A1 6.703%, 6/15/21	445	478
Lockheed Martin Corp. 1.850%, 11/23/18	125	127
Masco Corp. 5.950%, 3/15/22	295	336
Penske Truck Leasing Co. LP RegS 2.500%, 6/15/19(4)	150	152
Penske Truck Leasing Co., LP 144A 3.375%, 2/1/22(3)	205	213
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	2,624	2,795
Virgin Australia Trust 13-1A 144A 5.000%, 10/23/23(3)	1,148	1,191

		7,258

	PAR VALUE	VALUE
Information Technology—0.9%
Apple, Inc.
2.250%, 2/23/21	$400	$410
2.850%, 2/23/23	175	184
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.) 144A 5.450%, 6/15/23(3)	115	123
Dun & Bradstreet Corp. (The)
3.250%, 12/1/17	65	66
4.000%, 6/15/20	135	141
Electronic Arts, Inc. 3.700%, 3/1/21	120	128
First Data Corp. 144A 5.000%, 1/15/24(3)	785	800
Hewlett Packard Enterprise Co.
144A 2.850%, 10/5/18(3)	325	331
144A 3.600%, 10/15/20(3)	60	63
Microsoft Corp. 2.000%, 8/8/23	320	320
NXP BV (NXP Funding LLC) 144A 4.125%, 6/1/21(3)	425	455
Oracle Corp.
1.900%, 9/15/21	175	175
2.400%, 9/15/23	220	222

		3,418

Materials—0.4%
Airgas, Inc. 3.050%, 8/1/20	28	29
Ardagh Packaging Finance plc 144A 4.625%, 5/15/23(3)	360	362
CRH America, Inc. 8.125%, 7/15/18	100	111
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	790	858
Packaging Corp. of America 3.900%, 6/15/22	185	196

		1,556

Real Estate—1.3%
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	70	73
Brixmor Operating Partnership LP 3.875%, 8/15/22	140	147
Corporate Office Properties LP 3.700%, 6/15/21	220	228
Corrections Corp. of America 5.000%, 10/15/22	390	355
Developers Diversified Realty Corp.
7.875%, 9/1/20	570	684
3.400%, 10/1/20	325	339
3.950%, 7/1/22	195	207

	PAR VALUE	VALUE
Real Estate—continued
HCP, Inc. 3.750%, 2/1/19	$225	$233
Healthcare Trust of America Holdings LP 3.375%, 7/15/21	135	140
Kimco Realty Corp. 3.400%, 11/1/22	550	579
MPT Operating Partnership LP (MPT Finance Corp.) 6.375%, 2/15/22	45	47
Select Income REIT 4.150%, 2/1/22	580	583
Senior Housing Properties Trust 3.250%, 5/1/19	125	126
Ventas Realty LP (Ventas Capital Corp.)
4.000%, 4/30/19	505	530
2.700%, 4/1/20	152	156
West Europe Finance LLC 144A 3.250%, 10/5/20(3)	535	557

		4,984

Telecommunication Services—1.4%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	660	680
AT&T, Inc.
2.800%, 2/17/21	1,065	1,096
3.000%, 6/30/22	195	200
CenturyLink, Inc.
Series T 5.800%, 3/15/22	180	185
Series Y 7.500%, 4/1/24	470	503
Crown Castle Towers LLC 144A 4.883%, 8/15/20(3)	765	836
Sprint Corp. 7.250%, 9/15/21	235	237
Telefonica Emisiones SAU 3.192%, 4/27/18	195	200
Verizon Communications, Inc.
3.650%, 9/14/18	310	324
2.550%, 6/17/19	1,335	1,373
4.600%, 4/1/21	70	78

		5,712

Utilities—0.3%
Exelon Corp. 2.850%, 6/15/20	805	834
Korea Western Power Co., Ltd. 144A 3.125%, 5/10/17(3)	200	202
State Grid Overseas Investment Ltd. 144A 2.750%, 5/7/19(3)	330	339

		1,375
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $71,655)		73,193

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—3.9%

Consumer Discretionary—1.2%
Altice U.S. Finance I Corp. 5.000%, 12/14/22	$310	$313
Aristocrat Leisure Ltd. Tranche B-1 3.500%, 10/20/21	550	553
Boyd Gaming Corp.
Tranche B, 5.500%, 8/14/20	58	59
Tranche B-2 3.524%, 9/15/23	221	223
Charter Communications Operating LLC (CCO Safari LLC)
Tranche F, 3.000%, 1/3/21	120	121
Tranche H, 3.250%, 8/24/21	83	83
Tranche I, 3.500%, 1/24/23	158	159
CSC Holdings, Inc. 5.000%, 10/9/22	281	282
Harbor Freight Tools USA, Inc. 4.000%, 8/18/23	755	760
Hilton Worldwide Finance LLC
Tranche B-1 3.500%, 10/26/20	67	67
Tranche B-2 3.120%, 10/25/23	685	690
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	331	333
Libbey Glass, Inc. 3.750%, 4/9/21	145	146
MGM Growth Properties 4.000%, 4/25/23	284	286
PetSmart, Inc. Tranche B-1, 4.250%, 3/11/22	308	309
Six Flags Theme Parks, Inc. Tranche B, 3.863%, 6/30/22	122	123
Station Casinos LLC Tranche B, 3.750%, 6/8/23	297	300

		4,807

Consumer Staples—0.7%
Albertson’s LLC
Trance B-4, 4.500%, 8/25/21	201	203
Tranche B-5, 4.750%, 12/21/22	333	337
ARAMARK Corp.
Tranche E, 3.338%, 9/7/19	416	420
Tranche F, 3.338%, 2/24/21	855	861
Charger OpCo B.V. (Oak Tea, Inc.) Tranche B-1, 4.250%, 7/2/22	48	49

	PAR VALUE	VALUE
Consumer Staples—continued
Coty, Inc. Tranche B, 3.750%, 10/27/22	$65	$65
Dell International, Inc. Tranche B 4.000%, 9/7/23	600	604
Galleria Co. Tranche B, 3.750%, 1/26/23	130	131
Kronos First Lien, 4.500%, 10/30/19	292	293
Pinnacle Foods Finance LLC 3.275%, 1/13/23	52	52

		3,015

Energy—0.1%
MEG Energy Corp. 3.750%, 3/31/20	309	289
Paragon Offshore Finance Co. 5.250%, 7/16/21(8)	137	35

		324

Financials—0.0%
Delos Finance S.a.r.l. 3.588%, 3/6/21	95	96

Health Care—0.4%
Community Health Systems, Inc. (CHS) Tranche F, 4.083%, 12/31/18	291	290
DaVita HealthCare Partners, Inc. Tranche B, 3.500%, 6/24/21	99	99
Endo Luxembourg Finance Co. S.a.r.l. Tranche B, 3.750%, 9/26/22	131	131
Envision Healthcare Corp. 4.250%, 5/25/18	97	97
IMS Health, Inc. Tranche B, 3.500%, 3/17/21	72	73
Quintiles Transnational Corp. Tranche B, 3.250%, 5/12/22	43	44
RPI Finance Trust Tranche B-4, 3.588%, 11/9/20	539	542
Team Health, Inc. Tranche B, 3.838%, 11/23/22	193	194
Valeant Pharmaceuticals International, Inc. Series D-2, Tranche B, 5.000%, 2/13/19	137	137

		1,607

Industrials—0.4%
American Airlines, Inc. Tranche B, 3.502%, 4/28/23	660	662
AWAS Finance Luxembourg S.A. 3.500%, 7/16/18	97	98

	PAR VALUE	VALUE
Industrials—continued
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	$301	$304
TransDigm, Inc.
Tranche D, 3.794%, 6/4/21	65	66
Tranche E, 3.750%, 5/14/22	79	79
Tranche F, 3.750%, 6/9/23	138	138
United Airlines, Inc. (f/k/a Continental Airlines, Inc.) Tranche B-1, 3.500%, 9/15/21	72	73
Waste Industries 3.500%, 2/27/20	186	187

		1,607

Information Technology—0.3%
Abacus Innovations Corp.(Leidos, Inc.) 3.274%, 8/16/23	259	261
NXP BV Tranche F 3.405%, 12/7/20	250	251
SS&C European Holdings S.a.r.l.
Tranche A-1, 3.274%, 7/8/20	18	18
Tranche A-2, 3.274%, 7/8/20	28	28
Tranche B-2, 4.000%, 7/8/22	13	13
Tranche B-1, 4.000%, 7/8/22	104	105
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	543	549

		1,225

Materials—0.1%
Huntsman International LLC Tranche 16-B, 4.250%, 4/1/23	177	178
INEOS U.S. Finance LLC Tranche 2022, 4.250%, 3/31/22	25	25

		203

Real Estate—0.0%
ESH Hospitality, Inc. 3.750%, 8/30/23	107	108

Telecommunication Services—0.2%
Level 3 Financing, Inc.
Tranche B, 2020 4.000%, 1/15/20	127	128
Tranche B-II, 3.500%, 5/31/22	93	94
T-Mobile USA, Inc. Senior Lien 3.500%, 11/9/22	254	256

See Notes to Financial Statements

VIRTUS LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
Telecommunication Services—continued
UPC Financing Partnership 4.080%, 8/31/24	$297		$299

			777

Utilities—0.5%
Calpine Corp. 3.840%, 5/31/23	673		677
Energy Future Holdings Corp.
5.000%, 7/27/23(8)	234		236
Tranche C 5.000%, 7/27/23(8)	54		54
NRG Energy, Inc. 3.500%, 6/30/23	1,003		1,007

			1,974
TOTAL LOAN AGREEMENTS (Identified Cost $15,723)			15,743

	SHARES
PREFERRED STOCKS—0.4%

Financials—0.4%
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	390	(7)	398
Citigroup, Inc. Series N 6.250%(2)	660	(7)	712
JPMorgan Chase & Co. Series Z, 5.300%(2)	50	(7)	51
Wells Fargo & Co. Series K, 7.980%(2)	325	(7)	339
TOTAL PREFERRED STOCKS (Identified Cost $1,445)			1,500

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—1.8%
iShares iBoxx $ Investment Grade Corporate Bond Fund(9)	59,529	$7,333
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $7,163)		7,333
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $394,703)		398,813
TOTAL INVESTMENTS—99.6% (Identified Cost $394,703)		398,813	(1)
Other assets and liabilities, net—0.4%		1,508

NET ASSETS—100.0%		$400,321

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $143,068 or 35.7% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.
(7)	Value shown as par value.
(8)	Security in default interest payments are being received during the bankruptcy proceedings.
(9)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$94,928	$—	$94,928
Corporate Bonds And Notes	73,193	—	73,193
Foreign Government Securities	445	—	445
Loan Agreements	15,743	—	15,743
Mortgage-Backed Securities	164,885	—	164,885
Municipal Bonds	201	—	201
U.S. Government Securities	40,585	—	40,585
Equity Securities:
Preferred Stocks	1,500	—	1,500
Exchange-Traded Funds	7,333	7,333	—

Total Investments	$398,813	$7,333	$391,480

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS LOW VOLATILITY EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUND—98.9%
iShares S&P 100 Index Fund(2)(3)	38,450	$3,688
TOTAL EXCHANGE-TRADED FUND (Identified Cost $3,066)		3,688

	CONTRACTS
PURCHASED OPTION—0.1%

Call Option—0.1%
CBOE Volatility Index expiration 10/19/16 strike price $21	98	4
TOTAL PURCHASED OPTION—0.1% (Premiums Paid $9)		4
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified Cost $3,075)		3,692	(1)
TOTAL INVESTMENTS, BEFORE WRITTEN OPTION—99.0%
(Identified Cost $3,075)		3,692	(1)

	CONTRACTS	VALUE
WRITTEN OPTION—(0.1)%

Call Option—(0.1)%
S&P 500® Index expiration 10/21/16 strike price $2225	17	$(2)
TOTAL WRITTEN OPTION—(0.1)% (Premiums Received $4)		(2)
TOTAL INVESTMENTS, NET OF WRITTEN OPTION—98.9%
(Identified Cost $3,071)		3,690 (1)
Other assets and liabilities, net—1.1%		40

NET ASSETS—100.0%		$3,730

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	All or a portion of the security is segregated as collateral for written options.
(3)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Exchange-traded Funds	$3,688	$3,688
Purchased Option	4	4

Total Investments before Written Option	$3,692	$3,692

Written Option	$(2)	$(2)

Total Investments Net of Written Option	$3,690	$3,690

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE

MUNICIPAL BONDS—0.1%

Michigan—0.0%
Tobacco Settlement Finance Authority Taxable Series A, 7.309%, 6/1/34	$145		$143

Virginia—0.1%
Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%, 6/1/46	325		279
TOTAL MUNICIPAL BONDS (Identified Cost $460)			422

FOREIGN GOVERNMENT SECURITIES—11.0%
Argentine Republic
144A 7.500%, 4/22/26(3)	1,055		1,191
7.875%, 6/15/27	1,180		1,265
Series NY, 8.280%, 12/31/33	1,570		1,810
144A 7.125%, 7/6/36(3)	735		781
144A 7.625%, 4/22/46(3)	370		417
Bolivarian Republic of Venezuela RegS 7.000%, 12/1/18(4)	216		153
RegS 7.750%, 10/13/19(4)	202		125
7.650%, 4/21/25(4)	1,500		728
9.375%, 1/13/34	2,145		1,122
City of Buenos Aires 144A 7.500%, 6/1/27(3)	365		398
Federative Republic of Brazil 8.500%, 1/5/24	1,690	BRL	480
Treasury Note Series F, 10.000%, 1/1/25	1,880	BRL	549
10.250%, 1/10/28	250	BRL	78
5.625%, 1/7/41	670		668
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	800		914
Mongolia 144A 5.125%, 12/5/22(3)	825		728
Provincia de Buenos Aires 144A 9.125%, 3/16/24(3)	730		819
Republic of Azerbaijan 4.750%, 3/13/23	930		919
Republic of Chile 5.500%, 8/5/20	474,000	CLP	767
Republic of Colombia 4.375%, 3/21/23	1,867,000	COP	582
9.850%, 6/28/27	1,685,000	COP	713
Republic of Costa Rica 144A 4.375%, 4/30/25(3)	795		775
144A 7.000%, 4/4/44(3)	200		214
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	905		948
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,405		1,419
Republic of Indonesia Series FR56, 8.375%, 9/15/26	19,446,000	IDR	1,624

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Iraq RegS 5.800%, 1/15/28(4)	$610		$499
Republic of Kazakhstan 144A 5.125%, 7/21/25(3)	245		276
Republic of South Africa Series R203, 8.250%, 9/15/17	3,690	ZAR	271
Series R208, 6.750%, 3/31/21	11,230	ZAR	779
Republic of Sri Lanka 144A 6.850%, 11/3/25(3)	800		861
Republic of Turkey 9.000%, 3/8/17	1,250	TRY	419
6.250%, 9/26/22	515		567
4.875%, 10/9/26	1,710		1,744
4.875%, 4/16/43	945		882
Russian Federation 144A 7.850%, 3/10/18(3)	60,000	RUB	944
State of Qatar 144A 3.250%, 6/2/26(3)	480		488
Sultanate of Oman 144A 4.750%, 6/15/26(3)	1,170		1,174
Ukraine 144A 7.750%, 9/1/26(3)	850		803
United Mexican States Series M, 6.500%, 6/9/22	38,590	MXN	2,055
4.750%, 3/8/44	1,014		1,055
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $34,759)			33,004

MORTGAGE-BACKED SECURITIES—14.9%

Agency—3.7%
FHLMC 3.500%, 4/1/46	1,323		1,395
FNMA
3.000%, 4/1/43	1,472		1,534
3.000%, 5/1/43	751		782
3.000%, 6/1/43	2,086		2,174
3.000%, 7/1/43	1,530		1,595
4.000%, 10/1/44	1,256		1,350
3.500%, 9/1/45	2,105		2,220

			11,050

Non-Agency—11.2%
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	915		1,008
15-SFR2, C 144A 4.691%, 10/17/45(3)	805		891
15-SFR1, A 144A 3.467%, 4/17/52(3)	682		726
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.311%, 6/25/33(2)	1,135		1,094
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	389		389
06-2, 3A1 6.000%, 3/25/36	209		215

	PAR VALUE	VALUE
Non-Agency—continued
Bank of America (Countrywide) Asset-Backed Certificates
05-1, AF5A 5.148%, 7/25/35(2)	$988	$980
05-12, 2A4 5.575%, 2/25/36(2)	540	537
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
04-22CB, 1A1 6.000%, 10/25/34	414	442
04-24CB, 1A1 6.000%, 11/25/34	94	95
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(2)	1,260	1,304
Citigroup Mortgage Loan Trust, Inc. 05-5, 2A3 5.000%, 8/25/35	246	246
15-A, A1 144A 3.500%, 6/25/58(2)(3)	715	729
Colony American Finance Ltd. 15-1 144A 2.896%, 10/15/47(3)	649	657
Commercial Mortgage Trust 07-GG11, AM 5.867%, 12/10/49(2)	600	619
Credit Suisse Commercial Mortgage-Backed Trust 07-C5, A1AM 5.870%, 9/15/40(2)	939	863
Credit Suisse Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	423	404
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.510%, 8/10/44(2)(3)	860	902
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	600	611
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	296	299
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	363	319
Home Equity Loan Trust
03-HS3, AI4 5.550%, 9/25/33(2)	178	181
07-HSA3, AI4 6.110%, 6/25/37(2)	1,481	1,490
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	368	367
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDPX, AM 5.464%, 1/15/49(2)	676	663

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
JPMorgan Chase Mortgage Trust
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	$644	$680
16-1, M2 144A 3.750%, 4/25/45(2)(3)	608	628
16-2, M2 144A 3.750%, 12/25/45(2)(3)	984	1,018
MASTR Adjustable Rate Mortgages Trust 05-1, 3A1 3.326%, 2/25/35(2)	541	492
MASTR Alternative Loan Trust
04-6, 7A1 6.000%, 7/25/34	1,147	1,118
05-2, 2A1 6.000%, 1/25/35	458	474
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	575	601
MASTR Specialized Loan Trust 05-3, A2 144A 5.704%, 11/25/35(2)(3)	328	331
Mill City Mortgage Loan Trust 16-1, M1 144A 3.150%, 4/25/57(2)(3)	525	527
Morgan Stanley – Bank of America (Merrill Lynch) Trust 15-C26,C 4.558%, 10/15/48(2)	840	877
Morgan Stanley Capital I Trust 07-IQ14, AM 5.865%, 4/15/49(2)	925	895
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(3)	1,080	1,083
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	246	242
Resecuritization Pass-Through Trust 05-BR, A5 6.000%, 10/25/34	405	407
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	669	671
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	270	281
14-4, A6 144A 3.500%, 11/25/44(2)(3)	657	677
15-1, A1 144A 3.500%, 1/25/45(2)(3)	753	774
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	555	564
15-5, A2 144A 3.500%, 5/25/55(2)(3)	690	697
16-4, A1 144A 2.250%, 7/25/56(2)(3)	420	422
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	1,060	1,034

	PAR VALUE	VALUE
Non-Agency—continued
Vericrest Opportunity Loan Transfer
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	$518	$520
16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	300	300
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	445	445
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	436	435
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	875	924
Wells Fargo – Royal Bank of Scotland plc Commercial Mortgage Trust 11-C5, C 144A 5.866%, 11/15/44(2)(3)	645	714

		33,862
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $44,314)		44,912

ASSET-BACKED SECURITIES—4.1%
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(3)	1,316	1,320
15-1A, C 144A 3.580%, 6/15/21(3)	2,160	2,176
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)	740	741
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	377	386
Exeter Automobile Receivables Trust
15-A1, C 144A 4.100%, 12/15/20(3)	900	915
15-3A, D 144A 6.550%, 10/17/22(3)	840	862
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	529	534
Flagship Credit Auto Trust 14-1, E 144A 5.710%, 8/16/21(3)	665	676
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	1,110	1,123
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	545	556
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	208	213
Leaf Receivables Funding 9 LLC 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	555	544
LEAF Receivables Funding 9 LLC 11 LLC 16-1, E2 144A 6.000%, 6/15/24(3)	290	270

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(3)	$920	$866
Trip Rail Master Funding LLC 11-1A, A1A 144A 4.370%, 7/15/41(3)	178	182
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	1,099	1,116
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $12,404)		12,480

CORPORATE BONDS AND NOTES—53.4%

Consumer Discretionary—7.8%
Aramark Services, Inc. 144A 4.750%, 6/1/26(3)	405	408
Beazer Homes USA, Inc.
5.750%, 6/15/19	472	493
144A 8.750%, 3/15/22(3)	245	259
Boyd Gaming Corp. 6.875%, 5/15/23	415	452
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(3)	185	188
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(11)	535	554
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	320	332
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	785	844
CCO Holdings LLC 144A 5.500%, 5/1/26(3)	275	289
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(3)	275	276
144A 5.125%, 12/15/21(3)	655	657
Clear Channel Worldwide Holdings, Inc.
Series A 7.625%, 3/15/20	320	309
Series B 7.625%, 3/15/20	930	926
Columbus Cable Barbados Ltd. Series B,144A 7.375%, 3/30/21(3)	200	213
Dana Financing Luxembourg S.a.r.l. 144A 6.500%, 6/1/26(3)	230	242
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	60	60
DISH DBS Corp. 144A 7.750%, 7/1/26(3)	40	43
Hanesbrands, Inc.
144A 4.625%, 5/15/24(3)	120	124
144A 4.875%, 5/15/26(3)	250	257

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
IHO Verwaltungs GmbH PIK Interest Capitalization 144A 4.125%, 9/15/21(3)(10)	$215	$218
International Game Technology plc 144A 6.250%, 2/15/22(3)	340	364
Landry’s Holdings II, Inc. 144A 10.250%, 1/1/18(3)	425	435
Landry’s, Inc.
144A 9.375%, 5/1/20(3)	210	221
144A 6.750%, 10/15/24(3)	215	219
M/I Homes, Inc. 6.750%, 1/15/21	525	553
MDC Holdings, Inc. 5.500%, 1/15/24	860	903
Meritor, Inc. 6.750%, 6/15/21	300	305
MGM Growth Properties Operating Partnership LP (MGP Finance Co-Issuer, Inc.) 144A 5.625%, 5/1/24(3)	145	157
144A 4.500%, 9/1/26(3)	200	201
MGM Resorts International 6.000%, 3/15/23	490	533
Mohegan Tribal Gaming Authority 9.750%, 9/1/21	585	632
MPG Holdco I, Inc. 7.375%, 10/15/22	830	855
New York University 4.142%, 7/1/48	545	559
Newell Brands, Inc. 144A 5.000%, 11/15/23(3)	135	144
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	125	134
PetSmart, Inc. 144A 7.125%, 3/15/23(3)	775	816
QVC, Inc. 5.125%, 7/2/22	240	254
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	510	544
Scientific Games International, Inc.
6.625%, 5/15/21	540	413
144A 7.000%, 1/1/22(3)	590	627
SFR (Numericable) Group S.A.
144A 6.000%, 5/15/22(3)	580	594
144A 7.375%, 5/1/26(3)	290	297
Signet UK Finance plc 4.700%, 6/15/24	895	862
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	755	778
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	610	618
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	490	535

	PAR VALUE	VALUE
Consumer Discretionary—continued
Toll Brothers Finance Corp.
5.625%, 1/15/24	$175	$188
4.875%, 11/15/25	1,100	1,130
TRI Pointe Group, Inc. 5.875%, 6/15/24	890	932
VTR Finance BV 144A 6.875%, 1/15/24(3)	600	622
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	890	890

		23,459

Consumer Staples—1.3%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	545	555
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	340	352
Post Holdings, Inc. 144A 5.000%, 8/15/26(3)	620	619
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	250	270
Safeway, Inc. 7.250%, 2/1/31	510	509
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	925	837
US Foods, Inc. 144A 5.875%, 6/15/24(3)	120	125
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	543	590

		3,857

Energy—12.6%
Afren plc 144A 11.500%, 2/1/16(3)(12)	464	2
Alberta Energy Co., Ltd. 8.125%, 9/15/30	330	390
Anadarko Petroleum Corp.
4.850%, 3/15/21	150	162
5.550%, 3/15/26	215	245
6.600%, 3/15/46	460	563
Antero Midstream Partners LP 144A 5.375%, 9/15/24(3)	220	223
Antero Resources Corp. 5.625%, 6/1/23	490	502
Archrock Partners LP 6.000%, 10/1/22	740	690
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	305	300
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	265	275
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	675	672
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	400	434
Cimarex Energy Co. 4.375%, 6/1/24	450	470

	PAR VALUE	VALUE
Energy—continued
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	$725	$357
Concho Resources, Inc. 5.500%, 4/1/23	295	306
CONSOL Energy, Inc. 5.875%, 4/15/22	325	301
Continental Resources, Inc.
5.000%, 9/15/22	510	510
4.500%, 4/15/23	305	294
Ecopetrol S.A.
5.875%, 9/18/23	615	663
5.375%, 6/26/26	910	947
Enbridge Energy Partners LP 4.375%, 10/15/20	170	179
Encana Corp. 3.900%, 11/15/21	320	321
Energy Transfer Equity LP 5.875%, 1/15/24	885	923
EnLink Midstream Partners LP 4.850%, 7/15/26	80	81
EnQuest plc 144A 7.000%, 4/15/22(3)	885	465
EP Energy LLC (Everest Acquisition Finance, Inc.) 9.375%, 5/1/20	420	300
FTS International, Inc. 6.250%, 5/1/22	450	174
Gazprom OAO (Gaz Capital S.A.)
144A 6.000%, 11/27/23(3)(7)	255	276
144A 4.950%, 2/6/28(3)(7)	750	756
Gulfport Energy, Corp. 7.750%, 11/1/20	445	464
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	540	570
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	65	68
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	450	498
Kinder Morgan, Inc. 7.750%, 1/15/32	890	1,078
Laredo Petroleum, Inc. 7.375%, 5/1/22	610	634
Linn Energy LLC
6.500%, 5/15/19(12)	512	133
6.500%, 9/15/21(12)	155	40
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	930	962
MPLX LP 4.875%, 12/1/24	1,390	1,438
Newfield Exploration Co. 5.625%, 7/1/24	785	805
NGL Energy Partners LP 5.125%, 7/15/19	925	874
Novatek OAO (Novatek Finance Ltd.) 144A 4.422%, 12/13/22(3)(7)	1,105	1,114

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
Energy—continued
Occidental Petroleum Corp.
3.400%, 4/15/26	$30		$32
4.400%, 4/15/46	430		476
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,048		194
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)(12)	610		116
Parker Drilling Co. 7.500%, 8/1/20	1,075		863
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	1,020		1,058
Pertamina Persero PT
144A 4.300%, 5/20/23(3)	600		631
144A 6.000%, 5/3/42(3)	400		441
144A 5.625%, 5/20/43(3)	320		337
Petrobras Global Finance BV
5.375%, 1/27/21	830		822
8.375%, 5/23/21	170		187
8.750%, 5/23/26	725		803
Petroleos de Venezuela S.A
RegS 8.500%, 11/2/17(4)	323		280
144A 6.000%, 5/16/24(3)	1,580		677
Petroleos Mexicanos
144A 6.875%, 8/4/26(3)	790		891
6.500%, 6/2/41	465		452
5.500%, 6/27/44	650		563
PHI, Inc. 5.250%, 3/15/19	360		348
QEP Resources, Inc.
6.875%, 3/1/21	445		467
5.250%, 5/1/23	350		346
Range Resources Corp. 144A 5.000%, 3/15/23(3)	835		820
Regency Energy Partners LP 5.000%, 10/1/22	1,010		1,066
Sabine Oil & Gas Corp. 7.250%, 6/15/19(12)(13)	935		17
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	915		973
SM Energy Co. 6.125%, 11/15/22	320		322
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	400		449
Sunoco LP 144A 6.375%, 4/1/23(3)	1,790		1,848
TransCanada Trust 5.625%, 5/20/75(2)(6)	940		952
Transocean, Inc.
6.800%, 12/15/16	300		302
144A 9.000%, 7/15/23(3)	215		210
6.800%, 3/15/38	250		166
YPF S.A. 144A 8.500%, 3/23/21(3)	490		548

			38,116

Financials—11.5%
Akbank TAS 144A 7.500%, 2/5/18(3)	2,440	TRY	775
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	845		907

	PAR VALUE		VALUE
Financials—continued
Ally Financial, Inc.
4.250%, 4/15/21	$285		$290
5.750%, 11/20/25	575		604
Ares Capital Corp. 3.625%, 1/19/22	465		468
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	725		770
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)	425		464
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	1,095		1,220
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	395		437
Banco Nacional de Comercio Exterior SVC 144A 4.375%, 10/14/25(3)	550		569
Bancolombia S.A. 5.125%, 9/11/22	1,015		1,056
Bank of America Corp. 4.450%, 3/3/26	1,055		1,133
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	875		947
Barclays plc 3.200%, 8/10/21	550		553
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	185,000	CLP	293
Capital One Financial Corp. 3.750%, 7/28/26	775		779
Citigroup, Inc. 4.600%, 3/9/26	580		620
Citizens Financial Group, Inc. 5.500%, 12/29/49(2)	920		902
Compass Bank 3.875%, 4/10/25	900		881
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	1,090		1,069
Discover Financial Services 3.950%, 11/6/24	1,250		1,280
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	915		879
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	925		971
FS Investment Corp. 4.750%, 5/15/22	200		205
General Motors Financial Co., Inc. 3.700%, 5/9/23	740		754
Genworth Holdings, Inc. 4.900%, 8/15/23	585		490
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)	725		770
ICAHN Enterprises LP
6.000%, 8/1/20	370		373
5.875%, 2/1/22	510		492

	PAR VALUE		VALUE
Financials—continued
ICICI Bank Ltd. 144A 4.000%, 3/18/26(3)	$230		$239
ING Groep NV 6.000%(2)(5)(6)	865		843
iStar Financial, Inc. 5.000%, 7/1/19	940		941
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	795		868
Leucadia National Corp. 5.500%, 10/18/23	575		604
Lincoln National Corp. 6.050%, 4/20/67(2)(6)	300		231
Morgan Stanley
144A 10.090%, 5/3/17(3)	2,400	BRL	726
4.350%, 9/8/26	415		443
Navient Corp. 7.250%, 9/25/23	190		190
OM Asset Management plc 4.800%, 7/27/26	785		787
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	1,315		1,420
Prudential Financial, Inc. 5.875%, 9/15/42(2)	1,430		1,578
Santander Bank NA 8.750%, 5/30/18	400		438
Sberbank of Russia Via SB Capital S.A. 144A 5.500%, 2/26/24(2)(3)(7)	450		454
Springleaf Finance Corp. 5.250%, 12/15/19	500		512
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	740		749
Toronto-Dominion Bank (The) 3.625%, 9/15/31(2)	295		296
Trinity Acquisition plc 4.400%, 3/15/26	715		749
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	500		505
Voya Financial, Inc. 5.650%, 5/15/53(2)	870		871
Woodside Finance Ltd. 144A 3.700%, 9/15/26(3)	135		136

			34,531

Health Care—3.0%
Capsugel S.A. PIK Interest Capitalization, 144A 7.000%, 5/15/19(3)(10)	155		155
Community Health Systems, Inc. 6.875%, 2/1/22	525		454
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	175		113
Double Eagle Acquisition Sub, Inc. 144A 7.500%, 10/1/24(3)	300		306

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Endo Finance LLC 144A 5.375%, 1/15/23(3)	$660	$587
HCA, Inc.
5.375%, 2/1/25	435	450
4.500%, 2/15/27	600	602
IASIS Healthcare LLC 8.375%, 5/15/19	545	496
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	395	415
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	45	49
Ortho-Clinical Diagnostics, Inc. (Ortho-Clinical Diagnostics S.A.) 144A 6.625%, 5/15/22(3)	710	628
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	435	449
Quorum Health Corp. 144A 11.625%, 4/15/23(3)	300	251
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	570	610
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	912	962
Team Health, Inc. 144A 7.250%, 12/15/23(3)	40	43
Teleflex, Inc. 4.875%, 6/1/26	370	384
Tenet Healthcare Corp.
4.750%, 6/1/20	275	281
6.000%, 10/1/20	180	191
8.125%, 4/1/22	385	387
Universal Health Services, Inc.
144A 4.750%, 8/1/22(3)	145	150
144A 5.000%, 6/1/26(3)	320	334
Valeant Pharmaceuticals International, Inc.
144A 6.375%, 10/15/20(3)	320	302
144A 7.500%, 7/15/21(3)	130	126
144A 5.625%, 12/1/21(3)	140	126
144A 5.875%, 5/15/23(3)	380	330

		9,181

Industrials—4.9%
Air Canada
144A 6.750%, 10/1/19(3)	1,050	1,085
Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	1,246	1,283
AMN Healthcare, Inc. 144A 5.125%, 10/1/24(3)	135	137
Bombardier, Inc.
4.750%, 4/15/19	110	108
144A 6.125%, 1/15/23(3)	740	660
Builders FirstSource, Inc. 144A 10.750%, 8/15/23(3)	480	553
Carpenter Technology Corp. 5.200%, 7/15/21	600	625

	PAR VALUE	VALUE
Industrials—continued
Cemex Finance LLC 144A 6.000%, 4/1/24(3)	$740	$760
Continental Airlines Pass-Through-Trust 01-1, A1 6.703%, 6/15/21	83	89
DP World Ltd. 144A 6.850%, 7/2/37(3)	400	463
GATX Corp. 3.250%, 9/15/26	125	125
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	910	874
Hawaiian Airlines Pass-Through Certificates 13-1B, 4.950%, 1/15/22	749	750
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	865	884
Masco Corp.
5.950%, 3/15/22	640	730
4.450%, 4/1/25	320	340
Owens Corning 3.400%, 8/15/26	900	905
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	925	944
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	490	535
SCF Capital Ltd. 144A 5.375%, 6/16/23(3)	470	492
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	225	235
TransDigm, Inc.
6.000%, 7/15/22	630	668
6.500%, 5/15/25	270	283
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	431	440
Wheels Up Finance I LLC
16-01, A 0.500%, 6/1/24(2)(3)(13)(17)	156	154
16-01, A 7.500%, 6/30/24(13)	729	721

		14,843

Information Technology—0.9%
Blackboard, Inc. 144A 7.750%, 11/15/19(3)	485	485
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	150	161
144A 7.125%, 6/15/24(3)	160	176
144A 6.020%, 6/15/26(3)	145	159
144A 8.100%, 7/15/36(3)	140	165
144A 8.350%, 7/15/46(3)	155	186
Hewlett Packard Enterprise Co. 144A 4.900%, 10/15/25(3)	425	454
Infor US, Inc. 6.500%, 5/15/22	420	427

	PAR VALUE	VALUE
Information Technology—continued
NXP BV (NXP Funding LLC) 144A 4.625%, 6/1/23(3)	$355	$389
WESCO Distribution, Inc. 144A 5.375%, 6/15/24(3)	255	256

		2,858

Materials—5.3%
AK Steel Corp. 7.500%, 7/15/23	385	411
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,460	1,562
ArcelorMittal 6.125%, 6/1/25	945	1,035
Axalta Coating Systems, LLC 144A 4.875%, 8/15/24(3)	150	154
Berry Plastics Corp. 5.125%, 7/15/23	870	889
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(6)	525	595
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	500	530
Boise Cascade Co. 144A 5.625%, 9/1/24(3)	600	612
Cascades, Inc. 144A 5.500%, 7/15/22(3)	1,100	1,123
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	455	460
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	440	459
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	375	437
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	255	233
3.875%, 3/15/23	385	350
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	635	684
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	150	156
Graphic Packaging International, Inc. 4.125%, 8/15/24	790	797
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	910	895
Novelis Corp.
144A 6.250%, 8/15/24(3)	60	64
144A 5.875%, 9/30/26(3)	700	718
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	690	749
Reynolds Group Issuer, Inc.
144A 5.125%, 7/15/23(3)	150	155
144A 7.000%, 7/15/24(3)	25	27

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
Materials—continued
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	$275		$301
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	450		482
Teck Resources Ltd.
144A 8.000%, 6/1/21(3)	70		77
144A 8.500%, 6/1/24(3)	180		207
United States Steel Corp. 7.375%, 4/1/20	76		76
Vale Overseas Ltd. 5.875%, 6/10/21	535		561
Valvoline, Inc. 144A 5.500%, 7/15/24(3)	90		95
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	995		993

			15,887

Real Estate—1.3%
Corporate Office Properties LP 3.600%, 5/15/23	950		950
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	605		607
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	395		408
MPT Operating Partnership LP
5.500%, 5/1/24	455		478
5.250%, 8/1/26	40		42
Select Income REIT 4.500%, 2/1/25	900		910
WP Carey, Inc. 4.250%, 10/1/26	380		385

			3,780

Telecommunication Services—3.2%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	1,010		1,040
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	5,000	MXN	251
AT&T, Inc.
4.800%, 6/15/44	580		610
5.650%, 2/15/47	300		355
CenturyLink, Inc.
Series T 5.800%, 3/15/22	355		365
Series Y 7.500%, 4/1/24	210		225
CSC Holdings LLC 144A 5.500%, 4/15/27(3)	420		431
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	665		581
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	430		443
Frontier Communications Corp.
6.250%, 9/15/21	370		358
10.500%, 9/15/22	210		223

	PAR VALUE	VALUE
Telecommunication Services—continued
GTH Finance BV 144A 7.250%, 4/26/23(3)	$700	$761
Neptune Finance Corp.
144A 10.125%, 1/15/23(3)	340	393
144A 6.625%, 10/15/25(3)	650	707
Qwest Corp. 7.250%, 9/15/25	400	438
Sprint Communications, Inc. 6.000%, 11/15/22	1,320	1,242
T-Mobile USA, Inc. 6.500%, 1/15/26	400	445
Windstream Corp. 7.750%, 10/15/20	780	800

		9,668

Utilities—1.6%
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	910	862
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	795	916
NRG Yield Operating LLC 5.375%, 8/15/24	345	356
Southern Power Co. 4.150%, 12/1/25	1,030	1,110
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	625	590
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	860	890
Texas Competitive Electric Holdings Co. LLC Series A 10.250%, 11/1/15(12)	200	14

		4,738
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $162,851)		160,918

LOAN AGREEMENTS(2)—9.9%

Consumer Discretionary—2.1%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	370	353
Affinity Gaming LLC 5.000%, 7/1/23	540	542
Caesars Entertainment Operating Co., Inc. Tranche B-6, 9.750%, 3/1/17(11)	512	562
Caesars Entertainment Resort Properties LLC 7.000%, 10/11/20	755	755
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	349	345
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	251	252
Cengage Learning, Inc. 5.250%, 6/7/23	243	244

	PAR VALUE	VALUE
Consumer Discretionary—continued
Floor & Decor Outlets of America, Inc. 0.000%, 9/29/23(8)	$497	$498
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	240	242
Harbor Freight Tools USA, Inc. 4.000%, 8/18/23	338	340
Laureare Education, Inc. 2021 Extended, 8.157%, 3/17/21	459	457
Leslie’s Poolmart, Inc. Tranche B 5.250%, 8/16/23	305	307
Mohegan Tribal Gaming Authority 0.000%, 9/30/23(8)	450	446
Transtar Holding Co. Second Lien, 12.000%, 10/9/19(12)(13)	380	52
U.S. Farathane LLC Tranche B-2, 5.750%, 12/23/21	492	494
UFC Holdings LLC First Lien 5.000%, 8/18/23	361	365

		6,254

Consumer Staples—1.3%
Albertson’s LLC Trance B-4, 4.500%, 8/25/21	664	670
Amplify Snack Brands, Inc. 6.500%, 9/2/23	770	766
ASP MSG Acquisitions, Co., Inc. 6.000%, 8/16/23	560	563
Chobani LLC 0.000%, 9/29/23(8)	142	141
Coty, Inc. Tranche B, 3.750%, 10/27/22	118	119
Galleria Co. Tranche B, 3.750%, 1/26/23	237	238
Hostess Brands LLC Tranche B, Second Lien, 8.500%, 8/3/23	890	898
Kronos Second Lien, 9.750%, 4/30/20	457	466

		3,861

Energy—0.6%
California Resources Corp. 11.375%, 12/31/21	420	442
Chesapeake Energy Corp. 8.500%, 8/23/21	122	129
EP Energy LLC 0.000%, 6/30/21(8)	610	600
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	520	465
Seadrill Operating LP 4.000%, 2/21/21	497	250

		1,886

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Financials—0.2%
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	$665	$611

Health Care—1.5%
21st Century Oncology Holdings, Inc. Tranche B, 7.125%, 4/30/22	225	213
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	269	269
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	454	452
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	442	447
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	286	256
InVentiv Health, Inc.
Tranche B-4, 7.750%, 5/15/18	583	585
Tranche B 0.000%, 9/29/23(8)	224	225
MMM Holdings, Inc. 9.750%, 12/12/17(13)(14)	245	238
MPH Acquisition Holdings LLC 5.000%, 6/7/23	208	211
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(13)(14)	178	173
NVA Holdings, Inc. Second Lien, 8.000%, 8/14/22	509	509
Quorum Health Corp. 6.750%, 4/29/22	248	241
Surgery Center Holdings, Inc. First Lien, 4.750%, 11/3/20	640	641

		4,460

Industrials—1.1%
Aspen Merger Sub (Coinstar), Inc. 0.000%, 9/26/23(8)	279	282
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	344	343
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	194	194
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	527	527
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	442	445
Navistar, Inc. Tranche B 6.500%, 8/7/20	450	452

	PAR VALUE	VALUE
Industrials—continued
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	$1,105	$1,096

		3,339

Information Technology—1.5%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	284	287
Blackboard, Inc. Tranche B-4 0.000%, 6/30/21(8)	450	447
Donnelley Financial Solutions 0.000%, 9/26/23(8)	196	197
First Data Corp.
Tranche 2021 4.525%, 3/24/21	1,008	1,017
Tranche 2022 4.275%, 7/8/22	932	938
Infinity Acquisition Ltd. 4.250%, 8/6/21	351	336
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	382	375
On Semiconductor 5.750%, 3/31/23	230	231
Presidio, Inc. Refinancing, 5.250%, 2/2/22	669	670
Press Ganey Holdings, Inc. 0.000%, 9/29/23(8)	64	64
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	54	55

		4,617

Materials—1.0%
Anchor Glass Container Corp. Tranche B, 4.750%, 7/1/22	576	580
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	674	660
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	365	365
INEOS U.S. Finance LLC Tranche 2022, 4.250%, 3/31/22	56	57
Macdermid, Inc. (Platform Speciality Products Corp.) Tranche B-3, 5.500%, 6/7/20	731	736
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	593	592
PQ Corp. Tranche B-1, 5.750%, 11/4/22	123	124

		3,114

	PAR VALUE		VALUE
Real Estate—0.2%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	$450		$454

Utilities—0.4%
Atlantic Power LP 6.000%, 4/13/23	678		687
Energy Future Holdings Corp.
5.000%, 10/31/17(14)	324		328
Tranche C 5.000%, 10/31/17(14)	73		74
Texas Competitive Electric Holdings Co. LLC
2017 Extended, 4.998%, 10/10/17(14)	375		109

			1,198
TOTAL LOAN AGREEMENTS (Identified Cost $30,331)			29,794

	SHARES
PREFERRED STOCKS—3.1%

Energy—0.3%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	905	(9)	923

Financials—2.3%
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	265	(9)	264
Citigroup, Inc.
Series J 7.125%(2)	46,600		1,350
Series N 6.250%(2)	1,010	(9)	1,089
JPMorgan Chase & Co. Series Z, 5.300%(2)	175	(9)	178
KeyCorp. 5.000%(2)	735	(9)	724
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	965	(9)	962
SunTrust Bank, Inc. 5.625%(2)	260	(9)	269
Wells Fargo & Co. Series K, 7.980%(2)	950	(9)	993
Zions Bancorp 6.950%(2)	38,525		1,143

			6,972

Industrials—0.5%
General Electric Co. Series D, 5.000%(2)	1,485	(9)	1,579
TOTAL PREFERRED STOCKS (Identified Cost $8,861)			9,474

COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	446		13
TOTAL COMMON STOCKS (Identified Cost $4)			13

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUND—3.1%
Virtus Credit Opportunities Fund Class R6(15)	934,418	$9,186
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $9,341)		9,186
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $303,325)		300,203	(16)
TOTAL INVESTMENTS—99.6% (Identified Cost $303,325)		300,203	(1)
Other assets and liabilities, net—0.4%		1,272

NET ASSETS—100.0%		$301,475

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $122,710 or 40.7% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after September 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	100% of the income received was in cash.
(11)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(12)	Security in default no interest payments are being received during the bankruptcy proceedings.
(13)	Illiquid security.
(14)	Security in default, interest payments are being received during the bankruptcy proceedings.
(15)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(16)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(17)	Represents unfunded portion of security and commitment fee earned on this portion.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings† (Unaudited)
United States	68%
Canada	3
Mexico	3
Argentina	2
Brazil	2
Indonesia	2
Turkey	2
Other	18
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$12,480	$—	$11,924	$556
Corporate Bonds And Notes	160,918	—	159,925	993
Foreign Government Securities	33,004	—	33,004	—
Loan Agreements	29,794	—	29,742	52
Mortgage-Backed Securities	44,912	—	44,912	—
Municipal Bonds	422	—	422	—
Equity Securities:
Affiliated Mutual Fund	9,186	9,186	—	—
Common Stocks	13	—	—	13
Preferred Stocks	9,474	2,493	6,981

Total Investments	$300,203	$11,679	$286,910	$1,614

There were no transfers from Level 1 to Level 2 related to securities held as of September 30, 2016.

Securities held by the Fund with an end of period value of $1,143 were transferred from Level 2 into Level 1 since starting to use an exchange price.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset-Backed Securities		Common Stocks		Corporate Bonds And Notes		Loan Agreements
Investments in Securities
Balance as of September 30, 2015:	$929	$544		$16		$—		$369
Accrued discount/(premium)	1	—		—		—		1
Realized gain (loss)	—	—		—		—		—
Change in unrealized appreciation /(depreciation)(c)	(309)	12		(3)		—		(318)
Purchases	1,618	—		—		1,618
Sales(b)	(743)	—		—		(743)		—
Transfers into Level 3(a)	118	—		—		118	(d)	—
Transfers from Level 3(a)	—	—		—		—		—

Balance as of September 30, 2016	$1,614	$556	(e)	$13	(e)	$993	(e)	$52	(e)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydown on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statements of Operations. The change in unrealized appreciation/(depreciation) on investments still held as of September 30, 2016, was ($427).
(d)	The transfers into Level 3 are due to a decrease in trading activities at period end.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—0.2%

Non-Agency—0.2%
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	$1,146	$1,153
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,135)		1,153

CORPORATE BONDS AND NOTES—4.9%

Consumer Discretionary—0.6%
Boyd Gaming Corp. 6.875%, 5/15/23	365	398
IHO Verwaltungs GmbH PIK Interest Capitalization 144A 4.125%, 9/15/21(3)(4)	330	334
PetSmart, Inc. 144A 7.125%, 3/15/23(3)	905	952
SFR (Numericable) Group S.A. 144A 6.000%, 5/15/22(3)	615	630
TRI Pointe Group, Inc. 4.875%, 7/1/21	1,165	1,197

		3,511

Consumer Staples—0.2%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	880	895

Energy—0.9%
Antero Midstream Partners LP 144A 5.375%, 9/15/24(3)	430	436
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	895	891
FTS International, Inc.
144A 8.350%, 6/15/20(2)	1,120	952
6.250%, 5/1/22	825	320
Laredo Petroleum, Inc. 5.625%, 1/15/22	620	604
Newfield Exploration Co. 5.750%, 1/30/22	580	602
Range Resources Corp. 144A 5.000%, 8/15/22(3)	600	600
Whiting Petroleum Corp. 5.750%, 3/15/21	350	329

		4,734

Financials—0.5%
iStar Financial, Inc.
4.875%, 7/1/18	785	792
5.000%, 7/1/19	430	430
Springleaf Finance Corp. 5.250%, 12/15/19	1,410	1,444

		2,666

Health Care—0.6%
Capsugel S.A. PIK Interest Capitalization, 144A 7.000%, 5/15/19(3)(4)	270	271

	PAR VALUE	VALUE
Health Care—continued
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	$385	$398
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	435	465
Tenet Healthcare Corp.
5.000%, 3/1/19	415	410
4.350%, 6/15/20(2)	730	737
6.000%, 10/1/20	435	461
Valeant Pharmaceuticals International, Inc. 144A 5.375%, 3/15/20(3)	750	698

		3,440

Industrials—0.5%
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	460	466
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	555	580
Wheels Up Finance I LLC
16-01, A 0.500%, 6/30/17(2)(8)(12)	309	306
16-01, A 7.500%, 6/30/24(8)	1,445	1,430

		2,782

Information Technology—0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A 5.875%, 6/15/21(3)	610	649
First Data Corp.
144A 5.000%, 1/15/24	600	611
144A 5.750%, 1/15/24	225	232

		1,492

Materials—0.9%
Ardagh Packaging Finance plc 144A 6.250%, 1/31/19(3)	400	411
Hexion U.S. Finance Corp. 6.625%, 4/15/20	645	569
INEOS Group Holdings S.A. 144A 5.875%, 2/15/19(3)	1,130	1,157
Reynolds Group Issuer, Inc.
144A 4.127%, 7/15/21(2)	1,500	1,526
144A 5.125%, 7/15/23	575	594
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	685	683

		4,940

Telecommunication Services—0.3%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	875	901
West Corp. 144A 4.750%, 7/15/21(3)	695	718

		1,619

	PAR VALUE	VALUE
Utilities—0.1%
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	$780	$737
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $26,974)		26,816

LOAN AGREEMENTS(2)—100.5%

Consumer Discretionary—24.8%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	890	849
Affinity Gaming LLC 5.000%, 7/1/23	1,033	1,036
Altice U.S. Finance I Corp. 4.250%, 12/14/22	1,634	1,649
Aristocrat Leisure Ltd. Tranche B-1 3.500%, 10/20/21	2,241	2,252
Aspen Merger Sub (Coinstar), Inc. 0.000%, 9/26/23(7)	1,264	1,272
Boyd Gaming Corp.
Tranche B, 5.500%, 8/14/20	1,537	1,549
Tranche B-2 3.524%, 9/15/23	448	452
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 11.500%, 10/31/16(11)	943	1,088
Tranche B-6, 9.750%, 3/1/17(11)	2,558	2,808
Tranche B-7, 11.250%, 3/1/17(11)	1,270	1,456
Caesars Entertainment Resort Properties LLC 7.000%, 10/11/20	3,903	3,902
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	1,229	1,216
CBAC Borrower LLC Tranche B, 8.250%, 7/2/20	951	938
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	1,597	1,601
Cengage Learning, Inc. 5.250%, 6/7/23	1,466	1,468
Charter Communications Operating LLC (CCO Safari LLC)
Tranche F, 3.000%, 1/3/21	6,117	6,142
Tranche H, 3.250%, 8/24/21	1,098	1,104
Tranche I, 3.500%, 1/24/23	1,341	1,352
CityCenter Holdings LLC Tranche B, 4.250%, 10/16/20	2,056	2,073
CS Intermediate Holding Co. II LLC 4.000%, 4/4/21	2,957	2,977

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
CSC Holdings, Inc. 5.000%, 10/9/22	$5,047	$5,069
Delta 2 (Lux) S.a.r.l. Tranche B-3, 4.750%, 7/30/21	1,813	1,818
Diamond Resorts International, Inc. 7.000%, 9/2/23	233	232
El Dorado Resorts, Inc. 4.250%, 7/25/22	1,032	1,037
Federal-Mogul Corp. Tranche C, 4.750%, 4/15/21	2,284	2,214
Floor & Decor Outlets of America, Inc. 0.000%, 9/29/23(7)	1,637	1,639
Gates Global LLC 4.250%, 7/6/21	2,127	2,099
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	1,026	1,034
Harbor Freight Tools USA, Inc. 4.000%, 8/18/23	2,447	2,464
Hilton Worldwide Finance LLC
Tranche B-1 3.500%, 10/26/20	797	803
Tranche B-2 3.215%, 10/25/23	8,146	8,205
iHeartCommunications, Inc. Tranche D, 7.274%, 1/30/19	4,503	3,481
Intelsat Jackson Holdings S.A. Tranche B-2, 3.750%, 6/30/19	1,838	1,753
KAR Auction Services, Inc. Tranche B-2, 4.063%, 3/11/21	2,532	2,553
Laureare Education, Inc. 2021 Extended, 8.157%, 3/17/21	2,432	2,424
Leslie’s Poolmart, Inc. Tranche B 5.250%, 8/16/23	1,152	1,161
Libbey Glass, Inc. 3.750%, 4/9/21	1,395	1,402
MCC LLC
Tranche H, 3.250%, 1/29/21	1,626	1,638
Tranche G, 3.500%, 6/30/21	2,295	2,310
Metaldyne LLC 3.750%, 10/20/21	2,579	2,592
MGM Growth Properties 4.000%, 4/25/23	2,508	2,534
Michaels Stores, Inc. 3.750%, 1/30/23	3,234	3,251
Mohegan Tribal Gaming Authority
Tranche B, 5.500%, 6/15/18	2,230	2,234
0.000%, 9/30/23(7)	1,455	1,440
Neiman Marcus Group 4.250%, 10/25/20	1,821	1,681

	PAR VALUE	VALUE
Consumer Discretionary—continued
Nexstar Broadcasting, Inc. 0.000%, 9/26/23(7)	$113	$113
Party City Holdings, Inc. 4.370%, 8/19/22	2,979	2,994
Penn National Gaming, Inc. Tranche B, 3.250%, 10/30/20	2,175	2,181
PetSmart, Inc. Tranche B-1, 4.250%, 3/11/22	1,106	1,110
Scientific Games International, Inc. Tranche B-2, 6.000%, 10/1/21	2,758	2,767
ServiceMaster Co. LLC (The) 4.250%, 7/1/21	5,192	5,251
SFR Group S.A.(Numericable) Tranche B-1 5.002%, 1/15/24	2,170	2,196
Sinclair Television Group, Inc. Tranche B-1, 3.500%, 7/30/21	2,723	2,742
SRAM LLC First Lien, 4.500%, 4/10/20	1,638	1,597
Station Casinos LLC Tranche B, 3.750%, 6/8/23	2,032	2,048
TI Group Auto Systems LLC 4.500%, 6/30/22	1,131	1,136
Transtar Holding Co.
First Lien, 7.750%, 10/9/18(6)(8)	1,418	1,141
Second Lien, 12.000%, 10/9/19(6)(8)	460	63
Tribune Media Co. Tranche B, 3.750%, 12/27/20	2,597	2,622
U.S. Farathane LLC Tranche B-2, 5.750%, 12/23/21	2,013	2,023
UFC Holdings LLC First Lien 5.000%, 8/18/23	1,380	1,394
University Support Services LLC 6.250%, 7/6/22	1,132	1,140
Univision Communications, Inc.
Tranche C-3 4.000%, 3/1/20	6,219	6,237
Tranche C-4 4.000%, 3/1/20	3,352	3,362

		136,369

Consumer Staples—7.5%
Albertson’s LLC
Trance B-4, 4.500%, 8/25/21	2,252	2,272
Tranche B-5, 4.750%, 12/21/22	2,030	2,053
Amplify Snack Brands, Inc. 6.500%, 9/2/23	1,750	1,740
ARAMARK Corp.
Tranche E, 3.338%, 9/7/19	2,696	2,716
ASP MSG Acquisitions, Co., Inc. 6.000%, 8/16/23	1,180	1,187

	PAR VALUE	VALUE
Consumer Staples—continued
Charger OpCo B.V. (Oak Tea, Inc.) Tranche B-1, 4.250%, 7/2/22	$889	$896
Chobani LLC 0.000%, 9/29/23(7)	346	344
Coty, Inc. Tranche B, 3.750%, 10/27/22	845	856
Crossmark Holdings, Inc.
First Lien, 4.500%, 12/20/19(8)	1,948	1,282
Second Lien, 8.750%, 12/21/20(8)	520	235
Dell International, Inc. Tranche B 4.000%, 9/7/23	7,020	7,070
Dole Food Co., Inc. Tranche B, 4.500%, 11/1/18	2,155	2,165
Galleria Co. Tranche B, 3.750%, 1/26/23	1,698	1,708
Hostess Brands LLC
Tranche B, First Lien, 4.500%, 8/3/22	2,544	2,566
Tranche B, Second Lien, 8.500%, 8/3/23	1,900	1,917
Kronos Second Lien, 9.750%, 4/30/20	2,271	2,315
Pinnacle Foods Finance LLC 3.275%, 1/13/23	452	456
Prestige Brands, Inc. Tranche B-3, 3.500%, 9/3/21	212	213
Reynolds Group Holdings, Inc. 4.250%, 2/5/23	5,016	5,039
Rite Aid Corp. Tranche 2, Second Lien, 4.875%, 6/21/21	1,150	1,154
Spectrum Brands, Inc. 3.850%, 6/23/22	1,428	1,436
US Foods, Inc. 4.000%, 6/27/23	1,466	1,480

		41,100

Energy—2.5%
Chesapeake Energy Corp. 8.500%, 8/23/21	325	342
Chief Exploration & Development LLC Second Lien, 7.753%, 5/16/21	1,639	1,545
Drillships Financing Holding, Inc. (Ocean Rig) Tranche B-1, 6.000%, 3/31/21	1,722	869
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	750	523
EP Energy LLC 0.000%, 6/30/21(7)	1,185	1,166
Fieldwood Energy LLC 7.000%, 8/31/20	733	613
Second Lien, 8.375%, 9/30/20	1,623	654
First Lien, 8.375%, 9/30/20	989	705

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	$2,045	$1,830
MEG Energy Corp. 3.750%, 3/31/20	3,157	2,959
Paragon Offshore Finance Co. 5.250%, 7/16/21(5)	1,712	431
Sabine Oil & Gas LLC Second Lien, 12.000%, 12/31/18(6)(8)	1,290	47
Seadrill Operating LP 4.000%, 2/21/21	4,061	2,039

		13,723

Financials—3.6%
Alix Partners LLP 4.500%, 7/28/22	3,164	3,174
Asurion LLC
Tranche B-2, 4.250%, 7/8/20	717	719
Tranche B-4, 5.000%, 8/4/22	1,048	1,055
Delos Finance S.a.r.l. 3.588%, 3/6/21	2,212	2,230
iStar Financial, Inc. 5.500%, 7/1/20	463	469
Starwood Property Trust, Inc. 3.500%, 4/17/20	3,262	3,268
TransUnion LLC Tranche B-2, 3.588%, 4/9/21	5,161	5,185
Vertafore Holdings Corp. 4.750%, 6/30/23	1,028	1,033
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	3,123	2,871

		20,004

Health Care—14.8%
21st Century Oncology Holdings, Inc. Tranche B, 7.125%, 4/30/22	1,886	1,782
Acadia Healthcare Co., Inc. Tranche B-2, 3.750%, 2/16/23	2,071	2,088
Akorn, Inc. 5.250%, 4/16/21	2,180	2,208
Alere, Inc. Tranche B, 4.250%, 6/20/22	1,553	1,545
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	2,217	2,219
Amneal Pharmaceuticals LLC Tranche B, 6.000%, 11/1/19	1,859	1,866
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	1,543	1,536
Capsugel Holdings LLC 5.250%, 7/31/21	3,217	3,239

	PAR VALUE	VALUE
Health Care—continued
Change Healthcare Holdings, Inc.
Tranche B-2, 3.750%, 11/2/18	$1,356	$1,360
Tranche B-3, 3.750%, 11/2/18	490	491
Community Health Systems, Inc. (CHS)
Tranche F, 4.083%, 12/31/18	1,140	1,135
Tranche G, 3.750%, 12/31/19	1,319	1,297
Tranche H, 4.000%, 1/27/21	3,567	3,509
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	1,226	1,099
DaVita HealthCare Partners, Inc. Tranche B, 3.500%, 6/24/21	3,084	3,106
DJO Finance 4.250%, 6/8/20	1,447	1,423
Endo Luxembourg Finance Co. S.a.r.l. Tranche B, 3.750%, 9/26/22	2,234	2,232
Greatbatch, Inc. Tranche B, 5.250%, 10/27/22	834	824
HCA, Inc. Tranche B-6, 3.774%, 3/17/23	1,165	1,180
Iasis Healthcare LLC Tranche B-2, 4.500%, 5/3/18	1,951	1,933
IMS Health, Inc. Tranche B, 3.500%, 3/17/21	4,234	4,254
InVentiv Health, Inc.
Tranche B-4, 7.750%, 5/15/18	2,887	2,895
Tranche B 0.000%, 9/29/23(7)	1,302	1,307
Jaguar Holding Company I 4.250%, 8/18/22	2,630	2,643
Kindred Healthcare, Inc. 4.250%, 4/9/21	1,150	1,152
MMM Holdings, Inc. 9.750%, 12/12/17(5)(8)	364	355
MPH Acquisition Holdings LLC 5.000%, 6/7/23	837	849
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(5)(8)	265	258
National Mentor Holdings, Inc. Tranche B, 4.250%, 1/31/21	1,056	1,059
National Surgical Hospitals First Lien, 4.500%, 6/1/22	1,074	1,064
NVA Holdings, Inc.
Tranche B-1, First Lien, 5.500%, 8/14/21	755	758
Second Lien, 8.000%, 8/14/22	856	857
Ortho-Clinical Diagnostics Holdings S.a.r.l. 4.750%, 6/30/21	3,162	3,100
Patterson Medical 5.750%, 8/29/22	1,617	1,601

	PAR VALUE	VALUE
Health Care—continued
PRA Holdings, Inc. Tranche B-1, 4.500%, 9/23/20	$2,322	$2,335
Quintiles Transnational Corp. Tranche B, 3.250%, 5/12/22	1,116	1,117
Quorum Health Corp. 6.750%, 4/29/22	1,506	1,464
RPI Finance Trust Tranche B-4, 3.588%, 11/9/20	1,123	1,129
Select Medical Corp. Tranche B-F 6.750%, 3/3/21	1,686	1,701
Sterigenics-Nordion 4.250%, 5/16/22	1,075	1,080
Surgery Center Holdings, Inc. First Lien, 4.750%, 11/3/20	1,446	1,449
Surgical Care Affiliates, Inc. 4.250%, 3/17/22	722	728
Team Health, Inc. Tranche B, 3.838%, 11/23/22	1,945	1,959
U.S. Renal Care, Inc. First Lien, 5.250%, 12/30/22	1,672	1,610
Valeant Pharmaceuticals International, Inc.
Series D-2, Tranche B, 5.000%, 2/13/19	2,093	2,098
Series C-2, Tranche B, 5.250%, 12/11/19	2	2
Series E-1, Tranche B, 5.250%, 8/5/20	3,861	3,873
Series F-1, Tranche B, 5.500%, 4/1/22	2,407	2,418

		81,187

Industrials—14.2%
Accudyne Industries Borrower S.C.A. (Accudyne Industries LLC) (Silver II US Holdings LLC) 4.000%, 12/13/19	1,800	1,687
Air Canada
4.000%, 9/26/19	2,209	2,216
0.000%, 9/21/23(7)	633	635
American Airlines, Inc.
3.250%, 6/27/20	6,446	6,468
Tranche B, 3.502%, 4/28/23	1,210	1,215
Aspen Merger Sub (Coinstar), Inc.
0.000%, 9/27/23(7)	813	820
0.000%, 9/27/24(7)	570	567
Brickman Group Ltd. LLC (The)
First Lien, 4.000%, 12/18/20	3,782	3,781
Second Lien, 7.500%, 12/17/21	1,971	1,963
Brock Holdings III, Inc. First Lien, 7.000%, 3/16/17	1,839	1,824
Builders FirstSource, Inc. 4.750%, 7/31/22	1,598	1,610

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Cortes NP Acquisition Corp. 0.000%, 9/29/23(7)	$1,061	$1,029
Filtration Group Corp.
First Lien, 4.250%, 11/20/20	1,411	1,420
Second Lien, 8.250%, 11/22/21	543	545
Gardner Denver, Inc. 4.250%, 7/30/20	1,771	1,719
Harland Clarke Holdings Corp.
Tranche B-3, 7.000%, 5/22/18	772	764
Tranche B-4, 6.993%, 8/4/19	641	632
Tranche B-5, 7.000%, 12/31/19	970	954
HD Supply, Inc.
3.750%, 8/13/21	2,941	2,952
0.000%, 10/16/23(7)	669	671
Headwaters, Inc. Tranche B-1, 4.000%, 3/24/22	3,112	3,133
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	3,258	3,258
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	1,783	1,797
MRC Global (U.S.), Inc. (f/k/a McJunkin Red Man Corp.) 5.000%, 11/8/19	1,853	1,814
Navistar, Inc. Tranche B 6.500%, 8/7/20	1,310	1,315
NV, Inc. 5.750%, 10/19/22	1,443	1,444
Quikrete Co., Inc. First Lien, 4.000%, 9/28/20	2,829	2,855
Rexnord LLC Tranche B, 4.000%, 8/21/20	3,959	3,972
Science Applications Tranche B, 3.250%, 5/4/22	1,501	1,512
Sedgwick Claims Management Services, Inc.
First Lien, 3.750%, 3/1/21	3,471	3,453
Second Lien, 6.750%, 2/28/22	1,725	1,711
SiteOne Landscaping Supply LLC 6.250%, 4/29/22	1,230	1,243
Spin Holdco, Inc. First Lien, 4.250%, 11/14/19	2,257	2,251
The ADT Corp. 4.750%, 5/2/22	1,668	1,686
TransDigm, Inc.
Tranche D, 3.794%, 6/4/21	1,620	1,623
Tranche F, 3.750%, 6/9/23	6,044	6,054
United Airlines, Inc. (f/k/a Continental Airlines, Inc.) Tranche B-1, 3.500%, 9/15/21	1,148	1,155

	PAR VALUE	VALUE
Industrials—continued
Waste Industries 3.500%, 2/27/20	$2,163	$2,176
Wex, Inc. 4.250%, 6/30/23	2,028	2,055

		77,979

Information Technology—10.4%
Abacus Innovations Corp.(Leidos, Inc.) 3.274%, 8/16/23	1,410	1,420
Allflex Holdings III, Inc. First Lien, 4.250%, 7/17/20	1,552	1,550
Alorica, Inc. 5.500%, 6/30/22	411	417
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	1,145	1,158
Avago Technologies Cayman Finance Ltd. 3.524%, 2/1/23	3,965	4,017
Blackboard, Inc.
Tranche B-4 0.000%, 10/4/18(7)	2,030	2,028
Tranche B-4 0.000%, 6/30/21(7)	3,706	3,682
BMC Software, Inc. 0.000%, 9/10/20(7)	1,845	1,784
CCC Information Services 4.000%, 12/20/19	2,251	2,253
CDW LLC 3.000%, 8/17/23	5,411	5,434
Cypress Semiconductor Corp. 6.500%, 7/5/21	1,800	1,826
Deltek, Inc.
First Lien 5.000%, 6/25/22	190	191
Second Lien 9.500%, 6/26/23	858	870
Donnelley Financial Solutions 0.000%, 9/26/23(7)	636	640
First Data Corp.
Tranche 2021 4.525%, 3/24/21	5,876	5,926
Tranche 2022 4.275%, 7/8/22	1,664	1,675
Infinity Acquisition Ltd. 4.250%, 8/6/21	2,546	2,435
Infor (U.S.), Inc.
Tranche B-3, 3.750%, 6/3/20	1,419	1,413
Tranche B-5, 3.750%, 6/3/20	3,412	3,397
Mitchell International, Inc.
4.500%, 10/13/20	3,295	3,300
Second Lien, 8.500%, 10/11/21	1,291	1,266
MKS Instruments, Inc. 4.250%, 5/1/23	521	528
NXP BV Tranche F 3.405%, 12/7/20	806	810
On Semiconductor 0.000%, 3/31/23(7)	1,258	1,265

	PAR VALUE	VALUE
Information Technology—continued
Presidio, Inc. Refinancing, 5.250%, 2/2/22	$1,405	$1,406
Press Ganey Holdings, Inc. 0.000%, 9/29/23(7)	297	298
Sophia, LP 4.750%, 9/30/22	2,536	2,541
SS&C European Holdings S.a.r.l.
Tranche A-1, 3.274%, 7/8/20	179	179
Tranche A-2, 3.274%, 7/8/20	277	278
Tranche B-2, 4.000%, 7/8/22	132	134
Tranche B-1, 4.000%, 7/8/22	1,066	1,075
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	2,290	2,317

		57,513

Materials—10.5%
ABC Supply, Inc. 0.000%, 9/23/23(7)	238	239
American Builders & Contractors Supply Co., Inc. Tranche B, 3.500%, 4/16/20	4,305	4,321
Anchor Glass Container Corp. Tranche B, 4.750%, 7/1/22	4,122	4,154
Ardagh Packaging Finance plc 4.000%, 12/17/19	854	859
Berlin Packaging, Inc. S.a.r.l. First Lien, 4.500%, 10/1/21	1,315	1,322
Berry Plastics Corp.
Tranche D, 3.500%, 2/8/20	4,485	4,496
Tranche G, 3.500%, 1/6/21	1,843	1,847
Tranche H, 3.750%, 10/1/22	631	634
CPG International, Inc. 4.750%, 9/30/20	1,743	1,748
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	2,257	2,211
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	3,821	3,822
Huntsman International LLC
Tranche 14-1 3.750%, 10/1/21	3,930	3,956
Tranche 16-B, 4.250%, 4/1/23	430	433
Ineos U.S .Finance LLC 3.750%, 12/15/20	6,871	6,895
Kraton Polymers 6.000%, 1/6/22	1,800	1,817
Macdermid, Inc. (Platform Speciality Products Corp.) Tranche B-3, 5.500%, 6/7/20	1,776	1,787

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	$2,843	$2,839
Owens Illinois, Inc. Tranche B, 3.500%, 9/1/22	553	558
PolyOne Corp. Tranche B-1, 3.500%, 11/11/22	400	405
PQ Corp. Tranche B-1, 5.750%, 11/4/22	619	625
Royal Holdings, Inc. First Lien, 4.500%, 6/20/22	2,112	2,126
Solenis International LP First Lien, 4.250%, 7/31/21	2,297	2,297
Summit Materials 4.000%, 7/18/22	3,510	3,528
Univar, Inc. 4.250%, 7/1/22	2,848	2,856
W.R. Grace & Co. 2.759%, 2/3/21	2,038	2,044

		57,819

Real Estate—2.7%
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	1,086	1,095
Second Lien, 6.000%, 4/30/20	1,828	1,847
Communications Sales & Leasing, Inc. 5.000%, 10/24/22	1,468	1,477
DTZ U.S. Borrower, LLC (DTZ AUS Holdco PTY Ltd.) First Lien, 4.250%, 11/4/21	2,963	2,970
ESH Hospitality, Inc. 3.750%, 8/30/23	799	806
Realogy Group LLC 3.750%, 7/20/22	3,561	3,609
Ziggo Secured Finance Partnership Tranche D 3.532%, 8/31/24	3,131	3,140

		14,944

Telecommunication Services—4.8%
Cable & Wireless / Sable International Finance
Tranche B-1, 5.588%, 1/3/23	1,296	1,310
Tranche B-2, 5.830%, 1/3/23	1,060	1,072
Global Tel*Link Corp. First Lien, 5.000%, 5/23/20	1,783	1,732
Level 3 Financing, Inc.
Tranche B-III, 4.000%, 8/1/19	2,575	2,591
Tranche B, 2020 4.000%, 1/15/20	3,388	3,410
Tranche B-II, 3.500%, 5/31/22	2,343	2,359
SBA Senior Finance II LLC Tranche B-1, 3.340%, 3/24/21	3,701	3,715

	PAR VALUE	VALUE
Telecommunication Services—continued
Securus Technologies Holdings, Inc.
First Lien, 4.750%, 4/30/20	$1,482	$1,467
Tranche B-2, 5.250%, 4/30/20	759	752
UPC Financing Partnership 4.080%, 8/31/24	3,189	3,205
Virgin Media Investment Holdings Ltd. Tranche F, 3.649%, 6/30/23	2,590	2,605
West Corp. Tranche B-12, 3.750%, 6/17/23	1,146	1,153
XO Communications LLC 4.250%, 3/20/21	1,254	1,259

		26,630

Utilities—4.7%
Atlantic Power LP 6.000%, 4/13/23	1,838	1,862
Calpine Construction Finance Co. LP
Tranche B-1, 3.090%, 5/3/20	4,649	4,622
Tranche B-2, 3.340%, 1/31/22	3,779	3,765
Dayton Power and Light Co. 4.000%, 8/24/22	276	280
Dynegy Finance IV, Inc. 5.000%, 6/27/23	3,857	3,893
Energy Future Holding Corp. 5.000%, 10/31/17(5)	1,365	1,377
Tranche C 5.000%, 10/31/17(5)	312	315
NRG Energy, Inc. 3.500%, 6/30/23	7,139	7,164
Texas Competitive Electric Holdings Co. LLC
2017 Extended, 4.998%, 10/10/17(5)	9,165	2,665

		25,943
TOTAL LOAN AGREEMENTS (Identified Cost $563,706)		553,211

	SHARES
AFFILIATED MUTUAL FUND—1.1%
Virtus Credit Opportunities Fund Class R6(10)	610,288	5,999
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $6,100)		5,999
TOTAL LONG TERM INVESTMENTS—106.7%
(Identified Cost $597,915)		587,179	(9)
TOTAL INVESTMENTS—106.7% (Identified Cost $597,915)		587,179	(1)
Other assets and liabilities, net—(6.7)%		(37,000)

NET ASSETS—100.0%		$550,179

Abbreviation:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $15,896 or 2.9% of net assets.
(4)	100% of the income received was in cash.
(5)	Security in default, interest payments are being received during the bankruptcy proceedings.
(6)	Security in default no interest payments are being received during the bankruptcy proceedings.
(7)	This loan will settle after September 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(8)	Illiquid security.
(9)	All or a portion of the Fund’s assets have been segregated as collateral for delayed delivery settlements and leverage.
(10)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(11)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(12)	Represents unfunded portion of security and commitment fee earned on this portion.

Country Weightings† (Unaudited)
United States	94%
Canada	2
Luxembourg	2
Australia	1
Cayman Islands	1
Total	100%
† % of total investments as of September 30, 2016

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable lnputs	Level 3 Significant Unobservable lnputs
Debt Securities:
Corporate Bonds And Notes	$26,816	$—	$25,080	$1,736
Loan Agreements	553,211	—	553,101	110
Mortgage-Backed Securites	1,153	—	1,153	—
Equity Securities:
Affiliated Mutual Fund	5,999	5,999	—	—

Total Investments	$587,179	$5,999	$579,334	$1,846

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2016.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds	Loan Agreements
Investments in Securities
Balance as of September 30, 2015:	$446	$—	$446
Accrued discount/(premium)	2	1	1
Realized gain (loss)	—	—	—	(f)
Change in unrealized appreciation (depreciation)(d)	(385)	(1)	(384)
Purchases	3,209	3,209	—
Sales(b)	(1,473)	(1,473)	—
Transfers into Level 3(a)	47 (c)	—	47	(c)
Transfers from Level 3(a)	—	—	—

Balance as of September 30, 2016	$1,846	$1,736 (e)	$110	(e)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.”
(b)	Includes paydown on securities.
(c)	The transfers into Level 3 are due to a decrease in trading activities at period end.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations. The change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, was $(1,642).
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
(f)	Amount is less than $500.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL BONDS(3)—97.7%

Alabama—2.8%
Jefferson County School Warrant Revenue, 5.250%, 1/1/17	$4,000	$4,057
Pell City Special Care Facilities Financing Authority, Noland Health Services Revenue,
4.000%, 12/1/25	500	536
5.000%, 12/1/25	1,000	1,141

		5,734

Arizona—3.8%
Arizona Department of Transportation State Highway Fund Revenue (Pre-refunded 7/1/26 @ 100) 5.000%, 7/1/36	500	617
Arizona State Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/1/24	565	706
Arizona State University
5.000%, 7/1/37	360	439
5.000%, 7/1/36	1,000	1,222
Mesa, City of, Excise Tax Revenue 5.000%, 7/1/27	500	515
Northern Arizona University, Stimulus Plan for Economic and Educational Development Revenue,
5.000%, 8/1/24	1,115	1,345
5.000%, 8/1/25	2,290	2,758

		7,602

Arkansas—0.3%
University of Arkansas, Facility Revenue, (Pre-refunded 11/1/26 @100) 5.000%, 11/1/33	505	625

California—6.2%
California Health Facilities Financing Authority 4.000%, 10/1/36	275	305
California Health Facilities Financing Authority, Sutter Health Revenue, 5.000%, 11/15/30	600	748
California Municipal Finance Authority,
Bowles Hall Foundation Revenue, 4.000%, 6/1/21	100	109
Bowles Hall Foundation Revenue, 4.500%, 6/1/23	225	255

	PAR VALUE	VALUE
California—continued
Bowles Hall Foundation Revenue, 4.500%, 6/1/24	$150	$171
Community Medical Centers, (Pre-refunded 2/1/17 @100) 5.000%, 2/1/27	400	481
California, State of, General Obligation,
5.000%, 10/1/23	150	150
5.000%, 2/1/24	1,500	1,832
California, State of, Public Works Board, Judicial Council Projects Revenue, 5.000%, 3/1/27	500	605
Garden Grove Agency Community Development Successor Agency, Tax Allocation Revenue (BAM Insured), 5.000%, 10/1/30	1,000	1,225
Metropolitan Water District of Southern California Revenue, 3.000%, 10/1/19(2)	2,000	2,096
Oakland Unified School District, General Obligation,
5.000%, 8/1/29	1,000	1,247
5.000%, 8/1/30	500	620
San Diego Public Facilities Financing Authority Sewer Revenue, (Pre-refunded 11/15/16 @100) 5.000%, 5/15/32	2,000	2,512
Temecula Valley Unified School District Financing Authority, Special Tax Revenue (BAM Insured), 5.000%, 9/1/25	175	215

		12,571

Colorado—5.4%
Colorado State Health Facilities Authority, Catholic Health Initiatives Revenue, 6.250%, 10/1/33	650	714
E-470 Public Highway Authority Revenue,
5.000%, 9/1/20	340	386
(NATL Insured), 0.000%, 9/1/29	665	358
Public Authority For Colorado Energy, Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,135	2,644
6.250%, 11/15/28	2,250	2,983
University of Colorado, Enterprise Revenue
5.000%, 6/1/19	625	691
(Pre-refunded 6/1/19 @100) 5.625%, 6/1/22	1,650	1,853

	PAR VALUE	VALUE
Colorado—continued
(Pre-refunded 6/1/21 @100) 5.000%, 6/1/24	$1,000	$1,180

		10,809

Connecticut—0.9%
Connecticut State Health & Educational Facility Authority, Hartford Healthcare Revenue, 5.000%, 7/1/25	1,500	1,814

District of Columbia—2.7%
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, (AGC Insured) 0.000%, 10/1/41	4,000	5,425

Florida—5.6%
Brevard County Health Facilities Authority, Health First Revenue,
5.000%, 4/1/21	115	133
(Pre-refunded 4/1/19 @100) 7.000%, 4/1/39	1,050	1,207
Broward County School District, Certificates of Participation, (Pre-refunded 1/1/17 @100) 5.000%, 7/1/32	300	362
Central Florida Expressway Authority (Pre-refunded 7/1/26 @100), Second Lien, Series B 4.000%, 7/1/30	200	225
Lee County Transportation Facilities Revenue, (AGM Insured) 5.000%, 10/1/19	400	446
Miami Beach Redevelopment Agency, Tax Increment Revenue, 5.000%, 2/1/32	300	355
Miami Beach, City of, Stormwater Revenue, 5.250%, 9/1/23	1,265	1,498
Miami-Dade County Aviation Revenue, 5.000%, 10/1/24	2,425	2,883
Miami-Dade County Educational Facilities Authority, University of Miami Revenue, 5.000%, 4/1/30	200	242
Miami-Dade County Expressway Authority Series A 5.000%, 7/1/33	400	489

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Florida—continued
Miami-Dade County School Board, Certifiicates of Participation, (Pre-refunded 2/1/17 @100) 5.000%, 2/1/34	$1,700	$2,023
South Florida Water Management District, Certificates of Participation, (Pre-refunded 4/1/17 @100) 5.000%, 10/1/35	750	899
Tallahassee, City of, Health Facilities Revenue, Tallahassee Memorial Healthcare 5.000%, 12/1/36	480	559

		11,321

Georgia—2.8%
Athens-Clarke County Unified Government, Water and Sewer Revenue (Pre-refunded 1/19/19 @100) 5.625%, 1/1/28	1,500	1,656
Atlanta Water & Wastewater Revenue, (Pre-refunded 11/1/16 @100) 5.000%, 11/1/31	650	796
DeKalb County Water & Sewer Revenue, 5.250%, 10/1/26	2,750	3,278

		5,730

Idaho—0.8%
Idaho Housing & Finance Association, Federal Highway Grant Anticipation Revenue, 4.500%, 7/15/29	1,500	1,679

Illinois—7.6%
Chicago O’Hare International Airport,
Customer Facilities Charge Revenue, Senior Lien, 5.000%, 1/1/21	1,250	1,406
Passenger Facilities Charge Revenue, 5.000%, 1/1/20	750	841
Chicago Park District, General Obligation (NATL Insured), 5.000%, 1/1/31	660	661
Chicago, City of, Sales Tax Revenue, 5.000%, 1/1/21	750	842
Waterworks Revenue, Second Lien, 5.000%, 11/1/22	500	580
Waterworks Revenue, Second Lien, 5.000%, 11/1/30	500	596

	PAR VALUE	VALUE
Illinois—continued
Illinois Finance Authority Series A-1 0.830%, 8/15/38(2)	$1,000	$1,000
Illinois Finance Authority,
KishHealth System Revenue (Escrowed to Maturity), 4.750%, 10/1/18	700	751
Rush University Medical Center Revenue (Pre-refunded 11/15/16 @100) 7.250%, 11/1/38	1,220	1,379
Rush University Medical Center Revenue, 5.000%, 11/15/21	250	295
Illinois State Toll Highway Authority, Toll Highway Revenue Senior Lien, 5.000%, 1/1/32	1,000	1,225
Illinois, State of, General Obligation,
5.000%, 4/1/22	815	914
5.000%, 2/1/26	1,490	1,676
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project Revenue (AGM Insured), 0.000%, 6/15/26	1,000	723
University of Illinois, Auxiliary Facilities System Revenue,
5.500%, 4/1/31	1,540	1,753
5.125%, 4/1/36	500	555

		15,197

Indiana—2.6%
Indiana Finance Authority, Indiana University Health Center Revenue, 5.000%, 12/1/22	800	971
Indiana University Revenue, (Pre-refunded 6/1/19 @100) 5.250%, 6/1/23	1,320	1,471
Indianapolis Local Public Improvements Bond Bank Revenue, 5.000%, 6/1/19	2,500	2,750

		5,192

Iowa—1.3%
Iowa, State of, Prison Infrastructure Funding Revenue, (Pre-refunded 6/15/20 @100) 5.000%, 6/15/27	2,250	2,577

Louisiana—0.6%
New Orleans Sewerage Service Revenue,
5.000%, 6/1/19	500	548
5.000%, 6/1/20	550	621

		1,169

	PAR VALUE	VALUE
Maine—1.4%
Portland, City of, General Airport Revenue,
5.000%, 7/1/26	$1,000	$1,183
5.000%, 7/1/29	580	684
5.000%, 7/1/30	770	906

		2,773

Maryland—5.3%
Baltimore Convention Center, Hotel Revenue Senior Lien, (XLCA Insured),
5.250%, 9/1/22	400	401
5.250%, 9/1/23	1,500	1,504
Maryland Economic Development Corp., Exelon Generation Co. Revenue, 2.550%, 6/1/20(2)	500	510
Maryland Health & Higher Educational Facilities Authority,
Anne Arundel Health System Revenue, 5.000%, 7/1/32	250	273
Anne Arundel Health System Revenue, (Pre-refunded 7/1/19 @100) 6.750%, 7/1/29	2,015	2,331
Medstar Health, Inc. Revenue, (Pre-refunded 2/15/17 @100) 5.000%, 8/15/26	800	989
Maryland, State of, General Obligation, 4.500%, 8/1/21	3,945	4,583

		10,591

Massachusetts—1.2%
Massachusetts Bay Transportation Authority, Assessment Revenue, 5.000%, 7/1/22	1,000	1,213
Massachusetts Water Pollution Abatement Trust, State Revolving Fund Revenue, 5.000%, 8/1/19	1,000	1,114

		2,327

Michigan—2.0%
Michigan Finance Authority, Beaumont Health Credit Group Revenue, (Pre-refunded 2/1/17 @100) 5.000%, 8/1/27	1,250	1,510
Michigan State Building Authority, Facilities Program Lease Revenue 4.000%, 10/15/36	500	548
5.000%, 4/15/25	500	627

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Michigan—continued
Michigan, State of, Federal Highway Grant Anticipation Revenue, (AGM Insured), (Pre-refunded 9/15/17 @100) 5.250%, 9/15/19	$1,015	$1,057
Royal Oak Hospital Finance Authority, William Beaumont Hospital Revenue, 5.000%, 9/1/19	200	221

		3,963

Missouri—1.0%
Metropolitan St. Louis Sewer District, Wastewater Revenue (Pre-refunded 9/15/17 @100) 5.750%, 5/1/38	2,000	2,056

Nebraska—0.5%
University of Nebraska – Lincoln, Student Fee Revenue, (Pre-refunded 1/1/19 @100) 5.000%, 7/1/22	1,000	1,090

New Jersey—3.3%
Camden County Improvement Authority Healthcare Redevelopment Project, Cooper Health System Revenue, 5.000%, 2/15/22	950	1,115
New Jersey Economic Development Authority, Cigarette Tax Revenue (AGM Insured), 5.000%, 6/15/22	3,000	3,473
New Jersey Housing & Mortgage Finance Agency, Mortgage Revenue, 4.375%, 4/1/28	1,915	2,057

		6,645

New York—11.7%
Buffalo & Erie County Industrial Land Development Corp., Catholic Health System Revenue, 5.000%, 7/1/23	550	663
Metropolitan Transportation Authority,
(Pre-refund 11/15/18 @100) 6.250%, 11/15/18	2,510	2,792
6.250%, 11/15/23	630	701

	PAR VALUE	VALUE
New York—continued
New York City General Obligation,
6.250%, 10/15/28	$40	$44
(Pre-refunded 10/15/18 @100) 6.250%, 10/15/28	960	1,063
New York City Industrial Development Agency, Queens Baseball Stadium Project Revenue,
(AGC Insured), 6.125%, 1/1/29	500	553
(AMBAC Insured), 5.000%, 1/1/20	900	909
(AMBAC Insured), 5.000%, 1/1/31	470	474
New York City Municipal Water Finance Authority, Water & Sewer System Revenue,
(Pre-refunded 6/15/18 @100) 5.500%, 6/15/21	500	540
(Pre-refunded 6/15/18 @100) 5.500%, 6/15/22	1,000	1,079
(Pre-refunded 6/15/18 @100) 5.625%, 6/15/24	1,050	1,135
5.750%, 6/15/40	3,530	3,822
(Pre-refunded 6/15/18 @100) 5.750%, 6/15/40	1,060	1,147
New York City Transitional Finance Authority, Subordinate Future Tax Secured Revenue 5.000%, 5/1/35	3,165	3,871
New York Municipal Bond Bank Agency, Special School Purpose Revenue, 5.000%, 12/1/20	1,995	2,308
New York State Dormitory Authority,
New York University Hospitals Center Revenue, (Pre-refunded 1/1/17 @100) 5.000%, 7/1/33	150	182
Orange Regional Medical Center Revenue, 5.000%, 12/1/23(4)	300	350
New York Transportation Development Corp., Transportation Development Revenue, 5.000%, 8/1/26	250	277
Triborough Bridge & Tunnel Authority, Toll Revenue Surbordinate Lien, 5.000%, 11/15/23	750	920

	PAR VALUE	VALUE
New York—continued
Utility Debt Securitization Authority Restructuring Charge, Electric Revenue, 5.000%, 6/15/26	$500	$625

		23,455

North Dakota—0.7%
Barnes County North Public School District Building Authority, Lease Revenue, 4.250%, 5/1/27	1,330	1,408

Ohio—2.3%
New Albany Community Authority, Community Facilities Revenue 5.000%, 10/1/24	1,250	1,487
Ohio State Juvenile Correction Facilities Project, Lease Revenue,
5.000%, 10/1/20	465	535
5.000%, 10/1/21	1,080	1,277
5.000%, 10/1/22	1,135	1,376

		4,675

Oklahoma—0.7%
Oklahoma State Turnpike Authority, Turnpike Revenue, Second Senior Lien, 5.000%, 1/1/29	1,250	1,444

Oregon—0.8%
Oregon Facilities Authority, University of Portland Revenue, 5.000%, 4/1/30	240	290
Oregon, State of, General Obligation, 5.000%, 5/1/33	1,095	1,372

		1,662

Pennsylvania—3.6%
Butler County Hospital Authority, Butler Health System Revenue, (Pre-refunded 01/01/17 @100) 5.000%, 7/1/30	250	298
Pennsylvania Turnpike Commission Authority, Turnpike Revenue Surbordinate Lien,
5.250%, 12/1/31	2,000	2,333
6.000%, 12/1/34	1,500	1,768
(Pre-refunded 12/1/20 @100) 6.000%, 12/1/34	250	300
0.000%, 12/1/38	2,000	2,481

		7,180

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
South Carolina—0.8%
Dorchester County, Waterworks & Sewer Revenue, 5.000%, 10/1/28	$1,020	$1,223
South Carolina Association of Governmental Organizations Educational Facilities Corp., for Pickens School District Lease Revenue, (Pre-refunded 12/1/16 @100) 5.000%, 12/1/24	250	307

		1,530

Tennessee—1.1%
Chattanooga-Hamilton County Hospital Authority, Erlanger Health System Revenue, 5.000%, 10/1/26	1,000	1,208
Tennessee Housing Development Agency, Residential Finance Program Revenue,
2.050%, 7/1/20	675	687
2.300%, 1/1/21	395	405

		2,300

Texas—12.3%
Dallas Independent School District General Obligation, (PSF Guaranteed) (Pre-refunded 2/15/18 @100) 5.250%, 2/15/30	1,850	1,959
Forney Independent School District, General Obligation,
(PSF Guaranteed) (Pre-refunded 8/15/18 @100) 5.750%, 8/15/33	750	817
(PSF Guaranteed) (Pre-refunded 8/15/18 @100) 6.000%, 8/15/37	2,000	2,188
Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, (Pre-refunded 12/1/18 @100) 7.250%, 12/1/35	2,525	2,866
Hidalgo County Drain District No 1, General Obligation, (Pre-refunded 3/1/17 @100) 5.000%, 9/1/28	1,000	1,238
La Joya Independent School District, General Obligation, (PSF Guaranteed), 5.000%, 2/15/20	1,000	1,129
North Texas Tollway Authority, Senior Lien Toll Revenue, (Pre-refunded 1/1/17 @100) 5.000%, 1/1/30	400	493

	PAR VALUE	VALUE
Texas—continued
Southmost Regional Water Authority, Desalination Plant Project Revenue,
(AGM Insured), 5.000%, 9/1/25	$1,015	$1,202
(AGM Insured), 5.000%, 9/1/23	1,085	1,287
Texas Municipal Gas Acquisition & Supply, Gas Supply Revenue,
Corp. I, Senior. Lien, 6.250%, 12/15/26	1,580	2,001
Corp. II, 1.251%, 12/15/16(2)	3,000	2,811
Texas Transportation Commission, General Obligation, 5.000%, 4/1/22	3,250	3,916
Upper Trinity Regional Water District Authority, Regional Treated Supply System Revenue (BAM Insured), 5.000%, 8/1/24	1,340	1,646
Ysleta Independent School District, General Obligation, (PSF Guaranteed), 4.000%, 8/15/25	1,140	1,298

		24,851

Utah—0.2%
Utah Transit Authority, Sales Tax Revenue, 5.000%, 6/15/25	250	316

Vermont—0.3%
Burlington, City of, Airport Revenue, (AGM Insured), 5.000%, 7/1/24	200	232
Vermont Educational & Health Buildings Financing Agency, University of Vermont Health Network Revenue, (Pre-refunded 12/1/16 @100) 5.000%, 12/1/35	300	357

		589

Virginia—1.2%
Riverside Regional Jail Authority, Jail Facility Revenue, (Pre-refunded 1/1/17 @100) 5.000%, 7/1/26	1,250	1,571
Virginia College Building Authority,
Marymount University Revenue, 5.000%, 7/1/20(4)	200	218
Marymount University Revenue, 5.000%, 7/1/21(4)	400	442

	PAR VALUE	VALUE
Virginia—continued
Marymount University Revenue, 5.000%, 7/1/22(4)	$195	$218

		2,449

Washington—1.9%
County of King WA Sewer Revenue (Pre-refunded 7/1/26 @ 100) Series B 5.000%, 7/1/36	1,630	1,999
Washington, State of, General Obligation (Pre-refunded 01/01/17 @100) 5.000%, 7/1/25	1,375	1,757

		3,756

West Virginia—0.2%
Monongalia County Building Commission, Monongalia Health System Revenue, 5.000%, 7/1/23	400	478

Wisconsin—1.8%
Public Finance Authority, Waste Management, Inc. Revenue, 2.875%, 5/1/27	250	258
Wisconsin, State of, General Obligation, 5.000%, 5/1/21	1,910	2,245
Public Finance Authority, Renown Regional Medical Center Revenue 5.000%, 6/1/33	1,000	1,187

		3,690
TOTAL MUNICIPAL BONDS (Identified Cost $183,303)		196,673
TOTAL LONG TERM INVESTMENTS—97.7%
(Identified Cost $183,303)		196,673

	SHARES
SHORT-TERM INVESTMENT—2.2%

Money Market Mutual Fund—2.2%
BlackRock Liquidity Funds MuniCash Portfolio – Institutional Shares (seven-day effective yield 0.590%)(5)	4,354,946	4,355
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,355)		4,355
TOTAL INVESTMENTS—99.9% (Identified Cost $187,658)		201,028	(1)
Other assets and liabilities, net—0.1%		195

NET ASSETS—100.0%		$201,223

See Notes to Financial Statements

VIRTUS TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

Abbreviations:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
XLCA	XL Capital Assurance

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	At September 30, 2016, 21.0% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the Insurers concentration exceeds 10% of the Fund’s net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $1,228 0.6% of net assets.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Bonds	$196,673	$—	$196,673
Equity Securities:
Short-Term Investment	4,355	4,355	—

Total Investments	$201,028	$4,355	$196,673

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.6%

Consumer Discretionary—33.6%
Amazon.com, Inc.(2)	519	$435
AMC Networks, Inc. Class A(2)	7,978	414
American Eagle Outfitters, Inc.	22,266	398
AutoNation, Inc.(2)	8,611	419
Buckle, Inc. (The)	16,885	406
Cabela’s, Inc.(2)	8,184	450
Carnival Corp.	8,950	437
CBS Corp. Class B	8,185	448
Choice Hotels International, Inc.	8,791	396
Columbia Sportswear Co.	7,124	404
Comcast Corp. Class A	6,104	405
Dick’s Sporting Goods, Inc.	6,667	378
Dillard’s, Inc. Class A	7,071	446
Discovery Communications, Inc. Class C(2)	17,185	452
DISH Network Corp. Class A(2)	7,701	422
DSW, Inc. Class A	19,098	391
Expedia, Inc.	3,799	443
Federal-Mogul Corp.(2)	42,673	410
Fossil Group, Inc.(2)	14,048	390
Gap, Inc. (The)	18,237	406
Garmin Ltd.	8,460	407
Horton (D.R.), Inc.	13,531	409
Hyatt Hotels Corp. Class A(2)	8,066	397
International Speedway Corp. Class A	12,440	416
L Brands, Inc.	5,626	398
Lands’ End, Inc.(2)(3)	22,769	330
Las Vegas Sands Corp.	7,215	415
Lennar Corp. Class A	9,410	398
Liberty Braves Group Class C(2)	23,632	411
Liberty Broadband Corp. Class C(2)	5,697	407
Liberty Global plc Class C(2)	12,636	418
Liberty Global plc Class C(2)	14,133	396
Liberty Interactive Corp. Class A(2)	22,088	442
Liberty Media Series Class C(2)	14,005	394
Liberty Sirius XM Group Class C(2)	12,332	412
Liberty Tripadvisor Holdings, Class A(2)	19,765	432
Liberty Ventures Class A(2)	10,633	424
Lions Gate Entertainment Corp.	19,575	391
Madison Square Garden Co. (The) Class A(2)	2,359	400
Marriott International, Inc. Class A	5,844	394
Marriott Vacations Worldwide Corp.	5,500	403
Mohawk Industries, Inc.(2)	1,986	398
MSG Networks, Inc. Class A(2)	22,537	419
News Corp. Class A	29,418	411
NIKE, Inc. Class B	7,393	389
Nordstrom, Inc.(3)	8,033	417
Papa John’s International, Inc.	5,230	412
Penn National Gaming, Inc.(2)	31,806	432
Penske Automotive Group, Inc.	8,504	410
Ralph Lauren Corp.	4,134	418
Restaurant Brands International, Inc.	8,910	397
Sears Holdings Corp.(2)	34,914	400
Sears Hometown and Outlet Stores, Inc.(2)	78,874	389
Starbucks Corp.	7,586	411
Starz – Liberty Capital Class A(2)	12,985	405
Tesla Motors, Inc.(2)	1,999	408

	SHARES	VALUE
Consumer Discretionary—continued
Tronc, Inc.	24,008	$405
Twenty-First Century Fox, Inc. Class A	17,085	414
Under Armour, Inc. Class C(2)	11,932	404
Urban Outfitters, Inc.(2)	11,472	396
Viacom, Inc. Class B	11,374	433
Weight Watchers International, Inc.(2)	39,273	405
Wendy’s Co. (The)	38,632	417
Wynn Resorts Ltd.	3,980	388

		26,222

Consumer Staples—5.3%
Boston Beer Co., Inc. (The) Class A(2)	2,714	421
Brown-Forman Corp. Class B	8,726	414
Estee Lauder Cos., Inc. (The) Class A	4,648	412
HRG Group, Inc.(2)	26,702	419
Kraft Heinz Co.(The)	4,665	418
Lancaster Colony Corp.	3,105	410
Monster Beverage Corp.(2)	2,789	410
Nomad Foods Ltd.(2)	34,119	403
PriceSmart, Inc.	4,960	415
Tootsie Roll Industries, Inc.	10,905	402

		4,124

Energy—7.1%
Archrock, Inc.	34,858	456
Cheniere Energy, Inc.(2)	9,262	404
Chesapeake Energy Corp.(2)	60,838	381
Clayton Williams Energy, Inc.(2)	4,912	420
Continental Resources, Inc.(2)	8,657	450
CVR Energy, Inc.	27,421	378
Exterran Corp.(2)	29,034	455
Hess Corp.	8,724	468
Par Petroleum Corp.(2)	30,374	397
RPC, Inc.(2)	26,560	446
Transocean Ltd.(2)(3)	44,770	477
W&T Offshore, Inc.(2)	256,321	451
Western Refining, Inc.	14,541	385

		5,568

Financials—14.3%
Altisource Portfolio Solutions SA(2)	13,025	422
American Financial Group, Inc.	5,426	407
AmTrust Financial Services, Inc.	15,443	414
Berkley (W.R.) Corp.	7,059	408
Berkshire Hathaway, Inc. Class B(2)	2,799	404
BOK Financial Corp.	6,121	422
Brown & Brown, Inc.	10,898	411
Charles Schwab Corp. (The)	13,168	416
Cohen & Steers, Inc.	9,730	416
Colony Capital, Inc. Class A	22,148	404
Credit Acceptance Corp.(2)	2,070	416
Erie Indemnity Co. Class A	4,079	416
First Citizens BancShares, Inc. Class A	1,470	432
Franklin Resources, Inc.	11,473	408
Gaming and Leisure Properties, Inc.	12,233	409

	SHARES	VALUE
Financials—continued
Greenlight Capital Re Ltd. Class A(2)	20,291	$415
Hilltop Holdings, Inc.(2)	18,586	417
Leucadia National Corp.	21,424	408
Loews Corp.	10,026	413
Mercury General Corp.	7,425	407
Morningstar, Inc.	5,154	409
National General Holdings Corp.	18,620	414
Ocwen Financial Corp.(2)	115,090	422
PJT Partners, Inc. Class A	16,154	441
Raymond James Financial, Inc.	7,095	413
Third Point Reinsurance Ltd.(2)	33,815	406
WisdomTree Investments, Inc.	39,446	406

		11,176

Health Care—3.7%
Akorn, Inc.(2)	14,766	402
Bruker Corp.	18,350	416
Cerner Corp.(2)	6,577	406
Danaher Corp.	5,295	415
Halozyme Therapeutics, Inc.(2)	32,970	398
Intrexon Corp.(2)(3)	14,592	409
OPKO Health, Inc.(2)(3)	38,329	406

		2,852

Industrials—11.7%
Air Lease Corp.	14,949	427
American Railcar Industries, Inc.	10,388	431
Cintas Corp.	3,571	402
Colfax Corp.(2)	14,192	446
Covanta Holding Corp.	27,680	426
FedEx Corp.	2,357	412
Fortive Corp.	8,031	409
Heartland Express, Inc.	21,789	411
Herc Holdings, Inc.(2)	12,473	420
Hertz Global Holdings, Inc.(2)	8,702	349
Manitowoc Co., Inc. (The)	91,545	438
Manitowoc Foodservice, Inc.(2)	24,229	393
MasTec, Inc.(2)	14,533	432
MSC Industrial Direct Co., Inc. Class A	5,745	422
Navistar International Corp.(2)(3)	18,262	418
Rollins, Inc.	14,161	415
Seaspan Corp.	29,929	399
Solarcity Corp.(2)(3)	22,447	439
Timken Co. (The)	12,451	438
W.W. Grainger, Inc.	1,873	421
Werner Enterprises, Inc.	17,555	409
XPO Logistics, Inc.(2)	11,495	422

		9,179

Information Technology—11.7%
Alphabet, Inc. Class C(2)	528	411
Amkor Technology, Inc.(2)	44,532	433
Anixter International, Inc.(2)	6,814	440
CommerceHub, Inc. Series C(2)	27,234	433
eBay, Inc.(2)	12,816	422
EchoStar Corp. Class A(2)	10,222	448
Facebook, Inc. Class A(2)	3,152	404
IAC/InterActiveCorp.	6,663	416
Intuit, Inc.	3,703	407
Marvell Technology Group Ltd.	31,737	421

See Notes to Financial Statements

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
National Instruments Corp.	14,721	$418
Oracle Corp.	10,370	407
Paychex, Inc.	6,869	398
PayPal Holdings, Inc.(2)	10,182	417
Pegasystems, Inc.	14,204	419
Rackspace Hosting, Inc.(2)	13,010	412
RealPage, Inc.(2)	15,954	410
salesforce.com, Inc.(2)	5,529	395
SS&C Technologies Holdings, Inc.	12,668	407
Syntel, Inc.	9,503	398
TeleTech Holdings, Inc.	14,136	410
Yahoo!, Inc.(2)	9,284	400

		9,126

Materials—5.4%
Freeport-McMoRan Copper & Gold, Inc.	38,831	421
Huntsman Corp.	26,176	426
LyondellBasell Industries N.V. Class A	5,242	423
NewMarket Corp.	985	423
Novagold Resources, Inc.(2)	71,383	400
Platform Specialty Products Corp.(2)	47,475	385
Scotts Miracle-Gro Co. (The) Class A	5,043	420
Silgan Holdings, Inc.	8,284	419
Timkensteel Corp.(2)	45,027	470

	SHARES	VALUE
Materials—continued
Westlake Chemical Corp.	8,128	$435

		4,222

Real Estate—6.8%
American Homes 4 Rent Class A	19,045	412
Boston Properties, Inc.	2,989	407
Equity Lifestyle Properties, Inc.	5,228	404
Equity Residential	6,506	419
Host Hotels & Resorts, Inc.	25,638	399
Howard Hughes Corp. (The)(2)	3,551	407
Marcus & Millichap, Inc.(2)	16,363	428
Seritage Growth Properties Class A	8,251	418
Simon Property Group, Inc.	1,944	402
Taubman Centers, Inc.	5,538	412
Urban Edge Properties	14,667	413
Vornado Realty Trust	4,036	408
Washington Prime Group, Inc.	33,880	419

		5,348
TOTAL COMMON STOCKS (Identified Cost $66,649)		77,817
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $66,649)		77,817

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—4.0%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.390%)(4)(5)	3,131,575	$3,132
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $3,132)		3,132
TOTAL INVESTMENTS—103.6% (Identified Cost $69,781)		80,949	(1)
Other assets and liabilities, net—(3.6)%		(2,795)

NET ASSETS—100.0%		$78,154

Abbreviations:

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$77,817	$77,817
Securities Lending Collateral	3,132	3,132

Total Investments	$80,949	$80,949

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

	Bond Fund	CA Tax-Exempt Bond		Essential Resources Fund

Assets
Investment in unaffiliated securities at value(1)	$75,965	$30,200		$4,728
Investments in affiliated securities at value(2)	1,159	—		—
Foreign currency at value(3)	—	—		8
Cash	—	603		73
Receivables
Investment securities sold	1,537	—		30
Fund shares sold	143	—	(5)	—	(5)
Receivable from adviser	—	2		—
Dividends and interest receivable	616	384		6
Tax reclaims	—	—		2
Prepaid expenses	26	15		17
Prepaid trustee retainer	2	1		—	(5)
Other assets	1	—	(5)	—	(5)

Total assets	79,449	31,205		4,864

Liabilities
Cash overdraft	53	—		—
Payables
Fund shares repurchased	188	37		—
Investment securities purchased	1,255	—		33
Dividend distributions	10	7		—
Investment advisory fees	6	—		—	(5)
Distribution and service fees	17	4		—	(5)
Administration fees	8	4		—	(5)
Transfer agent fees and expenses	18	4		—	(5)
Trustees’ fees and expenses	1	—	(5)	—	(5)
Professional fees	31	34		29
Trustee deferred compensation plan	1	—	(5)	—	(5)
Other accrued expenses	6	2		7

Total liabilities	1,594	92		69

Net Assets	$77,855	$31,113		$4,795

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$80,361	$28,754		$5,248
Accumulated undistributed net investment income (loss)	108	48		28
Accumulated undistributed net realized gain (loss)	(4,984)	161		(554)
Net unrealized appreciation (depreciation) on investments	2,370	2,150		73

Net Assets	$77,855	$31,113		$4,795

Class A
Net asset value (net assets/shares outstanding) per share	$11.38	$12.17		$9.03
Maximum offering price per share NAV/(1–2.75%)	$—	$12.51		$—
Maximum offering price per share NAV/(1–3.75%)	$11.82	$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—	$—		$9.58
Shares of beneficial interest outstanding, par value(4), unlimited authorization	3,879,743	1,598,894		18,688
Net Assets	$44,136	$19,464		$169
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$11.07	$—		$—
Shares of beneficial interest outstanding, par value(4), unlimited authorization	6,700	—		—
Net Assets	$74	$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.12	$—		$8.97
Shares of beneficial interest outstanding, par value(4), unlimited authorization	846,175	—		13,278
Net Assets	$9,409	$—		$119
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.56	$12.15		$9.05
Shares of beneficial interest outstanding, par value(4), unlimited authorization	2,097,261	959,075		497,968
Net Assets	$24,236	$11,649		$4,507

(1) Investment in unaffiliated securities at cost	$73,575	$28,050		$4,654
(2) Investment in affiliated securities at cost	$1,179	$—		$—
(3) Foreign currency at cost	$—	$—		$8
(4) All Funds with the exception of the Bond Fund have no par value. Bond Fund has a par value of $1.00.
(5) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

	High Yield Fund	Low Duration Income Fund		Low Volatility Equity Fund

Assets
Investment in unaffiliated securities at value(1)	$74,558	$398,813		$3,692
Investments in affiliated securities at value(2)	352	—		—
Cash	1,560	56		42
Deposits with prime broker	—	—		—	(5)
Receivables
Investment securities sold	594	3,748		—
Fund shares sold	50	2,383		—
Receivable from adviser	—	—		6
Dividends and interest receivable	1,133	1,507		—
Tax reclaims	—	—		—
Prepaid expenses	28	39		19
Prepaid trustee retainer	2	5		—	(5)
Other assets	1	5		—	(5)

Total assets	78,278	406,556		3,759

Liabilities
Written options(3)	—	—		2
Payables
Fund shares repurchased	63	2,035		4
Investment securities purchased	1,526	3,854		—
Foreign capital gain taxes payable	—	—	(5)	—
Dividend distributions	27	85		—
Investment advisory fees	24	46		—
Distribution and service fees	16	59		1
Administration fees	8	40		1
Transfer agent fees and expenses	22	59		1
Trustees’ fees and expenses	1	5		—	(5)
Professional fees	37	33		19
Trustee deferred compensation plan	1	5		—	(5)
Other accrued expenses	4	14		1

Total liabilities	1,729	6,235		29

Net Assets	$76,549	$400,321		$3,730

Net Assets Consist of:
Common stock $0.001 par value	$—	$37		$—
Capital paid in on shares of beneficial interest	102,896	397,907		3,648
Accumulated undistributed net investment income (loss)	(39)	242		17
Accumulated undistributed net realized gain (loss)	(26,231)	(1,975)		(553)
Net unrealized appreciation (depreciation) on investments	(77)	4,110		618

Net Assets	$76,549	$400,321		$3,730

Class A
Net asset value (net assets/shares outstanding) per share	$4.18	$10.90		$11.57
Maximum offering price per share NAV/(1–2.25%)	$—	$11.15		$—
Maximum offering price per share NAV/(1–3.75%)	$4.34	$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—	$—		$12.28
Shares of beneficial interest outstanding, par value(4), unlimited authorization	15,406,934	9,361,292		141,101
Net Assets	$64,338	$102,049		$1,633
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.06	$—		$—
Shares of beneficial interest outstanding, par value(4), unlimited authorization	6,410	—		—
Net Assets	$26	$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.11	$10.90		$11.39
Shares of beneficial interest outstanding, par value(4), unlimited authorization	1,030,260	4,278,336		43,110
Net Assets	$4,231	$46,642		$491
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.18	$10.90		$11.63
Shares of beneficial interest outstanding, par value(4), unlimited authorization	1,902,756	23,088,910		138,084
Net Assets	$7,954	$251,630		$1,606

(1) Investment in unaffiliated securities at cost	$74,630	$394,703		$3,075
(2) Investments in affiliated securities at cost	$358	$—		$—
(3) Written options premiums received	$—	$—		$4
(4) All of the Funds with the exception of Low Duration Income have no par value. Low Duration Income Fund has a par value of $0.001.
(5) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

	Multi-Sector Intermediate Bond Fund		Senior Floating Rate Fund	Tax-Exempt Bond Fund	Wealth Masters Fund

Assets
Investment in unaffiliated securities at value(1)(2)	$291,017		$581,180	$201,028	$80,949
Investment in affiliated securities at value(3)	9,186		5,999	—	—
Foreign currency at value(4)	—	(6)	—	—	—
Cash	—		10,549	—	—
Deposits with prime broker	—		—	—	—
Receivables
Investment securities sold	4,974		7,082	—	5,921
Fund shares sold	688		804	1,586	70
Dividends and interest receivable	3,663		1,839	2,429	89
Securities lending receivable	—		—	—	23
Prepaid expenses	49		34	22	29
Prepaid trustee retainer	6		11	3	2
Other assets	4		7	3	1

Total assets	309,587		607,505	205,071	87,084

Liabilities
Cash overdraft	1,324		—	—	4
Payables
Fund shares repurchased	1,014		1,233	790	226
Investment securities purchased	5,265		25,266	2,854	5,425
Borrowings (Note 13)	—		30,000	—	—
Collateral on securities loaned	—		—	—	3,132
Dividend distributions	142		161	21	—
Investment advisory fees	131		267	45	52
Distribution and service fees	84		139	37	28
Administration fees	30		55	21	8
Transfer agent fees and expenses	60		74	32	19
Trustees’ fees and expenses	3		5	2	1
Professional fees	38		47	33	29
Trustee deferred compensation plan	4		7	3	1
Interest payable on line of credit	—		2	—	—
Other accrued expenses	17		70	10	5

Total liabilities	8,112		57,326	3,848	8,930

Net Assets	$301,475		$550,179	$201,223	$78,154

Net Assets Consist of:
Capital stock $0.001 par	$—		$—	$17	$—
Capital paid in on shares of beneficial interest	315,097		585,600	187,470	76,368
Accumulated undistributed net investment income (loss)	1,029		(461)	109	286
Accumulated undistributed net realized gain (loss)	(11,530)		(24,224)	258	(9,668)
Net unrealized appreciation (depreciation) on investments	(3,121)		(10,736)	13,369	11,168

Net Assets	$301,475		$550,179	$201,223	$78,154

Class A
Net asset value (net assets/shares outstanding) per share	$10.30		$9.42	$11.55	$14.60
Maximum offering price per share NAV/(1–2.75%)	$—		$9.69	$11.88	$—
Maximum offering price per share NAV/(1–3.75%)	$10.70		$—	$—	$—
Maximum offering price per share NAV/(1–5.75%)	$—		$—	$—	$15.49
Shares of beneficial interest outstanding, par value, unlimited authorization	9,607,763		24,154,279	6,036,574	2,274,099
Net Assets	$98,969		$227,588	$69,711	$33,204
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$10.27		$—	$—	$—
Shares of beneficial interest outstanding, par value(5), unlimited authorization	167,259		—	—	—
Net Assets	$1,717		$—	$—	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.40		$9.43	$11.55	$14.26
Shares of beneficial interest outstanding, par value(5), unlimited authorization	7,247,009		11,856,330	2,323,161	1,739,887
Net Assets	$75,350		$111,839	$26,833	$24,816
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.31		$9.41	$11.55	$14.66
Shares of beneficial interest outstanding, par value(5), unlimited authorization	11,974,248		22,392,942	9,064,630	1,373,295
Net Assets	$123,435		$210,752	$104,679	$20,134
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$10.31		$—	$—	$—
Shares of beneficial interest outstanding, no par value(5), unlimited authorization	194,426		—	—	—
Net Assets	$2,004		$—	$—	$—

(1) Investment in unaffiliated securities at cost	$293,984		$591,815	$187,658	$69,781
(2) Market value of securities on loan	$—		$—	$—	$3,073
(3) Investment in affiliated securities at cost	$9,341		$6,100	$—	$—
(4) Foreign currency at cost	$—	(6)	$—	$—	$—
(5) All of the Funds with the exception of Tax-Exempt Bond Fund have no par value. Tax-Exempt Bond Fund has a par value of $0.001
(6) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

($ reported in thousands)

	Bond Fund	CA Tax-Exempt Bond		Essential Resources Fund
	Year Ended September 30, 2016	Year Ended September 30, 2016		Year Ended September 30, 2016
Investment Income
Dividends	$40	$—		$106
Dividends from affiliated funds	44	—		—
Interest	3,087	1,217		—	(1)
Foreign taxes withheld	—	—		(7)

Total investment income	3,171	1,217		99

Expenses
Investment advisory fees	346	141		49
Service fees, Class A	114	50		—	(1)
Distribution and service fees, Class B	1	—		—
Distribution and service fees, Class C	103	—		1
Administration fees	97	40		5
Transfer agent fees and expenses	125	35		2
Registration fees	63	33		59
Printing fees and expenses	27	9		2
Custodian fees	6	1		25
Professional fees	33	37		36
Trustees’ fees and expenses	8	3		1
Miscellaneous expenses	10	4		5

Total expenses	933	353		185
Less expenses reimbursed and/or waived by investment adviser	(244)	(112)		(121)
Earnings credit from custodian	(1)	—		—	(1)
Low balance account fees	(2)	—	(1)	—

Net expenses	686	241		64

Net investment income (loss)	2,485	976		35

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(649)	218		(525)
Net realized gain (loss) on foreign currency transactions	— (1)	—		(2)
Net increase from payment by affiliate(2)	1	—		—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	2,985	522		1,051
Net change in unrealized appreciation (depreciation) on affiliated investments	7	—		—
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	—		—	(1)

Net gain (loss) on investments	2,344	740		524

Net increase (decrease) in net assets resulting from operations	$4,829	$1,716		$559

(1) Amount is less than $500.

(2) See Note 4I in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

($ reported in thousands)

	High Yield Fund	Low Duration Income Fund
	Year Ended September 30, 2016	Fiscal Period Ended September 30, 2016(3)	Year Ended December 31, 2015
Investment Income
Dividends	$149	$90	$7
Dividends from affiliated fund	13	—	—
Interest	4,332	6,724	5,382
Foreign taxes withheld	—	—	—

Total investment income	4,494	6,814	5,389

Expenses
Investment advisory fees	464	1,408	1,173
Service fees, Class A	150	179	179
Distribution and service fees, Class B	— (1)	—	—
Distribution and service fees, Class C	36	356	394
Distribution fees, Class I	—	—	15
Administration fees	90	322	260
Transfer agent fees and expenses	134	290	261
Registration fees	60	58	67
Printing fees and expenses	21	57	15
Custodian fees	8	10	8
Professional fees	38	38	37
Trustees’ fees and expenses	7	24	10
Miscellaneous expenses	11	21	18

Total expenses	1,019	2,763	2,437
Less expenses reimbursed and/or waived by investment adviser	(185)	(906)	(798)
Earnings credit from custodian	(3)	—	—
Low balance account fees	(6)	— (1)	—

Net expenses	825	1,857	1,639

Net investment income (loss)	3,669	4,957	3,750

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(1,272)	(74)	(588)
Net realized gain (loss) on foreign currency transactions	—	—	— (1)
Net increase from payments by affiliates(2)	3	—	3
Net change in unrealized appreciation (depreciation) on unaffiliated investments	4,424	6,087	(1,490)
Net change in unrealized appreciation (depreciation) affiliated investments	2	—	—

Net gain (loss) on investments	3,157	6,013	(2,075)

Net increase (decrease) in net assets resulting from operations	$6,826	$10,970	$1,675

(1) Amount is less than $500.

(2) See Note 4I in the Notes to Financial Statements.

(3) Fund changed its fiscal year-end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

($ reported in thousands)

	Low Volatility Equity Fund	Multi-Sector Intermediate Bond Fund	Senior Floating Rate Fund
	Year Ended September 30, 2016	Year Ended September 30, 2016	Year Ended September 30, 2016
Investment Income
Dividends	$96	$212	$—
Dividends from affiliated fund	—	349	232
Interest	—	17,331	28,795

Total investment income	96	17,892	29,027

Expenses
Investment advisory fees	45	1,660	3,560
Service fees, Class A	5	251	592
Distribution and service fees, Class B	—	22	—
Distribution and service fees, Class C	11	777	1,216
Administration fees	6	380	747
Transfer agent fees and expenses	6	379	600
Interest expense and fees	—	—	404
Registration fees	44	106	77
Printing fees and expenses	3	72	115
Custodian fees	1	21	20
Professional fees	21	44	62
Trustees’ fees and expenses	1	27	46
Miscellaneous expenses	2	35	218

Total expenses	145	3,774	7,657
Less expenses reimbursed and/or waived by investment adviser	(67)	(50)	(38)
Earnings credit from custodian	— (1)	(4)	(24)
Low balance account fees	—	(1)	— (1)

Net expenses	78	3,719	7,595

Net investment income (loss)	18	14,173	21,432

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(127)	(5,188)	(14,295)
Net realized gain (loss) on affiliated investments	—	—	(49)
Net realized gain (loss) on foreign currency transactions	—	(23)	(17)
Net realized gain (loss) on written options	(370)	—	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	609	18,527	15,109
Net change in unrealized appreciation (depreciation) affiliated investments	—	57	75
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	8	— (1)
Net change in unrealized appreciation (depreciation) on written options	(52)	—	—

Net gain (loss) on investments	60	13,381	823

Net increase (decrease) in net assets resulting from operations	$78	$27,554	$22,255

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

($ reported in thousands)

	Tax-Exempt Bond Fund			Wealth Masters Fund
	Fiscal Period Ended September 30, 2016(2)		Year Ended December 31, 2015	Year Ended September 30, 2016
Investment Income
Dividends	$8		$1	$1,303
Interest	5,089		6,729	—
Security lending, net of fees	—		—	555
Foreign taxes withheld	—		—	(2)

Total investment income	5,097		6,730	1,856

Expenses
Investment advisory fees	675		878	808
Service fees, Class A	136		191	106
Distribution and service fees, Class C	212		294	287
Distribution fees, Class I	—		15	—
Administration fees	189		238	120
Transfer agent fees and expenses	167		216	152
Registration fees	36		52	60
Printing fees and expenses	36		15	30
Custodian fees	3		3	8
Professional fees	36		36	31
Trustees’ fees and expenses	14		9	9
Miscellaneous expenses	13		13	10

Total expenses	1,517		1,960	1,621
Less expenses reimbursed and/or waived by investment adviser	(242)		(304)	(74)
Earnings credit from custodian	—		—	— (1)
Low balance account fees	—	(1)	—	— (1)

Total expenses	1,275		1,656	1,547

Net investment income (loss)	3,822		5,074	309

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	345		67	(4,300)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	1,789		(683)	13,223

Net gain (loss) on investments	2,134		(616)	8,923

Net increase (decrease) in net assets resulting from operations	$5,956		$4,458	$9,232

(1) Amount is less than $500.

(2) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Bond Fund		CA Tax-Exempt Bond
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,485	$2,691	$976	$1,095
Net realized gain (loss)	(648)	(1,801)	218	672
Net change in unrealized appreciation (depreciation)	2,992	(1,079)	522	(606)

Increase (decrease) in net assets resulting from operations	4,829	(189)	1,716	1,161

From Distributions to Shareholders
Net investment income, Class A	(1,355)	(1,481)	(576)	(736)
Net investment income, Class B	(2)	(4)	—	—
Net investment income, Class C	(236)	(188)	—	—
Net investment income, Class I	(650)	(533)	(361)	(396)
Net realized short-term gains, Class A	—	—	(10)	(21)
Net realized short-term gains, Class I	—	—	(6)	(10)
Net realized long-term gains, Class A	—	—	(434)	(706)
Net realized long-term gains, Class I	—	—	(273)	(354)
Return of capital Class A	—	(253)	—	—
Return of capital Class B	—	(1)	—	—
Return of capital Class C	—	(41)	—	—
Return of capital Class I	—	(84)	—	—

Decrease in net assets from distributions to shareholders	(2,243)	(2,585)	(1,660)	(2,223)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(5,315)	(3,738)	(567)	(1,030)
Change in net assets from share transactions, Class B	(54)	(102)	—	—
Change in net assets from share transactions, Class C	154	2,882	—	—
Change in net assets from share transactions, Class I	5,985	1,612	587	(53)

Increase (decrease) in net assets from share transactions	770	654	20	(1,083)

Net increase (decrease) in net assets	3,356	(2,120)	76	(2,145)

Net Assets
Beginning of period	74,499	76,619	31,037	33,182

End of period	$77,855	$74,499	$31,113	$31,037

Accumulated undistributed net investment income (loss) at end of period	$108	$(8)	$48	$9

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Essential Resources		High Yield Fund
	Year Ended September 30, 2016	From Inception March 24, 2015 to September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$35	$23	$3,669	$4,606
Net realized gain (loss)	(527)	(26)	(1,269)	(2,049)
Net change in unrealized appreciation (depreciation)	1,051	(978)	4,426	(4,614)

Increase (decrease) in net assets resulting from operations	559	(981)	6,826	(2,057)

From Distributions to Shareholders
Net investment income, Class A	— (1)	—	(3,093)	(4,183)
Net investment income, Class B	—	—	(2)	(4)
Net investment income, Class C	—	—	(162)	(189)
Net investment income, Class I	(28)	—	(421)	(376)
Net realized short-term gains, Class A	— (1)	—	—	—
Net realized short-term gains, Class C	— (1)	—	—	—
Net realized short-term gains, Class I	(3)	—	—	—

Decrease in net assets from distributions to shareholders	(31)	—	(3,678)	(4,752)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	69	103	579	(4,168)
Change in net assets from share transactions, Class B	—	—	(15)	(59)
Change in net assets from share transactions, Class C	3	129	378	21
Change in net assets from share transactions, Class I	118	4,826	3,137	(969)

Increase (decrease) in net assets from share transactions	190	5,058	4,079	(5,175)

Net increase (decrease) in net assets	718	4,077	7,227	(11,984)

Net Assets
Beginning of period	4,077	—	69,322	81,306

End of period	$4,795	$4,077	$76,549	$69,322

Accumulated undistributed net investment income (loss) at end of period	$28	$23	$(39)	$(30)

(1) Amount less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Low Duration Income Fund
	Fiscal Period Ended September 30, 2016(1)	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,957	$3,750	$2,921
Net realized gain (loss)	(74)	(588)	(118)
Net increase in payments by affiliates	—	3	—
Net change in unrealized appreciation (depreciation)	6,087	(1,490)	(685)

Increase (decrease) in net assets resulting from operations	10,970	1,675	2,118

From Distributions to Shareholders
Net investment income, Class A	(1,288)	(1,241)	(917)
Net investment income, Class C	(375)	(392)	(389)
Net investment income, Class I	(3,052)	(2,021)	(1,607)
Return of capital Class A	—	(182)	—
Return of capital Class C	—	(100)	—
Return of capital Class I	—	(261)	—

Decrease in net assets from distributions to shareholders	(4,715)	(4,197)	(2,913)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	14,626	11,010	36,290
Change in net assets from share transactions, Class C	1,140	(6,317)	25,981
Change in net assets from share transactions, Class I	97,036	59,540	40,388

Increase (decrease) in net assets from share transactions	112,802	64,233	102,659

Net increase (decrease) in net assets	119,057	61,711	101,864

Net Assets
Beginning of period	281,264	219,553	117,689

End of period	$400,321	$281,264	$219,553

Accumulated undistributed net investment income (loss) at end of period	$242	$—	$(70)

(1) The Fund changed its fiscal year-end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Low Volatility Equity Fund		Multi-Sector Intermediate Bond Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$18	$24	$14,173	$17,003
Net realized gain (loss)	(497)	74	(5,211)	(10,025)
Net change in unrealized appreciation (depreciation)	557	(272)	18,592	(19,678)

Increase (decrease) in net assets resulting from operations	78	(174)	27,554	(12,700)

From Distributions to Shareholders
Net investment income, Class A	(8)	(7)	(4,295)	(4,622)
Net investment income, Class B	—	—	(79)	(127)
Net investment income, Class C	—	(2)	(2,715)	(2,903)
Net investment income, Class I	(9)	(6)	(5,418)	(6,036)
Net investment income, Class R6	—	—	(81)	(32)
Net realized short-term gains, Class A	(13)	—	—	(226)
Net realized short-term gains, Class B	—	—	—	(8)
Net realized short-term gains, Class C	(9)	—	—	(178)
Net realized short-term gains, Class I	(10)	—	—	(278)
Net realized short-term gains, Class R6	—	—	—	(2)
Net realized long-term gains, Class A	(19)	—	—	(1,292)
Net realized long-term gains, Class B	—	—	—	(50)
Net realized long-term gains, Class C	(13)	—	—	(1,037)
Net realized long-term gains, Class I	(13)	—	—	(1,595)
Net realized long-term gains, Class R6	—	—	—	(—	)(1)
Return of capital Class A	—	—	—	(625)
Return of capital Class B	—	—	—	(21)
Return of capital Class C	—	—	—	(491)
Return of capital Class I	—	—	—	(770)
Return of capital Class R6	—	—	—	(5)

Decrease in net assets from distributions to shareholders	(94)	(15)	(12,588)	(20,298)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(421)	1,668	(11,062)	(3,826)
Change in net assets from share transactions, Class B	—	—	(1,247)	(2,133)
Change in net assets from share transactions, Class C	(900)	1,188	(12,694)	(3,590)
Change in net assets from share transactions, Class I	8	77	(21,152)	8,043
Change in net assets from share transactions, Class R6	—	—	130	1,885

Increase (decrease) in net assets from share transactions	(1,313)	2,933	(46,025)	379

Net increase (decrease) in net assets	(1,329)	2,744	(31,059)	(32,619)

Net Assets
Beginning of period	5,059	2,315	332,534	365,153

End of period	$3,730	$5,059	$301,475	$332,534

Accumulated undistributed net investment income (loss) at end of period	$17	$16	$1,029	$(249)

(1) Amount less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Senior Floating Rate Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$21,432	$30,523
Net realized gain (loss)	(14,361)	(9,938)
Net change in unrealized appreciation (depreciation)	15,184	(16,754)

Increase (decrease) in net assets resulting from operations	22,255	3,831

From Distributions to Shareholders
Net investment income, Class A	(8,701)	(11,297)
Net investment income, Class C	(3,550)	(5,079)
Net investment income, Class I	(9,212)	(14,848)
Net realized short-term gains, Class A	—	(394)
Net realized short-term gains, Class C	—	(231)
Net realized short-term gains, Class I	—	(540)
Net realized long-term gains, Class A	—	(341)
Net realized long-term gains, Class C	—	(199)
Net realized long-term gains, Class I	—	(463)

Decrease in net assets from distributions to shareholders	(21,463)	(33,392)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(41,744)	(15,274)
Change in net assets from share transactions, Class C	(26,952)	(33,299)
Change in net assets from share transactions, Class I	(73,726)	(159,653)

Increase (decrease) in net assets from share transactions	(142,422)	(208,226)

Net increase (decrease) in net assets	(141,630)	(237,787)

Net Assets
Beginning of period	691,809	929,596

End of period	$550,179	$691,809

Accumulated undistributed net investment income (loss) at end of period	$(461)	$(347)

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Tax-Exempt Bond Fund
	Fiscal Period Ended September 30, 2016(2)	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$3,822	$5,074	$5,308
Net realized gain (loss)	345	67	1,214
Net change in unrealized appreciation (depreciation)	1,789	(683)	8,491

Increase (decrease) in net assets resulting from operations	5,956	4,458	15,013

From Distributions to Shareholders
Net investment income, Class A	(1,394)	(1,938)	(2,408)
Net investment income, Class C	(385)	(525)	(595)
Net investment income, Class I	(2,087)	(2,479)	(2,459)
Net realized short-term gains, Class A	— (1)	—	—
Net realized short-term gains, Class C	— (1)	—	—
Net realized short-term gains, Class I	— (1)	—	—
Net realized long-term gains, Class A	—	(57)	(4)
Net realized long-term gains, Class C	—	(23)	(2)
Net realized long-term gains, Class I	—	(69)	(4)

Decrease in net assets from distributions to shareholders	(3,866)	(5,091)	(5,472)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(5,512)	(5,220)	(13,624)
Change in net assets from share transactions, Class C	(3,808)	(530)	723
Change in net assets from share transactions, Class I	12,807	4,697	(392)

Increase (decrease) in net assets from share transactions	3,487	(1,053)	(13,293)

Net increase (decrease) in net assets	5,577	(1,686)	(3,752)

Net Assets
Beginning of period	195,646	197,332	201,084

End of period	$201,223	$195,646	$197,332

Accumulated undistributed net investment income (loss) at end of period	$109	$152	$22

(1) Amount is less than $500.

(2) The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Wealth Masters Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$309	$378
Net realized gain (loss)	(4,300)	(563)
Net change in unrealized appreciation (depreciation)	13,223	(10,130)

Increase (decrease) in net assets resulting from operations	9,232	(10,315)

From Distributions to Shareholders
Net investment income, Class A	(112)	(184)
Net investment income, Class C	(3)	—
Net investment income, Class I	(137)	(252)
Net realized short-term gains, Class A	(666)	(1,046)
Net realized short-term gains, Class C	(438)	(622)
Net realized short-term gains, Class I	(391)	(869)
Net realized long-term gains, Class A	(231)	(20)
Net realized long-term gains, Class C	(152)	(12)
Net realized long-term gains, Class I	(136)	(17)

Decrease in net assets from distributions to shareholders	(2,266)	(3,022)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(23,994)	4,094
Change in net assets from share transactions, Class C	(11,563)	7,353
Change in net assets from share transactions, Class I	(14,030)	(12,645)

Increase (decrease) in net assets from share transactions	(49,587)	(1,198)

Net increase (decrease) in net assets	(42,621)	(14,535)

Net Assets
Beginning of period	120,775	135,310

End of period	$78,154	$120,775

Accumulated undistributed net investment income (loss) at end of period	$286	$229

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/15 to 9/30/16	$11.02	0.36	0.33	0.69	(0.33)	—	—	(0.33)	—	(5)	0.36	$11.38	6.38	%(11)	$44,136	0.86	%(10)(12)	1.18%	3.28%	64%
10/1/14 to 9/30/15	11.43	0.40	(0.43)	(0.03)	(0.32)	—	(0.06)	(0.38)	—		(0.41)	11.02	(0.26)		48,064	0.85		1.12	3.55	64
10/1/13 to 9/30/14	11.21	0.47	0.22	0.69	(0.47)	—	—	(0.47)	—		0.22	11.43	6.18		53,603	0.85		1.10	4.08	38
10/1/12 to 9/30/13	11.61	0.43	(0.41)	0.02	(0.42)	—	—	(0.42)	—		(0.40)	11.21	0.17		57,286	0.85		1.07	3.75	107
10/1/11 to 9/30/12	10.96	0.35	0.67	1.02	(0.37)	—	—	(0.37)	—		0.65	11.61	9.34		67,804	0.85		1.02	3.12	210

Class B
10/1/15 to 9/30/16	$10.74	0.27	0.31	0.58	(0.25)	—	—	(0.25)	—	(5)	0.33	$11.07	5.47	%(11)	$74	1.61	%(10)(12)	1.92%	2.54%	64%
10/1/14 to 9/30/15	11.14	0.31	(0.41)	(0.10)	(0.24)	—	(0.06)	(0.30)	—		(0.40)	10.74	(0.91)		126	1.60		1.86	2.82	64
10/1/13 to 9/30/14	10.95	0.37	0.20	0.57	(0.38)	—	—	(0.38)	—		0.19	11.14	5.27		233	1.60		1.84	3.34	38
10/1/12 to 9/30/13	11.34	0.33	(0.38)	(0.05)	(0.34)	—	—	(0.34)	—		(0.39)	10.95	(0.50)		401	1.60		1.82	2.95	107
10/1/11 to 9/30/12	10.71	0.27	0.64	0.91	(0.28)	—	—	(0.28)	—		0.63	11.34	8.48		727	1.60		1.77	2.43	210

Class C
10/1/15 to 9/30/16	$10.78	0.27	0.32	0.59	(0.25)	—	—	(0.25)	—	(5)	0.34	$11.12	5.54	%(11)	$9,409	1.61	%(10)(12)	1.93%	2.52%	64%
10/1/14 to 9/30/15	11.19	0.30	(0.41)	(0.11)	(0.24)	—	(0.06)	(0.30)	—		(0.41)	10.78	(1.00)		8,853	1.60		1.87	2.74	64
10/1/13 to 9/30/14	10.99	0.37	0.21	0.58	(0.38)	—	—	(0.38)	—		0.20	11.19	5.34		6,315	1.60		1.85	3.33	38
10/1/12 to 9/30/13	11.38	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	—		(0.39)	10.99	(0.51)		6,825	1.60		1.82	2.99	107
10/1/11 to 9/30/12	10.75	0.26	0.65	0.91	(0.28)	—	—	(0.28)	—		0.63	11.38	8.55		8,756	1.60		1.77	2.36	210

Class I
10/1/15 to 9/30/16	$11.19	0.40	0.33	0.73	(0.36)	—	—	(0.36)	—	(5)	0.37	$11.56	6.63	%(11)	$24,236	0.61	%(10)(12)	0.93%	3.51%	64%
10/1/14 to 9/30/15	11.59	0.43	(0.42)	0.01	(0.35)	—	(0.06)	(0.41)	—		(0.40)	11.19	0.08		17,456	0.60		0.87	3.78	64
10/1/13 to 9/30/14	11.37	0.50	0.21	0.71	(0.49)	—	—	(0.49)	—		0.22	11.59	6.35		16,468	0.60		0.85	4.33	38
10/1/12 to 9/30/13	11.76	0.47	(0.41)	0.06	(0.45)	—	—	(0.45)	—		(0.39)	11.37	0.49		22,037	0.60		0.82	3.98	107
10/1/11 to 9/30/12	11.10	0.39	0.66	1.05	(0.39)	—	—	(0.39)	—		0.66	11.76	9.64		29,527	0.60		0.77	3.39	210
CA Tax-Exempt
Bond Fund
Class A
10/1/15 to 9/30/16	$12.14	0.37	0.29	0.66	(0.36)	(0.27)	—	(0.63)	—		0.03	$12.17	5.56%		$19,464	0.86	%(12)	1.22%	3.03%	21%
10/1/14 to 9/30/15	12.51	0.39	0.03	0.42	(0.40)	(0.39)	—	(0.79)	—		(0.37)	12.14	3.44		19,978	0.85		1.18	3.16	24
10/1/13 to 9/30/14	12.10	0.43	0.64	1.07	(0.42)	(0.24)	—	(0.66)	—		0.41	12.51	9.16		21,729	0.85		1.11	3.49	7
10/1/12 to 9/30/13	12.96	0.43	(0.68)	(0.25)	(0.43)	(0.18)	—	(0.61)	—		(0.86)	12.10	(2.12)		22,612	0.85		1.04	3.39	22
10/1/11 to 9/30/12	12.30	0.46	0.68	1.14	(0.48)	—	—	(0.48)	—		0.66	12.96	9.40		28,803	0.85		1.04	3.65	16

Class I
10/1/15 to 9/30/16	$12.12	0.40	0.29	0.69	(0.39)	(0.27)	—	(0.66)	—		0.03	$12.15	5.83%		$11,649	0.61	%(12)	0.97%	3.28%	21%
10/1/14 to 9/30/15	12.49	0.42	0.03	0.45	(0.43)	(0.39)	—	(0.82)	—		(0.37)	12.12	3.71		11,059	0.60		0.93	3.41	24
10/1/13 to 9/30/14	12.09	0.45	0.64	1.09	(0.45)	(0.24)	—	(0.69)	—		0.40	12.49	9.36		11,453	0.60		0.83	3.74	7
10/1/12 to 9/30/13	12.95	0.46	(0.68)	(0.22)	(0.46)	(0.18)	—	(0.64)	—		(0.86)	12.09	(1.88)		26,026	0.60		0.79	3.65	22
10/1/11 to 9/30/12	12.29	0.49	0.68	1.17	(0.51)	—	—	(0.51)	—		0.66	12.95	9.68		28,639	0.60		0.79	3.90	16
The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Essential Resources
Fund
Class A
10/1/15 to 9/30/16	$8.04	0.04		1.00	1.04	(0.04)	(0.01)	(0.05)	—		0.99	$9.03	12.93%		$169	1.67	%(10)(12)	4.30%	0.51%		88%
3/24/15(6) to 9/30/15	10.00	0.03		(1.99)	(1.96)	—	—	—	—		(1.96)	8.04	(19.60	)(4)	84	1.65	(3)	6.26 (3)	0.66	(3)	48 (4)

Class C
10/1/15 to 9/30/16	$8.01	(0.02)		0.99	0.97	—	(0.01)	(0.01)	—		0.96	$8.97	12.07%		$119	2.41	%(10)(12)	5.12%	(0.19)%		88%
3/24/15(6) to 9/30/15	10.00	(—	)(5)	(1.99)	(1.99)	—	—	—	—		(1.99)	8.01	(19.90	)(4)	104	2.40	(3)	7.26 (3)	(0.10	)(3)	48 (4)

Class I
10/1/15 to 9/30/16	$8.05	0.07		1.00	1.07	(0.06)	(0.01)	(0.07)	—		1.00	$9.05	13.27%		$4,507	1.41	%(10)(12)	4.14%	0.83%		88%
3/24/15(6) to 9/30/15	10.00	0.05		(2.00)	(1.95)	—	—	—	—		(1.95)	8.05	(19.50	)(4)	3,889	1.40	(3)	5.98 (3)	0.93	(3)	48 (4)
High Yield Fund
Class A
10/1/15 to 9/30/16	$3.98	0.21		0.20	0.41	(0.21)	—	(0.21)	—	(5)	0.20	$4.18	10.59	%(11)	$64,338	1.15	%(10)(12)	1.42%	5.15%		81%
10/1/14 to 9/30/15	4.35	0.22		(0.36)	(0.14)	(0.23)	—	(0.23)	—		(0.37)	3.98	(3.39)		60,951	1.15		1.32	5.26		94
10/1/13 to 9/30/14	4.27	0.24		0.08	0.32	(0.24)	—	(0.24)	—		0.08	4.35	7.53		71,042	1.15		1.31	5.55		82
10/1/12 to 9/30/13	4.28	0.26		(0.01)	0.25	(0.26)	—	(0.26)	—		(0.01)	4.27	5.98		80,155	1.15		1.31	6.05		100
10/1/11 to 9/30/12	3.85	0.28		0.44	0.72	(0.29)	—	(0.29)	—		0.43	4.28	19.19		98,701	1.15		1.31	6.82		92

Class B
10/1/15 to 9/30/16	$3.88	0.17		0.19	0.36	(0.18)	—	(0.18)	—	(5)	0.18	$4.06	9.52	%(11)	$26	1.90	%(10)(12)	2.16%	4.40%		81%
10/1/14 to 9/30/15	4.24	0.19		(0.35)	(0.16)	(0.20)	—	(0.20)	—		(0.36)	3.88	(3.96)		41	1.90		2.07	4.54		94
10/1/13 to 9/30/14	4.17	0.21		0.07	0.28	(0.21)	—	(0.21)	—		0.07	4.24	6.68		106	1.90		2.07	4.80		82
10/1/12 to 9/30/13	4.19	0.23		(0.02)	0.21	(0.23)	—	(0.23)	—		(0.02)	4.17	5.06		131	1.90		2.05	5.31		100
10/1/11 to 9/30/12	3.77	0.24		0.44	0.68	(0.26)	—	(0.26)	—		0.42	4.19	18.46		307	1.90		2.06	6.07		92

Class C
10/1/15 to 9/30/16	$3.92	0.17		0.20	0.37	(0.18)	—	(0.18)	—	(5)	0.19	$4.11	9.68	%(11)	$4,231	1.90	%(10)(12)	2.17%	4.40%		81%
10/1/14 to 9/30/15	4.28	0.19		(0.35)	(0.16)	(0.20)	—	(0.20)	—		(0.36)	3.92	(3.93)		3,705	1.90		2.07	4.52		94
10/1/13 to 9/30/14	4.21	0.21		0.07	0.28	(0.21)	—	(0.21)	—		0.07	4.28	6.60		4,038	1.90		2.07	4.79		82
10/1/12 to 9/30/13	4.23	0.23		(0.02)	0.21	(0.23)	—	(0.23)	—		(0.02)	4.21	5.00		3,302	1.90		2.06	5.31		100
10/1/11 to 9/30/12	3.80	0.25		0.44	0.69	(0.26)	—	(0.26)	—		0.43	4.23	18.59		2,944	1.90		2.07	6.07		92

Class I
10/1/15 to 9/30/16	$3.98	0.21		0.21	0.42	(0.22)	—	(0.22)	—	(5)	0.20	$4.18	10.86	%(11)	$7,954	0.90	%(10)(12)	1.16%	5.38%		81%
10/1/14 to 9/30/15	4.35	0.23		(0.36)	(0.13)	(0.24)	—	(0.24)	—		(0.37)	3.98	(3.15)		4,625	0.90		1.07	5.53		94
10/1/13 to 9/30/14	4.27	0.26		0.07	0.33	(0.25)	—	(0.25)	—		0.08	4.35	7.80		6,120	0.90		1.07	5.80		82
10/1/12 to 9/30/13	4.28	0.27		(0.01)	0.26	(0.27)	—	(0.27)	—		(0.01)	4.27	6.25		5,812	0.90		1.05	6.37		100
8/8/12(6) to 9/30/12	4.23	0.04		0.06	0.10	(0.05)	—	(0.05)	—		0.05	4.28	2.37	(4)	102	0.90	(3)	1.08 (3)	6.86	(3)	92 (4)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Operating Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Low Duration Income
Fund
Class A
1/1/16 to 9/30/16(14)	$10.70	0.15	0.20	0.35	(0.15)	—	—	(0.15)	—		0.20	$10.90	3.25	%(4)	$102,049	0.76	%(3)(12)	1.12	%(3)	1.89	%(3)	38	%(4)
1/1/15 to 12/31/15	10.82	0.19	(0.09)	0.10	(0.19)	—	(0.03)	(0.22)	—	(5)	(0.12)	10.70	0.89	(11)	85,666	0.75		1.12		1.77		56
1/1/14 to 12/31/14	10.83	0.22	(0.01)	0.21	(0.22)	—	—	(0.22)	—		(0.01)	10.82	1.94		75,456	0.92	(7)	1.11		2.02		58
1/1/13 to 12/31/13	10.96	0.21	(0.13)	0.08	(0.21)	—	—	(0.21)	—		(0.13)	10.83	0.76		39,436	0.95		1.14		1.93		51
1/1/12 to 12/31/12	10.54	0.23	0.41	0.64	(0.22)	—	—	(0.22)	—		0.42	10.96	6.14		28,266	0.96	(12)	1.20		2.12		87	(13)
1/1/11 to 12/31/11	10.51	0.28	0.03	0.31	(0.28)	—	—	(0.28)	—		0.03	10.54	2.99		15,145	0.95		1.13		2.62		47

Class C
1/1/16 to 9/30/16(14)	$10.70	0.09	0.19	0.28	(0.08)	—	—	(0.08)	—		0.20	$10.90	2.67	%(4)	$46,642	1.51	%(3)(12)	1.87	%(3)	1.15	%(3)	38	%(4)
1/1/15 to 12/31/15	10.82	0.11	(0.10)	0.01	(0.10)	—	(0.03)	(0.13)	—	(5)	(0.12)	10.70	0.13	(11)	44,621	1.50		1.86		1.02		56
1/1/14 to 12/31/14	10.84	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)	—		(0.02)	10.82	1.08		51,303	1.68	(7)	1.87		1.28		58
1/1/13 to 12/31/13	10.97	0.13	(0.13)	—	(0.13)	—	—	(0.13)	—		(0.13)	10.84	0.01		25,463	1.70		1.89		1.17		51
1/1/12 to 12/31/12	10.54	0.15	0.42	0.57	(0.14)	—	—	(0.14)	—		0.43	10.97	5.44		20,156	1.71	(12)	1.95		1.38		87	(13)
1/1/11 to 12/31/11	10.51	0.20	0.03	0.23	(0.20)	—	—	(0.20)	—		0.03	10.54	2.23		13,761	1.70		1.88		1.86		47

Class I
1/1/16 to 9/30/16(14)	$10.70	0.17	0.20	0.37	(0.17)	—	—	(0.17)	—		0.20	$10.90	3.44	%(4)	$251,630	0.52	%(3)(12)	0.87	%(3)	2.15	%(3)	38	%(4)
1/1/15 to 12/31/15	10.81	0.22	(0.09)	0.13	(0.21)	—	(0.03)	(0.24)	—	(5)	(0.11)	10.70	1.24	(11)	150,977	0.50		0.88		2.03		56
1/1/14 to 12/31/14	10.83	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	—		(0.02)	10.81	2.10		92,794	0.68	(7)	0.91		2.27		58
1/1/13 to 12/31/13	10.96	0.24	(0.13)	0.11	(0.24)	—	—	(0.24)	—		(0.13)	10.83	1.02		52,790	0.70		0.94		2.18		51
1/1/12 to 12/31/12	10.54	0.26	0.41	0.67	(0.25)	—	—	(0.25)	—		0.42	10.96	6.40		29,513	0.73	(12)	0.99		2.40		87	(13)
1/1/11 to 12/31/11	10.51	0.31	0.03	0.34	(0.31)	—	—	(0.31)	—		0.03	10.54	3.25		65,206	0.70		0.93		2.91		47
Low Volatility
Equity Fund

Class A
10/1/15 to 9/30/16	$11.45	0.05	0.28	0.33	(0.04)	(0.17)	—	(0.21)	—		0.12	$11.57	2.82%		$1,633	1.56	%(10)(12)	2.98%		0.46%		10%
10/1/14 to 9/30/15	11.71	0.08	(0.30)	(0.22)	(0.04)	—	—	(0.04)	—	(5)	(0.26)	11.45	(1.88	)(11)	2,055	1.55		2.70		0.64		1
10/1/13 to 9/30/14	10.24	0.06	1.50	1.56	(0.09)	—	—	(0.09)	—		1.47	11.71	15.23		485	1.55		6.15		0.56		3
6/11/13(6) to 9/30/13	10.00	0.06	0.18	0.24	—	—	—	—	—		0.24	10.24	2.40	(4)	136	1.55	(3)	7.66	(3)	2.00	(3)	0

Class C
10/1/15 to 9/30/16	$11.32	(0.04)	0.28	0.24	—	(0.17)	—	(0.17)	—		0.07	$11.39	2.05%		$491	2.31	%(10)(12)	3.64%		(0.39)%		10%
10/1/14 to 9/30/15	11.64	0.01	(0.31)	(0.30)	(0.02)	—	—	(0.02)	—	(5)	(0.32)	11.32	(2.61	)(11)	1,423	2.30		3.47		0.04		1
10/1/13 to 9/30/14	10.21	(0.02)	1.50	1.48	(0.05)	—	—	(0.05)	—		1.43	11.64	14.47		291	2.30		6.72		(0.19)		3
6/11/13(6) to 9/30/13	10.00	0.03	0.18	0.21	—	—	—	—	—		0.21	10.21	2.10	(4)	130	2.30	(3)	8.49	(3)	0.99	(3)	0

Class I
10/1/15 to 9/30/16	$11.50	0.09	0.27	0.36	(0.06)	(0.17)	—	(0.23)	—		0.13	$11.63	3.08%		$1,606	1.32	%(10)(12)	2.78%		0.80%		10%
10/1/14 to 9/30/15	11.73	0.09	(0.27)	(0.18)	(0.05)	—	—	(0.05)	—	(5)	(0.23)	11.50	(1.57	)(11)	1,581	1.30		2.62		0.79		1
10/1/13 to 9/30/14	10.25	0.07	1.51	1.58	(0.10)	—	—	(0.10)	—		1.48	11.73	15.45		1,539	1.30		5.32		0.67		3
6/11/13(6) to 9/30/13	10.00	0.07	0.18	0.25	—	—	—	—	—		0.25	10.25	2.50	(4)	1,332	1.30	(3)	7.51	(3)	2.23	(3)	0

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Intermediate
Bond Fund
Class A
10/1/15 to 9/30/16	$9.76	0.47	0.49	0.96	(0.42)	—	—	(0.42)	—		0.54	$10.30	10.15%		$98,969	1.14	%(10)(12)	1.15%	4.80%	60%
10/1/14 to 9/30/15	10.70	0.49	(0.85)	(0.36)	(0.40)	(0.13)	(0.05)	(0.58)	—	(5)	(0.94)	9.76	(3.41	)(11)	104,833	1.10		1.10	4.81	66
10/1/13 to 9/30/14	10.77	0.54	0.11	0.65	(0.52)	(0.20)	—	(0.72)	—		(0.07)	10.70	6.18		119,423	1.11		1.11	5.00	54
10/1/12 to 9/30/13	11.15	0.57	(0.28)	0.29	(0.55)	(0.12)	—	(0.67)	—		(0.38)	10.77	2.59		184,524	1.10		1.10	5.13	77
10/1/11 to 9/30/12	10.24	0.62	0.93	1.55	(0.64)	—	—	(0.64)	—		0.91	11.15	15.51		196,554	1.13		1.13	5.73	76

Class B
10/1/15 to 9/30/16	$9.73	0.39	0.50	0.89	(0.35)	—	—	(0.35)	—		0.54	$10.27	9.36%		$1,717	1.88	%(10)(12)	1.90%	4.04%	60%
10/1/14 to 9/30/15	10.67	0.41	(0.84)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	—	(5)	(0.94)	9.73	(4.14	)(11)	2,868	1.85		1.85	4.01	66
10/1/13 to 9/30/14	10.74	0.46	0.11	0.57	(0.44)	(0.20)	—	(0.64)	—		(0.07)	10.67	5.40		5,360	1.86		1.86	4.26	54
10/1/12 to 9/30/13	11.12	0.49	(0.28)	0.21	(0.47)	(0.12)	—	(0.59)	—		(0.38)	10.74	1.83		7,603	1.85		1.85	4.39	77
10/1/11 to 9/30/12	10.22	0.54	0.92	1.46	(0.56)	—	—	(0.56)	—		0.90	11.12	14.59		9,974	1.88		1.88	5.02	76

Class C
10/1/15 to 9/30/16	$9.85	0.40	0.50	0.90	(0.35)	—	—	(0.35)	—		0.55	$10.40	9.34%		$75,350	1.88	%(10)(12)	1.90%	4.04%	60%
10/1/14 to 9/30/15	10.79	0.42	(0.85)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	—	(5)	(0.94)	9.85	(4.11	)(11)	84,099	1.85		1.85	4.06	66
10/1/13 to 9/30/14	10.86	0.47	0.10	0.57	(0.44)	(0.20)	—	(0.64)	—		(0.07)	10.79	5.33		96,072	1.86		1.86	4.25	54
10/1/12 to 9/30/13	11.23	0.49	(0.27)	0.22	(0.47)	(0.12)	—	(0.59)	—		(0.37)	10.86	1.90		104,591	1.85		1.85	4.39	77
10/1/11 to 9/30/12	10.31	0.54	0.94	1.48	(0.56)	—	—	(0.56)	—		0.92	11.23	14.65		108,595	1.88		1.88	4.98	76

Class I
10/1/15 to 9/30/16	$9.77	0.50	0.49	0.99	(0.45)	—	—	(0.45)	—		0.54	$10.31	10.42%		$123,435	0.88	%(10)(12)	0.90%	5.04%	60%
10/1/14 to 9/30/15	10.71	0.52	(0.85)	(0.33)	(0.43)	(0.13)	(0.05)	(0.61)	—	(5)	(0.94)	9.77	(3.17	)(11)	138,956	0.85		0.85	5.06	66
10/1/13 to 9/30/14	10.77	0.57	0.12	0.69	(0.55)	(0.20)	—	(0.75)	—		(0.06)	10.71	6.54		144,298	0.86		0.86	5.24	54
10/1/12 to 9/30/13	11.15	0.60	(0.28)	0.32	(0.58)	(0.12)	—	(0.70)	—		(0.38)	10.77	2.85		86,387	0.85		0.85	5.38	77
10/1/11 to 9/30/12	10.24	0.64	0.93	1.57	(0.66)	—	—	(0.66)	—		0.91	11.15	15.80		74,847	0.88		0.88	5.93	76

Class R6
10/1/15 to 9/30/16	$9.77	0.50	0.50	1.00	(0.46)	—	—	(0.46)	—		0.54	$10.31	10.50%		$2,004	0.81	%(10)(12)	0.83%	5.12%	60%
11/14/14(6) to 9/30/15	10.67	0.46	(0.81)	(0.35)	(0.37)	(0.13)	(0.05)	(0.55)	—	(5)	(0.90)	9.77	(3.31	)(4)(11)	1,778	0.76		0.77 (3)	5.12 (3)	66

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Senior Floating
Rate Fund
Class A
10/1/15 to 9/30/16	$9.36	0.34	0.06	0.40	(0.34)	—		(0.34)	—		0.06	$9.42	4.42%		$227,588	1.23	%(9)(10)(12)	1.24%		3.67%		48%
10/1/14 to 9/30/15	9.72	0.38	(0.32)	0.06	(0.39)	(0.03)		(0.42)	—	(5)	(0.36)	9.36	0.53	(11)	268,596	1.20	(9)	1.20		3.94		34
10/1/13 to 9/30/14	9.79	0.37	(0.07)	0.30	(0.37)	—		(0.37)	—		(0.07)	9.72	3.08		294,617	1.18	(9)	1.18		3.79		77
10/1/12 to 9/30/13	9.79	0.42	0.04	0.46	(0.46)	(—	)(5)	(0.46)	—		—	9.79	4.84		386,113	1.21	(9)	1.21		4.29		68
10/1/11 to 9/30/12	9.28	0.49	0.49	0.98	(0.47)	—		(0.47)	—		0.51	9.79	10.75		256,397	1.23	(9)	1.23		5.06		56

Class C
10/1/15 to 9/30/16	$9.37	0.27	0.06	0.33	(0.27)	—		(0.27)	—		0.06	$9.43	3.63%		$111,839	1.98	%(9)(10)(12)	1.99%		2.92%		48%
10/1/14 to 9/30/15	9.73	0.31	(0.33)	(0.02)	(0.31)	(0.03)		(0.34)	—	(5)	(0.36)	9.37	(0.22	)(11)	138,478	1.95	(9)	1.95		3.19		34
10/1/13 to 9/30/14	9.81	0.30	(0.08)	0.22	(0.30)	—		(0.30)	—		(0.08)	9.73	2.20		177,485	1.93	(9)	1.93		3.04		77
10/1/12 to 9/30/13	9.80	0.35	0.05	0.40	(0.39)	(—	)(5)	(0.39)	—		0.01	9.81	4.15		182,667	1.96	(9)	1.96		3.51		68
10/1/11 to 9/30/12	9.29	0.41	0.50	0.91	(0.40)	—		(0.40)	—		0.51	9.80	9.92		95,078	1.98	(9)	1.98		4.31		56

Class I
10/1/15 to 9/30/16	$9.35	0.36	0.06	0.42	(0.36)	—		(0.36)	—		0.06	$9.41	4.69%		$210,752	0.97	%(9)(10)(12)	0.98%		3.91%		48%
10/1/14 to 9/30/15	9.71	0.40	(0.32)	0.08	(0.41)	(0.03)		(0.44)	—	(5)	(0.36)	9.35	0.78	(11)	284,735	0.95	(9)	0.95		4.20		34
10/1/13 to 9/30/14	9.79	0.40	(0.09)	0.31	(0.39)	—		(0.39)	—		(0.08)	9.71	3.23		457,494	0.93	(9)	0.93		4.06		77
10/1/12 to 9/30/13	9.78	0.43	0.07	0.50	(0.49)	(—	)(5)	(0.49)	—		0.01	9.79	5.21		381,791	0.96	(9)	0.96		4.41		68
10/1/11 to 9/30/12	9.27	0.51	0.49	1.00	(0.49)	—		(0.49)	—		0.51	9.78	11.04		94,193	0.98	(9)	0.98		5.31		56
Tax-Exempt Bond
Fund
Class A
1/1/16 to 9/30/16(14)	$11.43	0.22	0.12	0.34	(0.22)	—		(0.22)	—		0.12	$11.55	3.00	%(4)	$69,711	0.87	%(3)(12)	1.03	%(3)	2.53	%(3)	9	%(4)
1/1/15 to 12/31/15	11.46	0.30	(0.03)	0.27	(0.29)	(0.01)		(0.30)	—		(0.03)	11.43	2.39		74,418	0.85		1.00		2.60		10
1/1/14 to 12/31/14	10.91	0.31	0.56	0.87	(0.32)	—	(5)	(0.32)	—		0.55	11.46	7.94		79,906	0.85		0.99		2.73		22
1/1/13 to 12/31/13	11.62	0.30	(0.71)	(0.41)	(0.30)	—		(0.30)	—		(0.71)	10.91	(3.48)		89,303	0.85		0.98		2.66		29
1/1/12 to 12/31/12	11.10	0.30	0.52	0.82	(0.30)	—		(0.30)	—		0.52	11.62	7.45		143,397	0.87	(12)	1.00		2.61		35
1/1/11 to 12/31/11	10.38	0.39	0.74	1.13	(0.41)	—		(0.41)	—		0.72	11.10	10.98		107,873	0.81		0.98		3.62		59

Class C
1/1/16 to 9/30/16(14)	$11.43	0.15	0.13	0.28	(0.16)	—		(0.16)	—		0.12	$11.55	2.42	%(4)	$26,833	1.61	%(3)(12)	1.78	%(3)	1.78	%(3)	9	%(4)
1/1/15 to 12/31/15	11.46	0.21	(0.03)	0.18	(0.20)	(0.01)		(0.21)	—		(0.03)	11.43	1.62		30,316	1.60		1.75		1.85		10
1/1/14 to 12/31/14	10.92	0.22	0.55	0.77	(0.23)	—	(5)	(0.23)	—		0.54	11.46	7.13		30,967	1.60		1.74		1.98		22
1/1/13 to 12/31/13	11.63	0.22	(0.72)	(0.50)	(0.21)	—		(0.21)	—		(0.71)	10.92	(4.29)		28,845	1.60		1.73		1.92		29
1/1/12 to 12/31/12	11.10	0.21	0.54	0.75	(0.22)	—		(0.22)	—		0.53	11.63	6.74		39,792	1.62	(12)	1.75		1.86		35
1/1/11 to 12/31/11	10.38	0.31	0.74	1.05	(0.33)	—		(0.33)	—		0.72	11.10	10.15		28,641	1.54		1.70		2.91		59

Class I
1/1/16 to 9/30/16(14)	$11.43	0.24	0.12	0.36	(0.24)	—		(0.24)	—		0.12	$11.55	3.19	%(4)	$104,679	0.62	%(3)(12)	0.78	%(3)	2.78	%(3)	9	%(4)
1/1/15 to 12/31/15	11.46	0.33	(0.03)	0.30	(0.32)	(0.01)		(0.33)	—		(0.03)	11.43	2.64		90,912	0.60		0.77		2.85		10
1/1/14 to 12/31/14	10.91	0.34	0.56	0.90	(0.35)	—	(5)	(0.35)	—		0.55	11.46	8.30		86,459	0.60		0.79		2.98		22
1/1/13 to 12/31/13	11.62	0.33	(0.71)	(0.38)	(0.33)	—		(0.33)	—		(0.71)	10.91	(3.33)		82,936	0.60		0.77		2.88		29
1/1/12 to 12/31/12	11.10	0.33	0.52	0.85	(0.33)	—		(0.33)	—		0.52	11.62	7.72		162,094	0.62	(12)	0.79		2.84		35
1/1/11 to 12/31/11	10.38	0.41	0.74	1.15	(0.43)	—		(0.43)	—		0.72	11.10	11.36		94,228	0.57		0.77		3.78		59

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Wealth Masters
Fund
Class A
10/1/15 to 9/30/16	$13.25	0.07		1.55	1.62	(0.03)	(0.24)	(0.27)	1.35	$14.60	12.44%	$33,204	1.46	%(10)(12)	1.54%		0.53%	30%
10/1/14 to 9/30/15	14.50	0.05		(0.98)	(0.93)	(0.05)	(0.27)	(0.32)	(1.25)	13.25	(6.74)	54,109	1.45		1.46		0.36	51
10/1/13 to 9/30/14	13.12	0.02		1.37	1.39	—	(0.01)	(0.01)	1.38	14.50	10.67	55,881	1.45		1.46		0.11	62
10/1/12 to 9/30/13	10.22	(0.01)		3.05	3.04	(0.09)	(0.05)	(0.14)	2.90	13.12	30.09	5,169	1.45		3.29		(0.10)	22
9/5/12(6) to 9/30/12	10.00	0.01		0.21	0.22	—	—	—	0.22	10.22	2.20 (4)	106	1.45	(3)	44.72	(3)	0.78 (3)	26	(4)

Class C
10/1/15 to 9/30/16	$13.02	(0.03)		1.51	1.48	—	(0.24)	(0.24)	1.24	$14.26	11.56%	$24,816	2.21	%(10)(12)	2.29%		(0.22)%	30%
10/1/14 to 9/30/15	14.32	(0.06)		(0.97)	(1.03)	—	(0.27)	(0.27)	(1.30)	13.02	(7.41)	34,171	2.20		2.21		(0.39)	51
10/1/13 to 9/30/14	13.04	(0.09)		1.38	1.29	—	(0.01)	(0.01)	1.28	14.32	9.90	30,511	2.20		2.22		(0.65)	62
10/1/12 to 9/30/13	10.21	(0.08)		3.03	2.95	(0.07)	(0.05)	(0.12)	2.83	13.04	29.11	1,742	2.20		4.41		(0.66)	22
9/5/12(6) to 9/30/12	10.00	(—	)(5)	0.21	0.21	—	—	—	0.21	10.21	2.10 (4)	107	2.20	(3)	45.67	(3)	0.04 (3)	26	(4)

Class I
10/1/15 to 9/30/16	$13.30	0.08		1.58	1.66	(0.06)	(0.24)	(0.30)	1.36	$14.66	12.75%	$20,134	1.21	%(10)(12)	1.29%		0.61%	30%
10/1/14 to 9/30/15	14.56	0.09		(1.00)	(0.91)	(0.08)	(0.27)	(0.35)	(1.26)	13.30	(6.53)	32,495	1.20		1.21		0.62	51
10/1/13 to 9/30/14	13.14	0.05		1.39	1.44	(0.01)	(0.01)	(0.02)	1.42	14.56	10.96	48,918	1.20		1.20		0.33	62
10/1/12 to 9/30/13	10.22	0.06		3.01	3.07	(0.10)	(0.05)	(0.15)	2.92	13.14	30.37	44,813	1.20		4.64		0.52	22
9/5/12(6) to 9/30/12	10.00	0.01		0.21	0.22	—	—	—	0.22	10.22	2.20 (4)	818	1.20	(3)	44.40	(3)	1.04 (3)	26	(4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The Fund is currently under its expense limitation.
(10)	Earnings credits from the custodian were not material, as reflected in the Statements of Operations and had no impact on the Financial Highlights.
(11)	Payment from affiliate had no impact on total return.
(12)	Net expense ratio includes extraordinary proxy expenses.
(13)	Portfolio turnover calculation excludes security transactions that were distributed as a result of a redemption-in-kind.
(14)	The Fund changed its fiscal-year-end to September 30 during the period.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which ten (each a “Fund”) are reported in this annual report.

Each Fund’s investment objective is outlined in each Fund’s summary page.

There	is no guarantee that a Fund will achieve its objective.

All of the Funds offer Class A shares and Class C shares with the exception of the CA Tax-Exempt Bond Fund which does not offer Class C shares. All of the Funds offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For information regarding Qualifying Transactions, refer to each Fund’s prospectus. The Multi-Sector Intermediate Bond Fund also offers Class R6 shares.

Class A shares of Low Duration Income Fund are sold with a front-end sales charge of 2.25% with some exceptions. Class A shares of the CA Tax-Exempt Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Bond Fund, High Yield Fund, and Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of the Essential Resources, Low Volatility Equity and Wealth Masters Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class R6 and Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statement of Operations for the period, as applicable.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. For the Bond Fund, CA Tax-Exempt Fund, High Yield Fund, Low Duration Income Fund, Multi-Sector Intermediate Bond Fund, Senior Floating Rate Fund and Tax-Exempt Bond Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro rata expenses of the underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Interest-Only and Principal-Only Securities

Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2016, all loan agreements held by the Funds are assignment loans.

J.	Securities Lending

($ reported in thousands)

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, a Fund doing so is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2016, the Wealth Masters Fund had securities on loan with a market value of $3,073 and cash collateral of $3,132.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

K.	Earnings Credit and Interest

Through arrangements with each Fund’s custodian, each Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund uses options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

The Low Volatility Equity Fund invested in writing index call options and buying call options on VIX futures. Both are used as techniques for limiting the volatility of the Fund’s portfolio.

The Fund had transactions in written call options for the period ended September 30, 2016 as follows:

Written call options	Number of contracts	Premium received
Written Options outstanding at September 30, 2015	25	$92
Options written	293	465
Options closed	(275)	(463)
Options expired	(26)	(90)
Options exercised	—	—

Written Options outstanding at September 30, 2016	17	$4

The following is a summary of the Fund’s option contracts which have a primary risk exposure to equity contracts as of September 30, 2016:

Statements of Assets and Liabilities
Assets: Purchased call options at value	$4	(1)
Liabilities: Written options	(2)

Net asset (liability) balance	$2

Statements of Operations
Net realized gain (loss) on purchased options	$(116	)(2)
Net realized gain (loss) on written options	(370)
Net change in unrealized appreciation (depreciation) on purchased options	(3	)(3)
Net change in unrealized appreciation (depreciation) on written options	(52)

Total realized and unrealized gain (loss) on purchased and written options	$(541)

(1)	Amount included in Investment in unaffiliated securities at value.
(2)	Amount included in Net realized gain (loss) on unaffiliated investments.
(3)	Amount included in net change in unrealized appreciation (depreciation) on unaffiliated investments.

For the period ended September 30, 2016, the average daily premiums paid by the Fund for purchased call options were $9, and the average daily premiums received for written call options by the Fund were $41.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 4. Investment	Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Essential Resources Fund	1.10%
Tax-Exempt Bond Fund	0.45

	First $1 Billion	$1+ Billion
Bond Fund	0.45%	0.40%
Wealth Masters Fund	0.85	0.80

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
High Yield Fund	0.65	0.60	0.55
Low Duration Income Fund	0.55	0.50	0.45
Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45
Senior Floating Rate Fund	0.60	0.55	0.50

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Low Volatility Equity Fund	0.95%	0.90%	0.85%

During the period covered by these financial statements, the Bond Fund, High Yield Fund, Multi-Sector Intermediate Fund, and the Senior Floating Rate Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $5, $2, $50, and $38, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Fund(s) they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Bond Fund	NF(1)	Low Volatility Equity Fund	Rampart(4)
CA Tax-Exempt Bond Fund	NF(1)	Multi-Sector Intermediate Bond Fund	NF(1)
Essential Resources Fund	KBI(3)	Senior Floating Rate Fund	NF(1)
High Yield Fund	NF(1)	Tax-Exempt Bond Fund	NF(1)
Low Duration Income Fund	NF(1)	Wealth Masters Fund	Horizon(2)

(1)	Newfleet Asset Management, LLC, an indirect wholly-owned subsidiary of Virtus (“NF”)
(2)	Horizon Asset Management, LLC (“Horizon”)
(3)	KBI Global Investors (North America) Ltd. (“KBI”)
(4)	Rampart Investment Management Company, LLC (“Rampart”)

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses), so that such expenses do not exceed the percentages of the applicable Fund’s average daily net asset values as listed below.

	Class A	Class B	Class C	Class I	Through Date
Bond Fund	0.85%	1.60%	1.60%	0.60%	1/31/17
CA Tax-Exempt Bond Fund	0.85	—	—	0.60	1/31/17
Essential Resources Fund	1.65	—	2.40	1.40	1/31/17
High Yield Fund	1.15	1.90	1.90	0.90	1/31/17
Low Duration Income Fund	0.75	—	1.50	0.50	4/30/17
Low Volatility Equity Fund	1.55	—	2.30	1.30	1/31/17
Senior Floating Rate Fund(1)	1.20	—	1.95	0.95	1/31/17
Tax-Exempt Bond Fund	0.85	—	1.60	0.60	4/30/17
Wealth Masters Fund	1.45	—	2.20	1.20	1/31/17

(1)	Excluding leverage expenses, if any.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements within three years after the date on which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2017	2018	2019	Total
Bond Fund	$197	$204	$239	$640
CA Tax-Exempt Bond Fund	103	110	112	325
Essential Resources Fund	—	113	121	234
High Yield Fund	150	146	183	479
Low Duration Income Fund	276	783	906	1,965
Low Volatility Equity Fund	81	55	67	203
Tax-Exempt Bond Fund	269	290	242	801
Wealth Masters Fund	8	14	74	96

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2016, it retained net commissions of $28 for Class A shares and deferred sales charges of $30, $0 and $25 for Class A shares, Class B shares, and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 plan. Prior to its elimination on February 26, 2015, VP Distributors was also entitled to a service fee under a Shareholder Services Plan for Class I shares of the Low Duration Income Fund and Tax-Exempt Bond Fund, at a rate of 0.05% of the average daily net assets, of such class of the Low Duration Income Fund and Tax-Exempt Bond Funds; however VP Distributors had waived such fee prior to its elimination, so each Fund’s Class I shares did not pay such fee during the fiscal year ended December 31, 2015.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2016, the Funds incurred administration fees totaling $1,591 which are included in the Statements of Operations.

For the period ended September 30, 2016, the Funds incurred transfer agent fees totaling $1,774 which are included in the Statements of Operations. A portion of these fees are paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates and the retirement plans of Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Essential Resources Fund
Class A	10,055	$91
Class C	10,007	90
Class I	483,600	4,377
Low Duration Income Fund
Class I	344,459	3,754
Low Volatility Equity Fund
Class A	10,289	119
Class C	10,197	116
Class I	134,208	1,561
Multi-Sector Intermediate Bond Fund
Class R6	10,363	107
Senior Floating Rate Fund
Class I	475,774	4,487

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

H.	Investments in Affiliates

A summary of the total long-term and short-term purchases and sales of an affiliated fund, Virtus Credit Opportunities Fund, during the period ended September 30, 2016 is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Bond Fund	$1,143	$9	$—	$1,159	$44	$—
High Yield Fund	342	8	—	352	13	—
Multi-Sector Intermediate Bond Fund	9,058	70	—	9,186	349	—
Senior Floating Rate Fund	7,502	51	1,579	5,999	232	—

The Funds do not invest in the underlying fund for the purpose of exercising management or control; however the investments made by one or more Funds within each Fund’s principal investment strategies may represent a significant portion of the underlying fund’s net assets. At September 30, 2016 the Multi-Sector Intermediate Bond Fund was the owner of record of approximately 10% of the Virtus Credit Opportunities Fund.

I.	Payment from Affiliate

During the period the Adviser reimbursed certain funds for losses. These amounts are included in payments by affiliates in the Statements of Operations. There was no impact on the total return.

J.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and written options) during the period ended September 30, 2016, were as follows:

	Purchases	Sales
Bond Fund	$34,669	$36,134
CA Tax-Exempt Bond	6,325	7,522
Essential Resources Fund	3,981	3,832
High Yield Fund	61,083	55,031
Low Duration Income Fund	179,460	90,834
Low Volatility Equity Fund	452	2,336
Multi-Sector Intermediate Bond Fund	170,535	214,798
Senior Floating Rate Fund	293,880	427,236
Tax-Exempt Bond Fund	26,711	18,160
Wealth Masters Fund	28,593	79,590

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2016, were as follows:

	Purchases	Sales
Bond Fund	$14,311	$11,739
Low Duration Income Fund	80,066	33,395
Multi-Sector Intermediate Bond Fund	11,001	13,160

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 6. Capital	Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Bond Fund				CA Tax-Exempt Bond Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	195	$2,159	248	$2,789	53	$647	245	$3,076
Reinvestment of distributions	104	1,157	128	1,443	69	828	95	1,156
Shares repurchased	(780)	(8,631)	(707)	(7,970)	(168)	(2,042)	(432)	(5,262)

Net Increase / (Decrease)	(481)	$(5,315)	(331)	$(3,738)	(46)	$(567)	(92)	$(1,030)

Class B
Sale of shares	— (1)	$— (2)	—	$— (2)	—	$—	—	$—
Reinvestment of distributions	— (1)	2	— (1)	4	—	—	—	—
Shares repurchased	(5)	(56)	(10)	(106)	—	—	—	—

Net Increase / (Decrease)	(5)	$(54)	(10)	$(102)	—	$—	—	$—

Class C
Sale of shares	567	$6,059	1,066	$11,856	—	$—	—	$—
Reinvestment of distributions	19	202	17	190	—	—	—	—
Shares repurchased	(560)	(6,107)	(827)	(9,164)	—	—	—	—

Net Increase / (Decrease)	26	$154	256	$2,882	—	$—	—	$—

Class I
Sale of shares	1,001	$11,191	429	$4,917	247	$3,008	66	$807
Reinvestment of distributions	56	630	52	600	53	637	64	753
Shares repurchased	(519)	(5,836)	(342)	(3,905)	(254)	(3,058)	(133)	(1,613)

Net Increase / (Decrease)	538	$5,985	139	$1,612	46	$587	(3)	$(53)

	Essential Resources Fund				High Yield Fund
	Year Ended September 30, 2016		From Inception March 23, 2015 to September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	8	$69	10	$103	1,752	$7,051	11,578	$49,167
Reinvestment of distributions	— (1)	— (2)	—	—	644	2,578	824	3,485
Shares repurchased	—	—	—	—	(2,294)	(9,050)	(13,440)	(56,820)

Net Increase / (Decrease)	8	$69	10	$103	102	$579	(1,038)	$(4,168)

Class B
Sale of shares	—	$—	—	$—	—	$— (2)	1	$4
Reinvestment of distributions	—	—	—	—	— (1)	2	1	3
Shares repurchased	—	—	—	—	(4)	(17)	(16)	(66)

Net Increase / (Decrease)	—	$—	—	$—	(4)	$(15)	(14)	$(59)

Class C
Sale of shares	1	$8	13	$129	372	$1,482	349	$1,452
Reinvestment of distributions	— (1)	— (2)	—	—	39	153	41	172
Shares repurchased	(1)	(5)	— (1)	— (2)	(326)	(1,257)	(388)	(1,603)

Net Increase / (Decrease)	— (1)	$3	13	$129	85	$378	2	$21

Class I
Sale of shares	101	$862	485	$4,847	2,307	$9,282	815	$3,498
Reinvestment of distributions	4	31	—	—	103	413	87	367
Shares repurchased	(90)	(775)	(2)	(19)	(1,669)	(6,558)	(1,148)	(4,834)

Net Increase / (Decrease)	15	$118	483	$4,826	741	$3,137	(246)	$(969)

(1)	Amount is less than 500.
(2)	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

	Low Duration Income Fund
	Fiscal Period Ended September 30, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3,603	$38,896	3,576	$38,617	5,969	$64,993
Reinvestment of distributions	110	1,190	122	1,317	78	845
Shares repurchased	(2,357)	(25,460)	(2,669)	(28,924)	(2,710)	(29,548)

Net Increase / (Decrease)	1,356	$14,626	1,029	$11,010	3,337	$36,290

Class C
Sale of shares	1,363	$14,668	2,142	$23,100	4,749	$51,623
Reinvestment of distributions	28	307	35	383	27	295
Shares repurchased	(1,282)	(13,835)	(2,751)	(29,800)	(2,383)	(25,937)

Net Increase / (Decrease)	109	$1,140	(574)	$(6,317)	2,393	$25,981

Class I
Sale of shares	15,127	$163,364	11,692	$126,118	6,140	$66,872
Reinvestment of distributions	214	2,320	181	1,955	127	1,386
Shares repurchased	(6,365)	(68,648)	(6,345)	(68,533)	(2,558)	(27,870)

Net Increase / (Decrease)	8,976	$97,036	5,528	$59,540	3,709	$40,388

	Low Volatility Equity Fund				Multi-Sector Intermediate Bond Fund
	Year Ended September 30 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	25	$289	171	$2,056	1,400	$13,704	2,970	$30,801
Reinvestment of distributions	3	40	1	7	383	3,779	565	5,794
Shares repurchased	(67)	(750)	(34)	(395)	(2,914)	(28,545)	(3,956)	(40,421)

Net Increase / (Decrease)	(39)	$(421)	138	$1,668	(1,131)	$(11,062)	(421)	$(3,826)

Class B
Sale of shares	—	$—	—	$—	— (1)	$— (2)	3	$36
Reinvestment of distributions	—	—	—	—	8	77	19	196
Shares repurchased	—	—	—	—	(135)	(1,324)	(230)	(2,365)

Net Increase / (Decrease)	—	$—	—	$—	(127)	$(1,247)	(208)	$(2,133)

Class C
Sale of shares	19	$216	140	$1,648	1,047	$10,368	2,225	$23,203
Reinvestment of distributions	2	23	— (1)	2	213	2,115	337	3,489
Shares repurchased	(103)	(1,139)	(39)	(462)	(2,552)	(25,177)	(2,927)	(30,282)

Net Increase / (Decrease)	(82)	$(900)	101	$1,188	(1,292)	$(12,694)	(365)	$(3,590)

Class I
Sale of shares	— (1)	$2	6	$71	6,322	$61,665	7,369	$75,867
Reinvestment of distributions	3	32	1	6	433	4,269	657	6,736
Shares repurchased	(2)	(26)	—	—	(9,006)	(87,086)	(7,278)	(74,560)

Net Increase / (Decrease)	1	$8	7	$77	(2,251)	$(21,152)	748	$8,043

Class R6
Sale of shares	—	$—	—	$—	33	$329	183	$1,906
Reinvestment of distributions	—	—	—	—	8	81	5	40
Shares repurchased	—	—	—	—	(29)	(280)	(6)	(61)

Net Increase / (Decrease)	—	$—	—	$—	12	$130	182	$1,885

(1)	Amount is less than 500.
(2)	Amount is less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

	Senior Floating Rate Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	1,242	$11,489	5,295	$51,097
Reinvestment of distributions	895	8,271	1,177	11,287
Shares repurchased	(6,679)	(61,504)	(8,090)	(77,658)

Net Increase / (Decrease)	(4,542)	$(41,744)	(1,618)	$(15,274)

Class C
Sale of shares	759	$7,026	1,575	$15,160
Reinvestment of distributions	330	3,056	483	4,636
Shares repurchased	(4,010)	(37,034)	(5,520)	(53,095)

Net Increase / (Decrease)	(2,921)	$(26,952)	(3,462)	$(33,299)

Class I
Sale of shares	9,465	$87,241	9,564	$91,910
Reinvestment of distributions	690	6,376	1,206	11,564
Shares repurchased	(18,214)	(167,343)	(27,432)	(263,127)

Net Increase / (Decrease)	(8,059)	$(73,726)	(16,662)	$(159,653)

	Tax-Exempt Bond Fund
	Fiscal Period Ended September 30, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	494	$5,709	920	$10,518	1,272	$14,392
Reinvestment of distributions	104	1,200	152	1,730	183	2,067
Shares repurchased	(1,074)	(12,421)	(1,533)	(17,468)	(2,663)	(30,083)

Net Increase / (Decrease)	(476)	$(5,512)	(461)	$(5,220)	(1,208)	$(13,624)

Class C
Sale of shares	259	$2,996	576	$6,588	756	$8,588
Reinvestment of distributions	28	322	41	465	43	484
Shares repurchased	(617)	(7,126)	(666)	(7,583)	(739)	(8,349)

Net Increase / (Decrease)	(330)	$(3,808)	(49)	$(530)	60	$723

Class I
Sale of shares	2,773	$32,072	1,916	$21,874	2,664	$30,145
Reinvestment of distributions	161	1,868	191	2,180	173	1,952
Shares repurchased	(1,827)	(21,133)	(1,696)	(19,357)	(2,889)	(32,489)

Net Increase / (Decrease)	1,107	$12,807	411	$4,697	(52)	$(392)

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

	Wealth Masters Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	312	$4,201	1,889	$28,329
Reinvestment of distributions	74	981	82	1,205
Shares repurchased	(2,195)	(29,176)	(1,740)	(25,440)

Net Increase / (Decrease)	(1,809)	$(23,994)	231	$4,094

Class C
Sale of shares	200	$2,581	1,134	$16,676
Reinvestment of distributions	40	520	39	567
Shares repurchased	(1,124)	(14,664)	(680)	(9,890)

Net Increase / (Decrease)	(884)	$(11,563)	493	$7,353

Class I
Sale of shares	600	$8,275	1,346	$20,069
Reinvestment of distributions	47	630	74	1,097
Shares repurchased	(1,717)	(22,935)	(2,336)	(33,811)

Net Increase / (Decrease)	(1,070)	$(14,030)	(916)	$(12,645)

Note 7. 10% Shareholders

As of September 30, 2016, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Bond Fund	22%	2
CA-Tax Exempt Bond Fund	33	1
Essential Resources Fund	91	1	*
Low Duration Income Fund	27	2
Low Volatility Equity Fund	69	2
Multi-Sector Intermediate Bond Fund	11	1
Senior Floating Rate Fund	35	2
Tax-Exempt Bond Fund	11	1
Wealth Masters Fund	18	1

*	Includes affiliated shareholder account(s)

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2016, the following Funds held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
Essential Resources Fund	Industrials	27%
Wealth Masters Fund	Consumer Discretionary	32

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond Fund	$74,772	$2,662	$(310)	$2,352
CA Tax-Exempt Bond Fund	28,050	2,171	(21)	2,150
Essential Resources Fund	4,817	213	(302)	(89)
High Yield Fund	75,161	2,440	(2,691)	(251)
Low Duration Income Fund	394,737	4,605	(529)	4,076
Low Volatility Equity Fund Securities	3,076	616	—	616
Low Volatility Equity Fund Options	(2)	—	—	—
Multi-Sector Intermediate Bond Fund	303,468	9,897	(13,162)	(3,265)
Senior Floating Rate Fund	599,139	4,255	(16,215)	(11,960)
Tax-Exempt Bond Fund	187,658	13,783	(413)	13,370
Wealth Masters Fund	76,169	8,669	(3,889)	4,780

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	2018	No Expiration		Total
	Short-Term	Short-Term	Short-Term	Long-Term	Short-Term	Long-Term
Bond Fund	$3,149	$—	$590	$858	$3,739	$858
Essential Resources Fund	—	—	37	—	37	—
High Yield Fund	13,758	9,151	936	1,348	23,845	1,348
Low Duration Income Fund	1,168	—	128	644	1,296	644
Low Volatility Equity Fund	—	—	96	145	96	145
Multi-Sector Intermediate Bond Fund	—	—	3,254	3,906	3,254	3,906
Senior Floating Rate Fund	—	—	3,474	9,164	3,474	9,164
Wealth Masters Fund	—	—	—	36	—	36

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2016, certain Funds deferred and recognized post-October losses as follows:

Fund	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Bond Fund	$—	$—	$386	$1,302
Essential Resources Fund	—	—	356	—
High Yield Fund	—	—	1,023	2,043
Low Duration Income Fund	—	—	—	140
Low Volatility Equity Fund	—	—	310	—
Multi-Sector Intermediate Bond Fund	—	—	4,369	6,431
Senior Floating Rate Fund	—	—	11,582	9,748
Tax-Exempt Bond Fund	—	—	—	86
Wealth Masters Fund	—	—	3,244	—

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedules of Investments) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Bond Fund	$125	$—	$—
CA Tax-Exempt Bond Fund	—	161	48
Essential Resources Fund	29	—	—
High Yield Fund	120	—	—
Low Duration Income Fund	242	—	—
Low Volatility Equity Fund	16	—	—
Multi-Sector Intermediate Bond Fund	1,172	—	—
Senior Floating Rate Fund	758	—	—
Tax-Exempt Bond Fund	—	258	109
Wealth Masters Fund	286	—	—

For the period ended September 30, 2016, the CA Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund distributed $936 and $3,842 of exempt interest dividends, respectively.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

		2016					2015
	Tax Exempt Income	Ordinary income	Long-Term Capital Gains		Total	Tax Exempt Income	Ordinary income	Long-Term Capital Gains	Tax Return of Capital	Total
Bond Fund	$—	$2,243	$—		$2,243	$—	$2,207	$—	$379	$2,586
CA Tax-Exempt Bond Fund	936	18	706		1,660	1,130	33	1,061	—	2,224
Essential Resources Fund	—	31	—	(1)	31	—	—	—	—	—
High Yield Fund	—	3,678	—		3,678	—	4,752	—	—	4,752
Low Duration Income Fund	—	4,715	—		4,715	—	3,654	—	543	4,197
Low Volatility Equity Fund	—	49	45		94	—	15	—	—	15
Multi-Sector Intermediate Bond Fund	—	12,588	—		12,588	—	14,411	3,975	1,912	20,298
Senior Floating Rate Fund	—	21,463	—		21,463	—	32,389	1,003	—	33,392
Tax-Exempt Bond Fund	3,842	24	—		3,866	4,923	19	149	—	5,091
Wealth Masters Fund	—	1,747	519		2,266	—	2,974	48	—	3,022

(1) Amount is less than $500.

Note 11. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2016, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Bond Fund	$—	$(126)	$126
CA Tax-Exempt Bond Fund	—	—	—
Essential Resources Fund	—	(2)	2
High Yield Fund	—	—	—
Low Duration Income Fund	—	—	—
Low Volatility Equity Fund	—	—	—
Multi-Sector Intermediate Bond Fund	—	(304)	304
Senior Floating Rate Fund	—	(84)	84
Tax-Exempt Bond Fund	—	—	—
Wealth Masters Fund	—	—	—

(1) Amount less than $500.

Note 12. Regulatory	Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note 13. Borrowings

($ reported in thousands)

On June 29, 2016, the Funds as well as other funds of the Trust (with the exception of the Senior Floating Rate Fund) renewed a $50,000 secured line of Credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Funds to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the Agreement. The agreement has a term of 364 days and is renewable by the Funds with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

No Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2016.

On April 30, 2012, the Senior Floating Rate Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $125,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended September 30, 2016, were $197 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From October 1, 2015 to September 30, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $24,124 and 1.222%, respectively. At September 30, 2016, the Fund had $30,000 in such outstanding borrowings with an interest rate of 1.374%.

Note 14. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The following Funds held securities considered to be illiquid at September 30, 2016:

Fund	Aggregate Value	% of Fund’s net assets
Bond Fund	$324	0.42%
High Yield Fund	262	0.34
Multi-Sector Intermediate Bond Fund	1,355	0.45
Senior Floating Rate Fund	5,117	0.93

None of the securities referenced in this table are restricted.

At September 30, 2016, the Funds did not hold any securities that are both illiquid and restricted.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there the following subsequent events require recognition or disclosure in the financial statements.

Effective November 3, 2016, the Virtus Bond Fund, Virtus High Yield Fund and Virtus Senior Floating Rate Fund began offering Class R6 Shares.

Effective November 1, 2016, the expense limits applicable to Virtus High Yield Fund (as discussed in Note 4C) have changed. The new limits are set forth in the Prospectus Supplement for that Fund dated November 1, 2016, in the back of this Shareholder Report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Essential Resources Fund, Virtus High Yield Fund, Virtus Low Duration Bond Fund, Virtus Low Volatility Equity Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus Senior Floating Rate Fund, Virtus Tax-Exempt Bond Fund, and Virtus Wealth Masters Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2016

(Unaudited)

For the fiscal year ended September 30, 2016, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Bond Fund	0%	0%	$—
CA Tax-Exempt Bond Fund	—	—	214
Essential Resources Fund	100	58	—
High Yield Fund	—	—	—
Low Duration Income Fund	—	—	—
Low Volatility Equity Fund	100	100	—
Multi-Sector Intermediate Bond Fund	—	—	—
Senior Floating Rate Fund	—	—	—
Tax-Exempt Bond Fund	—	—	258
Wealth Masters Fund	100	100	10

For federal income tax purposes, 100% and 99% of the income dividends paid by the CA Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund, respectively qualify as exempt-interest dividends.

For the period ended September 30, 2016, the Essential Resources Fund (the “Fund”) recognized $79 ($ reported in thousands) of foreign source income on which the Fund paid foreign taxes of $7 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended and the Treasury Regulations thereunder.

CONSIDERATION OF SUBADVISORY AGREEMENTS FOR VIRTUS EMERGING MARKETS EQUITY INCOME FUND AND VIRTUS ESSENTIAL RESOURCES FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. As further discussed below, at meetings held on January 26, 2016, and February 23-24, 2016, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved interim and new subadvisory agreements (together, the “Subadvisory Agreements”) with Kleinwort Benson Investors International, Ltd. (“KBII” or the “Subadviser”), subadviser to the Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (each a “Fund” and collectively, the “Funds”).

KBII has served as the subadviser to each Fund since inception, and the Board previously approved subadvisory agreements with KBII (the “Old Subadvisory Agreements”) in 2014 and 2015. On January 13, 2016, Oddo & Cie, a French financial services group based primarily in Europe, (“Oddo”) acquired in excess of 25% of the outstanding shares of BHF Kleinwort Benson SA (“BHFKB”), an indirect parent of KBII. Under the 1940 Act, an acquisition of more than 25% of the voting shares of a company is generally considered to be a change in control. As the indirect parent company of KBII, a change in control at BHFKB also causes a change in control at KBII. Under the 1940 Act, when a change in control occurs, affected subadvisory agreements automatically terminate. In order to continue utilizing KBII as a subadviser, at a telephonic meeting held on January 26, 2016, the Board approved an interim subadvisory agreement (the “Interim Subadvisory Agreement”) effective January 13, 2016, with the proviso that such agreement may not continue for a period of more than 150 days from the termination event or the date on which a new subadvisory agreement is entered into. At an in-person meeting held on February 23-24, 2016, the Board then approved the new investment subadvisory agreement (the “New Subadvisory Agreement”) with KBII. The New Subadvisory Agreement was approved by shareholders on May 26, 2016.

In considering the approval of the Interim Subadvisory Agreement and the New Subadvisory Agreement (collectively, the “Subadvisory Agreements”), the Board requested and evaluated information provided by Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of the Subadvisory Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and already provided by the Subadviser for the Funds, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Basis	for the Board’s Recommendation

In making its determination with respect to the Interim Subadvisory Agreement, the Board took into account that it was approving an agreement of limited duration and that the Board would have an opportunity to consider a new subadvisory agreement at a meeting to be scheduled in the near future. The Board noted that the New Subadvisory Agreement would be submitted to shareholders for approval. The Board also took into consideration that the terms of Interim Subadvisory Agreement were substantially identical to the terms of the Old Subadvisory Agreements, including that there was no change in the compensation to be paid thereunder. The Board noted that the key difference between the Old Subadvisory Agreements and the Interim Subadvisory Agreement resulted from compliance with a regulatory requirement that interim advisory agreements have a limited term. The Board also considered that the Subadviser had been managing the Funds since they commenced operations, and that the Subadviser had stated that there would be no change in the scope or quality of services to be provided by it as a result of the change in control. Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Interim Subadvisory Agreement with KBII was in the best interests of each Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Interim Subadvisory Agreement with respect to each Fund.

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would continue to provide portfolio management, compliance with each Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement and had done so under the Old Subadvisory Agreements and the Interim Subadvisory Agreement, and noted the breadth and depth of experience of the portfolio managers. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to each Fund; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Funds was reasonable.

•	Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as data furnished in connection with the consideration of the New Subadvisory Agreement. The Board noted that the Emerging Markets Equity Income Fund had underperformed its benchmark for the 1- and 3-year periods, and considered the Subadviser’s explanation for the underperformance. The Board also noted that the Essential Resources Fund had a limited performance history, but that the Fund had outperformed its benchmark since its inception in March of 2015. After reviewing these and related factors, the Board concluded that the Subadviser’s overall performance was satisfactory.

•	Subadvisory Fee. The Board took into account that each Fund’s subadvisory fees are paid by the Adviser and not by the Funds, so that the Funds’ shareholders would not be directly impacted by those fees. The Board also noted that the fees under the New Subadvisory Agreement would be unchanged from those in the Old Subadvisory Agreements and the Interim Subadvisory Agreement. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

CONSIDERATION OF SUBADVISORY AGREEMENTS FOR VIRTUS EMERGING MARKETS EQUITY INCOME FUND AND VIRTUS ESSENTIAL RESOURCES FUND

BY THE BOARD OF TRUSTEES (Continued)

•	Profitability and economies of scale. In considering the expected profitability to the Subadviser of its relationship with the Funds, the Board noted that the fees under the New Subadvisory Agreement would be paid by the Adviser out of the advisory fees that it receives under its Advisory Agreement and not by the Funds The Board also noted that there was no change to the subadvisory fee under the New Subadvisory Agreement. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board relied on the ability of VIA to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from its relationship with the Funds was not a material factor in approval of the New Subadvisory Agreement.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from its relationship with the Funds and concluded that there were no other direct benefits to the Subadviser in providing investment advisory services to each Fund, other than the fees to be earned although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement with KBII was in the best interests of each Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to each Fund.

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

At a special meeting of shareholders of all series of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust, held on May 19, 2016, shareholders of Virtus Opportunities Trust (the “Trust”) voted on the following proposals:

	Number of Eligible Votes:
Proposal 1.	FOR	AGAINST	ABSTAIN
To elect six Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected.
George R. Aylward	1,145,056,198.477	24,756,597.221	0
Thomas J. Brown	1,144,160,222.050	25,652,573.650	0
Donald C. Burke	1,145,758,834.912	24,053,960.790	0
Roger A. Gelfenbien	1,144,297,795.833	25,514,999.865	0
John R. Mallin	1,144,938,076.292	24,874,719.410	0
Hassell H. McClellan	1,143,864,433.134	25,948,362.566	0

Shareholders of the Trust voted to approve the above proposal.

	Number of Eligible Votes:
Proposal 2.	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus CA Tax Exempt Bond Fund	1,258,194.893	91,895.368	41,271.245
Virtus Emerging Markets Debt Fund	3,015,152.206	198.283	0
Virtus Emerging Markets Equity Income Fund	3,672,832.400	0	0
Virtus Emerging Markets Opportunities Fund	620,793,093.034	25,302,093.728	9,306,937.262
Virtus Emerging Markets Small-Cap Fund	494,281.793	0	0
Virtus Essential Resources Fund	504,931.913	0	0
Virtus Foreign Opportunities Fund	27,726,679.250	666,663.374	564,703.507
Virtus Greater European Opportunities Fund	818,457.900	37,502.974	15,676.215
Virtus International Small-Cap Fund	3,074,638.276	5,991.041	10,261.000
Virtus International Wealth Masters Fund	518,044.295	0	0
Virtus Low Duration Income Fund	10,449,114.393	779,684.940	311,840.943
Virtus Multi-Sector Intermediate Bond Fund	11,147,670.008	724,253.699	406,427.672
Virtus Multi-Sector Short Term Bond Fund	618,834,424.483	21,316,032.964	14,819,955.463

Shareholders of the Funds listed above voted to approve the above proposal.

	Number of Eligible Votes:
Proposal 6.	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Foreign Opportunities Fund	27,568,524.708	741,409.046	648,118.377
Virtus Multi-Sector Short Term Bond Fund	615,281,810.614	22,749,361.497	16,939,237.795

Shareholders of the Funds listed above voted to approve the above proposal.

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 26, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (collectively, the “Funds”), each a series of Virtus Opportunities Trust, held on May 26, 2016, shareholders voted on the following proposal:

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a new subadvisory agreement between Virtus Investment Advisers, Inc., the Funds’ Investment Adviser, and Kleinwort Benson Investors International, Ltd., the Funds’ Subadviser.
Virtus Emerging Markets Equity Income Fund	3,697,072.869	0	0
Virtus Essential Resources Fund	506,647.913	0	0

Shareholders of the Funds voted to approve the above proposal.

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JUNE 16, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Bond Fund, Virtus Global Infrastructure Fund, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus International Real Estate Securities Fund and Virtus Senior Floating Rate Fund (each a “Fund”), held on June 16, 2016, shareholders of each Fund voted on the following proposal:

	Number of Eligible Votes:
Proposal 2.	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus Bond Fund	3,027,478.512	194,272.268	147,040.417
Virtus Global Infrastructure Fund	3,636,950.694	307,905.417	172,360.145
Virtus Global Real Estate Securities Fund	1,661,823.911	122,802.243	36,355.685
Virtus High Yield Fund	6,737,350.870	765,216.446	446,105.991
Virtus International Real Estate Securities Fund	2,728,863.703	48,714.840	63,894.599
Virtus Senior Floating Rate Fund	30,432,212.381	775,729.890	326,306.209

Shareholders of the Funds listed above voted to approve the above proposal.

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JULY 18, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund, Virtus Wealth Masters Fund, Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund, held on July 18, 2016, shareholders of the Funds voted on the following proposals:

	Number of Eligible Votes:
Proposal 2.	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus Global Equity Trend Fund	2,071,338.688	221,721.989	61,016.655
Virtus Global Opportunities Fund	6,475,669.315	399,601.579	221,211.057
Virtus Herzfeld Fund	2,285,754.412	134,756.871	89,510.278
Virtus International Equity Fund	347,976.498	45,434.960	4,980.529
Virtus Low Volatility Equity Fund	234,510.520	7,334.000	90,835.796
Virtus Real Estate Securities Fund	14,196,247.698	691,146.713	476,502.196
Virtus Sector Trend Fund	14,380,526.646	1,274,297.224	1,097,176.679
Virtus Wealth Masters Fund	2,759,756.937	182,003.481	154,822.394
Virtus Alternatives Diversifier Fund	2,054,425.037	135,901.800	177,500.739
Virtus Equity Trend Fund	47,080,228.694	3,814,318.119	2,960,680.324
Virtus Multi-Asset Trend Fund	7,428,521.065	660,946.728	521,389.418
Virtus Tax-Exempt Bond Fund	7,423,225.114	802,129.342	492,588.498

Shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund and Virtus Wealth Masters Fund voted to approve the above proposal. Shareholders of Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund did not approve the above proposal.

	Number of Eligible Votes:
Proposal 6.	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Sector Trend Fund	14,250,883.760	1,251,197.022	1,249,922.768
Virtus Real Estate Securities Fund	13,928,178.018	864,726.603	570,992.984

Shareholders of Virtus Sector Trend Fund voted to approve the above proposal. Shareholders of Virtus Real Estate Securities Fund did not approve the above proposal.

	Number of Eligible Votes:
Proposal 7.	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Multi-Sector Short Term Bond Fund	238,431,276.605	411,212,271.419	20,011,935.573
Virtus Real Estate Securities Fund	9,635,396.247	5,113,977.185	614,521.174
Virtus Sector Trend Fund	9,706,807.226	5,648,494.88	1,396,703.437

Shareholders of the Funds listed above did not approve the above proposal.

FUND MANAGEMENT TABLES

(UNAUDITED)

Information pertaining to the trustees and officers of the Trust as of September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2015 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2000 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

FUND MANAGEMENT TABLES (Continued)

(UNAUDITED)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Bond Fund, Virtus High Yield Fund,

and Virtus Senior Floating Rate Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 1, 2016 to the Summary Prospectuses dated January 28, 2016, as supplemented, and the Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

As of November 1, 2016, Virtus Bond Fund, Virtus High Yield Fund and Virtus Senior Floating Rate Fund are offering Class R6 Shares, in addition to the share classes already offered by the funds. Additionally, Virtus High Yield Fund has increased its expense reimbursement arrangement, effective November 1, 2016. Accordingly, the funds’ prospectuses are hereby amended to add the following disclosure.

Virtus Bond Fund

The cover page of the statutory prospectus is hereby revised by replacing the row showing ticker symbols for the fund’s share classes with the row shown below:

	A	B	C	I	R6	T
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX	VBFRX

The tables under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus are hereby revised to add the Class R6 column and to revise the associated footnotes as shown below:

Shareholder Fees (fees paid directly from your investment)	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fee	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.36%	(b)
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(c)	0.82%
Less: Fee Waiver and/or Expense Reimbursement(d)	(0.27%	)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	0.55%

(b)	Estimated for current fiscal year, as annualized.
(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 0.85% for Class A Shares, 1.60% for Class B Shares, 1.60% for Class C Shares, 0.60% for Class I Shares and 0.54% for Class R6 Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

The Example table is hereby revised to add the Class R6 row as shown below:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class R6	Sold or Held	$56	$235	$429	$988

Virtus High Yield Fund

The cover page of the statutory prospectus is hereby revised by replacing the row showing ticker symbols for the fund’s share classes with the row shown below:

	A	B	C	I	R6	T
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX	VRHYX

The tables under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus are hereby revised to reflect the new expense reimbursement arrangements, to add the Class R6 column and to revise the associated footnotes:

Shareholder Fees (fees paid directly from your investment)	Class A	Class B		Class C		Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		None		None	None
Maximum Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	(a)	1.00%	(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class B		Class C		Class I		Class R6
Management Fees	0.65%		0.65%		0.65%		0.65%		0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		1.00%		None		None
Other Expenses	0.42%		0.42%		0.42%		0.42%		0.36%	(b)
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(c)	1.33%		2.08%		2.08%		1.08%		1.02%
Less: Expense Reimbursement(d)	(0.32%	)	(0.32%	)	(0.32%	)	(0.32%	)	(0.32%	)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.01%		1.76%		1.76%		0.76%		0.70%

(a)	The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)	Estimated for current fiscal year, as annualized.
(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.00% for Class A Shares, 1.75% for Class B Shares, 1.75% for Class C Shares, 0.75% for Class I Shares and 0.69% for Class R6 Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$474	$750	$1,047	$1,890
Class B	Sold	$579	$821	$1,089	$2,193
	Held	$179	$621	$1,089	$2,193
Class C	Sold	$279	$621	$1,089	$2,385
	Held	$179	$621	$1,089	$2,385
Class I	Sold or Held	$78	$312	$564	$1,288
Class R6	Sold or Held	$72	$293	$532	$1,219

Virtus Senior Floating Rate Fund

The cover page of the statutory prospectus is hereby revised by replacing the row showing ticker symbols for the fund’s share classes with the row shown below:

	A	B	C	I	R6	T
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX	VRSFX

The tables under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, are hereby revised to add the Class R6 column and to revise the associated footnote as shown below:

Shareholder Fees (fees paid directly from your investment)	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fee	0.60%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.29%	(b)
Total Annual Fund Operating Expenses	0.89%

(b)	Estimated for current fiscal year, as annualized.

The Example table is hereby revised to add the Class R6 row as shown below:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class R6	Sold or Held	$91	$284	$493	$1,096

All Funds

In the first table in the section “More Information About Fund Expenses” on page 128 of the statutory prospectus, the rows corresponding to the funds are hereby replaced with the following.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Bond Fund	0.85%	1.60%	1.60%	0.60%	0.54%	N/A	January 31, 2017
Virtus High Yield Fund	1.00%	1.75%	1.75%	0.75%	0.69%	N/A	January 31, 2017
Virtus Senior Floating Rate Fund*	1.20%	N/A	1.95%	0.95%	0.89%	N/A	January 31, 2017

In the second table in the section “More Information About Fund Expenses” on page 129 of the statutory prospectus, the rows corresponding to the funds are hereby replaced and an associated footnote has been added.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares		Class T Shares
Virtus Bond Fund	0.86%	1.61%	1.61%	0.61%	0.55%		N/A
Virtus High Yield Fund**	1.16%	1.91%	1.91%	0.91%	0.85%	***	N/A
Virtus Senior Floating Rate Fund*	1.20%	N/A	1.95%	0.95%	0.89%		N/A

**	Rates shown reflect prior expense reimbursement arrangements.
***	Estimated based on then existing share classes.

Under “What are the classes and how do they differ?” on page 202 of the statutory prospectus, the table in this section is hereby amended to read “None” in the column entitled “Class R6” for Virtus Bond Fund, Virtus High Yield Fund and Virtus Senior Floating Rate Fund.

The Class R6 Shares subheading under “What arrangement is best for you?” on pages 202-204 of the statutory prospectus is hereby amended to read:

Class R6 Shares (Virtus Bond Fund, Virtus Emerging Markets Opportunities Fund, Virtus Equity Trend Fund, Virtus Foreign Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus International Small-Cap Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus MultiSector Short Term Bond Fund, Virtus Real Estate Securities Fund and Virtus Senior Floating Rate Fund only).

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/BFHYFSFRFAddR6NewExpCap (11/16)

Virtus Emerging Markets Equity Income Fund

and Virtus Essential Resources Fund,

each a series of Virtus Opportunities Trust

Supplement dated September 13, 2016 to the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”), each dated January 28, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 1, 2016, the subadviser to the above-named funds changed its name from Kleinwort Benson Investors International, Ltd. to KBI Global Investors (North America) Ltd. Accordingly, all references to the subadviser’s previous name in each fund’s summary prospectus, the statutory prospectus and SAI are hereby changed to reflect the subadviser’s new name, KBI Global Investors (North America) Ltd. and references to the defined term “KBII” are hereby changed to “KBIGI (North America).” Also, KBIGI (North America)’s affiliate, Kleinwort Benson Investors Dublin Ltd., has changed its name to KBI Global Investors Ltd. Accordingly, all references to that entity’s previous name in each fund’s summary prospectus, the statutory prospectus and SAI are hereby changed to reflect its new name, KBI Global Investors Ltd.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020 KBIINameChange (9/2016)

Virtus Low Volatility Equity Fund, a series of Virtus Opportunities Trust

Supplement dated September 7, 2016 to the Summary and Statutory Prospectuses dated January 28, 2016

IMPORTANT NOTICE TO INVESTORS

Effective September 7, 2016, Michael Davis and Warun Kumar are added as portfolio managers of the fund. Accordingly, the disclosure under “Portfolio Management” in the summary prospectuses and in the summary section of the statutory prospectus is hereby revised to read:

> Michael Davis, a Portfolio Manager at Rampart is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

> Brendan R. Finneran, Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since June 2013.

> Robert F. Hofeman, Jr., Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since June 2013.

> Warun Kumar, Chief Investment Officer and Portfolio Manager at Rampart, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

In the section “Portfolio Management” on page 188 of the statutory prospectus, the table under the subheading “Rampart” is hereby replaced with the following:

Virtus Low Volatility Equity Fund	Michael Davis (since September 2016)
Brendan R. Finneran (since June 2013)
Robert F. Hofeman, Jr. (since June 2013)
Warun Kumar (since September 2016)

The narrative under the referenced table is hereby amended by adding the following biographical information for Mr. Davis and Mr. Kumar:

Michael Davis. Mr. Davis is Portfolio Manager at Rampart (since September 2016) and at VIA (since 2014) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

Warun Kumar. Mr. Kumar is Chief Investment Officer and Portfolio Manager at Rampart (since October 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2016.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/LVE PMChanges (9/2016)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8008	11-16

ANNUAL REPORT

Virtus Real Estate Securities Fund

September 30, 2016

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Real Estate Securities Fund

(“Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the 12-month period was positive for many asset classes.

For the 12 months ended September 30, 2016, U.S. small-cap stocks kept pace with U.S. large-cap stocks, as measured by the 15.47% and 15.43% returns of the Russell 2000® Index and S&P 500® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.78%, while the MSCI EAFE® Index (net) returned 6.52%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.06% one year earlier. For the 12 months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.19%, while non-investment grade bonds rose 12.73%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,039.70	1.41%	$7.19
Class B	1,000.00	1,035.70	2.16	10.99
Class C	1,000.00	1,035.40	2.16	10.99
Class I	1,000.00	1,041.10	1.16	5.92
Class R6	1,000.00	1,041.70	0.99	5.05

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.95	1.41	7.11
Class B	1,000.00	1,014.20	2.16	10.88
Class C	1,000.00	1,014.20	2.16	10.88
Class I	1,000.00	1,019.20	1.16	5.86
Class R6	1,000.00	1,020.05	0.99	5.00

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS

SEPTEMBER 30, 2016 (Unaudited)

Bank of England

The Bank of England is the United Kingdom’s Central Bank.

Bank of Japan

The Bank of Japan is the Japanese Central Bank.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable.

Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (GICS)

The Global Industry Classification Standard (GICS) is a standardized classification system for equities that was developed by, and is the exclusive property and a service mark of, MSCI Inc. (MSCI) and Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P). As of September 1, 2016, the GICS structure comprises 11 sectors, 24 industry groups, 68 industries, and 157 subindustries.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The

4

VIRTUS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

REAL ESTATE SECURITIES FUND Fund Summary Portfolio Manager Commentary by Duff & Phelps Investment Management Co.	Ticker Symbols: Class A: PHRAX Class B: PHRBX Class C: PHRCX Class I: PHRIX Class R6: VRREX

¢	The Fund is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 15.58%, Class B shares returned 14.70%, Class C shares returned 14.70%, Class I shares returned 15.85% and Class R6 shares returned 16.06%. For the fiscal year, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 19.86%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

U.S. real estate equities outperformed U.S. equities during the 12 months ended September 30, 2016, as measured by the 19.86% increase in the FTSE NAREIT Equity REITs Index versus the 15.43% increase in the S&P 500® Index.

In many ways the macro environment during the Fund’s fiscal year came full circle. While global central banks remained rather dovish over the course of the fiscal year, at the outset in December 2015, the U.S. Federal Reserve (“the Fed”) announced an increase in the target range for the federal funds rate to 0.25% to 0.50% after seven years in the 0% to 0.25% range. While admittedly this was a small move, it was the first time the Fed increased rates in over nine years. At that time the Fed also appeared to be signaling that several more rate increases would be coming in the next year.

The likelihood of further rate increases quickly faded as policy uncertainty out of China and concerns regarding global economic growth sent global equity markets into a tailspin in early 2016. Also of note during the first quarter of 2016 were further monetary policy actions by the Bank of Japan (“BOJ”) and European Central Bank (“ECB”) seeking to stimulate economic growth and inflation. The BOJ embraced for the first time a negative interest rate policy and the ECB extended its negative interest rate policy.

During the second quarter of 2016, voters in the U.K. delivered a shocking result on June 23 to leave the European Union (“EU”). Despite polls indicating that the result would be close, very few observers actually believed that the “Brexit” camp would carry the day. Volatility in the global equity and currency markets spiked dramatically following the vote, with the British pound falling 11.1% in the first two days. The U.K. political situation also became more uncertain as Prime Minister Cameron announced his resignation, and Theresa May was appointed as his successor on July 11. It became apparent that Article 50, a two-year negotiating process for the U.K. to leave the EU, would not be engaged anytime soon. As of the end of the Fund’s fiscal year, the ultimate implications of Brexit on the U.K. and the broader European Union remained very uncertain and would likely take months, if not years, to gain greater clarity. In the meantime, U.K. risk premiums increased and the British pound experienced increased pressure.

As the Fund’s fiscal year came to a close, the Fed appeared once again to be contemplating an increase in the federal funds rate after not raising it since December 2015. Based on the rhetoric leading up to their respective September policy meetings and the meetings themselves, major global central banks seemed to be questioning to varying degrees the efficacy of current monetary policy to achieve their medium term inflation goals. More than ever, central bankers appeared to be indicating that it would be difficult to achieve their inflation goals without an assist from fiscal policy and structural economic reforms.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

REAL ESTATE SECURITIES FUND (Continued)

To provide further support of these events on the bond market, the 10-Year U.S. Treasury started the Fund’s fiscal year with a yield of 2.04%, sold off to a peak yield in November 2015 of 2.34%, then rallied on and off again to a low yield of 1.36% post the Brexit vote in the U.K., to finally finish the fiscal year at 1.59%.

Thematically, real estate companies remained active on the capital raising front, particularly in the U.S., Europe excluding the U.K., and Japan as they looked to fund redevelopment, development, and acquisitions of companies or portfolios of assets. In addition, it was a common occurrence for companies to lock in long-term, inexpensive fixed-rate debt. Portfolio pruning and asset recycling were additional sources of capital and were more evident in the U.S. than in other markets, as is often the case. We also witnessed ongoing mergers and acquisition activity. Our global travels during the period brought us to numerous countries and cities in the U.S., Europe, and Asia Pacific regions and were helpful in providing timely updates on the space and asset markets in each locale. Additionally, quality time was spent visiting existing REIT holdings in the Fund and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends.

From our time spent in London, it was difficult to detect negative ramifications from the fallout of the Brexit vote. On the contrary, the anecdotal observations were positive as it related to tourist activity and retail spending, both of which have benefited from the dramatic fall in the British pound since the June vote. However, based on the limited amount of commercial real estate transaction activity since the vote, we know there has been a small negative impact to real estate values, particularly city-oriented offices, and that rental levels have softened a bit. While we have yet to witness a Brexit-related benefit to other cities, it could be an incremental future demand driver for the likes of Paris, Frankfurt, Dublin, and New York, should possible relocations from London occur. For the time being, decision making, as it relates to London office space, has slowed. As a whole, new office development would be needed in any of the European cities mentioned to accommodate a significant move, were it to occur, from London. New York would also be in a position to absorb demand from London.

After the market closed on August 31, real estate became the eleventh sector of the Global Industry Classification Standard (“GICS”) – the first sector added since the classification system was created in 1999. Importantly, we believe this decision reflects the views of industry participants that real estate is a separate asset class with distinct investment characteristics, particularly relative to other financial companies.

What factors affected the Fund’s performance during its fiscal year?

For the one-year period ended September 30, 2016, the Fund demonstrated solid performance, yet lagged its style-specific benchmark. The Fund’s relative performance to the benchmark was driven by security selection and sector allocation, as both detracted from performance over the period.

On the whole, central banks remained dovish throughout the fiscal year, as witnessed by the Fed, ECB, BOJ, and Bank of England (“BOE”), and global bonds rallied. Although early in the Fund’s fiscal year, the Fed was predicting three to four staggered increases in the federal funds rate for 2016, it did not raise rates further after December 2015. As a result, any portfolio management steps taken to position for such moves, while one could suggest were prudent, were, in fact, premature. In fact, in the U.S., the best performing property sector was freestanding retail, a property sector with the longest lease durations, and the most bond-like in the benchmark.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

REAL ESTATE SECURITIES FUND (Continued)

Within U.S. property sectors, freestanding retail, data centers (which became a new property sector late in 2015), and industrial demonstrated the best total returns over the last 12 months. Lodging, self-storage, and apartments were the laggards, yet all property sectors delivered positive returns.

Based on both property sector allocation and security selection, the largest positive contributors to the Fund’s relative performance during the fiscal year were the industrial sector, as a result of an overweight allocation and strong performance; health care, as a result of an underweight allocation; and diversified, due to an underweight allocation.

The most significant detractors from the Fund’s relative performance during the fiscal year were lodging, due to an overweight allocation during its period of underperformance and security selection; freestanding retail, due to an underweight allocation and its top performance among property sectors in an environment that favored the bond-like qualities of the sector; and the office sector, resulting from an overweight allocation and security selection.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2016.
Office	14%
Apartments	12
Shopping Centers	11
Industrials	11
Data Centers	11
Regional Malls	11
Self Storage	8
Other	22

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

REAL ESTATE SECURITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV[2]	15.58%	14.79%	5.86%	—	—
Class A Shares at POP[3,4]	8.93	13.44	5.24	—	—
Class B Shares at NAV[2]	14.70	13.93	5.06	—	—
Class B Shares with CDSC[4]	10.87	13.93	5.06	—	—
Class C Shares with NAV[2] and with CDSC[4]	14.70	13.93	5.07	—	—
Class I Shares at NAV[2]	15.85	15.08	—	5.28%	12/29/06
Class R6 Shares at NAV[2]	16.06	—	—	9.10	11/12/14
S&P 500® Index	15.43	16.37	7.24	—[5]	—
FTSE NAREIT Equity REITs Index	19.86	15.91	6.35	—[6]	—

Fund Expense Ratios7: A Shares: 1.36%, B Shares: 2.11%, C Shares: 2.11%, I Shares: 1.11%, R6 Shares 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases on which a finder’s fee was paid and all redemptions of Class C shares are 1% within the first year and 0% thereafter.
[5]	The index returned 6.71% for Class I shares and 5.56% for Class R6 shares since the inception date of the respective class.
[6]	The index returned 5.53% for Class I shares and 10.30% for Class R6 shares since the inception date of the respective class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A,

Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

9

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—98.8%
REAL ESTATE INVESTMENT TRUSTS—98.8%
DATA CENTERS—10.7%
Coresite Realty Corp.	270,900	$20,057
CyrusOne, Inc.	196,000	9,324
Digital Realty Trust, Inc.	512,850	49,808
Equinix, Inc.	148,500	53,497

		132,686

DIVERSIFIED—4.1%
Vornado Realty Trust	506,700	51,283

		51,283

HEALTH CARE—7.7%
Healthcare Realty Trust, Inc.	627,775	21,382
Healthcare Trust of America, Inc. Class A	948,200	30,931
Ventas, Inc.	390,361	27,571
Welltower, Inc.	212,241	15,869

		95,753

INDUSTRIAL/OFFICE—24.4%
Industrial—10.9%
DCT Industrial Trust, Inc.	979,303	47,545
Duke Realty Corp.	1,613,952	44,109
Prologis, Inc.	802,752	42,980

		134,634

Office—13.5%
Boston Properties, Inc.	108,983	14,853
Cousins Properties, Inc.	1,219,170	12,728
Douglas Emmett, Inc.	820,829	30,067
Highwoods Properties, Inc.	654,942	34,135
Kilroy Realty Corp.	667,942	46,322
Paramount Group, Inc.	1,808,236	29,637

		167,742

Total Industrial/Office		302,376

LODGING/RESORTS—3.6%
Host Hotels & Resorts, Inc.	808,986	12,596
Pebblebrook Hotel Trust	573,363	15,251
RLJ Lodging Trust	801,652	16,859

		44,706

	SHARES	VALUE

RESIDENTIAL—15.5%
Apartments—11.7%
American Campus Communities, Inc.	349,117	$17,760
Apartment Investment & Management Co. Class A	243,800	11,193
AvalonBay Communities, Inc.	176,290	31,351
Equity Residential	473,145	30,438
Essex Property Trust, Inc.	245,740	54,726

		145,468

Manufactured Homes—2.6%
Equity LifeStyle Properties, Inc.	216,053	16,675
Sun Communities, Inc.	189,300	14,856

		31,531

Single Family Homes—1.2%
American Homes 4 Rent Class A	682,300	14,765

		14,765

Total Residential		191,764

RETAIL—24.5%
Free Standing—2.8%
STORE Capital Corp.	1,182,843	34,858

		34,858

Regional Malls—10.6%
General Growth Properties, Inc.	1,057,575	29,189
Simon Property Group, Inc.	493,541	102,168

		131,357

Shopping Centers—11.1%
Brixmor Property Group, Inc.	1,153,696	32,061
Federal Realty Investment Trust	223,200	34,357
Regency Centers Corp.	447,700	34,693

See Notes to Financial Statements

10

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE

Shopping Centers (continued)
Tanger Factory Outlet Centers, Inc.	923,432	$35,977

		137,088

Total Retail		303,303

SELF STORAGE—8.3%
CubeSmart	1,264,650	34,474
Extra Space Storage, Inc.	394,183	31,302
Public Storage	165,692	36,973

		102,749
TOTAL COMMON STOCKS (Identified Cost $795,302)		1,224,620
TOTAL LONG TERM INVESTMENTS—98.8%
(Identified Cost $795,302)		1,224,620
TOTAL INVESTMENTS—98.8% (Identified Cost $795,302)		1,224,620	(1)
Other assets and liabilities, net—1.2%		14,677

NET ASSETS—100.0%		$1,239,297

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,224,620	$1,224,620

Total Investments	$1,224,620	$1,224,620

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

11

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

($ Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,224,620
Cash	9,588
Receivables
Investment securities sold	11,000
Fund shares sold	3,996
Dividends and interest receivable	5,136
Prepaid expenses	57
Prepaid trustee retainer	27
Other assets	17

Total assets	1,254,441

Liabilities
Payables
Fund shares repurchased	5,351
Investment securities purchased	8,231
Investment advisory fees	762
Distribution and service fees	168
Administration fees	126
Transfer agent fees and expenses	381
Professional fees	13
Trustee fees and expenses	29
Trustee deferred compensation plan	17
Other accrued expenses	66

Total liabilities	15,144

Net Assets	$1,239,297

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$654,957
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss)	155,022
Net unrealized appreciation (depreciation) on investments	429,318

Net Assets	$1,239,297

Class A
Net asset value (net assets/shares outstanding) per share	$36.87
Maximum offering price per share NAV/(1-5.75%)	$39.12
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,378,976
Net Assets	$530,135
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$36.28
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,437
Net Assets	$524
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$36.77
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,827,766
Net Assets	$67,216
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$36.83
Shares of beneficial interest outstanding, no par value, unlimited authorization	16,830,219
Net Assets	$619,818
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$36.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	586,517
Net Assets	$21,604

(1) Investment in securities at cost	$795,302

See Notes to Financial Statements

12

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

Investment Income
Dividends	$34,640
Interest	31

Total investment income	34,671

Expenses
Investment advisory fees	9,561
Service fees, Class A	1,462
Distribution and service fees, Class B	9
Distribution and service fees, Class C	669
Administration fees	1,629
Transfer agent fees and expenses	2,862
Registration fees	131
Printing fees and expenses	318
Trustees’ fees and expenses	127
Professional fees	47
Custodian fees	26
Miscellaneous expenses	93

Total expenses	16,934
Low balance account fees	—	(1)

Net expenses	16,934

Net investment income (loss)	17,737

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	207,975
Net change in unrealized appreciation (depreciation) on investments	(35,860)

Net gain (loss) on investments	172,115

Net increase (decrease) in net assets resulting from operations	$189,852

(1)	Amount is less than $500.

See Notes to Financial Statements

13

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$17,737	$21,459
Net realized gain (loss)	207,975	197,947
Net change in unrealized appreciation (depreciation)	(35,860)	(43,973)

Increase (decrease) in net assets resulting from operations	189,852	175,433

From Distributions to Shareholders
Net investment income, Class A	(7,500)	(9,863)
Net investment income, Class B	(4)	(10)
Net investment income, Class C	(382)	(399)
Net investment income, Class I	(9,664)	(11,111)
Net investment income, Class R6	(251)	(12)
Net realized short-term gains, Class A	(4,959)	(2,206)
Net realized short-term gains, Class B	(9)	(7)
Net realized short-term gains, Class C	(548)	(189)
Net realized short-term gains, Class I	(5,095)	(1,983)
Net realized short-term gains, Class R6	(91)	(—	)(1)
Net realized long-term gains, Class A	(92,687)	(36,741)
Net realized long-term gains, Class B	(183)	(122)
Net realized long-term gains, Class C	(10,113)	(3,144)
Net realized long-term gains, Class I	(93,730)	(33,016)
Net realized long-term gains, Class R6	(1,630)	(5)

Decrease in net assets from distributions to shareholders	(226,846)	(98,808)

From Share Transactions
Sale of shares
Class A (3,093 and 5,635 shares, respectively)	113,074	229,447
Class B (1 and —(2) shares, respectively)	18	14
Class C (184 and 249 shares, respectively)	6,659	10,111
Class I (4,851 and 3,839 shares, respectively)	174,976	156,081
Class R6 (562 and 55 shares, respectively)	21,137	2,219

Reinvestment of distributions
Class A (2,973 and 1,152 shares, respectively)	100,358	46,862
Class B (5 and 3 shares, respectively)	177	124
Class C (300 and 83 shares, respectively)	10,097	3,363
Class I (3,135 and 1,103 shares, respectively)	105,792	44,771
Class R6 (58 and —(2) shares, respectively)	1,972	17

Shares repurchased
Class A (7,850 and 10,962 shares, respectively)	(285,777)	(439,189)
Class B (29 and 43 shares, respectively)	(1,038)	(1,694)
Class C (377 and 330 shares, respectively)	(13,622)	(13,174)
Class I (8,024 and 6,450 shares, respectively)	(293,340)	(260,654)
Class R6 (77 and 12 shares, respectively)	(2,763)	(489)

Increase (decrease) in net assets from share transactions	(62,280)	(222,191)

Net increase (decrease) in net assets	(99,274)	(145,566)

Net Assets
Beginning of period	1,338,571	1,484,137

End of period	$1,239,297	$1,338,571

Accumulated undistributed net investment income (loss) at end of period	—	$64

(1)	Amount is less than $500.
(2)	Amount is less than 500 shares.

See Notes to Financial Statements

14

THIS PAGE INTENTIONALLY BLANK.

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
10/1/15 to 9/30/16	$38.45	0.47	4.80	5.27	(0.48)	(6.37)	(6.85)
10/1/14 to 9/30/15	36.65	0.51	3.76	4.27	(0.53)	(1.94)	(2.47)
10/1/13 to 9/30/14	35.10	0.29	3.86	4.15	(0.29)	(2.31)	(2.60)
10/1/12 to 9/30/13	34.19	0.36	0.91	1.27	(0.36)	—	(0.36)
10/1/11 to 9/30/12	26.05	0.21	8.24	8.45	(0.31)	—	(0.31)

Class B
10/1/15 to 9/30/16	$37.90	0.17	4.75	4.92	(0.17)	(6.37)	(6.54)
10/1/14 to 9/30/15	36.13	0.17	3.74	3.91	(0.20)	(1.94)	(2.14)
10/1/13 to 9/30/14	34.62	(0.01)	3.84	3.83	(0.01)	(2.31)	(2.32)
10/1/12 to 9/30/13	33.72	0.10	0.89	0.99	(0.09)	—	(0.09)
10/1/11 to 9/30/12	25.71	0.02	8.06	8.08	(0.07)	—	(0.07)

Class C
10/1/15 to 9/30/16	$38.37	0.20	4.78	4.98	(0.21)	(6.37)	(6.58)
10/1/14 to 9/30/15	36.59	0.22	3.73	3.95	(0.23)	(1.94)	(2.17)
10/1/13 to 9/30/14	35.04	0.01	3.87	3.88	(0.02)	(2.31)	(2.33)
10/1/12 to 9/30/13	34.14	0.08	0.92	1.00	(0.10)	—	(0.10)
10/1/11 to 9/30/12	26.02	(0.03)	8.22	8.19	(0.07)	—	(0.07)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.58)	$36.87	15.58%	$530,135	1.39	%(7)	1.29%	31%
1.80	38.45	11.34	621,507	1.36		1.26	22
1.55	36.65	12.75	745,473	1.38		0.79	28
0.91	35.10	3.70	745,631	1.40		1.00	30
8.14	34.19	32.49	789,925	1.41		0.67	24

(1.62)	$36.28	14.70%	$524	2.14	%(7)	0.48%	31%
1.77	37.90	10.51	1,418	2.11		0.42	22
1.51	36.13	11.91	2,770	2.13		(0.02)	28
0.90	34.62	2.92	3,978	2.15		0.29	30
8.01	33.72	31.49	6,761	2.16		0.07	24

(1.60)	$36.77	14.70%	$67,216	2.15	%(7)	0.55%	31%
1.78	38.37	10.49	66,023	2.11		0.56	22
1.55	36.59	11.91	62,889	2.13		0.04	28
0.90	35.04	2.93	63,005	2.15		0.23	30
8.12	34.14	31.48	60,941	2.16		(0.10)	24

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class I
10/1/15 to 9/30/16	$38.42	0.56	4.80	5.36	(0.58)	(6.37)	(6.95)
10/1/14 to 9/30/15	36.62	0.62	3.75	4.37	(0.63)	(1.94)	(2.57)
10/1/13 to 9/30/14	35.07	0.39	3.86	4.25	(0.39)	(2.31)	(2.70)
10/1/12 to 9/30/13	34.16	0.43	0.92	1.35	(0.44)	—	(0.44)
10/1/11 to 9/30/12	26.03	0.30	8.22	8.52	(0.39)	—	(0.39)

Class R6
10/1/15 to 9/30/16	$38.42	0.70	4.73	5.43	(0.64)	(6.37)	(7.01)
11/12/14(4) to 9/30/15	40.32	0.79	(0.06)	0.73	(0.69)	(1.94)	(2.63)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

18

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.59)	$36.83	15.85%	$619,818	1.14	%(7)	1.52%	31%
1.80	38.42	11.63	647,976	1.11		1.55	22
1.55	36.62	13.04	673,005	1.13		1.07	28
0.91	35.07	3.96	494,963	1.15		1.21	30
8.13	34.16	32.80	422,374	1.16		0.93	24

(1.58)	$36.84	16.06%	$21,604	0.98	%(7)	1.93%	31%
(1.90)	38.42	1.54 (6)	1,647	0.94	(5)	2.30 (5)	22

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Inception date of class.
(5)	Annualized.
(6)	Not annualized.
(7)	Expense ratios include extraordinary proxy expenses

See Notes to Financial Statements

19

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which the Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares and Class R6 shares for sale. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions, refer to the Fund’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the

20

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

21

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses

22

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

F.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statement of Operations for the period, as applicable.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1 Billion through $2 Billion	$2+ Billion
0.75%	0.70%	0.65%

B.	Subadviser

Duff & Phelps Investment Management Co. (the “Subadviser”), an indirect wholly owned subsidiary of Virtus, is the subadviser to the Fund. The subadviser manages the investments of the Fund for which the Subadviser is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2016, it retained net commissions of $16 for Class A shares and deferred sales charges of $4 for Class C shares.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the daily average net assets of each respective class at

23

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

the annual rates as follows: 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares. Class R6 shares and Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.

For the period ended September 30, 2016, the Fund incurred administration fees totaling $1,266 which are included in the Statement of Operations.

For the period ended September 30, 2016, the Fund incurred transfer agent fees totaling $2,786 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I	118,789	$4,375
Class R6	3,200	118

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2016, were as follows:

Purchases	Sales
$402,144	$663,310

There were no purchases or sales of long-term U.S. Government and agency securities for the period ended September 30, 2016.

24

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 5. Borrowings

($ reported in thousands)

On June 29, 2016, the Fund and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-fifth of the Fund’s total net assets in accordance with the Agreement. The agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2016.

Note 6. 10% Shareholders

As of September 30, 2016, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
22%	2*

* The shareholders are not affiliated with Virtus.

Note 7. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

25

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$814,521	$420,256	$(10,157)	$410,099

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$6,457	$167,784

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended September 30, 2016 and 2015 was as follows:

	Year Ended
	2016	2015
Ordinary Income	$28,503	$25,780
Long-Term Capital Gains	198,343	73,028

Total	$226,846	$98,808

Note 10. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint

26

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Real Estate Securities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

28

VIRTUS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2016

For the fiscal year ended September 30, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$196,075

29

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

At a special meeting of shareholders of all series of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust, held on May 19, 2016, shareholders of Virtus Opportunities Trust (the “Trust”) voted on the following proposals:

Proposal 1.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To elect six Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected.
George R. Aylward	1,145,056,198.477	24,756,597.221	0
Thomas J. Brown	1,144,160,222.050	25,652,573.650	0
Donald C. Burke	1,145,758,834.912	24,053,960.790	0
Roger A. Gelfenbien	1,144,297,795.833	25,514,999.865	0
John R. Mallin	1,144,938,076.292	24,874,719.410	0
Hassell H. McClellan	1,143,864,433.134	25,948,362.566	0

Shareholders of the Trust voted to approve the above proposal.

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus CA Tax Exempt Bond Fund	1,258,194.893	91,895.368	41,271.245
Virtus Emerging Markets Debt Fund	3,015,152.206	198.283	0
Virtus Emerging Markets Equity Income Fund	3,672,832.400	0	0
Virtus Emerging Markets Opportunities Fund	620,793,093.034	25,302,093.728	9,306,937.262
Virtus Emerging Markets Small-Cap Fund	494,281.793	0	0
Virtus Essential Resources Fund	504,931.913	0	0
Virtus Foreign Opportunities Fund	27,726,679.250	666,663.374	564,703.507
Virtus Greater European Opportunities Fund	818,457.900	37,502.974	15,676.215
Virtus International Small-Cap Fund	3,074,638.276	5,991.041	10,261.000
Virtus International Wealth Masters Fund	518,044.295	0	0
Virtus Low Duration Income Fund	10,449,114.393	779,684.940	311,840.943
Virtus Multi-Sector Intermediate Bond Fund	11,147,670.008	724,253.699	406,427.672
Virtus Multi-Sector Short Term Bond Fund	618,834,424.483	21,316,032.964	14,819,955.463

Shareholders of the Funds listed above voted to approve the above proposal.

30

RESULTS OF SHAREHOLDER MEETING (Continued)

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

Proposal 6.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Foreign Opportunities Fund	27,568,524.708	741,409.046	648,118.377
Virtus Multi-Sector Short Term Bond Fund	615,281,810.614	22,749,361.497	16,939,237.795

Shareholders of the Funds listed above voted to approve the above proposal.

31

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JULY 18, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund, Virtus Wealth Masters Fund, Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund, held on July 18, 2016, shareholders of the Funds voted on the following proposals:

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus Global Equity Trend Fund	2,071,338.688	221,721.989	61,016.655
Virtus Global Opportunities Fund	6,475,669.315	399,601.579	221,211.057
Virtus Herzfeld Fund	2,285,754.412	134,756.871	89,510.278
Virtus International Equity Fund	347,976.498	45,434.960	4,980.529
Virtus Low Volatility Equity Fund	234,510.520	7,334.000	90,835.796
Virtus Real Estate Securities Fund	14,196,247.698	691,146.713	476,502.196
Virtus Sector Trend Fund	14,380,526.646	1,274,297.224	1,097,176.679
Virtus Wealth Masters Fund	2,759,756.937	182,003.481	154,822.394
Virtus Alternatives Diversifier Fund	2,054,425.037	135,901.800	177,500.739
Virtus Equity Trend Fund	47,080,228.694	3,814,318.119	2,960,680.324
Virtus Multi-Asset Trend Fund	7,428,521.065	660,946.728	521,389.418
Virtus Tax-Exempt Bond Fund	7,423,225.114	802,129.342	492,588.498

Shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund and Virtus Wealth Masters Fund voted to approve the above proposal. Shareholders of Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund did not approve the above proposal.

Proposal 6.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Sector Trend Fund	14,250,883.760	1,251,197.022	1,249,922.768
Virtus Real Estate Securities Fund	13,928,178.018	864,726.603	570,992.984

Shareholders of Virtus Sector Trend Fund voted to approve the above proposal. Shareholders of Virtus Real Estate Securities Fund did not approve the above proposal.

32

RESULTS OF SHAREHOLDER MEETING (Continued)

VIRTUS OPPORTUNITIES TRUST

JULY 18, 2016 (Unaudited)

Proposal 7.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Multi-Sector Short Term Bond Fund	238,431,276.605	411,212,271.419	20,011,935.573
Virtus Real Estate Securities Fund	9,635,396.247	5,113,977.185	614,521.174
Virtus Sector Trend Fund	9,706,807.226	5,648,494.88	1,396,703.437

Shareholders of the Funds listed above did not approve the above proposal.

33

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2015 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

34

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2000 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

35

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

36

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

37

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8009	11-16

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT

Virtus Foreign Opportunities Fund

September 30, 2016

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Foreign Opportunities Fund

(“Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the 12-month period was positive for many asset classes.

For the 12 months ended September 30, 2016, U.S. small-cap stocks kept pace with U.S. large-cap stocks, as measured by the 15.47% and 15.43% returns of the Russell 2000® Index and S&P 500® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.78%, while the MSCI EAFE® Index (net) returned 6.52%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.06% one year earlier. For the 12 months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.19%, while non-investment grade bonds rose 12.73%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,037.70	1.46%	$7.44
Class C	1,000.00	1,034.00	2.21	11.24
Class I	1,000.00	1,039.20	1.21	6.17
Class R6	1,000.00	1,039.80	1.11	5.66

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.70	1.46	7.36
Class C	1,000.00	1,013.95	2.21	11.13
Class I	1,000.00	1,018.95	1.21	6.11
Class R6	1,000.00	1,019.45	1.11	5.60

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS

SEPTEMBER 30, 2016 (Unaudited)

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE® Index (net)

A free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

4

VIRTUS FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

VIRTUS FOREIGN OPPORTUNITIES FUND Fund Summary Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: Class A: JVIAX Class C: JVICX Class R6: VFOPX Class I: JVXIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 9.77%, Class C shares returned 8.94%, Class I shares returned 10.05%, and Class R6 shares returned 10.16%. For the fiscal year, the MSCI EAFE® Index (net), which serves as the Fund’s the broad-based and style-specific index appropriate for comparison, returned 6.52%.

All performance figures assume reinvestment of distribution and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

The performance of the MSCI EAFE® Index was positive in the first quarter of the Fund’s fiscal year, negative in the second and third quarters, and positive in the fourth quarter.

Global equity markets were generally positive throughout the fiscal year, with emerging markets outperforming their developed market counterparts. After posting slightly positive results in the fourth quarter of 2015, emerging market equities rebounded early in 2016, driven by stronger commodity prices, a sharp rise in many emerging market currencies, and lower expectations for U.S. interest rate increases. The rally reversed in May as investors digested waning commodities prices and the prospect of a U.S. rate hike. Emerging markets rebounded again over the summer as lower-than-expected interest rates in the United States continued to support demand for higher-yielding assets in the emerging world. Improved capital flows helped some emerging market currencies recover lost ground relative to the U.S. dollar, and stabilizing commodity prices helped a number of markets.

In the fourth quarter of 2015, the European Central Bank (“ECB”) announced stimulus and cut its deposit rate by 0.10% to -0.3%, which was on the lower end of expectations and disappointed markets. In the first quarter of 2016, the ECB announced a stimulus package that lowered its main policy rates and expanded its asset purchase program. While the package exceeded investors’ expectations, ECB President Mario Draghi hinted that future hikes were unlikely to be forthcoming, which drove European stocks down. Economic data signaled that the eurozone economy continued to grow, albeit slowly. In the second quarter of 2016, European equity markets gained momentum with a weaker euro, encouraging macroeconomic data, and hopes for a new debt deal with Greece. On June 23, the U.K.’s unexpected vote to exit the European Union (“Brexit”) shocked financial markets, prompting increased volatility with a sell-off in global risk assets, rallies in safe-haven assets, and a sharp decline in the British pound against its major trading currencies. However, most global equity market indices recovered some of their losses in the few trading days after the Brexit decision. In the third quarter of 2016, European markets were bolstered by a rapid recovery from the Brexit sell-off and a generally optimistic earnings reporting season for the second quarter of 2016.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights the specific stocks that provided the largest contributions to the Fund’s performance and those that were the largest detractors. As bottom-up stock pickers, we hope that investors find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

¢	Philip Morris International (“PMI”) (U.S.) – Investors were drawn to the company which

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

6

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

continued to perform well. PMI produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion as of the end of the Fund’s fiscal year, the company continues to have strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend. The company also has been investing behind next generation products such as its heat-not-burn device, iQos.

¢	British American Tobacco (“BAT”) (U.K.) – With its stability and consistency of earnings, BAT was also a top contributor to Fund performance. While based in the U.K., its earnings typically come from outside the U.K. Currency, after years of being a headwind, turned into a tailwind due to favorable currency translation as BAT reports its earnings in British pounds. The company also reported solid numbers for the first quarter of 2016, again, highlighting its strong business model even in volatile markets. BAT is one of the world’s largest tobacco companies, with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes have been generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall, and Rothmans. As of the end of the Fund’s fiscal year, we believe the company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saving measures, while paying a very hefty dividend.

Stocks that Hurt Absolute Performance

¢	Persimmon (U.K.) – Even though Persimmon was a bottom performer for the year, as of the end of the Fund’s fiscal year we continue to like the company and believe it’s a strong business in a fundamentally strong industry in the U.K. However, due to the uncertainty around the effects of Brexit, concerns around continued volume growth, and pricing of new home sales in the U.K., it is difficult to analyze the company in the near and medium term. As a result, we sold the stock.

¢	Lloyds Banking Group (U.K.) – Following the Brexit referendum, Lloyds’ stock sold off in the last few days of June, as the resulting uncertainty raised the chances that the U.K. will slide into a recession. As of the end of the Fund’s fiscal year we continue to like Lloyds’ competitive position in the concentrated U.K. banking market. As the largest U.K. retail bank, Lloyds enjoys substantial economies of scale, with operations comprised of simple retail and commercial businesses. However, the macroeconomic environment will be challenging, as both consumer and business confidence will suffer from the uncertainty surrounding the U.K.’s relationship with the European Union.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in the subadviser’s client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

assumptions made will prove accurate, and actual results may differ materially.

In the event a company described in this commentary is a position in the subadviser’s client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Staples	41%
Information Technology	15
Consumer Discretionary	13
Health Care	12
Financials	12
Industrials	6
Real Estate	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	9.77%	8.41%	3.90%	—		—
Class A Shares at POP[3,4]	3.46	7.14	3.29	—		—
Class C Shares at NAV[2] and with CDSC[4]	8.94	7.61	3.12	—		—
Class I Shares at NAV[2]	10.05	8.69	4.18	—		—
Class R6 Shares at NAV[2]	10.16	—	—	3.10%		11/14/14
MSCI EAFE® Index (net)*	6.52	7.39	1.82	-0.46	[5]	—
S&P 500® Index*	15.43	16.37	7.24	5.56	[5]	—

Fund Expense Ratios6: A Shares: 1.41%; C Shares: 2.16%; I Shares: 1.16%; R6 Shares: 1.05%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.
*	The MSCI EAFE® Index (net) is an appropriate Broad Based Index.
*	The Fund is no longer using the S&P 500® Index.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

9

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.9%
Consumer Discretionary—12.7%
Alimentation Couche –Tard, Inc. Class B (Canada)	672,132	$32,573
Domino’s Pizza Group plc (United Kingdom)	4,179,840	20,235
Hermes International SA (France)	36,011	14,654
Naspers Ltd. Class N (South Africa)	210,717	36,473
Paddy Power Betfair plc (Ireland)	180,949	20,469
Priceline Group, Inc. (The) (United States)(2)	20,737	30,514
Shimano, Inc. (Japan)	95,100	14,125
Sodexo SA (France)	127,605	15,195

		184,238

Consumer Staples—40.1%
Anheuser-Busch InBev N.V. (Belgium)	220,839	28,926
British American Tobacco plc (United Kingdom)	1,323,671	84,582
Chocoladefabrike Lindt & Spruengli AG (Switzerland)	4,214	24,356
Diageo plc (United Kingdom)	861,544	24,684
Imperial Brands plc (United Kingdom)	675,643	34,797
ITC Ltd. (India)	3,810,702	13,829
Japan Tobacco, Inc. (Japan)	623,200	25,511
L’Oreal SA (France)	118,238	22,328
Nestle S.A. Registered Shares (Switzerland)	736,180	58,008
Philip Morris International, Inc. (United States)	800,299	77,805
Reckitt Benckiser Group plc (United Kingdom)	722,969	68,078
SABMiller plc (United Kingdom)	569,994	33,209

	SHARES	VALUE
Consumer Staples (continued)
Unicharm Corp. (Japan)	1,000,300	$25,955
Unilever N.V. CVA (Netherlands)	1,253,502	57,839

		579,907

Financials—11.9%
Daito Trust Construction Co., Ltd. (Japan)	155,300	24,839
Housing Development Finance Corp. (India)	2,451,483	51,420
Housing Development Finance Corp. Bank Ltd. (India)	3,898,167	74,646
Lloyds Banking Group plc (United Kingdom)	10,249,583	7,247
UBS Group AG (Switzerland)	1,009,625	13,749

		171,901

Health Care—12.1%
Coloplast A/S Class B (Denmark)	202,293	15,688
CSL Ltd. (Australia)	297,073	24,429
Essilor International SA (France)	166,076	21,417
Grifols SA (Spain)	1,083,112	23,337
Novo Nordisk A/S Class B (Denmark)	607,718	25,252
Ramsay Health Care Ltd. (Australia)	260,603	15,857
Roche Holding AG (Switzerland)	195,978	48,616

		174,596

Industrials—5.6%
Aena SA (Spain)(3)	160,990	23,746
Bureau Veritas SA (France)	1,005,114	21,560
Canadian National Railway Co. (Canada)	304,915	19,932
DCC plc (Ireland)	175,535	15,983

		81,221

See Notes to Financial Statements

10

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Information Technology—15.1%
Accenture plc Class A (United States)	245,756	$30,024
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	288,850	30,557
Alphabet, Inc. Class C (United States)(2)	59,285	46,082
MasterCard, Inc. Class A (United States)	364,728	37,118
SAP SE (Germany)	497,224	45,199
Tencent Holdings Ltd. (Cayman Islands)	1,066,618	29,654

		218,634

Real Estate—1.4%
Link REIT (The) (Hong Kong)	2,656,907	19,613
TOTAL COMMON STOCKS (Identified Cost $969,686)		1,430,110
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $969,686)		1,430,110
TOTAL INVESTMENTS—98.9% (Identified Cost $969,686)		1,430,110(1)
Other assets and liabilities, net—1.1%		15,176

NET ASSETS—100.0%		$1,445,286

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $23,746 or 1.6% of net assets

Country Weightings (Unaudited)†
United Kingdom	19%
United States	15
Switzerland	10
India	10
France	7
Japan	6
Netherlands	4
Other	29
Total	100%

†	% of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$1,430,110	$1,110,231	$319,879

Total Investments	$1,430,110	$1,110,231	$319,879

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held as of September 30, 2016.

For information regarding the abbreviations, See Key Investment Terms starting on page 4

See Notes to Financial Statements

11

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,430,110
Cash	9,810
Receivables
Investment securities sold	21,831
Fund shares sold	5,154
Dividends and interest receivable	1,854
Tax reclaims	4,401
Prepaid expenses	62
Prepaid trustee retainer	30
Other assets	19

Total assets	1,473,271

Liabilities
Payables
Fund shares repurchased	2,474
Investment securities purchased	23,646
Investment advisory fees	1,012
Distribution and service fees	170
Administration fees	145
Transfer agent fees and expenses	408
Trustees’ fees and expenses	14
Professional fees	35
Trustee deferred compensation plan	19
Other accrued expenses	62

Total liabilities	27,985

Net Assets	$1,445,286

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,169,308
Accumulated undistributed net investment income (loss)	7,909
Accumulated undistributed net realized gain (loss)	(192,189)
Net unrealized appreciation (depreciation) on investments	460,258

Net Assets	$1,445,286

Class A
Net asset value (net assets/shares outstanding) per share	$29.62
Maximum offering price per share NAV/(1–5.75%)	$31.43
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	12,414,610
Net Assets	$367,684
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$29.23
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	3,837,182
Net Assets	$112,180
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$29.63
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	32,357,750
Net Assets	$958,835
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$29.63
Shares of beneficial interest outstanding, no par value, unlimited authorization	222,301
Net Assets	$6,587

(1) Investment in securities at cost	$969,686

See Notes to Financial Statements

12

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

Investment Income
Dividends	$36,469
Interest	— (1)
Security lending, net of fees	35
Foreign taxes withheld	(1,996)

Total investment income	34,508

Expenses
Investment advisory fees	13,969
Service fees, Class A	1,000
Distribution and service fees, Class C	1,195
Administration fees	2,068
Transfer agent fees and expenses	2,529
Registration fees	135
Printing fees and expenses	391
Custodian fees	149
Professional fees	106
Trustees’ fees and expenses	163
Miscellaneous expenses	140

Total expenses	21,845
Earnings credit from custodian	(74)
Low balance account fees	(3)

Net expenses	21,768

Net investment income (loss)	12,740

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	54,341
Net realized gain (loss) on foreign currency transactions	770
Net change in unrealized appreciation (depreciation) on investments	91,254
Net change in unrealized appreciation (depreciation) on foreign currency translation	(27)

Net gain (loss) on investments	146,338

Net increase (decrease) in net assets resulting from operations	$159,078

(1)	Amount is less than $500.

See Notes to Financial Statements

13

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$12,740	$19,610
Net realized gain (loss)	55,111	(54,757)
Net change in unrealized appreciation (depreciation)	91,227	(7,892)

Increase (decrease) in net assets resulting from operations	159,078	(43,039)

From Distributions to Shareholders
Net investment income, Class A	(3,571)	(4,099)
Net investment income, Class C	(544)	(244)
Net investment income, Class I	(13,003)	(14,754)
Net investment income, Class R6	(68)	(22)

Decrease in net assets from distributions to shareholders	(17,186)	(19,119)

From Share Transactions
Sale of shares
Class A (2,270 and 3,683 shares, respectively)	64,565	104,669
Class C (463 and 981 shares, respectively)	12,947	27,884
Class I (12,573 and 13,604 shares, respectively)	353,363	387,428
Class R6 (134 and 170 shares, respectively)	3,639	4,966

Reinvestment of distributions
Class A (117 and 133 shares, respectively)	3,301	3,774
Class C (17 and 8 shares, respectively)	484	211
Class I (432 and 488 shares, respectively)	12,258	13,901
Class R6 (2 and 1 shares, respectively)	68	22

Shares repurchased
Class A (4,907 and 5,843 shares, respectively)	(139,993)	(164,218)
Class C (1,006 and 855 shares, respectively)	(28,344)	(24,083)
Class I (25,875 and 13,756 shares, respectively)	(736,620)	(390,723)
Class R6 (79 and 6 shares, respectively)	(2,122)	(165)

Increase (decrease) in net assets from share transactions	(456,454)	(36,334)

Net increase (decrease) in net assets	(314,562)	(98,492)

Net Assets
Beginning of period	1,759,848	1,858,340

End of period	$1,445,286	$1,759,848

Accumulated undistributed net investment income (loss) at end of period	$7,909	$11,585

See Notes to Financial Statements

14

THIS PAGE INTENTIONALLY BLANK.

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period
Class A
10/1/15 to 9/30/16	$27.21	0.19	2.47	2.66	(0.25)	(0.25)	2.41	$29.62
10/1/14 to 9/30/15	28.12	0.25	(0.92)	(0.67)	(0.24)	(0.24)	(0.91)	27.21
10/1/13 to 9/30/14	27.01	0.24	1.03	1.27	(0.16)	(0.16)	1.11	28.12
10/1/12 to 9/30/13	25.42	0.23	1.63	1.86	(0.27)	(0.27)	1.59	27.01
10/1/11 to 9/30/12	20.83	0.27	4.73	5.00	(0.41)	(0.41)	4.59	25.42

Class C
10/1/15 to 9/30/16	$26.95	(0.02)	2.42	2.40	(0.12)	(0.12)	2.28	$29.23
10/1/14 to 9/30/15	27.88	0.04	(0.91)	(0.87)	(0.06)	(0.06)	(0.93)	26.95
10/1/13 to 9/30/14	26.82	0.04	1.02	1.06	—	—	1.06	27.88
10/1/12 to 9/30/13	25.27	0.03	1.62	1.65	(0.10)	(0.10)	1.55	26.82
10/1/11 to 9/30/12	20.57	0.10	4.70	4.80	(0.10)	(0.10)	4.70	25.27

See Notes to Financial Statements

16

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

9.77%	$367,684	1.45	%(8)(9)	0.68%	25%
(2.41)	406,429	1.41		0.89	32
4.72	477,036	1.43		0.85	31
7.37	676,149	1.46		0.85	29
24.34	398,166	1.45		1.16	47

8.94%	$112,180	2.20	%(8)(9)	(0.06)%	25%
(3.13)	117,568	2.17		0.15	32
3.95	117,906	2.18		0.15	31
6.56	101,655	2.21		0.10	29
23.43	54,634	2.20		0.42	47

See Notes to Financial Statements

17

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period
Class I
10/1/15 to 9/30/16	$27.23	0.26	2.46	2.72	(0.32)	(0.32)	2.40	$29.63
10/1/14 to 9/30/15	28.14	0.32	(0.91)	(0.59)	(0.32)	(0.32)	(0.91)	27.23
10/1/13 to 9/30/14	27.03	0.32	1.02	1.34	(0.23)	(0.23)	1.11	28.14
10/1/12 to 9/30/13	25.43	0.28	1.66	1.94	(0.34)	(0.34)	1.60	27.03
10/1/11 to 9/30/12	20.89	0.34	4.72	5.06	(0.52)	(0.52)	4.54	25.43

Class R6
10/1/15 to 9/30/16	$27.24	0.33	2.42	2.75	(0.36)	(0.36)	2.39	$29.63
11/14/14(4) to 9/30/15	28.66	0.36	(1.45)	(1.09)	(0.33)	(0.33)	(1.42)	27.24

See Notes to Financial Statements

18

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED DATA FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Return(1)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

10.05%		$958,835	1.20	%(5)(8)	0.90%	25%
(2.16)		1,231,349	1.17		1.14	32
4.97		1,263,398	1.18		1.13	31
7.66		1,048,274	1.21		1.04	29
24.64		672,948	1.20		1.46	47

10.16%		$6,587	1.10	%(5)(8)	1.14%	25%
(3.84	)(7)	4,502	1.07	(6)	1.44 (6)	32

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Inception date of class.
(5)	Earnings credits from custodian were not material, as reflected in the Statement of Operations, and had no impact on the financial highlights.
(6)	Annualized.
(7)	Not annualized.
(8)	Ratio includes extraordinary proxy expenses.

See Notes to Financial Statements

19

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which the Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares and Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

20

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

21

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

22

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2016, the Fund had no securities on loan.

I.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statement of Operations for the period, as applicable.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

23

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
0.85%	0.80%	0.75%

B.	Subadviser

Vontobel Asset Management, Inc. (the “Subadviser”) is the Subadviser to the Fund. The subadviser manages the investments of the Fund for which the subadviser is paid a fee by the Adviser.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2016, it retained net commissions of $16 for Class A shares and deferred sales charges of $3 for Class A shares and $7 for Class C shares.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan, as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class R6 shares and Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2016, the Fund incurred administration fees totaling $1,607 which are included in the Statement of Operations.

For the period ended September 30, 2016, the Fund incurred transfer agent fees totaling $2,421 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class R6 shares	3,575	106

24

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2016, were as follows:

Purchases	Sales
$395,574	$875,287

There were no purchases or sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2016.

Note 5. Borrowings

($ reported in thousands)

On June 29, 2016, the Fund and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the Agreement. The agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2016.

Note 6. 10% Shareholders

As of September 30, 2016, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
33%	2*

*	The shareholders are not affiliated with Virtus.

25

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2016, the Fund held securities issued by various companies in specific sectors detailed below:

Sector	Percentage of Total Investments
Consumer Staples	41%

Note 8. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$977,333	$465,469	$(12,692)	$452,777

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2018		Total
Short-Term	Long-Term	Short-Term	Long-Term
175,299	—	175,299	—

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

26

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

For the period ended September 30, 2016, the Fund utilized losses of $18,882 deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2016 the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$—	$9,243	$45,251

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$7,908	$—

The tax character of dividends and distributions paid during the years ended September 30, 2016 and 2015 was as follows:

	Year Ended
	2016	2015
Ordinary Income	$17,186	$19,119

Total	$17,186	$19,119

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 10. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2016, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—(1)	$770	$(770)

(1)	Amount less than $500.

27

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to

28

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Foreign Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Foreign Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

30

VIRTUS FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2016 (Unaudited)

For the fiscal year ended September 30, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	26%	$—

For the fiscal year ended September 30, 2016, the Fund recognized $32,638 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $1,996 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

31

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

At a special meeting of shareholders of all series of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust, held on May 19, 2016, shareholders of Virtus Opportunities Trust (the “Trust”) voted on the following proposals:

Proposal 1.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To elect six Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected.
George R. Aylward	1,145,056,198.477	24,756,597.221	0
Thomas J. Brown	1,144,160,222.050	25,652,573.650	0
Donald C. Burke	1,145,758,834.912	24,053,960.790	0
Roger A. Gelfenbien	1,144,297,795.833	25,514,999.865	0
John R. Mallin	1,144,938,076.292	24,874,719.410	0
Hassell H. McClellan	1,143,864,433.134	25,948,362.566	0

Shareholders of the Trust voted to approve the above proposal.

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus CA Tax Exempt Bond Fund	1,258,194.893	91,895.368	41,271.245
Virtus Emerging Markets Debt Fund	3,015,152.206	198.283	0
Virtus Emerging Markets Equity Income Fund	3,672,832.400	0	0
Virtus Emerging Markets Opportunities Fund	620,793,093.034	25,302,093.728	9,306,937.262
Virtus Emerging Markets Small-Cap Fund	494,281.793	0	0
Virtus Essential Resources Fund	504,931.913	0	0
Virtus Foreign Opportunities Fund	27,726,679.250	666,663.374	564,703.507
Virtus Greater European Opportunities Fund	818,457.900	37,502.974	15,676.215
Virtus International Small-Cap Fund	3,074,638.276	5,991.041	10,261.000
Virtus International Wealth Masters Fund	518,044.295	0	0
Virtus Low Duration Income Fund	10,449,114.393	779,684.940	311,840.943
Virtus Multi-Sector Intermediate Bond Fund	11,147,670.008	724,253.699	406,427.672
Virtus Multi-Sector Short Term Bond Fund	618,834,424.483	21,316,032.964	14,819,955.463

32

RESULTS OF SHAREHOLDER MEETING (Continued)

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

Shareholders of the Funds listed above voted to approve the above proposal.

Proposal 6.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Foreign Opportunities Fund	27,568,524.708	741,409.046	648,118.377
Virtus Multi-Sector Short Term Bond Fund	615,281,810.614	22,749,361.497	16,939,237.795

Shareholders of the Funds listed above voted to approve the above proposal.

33

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2015 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

34

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2000 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

35

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

36

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

37

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8011	11-16

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT

Virtus Alternatives Diversifier Fund*

Virtus Equity Trend Fund*

Virtus Global Equity Trend Fund*

Virtus Herzfeld Fund

Virtus Multi-Asset Trend Fund*

Virtus Sector Trend Fund*

September 30, 2016 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus supplements applicable to these funds appear at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”)	7	25
Virtus Equity Trend Fund (“Equity Trend Fund”)	10	26
Virtus Global Equity Trend Fund (“Global Equity Trend Fund”)	13	28
Virtus Herzfeld Fund (“Herzfeld Fund”)	16	31
Virtus Multi-Asset Trend Fund (“Multi-Asset Trend Fund”)	19	32
Virtus Sector Trend Fund (“Sector Trend Fund”)	22	35
Statements of Assets and Liabilities		39
Statements of Operations		41
Statements of Changes in Net Assets		43
Financial Highlights		46
Notes to Financial Statements		50
Report of Independent Registered Public Accounting Firm		61
Tax Information Notice		62
Results of Shareholder Meetings		63
Fund Management Tables		65

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees (“Trustees” or the “Board”) of the Trust. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the 12-month period was positive for many asset classes.

For the 12 months ended September 30, 2016, U.S. small-cap stocks kept pace with U.S. large-cap stocks, as measured by the 15.47% and 15.43% returns of the Russell 2000® Index and S&P 500® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.78%, while the MSCI EAFE® Index (net) returned 6.52%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.06% one year earlier. For the 12 months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.19%, while non-investment grade bonds rose 12.73%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2016 to September 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$1,074.00	0.75%	$3.89
Class C	1,000.00	1,069.80	1.51	7.81
Class I	1,000.00	1,075.00	0.51	2.65
Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.25	0.75	3.79
Class C	1,000.00	1,017.45	1.51	7.62
Class I	1,000.00	1,022.45	0.51	2.58
Equity Trend Fund
Actual
Class A	$1,000.00	$1,037.30	1.46%	$7.44
Class C	1,000.00	1,033.90	2.06	10.47
Class I	1,000.00	1,038.80	1.28	6.52
Class R6	1,000.00	1,039.60	1.07	5.46
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.70	1.46	7.36
Class C	1,000.00	1,014.70	2.06	10.38
Class I	1,000.00	1,018.60	1.28	6.46
Class R6	1,000.00	1,019.65	1.07	5.40
Global Equity Trend Fund
Actual
Class A	$1,000.00	$1,055.20	1.79%	$9.20
Class C	1,000.00	1,051.00	2.54	13.02
Class I	1,000.00	1,056.00	1.54	7.92
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.05	1.79	9.02
Class C	1,000.00	1,012.30	2.54	12.78
Class I	1,000.00	1,017.30	1.54	7.77
Herzfeld Fund
Actual
Class A	$1,000.00	$1,118.60	1.63%	$8.63
Class C	1,000.00	1,114.70	2.38	12.58
Class I	1,000.00	1,119.60	1.37	7.26
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.85	1.63	8.22
Class C	1,000.00	1,013.10	2.38	11.98
Class I	1,000.00	1,018.15	1.37	6.91
Multi-Asset Trend Fund
Actual
Class A	$1,000.00	$1,058.50	1.61%	$8.29
Class C	1,000.00	1,054.30	2.36	12.12
Class I	1,000.00	1,059.40	1.36	7.00
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.61	8.12
Class C	1,000.00	1,013.20	2.36	11.88
Class I	1,000.00	1,018.20	1.36	6.86

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2016 to September 30, 2016

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Sector Trend Fund
Actual
Class A	$1,000.00	$1,026.40	1.04%	$5.27
Class C	1,000.00	1,022.20	1.79	9.05
Class I	1,000.00	1,027.30	0.79	4.00
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.80	1.04	5.25
Class C	1,000.00	1,016.05	1.79	9.02
Class I	1,000.00	1,021.05	0.79	3.99
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

(Unaudited)

Alternatives Diversifier Composite Index

The Alternatives Diversifier Composite consists of Diversified Trends Index (15%)*, FTSE EPRA/NAREIT Developed Rental Index-net (20%)**, MSCI World Infrastructure Sector Capped Index (15%)*** , S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%)**** and Credit Suisse Leveraged Loan Index (10%). The indexes are unmanaged, their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment. *Prior to 3/1/12 was the HFRX Equity Market Neutral Index (20%). **Prior to 6/1/15 was the UBS Global Investors (Real Estate) Index (20%). ***Prior to 9/1/08 was a mix of the MSCI USA Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%). ****Prior to 3/1/12 was Deutsche Bank G10 Currency Harvest Index (10%).

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal form the European Union.

Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Credit Suisse Leveraged Loan Index

The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market, calculated on a total return basis.

Deutsche Bank G10 Currency Harvest Index

The Deutsche Bank G10 Currency Harvest Index consists of long futures contracts on the three G10 currencies associated with the highest interest rates and short futures contracts on the three G10 currencies associated with the lowest interest rates.

Deutsche Bank Liquid Commodity Index

The Deutsche Bank Liquid Commodity Index (DBLCI) tracks the performance of six commodity futures: sweet light crude oil (WTI), heating oil, aluminum, gold, wheat, and corn.

Diversified Trends Index

The Diversified Trends Index is the S&P Diversified Trends Indicator, a diversified composite of global commodity and financial futures that are highly liquid. The components are formed into sectors that are long or short the underlying futures using a rules-based methodology. The indicator measures the extent and duration of the trends of these sectors in aggregate. The index is calculated on a total return basis.

4

KEY INVESTMENT TERMS (Continued)

(Unaudited)

Dow Jones Global Moderate Portfolio Index

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (GICS)

The Global Industry Classification Standard (GICS) is a standardized classification system for equities that was developed by, and is the exclusive property and a service mark of, MSCI Inc. (MSCI) and Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P). As of September 1, 2016, the GICS structure comprises 11 sectors, 24 industry groups, 68 industries, and 157 subindustries.

Herzfeld Composite Index (60% MSCI AC World Index (net)/40% Bloomberg Barclays U.S. Aggregate Bond Index)

The composite index consists of 60% MSCI AC World Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. Each index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index is a common benchmark for long/short market neutral hedge funds, which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between select securities for purchase and sale.

iShares®

Represents shares of an open-end exchange-traded fund.

Master Limited Partnership (MLP)

A type of limited partnership that is publicly traded. The partnership must derive most of its cash flows from real estate, natural resources and commodities.

5

KEY INVESTMENT TERMS (Continued)

(Unaudited)

MSCI All-Country World ex USA Utilities Index

The MSCI All-Country World (ACWI) ex USA Utilities Index includes large and mid cap securities across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®).

MSCI All Country World Index (Net)

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI USA Utilities Index

The MSCI USA Utilities Index is designed to capture the large and mid cap segments of the U.S. equity universe. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®).

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure and utilities sectors each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested.

MSCI World Telecom Services Index

The MSCI World Telecom Services Index is designed to capture the large and midcap segments across 23 developed markets countries. All securities in the index are classified in the Telecommunication Services sector as per the Global Industry Classification Standard (GICS®).

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P North American Natural Resources Sector Index

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

UBS Global Investors (Real Estate) Index

The UBS Global Investors (Real Estate) Index measures the global investable universe of publicly traded real estate securities that derive 70% or more of total revenue from rental income.

6

Alternatives Diversifier Fund Fund Summary	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

Portfolio Manager Commentary by Virtus Investment Advisers

¢	The Fund is non-diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 9.74%, Class C shares returned 8.86%, and Class I shares returned 9.94%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned 8.70%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

Effective September 7, 2016, the Virtus Alternatives Diversifier Fund’s former subadviser and portfolio managers were removed from the management of the Fund. The commentary below, which discusses performance achieved largely by the former subadviser and portfolio managers, was provided by the Fund’s adviser.

How did the markets perform during the Fund’s fiscal year?

Global markets continued to experience increased volatility over the 12-month period, with correlations increasing between domestic and international equities before bottoming in February. At their lows, the S&P 500® Index was down 12.47% and the MSCI All Country World Index (ACWI) was down 14.16%, as a result of China growth concerns, global recession, and central bank disappointments. However, the S&P 500® Index and MSCI ACWI both staged strong recoveries, and ended the period strongly positive, up 15.43% and 11.96%, respectively. Also impacting markets was the much anticipated U.K. “Brexit” vote on June 23, which resulted in the unexpected outcome to withdraw from the European Union. Following the Brexit decision, markets grinded higher through September, as central banks remained accommodative.

Bond markets remained subdued for the period, with government yields in most developed markets trending lower, resulting in higher bond prices. However, concerns over rising interest rates remained an overhang, with consensus anticipating a rate hike at the Fed’s end-of-year meeting.

Commodity markets were heavily under pressure during the period. West Texas Intermediate (WTI) crude oil fell to a low of $26.21 a barrel on February 11 before recovering to almost $50.00 by fiscal year-end after oversupply and inventories found better equilibrium. Generally, the slow pace of global growth, particularly in China, caused industrial metals and other natural resources to be under pressure before slowly recovering later in the period.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s sector selection within commodities and slight underweight was a positive performance driver, as it was a volatile asset class, ultimately ending in slightly negative territory at the end of the period. The Fund’s exposure to global infrastructure securities was also beneficial, with the snap-back in energy-related companies, as well as strong performance from defensive sectors such as utilities, contributing strongly versus the benchmark.

Detractors from performance were primarily driven by the Fund’s underweight to real estate, both domestic and international, with both sector and security selection bringing down performance relative to the benchmark. Global currencies were also challenging to navigate; while absolute returns were positive, they slightly lagged the benchmark. The U.S. dollar hit a high point at the end of November 2015, before retreating, and by fiscal year-end, negatively impacted the portfolio.

Effective September 7, 2016, the Fund’s management changed, and the portfolio began to transition to the new management. The transition continued through the end of the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Affiliated Funds: The fund’s adviser can select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

Alternatives Diversifier Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Affiliated Equity Mutual Funds	50%
Exchange-Traded Funds	49
Money Market Mutual Fund	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	9.74%	3.65%	1.74%	—		—
Class A Shares at POP[3,4]	3.43	2.43	1.14	—		—
Class C Shares at NAV[2] and with CDSC[4]	8.86	2.86	0.97	—		—
Class I Shares at NAV	9.94	3.90	—	4.04%		10/1/09
S&P 500® Index	15.43	16.37	7.24	13.59	[5]	—
Alternatives Diversifier Composite Index	8.70	3.63	2.30	4.00	[5]	—

Fund Expense Ratios6: A Shares: 1.62%; C Shares: 2.37%; I Shares: 1.37%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Equity Trend Fund Fund Summary	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX Class R6: VRPAX

Portfolio Manager Commentary by Virtus Investment Advisers

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 0.74%, Class C shares returned 0.08%, Class I shares returned 0.98%, and Class R6 shares returned 1.15%. For the same period, the S&P 500® Index, both the broad-based equity index and the style specific index, returned 15.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Over the past 12 months, the S&P 500® Index climbed by over 15%. While this performance is slightly above historical averages, the encouraging headline number masks the significant turbulence that was experienced along the way.

The beginning of October 2015 marked the point of rebound from a steep, but brief, 10% market correction during August and September. The strong relief rally which persisted through October faded as year-end 2015 approached, and November and December were marked by sideways performance and increasing risk (as measured by the CBOE Volatility Index (“VIX® Index”). Expectations of central bank rate increases, multiple tensions in the geopolitical arena, and a minor meltdown in the junk bond market all contributed to a general sense of discomfort.

This discomfort was validated in January 2016 with another steep market correction. The losses extended into February with fear evolving into outright panic. Existing concerns related to slowing growth in China were exacerbated by a steep decline in oil prices, highlighting the stagnant levels of global economic growth. By the third week of February, though, the wave of selling had passed, and the “greed” trade had taken over from the “fear” trade. A strong, extended rally was in place that would last until late spring/early summer. At that point, the U.K.’s pending “Brexit” vote became the “fear of the moment,” taking some of the steam out of the stock market.

Global market reaction to the eventual Brexit decision in late June was puzzling. In the first two trading sessions after the vote, the U.S. equity market dropped in excess of 5%, as measured by the S&P 500® Index. European markets fared even worse. Within a week, however, the prior market highs were regained. It appeared that the rally was back in place but, in fact, it evolved into a frustrating, sideways market throughout the rest of the summer. A brief risk flare in the middle of September – loosely linked to Federal Reserve rate hike fears – was dispatched relatively quickly and the market level at fiscal year-end was near all-time highs.

What factors affected the Fund’s performance during its fiscal year?

The Fund trailed the S&P 500® Index by over 14% for the year. The underperformance was primarily due to two whipsaw events that occurred in rapid succession. A “whipsaw” event is when a stock (or index) price quickly reverses direction. The Fund can be impacted by these events because price moves drive both the portfolio allocations and the risk management mechanisms. For example, the dramatic risk flare that occurred in August and September 2015 (at the end of the Fund’s 2015 fiscal year) caused the Fund to adopt a defensive posture and introduce a significant allocation to cash equivalents. This happened as the S&P 500® Index level fell below its 200-day moving average, signaling that all weak sub-industries in the portfolio (as measured by their own 200-day moving average analyses) should be removed from the portfolio and replaced with cash equivalents. As the market’s strong recovery began in early October 2015, over half the Fund’s assets were invested in cash equivalents, and full equity exposure did not resume until the beginning of November, at which point the Fund significantly trailed the Index. Unfortunately, by that time, the market had begun to weaken once again.

A similar whipsaw event occurred in the first quarter of 2016. Between December 31, 2015 and March 24, 2016, the performance of the U.S. stock market was essentially flat. In the early weeks of the quarter, though, the market had declined by more than 10%. The severity of the decline, and the steepness of the subsequent recovery, led to another situation where the Fund adopted a large allocation to cash equivalents, just in time for the recovery to begin. In this case, the Fund locked in additional underperformance as it had less than 30% exposure to equities during the market’s 10% rebound. As with the prior whipsaw event, this defensive positioning was guided by a breach of the key 200-day moving average price level by the S&P 500® Index. At the time of the whipsaw, the VIX® Index was elevated, reaching levels in excess of 28, indicating significant stress in the stock market. By the time the portfolio was fully re-invested in equities, the VIX® had quickly fallen to below 14.

The Fund has built-in mechanisms to mitigate the negative impact of this sort of event, but whipsaws cannot be avoided entirely. The most damaging feature of the past year, though, was the fact that the Fund experienced two whipsaw events in a relatively short period of time. While single, isolated whipsaw events can be observed with some frequency, it is exceedingly rare for two severe events to occur so close together. The damage caused by these two whipsaw events can be seen if we separate the performance on those days when the Fund was fully invested from those days when the Fund had an allocation to cash equivalents. Nearly 12% of the 14.4% of underperformance experienced during the year occurred during periods when the Fund had a defensive cash equivalent position in place.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Equity Trend Fund (Continued)

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Discretionary	24%
Information Technology	14
Consumer Staples	13
Industrials	12
Materials	10
Health Care	9
Real Estate	8
Other	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	0.74%	6.44%	7.90%		7/1/10
Class A Shares at POP[3,4]	-5.05	5.18	6.89		7/1/10
Class C Shares at NAV[2] and with CDSC[4]	0.08	5.66	7.11		7/1/10
Class I Shares at NAV	0.98	6.69	8.16		7/1/10
Class R6 Shares at NAV	1.15	—	-5.64		11/12/14
S&P 500® Index	15.43	16.37	—	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.55%, Net 1.44%; C Shares: Gross 2.30%, Net 2.04%; I Shares: Gross 1.30%, Net 1.26%; R6 Shares: Gross 1.23%, Net 1.05%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 15.10% for Classes A, C, and I since the inception date of those respective classes and 5.56% since the inception date of Class R6.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net expense: Expenses reduced by the contractual fee waiver, in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Global Equity Trend Fund Fund Summary	Ticker Symbols: Class A: VGPAX Class C: VGPCX Class I: VGPIX

Portfolio Manager Commentary by Virtus Investment Advisers

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 1.84%, Class C shares returned 1.04%, and Class I shares returned 2.15%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%. MSCI All Country World Index (net), the Fund’s style-specific benchmark appropriate for comparison returned 11.96%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Over the past 12 months, the S&P 500® Index climbed by over 15%. The MSCI All-Country World Index (net) was up 11.96% during the same period. In both cases, the encouraging headline numbers masked significant turbulence that was experienced along the way.

The beginning of October 2015 marked the point of rebound from a steep, but brief, global market correction during August and September. The strong relief rally which persisted through October faded as year-end 2015 approached, and November and December were marked by sideways performance in the U.S. and further deterioration globally. Expectations of central bank rate increases, multiple tensions in the geopolitical arena, and a minor meltdown in the junk bond market all contributed to a general sense of discomfort.

This discomfort was validated in January 2016 with another steep market correction. The losses extended into February with a second dip, as fear evolved into outright panic. Existing concerns related to slowing growth in China were exacerbated by a steep decline in oil prices, highlighting the stagnant levels of global economic growth. By the third week of February, though, the wave of selling had passed, and the “greed” trade had taken over from the “fear” trade. A strong, extended rally was in place that would last until late spring/early summer. At that point, the U.K.’s pending “Brexit” vote became the “fear of the moment,” taking some of the steam out of global markets, especially outside the U.S.

Global market reaction to the eventual Brexit decision in late June was puzzling. In the first two trading sessions after the vote, the U.S. equity market dropped in excess of 5%, as measured by the S&P 500® Index. European markets fared far worse in the initial panic. In due course, though, the prior market highs were regained. It appeared that the rally was back in place, but it evolved into a frustrating, sideways, choppy market throughout the rest of the summer, with the U.S. underperforming global markets (but still up for the period). A brief risk flare in the middle of September, which was loosely linked to interest rate fears, was dispatched relatively quickly and the market level at the end of September was near all-time highs.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s underperformance of its benchmark was primarily due to two whipsaw events that occurred in rapid succession.

A “whipsaw” event is when a stock or index price quickly reverses direction. The Fund can be impacted by these events because price moves drive both the portfolio allocations and the risk management mechanisms. For example, the dramatic risk flare that occurred in August and September 2015 (at the end of the Fund’s 2015 fiscal year) caused the Fund to adopt a defensive posture in the U.S. portion of the portfolio and introduce a significant allocation to cash equivalents. This happened as the S&P 500® Index level fell below its 200-day moving average, signaling that all weak U.S. sub-industries in the portfolio (as measured by their own 200-day moving average analyses) should be removed from the portfolio and replaced with cash equivalents. During this period, given the relative weakness in non-U.S. markets, the global portion of the portfolio maintained an additional cash buffer, leading to cash equivalent levels approaching 70% of the total portfolio. As the market’s strong recovery began in early October 2015, this significant defensive positioning weighed on the

Fund’s ability to participate. Unfortunately, by the time the Fund began to reduce its position in cash equivalents and take on additional risk, the markets had begun to weaken once again.

A similar whipsaw event occurred in the first quarter of 2016. Between December 31, 2015 and March 24, 2016, the performance of the U.S. stock market was essentially flat, and global markets were down slightly. In the early weeks of the quarter, though, the U.S. equity market had declined by more than 10%, and global equity markets were down about 12%. The severity of these declines, and the steepness of the subsequent recovery, led to another situation where the Fund adopted a large allocation to cash equivalents, just in time for the recovery to begin.

The Fund has built-in mechanisms to mitigate the negative impact of this sort of event, but whipsaws cannot be avoided entirely. The most damaging feature of the past year, though, was the fact that the Fund experienced two whipsaw events in a relatively short period of time. While single, isolated whipsaw events can be observed with some frequency, it is exceedingly rare for two severe events to occur so close together.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Global Equity Trend Fund (Continued)

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Common Stocks		58%
Consumer Discretionary	14%
Information Technology	8
Consumer Staples	7
Industrials	6
Materials	6
Health Care	6
All other Common Stocks	11
Exchange-Traded Funds		42

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Global Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	1.84%	3.95%	2.48%		3/15/11
Class A Shares at POP[3,4]	-4.01	2.73	1.39		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	1.04	3.21	1.72		3/15/11
Class I Shares at NAV	2.15	4.22	2.72		3/15/11
S&P 500® Index	15.43	16.37	12.30	[5]	—
MSCI AC World Index (Net)	11.96	10.63	6.87	[5]	—

Fund Expense Ratios6: A Shares: 1.78%; C Shares: 2.53%; I Shares: 1.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Herzfeld Fund Fund Summary	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

Portfolio Manager Commentary by Thomas J. Herzfeld Advisors, Inc.

¢	The Fund is non-diversified and has investment objectives of capital appreciation and current income.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 16.04%, Class C shares returned 15.22%, and Class I shares returned 16.40%. For the same period, the Fund’s style-specific benchmark, the Herzfeld Composite Index, which consists of 60% MSCI All Country World Index (net) and 40% Bloomberg Barclays U.S. Aggregate Index, returned 9.43%. Performance for the composite’s underlying indices over the period was 11.96% for the MSCI AC World Index (net) and 5.19% for the Bloomberg Barclays U.S. Aggregate Bond Index.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Over the Fund’s fiscal year, global equity markets rose 11.96%, as measured by the MSCI All Country World Index (net), while the Bloomberg Barclays U.S. Aggregate Bond Index gained 5.19%, providing solid returns for both asset classes. The rally in equities was due to the rebound in commodity-sensitive stocks, with energy, industrials, and materials leading the way, while technology continued to be an area investors looked to for growth. Within fixed income, credit and high yield rallied as fears of defaults in commodity-sensitive companies abated, leading to strong gains in those sectors.

The trend of widening closed-end fund discounts that started in September 2012 ended in January 2016, which gave a boost to the product class through the end of September 2016. The closed-end fund (“CEF”) industry started the fiscal year with an average weighted discount of -9.99%, and closed the year at -5.03%, narrowing 4.96 percentage points (Source: Bloomberg, compiled by Thomas J. Herzfeld Advisors). Discount narrowing and positive returns for both equity and fixed income CEFs is the holy grail for CEF investors as leveraged positions during a bull market enhance returns, and discount narrowing adds to the alpha.

The period was not without its headaches, however. Between the solid fiscal year gains, global equity markets saw their sharpest sell-off since 2009, with the MSCI AC World Index (net) dropping more than 10% in the first six weeks of 2016 before reversing course in mid-February. The sell-off followed the first Fed rate hike since 2006, increasing worries of a slowing China once again, and the continued bear market in oil.

In January at the peak of selling, CEFs traded at their widest discounts since the “flash crash” of August 2015 (the widest they had been since 2009), before making an about-face and starting the current discount narrowing trend. Cyclical discount-narrowing trends have historically peaked at premiums before reversing. CEF investors continued to buy fixed income funds, through the end of the Fund’s fiscal year, as they exhibited the strongest discount narrowing trends.

What factors affected the Fund’s performance during its fiscal year?

Significant CEF discount narrowing, after more than three years of discount widening had a positive effect on the Fund’s performance in the fiscal year. The use of leverage by the CEF holdings hurt the Fund for the first part of the fiscal year before helping generate strong returns since February. From September 30, 2015 to February 11, 2016, the Fund’s A share (VHFAX) dropped 8.92% on a total return basis before rallying 27.41% on a total return basis through the end of the fiscal year.

The Fund was fully invested as we headed into calendar 2016. Historically, CEFs have exhibited discount narrowing in the first few months of the year due to the year-end phenomenon of discount widening as a direct result of seasonal tax-loss selling. However, discounts widened significantly to start the year, exacerbating the Fund’s poor performance. We remained invested throughout the equity market sell-off in the early part of 2016 as we believed the CEFs were exhibiting capitulation which is typically the best time to buy. Remaining fully invested once the sell-off started turned out to be the correct decision as the rebound was extremely sharp for CEFs. The last thing investors in CEFs typically want to do is chase a rising market as it is difficult to add to positions at attractive prices because few investors are selling shares and the spreads are wide.

Energy CEFs provided the best returns in the period for the Fund but were also the most volatile. They were the worst performers from the start of the Fund’s fiscal year through February before becoming the best performers over the next seven months and for the one-year period. We continued to overweight energy, through the end of the Fund’s fiscal year, as we believe the rebound in this space would continue.

Preferred shares provided some of the best risk-adjusted returns for the portfolio, although they lagged the overall return of the Fund. Our top three preferred holdings, Oxford Lane 8.125% (“OXLCN”), Oxford Lane 7.50% (“OXLCO”), and MVC Capital 7.25% (“MVCB”), generated returns in excess of 10% while exhibiting less volatility than the overall CEF market. We continued to hold a large portion of the portfolio in these preferred shares, through the end of the Fund’s fiscal year, as fixed income CEFs were not attractive with their narrow discounts and lower yields at that time.

Health care was the weakest performer in the fiscal year as political discourse was the main driver of the price action. Presidential candidates excoriated increasing drug prices in the news, focusing on some of the bad actors in the space which worried investors. As a result, our large allocation to healthcare hurt the Fund’s performance over the period. Over the last six months, health care showed signs of a rebound. We continued to like the space through the end of the Fund’s fiscal year, due to its historically low valuations combined with future expected growth.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based on market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Herzfeld Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Equity Funds	30%
Preferred Stocks	26
International Equity Funds	17
Fixed Income Funds	6
International Fixed Income Funds	1
Other (includes short-term investments)	20

Total	100%

Closed-end Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Herzfeld Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	16.04%	6.83%		9/5/12
Class A Shares at POP[3,4]	9.36	5.28		9/5/12
Class C Shares at NAV[2] and with CDSC	15.22	6.04		9/5/12
Class I Shares at NAV	16.40	7.11		9/5/12
MSCI AC World Index (net)	11.96	8.99	[5]	—
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	2.57	[5]	—
Herzfeld Composite: 60% MSCI AC World Index (net) / 40% Bloomberg Barclays U.S. Aggregate Index	9.43	6.53	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.91%, Net 2.78%; C Shares: Gross 3.66%, Net 3.53%; I Shares: Gross 2.66%, Net 2.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Multi-Asset Trend Fund Fund Summary	Ticker Symbols: Class A: VAAAX Class C: VAACX Class I: VAISX

Portfolio Manager Commentary by Virtus Investment Advisers

⬛	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

⬛	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 3.82%, Class C shares returned 3.06%, and Class I shares returned 4.08%*. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%. Dow Jones Global Moderate Portfolio Index, the Fund’s style-specific index appropriate for comparison, returned 10.98%.

*	See footnote 7 on page 21.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Over the past 12 months, the S&P 500® Index climbed by over 15%. The Dow Jones Moderate Portfolio Index, which is the Fund’s primary benchmark, climbed by nearly 11%. While the headline numbers are positive, investors experienced significant turbulence along the way.

The beginning of October 2015 marked the point of rebound from a steep, but brief, global market correction during August and September. The strong relief rally which persisted through October faded as year-end 2015 approached, and November and December were marked by sideways performance in the U.S. and further deterioration globally. Expectations of central bank rate increases, multiple tensions in the geopolitical arena, and a minor meltdown in the junk bond market all contributed to a general sense of discomfort.

This discomfort was validated in January 2016, with another steep market correction. The losses extended into February, with a second dip, as fear evolved into outright panic. Existing concerns related to slowing growth in China were exacerbated by a steep decline in oil prices, highlighting the stagnant levels of global economic growth.

By the third week of February, though, the wave of selling had passed, and the “greed” trade had taken over from the “fear” trade. A strong, extended rally was in place that would last until late spring/early summer. At that point, the U.K.’s pending “Brexit” vote became the “fear of the moment,” taking some of the steam out of global markets, especially outside of the U.S.

Global market reaction to the eventual Brexit decision in late June was puzzling. In the first two trading sessions after the vote, the U.S. equity market dropped in excess of 5%, as measured by the S&P 500® Index. European markets fared even worse. Within a week, however, the prior market highs were regained. It appeared that the rally was back in place but, in fact, it evolved into a frustrating, sideways market throughout the rest of the summer. A brief risk flare in the middle of September —loosely linked to Federal Reserve rate hike fears — was dispatched relatively quickly and the market level at fiscal year-end was near all-time highs.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s underperformance of the benchmark was primarily due to two whipsaw events that occurred in rapid succession.

A “whipsaw” event is when a stock (or index) price quickly reverses direction. The Fund can be impacted by these events because price moves drive both the portfolio allocations and the risk management mechanisms. For example, the dramatic risk flare that occurred in August and September 2015 (at the end of the Fund’s 2015 fiscal year) caused the Fund to adopt a defensive posture in the U.S. equity portion of the portfolio, introducing a significant allocation to cash equivalents. This happened as the S&P 500® Index level fell below its 200-day moving average, signaling that all weak U.S. sub-industries in the portfolio (as measured by their own 200-day moving average analyses) should be removed from the portfolio and replaced with cash equivalents. During this period, given the relative weakness in non-U.S. markets, the global portion of the portfolio maintained an additional cash buffer, leading to increased cash equivalent levels across the total portfolio, and highly conservative positioning in the alternatives and fixed income components. As the market’s strong recovery began in early October 2015, this significant defensive positioning weighed on the Fund’s ability to participate. Unfortunately, by the time the Fund began to reduce the cash equivalents position and take on additional risk, the markets had begun to weaken once again.

A similar whipsaw event occurred in the first quarter of 2016. Between December 31, 2015 and March 24, 2016, the performance of the U.S. stock market was essentially flat, and global markets were down slightly. In the early weeks of the quarter, though, the U.S. market had declined by more than 10%, and global markets were down about 12%. The severity of these declines, and the steepness of the subsequent recovery, led to another situation where the Fund adopted a large allocation to cash equivalents, just in time for the recovery to begin.

The Fund has built-in mechanisms to mitigate the negative impact of this sort of event, but whipsaws cannot be avoided entirely. The most damaging feature of the past year, though, was the fact that the Fund experienced two whipsaw events in a relatively short period of time. While single, isolated whipsaw events can be observed with some frequency, it is exceedingly rare for two severe events to occur so close together.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Multi-Asset Trend Fund (Continued)

Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Commodity-Linked: Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Exchange-Traded Funds		63%
Common Stocks		37
Consumer Discretionary	9%
Information Technology	5
Consumer Staples	5
All other Common Stocks	18

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Multi-Asset Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	3.82%	3.71%	2.75%		3/15/11
Class A Shares at POP[3,4]	-2.15	2.49	1.66		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	3.06	2.94	2.01		3/15/11
Class I Shares at NAV[7]	4.08	3.95	3.00		3/15/11
S&P 500® Index	15.43	16.37	12.30	[5]	—
Dow Jones Global Moderate Portfolio IndexSM	10.98	8.66	6.70	[5]	—

Fund Expense Ratios6: A Shares: 1.75%; C Shares: 2.50%; I Shares: 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Sector Trend Fund Fund Summary	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

Portfolio Manager Commentary by Virtus Investment Advisers

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation.

⬛	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 3.45%*, Class C shares returned 2.60%, and Class I shares returned 3.65%. For the same period, the S&P 500® Index, which is both the broad-based equity index and the Fund’s style-specific benchmark, returned 15.43%.

*	See footnote 7 on page 24.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Over the past 12 months, the S&P 500® Index climbed by over 15%. While this performance is slightly above historical averages, the encouraging headline number masks the significant turbulence that was experienced along the way.

The beginning of October 2015 marked the point of rebound from a steep, but brief, 10% market correction during August and September. The strong relief rally which persisted through October faded as year-end 2015 approached, and November and December were marked by sideways performance and increasing risk (as measured by the CBOE Volatility Index (“VIX® Index”). Expectations of central bank rate increases, multiple tensions in the geopolitical arena, and a minor meltdown in the junk bond market all contributed to a general sense of discomfort.

This discomfort was validated in January 2016 with another steep market correction. The losses extended into February with fear evolving into outright panic. Existing concerns related to slowing growth in China were exacerbated by a steep decline in oil prices, highlighting the stagnant levels of global economic growth. By the third week of February, though, the wave of selling had passed, and the “greed” trade had taken over from the “fear” trade. A strong, extended rally was in place that would last until late spring/early summer. At that point, the U.K.’s pending “Brexit” vote became the “fear of the moment,” taking some of the steam out of the stock market.

Global market reaction to the eventual Brexit decision in late June was puzzling. In the first two trading sessions after the vote, the U.S. equity market dropped in excess of 5%, as measured by the S&P 500® Index. European markets fared even worse. Within a week, however, the prior market highs were regained. It appeared that the rally was back in place but, in fact, it evolved into a frustrating, sideways market throughout the rest of the summer. A brief risk flare in the middle of September loosely linked to Federal Reserve rate hike fears was dispatched relatively quickly and the market level at fiscal year-end was near all-time highs.

What factors affected the Fund’s performance during its fiscal year?

The Fund trailed the S&P 500® Index by over 11% for the year. This underperformance was primarily due to two whipsaw events that occurred in rapid succession.

A “whipsaw” event is when a stock (or index) price quickly reverses direction. The Fund can be impacted by these events because price moves drive both the portfolio allocations and the risk management mechanisms. For example, the dramatic risk flare that occurred in August and September 2015 (at the end of the Fund’s 2015 fiscal year) caused the Fund to adopt a defensive posture and introduce a significant allocation to cash equivalents. During the first week of October 2015, the Fund reached a 100% allocation to cash equivalents. This defensive positioning was adopted as each of the nine (at the time) sectors within the S&P 500® Index fell below their 200-day average levels (a measurement that is subject to a five-day confirmation period). The timing was unfortunate, as it became clear in hindsight that the market’s strong recovery had already begun. Full equity exposure didn’t resume until the beginning of November, at which point the Fund had locked in 8.04% of underperformance. By that time, the market had begun to weaken once again.

A similar whipsaw event occurred in the first quarter of 2016. Between December 31, 2015 and March 24, 2016, the performance of the U.S. stock market was essentially flat. In the early weeks of the quarter, though, the market had declined by more than 10%. The severity of the decline, and the steepness of the subsequent recovery, led to another situation where the Fund adopted a large allocation to cash equivalents, just in time for the recovery to begin. In this case, the Fund handled the whipsaw much better, but still locked in a loss of 1.41%. One big difference during this whipsaw as compared to the last was the relatively smaller allocation to cash equivalents, maxing out at around 60% of the portfolio.

The Fund has built-in mechanisms to mitigate the negative impact of this sort of event, but whipsaws cannot be avoided entirely. The most damaging feature of the past year, though, was the fact that the Fund experienced two whipsaw events in a relatively short period of time. While single, isolated whipsaw events can be observed with some frequency, it is exceedingly rare for two severe events to occur so close together.

The damage caused by these two whipsaw events can be seen if we separate the performance on those days when the Fund was fully invested from those days when the Fund had an allocation to cash equivalents. Over 9% of the underperformance experienced during the year occurred during periods when the Fund had a defensive cash equivalent position in place.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Sector Trend Fund (Continued)

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Staples	20%
Utilities	20
Consumer Discretionary	15
Health Care	15
Energy	5
Industrials	5
Financials	5
Other	15

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Sector Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2,7]	3.45%	9.96%	5.38%	—		—
Class A Shares at POP[3,4]	-2.49	8.66	4.76	—		—
Class C Shares at NAV[2] and with CDSC[4]	2.60	9.12	4.60	—		—
Class I Shares at NAV	3.65	10.21	—	10.02%		10/1/09
S&P 500® Index	15.43	16.37	7.24	13.59	[5]	—

Fund Expense Ratios6: A Shares 1.01%; C Shares 1.76%; I Shares 0.76%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class I shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.
[7]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

VIRTUS ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUNDS(3)—50.0%

Equity Funds—42.4%
Virtus Global Infrastructure Fund Class I	684,076	$9,734
Virtus Global Real Estate Securities Fund Class I	176,175	5,143
Virtus International Real Estate Securities Fund Class I	766,372	5,564
Virtus Real Estate Securities Fund Class I	118,789	4,375

		24,816

Fixed Income Fund—7.6%
Virtus Senior Floating Rate Fund Class I	475,774	4,486
TOTAL AFFILIATED MUTUAL FUNDS (Identified Cost $20,545)		29,302

EXCHANGE-TRADED FUNDS(3)—49.0%
Global X Uranium Index Fund	1,570	21
iShares S&P North American Natural Resources Sector Index Fund	308,910	10,645
PowerShares DB Commodity Index Tracking Fund(2)	539,600	8,099
PowerShares DB G10 Currency Harvest Fund(2)	226,250	5,638
Vaneck Vectors Agribusiness Index Fund	40,700	2,033
Vaneck Vectors Coal Index Fund	172,332	2,034
WisdomTree Managed Futures Strategy Fund(2)	5,800	244
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $27,197)		28,714
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified Cost $47,742)		58,016

	SHARES	VALUE
SHORT-TERM INVESTMENT—0.6%

Money Market Mutual Fund—0.6%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(3)	324,668	$325
TOTAL SHORT-TERM INVESTMENT (Identified Cost $325)		325
TOTAL INVESTMENTS—99.6% (Identified Cost $48,067)		58,341	(1)
Other assets and liabilities, net—0.4%		218

NET ASSETS—100.0%		$58,559

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at, September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Affiliated Mutual Funds	$29,302	$29,302
Exchange-Traded Funds	28,714	28,714
Short-Term Investments	325	325

Total Investments	$58,341	$58,341

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

25

VIRTUS EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.3%

Consumer Discretionary—24.1%
Advance Auto Parts, Inc.	13,416	$2,001
Amazon.com, Inc.(2)	15,388	12,884
AutoNation, Inc.(2)	13,387	652
AutoZone, Inc.(2)	5,496	4,223
Best Buy Co., Inc.	389,420	14,868
CarMax, Inc.(2)	36,931	1,970
Chipotle Mexican Grill, Inc.(2)	1,784	755
Comcast Corp. Class A	165,054	10,950
Darden Restaurants, Inc.	6,284	385
Dollar General Corp.	44,493	3,114
Dollar Tree, Inc.(2)	36,734	2,899
Expedia, Inc.	5,048	589
Foot Locker, Inc.	17,649	1,195
Gap, Inc. (The)	33,223	739
Genuine Parts Co.	150,046	15,072
Hasbro, Inc.	79,033	6,270
Home Depot, Inc. (The)	79,754	10,263
Horton (D.R.), Inc.	146,179	4,415
Interpublic Group of Cos., Inc. (The)	242,069	5,410
L Brands, Inc.	35,589	2,519
Leggett & Platt, Inc.	79,617	3,629
Lennar Corp. Class A	79,754	3,377
LKQ Corp.(2)	179,910	6,380
Lowe’s Cos., Inc.	56,497	4,080
Mattel, Inc.	238,916	7,234
McDonald’s Corp.	52,550	6,062
Mohawk Industries, Inc.(2)	37,194	7,451
Netflix, Inc.(2)	16,617	1,638
Newell Brands, Inc.	252,632	13,304
NIKE, Inc. Class B	231,187	12,172
O’Reilly Automotive, Inc.(2)	17,865	5,004
Omnicom Group, Inc.	138,664	11,786
Priceline Group, Inc. (The)(2)	2,005	2,950
PulteGroup, Inc.	141,512	2,836
Ross Stores, Inc.	55,624	3,577
Starbucks Corp.	85,561	4,632
Target Corp.	95,614	6,567
TJX Cos., Inc. (The)	92,208	6,895
TripAdvisor, Inc.(2)	4,356	275
Urban Outfitters, Inc.(2)	13,983	483
Wynn Resorts Ltd.	163,362	15,915
Yum! Brands, Inc.	24,629	2,237

		229,657

Consumer Staples—12.8%
Altria Group, Inc.	83,263	5,265
Brown-Forman Corp. Class B	84,798	4,023
Campbell Soup Co.	9,595	525
Church & Dwight Co., Inc.	9,571	459
Clorox Co. (The)	4,955	620
Coca-Cola Co. (The)	162,326	6,870
Colgate-Palmolive Co.	35,066	2,600
ConAgra Foods, Inc.	24,197	1,140
Constellation Brands, Inc. Class A	80,118	13,339
CVS Health Corp.	64,629	5,751
Dr. Pepper Snapple Group, Inc.	6,542	597
General Mills, Inc.	31,857	2,035
Hershey Co. (The)	8,539	816
Hormel Foods Corp.	12,918	490
J.M. Smucker Co. (The)	5,669	768

	SHARES	VALUE
Consumer Staples—continued
Kellogg Co.	13,502	$1,046
Kimberly-Clark Corp.	13,782	1,739
Kraft Heinz Co.(The)	31,149	2,788
McCormick & Co., Inc.	5,957	595
Mead Johnson Nutrition Co.	9,880	781
Molson Coors Brewing Co. Class B	173,256	19,024
Mondelez International, Inc. Class A	66,826	2,934
Monster Beverage Corp.(2)	5,098	748
PepsiCo, Inc.	60,728	6,605
Philip Morris International, Inc.	67,225	6,536
Procter & Gamble Co. (The)	102,723	9,219
Reynolds American, Inc.	45,883	2,163
Sysco Corp.	343,665	16,843
Tyson Foods, Inc. Class A	14,467	1,080
Walgreens Boots Alliance, Inc.	50,832	4,098

		121,497

Energy—1.5%
Marathon Petroleum Corp.	82,522	3,349
Phillips 66	72,758	5,861
Tesoro Corp.	18,991	1,511
Valero Energy Corp.	73,955	3,920

		14,641

Financials—4.4%
Allstate Corp. (The)	36,510	2,526
AON plc	50,799	5,714
CHUBB Ltd.	40,402	5,077
Cincinnati Financial Corp.	12,800	965
CME Group, Inc.	32,824	3,431
Intercontinental Exchange, Inc.	11,546	3,110
Marsh & McLennan Cos., Inc.	96,509	6,490
Moody’s Corp.	16,673	1,805
NASDAQ OMX Group, Inc. (The)	11,147	753
Progressive Corp. (The)	54,521	1,717
S&P Global, Inc.	26,229	3,320
Travelers Cos., Inc. (The)	26,567	3,043
Willis Towers Watson plc	25,698	3,412
XL Group Ltd.	27,227	916

		42,279

Health Care—9.0%
Abbott Laboratories	52,349	2,214
Aetna, Inc.	18,510	2,137
Agilent Technologies, Inc.	41,343	1,947
Allergan plc	4,381	1,009
AmerisourceBergen Corp.	22,255	1,798
Anthem, Inc.	13,929	1,745
Bard (C.R.), Inc.	2,693	604
Baxter International, Inc.	19,761	941
Becton, Dickinson & Co.	7,586	1,363
Boston Scientific Corp.(2)	48,615	1,157
Bristol-Myers Squibb Co.	18,595	1,003
Cardinal Health, Inc.	37,362	2,903
Centene Corp.(2)	7,925	531
Cigna Corp.	13,824	1,801
Danaher Corp.	18,139	1,422
DENTSPLY SIRONA, Inc.	249,779	14,844
Edwards Lifesciences Corp.(2)	8,137	981
Eli Lilly & Co.	10,881	873

	SHARES	VALUE
Health Care—continued
Endo International plc(2)	2,492	$50
Henry Schein, Inc.(2)	9,357	1,525
Hologic, Inc.(2)	8,075	314
Humana, Inc.	8,126	1,437
Illumina, Inc.(2)	18,616	3,382
Intuitive Surgical, Inc.(2)	1,353	981
Johnson & Johnson	30,854	3,645
Mallinckrodt plc(2)	1,412	98
McKesson Corp.	26,133	4,358
Medtronic plc	49,857	4,308
Merck & Co., Inc.	31,154	1,944
Mylan NV(2)	4,962	189
Patterson Cos., Inc.	9,862	453
PerkinElmer, Inc.	14,683	824
Perrigo Co. plc	1,714	158
Pfizer, Inc.	68,830	2,331
St. Jude Medical, Inc.	9,450	754
Stryker Corp.	11,622	1,353
Thermo Fisher Scientific, Inc.	50,947	8,104
UnitedHealth Group, Inc.	51,534	7,215
Varian Medical Systems, Inc.(2)	3,575	356
Waters Corp.(2)	10,258	1,626
Zimmer Biomet Holdings, Inc.	6,664	866
Zoetis, Inc.	5,506	286

		85,830

Industrials—11.4%
3M Co.	19,875	3,503
Allegion plc	87,449	6,026
Avery Dennison Corp.	22,874	1,779
Boeing Co. (The)	20,133	2,652
Cintas Corp.	154,888	17,440
Dover Corp.	17,896	1,318
Dun & Bradstreet Corp. (The)	10,924	1,493
Equifax, Inc.	35,348	4,757
Flowserve Corp.	15,794	762
Fortive Corp.	9,376	477
General Dynamics Corp.	9,340	1,449
General Electric Co.	326,830	9,681
Honeywell International, Inc.	23,853	2,781
Illinois Tool Works, Inc.	38,206	4,579
Ingersoll-Rand plc	30,625	2,081
L-3 Communications Holdings, Inc.	2,382	359
Lockheed Martin Corp.	7,768	1,862
Masco Corp.	303,419	10,410
Nielsen Holdings plc	108,075	5,790
Northrop Grumman Corp.	5,679	1,215
Parker Hannifin Corp.	15,698	1,971
Pentair plc	20,716	1,331
Raytheon Co.	9,374	1,276
Republic Services, Inc.	77,105	3,890
Rockwell Collins, Inc.	4,203	355
Roper Technologies, Inc.	3,115	568
Snap-On, Inc.	6,994	1,063
Stanley Black & Decker, Inc.	17,055	2,097
Stericycle, Inc.(2)	26,991	2,163
Textron, Inc.	8,524	339
TransDigm Group, Inc.(2)	1,717	496
United Technologies Corp.	24,628	2,502
Waste Management, Inc.	132,909	8,474
Xylem, Inc.	20,807	1,091

		108,030

See Notes to Financial Statements

26

VIRTUS EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Information Technology—14.0%
Activision Blizzard, Inc.	148,674	$6,586
Adobe Systems, Inc.(2)	49,841	5,410
Akamai Technologies, Inc.(2)	7,701	408
Alliance Data Systems Corp.(2)	1,655	355
Alphabet, Inc. Class A(2)	6,018	4,839
Alphabet, Inc. Class C(2)	6,175	4,800
Amphenol Corp. Class A	110,554	7,177
Analog Devices, Inc.	9,171	591
Applied Materials, Inc.	298,939	9,013
Autodesk, Inc.(2)	22,802	1,649
Automatic Data Processing, Inc.	11,943	1,053
Broadcom Ltd.	11,345	1,957
CA, Inc.	7,448	246
Citrix Systems, Inc.(2)	15,245	1,299
Corning, Inc.	387,635	9,168
eBay, Inc.(2)	37,638	1,238
Electronic Arts, Inc.(2)	91,582	7,821
Facebook, Inc. Class A(2)	54,189	6,951
Fidelity National Information Services, Inc.	7,290	562
First Solar, Inc.(2)	2,832	112
Fiserv, Inc.(2)	5,920	589
Global Payments, Inc.	4,974	382
Intel Corp.	143,728	5,426
Intuit, Inc.	25,799	2,838
KLA-Tencor Corp.	54,832	3,822
Lam Research Corp.	42,188	3,996
Linear Technology Corp.	8,237	488
MasterCard, Inc. Class A	25,628	2,608
Microchip Technology, Inc.	5,825	362
Micron Technology, Inc.(2)	33,906	603
Microsoft Corp.	222,506	12,816
NVIDIA Corp.	14,806	1,014
Oracle Corp.	78,358	3,078
Paychex, Inc.	8,461	490
PayPal Holdings, Inc.(2)	28,756	1,178
Qorvo, Inc.(2)	3,719	207
QUALCOMM, Inc.	45,391	3,109
Red Hat, Inc.(2)	4,759	385
salesforce.com, Inc.(2)	62,138	4,432
Skyworks Solutions, Inc.	5,970	455
Symantec Corp.	18,429	463
Texas Instruments, Inc.	30,638	2,150
Total System Services, Inc.	4,694	221
VeriSign, Inc.(2)	3,326	260
Verisk Analytics, Inc.(2)	47,034	3,823
Visa, Inc. Class A	50,371	4,166
Western Union Co. (The)	14,064	293
Xerox Corp.	26,512	269
Xilinx, Inc.	7,863	427
Yahoo!, Inc.(2)	29,250	1,261

		132,846

Materials—10.1%
Alcoa, Inc.(2)	1,305,081	13,233
Dow Chemical Co. (The)	120,154	6,228
Du Pont (E.I.) de Nemours & Co.	93,214	6,243
Eastman Chemical Co.	16,353	1,107
Ecolab, Inc.	31,836	3,875
International Flavors & Fragrances, Inc.	9,620	1,375

	SHARES	VALUE
Materials—continued
International Paper Co.	104,012	$4,990
Martin Marietta Materials, Inc.	39,263	7,032
Newmont Mining Corp.	453,117	17,803
Nucor Corp.	275,333	13,615
PPG Industries, Inc.	32,286	3,337
Sealed Air Corp.	49,541	2,270
Sherwin-Williams Co. (The)	9,488	2,625
Vulcan Materials Co.	79,387	9,029
Westrock Co.	66,369	3,218

		95,980

Real Estate—8.0%
American Tower Corp.	36,658	4,154
Apartment Investment & Management Co. Class A	25,166	1,155
AvalonBay Communities, Inc.	23,056	4,100
Crown Castle International Corp.	29,424	2,772
Digital Realty Trust, Inc.	10,032	974
Equinix, Inc.	6,142	2,213
Equity Residential	61,652	3,966
Essex Property Trust, Inc.	11,047	2,460
Extra Space Storage, Inc.	11,023	875
Federal Realty Investment Trust	7,197	1,108
General Growth Properties, Inc.	82,053	2,265
HCP, Inc.	94,508	3,587
Iron Mountain, Inc.	15,576	585
Kimco Realty Corp.	57,684	1,670
Macerich Co. (The)	18,773	1,518
Prologis, Inc.	295,047	15,797
Public Storage	13,048	2,912
Realty Income Corp.	32,477	2,174
Simon Property Group, Inc.	37,524	7,768
UDR, Inc.	44,484	1,601
Ventas, Inc.	68,974	4,872
Welltower, Inc.	72,964	5,455
Weyerhaeuser Co.	68,919	2,201

		76,182

Telecommunication Services—1.4%
AT&T, Inc.	167,768	6,813
CenturyLink, Inc.	16,310	447
Frontier Communications Corp.	39,384	164
Verizon Communications, Inc.	111,574	5,800

		13,224

Utilities—2.6%
Ameren Corp.	13,315	655
American Electric Power Co., Inc.	17,198	1,104
CenterPoint Energy, Inc.	25,281	587
CMS Energy Corp.	15,587	655
Consolidated Edison, Inc.	16,245	1,223
Dominion Resources, Inc.	31,653	2,351
DTE Energy Co.	9,849	923
Duke Energy Corp.	24,924	1,995
Edison International	11,046	798
Entergy Corp.	6,562	504
Eversource Energy	11,199	607

	SHARES	VALUE
Utilities—continued
Exelon Corp.	33,150	$1,104
FirstEnergy Corp.	14,132	467
NextEra Energy, Inc.	16,228	1,985
NiSource, Inc.	18,375	443
PG&E Corp.	26,054	1,594
Pinnacle West Capital Corp.	4,767	362
PPL Corp.	23,185	802
Public Service Enterprise Group, Inc.	27,757	1,162
SCANA Corp.	7,305	529
Sempra Energy	12,902	1,383
Southern Co.	32,290	1,656
WEC Energy Group, Inc.	16,436	984
XCEL Energy, Inc.	17,824	733

		24,606
TOTAL COMMON STOCKS (Identified Cost $858,155)		944,772
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $858,155)		944,772
TOTAL INVESTMENTS—99.3% (Identified Cost $858,155)		944,772	(1)
Other assets and liabilities, net—0.7%		7,012

NET ASSETS—100.0%		$951,784

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Schedules of Investments):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$944,772	$944,772

Total Investments	$944,772	$944,772

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

27

VIRTUS GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—57.2%

Consumer Discretionary—14.2%
Advance Auto Parts, Inc.	211	$31
Amazon.com, Inc.(2)	177	148
AutoNation, Inc.(2)	208	10
AutoZone, Inc.(2)	81	62
Best Buy Co., Inc.	5,838	223
CarMax, Inc.(2)	537	29
Chipotle Mexican Grill, Inc.(2)	26	11
Comcast Corp. Class A	2,312	153
Darden Restaurants, Inc.	95	6
Dollar General Corp.	674	47
Dollar Tree, Inc.(2)	561	44
Expedia, Inc.	69	8
Foot Locker, Inc.	344	23
Gap, Inc. (The)	563	13
Genuine Parts Co.	2,164	217
Hasbro, Inc.	1,067	85
Home Depot, Inc. (The)	1,088	140
Horton (D.R.), Inc.	2,439	74
Interpublic Group of Cos., Inc. (The)	2,633	59
L Brands, Inc.	620	44
Leggett & Platt, Inc.	1,329	61
Lennar Corp. Class A	1,332	56
LKQ Corp.(2)	3,241	115
Lowe’s Cos., Inc.	753	54
Mattel, Inc.	3,742	113
McDonald’s Corp.	737	85
Mohawk Industries, Inc.(2)	625	125
Netflix, Inc.(2)	286	28
Newell Rubbermaid, Inc.	4,209	222
NIKE, Inc. Class B	3,606	190
O’Reilly Automotive, Inc.(2)	277	78
Omnicom Group, Inc.	1,695	144
Priceline Group, Inc. (The)(2)	29	43
PulteGroup, Inc.	2,389	48
Ross Stores, Inc.	840	54
Starbucks Corp.	1,287	70
Target Corp.	1,608	110
TJX Cos., Inc. (The)	1,310	98
TripAdvisor, Inc.(2)	67	4
Urban Outfitters, Inc.(2)	203	7
Wynn Resorts Ltd.	2,284	223
Yum! Brands, Inc.	343	31

		3,386

Consumer Staples—7.0%
Altria Group, Inc.	1,229	78
Brown-Forman Corp. Class B	1,176	56
Campbell Soup Co.	142	8
Church & Dwight Co., Inc.	151	7
Clorox Co. (The)	78	10
Coca-Cola Co. (The)	2,219	94
Colgate-Palmolive Co.	556	41
ConAgra Foods, Inc.	306	14
Constellation Brands, Inc. Class A	960	160
CVS Health Corp.	1,081	96
Dr. Pepper Snapple Group, Inc.	119	11
General Mills, Inc.	437	28
Hershey Co. (The)	121	12
Hormel Foods Corp.	268	10
J.M. Smucker Co. (The)	91	12
Kellogg Co.	191	15

	SHARES	VALUE
Consumer Staples—continued
Kimberly-Clark Corp.	227	$29
Kraft Heinz Co.(The)	417	37
McCormick & Co., Inc.	80	8
Mead Johnson Nutrition Co.	138	11
Molson Coors Brewing Co. Class B	2,103	231
Mondelez International, Inc. Class A	1,086	48
Monster Beverage Corp.(2)	73	11
PepsiCo, Inc.	803	87
Philip Morris International, Inc.	1,012	98
Procter & Gamble Co. (The)	1,573	141
Reynolds American, Inc.	557	26
Sysco Corp.	4,205	206
Tyson Foods, Inc. Class A	211	16
Walgreens Boots Alliance, Inc.	857	69

		1,670

Energy—0.9%
Marathon Petroleum Corp.	1,257	51
Phillips 66	1,131	91
Tesoro Corp.	297	23
Valero Energy Corp.	1,146	61

		226

Financials—2.4%
Allstate Corp. (The)	488	34
AON plc	699	79
CHUBB Ltd.	587	74
Cincinnati Financial Corp.	193	14
CME Group, Inc.	545	57
Intercontinental Exchange, Inc.	190	51
Marsh & McLennan Cos., Inc.	1,304	88
Moody’s Corp.	290	31
NASDAQ OMX Group, Inc. (The)	196	13
Progressive Corp. (The)	826	26
Travelers Cos., Inc. (The)	416	48
Willis Towers Watson plc	355	47
XL Group Ltd.	420	14

		576

Health Care—5.7%
Abbott Laboratories	893	38
Aetna, Inc.	284	33
Agilent Technologies, Inc.	568	27
Allergan plc(2)	70	16
AmerisourceBergen Corp.	371	30
Anthem, Inc.	201	25
Bard (C.R.), Inc.	27	6
Baxter International, Inc.	358	17
Becton, Dickinson & Co.	117	21
Boston Scientific Corp.(2)	614	15
Bristol-Myers Squibb Co.	319	17
Cardinal Health, Inc.	623	48
Centene Corp.(2)	154	10
Cigna Corp.	201	26
Danaher Corp.	259	20
DENTSPLY SIRONA, Inc.	3,350	199
Edwards Lifesciences Corp.(2)	113	14
Eli Lilly & Co.	190	15
Endo International plc(2)	39	1
Henry Schein, Inc.(2)	150	24
Hologic, Inc.(2)	151	6

	SHARES	VALUE
Health Care—continued
Humana, Inc.	123	$22
Illumina, Inc.(2)	318	58
Intuitive Surgical, Inc.(2)	22	16
Johnson & Johnson	524	62
Mallinckrodt plc(2)	27	2
McKesson Corp.	425	71
Medtronic plc	728	63
Merck & Co., Inc.	541	34
Mylan NV(2)	78	3
Patterson Cos., Inc.	157	7
PerkinElmer, Inc.	196	11
Perrigo Co. plc	25	2
Pfizer, Inc.	1,161	39
St. Jude Medical, Inc.	123	10
Stryker Corp.	158	18
Thermo Fisher Scientific, Inc.	705	112
UnitedHealth Group, Inc.	733	103
Varian Medical Systems, Inc.(2)	47	5
Waters Corp.(2)	141	22
Welltower, Inc.	1,076	81
Zimmer Biomet Holdings, Inc.	87	11
Zoetis, Inc.	88	5

		1,365

Industrials—6.2%
3M Co.	257	45
Allegion plc	1,128	78
Avery Dennison Corp.	388	30
Boeing Co. (The)	295	39
Cintas Corp.	2,225	251
Dover Corp.	272	20
Dun & Bradstreet Corp. (The)	130	18
Equifax, Inc.	460	62
Flowserve Corp.	224	11
Fortive Corp.	122	6
General Dynamics Corp.	116	18
General Electric Co.	4,319	128
Honeywell International, Inc.	356	41
Illinois Tool Works, Inc.	535	64
Ingersoll-Rand plc	420	28
L-3 Communications Holdings, Inc.	24	4
Lockheed Martin Corp.	117	28
Masco Corp.	4,007	137
Nielsen Holdings plc	1,542	83
Northrop Grumman Corp.	70	15
Parker Hannifin Corp.	217	27
Pentair plc	279	18
Raytheon Co.	125	17
Republic Services, Inc.	1,063	54
Rockwell Collins, Inc.	66	6
Roper Technologies, Inc.	40	7
Snap-On, Inc.	92	14
Stanley Black & Decker, Inc.	224	28
Stericycle, Inc.(2)	476	38
Textron, Inc.	122	5
TransDigm Group, Inc.(2)	31	9
United Technologies Corp.	357	36
Waste Management, Inc.	1,766	113
Xylem, Inc.	276	14

		1,492

See Notes to Financial Statements

28

VIRTUS GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Information Technology—8.1%
Activision Blizzard, Inc.	2,450	$109
Adobe Systems, Inc.(2)	680	74
Akamai Technologies, Inc.(2)	50	3
Alliance Data Systems Corp.(2)	24	5
Alphabet, Inc. Class A(2)	80	64
Alphabet, Inc. Class C(2)	83	65
Amphenol Corp. Class A	1,611	105
Analog Devices, Inc.	143	9
Applied Materials, Inc.	4,594	139
Autodesk, Inc.(2)	346	25
Automatic Data Processing, Inc.	201	18
Broadcom Ltd.	180	31
CA, Inc.	117	4
Citrix Systems, Inc.(2)	196	17
Corning, Inc.	5,684	134
eBay, Inc.(2)	313	10
Electronic Arts, Inc.(2)	1,526	130
Equinix, Inc.	78	28
Facebook, Inc. Class A(2)	570	73
Fidelity National Information Services, Inc.	122	9
First Solar, Inc.(2)	36	1
Fiserv, Inc.(2)	116	12
Global Payments, Inc.	73	6
Intel Corp.	2,280	86
Intuit, Inc.	358	39
KLA-Tencor Corp.	885	62
Lam Research Corp.	625	59
Linear Technology Corp.	121	7
MasterCard, Inc. Class A	431	44
Microchip Technology, Inc.	99	6
Micron Technology, Inc.(2)	492	9
Microsoft Corp.	2,886	166
NVIDIA Corp.	189	13
Oracle Corp.	1,163	46
Paychex, Inc.	136	8
PayPal Holdings, Inc.(2)	492	20
Qorvo, Inc.(2)	41	2
QUALCOMM, Inc.	649	44
Red Hat, Inc.(2)	73	6
salesforce.com, Inc.(2)	810	58
Skyworks Solutions, Inc.	101	8
Symantec Corp.	270	7
Texas Instruments, Inc.	463	32
Total System Services, Inc.	73	3
VeriSign, Inc.(2)	20	2
Verisk Analytics, Inc.(2)	671	55
Visa, Inc. Class A	837	69
Western Union Co. (The)	214	4
Xerox Corp.	444	4
Xilinx, Inc.	123	7
Yahoo!, Inc.(2)	226	10

		1,947

Materials—6.0%
Alcoa, Inc.	22,122	224
Dow Chemical Co. (The)	1,806	94
Du Pont (E.I.) de Nemours & Co.	1,380	92
Eastman Chemical Co.	256	17
Ecolab, Inc.	535	65
International Flavors & Fragrances, Inc.	157	23
International Paper Co.	1,741	84

	SHARES	VALUE
Materials—continued
Martin Marietta Materials, Inc.	460	$82
Newmont Mining Corp.	6,081	239
Nucor Corp.	4,161	206
PPG Industries, Inc.	543	56
Sealed Air Corp.	837	38
Sherwin-Williams Co. (The)	148	41
Vulcan Materials Co.	1,037	118
Westrock Co.	1,078	52

		1,431

Real Estate—4.1%
American Tower Corp.	482	55
Apartment Investment & Management Co. Class A	368	17
AvalonBay Communities, Inc.	351	62
Crown Castle International Corp.	385	36
Digital Realty Trust, Inc.	191	19
Equity Residential	978	63
Essex Property Trust, Inc.	161	36
Extra Space Storage, Inc.	149	12
Federal Realty Investment Trust	118	18
General Growth Properties, Inc.	1,048	29
HCP, Inc.	1,373	52
Iron Mountain, Inc.	205	8
Kimco Realty Corp.	683	20
Macerich Co. (The)	203	16
Prologis, Inc.	4,399	235
Public Storage	192	43
Realty Income Corp.	430	29
Simon Property Group, Inc.	520	108
UDR, Inc.	706	25
Ventas, Inc.	1,010	71
Weyerhaeuser Co.	949	30

		984

Telecommunication Services—0.8%
AT&T, Inc.	2,492	101
CenturyLink, Inc.	233	7
Frontier Communications Corp.	491	2
Verizon Communications, Inc.	1,639	85

		195

Utilities—1.8%
Ameren Corp.	258	13
American Electric Power Co., Inc.	277	18
CenterPoint Energy, Inc.	447	10
CMS Energy Corp.	285	12
Consolidated Edison, Inc.	306	23
Dominion Resources, Inc.	615	46
DTE Energy Co.	191	18
Duke Energy Corp.	398	32
Edison International	190	14
Entergy Corp.	114	9
Eversource Energy	198	11
Exelon Corp.	522	17
FirstEnergy Corp.	271	9
NextEra Energy, Inc.	257	31
NiSource, Inc.	332	8
PG&E Corp.	271	17
Pinnacle West Capital Corp.	72	5
PPL Corp.	357	12

	SHARES	VALUE
Utilities—continued
Public Service Enterprise Group, Inc.	537	$23
SCANA Corp.	141	10
Sempra Energy	222	24
Southern Co.	529	27
WEC Energy Group, Inc.	325	19
XCEL Energy, Inc.	266	11

		419
TOTAL COMMON STOCKS (Identified Cost $12,522)		13,691

EXCHANGE-TRADED FUNDS(3)—42.0%
iShares MSCI Australia Index Fund	58,930	1,232
iShares MSCI Brazil Capped Index Fund	41,042	1,384
iShares MSCI Hong Kong Index Fund	58,212	1,281
iShares MSCI India Index Fund	42,038	1,236
iShares MSCI Japan Index Fund	95,090	1,193
iShares MSCI South Korea Capped Index Fund	22,605	1,314
iShares MSCI Switzerland Capped Index Fund	37,916	1,158
iShares MSCI Taiwan Index Fund	78,821	1,238
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $9,088)		10,036
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $21,610)		23,727
TOTAL INVESTMENTS—99.2% (Identified Cost $21,610)		23,727	(1)
Other assets and liabilities, net—0.8%		203

NET ASSETS—100.0%		$23,930

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

Country Weightings (Unaudited)†
United States	83%
Korea	6
India	5
Taiwan	5
Ireland	1
Total	100%
† % of total investments as of September 30, 2016

See Notes to Financial Statements

29

VIRTUS GLOBAL EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$13,691	$13,691
Exchange-Traded Funds	10,036	10,036

Total Investments	$23,727	$23,727

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

30

VIRTUS HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
CLOSED END FUNDS(3)—54.1%

Equity Funds—29.8%
Adams Diversified Equity Fund, Inc.	52,189	$686
Adams Natural Resources Fund, Inc.	37,946	756
Allianzgi NFJ Dividend Interest & Premium Strategy Fund	57,707	729
Alpine Total Dynamic Dividend Fund	126,834	968
BlackRock Science & Technology Trust	122,284	2,278
Boulder Growth & Income Fund, Inc.	261,002	2,187
Gabelli Healthcare & WellnessRx Trust (The)	57,157	596
Gabelli Multimedia Trust, Inc.	36,000	277
General American Investors Co., Inc.	29,765	972
Liberty All Star Equity Fund	183,754	952
Salient Midstream & MLP Fund	115,986	1,471
Special Opportunities Fund, Inc.	2,824	73
Tortoise Pipeline & Energy Fund, Inc.	74,979	1,588
Tri-Continental Corp.	24,736	529

		14,062

Fixed Income Funds—6.5%
NexPoint Credit Strategies Fund	90,845	2,020
PIMCO Dynamic Credit Income Fund	50,240	1,024

		3,044

International Equity Funds—17.1%
Aberdeen Japan Equity Fund, Inc.	71,048	584
Alpine Global Dynamic Dividend Fund	105,759	920
Clough Global Opportunities Fund	40,477	391
Delaware Enhanced Global Dividend and Income Fund	18,872	191
First Trust Dynamic Europe Equity Income Fund	38,955	612
Japan Smaller Capitalization Fund, Inc.	56,954	602
New Germany Fund, Inc. (The)	45,240	649

	SHARES	VALUE
International Equity Funds—continued
Taiwan Fund, Inc. (The)(2)	10,400	$180
Tekla Healthcare Opportunities Fund	123,203	2,154
Tekla World Healthcare Fund	106,990	1,569
Templeton Dragon Fund, Inc.	10,137	178

		8,030

International Fixed Income Fund—0.7%
Diversified Real Asset Income Fund	19,626	338
TOTAL CLOSED END FUNDS (Identified Cost $25,205)		25,474

PREFERRED STOCKS—25.4%

Financials—25.4%
Eagle Point Credit Co., Inc. 7.00%	152,396	3,889
Eagle Point Credit Co., Inc. Series A 7.75%	19,349	507
MVC Capital, Inc. 7.25%	84,231	2,127
Oxford Lane Capital Corp. 7.50%	61,456	1,577
Oxford Lane Capital Corp. 8.125%	150,730	3,881
TOTAL PREFERRED STOCKS (Identified Cost $11,614)		11,981
TOTAL LONG TERM INVESTMENTS—79.5%
(Identified Cost $36,819)		37,455

SHORT-TERM INVESTMENT—19.4%

Money Market Mutual Fund—19.4%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(3)	9,167,116	9,167
TOTAL SHORT-TERM INVESTMENT (Identified Cost $9,167)		9,167
TOTAL INVESTMENTS—98.9% (Identified Cost $45,986)		46,622	(1)
Other assets and liabilities, net—1.1%		517

NET ASSETS—100.0%		$47,139

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Closed-End Funds	$25,474	$25,474
Preferred Stocks	11,981	11,981
Short-Term Investments	9,167	9,167

Total Investments	$46,622	$46,622

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

31

VIRTUS MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—35.9%

Consumer Discretionary—8.4%
Advance Auto Parts, Inc.	661	$99
Amazon.com, Inc.(2)	787	659
AutoNation, Inc.(2)	748	36
AutoZone, Inc.(2)	299	230
Best Buy Co., Inc.	20,240	773
CarMax, Inc.(2)	1,908	102
Chipotle Mexican Grill, Inc.(2)	135	57
Comcast Corp. Class A	8,601	571
Darden Restaurants, Inc.	460	28
Dollar General Corp.	2,232	156
Dollar Tree, Inc.(2)	1,894	150
Expedia, Inc.	275	32
Foot Locker, Inc.	937	63
Gap, Inc. (The)	1,495	33
Genuine Parts Co.	7,559	759
Hasbro, Inc.	3,965	315
Home Depot, Inc. (The)	4,076	525
Horton (D.R.), Inc.	6,505	196
Interpublic Group of Cos., Inc. (The)	15,114	338
L Brands, Inc.	1,854	131
Leggett & Platt, Inc.	3,538	161
Lennar Corp. Class A	3,545	150
LKQ Corp.(2)	9,377	333
Lowe’s Cos., Inc.	3,004	217
Mattel, Inc.	12,259	371
McDonald’s Corp.	2,675	309
Mohawk Industries, Inc.(2)	1,680	337
Netflix, Inc.(2)	948	93
Newell Brands, Inc.	11,217	591
NIKE, Inc. Class B	11,763	619
O’Reilly Automotive, Inc.(2)	914	256
Omnicom Group, Inc.	6,773	576
Priceline Group, Inc. (The)(2)	126	185
PulteGroup, Inc.	6,278	126
Ross Stores, Inc.	2,807	180
Starbucks Corp.	4,281	232
Target Corp.	4,896	336
TJX Cos., Inc. (The)	4,806	359
TripAdvisor, Inc.(2)	237	15
Urban Outfitters, Inc.(2)	523	18
Wynn Resorts Ltd.	8,304	809
Yum! Brands, Inc.	1,292	117

		11,643

Consumer Staples—4.8%
Altria Group, Inc.	4,928	312
Brown-Forman Corp. Class B	4,251	202
Campbell Soup Co.	880	48
Church & Dwight Co., Inc.	588	28
Clorox Co. (The)	335	42
Coca-Cola Co. (The)	8,247	349
Colgate-Palmolive Co.	1,866	138
ConAgra Foods, Inc.	1,947	92
Constellation Brands, Inc. Class A	3,600	599
CVS Health Corp.	2,871	255
Dr. Pepper Snapple Group, Inc.	453	41
General Mills, Inc.	2,502	160
Hershey Co. (The)	684	65
Hormel Foods Corp.	1,360	52
J.M. Smucker Co. (The)	353	48
Kellogg Co.	911	71

	SHARES	VALUE
Consumer Staples—continued
Kimberly-Clark Corp.	764	$96
Kraft Heinz Co. (The)	2,421	217
McCormick & Co., Inc.	549	55
Mead Johnson Nutrition Co.	798	63
Molson Coors Brewing Co. Class B	8,460	929
Mondelez International, Inc. Class A	6,664	292
Monster Beverage Corp.(2)	316	46
PepsiCo, Inc.	3,020	328
Philip Morris International, Inc.	3,966	386
Procter & Gamble Co. (The)	5,525	496
Reynolds American, Inc.	3,343	158
Sysco Corp.	17,367	851
Tyson Foods, Inc. Class A	988	74
Walgreens Boots Alliance, Inc.	2,258	182

		6,675

Energy—0.6%
Marathon Petroleum Corp.	4,322	175
Phillips 66	3,911	315
Tesoro Corp.	964	77
Valero Energy Corp.	3,845	204

		771

Financials—1.7%
Allstate Corp. (The)	2,733	189
AON plc	2,685	302
CHUBB Ltd.	2,977	374
Cincinnati Financial Corp.	1,012	76
CME Group, Inc.	1,470	154
Four Corners Property Trust, Inc.	90	2
Intercontinental Exchange, Inc.	533	144
Marsh & McLennan Cos., Inc.	5,037	339
Moody’s Corp.	755	82
NASDAQ OMX Group, Inc. (The)	543	37
Progressive Corp. (The)	4,045	127
S&P Global, Inc.	1,159	147
Travelers Cos., Inc. (The)	1,973	226
Willis Towers Watson plc	1,305	173
XL Group Ltd.	2,037	68

		2,440

Health Care—3.2%
Abbott Laboratories	2,818	119
Aetna, Inc.	922	106
Agilent Technologies, Inc.	2,310	109
Allergan plc(2)	238	55
AmerisourceBergen Corp.	1,000	81
Anthem, Inc.	761	95
Bard (C.R.), Inc.	145	32
Baxter International, Inc.	947	45
Becton, Dickinson & Co.	433	78
Boston Scientific Corp.(2)	2,871	68
Bristol-Myers Squibb Co.	850	46
Cardinal Health, Inc.	1,648	128
Centene Corp.(2)	397	27
Cigna Corp.	719	94
Danaher Corp.	1,253	98
DENTSPLY SIRONA, Inc.	14,065	836
Edwards Lifesciences Corp.(2)	456	55
Eli Lilly & Co.	525	42

	SHARES	VALUE
Health Care—continued
Endo International plc(2)	138	$3
Henry Schein, Inc.(2)	428	70
Hologic, Inc.(2)	389	15
Humana, Inc.	423	75
Illumina, Inc.(2)	1,000	182
Intuitive Surgical, Inc.(2)	81	59
Johnson & Johnson	1,382	163
Mallinckrodt plc(2)	73	5
McKesson Corp.	1,143	191
Medtronic plc	2,614	226
Merck & Co., Inc.	1,421	89
Mylan NV(2)	244	9
Patterson Cos., Inc.	442	20
PerkinElmer, Inc.	830	47
Perrigo Co. plc	94	9
Pfizer, Inc.	3,062	104
St. Jude Medical, Inc.	490	39
Stryker Corp.	643	75
Thermo Fisher Scientific, Inc.	2,637	419
UnitedHealth Group, Inc.	2,604	364
Varian Medical Systems, Inc.(2)	191	19
Waters Corp.(2)	526	83
Zimmer Biomet Holdings, Inc.	369	48
Zoetis, Inc.	256	13

		4,441

Industrials—4.1%
3M Co.	1,487	262
Allegion plc	4,434	306
Avery Dennison Corp.	1,028	80
Boeing Co. (The)	1,024	135
Cintas Corp.	7,928	893
Dover Corp.	1,008	74
Dun & Bradstreet Corp. (The)	555	76
Equifax, Inc.	1,810	244
Flowserve Corp.	888	43
Fortive Corp.	678	34
General Dynamics Corp.	506	78
General Electric Co.	16,700	495
Honeywell International, Inc.	1,300	152
Illinois Tool Works, Inc.	1,948	233
Ingersoll-Rand plc	1,536	104
L-3 Communications Holdings, Inc.	144	22
Lockheed Martin Corp.	387	93
Masco Corp.	15,495	532
Nielsen Holdings plc	5,562	298
Northrop Grumman Corp.	294	63
Parker Hannifin Corp.	826	104
Pentair plc	1,013	65
Raytheon Co.	550	75
Republic Services, Inc.	3,946	199
Rockwell Collins, Inc.	164	14
Roper Technologies, Inc.	241	44
Snap-On, Inc.	351	53
Stanley Black & Decker, Inc.	892	110
Stericycle, Inc.(2)	1,402	112
Textron, Inc.	402	16
TransDigm Group, Inc.(2)	109	31
United Technologies Corp.	1,314	133
Waste Management, Inc.	6,700	427
Xylem, Inc.	1,008	53

		5,653

See Notes to Financial Statements

32

VIRTUS MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Information Technology—4.9%
Activision Blizzard, Inc.	6,622	$293
Adobe Systems, Inc.(2)	2,530	275
Akamai Technologies, Inc.(2)	460	24
Alliance Data Systems Corp.(2)	91	20
Alphabet, Inc. Class A(2)	460	370
Alphabet, Inc. Class C(2)	480	373
Amphenol Corp. Class A	5,839	379
Analog Devices, Inc.	444	29
Applied Materials, Inc.	15,232	459
Autodesk, Inc.(2)	1,108	80
Automatic Data Processing, Inc.	571	50
Broadcom Ltd.	580	100
CA, Inc.	669	22
Citrix Systems, Inc.(2)	858	73
Corning, Inc.	20,600	487
eBay, Inc.(2)	2,426	80
Electronic Arts, Inc.(2)	4,074	348
Facebook, Inc. Class A(2)	2,071	266
Fidelity National Information Services, Inc.	349	27
First Solar, Inc.(2)	224	9
Fiserv, Inc.(2)	288	29
Global Payments, Inc.	194	15
Intel Corp.	7,339	277
Intuit, Inc.	1,403	154
KLA-Tencor Corp.	2,546	177
Lam Research Corp.	2,154	204
Linear Technology Corp.	310	18
MasterCard, Inc. Class A	1,121	114
Microchip Technology, Inc.	287	18
Micron Technology, Inc.(2)	1,180	21
Microsoft Corp.	10,265	591
NVIDIA Corp.	711	49
Oracle Corp.	5,179	203
Paychex, Inc.	391	23
PayPal Holdings, Inc.(2)	1,307	54
Qorvo, Inc.(2)	271	15
QUALCOMM, Inc.	2,194	150
Red Hat, Inc.(2)	245	20
salesforce.com, Inc.(2)	3,235	231
Skyworks Solutions, Inc.	338	26
Symantec Corp.	868	22
Texas Instruments, Inc.	1,495	105
Total System Services, Inc.	240	11
VeriSign, Inc.(2)	160	12
Verisk Analytics, Inc.(2)	2,396	195
Visa, Inc. Class A	2,230	184
Western Union Co. (The)	634	13
Xerox Corp.	1,141	12
Xilinx, Inc.	287	16
Yahoo!, Inc.(2)	2,126	92

		6,815

Materials—3.6%
Alcoa, Inc.(2)	67,810	688
Dow Chemical Co. (The)	6,168	320
Du Pont (E.I.) de Nemours & Co.	4,925	330
Eastman Chemical Co.	851	58
Ecolab, Inc.	1,421	173
International Flavors & Fragrances, Inc.	444	63
International Paper Co.	4,616	221
Martin Marietta Materials, Inc.	1,993	357

	SHARES	VALUE
Materials—continued
Newmont Mining Corp.	29,564	$1,161
Nucor Corp.	14,400	712
PPG Industries, Inc.	1,448	150
Sealed Air Corp.	2,200	101
Sherwin-Williams Co. (The)	426	118
Vulcan Materials Co.	4,021	457
Westrock Co.	2,882	140

		5,049

Real Estate—3.0%
American Tower Corp.	1,889	214
Apartment Investment & Management Co. Class A	1,343	62
AvalonBay Communities, Inc.	1,195	212
Crown Castle International Corp.	1,494	141
Digital Realty Trust, Inc.	539	52
Equinix, Inc.	316	114
Equity Residential	3,175	204
Essex Property Trust, Inc.	584	130
Extra Space Storage, Inc.	658	52
Federal Realty Investment Trust	723	111
General Growth Properties, Inc.	5,480	151
HCP, Inc.	4,844	184
Iron Mountain, Inc.	923	35
Kimco Realty Corp.	3,646	106
Macerich Co. (The)	1,148	93
Prologis, Inc.	15,051	806
Public Storage	664	148
Realty Income Corp.	2,327	156
Simon Property Group, Inc.	2,229	461
UDR, Inc.	2,173	78
Ventas, Inc.	3,654	258
Welltower, Inc.	3,837	287
Weyerhaeuser Co.	3,627	116

		4,171

Telecommunication Services—0.5%
AT&T, Inc.	8,967	364
CenturyLink, Inc.	964	26
Frontier Communications Corp.	2,835	12
Verizon Communications, Inc.	5,732	298

		700

Utilities—1.1%
Ameren Corp.	905	45
American Electric Power Co., Inc.	1,105	71
CenterPoint Energy, Inc.	1,544	36
CMS Energy Corp.	1,064	45
Consolidated Edison, Inc.	979	74
Dominion Resources, Inc.	2,124	158
DTE Energy Co.	654	61
Duke Energy Corp.	1,583	127
Edison International	661	48
Entergy Corp.	396	30
Eversource Energy	772	42
Exelon Corp.	2,301	77
FirstEnergy Corp.	849	28
NextEra Energy, Inc.	1,066	130
NiSource, Inc.	1,317	32
PG&E Corp.	1,691	103
Pinnacle West Capital Corp.	246	19

	SHARES	VALUE
Utilities—continued
PPL Corp.	1,517	$52
Public Service Enterprise Group, Inc.	1,673	70
SCANA Corp.	449	32
Sempra Energy	860	92
Southern Co.	2,171	111
WEC Energy Group, Inc.	992	59
XCEL Energy, Inc.	1,097	45

		1,587
TOTAL COMMON STOCKS (Identified Cost $45,429)		49,945

EXCHANGE-TRADED FUNDS(3)—60.3%
iShares 20+ Year Treasury Bond Fund	116,417	16,008
iShares Dow Jones U.S. Real Estate Index Fund	54,682	4,410
iShares iBoxx $ High Yield Corporate Bond Index Fund	91,923	8,021
iShares iBoxx $ Investment Grade Corporate Bond Fund	64,621	7,960
iShares JPMorgan Emerging Markets Bond Index Fund	70,922	8,313
iShares MSCI Australia Index Fund	205,773	4,301
iShares MSCI Brazil Capped Index Fund	145,084	4,894
iShares MSCI Hong Kong Index Fund	196,616	4,327
iShares MSCI India Index Fund	141,844	4,172
iShares MSCI Japan Index Fund	340,280	4,267
iShares MSCI South Korea Capped Index Fund	74,321	4,320
iShares MSCI Switzerland Capped Index Fund	135,679	4,145
iShares MSCI Taiwan Index Fund	282,122	4,429
PowerShares DB Gold Fund(2)	105,651	4,500
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $77,169)		84,067
TOTAL LONG TERM INVESTMENTS—96.2%
(Identified Cost $122,598)		134,012
TOTAL INVESTMENTS—96.2% (Identified Cost $122,598)		134,012	(1)
Other assets and liabilities, net—3.8%		5,270

NET ASSETS—100.0%		$139,282

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

See Notes to Financial Statements

33

VIRTUS MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$49,945	$49,945
Exchange-Traded Funds	84,067	84,067

Total Investments	$134,012	$134,012

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

34

VIRTUS SECTOR TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.1%

Consumer Discretionary—15.1%
Advance Auto Parts, Inc.	1,914	$285
Amazon.com, Inc.(2)	10,109	8,464
AutoNation, Inc.(2)	1,714	84
AutoZone, Inc.(2)	758	582
Bed Bath & Beyond, Inc.	3,964	171
Best Buy Co., Inc.	7,110	271
BorgWarner, Inc.	5,163	182
CarMax, Inc.(2)	4,958	265
Carnival Corp.	11,107	542
CBS Corp. Class B	10,565	578
Charter Communications, Inc. Class A(2)	5,657	1,527
Chipotle Mexican Grill, Inc.(2)	756	320
Coach, Inc.	7,149	261
Comcast Corp. Class A	62,259	4,130
Darden Restaurants, Inc.	3,249	199
Delphi Automotive plc	7,013	500
Discovery Communications, Inc. Class A(2)	3,896	105
Discovery Communications, Inc. Class C(2)	5,776	152
Dollar General Corp.	6,721	470
Dollar Tree, Inc.(2)	6,074	479
Expedia, Inc.	3,138	366
Foot Locker, Inc.	3,495	237
Ford Motor Co.	100,559	1,214
Gap, Inc. (The)	5,609	125
Garmin Ltd.	2,982	144
General Motors Co.	36,585	1,162
Genuine Parts Co.	3,837	385
Goodyear Tire & Rubber Co. (The)	6,794	219
H&R Block, Inc.	5,664	131
Hanesbrands, Inc.	9,823	248
Harley-Davidson, Inc.	4,681	246
Harman International Industries, Inc.	1,803	152
Hasbro, Inc.	2,938	233
Home Depot, Inc. (The)	32,010	4,119
Horton (D.R.), Inc.	8,827	267
Interpublic Group of Cos., Inc. (The)	10,320	231
Johnson Controls International plc	24,397	1,135
Kohl’s Corp.	4,614	202
L Brands, Inc.	6,238	442
Leggett & Platt, Inc.	3,505	160
Lennar Corp. Class A	4,877	207
LKQ Corp.(2)	7,957	282
Lowe’s Cos., Inc.	22,784	1,645
Macy’s, Inc.	7,866	291
Marriott International, Inc. Class A	8,288	558
Mattel, Inc.	8,927	270
McDonald’s Corp.	22,082	2,547
Michael Kors Holdings Ltd.(2)	4,420	207
Mohawk Industries, Inc.(2)	1,633	327
Netflix, Inc.(2)	11,040	1,088
Newell Brands, Inc.	12,431	655
News Corp. Class A	9,835	138
News Corp. Class B	3,086	44
NIKE, Inc. Class B	34,650	1,824

	SHARES	VALUE
Consumer Discretionary—continued
Nordstrom, Inc.	3,010	$156
O’Reilly Automotive, Inc.(2)	2,457	688
Omnicom Group, Inc.	6,088	518
Phillips-Van Heusen Corp.	2,027	224
Priceline Group, Inc. (The)(2)	1,289	1,897
PulteGroup, Inc.	8,022	161
Ralph Lauren Corp.	1,452	147
Ross Stores, Inc.	10,222	657
Royal Caribbean Cruises Ltd.	4,319	324
Scripps Networks Interactive, Inc. Class A	2,477	157
Signet Jewelers Ltd.	1,964	146
Staples, Inc.	16,735	143
Starbucks Corp.	37,640	2,038
Target Corp.	14,843	1,019
TEGNA, Inc.	5,545	121
Tiffany & Co.	2,752	200
Time Warner, Inc.	19,958	1,589
TJX Cos., Inc. (The)	16,916	1,265
Tractor Supply Co.	3,499	236
TripAdvisor, Inc.(2)	2,947	186
Twenty-First Century Fox, Inc. Class A	27,452	665
Twenty-First Century Fox, Inc. Class B	12,549	311
Ulta Salon Cosmetics & Fragrance, Inc.(2)	1,512	360
Under Armour, Inc. Class A(2)	4,748	184
Under Armour, Inc. Class C(2)	4,780	162
Urban Outfitters, Inc.(2)	2,308	80
VF Corp.	8,500	476
Viacom, Inc. Class B	9,026	344
Walt Disney Co. (The)	37,743	3,505
Whirlpool Corp.	1,941	315
Wyndham Worldwide Corp.	2,852	192
Wynn Resorts Ltd.	2,122	207
Yum! Brands, Inc.	9,534	866

		60,607

Consumer Staples—19.7%
Altria Group, Inc.	75,428	4,769
Archer-Daniels-Midland Co.	26,969	1,137
Brown-Forman Corp. Class B	9,054	430
Campbell Soup Co.	10,731	587
Church & Dwight Co., Inc.	10,974	526
Clorox Co. (The)	6,465	809
Coca-Cola Co. (The)	165,372	6,999
Colgate-Palmolive Co.	39,117	2,900
ConAgra Foods, Inc.	20,625	972
Constellation Brands, Inc. Class A	11,378	1,894
Costco Wholesale Corp.	19,337	2,949
Coty, Inc. Class A	2,953	69
CVS Health Corp.	46,391	4,128
Dr. Pepper Snapple Group, Inc.	9,266	846
Estee Lauder Cos., Inc. (The) Class A	10,653	943
General Mills, Inc.	27,159	1,735
Hershey Co. (The)	6,910	661
Hormel Foods Corp.	16,322	619
J.M. Smucker Co. (The)	5,957	807
Kellogg Co.	12,174	943
Kimberly-Clark Corp.	16,132	2,035

	SHARES	VALUE
Consumer Staples—continued
Kraft Heinz Co.(The)	25,475	$2,280
Kroger Co. (The)	45,709	1,357
McCormick & Co., Inc.	6,049	604
Mead Johnson Nutrition Co.	8,600	680
Molson Coors Brewing Co. Class B	9,942	1,092
Mondelez International, Inc. Class A	62,324	2,736
Monster Beverage Corp.(2)	6,598	969
PepsiCo, Inc.	34,976	3,804
Philip Morris International, Inc.	66,257	6,442
Procter & Gamble Co. (The)	113,332	10,172
Reynolds American, Inc.	39,323	1,854
Sysco Corp.	23,813	1,167
Tyson Foods, Inc. Class A	16,584	1,238
Wal-Mart Stores, Inc.	63,770	4,599
Walgreens Boots Alliance, Inc.	38,618	3,113
Whole Foods Market, Inc.	15,045	427

		79,292

Energy—5.1%
Anadarko Petroleum Corp.	8,586	544
Apache Corp.	6,378	407
Baker Hughes, Inc.	8,407	424
Cabot Oil & Gas Corp.	15,076	389
Chesapeake Energy Corp.(2)	12,733	80
Chevron Corp.	28,389	2,922
Cimarex Energy Co.	1,380	185
Concho Resources, Inc.(2)	2,068	284
ConocoPhillips	13,436	584
Devon Energy Corp.	8,829	390
EOG Resources, Inc.	9,754	943
EQT Corp.	2,542	185
Exxon Mobil Corp.	41,065	3,584
FMC Technologies, Inc.(2)	5,986	178
Halliburton Co.	15,260	685
Helmerich & Payne, Inc.	1,567	106
Hess Corp.	4,889	262
Kinder Morgan, Inc.	28,159	651
Marathon Oil Corp.	14,610	231
Marathon Petroleum Corp.	7,702	313
Murphy Oil Corp.	3,172	96
National Oilwell Varco, Inc.	7,055	259
Newfield Exploration Co.(2)	2,854	124
Noble Energy, Inc.	8,571	306
Occidental Petroleum Corp.	9,799	715
ONEOK, Inc.	3,086	159
Phillips 66	6,455	520
Pioneer Natural Resources Co.	5,655	1,050
Range Resources Corp.	4,545	176
Schlumberger Ltd.	21,238	1,670
Southwestern Energy Co.(2)	9,375	130
Spectra Energy Corp.	13,660	584
Tesoro Corp.	5,394	429
Transocean Ltd.(2)	5,073	54
Valero Energy Corp.	9,252	490
Williams Cos., Inc. (The)	14,035	431

		20,540

Financials—5.0%
Affiliated Managers Group, Inc.(2)	443	64
Aflac, Inc.	3,362	242
Allstate Corp. (The)	3,035	210

See Notes to Financial Statements

35

VIRTUS SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Financials—continued
American Express Co.	6,344	$406
American International Group, Inc.	8,371	497
Ameriprise Financial, Inc.	1,337	133
AON plc	2,169	244
Assurant, Inc.	491	45
Bank of America Corp.	83,612	1,308
Bank of New York Mellon Corp. (The)	8,843	353
BB&T Corp.	6,693	252
Berkshire Hathaway, Inc. Class B(2)	15,623	2,257
BlackRock, Inc.	997	361
Capital One Financial Corp.	4,169	299
Charles Schwab Corp. (The)	9,932	314
CHUBB Ltd.	3,797	477
Cincinnati Financial Corp.	1,224	92
Citigroup, Inc.	23,970	1,132
Citizens Financial Group, Inc.	4,284	106
CME Group, Inc.	2,760	288
Comerica, Inc.	1,429	68
Discover Financial Services	3,317	188
E*Trade Financial Corp.(2)	2,244	65
Fifth Third Bancorp	6,278	128
Franklin Resources, Inc.	2,922	104
Gallagher (Arthur J.) & Co.	1,445	73
Goldman Sachs Group, Inc. (The)	3,105	501
Hartford Financial Services Group, Inc. (The)	3,171	136
Huntington Bancshares, Inc.	8,984	89
Intercontinental Exchange, Inc.	972	262
Invesco Ltd.	3,409	107
JPMorgan Chase & Co.	29,806	1,985
KeyCorp	8,960	109
Legg Mason, Inc.	763	26
Leucadia National Corp.	2,656	51
Lincoln National Corp.	1,945	91
Loews Corp.	2,280	94
M&T Bank Corp.	1,288	149
Marsh & McLennan Cos., Inc.	4,246	286
MetLife, Inc.	9,091	404
Moody’s Corp.	1,369	148
Morgan Stanley	12,099	388
NASDAQ OMX Group, Inc. (The)	925	62
Navient Corp.	2,618	38
Northern Trust Corp.	1,759	120
People’s United Financial, Inc.	2,567	41
PNC Financial Services Group, Inc. (The)	4,054	365
Principal Financial Group, Inc.	2,215	114
Progressive Corp. (The)	4,713	148
Prudential Financial, Inc.	3,611	295
Regions Financial Corp.	10,318	102
S&P Global, Inc.	2,163	274
SL Green Realty Corp.	3,513	380
State Street Corp.	3,027	211
SunTrust Banks, Inc.	4,129	181
Synchrony Financial	6,511	182
T. Rowe Price Group, Inc.	2,053	136
Torchmark Corp.	917	59
Travelers Cos., Inc. (The)	2,353	269
U.S. Bancorp	13,236	568
Unum Group	1,950	69

	SHARES	VALUE
Financials—continued
Wells Fargo & Co.	37,553	$1,663
Willis Towers Watson plc	1,068	142
XL Group Ltd.	2,260	76
Zions Bancorp	1,693	52

		20,079

Health Care—14.7%
Abbott Laboratories	26,612	1,125
AbbVie, Inc.	34,637	2,185
Aetna, Inc.	7,683	887
Agilent Technologies, Inc.	7,034	331
Alexion Pharmaceuticals, Inc.(2)	4,769	584
Allergan plc	8,902	2,050
AmerisourceBergen Corp.	4,017	324
Amgen, Inc.	15,973	2,664
Anthem, Inc.	5,726	718
Bard (C.R.), Inc.	1,651	370
Baxter International, Inc.	10,578	504
Becton, Dickinson & Co.	4,648	835
Biogen, Inc.(2)	4,775	1,495
Boston Scientific Corp.(2)	29,124	693
Bristol-Myers Squibb Co.	35,789	1,930
Cardinal Health, Inc.	6,862	533
Celgene Corp.(2)	16,534	1,728
Centene Corp.(2)	3,638	244
Cerner Corp.(2)	6,399	395
Cigna Corp.	5,650	736
Cooper Cos, Inc. (The)	1,035	186
Danaher Corp.	12,947	1,015
DaVita HealthCare Partners, Inc.(2)	3,518	232
DENTSPLY SIRONA, Inc.	5,020	298
Edwards Lifesciences Corp.(2)	4,570	551
Eli Lilly & Co.	20,721	1,663
Endo International plc(2)	4,215	85
Express Scripts Holding Co.(2)	14,177	1,000
Gilead Sciences, Inc.	28,122	2,225
HCA Holdings, Inc.(2)	6,327	479
Henry Schein, Inc.(2)	1,739	283
Hologic, Inc.(2)	5,937	231
Humana, Inc.	3,441	609
Illumina, Inc.(2)	3,128	568
Intuitive Surgical, Inc.(2)	825	598
Johnson & Johnson	58,251	6,881
Laboratory Corporation of America Holdings(2)	2,173	299
Mallinckrodt plc(2)	2,307	161
McKesson Corp.	4,960	827
Medtronic plc	29,521	2,551
Merck & Co., Inc.	59,176	3,693
Mettler-Toledo International, Inc.(2)	571	240
Mylan NV(2)	9,832	375
Patterson Cos., Inc.	1,780	82
PerkinElmer, Inc.	2,329	131
Perrigo Co. plc	3,043	281
Pfizer, Inc.	129,431	4,384
Quest Diagnostics, Inc.	3,076	260
Regeneron Pharmaceuticals, Inc.(2)	1,608	646
St. Jude Medical, Inc.	6,252	499
Stryker Corp.	6,753	786
Thermo Fisher Scientific, Inc.	8,390	1,335

	SHARES	VALUE
Health Care—continued
UnitedHealth Group, Inc.	20,484	$2,868
Universal Health Services, Inc. Class B	1,908	235
Varian Medical Systems, Inc.(2)	2,000	199
Vertex Pharmaceuticals, Inc.(2)	5,279	460
Waters Corp.(2)	1,734	275
Zimmer Biomet Holdings, Inc.	4,322	562
Zoetis, Inc.	10,619	552

		58,936

Industrials—5.1%
3M Co.	6,650	1,172
Acuity Brands, Inc.	472	125
Alaska Air Group, Inc.	1,323	87
Allegion plc	1,027	71
American Airlines Group, Inc.	5,710	209
Ametek, Inc.	2,501	120
Avery Dennison Corp.	3,544	276
Boeing Co. (The)	6,493	855
Caterpillar, Inc.	6,634	589
Cintas Corp.	1,102	124
CSX Corp.	12,111	369
Cummins, Inc.	3,044	390
Deere & Co.	3,432	293
Delta Air Lines, Inc.	8,067	318
Dover Corp.	2,014	148
Dun & Bradstreet Corp. (The)	392	54
Eaton Corp. plc	5,988	393
Emerson Electric Co.	7,309	398
Equifax, Inc.	1,756	236
Expeditors International of Washington, Inc.	1,933	100
Fastenal Co.	3,133	131
FedEx Corp.	2,810	491
Flowserve Corp.	1,392	67
Fluor Corp.	2,180	112
Fortive Corp.	3,634	185
Fortune Brands Home & Security, Inc.	1,662	97
General Dynamics Corp.	3,361	522
General Electric Co.	70,701	2,094
Honeywell International, Inc.	8,627	1,006
Hunt (JB) Transport Services, Inc.	935	76
Illinois Tool Works, Inc.	3,640	436
Ingersoll-Rand plc	2,769	188
Jacobs Engineering Group, Inc.(2)	1,317	68
Kansas City Southern	1,161	108
L-3 Communications Holdings, Inc.	824	124
Lockheed Martin Corp.	2,859	685
Masco Corp.	3,966	136
Nielsen Holdings plc	3,593	192
Norfolk Southern Corp.	3,672	356
Northrop Grumman Corp.	2,051	439
PACCAR, Inc.	4,339	255
Parker Hannifin Corp.	1,815	228
Pentair plc	1,770	114
Pitney Bowes, Inc.	2,282	41
Quanta Services, Inc.(2)	1,621	45
Raytheon Co.	3,448	469
Republic Services, Inc.	2,492	126
Robert Half International, Inc.	1,967	74

See Notes to Financial Statements

36

VIRTUS SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
Robinson (C.H.) Worldwide, Inc.	1,526	$108
Rockwell Automation, Inc.	1,809	221
Rockwell Collins, Inc.	1,798	152
Roper Technologies, Inc.	1,090	199
Ryder System, Inc.	1,036	68
Snap-On, Inc.	620	94
Southwest Airlines Co.	7,293	284
Stanley Black & Decker, Inc.	1,614	199
Stericycle, Inc.(2)	911	73
Textron, Inc.	3,592	143
TransDigm Group, Inc.(2)	532	154
Union Pacific Corp.	9,695	946
United Continental Holdings, Inc.(2)	3,132	164
United Parcel Service, Inc. Class B	7,533	824
United Rentals, Inc.(2)	935	73
United Technologies Corp.	8,756	890
W.W. Grainger, Inc.	815	183
Waste Management, Inc.	4,726	301
Xylem, Inc.	1,919	101

		20,369

Information Technology—4.5%
Accenture plc Class A	2,789	341
Activision Blizzard, Inc.	3,117	138
Adobe Systems, Inc.(2)	2,245	244
Akamai Technologies, Inc.(2)	824	44
Alliance Data Systems Corp.(2)	274	59
Alphabet, Inc. Class A(2)	1,309	1,052
Alphabet, Inc. Class C(2)	1,313	1,021
Amphenol Corp. Class A	1,412	92
Analog Devices, Inc.	1,420	91
Apple, Inc.	24,012	2,715
Applied Materials, Inc.	4,862	147
Autodesk, Inc.(2)	905	65
Automatic Data Processing, Inc.	2,061	182
Broadcom Ltd.	1,780	307
CA, Inc.	1,492	49
Cisco Systems, Inc.	22,640	718
Citrix Systems, Inc.(2)	724	62
Cognizant Technology Solutions Corp. Class A(2)	2,761	132
Corning, Inc.	4,702	111
CSRA, Inc.	766	21
eBay, Inc.(2)	4,772	157
Electronic Arts, Inc.(2)	1,371	117
F5 Networks, Inc.(2)	318	40
Facebook, Inc. Class A(2)	10,228	1,312
Fidelity National Information Services, Inc.	1,511	116
First Solar, Inc.(2)	402	16
Fiserv, Inc.(2)	1,005	100
FLIR Systems, Inc.	689	22
Global Payments, Inc.	728	56
Harris Corp.	586	54
Hewlett Packard Enterprise Co.	7,482	170
HP Inc.	7,749	120
Intel Corp.	20,474	773
International Business Machines Corp.	3,888	618
Intuit, Inc.	1,116	123
Juniper Networks, Inc.	1,856	45

	SHARES	VALUE
Information Technology—continued
KLA-Tencor Corp.	740	$52
Lam Research Corp.	740	70
Linear Technology Corp.	1,118	66
MasterCard, Inc. Class A	4,272	435
Microchip Technology, Inc.	1,004	62
Micron Technology, Inc.(2)	4,729	84
Microsoft Corp.	34,442	1,984
Motorola Solutions, Inc.	784	60
NetApp, Inc.	1,350	48
NVIDIA Corp.	2,415	165
Oracle Corp.	13,911	546
Paychex, Inc.	1,479	86
PayPal Holdings, Inc.(2)	5,074	208
Qorvo, Inc.(2)	626	35
QUALCOMM, Inc.	6,524	447
Red Hat, Inc.(2)	835	67
salesforce.com, Inc.(2)	2,891	206
Seagate Technology plc	1,433	55
Skyworks Solutions, Inc.	881	67
Symantec Corp.	2,800	70
TE Connectivity Ltd.	1,630	105
Teradata Corp.(2)	689	21
Texas Instruments, Inc.	4,486	315
Total System Services, Inc.	792	37
VeriSign, Inc.(2)	441	34
Verisk Analytics, Inc.(2)	1,686	137
Visa, Inc. Class A	8,392	694
Western Digital Corp.	1,281	75
Western Union Co. (The)	2,300	48
Xerox Corp.	4,060	41
Xilinx, Inc.	1,183	64
Yahoo!, Inc.(2)	3,958	171

		17,985

Materials—4.9%
Air Products & Chemicals, Inc.	6,674	1,003
Albemarle Corp.	4,150	355
Alcoa, Inc.(2)	50,875	516
Ball Corp.	6,767	555
CF Industries Holdings, Inc.	9,262	225
Dow Chemical Co. (The)	41,468	2,149
Du Pont (E.I.) de Nemours & Co.	32,234	2,159
Eastman Chemical Co.	5,788	392
Ecolab, Inc.	9,714	1,182
FMC Corp.	5,376	260
Freeport-McMoRan Copper & Gold, Inc.	46,823	508
International Flavors & Fragrances, Inc.	3,086	441
International Paper Co.	15,209	730
LyondellBasell Industries N.V. Class A	9,952	803
Martin Marietta Materials, Inc.	2,502	448
Monsanto Co.	16,125	1,648
Mosaic Co. (The)	13,727	336
Newmont Mining Corp.	20,842	819
Nucor Corp.	12,088	598
Owens-Illinois, Inc.(2)	7,586	139
PPG Industries, Inc.	9,847	1,018
Praxair, Inc.	10,512	1,270
Sealed Air Corp.	7,767	356
Sherwin-Williams Co. (The)	3,044	842
Vulcan Materials Co.	5,114	582

	SHARES	VALUE
Materials—continued
Westrock Co.	9,451	$458

		19,792

Real Estate—4.9%
American Tower Corp.	14,850	1,683
Apartment Investment & Management Co. Class A	5,488	252
AvalonBay Communities, Inc.	4,803	854
Boston Properties, Inc.	5,378	733
CBRE Group, Inc. Class A(2)	10,362	290
Crown Castle International Corp.	11,781	1,110
Digital Realty Trust, Inc.	5,157	501
Equinix, Inc.	2,496	899
Equity Residential	12,777	822
Essex Property Trust, Inc.	2,294	511
Extra Space Storage, Inc.	4,398	349
Federal Realty Investment Trust	2,483	382
General Growth Properties, Inc.	20,416	563
HCP, Inc.	16,351	620
Host Hotels & Resorts, Inc.	25,967	404
Iron Mountain, Inc.	8,548	321
Kimco Realty Corp.	14,701	426
Macerich Co. (The)	4,220	341
Prologis, Inc.	18,445	988
Public Storage	5,199	1,160
Realty Income Corp.	9,056	606
Simon Property Group, Inc.	10,947	2,266
UDR, Inc.	9,358	337
Ventas, Inc.	12,273	867
Vornado Realty Trust	6,013	609
Welltower, Inc.	12,515	936
Weyerhaeuser Co.	26,259	839

		19,669

Telecommunication Services—0.5%
AT&T, Inc.	27,390	1,112
CenturyLink, Inc.	2,519	69
Frontier Communications Corp.	6,012	25
Level 3 Communications, Inc.(2)	1,347	63
Verizon Communications, Inc.	14,935	776

		2,045

Utilities—19.6%
AES Corp.	85,331	1,097
Alliant Energy Corp.	29,105	1,115
Ameren Corp.	31,235	1,536
American Electric Power Co., Inc.	63,406	4,071
American Water Works Co., Inc.	22,740	1,702
CenterPoint Energy, Inc.	55,687	1,294
CMS Energy Corp.	36,521	1,534
Consolidated Edison, Inc.	39,126	2,946
Dominion Resources, Inc.	80,004	5,942
DTE Energy Co.	23,152	2,169
Duke Energy Corp.	81,651	6,535
Edison International	41,798	3,020
Entergy Corp.	22,896	1,757
Eversource Energy	40,762	2,208
Exelon Corp.	118,205	3,935
FirstEnergy Corp.	54,622	1,807
NextEra Energy, Inc.	59,922	7,330
NiSource, Inc.	41,681	1,005

See Notes to Financial Statements

37

VIRTUS SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Utilities—continued
NRG Energy, Inc.	41,140	$461
PG&E Corp.	64,167	3,925
Pinnacle West Capital Corp.	14,560	1,106
PPL Corp.	87,090	3,011
Public Service Enterprise Group, Inc.	64,888	2,717
SCANA Corp.	18,280	1,323
Sempra Energy	32,117	3,443
Southern Co.	125,207	6,423
WEC Energy Group, Inc.	40,417	2,420
XCEL Energy, Inc.	65,660	2,701

		78,533
TOTAL COMMON STOCKS (Identified Cost $375,117)		397,847
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $375,117)		397,847
TOTAL INVESTMENTS—99.1% (Identified Cost $375,117)		397,847	(1)
Other assets and liabilities, net—0.9%		3,712

NET ASSETS—100.0%		$401,559

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$397,847	$397,847

Total Investments	$397,847	$397,847

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

38

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

	Alternatives Diversifier Fund		Equity Trend Fund	Global Equity Trend Fund

Assets
Investment in unaffiliated securities at value(1)	$29,039		$944,772	$23,727
Investments in affiliated funds at value(2)	29,302		—	—
Cash	300		—	226
Receivables
Investment securities sold	—		15,507	—
Fund shares sold	83		191	12
Dividends and interest receivable	—	(3)	1,541	23
Prepaid trustee retainer	1		22	1
Prepaid expenses	23		49	18
Other assets	1		13	—	(3)

Total assets	58,749		962,095	24,007

Liabilities
Cash overdraft	—		1,885	—
Payables
Fund shares repurchased	119		6,708	14
Investment advisory fees	—		822	20
Distribution and service fees	20		414	11
Administration fees	6		99	3
Transfer agent fees and expenses	18		198	7
Trustees’ fees and expenses	1		10	—	(3)
Professional fees	19		28	18
Trustee deferred compensation plan	1		13	—	(3)
Other accrued expenses	6		134	4

Total liabilities	190		10,311	77

Net Assets	$58,559		$951,784	$23,930

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$127,270		$1,465,643	$36,349
Accumulated undistributed net investment income (loss)	316		(1,663)	(207)
Accumulated undistributed net realized gain (loss)	(79,301)		(598,813)	(14,328)
Net unrealized appreciation (depreciation) on investments	10,274		86,617	2,116

Net Assets	$58,559		$951,784	$23,930

Class A
Net asset value (net assets/shares outstanding) per share	$10.89		$12.23	$9.94
Maximum offering price per share NAV/(1–5.75%)	$11.55		$12.98	$10.55
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,760,761		20,041,186	840,123
Net Assets	$19,171		$245,109	$8,351
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.73		$11.88	$9.69
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,826,873		35,663,123	1,162,279
Net Assets	$19,611		$423,675	$11,267
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.89		$12.31	$10.00
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,815,229		22,978,762	431,008
Net Assets	$19,777		$282,818	$4,312
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—		$12.34	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		14,720	—
Net Assets	$—		$182	$—

(1) Investment in unaffiliated securities at cost	$27,522		$858,155	$21,610
(2) Investment in affiliated funds at cost	$20,545		$—	$—
(3) Amount is less than $500.

See Notes to Financial Statements

39

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

	Herzfeld Fund	Multi-Asset Trend Fund	Sector Trend Fund
Assets
Investment in securities at value(1)	$46,622	$134,012	$397,847
Cash	750	5,173	4,706
Receivables
Investment securities sold	65	1,432	40,527
Fund shares sold	83	25	587
Dividends and interest receivable	50	85	803
Prepaid trustee retainer	1	3	9
Prepaid expenses	32	20	36
Other assets	1	2	5

Total assets	47,604	140,752	444,520

Liabilities
Payables
Fund shares repurchased	90	1,199	1,765
Investment securities purchased	289	—	40,697
Investment advisory fees	29	118	150
Distribution and service fees	14	75	165
Administration fees	5	15	41
Transfer agent fees and expenses	13	28	81
Trustees’ fees and expenses	1	1	4
Professional fees	19	18	19
Trustee deferred compensation plan	1	2	5
Other accrued expenses	4	14	34

Total liabilities	465	1,470	42,961

Net Assets	$47,139	$139,282	$401,559

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$48,009	$163,588	$442,248
Accumulated undistributed net investment income (loss)	5	(529)	2,144
Accumulated undistributed net realized gain (loss)	(1,511)	(35,191)	(65,564)
Net unrealized appreciation (depreciation) on investments	636	11,414	22,731

Net Assets	$47,139	$139,282	$401,559

Class A
Net asset value (net assets/shares outstanding) per share	$10.92	$10.31	$11.29
Maximum offering price per share NAV/(1–5.75%)	$11.59	$10.94	$11.98
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,012,667	2,890,104	11,639,415
Net Assets	$11,060	$29,798	$131,389
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.88	$10.10	$11.04
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,430,483	8,018,321	15,146,948
Net Assets	$15,568	$80,962	$167,265
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.94	$10.34	$11.28
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,874,859	2,757,612	9,121,404
Net Assets	$20,511	$28,522	$102,905

(1) Investment in securities at cost	$45,986	$122,598	$375,117

See Notes to Financial Statements

40

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

	Alternatives Diversifier Fund	Equity Trend Fund	Global Equity Trend Fund

Investment Income
Dividends	$210	$20,226	$424
Dividends from affiliated funds	763	—	—
Interest	—	46	3

Total investment income	973	20,272	427

Expenses
Investment advisory fees	—	13,889	371
Service fees, Class A	50	933	31
Distribution and service fees, Class C	216	5,876	158
Administration fees	80	1,750	47
Transfer agent fees and expenses	123	1,872	62
Registration fees	46	198	47
Printing fees and expenses	20	377	12
Custodian fees	7	50	2
Professional fees	23	42	19
Trustees’ fees and expenses	6	134	3
Miscellaneous expenses	7	131	6

Total expenses	578	25,252	758
Less expenses reimbursed and/or waived by investment adviser	—	(1,475)	(7)
Earnings credit from custodian	(1)	—	—
Low balance account fees	— (1)	— (1)	—

Net expenses	577	23,777	751

Net investment income (loss)	396	(3,505)	(324)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(3,160)	(51,631)	(1,741)
Net realized gain (loss) on affiliated investments	3,486	—	—
Capital gain distributions from affiliated funds	1,938	—	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,474	68,111	1,774
Net change in unrealized appreciation (depreciation) on affiliated investments	(2,816)	—	—

Net gain (loss) on investments	4,922	16,480	33

Net increase (decrease) in net assets resulting from operations	$5,318	$12,975	$(291)

(1) Amount is less than $500.

See Notes to Financial Statements

41

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

	Herzfeld Fund	Multi-Asset Trend Fund	Sector Trend Fund

Investment Income
Dividends	$2,213	$2,883	$8,805
Interest	—	19	18

Total investment income	2,213	2,902	8,823

Expenses
Investment advisory fees	446	1,875	1,953
Service fees, Class A	20	99	344
Distribution and service fees, Class C	152	1,049	1,741
Administration fees	56	237	547
Transfer agent fees and expenses	61	275	588
Registration fees	52	54	164
Printing fees and expenses	15	51	115
Custodian fees	4	3	7
Professional fees	21	21	26
Trustees’ fees and expenses	4	17	39
Miscellaneous expenses	5	18	35

Total expenses	836	3,699	5,559
Less expenses reimbursed and/or waived by investment adviser	(55)	—	—
Earnings credit from custodian	(1)	—	—
Low balance account fees	—	— (1)	(1)

Net expenses	780	3,699	5,558

Net investment income (loss)	1,433	(797)	3,265

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,058)	(5,127)	(17,641)
Capital gain distributions from underlying funds	2,512	—	—
Net change in unrealized appreciation (depreciation) on investments	5,023	9,563	25,827

Net gain (loss) on investments	4,477	4,436	8,186

Net increase (decrease) in net assets resulting from operations	$5,910	$3,639	$11,451

(1) Amount is less than $500.

See Notes to Financial Statements

42

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Alternatives Diversifier Fund		Equity Trend Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$396	$1,799	$(3,505)	$(15,311)
Net realized gain (loss)	2,264	400	(51,631)	179,217
Net change in unrealized appreciation (depreciation)	2,658	(12,509)	68,111	(738,910)

Increase (decrease) in net assets resulting from operations	5,318	(10,310)	12,975	(575,004)

From Distributions to Shareholders
Net investment income, Class A	(140)	(652)	—	(816)
Net investment income, Class C	(97)	(386)	—	—
Net investment income, Class I	(177)	(977)	—	(4,384)
Net realized short-term gains, Class A	—	—	—	(96,936)
Net realized short-term gains, Class C	—	—	—	(98,311)
Net realized short-term gains, Class I	—	—	—	(160,323)
Net realized short-term gains, Class R6	—	—	—	(5)
Net realized long-term gains, Class A	—	—	—	(286,197)
Net realized long-term gains, Class C	—	—	—	(289,362)
Net realized long-term gains, Class I	—	—	—	(473,696)
Net realized long-term gains, Class R6	—	—	—	(15)

Decrease in net assets from distributions to shareholders	(414)	(2,015)	—	(1,410,045)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(7,767)	(9,920)	(278,173)	(984,779)
Change in net assets from share transactions, Class C	(7,687)	(8,585)	(326,634)	(668,784)
Change in net assets from share transactions, Class I	(12,448)	(12,643)	(317,745)	(2,373,748)
Change in net assets from share transactions, Class R6	—	—	85	120

Increase (decrease) in net assets from share transactions	(27,902)	(31,148)	(922,467)	(4,027,191)

Net increase (decrease) in net assets	(22,998)	(43,473)	(909,492)	(6,012,240)

Net Assets
Beginning of fiscal year	81,557	125,030	1,861,276	7,873,516

End of fiscal year	$58,559	$81,557	$951,784	$1,861,276

Accumulated undistributed net investment income (loss) at end of fiscal year	$316	$411	$(1,663)	$(8,830)

(1) Amount is less than $500.

See Notes to Financial Statements

43

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Equity Trend Fund		Herzfeld Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(324)	$(487)	$1,433	$929
Net realized gain (loss)	(1,741)	(8,221)	(546)	218
Net change in unrealized appreciation (depreciation)	1,774	(10,115)	5,023	(4,845)

Increase (decrease) in net assets resulting from operations	(291)	(18,823)	5,910	(3,698)

From Distributions to Shareholders
Net investment income, Class A	—	(271)	(348)	(283)
Net investment income, Class C	—	—	(527)	(365)
Net investment income, Class I	—	(467)	(971)	(414)
Net realized short-term gains, Class A	—	(1,492)	—	(122)
Net realized short-term gains, Class C	—	(1,771)	—	(166)
Net realized short-term gains, Class I	—	(1,788)	—	(74)
Net realized long-term gains, Class A	—	(3,944)	(77)	(104)
Net realized long-term gains, Class C	—	(4,687)	(151)	(143)
Net realized long-term gains, Class I	—	(4,759)	(232)	(69)

Decrease in net assets from distributions to shareholders	—	(19,179)	(2,306)	(1,740)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(10,228)	(45,890)	2,011	428
Change in net assets from share transactions, Class C	(10,974)	(36,615)	(595)	6,251
Change in net assets from share transactions, Class I	(11,474)	(70,130)	3,886	13,715

Increase (decrease) in net assets from share transactions	(32,676)	(152,635)	5,302	20,394

Net increase (decrease) in net assets	(32,967)	(190,637)	8,906	14,956

Net Assets
Beginning of fiscal year	56,897	247,534	38,233	23,277

End of fiscal year	$23,930	$56,897	$47,139	$38,233

Accumulated undistributed net investment income (loss) at end of fiscal year	$(207)	$(698)	$5	$—

See Notes to Financial Statements

44

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Multi-Asset Trend Fund		Sector Trend Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(797)	$(2,088)	$3,265	$1,801
Net realized gain (loss)	(5,127)	(20,676)	(17,641)	94,402
Net change in unrealized appreciation (depreciation)	9,563	(21,205)	25,827	(139,165)

Increase (decrease) in net assets resulting from operations	3,639	(43,969)	11,451	(42,962)

From Distributions to Shareholders
Net investment income, Class A	(41)	(516)	(986)	(1,055)
Net investment income, Class C	—	—	—	(406)
Net investment income, Class I	(244)	(1,292)	(1,649)	(1,161)
Net realized short-term gains, Class A	—	(3,223)	—	(13,616)
Net realized short-term gains, Class C	—	(7,394)	—	(13,013)
Net realized short-term gains, Class I	—	(6,241)	—	(12,582)
Net realized long-term gains, Class A	—	(7,765)	—	(59,091)
Net realized long-term gains, Class C	—	(17,829)	—	(56,735)
Net realized long-term gains, Class I	—	(15,105)	—	(54,658)

Decrease in net assets from distributions to shareholders	(285)	(59,365)	(2,635)	(212,317)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(26,252)	(68,771)	(28,578)	(72,892)
Change in net assets from share transactions, Class C	(60,210)	(146,112)	(42,844)	(2,219)
Change in net assets from share transactions, Class I	(45,575)	(206,162)	(69,127)	(62,196)

Increase (decrease) in net assets from share transactions	(132,037)	(421,045)	(140,549)	(137,307)

Net increase (decrease) in net assets	(128,683)	(524,379)	(131,733)	(392,586)

Net Assets
Beginning of fiscal year	267,965	792,344	533,292	925,878

End of fiscal year	$139,282	$267,965	$401,559	$533,292

Accumulated undistributed net investment income (loss) at end of fiscal year	$(529)	$(2,581)	$2,144	$1,513

(1) Amount is less than $500.

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Alternatives
Diversifier Fund
Class A
10/1/15 to 9/30/16	$9.99	0.08		0.31	0.58	0.97	(0.07)	(0.07)	0.90	$10.89	9.74%	$19,171	0.74	%(9)(12)	0.74%	0.80%	56%
10/1/14 to 9/30/15	11.31	0.19		0.09	(1.39)	(1.11)	(0.21)	(0.21)	(1.32)	9.99	(10.02)	25,377	0.64		0.64	1.77	46
10/1/13 to 9/30/14	10.97	0.15		0.07	0.25	0.47	(0.13)	(0.13)	0.34	11.31	4.28	39,076	0.65		0.65	1.32	27
10/1/12 to 9/30/13	11.10	0.21		—	(0.13)	0.08	(0.21)	(0.21)	(0.13)	10.97	0.73	51,339	0.58	(7)	0.63	1.93	24
10/1/11 to 9/30/12	9.68	0.10		—	1.38	1.48	(0.06)	(0.06)	1.42	11.10	15.37	65,463	0.45		0.65	0.95	29

Class C
10/1/15 to 9/30/16	$9.90	—	(5)	0.31	0.56	0.87	(0.04)	(0.04)	0.83	$10.73	8.86%	$19,611	1.49	%(9)(12)	1.49%	0.04%	56%
10/1/14 to 9/30/15	11.21	0.11		0.09	(1.39)	(1.19)	(0.12)	(0.12)	(1.31)	9.90	(10.66)	25,637	1.39		1.39	1.02	46
10/1/13 to 9/30/14	10.83	0.07		0.07	0.25	0.39	(0.01)	(0.01)	0.38	11.21	3.47	38,005	1.40		1.40	0.58	27
10/1/12 to 9/30/13	10.93	0.13		—	(0.13)	—	(0.10)	(0.10)	(0.10)	10.83	(0.05)	44,850	1.33	(7)	1.38	1.22	24
10/1/11 to 9/30/12	9.55	0.02		—	1.36	1.38	—	—	1.38	10.93	14.45	57,336	1.20		1.40	0.20	29

Class I
10/1/15 to 9/30/16	$9.98	0.11		0.31	0.56	0.98	(0.07)	(0.07)	0.91	$10.89	9.94%	$19,777	0.49	%(9)(12)	0.49%	1.04%	56%
10/1/14 to 9/30/15	11.30	0.22		0.09	(1.39)	(1.08)	(0.24)	(0.24)	(1.32)	9.98	(9.77)	30,543	0.39		0.39	1.99	46
10/1/13 to 9/30/14	10.98	0.18		0.08	0.24	0.50	(0.18)	(0.18)	0.32	11.30	4.52	47,949	0.40		0.40	1.56	27
10/1/12 to 9/30/13	11.12	0.16		—	(0.05)	0.11	(0.25)	(0.25)	(0.14)	10.98	1.00	111,396	0.36	(7)	0.38	1.48	24
10/1/11 to 9/30/12	9.70	0.13		—	1.38	1.51	(0.09)	(0.09)	1.42	11.12	15.63	37,590	0.20		0.40	1.21	29

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Trend
Fund
Class A
10/1/15 to 9/30/16	$12.14	(0.01)	0.10	0.09	—	—	—	0.09	$12.23	0.74%		$245,109	1.50	%(7)(12)	1.58%	(0.05)%	229%
10/1/14 to 9/30/15	17.39	(0.03)	(1.79)	(1.82)	(0.01)	(3.42)	(3.43)	(5.25)	12.14	(12.79)		520,337	1.60	(11)	1.60	(0.22)	674
10/1/13 to 9/30/14	15.52	0.06	2.29	2.35	(0.04)	(0.44)	(0.48)	1.87	17.39	15.31		2,044,955	1.61	(11)	1.61	0.36	227
10/1/12 to 9/30/13	13.43	0.11	2.09	2.20	(0.11)	—	(0.11)	2.09	15.52	16.50		1,937,456	1.62	(11)	1.62	0.75	140
10/1/11 to 9/30/12	11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	13.43	15.74		1,323,109	1.64		1.64	0.80	297

Class C
10/1/15 to 9/30/16	$11.87	(0.08)	0.09	0.01	—	—	—	0.01	$11.88	0.08%		$423,675	2.16	%(7)(12)	2.33%	(0.69)%	229%
10/1/14 to 9/30/15	17.16	(0.13)	(1.76)	(1.89)	—	(3.40)	(3.40)	(5.29)	11.87	(13.45)		746,390	2.36	(11)	2.36	(0.97)	674
10/1/13 to 9/30/14	15.39	(0.06)	2.27	2.21	—	(0.44)	(0.44)	1.77	17.16	14.48		1,988,290	2.36	(11)	2.36	(0.38)	227
10/1/12 to 9/30/13	13.34	—	2.07	2.07	(0.02)	—	(0.02)	2.05	15.39	15.55		1,307,857	2.37	(11)	2.37	0.02	140
10/1/11 to 9/30/12	11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	13.34	14.91		767,602	2.38		2.39	0.09	297

Class I
10/1/15 to 9/30/16	$12.19	0.02	0.10	0.12	—	—	—	0.12	$12.31	0.98%		$282,818	1.29	%(7)(12)	1.33%	0.16%	229%
10/1/14 to 9/30/15	17.42	0.01	(1.80)	(1.79)	(0.02)	(3.42)	(3.44)	(5.23)	12.19	(12.57)		594,460	1.35	(11)	1.35	0.04	674
10/1/13 to 9/30/14	15.54	0.10	2.30	2.40	(0.08)	(0.44)	(0.52)	1.88	17.42	15.61		3,840,271	1.36	(11)	1.36	0.62	227
10/1/12 to 9/30/13	13.45	0.15	2.08	2.23	(0.14)	—	(0.14)	2.09	15.54	16.75		2,580,005	1.37	(11)	1.37	1.02	140
10/1/11 to 9/30/12	11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	13.45	15.98		1,479,042	1.39		1.39	1.10	297

Class R6
10/1/15 to 9/30/16	$12.20	0.06	0.08	0.14	—	—	—	0.14	$12.34	1.15%		$182	1.10	%(7)(12)	1.25%	0.49%	229%
11/12/14(6) to 9/30/15	17.20	0.01	(1.57)	(1.56)	(0.02)	(3.42)	(3.44)	(5.00)	12.20	(11.39	)(4)	89	1.28	(3)(11)	1.28 (3)	0.10 (3)	674
Global Equity
Trend Fund
Class A
10/1/15 to 9/30/16	$9.76	(0.06)	0.24	0.18	—	—	—	0.18	$9.94	1.84%		$8,351	1.77	%(12)	1.79%	(0.60)%	282%
10/1/14 to 9/30/15	12.42	(0.03)	(1.48)	(1.51)	(0.07)	(1.08)	(1.15)	(2.66)	9.76	(13.21)		18,523	1.68	(11)	1.68	(0.23)	614
10/1/13 to 9/30/14	11.76	0.07	0.91	0.98	(0.02)	(0.30)	(0.32)	0.66	12.42	8.43		75,879	1.66	(10)	1.65	0.55	205
10/1/12 to 9/30/13	10.56	0.04	1.26	1.30	(0.06)	(0.04)	(0.10)	1.20	11.76	12.32		56,689	1.75	(10)	1.71	0.33	194
10/1/11 to 9/30/12	9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	10.56	12.75		27,699	1.75		1.78	0.83	258

Class C
10/1/15 to 9/30/16	$9.59	(0.13)	0.23	0.10	—	—	—	0.10	$9.69	1.04%		$11,267	2.52	%(12)	2.54%	(1.35)%	282%
10/1/14 to 9/30/15	12.24	(0.09)	(1.48)	(1.57)	—	(1.08)	(1.08)	(2.65)	9.59	(13.88)		22,376	2.41	(11)	2.43	(0.87)	614
10/1/13 to 9/30/14	11.64	(0.02)	0.92	0.90	—	(0.30)	(0.30)	0.60	12.24	7.69		72,013	2.37	(10)	2.40	(0.17)	205
10/1/12 to 9/30/13	10.50	(0.05)	1.25	1.20	(0.02)	(0.04)	(0.06)	1.14	11.64	11.52		44,239	2.48	(10)	2.46	(0.42)	194
10/1/11 to 9/30/12	9.40	— (5)	1.12	1.12	(0.02)	—	(0.02)	1.10	10.50	12.04		21,051	2.50		2.53	0.01	258

Class I
10/1/15 to 9/30/16	$9.79	(0.04)	0.25	0.21	—	—	—	0.21	$10.00	2.15%		$4,312	1.51	%(12)	1.52%	(0.40)%	282%
10/1/14 to 9/30/15	12.47	— (5)	(1.50)	(1.50)	(0.10)	(1.08)	(1.18)	(2.68)	9.79	(13.06)		15,998	1.43	(11)	1.43	0.01	614
10/1/13 to 9/30/14	11.80	0.10	0.92	1.02	(0.05)	(0.30)	(0.35)	0.67	12.47	8.68		99,642	1.44	(10)	1.41	0.80	205
10/1/12 to 9/30/13	10.58	0.07	1.25	1.32	(0.06)	(0.04)	(0.10)	1.22	11.80	12.59		38,889	1.50	(10)	1.46	0.58	194
10/1/11 to 9/30/12	9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	10.58	13.15		19,112	1.50		1.52	0.90	258

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (In thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Herzfeld Fund
Class A
10/1/15 to 9/30/16	$9.91	0.34	1.20	1.54	(0.43)	(0.10)	(0.53)	1.01	$10.92	16.04%	$11,060	1.61	%(9)(12)	1.74%	3.33%	53%
10/1/14 to 9/30/15	11.37	0.35	(1.12)	(0.77)	(0.37)	(0.32)	(0.69)	(1.46)	9.91	(7.17)	8,324	1.60		1.73	3.20	57
10/1/13 to 9/30/14	10.45	0.34	1.02	1.36	(0.36)	(0.08)	(0.44)	0.92	11.37	13.21	9,212	1.60		1.93	3.04	53
10/1/12 to 9/30/13	10.21	0.33	0.18	0.51	(0.26)	(0.01)	(0.27)	0.24	10.45	5.10	2,917	1.60		2.60	3.13	22
9/5/12(6) to 9/30/12	10.00	0.04	0.17	0.21	—	—	—	0.21	10.21	2.10 (4)	105	1.60	(3)	37.91 (3)	5.93	3 (4)

Class C
10/1/15 to 9/30/16	$9.87	0.27	1.19	1.46	(0.35)	(0.10)	(0.45)	1.01	$10.88	15.22%	$15,568	2.36	%(9)(12)	2.49%	2.61%	53%
10/1/14 to 9/30/15	11.34	0.26	(1.11)	(0.85)	(0.30)	(0.32)	(0.62)	(1.47)	9.87	(7.94)	14,761	2.35		2.48	2.39	57
10/1/13 to 9/30/14	10.43	0.26	1.01	1.27	(0.28)	(0.08)	(0.36)	0.91	11.34	12.34	10,624	2.35		2.70	2.35	53
10/1/12 to 9/30/13	10.21	0.25	0.19	0.44	(0.21)	(0.01)	(0.22)	0.22	10.43	4.36	4,942	2.35		3.25	2.40	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	102	2.35	(3)	38.62 (3)	5.21	3 (4)

Class I
10/1/15 to 9/30/16	$9.92	0.37	1.21	1.58	(0.46)	(0.10)	(0.56)	1.02	$10.94	16.40%	$20,511	1.36	%(9)(12)	1.49%	3.59%	53%
10/1/14 to 9/30/15	11.39	0.37	(1.12)	(0.75)	(0.40)	(0.32)	(0.72)	(1.47)	9.92	(7.01)	15,148	1.35		1.47	3.39	57
10/1/13 to 9/30/14	10.46	0.38	1.01	1.39	(0.38)	(0.08)	(0.46)	0.93	11.39	13.54	3,441	1.35		1.71	3.40	53
10/1/12 to 9/30/13	10.21	0.09	0.46	0.55	(0.29)	(0.01)	(0.30)	0.25	10.46	5.41	1,765	1.35		3.71	0.86	22
9/5/12(6) to 9/30/12	10.00	0.03	0.18	0.21	—	—	—	0.21	10.21	2.10 (4)	1,017	1.35	(3)	38.61 (3)	4.39	3 (4)
Multi-Asset Trend
Fund
Class A
10/1/15 to 9/30/16	$9.94	(0.01)	0.39	0.38	(0.01)	—	(0.01)	0.37	$10.31	3.82%	$29,798	1.61	%(11)(12)	1.61%	(0.07)%	223%
10/1/14 to 9/30/15	11.85	(0.02)	(0.92)	(0.94)	(0.04)	(0.93)	(0.97)	(1.91)	9.94	(8.58)	55,214	1.62	(11)	1.62	(0.15)	519
10/1/13 to 9/30/14	11.28	0.10	0.69	0.79	(0.07)	(0.15)	(0.22)	0.57	11.85	6.97	143,765	1.62	(11)	1.62	0.83	337
10/1/12 to 9/30/13	10.67	0.06	0.62	0.68	(0.05)	(0.02)	(0.07)	0.61	11.28	6.39	114,697	1.64	(11)	1.64	0.51	275
10/1/11 to 9/30/12	9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	10.67	11.08	66,122	1.73		1.70	0.84	211

Class C
10/1/15 to 9/30/16	$9.80	(0.08)	0.38	0.30	—	—	—	0.30	$10.10	3.06%	$80,962	2.36	%(11)(12)	2.36%	(0.80)%	223%
10/1/14 to 9/30/15	11.73	(0.09)	(0.91)	(1.00)	—	(0.93)	(0.93)	(1.93)	9.80	(9.23)	139,223	2.36	(11)	2.37	(0.89)	519
10/1/13 to 9/30/14	11.19	0.01	0.68	0.69	—	(0.15)	(0.15)	0.54	11.73	6.15	331,980	2.35	(11)	2.37	0.09	337
10/1/12 to 9/30/13	10.60	(0.02)	0.63	0.61	—	(0.02)	(0.02)	0.59	11.19	5.71	230,459	2.37	(11)	2.39	(0.23)	275
10/1/11 to 9/30/12	9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	10.60	10.13	131,330	2.45		2.45	0.16	211

Class I
10/1/15 to 9/30/16	$9.99	0.02	0.38	0.40	(0.05)	—	(0.05)	0.35	$10.34	3.97%	$28,522	1.36	%(11)(12)	1.36%	0.16%	223%
10/1/14 to 9/30/15	11.88	0.01	(0.91)	(0.90)	(0.06)	(0.93)	(0.99)	(1.89)	9.99	(8.36)	73,528	1.36	(11)	1.36	0.11	519
10/1/13 to 9/30/14	11.31	0.13	0.69	0.82	(0.10)	(0.15)	(0.25)	0.57	11.88	7.20	316,599	1.37	(11)	1.37	1.06	337
10/1/12 to 9/30/13	10.69	0.08	0.63	0.71	(0.07)	(0.02)	(0.09)	0.62	11.31	6.70	248,984	1.39	(11)	1.39	0.74	275
10/1/11 to 9/30/12	9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	10.69	11.24	146,634	1.49		1.46	1.17	211

The footnote legend is at the end of the Financial Highlights

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimburse ments)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Sector Trend Fund
Class A
10/1/15 to 9/30/16	$11.00	0.11	0.26	0.37	(0.08)	—	(0.08)	0.29	$11.29	3.36%	$131,389	1.05	%(12)	1.05%	1.00%	337%
10/1/14 to 9/30/15	15.21	0.05	(0.71)	(0.66)	(0.05)	(3.50)	(3.55)	(4.21)	11.00	(6.19)	156,759	0.98		0.98	0.39	576
10/1/13 to 9/30/14	13.87	0.15	2.25	2.40	(0.13)	(0.93)	(1.06)	1.34	15.21	17.81	316,571	0.98		0.98	1.02	129
10/1/12 to 9/30/13	12.15	0.17	2.11	2.28	(0.17)	(0.39)	(0.56)	1.72	13.87	19.63	257,492	1.00		1.00	1.29	123
10/1/11 to 9/30/12	10.67	0.14	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	12.15	17.51	199,268	1.02		1.02	1.22	190

Class C
10/1/15 to 9/30/16	$10.76	0.03	0.25	0.28	—	—	—	0.28	$11.04	2.60%	$167,265	1.80	%(12)	1.80%	0.24%	337%
10/1/14 to 9/30/15	15.02	(0.04)	(0.69)	(0.73)	(0.02)	(3.51)	(3.53)	(4.26)	10.76	(6.86)	206,556	1.74		1.74	(0.34)	576
10/1/13 to 9/30/14	13.73	0.04	2.21	2.25	(0.03)	(0.93)	(0.96)	1.29	15.02	16.89	296,160	1.73		1.73	0.28	129
10/1/12 to 9/30/13	12.03	0.07	2.10	2.17	(0.08)	(0.39)	(0.47)	1.70	13.73	18.80	217,861	1.74		1.75	0.57	123
10/1/11 to 9/30/12	10.56	0.06	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	12.03	16.60	157,461	1.75		1.77	0.53	190

Class I
10/1/15 to 9/30/16	$11.02	0.13	0.27	0.40	(0.14)	—	(0.14)	0.26	$11.28	3.65%	$102,905	0.80	%(12)	0.80%	1.21%	337%
10/1/14 to 9/30/15	15.21	0.08	(0.71)	(0.63)	(0.05)	(3.51)	(3.56)	(4.19)	11.02	(5.90)	169,977	0.73		0.73	0.65	576
10/1/13 to 9/30/14	13.87	0.19	2.25	2.44	(0.17)	(0.93)	(1.10)	1.34	15.21	18.08	313,147	0.73		0.73	1.29	129
10/1/12 to 9/30/13	12.15	0.20	2.11	2.31	(0.20)	(0.39)	(0.59)	1.72	13.87	19.92	173,096	0.75		0.75	1.56	123
10/1/11 to 9/30/12	10.67	0.17	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	12.15	17.71	122,198	0.77		0.77	1.53	190

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	Earnings credits from custodian were not material, as reflected in the Statements of Operations, and had no impact on Financial Highlights.
(10)	See Note 3C in the Notes to Financial Statements for information on recapture of expense previously waived.
(11)	The Fund is currently under its expense limitation.
(12)	Net expense ratios include extraordinary proxy expenses.

See Notes to Financial Statements

49

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which six (each a “Fund”) are reported in this annual report.

The Funds’ investment objectives are outlined in each Fund’s summary page. There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares, and Class I shares. The Equity Trend Fund now offers Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC. Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit sharing plans, defined benefit plans and other employer directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statements of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder servicing plan (“12b-1 Plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

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SEPTEMBER 30, 2016

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a fund bears directly, the shareholders of a fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, when doing so the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its

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SEPTEMBER 30, 2016

services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2016, none of the Funds had securities on loan.

H.	Earnings Credit and Interest

Through arrangements with each Fund’s custodian, each Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

Note	3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets (except as otherwise noted) of the following Funds:

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Global Equity Trend Fund	1.00%	0.95%	0.90%
Multi-Asset Trend Fund	1.00	0.95	0.90

	First $1 Billion	$1+ Billion
Herzfeld Fund	1.00	0.95
Sector Trend Fund	0.45	0.40

	First $4 Billion	$4+ Billion
Equity Trend Fund	1.00%	0.95%

Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

B.	Subadvisers

Thomas J. Herzfeld Advisors, Inc. serves as the subadviser (“subadviser”) to Virtus Herzfeld Fund, managing the investments of that Fund for which the subadviser is paid a fee by the Adviser. Prior to September 7, 2016, Euclid Advisors LLC served as a subadviser to the remaining Funds; since that date those Funds do not have a subadviser.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed the percentages of the Fund’s average daily net asset values as listed below through January 31, 2017.

	Class A	Class C	Class I	Class R6
Equity Trend Fund*	1.42%	2.02%	1.24%	1.03%
Global Equity Trend Fund	1.75	2.50	1.50	—
Herzfeld Fund	1.60	2.35	1.35	—
Multi-Asset Trend Fund†	1.75	2.50	1.50	—

†	expenses are currently below the cap level.
*	Effective February 8, 2016. For the period of October 1, 2015, through February 5, 2016, the expense caps were as follows for Class A, Class C, Class I, and Class R6, respectively: 1.70%, 2.45%, 1.45%, and 1.38%.

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three years after the date on which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2017	2018	2019	Total
Equity Trend Fund	$—	$—	$1,475	$1,475
Global Equity Trend Fund	—	—	7	7
Herzfeld Fund	56	40	55	151

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2016, it retained net commissions of $37 of Class A shares and deferred sales charges of $36 and $91 for Class A shares and Class C shares, respectively.

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SEPTEMBER 30, 2016

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition to the fees listed the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)	The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2016, the Funds incurred administration fees from the Trust totaling $2,070 which are included in the Statements of Operations.

For the period ended September 30, 2016, the Funds incurred transfer agent fees from the Trust totaling $2,741 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Equity Trend Fund
Class R6	14,720	$182
Herzfeld Fund
Class A	11,982	131
Class C	11,670	127
Class I	96,718	1,058

H.	Investments in Affiliates

A summary of the Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the affiliated underlying funds(1) during the period ended September 30, 2016, is as follows:

	Value, beginning of period	Purchases(2)	Sales Proceeds
Virtus Global Infrastructure Fund	$15,334	$3,658	$9,850
Virtus Global Real Estate Securities Fund	7,542	188	3,200
Virtus International Real Estate Securities Fund	7,707	3,138	5,500
Virtus Real Estate Securities Fund	7,189	3,681	5,830
Virtus Senior Floating Rate Fund	12,164	2,487	10,075

	$49,936	$13,152	$34,455

	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Global Infrastructure Fund	$9,734	$253	$605
Virtus Global Real Estate Securities Fund	5,143	91	97
Virtus International Real Estate Securities Fund	5,564	88	—
Virtus Real Estate Securities Fund	4,375	94	1,236
Virtus Senior Floating Rate Fund	4,486	237	—

	$29,302	$763	$1,938

(1)	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2016, the Fund was the owner of record of approximately 16% of Virtus International Real Estate Securities Fund.
(2)	Includes reinvested dividends from income and capital gain distributions.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2016, were as follows:

	Purchases	Sales
Alternatives Diversifier Fund	$35,711	$61,646
Equity Trend Fund	2,676,708	2,758,568
Global Equity Trend Fund	77,327	73,613
Herzfeld Fund	21,684	22,996
Multi-Asset Trend Fund	346,120	383,133
Sector Trend Fund	1,475,298	1,199,981

There were no purchases or sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2016.

Note	5. Borrowings

($ reported in thousands)

On June 29, 2016, the Funds and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Funds to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the Agreement. The Agreement has a term of 364 days and is renewable by the Funds with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

From February 17, 2016, to February 29, 2016, the Herzfeld Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $407 and 1.43%, respectively. No other Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2016.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Alternatives Diversifier Fund				Equity Trend Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	233	$2,463	240	$2,652	1,506	$18,086	14,875	$216,781
Reinvestment of distributions	13	130	55	607	—	—	26,015	358,962
Plan of Reorganization (Note 12)	—	—	—	—	7,287	82,432	—	—
Shares repurchased	(1,026)	(10,360)	(1,209)	(13,179)	(31,626)	(378,691)	(115,604)	(1,560,522)

Net Increase / (Decrease)	(780)	$(7,767)	(914)	$(9,920)	(22,833)	$(278,173)	(74,714)	$(984,779)

Class C
Sale of shares	46	$462	75	$825	1,455	$17,143	16,872	$238,376
Reinvestment of distributions	8	78	28	309	—	—	24,034	325,886
Plan of Reorganization (Note 12)	—	—	—	—	11,669	128,740	—	—
Shares repurchased	(817)	(8,227)	(904)	(9,720)	(40,364)	(472,517)	(93,877)	(1,233,046)

Net Increase / (Decrease)	(763)	$(7,687)	(801)	$(8,586)	(27,240)	$(326,634)	(52,971)	$(668,784)

Class I
Sale of shares	386	$3,967	1,229	$13,567	4,635	$56,183	39,668	$574,419
Reinvestment of distributions	16	153	62	681	—	—	37,699	521,659
Plan of Reorganization (Note 12)	—	—	—	—	11,946	135,785	—	—
Shares repurchased	(1,648)	(16,568)	(2,472)	(26,891)	(42,372)	(509,713)	(248,990)	(3,469,826)

Net Increase / (Decrease)	(1,246)	$(12,448)	(1,181)	$(12,643)	(25,791)	$(317,745)	(171,623)	$(2,373,748)

Class R6
Sale of shares	—	$—	—	$—	—	$—	6	$100
Reinvestment of distributions	—	—	—	—	—	—	1	20
Plan of Reorganization (Note 12)	—	—	—	—	7	85	— (1)	— (2)
Shares repurchased	—	—	—	—	—	—	— (1)	— (2)

Net Increase / (Decrease)	—	$—	—	$—	7	$85	7	$120

	Global Equity Trend Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	107	$1,027	1,197	$13,144
Reinvestment of distributions	—	—	509	5,652
Shares repurchased	(1,165)	(11,255)	(5,916)	(64,685)

Net Increase / (Decrease)	(1,058)	$(10,228)	(4,210)	$(45,889)

Class C
Sale of shares	80	$754	635	$6,902
Reinvestment of distributions	—	—	584	6,384
Shares repurchased	(1,251)	(11,728)	(4,770)	(49,901)

Net Increase / (Decrease)	(1,171)	$(10,974)	(3,551)	$(36,615)

Class I
Sale of shares	97	$932	992	$11,048
Reinvestment of distributions	—	—	631	7,036
Shares repurchased	(1,299)	(12,406)	(7,982)	(88,214)

Net Increase / (Decrease)	(1,202)	$(11,474)	(6,359)	$(70,130)

(1)	Amount is less than 500.
(2)	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

	Herzfeld Fund				Multi-Asset Trend Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	517	$5,537	612	$6,823	214	$2,114	1,899	$20,815
Reinvestment of distributions	41	422	47	506	4	39	1,017	11,007
Shares repurchased	(386)	(3,948)	(628)	(6,901)	(2,880)	(28,405)	(9,493)	(100,593)

Net Increase / (Decrease)	172	$2,011	31	$428	(2,662)	$(26,252)	(6,577)	$(68,771)

Class C
Sale of shares	347	$3,484	967	$10,722	312	$3,029	2,972	$31,920
Reinvestment of distributions	67	677	63	671	—	—	2,252	24,117
Shares repurchased	(478)	(4,756)	(472)	(5,142)	(6,498)	(63,239)	(19,312)	(202,149)

Net Increase / (Decrease)	(64)	$(595)	558	$6,251	(6,186)	$(60,210)	(14,088)	$(146,112)

Class I
Sale of shares	1,886	$19,264	1,671	$18,514	471	$4,647	3,215	$35,797
Reinvestment of distributions	118	1,200	52	553	22	217	1,924	20,908
Shares repurchased	(1,656)	(16,578)	(499)	(5,352)	(5,099)	(50,439)	(24,418)	(262,867)

Net Increase / (Decrease)	348	$3,886	1,224	$13,715	(4,606)	$(45,575)	(19,279)	$(206,162)

	Sector Trend Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3,103	$34,166	11,512	$142,000
Reinvestment of distributions	78	850	5,546	66,431
Shares repurchased	(5,799)	(63,594)	(23,619)	(281,323)

Net Increase / (Decrease)	(2,618)	$(28,578)	(6,561)	$(72,892)

Class C
Sale of shares	3,892	$42,476	9,549	$113,509
Reinvestment of distributions	—	—	4,741	55,847
Shares repurchased	(7,943)	(85,320)	(14,803)	(171,575)

Net Increase / (Decrease)	(4,051)	$(42,844)	(513)	$(2,219)

Class I
Sale of shares	4,289	$46,797	19,340	$231,425
Reinvestment of distributions	121	1,318	5,015	60,118
Shares repurchased	(10,715)	(117,242)	(29,519)	(353,739)

Net Increase / (Decrease)	(6,305)	$(69,127)	(5,164)	$(62,196)

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note	7. 10% Shareholders

As of September 30, 2016, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below.

	% of Shares Outstanding	Number of Accounts
Alternatives Diversifier Fund	12%	1
Global Equity Trend Fund	15	1
Herzfeld Fund	66	5
Multi-Asset Trend Fund	21	1

* Includes affiliated shareholder accounts.

Note	8. Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors. At September 30, 2016, the Funds did not invest a high percentage of their assets in specific sectors.

Note	9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Alternatives Diversifier Fund	$75,793	$7,375	$(24,827)	$(17,452)
Equity Trend Fund	865,765	93,316	(14,309)	79,007
Global Equity Trend Fund	21,828	2,105	(206)	1,899
Herzfeld Fund	46,079	1,826	(1,283)	543
Multi-Asset Trend Fund	123,261	11,525	(774)	10,751
Sector Trend Fund	378,753	24,548	(5,454)	19,094

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018		No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Alternatives Diversifier Fund	$49,187	$—	$—	$—	$49,187	$—
Equity Trend Fund	—	—	533,867	—	533,867	—
Global Equity Trend Fund	—	—	12,017	42	12,017	42
Herzfeld Fund	—	—	489	—	489	—
Multi-Asset Trend Fund	—	—	28,586	—	28,586	—
Sector Trend Fund	1,080	—	36,964	1,695	38,044	1,695

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2016, the following Funds utilized losses deferred in prior years against current year capital gains:

Alternatives Diversifier Fund	$2,742

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Capital losses realized after October 31, and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2016, the Funds deferred and recognized post-October losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Alternatives Diversifier Fund	$—	$—	$2,389	$2,312
Equity Trend Fund	1,663	9,400	57,335	386,068
Global Equity Trend Fund	207	705	2,051	12,067
Herzfeld Fund	—	—	929	327
Multi-Asset Trend Fund	529	2,881	5,942	28,669
Sector Trend Fund	—	—	22,188	42,927

(1)	Amount is less than $500.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Alternatives Diversifier Fund	$316	$—
Equity Trend Fund	—	—
Global Equity Trend Fund	—	—
Herzfeld Fund	5	—
Multi-Asset Trend Fund	—	—
Sector Trend Fund	2,144	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended September 30, 2016, and 2015, was as follows:

	2016			2015
	Ordinary income	Long-Term Capital Gains	Total	Ordinary income	Long-Term Capital Gains	Total
Alternatives Diversifier Fund	$414	$—	$414	$2,015	$—	$2,015
Equity Trend Fund	—	—	—	360,775	1,049,270	1,410,045
Global Equity Trend Fund	—	—	—	5,789	13,389	19,178
Herzfeld Fund	1,846	460	2,306	1,424	315	1,739
Multi-Asset Trend Fund	285	—	285	18,666	40,699	59,365
Sector Trend Fund	2,635	—	2,635	41,833	170,484	212,317

Note	11. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2016, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Alternatives Diversifier Fund	$20	$(77)	$57
Equity Trend Fund	138,232	10,672	(148,904)
Global Equity Trend Fund	(816)	816	—
Herzfeld Fund	—	417	(417)
Multi-Asset Trend Fund	(3,194)	3,134	60

Note	12. Plans of Reorganization

A.

On October 22, 2015, the Board of Trustees of Virtus Opportunities Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to Virtus Dynamic Trend Fund (the “Merged Fund”), a series of Virtus Opportunities Trust, and Virtus Equity Trend Fund (the “Acquiring Fund”), a series of Virtus Opportunities Trust, which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating

58

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

On January 15, 2016, Class B shares were converted into Class A shares in the Merged Fund.

The acquisition was accomplished by a tax-free exchange of shares on February 5, 2016. The share transactions associated with the merger are as follows:

Merged Fund	Shares Outstanding			Acquiring Fund	Shares Converted			Merged Fund Net Asset Value of Converted Shares
Virtus Dynamic Trend Fund	Class	A	9,028	Virtus Equity Trend Fund	Class	A	7,287	$82,432
		C	15,688			C	11,669	128,740
		I	14,645			I	11,946	135,785
		R	9			R	7	85

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Dynamic Trend Fund	$347,042	$1,481	Virtus Equity Trend Fund	$1,271,368

Assuming the acquisition had been completed on October 1, 2015, the Virtus Equity Trend Fund results of operations for the period ended September 30, 2016, would have been as follows:

Net investment income (loss)	$2,270	(a)
Net gain (loss) on investments	(13,042	)(b)

Net increase (decrease) in assets from operations	$(10,772)

(a)	$(3,505), as reported in the Statement of Operations, plus $5,775 Net Investment Income from Virtus Dynamic Trend Fund pre-merger.

(b)	$16,480, as reported in the Statement of Operations, plus $(29,522) Net Realized and Unrealized Gain (Loss) on Investments from Virtus Dynamic Trend Fund pre-merger.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Dynamic Trend Fund that have been included in the acquiring Virtus Equity Trend Fund Statement of Operations since February 5, 2016.

Note	13. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2016, the Funds did not hold any securities that were illiquid.

Note	14. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d)(1)(J) of the 1940 Act granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds, in each case subject to certain conditions.

Note	15. Regulatory Matters and Litigation

From time to time, the Trust, the Adviser and/or Subadviser(s) and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

59

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note	16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Herzfeld Fund, Virtus Multi-Asset Trend Fund, and Virtus Sector Trend Fund (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2016, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

61

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2016

For the fiscal year ended September 30, 2016, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

Fund

QDI

DRD

LTCG

Alternatives Diversifier Fund

100
%

100
%

$
—

Equity Trend Fund

—

—

—

Global Equity Trend Fund

—

—

—

Herzfeld Fund

34

14

—

Multi-Asset Trend Fund

—

—

—

Sector Trend Fund

100

100

—

For the fiscal year ended September 30, 2016, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands):

Foreign Source Income Recognized

Foreign Taxes Paid on Foreign Source Income

Alternatives Diversifier Fund

$
88

$
7

Herzfeld Fund

147

9

62

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY
19, 2016 (Unaudited)

At a special meeting of shareholders of all series of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust,
held on May 19, 2016, shareholders of Virtus Opportunities Trust (the “Trust”) voted on the following proposals:

Proposal 1.

Number of Eligible Votes:

FOR

AGAINST

ABSTAIN

  To elect six Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected.

George R. Aylward

1,145,056,198.477

24,756,597.221

0

Thomas J. Brown

1,144,160,222.050

25,652,573.650

0

Donald C. Burke

1,145,758,834.912

24,053,960.790

0

Roger A. Gelfenbien

1,144,297,795.833

25,514,999.865

0

John R. Mallin

1,144,938,076.292

24,874,719.410

0

Hassell H. McClellan

1,143,864,433.134

25,948,362.566

0

Shareholders of the Trust voted to approve the above proposal.

Proposal 2.

Number of Eligible Votes:

FOR

AGAINST

ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the
Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus CA Tax Exempt Bond Fund

1,258,194.893

91,895.368

41,271.245

Virtus Emerging Markets Debt Fund

3,015,152.206

198.283

0

Virtus Emerging Markets Equity Income Fund

3,672,832.400

0

0

Virtus Emerging Markets Opportunities Fund

620,793,093.034

25,302,093.728

9,306,937.262

Virtus Emerging Markets Small-Cap Fund

494,281.793

0

0

Virtus Essential Resources Fund

504,931.913

0

0

Virtus Foreign Opportunities Fund

27,726,679.250

666,663.374

564,703.507

Virtus Greater European Opportunities Fund

818,457.900

37,502.974

15,676.215

Virtus International Small-Cap Fund

3,074,638.276

5,991.041

10,261.000

Virtus International Wealth Masters Fund

518,044.295

0

0

Virtus Low Duration Income Fund

10,449,114.393

779,684.940

311,840.943

Virtus Multi-Sector Intermediate Bond Fund

11,147,670.008

724,253.699

406,427.672

Virtus Multi-Sector Short Term Bond Fund

618,834,424.483

21,316,032.964

14,819,955.463

Shareholders of the Funds listed above voted to approve the above proposal.

Proposal 6.

Number of Eligible Votes:

FOR

AGAINST

ABSTAIN

  To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.

Virtus Foreign Opportunities Fund

27,568,524.708

741,409.046

648,118.377

Virtus Multi-Sector Short Term Bond Fund

615,281,810.614

22,749,361.497

16,939,237.795

Shareholders of the Funds listed above voted to approve the above proposal.

63

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JULY 18, 2016 (Unaudited)

At a special meeting
of shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund, Virtus
Wealth Masters Fund, Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund, held on July 18, 2016, shareholders of the Funds voted on the following proposals:

Proposal 2.

Number of Eligible Votes:

FOR

AGAINST

ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the
Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus Global Equity Trend Fund

2,071,338.688

221,721.989

61,016.655

Virtus Global Opportunities Fund

6,475,669.315

399,601.579

221,211.057

Virtus Herzfeld Fund

2,285,754.412

134,756.871

89,510.278

Virtus International Equity Fund

347,976.498

45,434.960

4,980.529

Virtus Low Volatility Equity Fund

234,510.520

7,334.000

90,835.796

Virtus Real Estate Securities Fund

14,196,247.698

691,146.713

476,502.196

Virtus Sector Trend Fund

14,380,526.646

1,274,297.224

1,097,176.679

Virtus Wealth Masters Fund

2,759,756.937

182,003.481

154,822.394

Virtus Alternatives Diversifier Fund

2,054,425.037

135,901.800

177,500.739

Virtus Equity Trend Fund

47,080,228.694

3,814,318.119

2,960,680.324

Virtus Multi-Asset Trend Fund

7,428,521.065

660,946.728

521,389.418

Virtus Tax-Exempt Bond Fund

7,423,225.114

802,129.342

492,588.498

Shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus
International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund and Virtus Wealth Masters Fund voted to approve the above proposal. Shareholders of Virtus Alternatives Diversifier Fund,
Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund did not approve the above proposal.

Proposal 6.

Number of Eligible Votes:

FOR

AGAINST

ABSTAIN

  To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.

Virtus Sector Trend Fund

14,250,883.760

1,251,197.022

1,249,922.768

Virtus Real Estate Securities Fund

13,928,178.018

864,726.603

570,992.984

Shareholders of Virtus Sector Trend Fund voted to approve the above proposal. Shareholders of Virtus Real Estate Securities
Fund did not approve the above proposal.

Proposal 7.

Number of Eligible Votes:

FOR

AGAINST

ABSTAIN

  To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.

Virtus Multi-Sector Short Term Bond Fund

238,431,276.605

411,212,271.419

20,011,935.573

Virtus Real Estate Securities Fund

9,635,396.247

5,113,977.185

614,521.174

Virtus Sector Trend Fund

9,706,807.226

5,648,494.88

1,396,703.437

Shareholders of the Funds listed above did not approve the above proposal.

64

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of
September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling
(800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen

Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee
(since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus
Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to
2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

  Roger A. Gelfenbien
 YOB: 1943   Elected: 2016
65 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee
(since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).

John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios

Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).

  McClellan, Hassell H.
 YOB: 1945   Elected: 2015
65 Portfolios

Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus
Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus
Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).

McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios

Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since
2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since
2002), Virtus Mutual Fund Complex (52 portfolios).

  McNamara, Geraldine M.
 YOB: 1951   Elected: 2001
69 Portfolios

Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios

Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income
Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee
(since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to
2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex
(52 portfolios).

  Segerson, Richard E.
 YOB: 1948   Elected: 2000
65 Portfolios

Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).

Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios

Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment
Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus
Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

65

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds
Overseen

Principal Occupation(s) During Past 5 Years and Other Directorships
Held by Trustee

  Aylward, George R.*
 Trustee and President   YOB: 1964
Elected: 2006 70 Portfolios

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc.
and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios);
Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since
2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

Officers

  Name, Address
and Year of Birth

Position(s) Held with Trust and Length of Time Served

Principal Occupation(s) During Past 5 Years

  Bradley, W. Patrick
YOB: 1972

Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer
(since 2006).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to
2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013),
Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006),
Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund
Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff
& Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions
Trust.

  Carr, Kevin J.
YOB: 1954

Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).

Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus
Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary
(since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend &
Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility
Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant
Secretary (since 2013), Virtus Alternative Solutions Trust.

  Engberg, Nancy J.
YOB: 1956

Vice President and Chief Compliance Officer since 2011.

Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus
Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and
Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global
Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust
II.

  Waltman, Francis G.
YOB: 1962

Executive Vice President (since 2013); Senior Vice President (2008-2013).

Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013),
Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President
(since 2013), Virtus Alternative Solutions Trust.

66

Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund,
Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund, each a series of Virtus Opportunities Trust

Supplement dated
September 7, 2016 to the Summary and Statutory Prospectuses dated January 28, 2016

IMPORTANT NOTICE
TO INVESTORS

As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 7,
2016, the funds’ current subadviser, Euclid Advisors LLC (“Euclid”) is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid as subadviser to the funds, and to David Dickerson, Carlton Neel and
Amy Robinson as portfolio managers, are hereby removed from the funds’ prospectuses. Virtus Investment Advisers, Inc., the funds’ investment adviser, will continue to serve as investment adviser and will be responsible for the day-to-day management of the funds.

Additional disclosure changes resulting from the removal of the subadviser are described below and are also effective
September 7, 2016.

Virtus Alternatives Diversifier Fund

The disclosure under “Portfolio Management” in the summary prospectuses and in the summary section of the statutory prospectus is hereby replaced with the following:

>
Warun Kumar, Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund

The disclosure under “Portfolio Management” in the summary prospectuses and in the summary section of the statutory prospectus is hereby replaced with the following:

>
Michael Davis, a Managing Director at VIA is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.

>
Brendan R. Finneran, Managing Director and Equity Trader at VIA, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since September 2016.

>
Robert F. Hofeman, Jr., Managing Director and Equity Trader at VIA, is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since September 2016.

>
Warun Kumar, Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since May 2015.

All Funds

Under “The Adviser” on page
179 of the statutory prospectus, the following disclosure replaces the second sentence of the third paragraph: “For Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund
and Virtus Sector Trend Fund, VIA is responsible for the day-to-day management of the fund’s investments and manages the investments of the fund to conform with its investment policies as described in this prospectus.”

Additionally, the table in this section is hereby amended by deleting the rows for Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund,
Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector Trend Fund.

Under “The Subadvisers” on page 182 of
the statutory prospectus, the table showing subadvisory fees is hereby amended by deleting the rows for Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Global Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Sector
Trend Fund.

In the section “Portfolio Management” on page 188 of the statutory prospectus, the section under the subheading “VIA” is hereby replaced in its entirety with the following:

Virtus Alternatives Diversifier
Fund

Warun Kumar (since September
2016)

Virtus Equity Trend Fund

Michael Davis (since September 2016) Brendan R. Finneran (since
September 2016) Robert F. Hofeman, Jr. (since September 2016) Warun Kumar (since May 2015)

Virtus Global Equity Trend Fund

Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr.
(since September 2016) Warun Kumar (since May 2015)

Virtus Multi-Asset Trend Fund

Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr. (since
September 2016) Warun Kumar (since May 2015)

Virtus Sector Trend Fund

Michael Davis (since September 2016) Brendan R. Finneran (since September 2016) Robert F. Hofeman, Jr. (since
September 2016) Warun Kumar (since May 2015)

Michael Davis. Mr. Davis is a Managing Director at Virtus Investment Advisers (since 2014) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

Brendan R. Finneran. Mr. Finneran serves as Managing Director and Equity Trader at VIA (since September 2016) and has served in the same capacity at Rampart Investment Management Company, LLC, an affiliate of VIA (since July 2008) Mr. Finneran has 12 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors
(2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Mr. Finneran held various positions at Cone
Jacquards and Robert Fleming as Account Manager.

Robert F. Hofeman, Jr. Mr. Hofeman serves as Managing Director and Equity
Trader at VIA (since September 2016) and has served in the same capacity at Rampart Investment Management Company, LLC, an affiliate of VIA (since May 2012). Mr. Hofeman has more than 12 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.

Warun Kumar. Mr. Kumar is Senior Managing Director and Portfolio Manager at VIA (since April 2015), and Portfolio Manager at
Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). He also serves as the Chief Investment Officer for Rampart Investment Management LLC, an affiliate of VIA (since October 2015). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to
2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson
Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2016.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/AltDivTrendFundsVIAChanges (9/2016)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R.
Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP
Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase
Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services

1-800-243-1574

Adviser Consulting Group

1-800-243-4361

Website

Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

  P.O. Box 9874   Providence,
RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com

8454

11-16

ANNUAL REPORT

Virtus
Multi-Sector Short Term Bond Fund

September 30, 2016

TRUST NAME:
VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Multi-Sector Short Term Bond Fund

(“Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the
Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent
12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574.
This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus
Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the
12-month period was positive for many asset classes.

For the 12 months ended September 30, 2016, U.S. small-cap stocks kept pace with U.S. large-cap stocks, as measured by the 15.47% and 15.43% returns of the Russell
2000® Index and S&P 500® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.78%, while the MSCI EAFE® Index (net) returned 6.52%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.06% one year earlier. For the 12 months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg
Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.19%, while non-investment grade bonds rose 12.73%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank
you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus
Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual
Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the
Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

Expense Table

Beginning Account Value April 1, 2016

Ending Account Value September 30, 2016

Annualized Expense Ratio

Expenses Paid During Period*

Actual

Class A

$
1,000.00

$
1,043.00

1.01
%

$
5.16

Class B

1,000.00

1,040.70

1.51

7.70

Class C

1,000.00

1,041.10

1.26

6.43

Class T

1,000.00

1,040.80

1.76

8.98

Class I

1,000.00

1,044.30

0.76

6.44

Hypothetical (5% return before expenses)

Class A

1,000.00

1,019.95

1.01

5.10

Class B

1,000.00

1,017.45

1.51

7.62

Class C

1,000.00

1,018.70

1.26

6.36

Class T

1,000.00

1,016.20

1.76

8.87

Class I

1,000.00

1,018.70

0.76

6.36

*
Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS

SEPTEMBER 30, 2016 (Unaudited)

Bank of Japan (“BOJ”)

The Bank of Japan is the
Japanese Central Bank.

BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index

The BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and
“A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays
U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The European
Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks
(NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of
the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The

4

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the
Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S.
companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

  MULTI-SECTOR SHORT TERM BOND FUND
 Fund Summary   Portfolio Manager
Commentary by Newfleet Asset Management, LLC

  Ticker Symbols:   Class A: NARAX
 Class B: PBARX   Class C: PSTCX
Class T: PMSTX Class I: PIMSX

⬛

The Fund is diversified and has an investment objective of providing high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes.

⬛

For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 4.90%; Class B shares returned 4.41%; Class C shares returned 4.58%; Class T shares returned 4.29%; and Class I shares returned 4.94%*. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.19%; and the BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index, the Fund’s style-specific index appropriate for comparison, returned 2.63%.

*See footnote 7 on page 8

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s
fiscal year?

⬛

Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year. The U.S. Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised rates too soon.

⬛

Late in June volatility returned briefly with fallout from the U.K.’s unexpected decision to leave the European Union (”Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the June 23 Brexit decision. Markets recovered rather quickly however from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

⬛

September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (“ECB”) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to reduce interest rates further but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September monetary policy meeting.

⬛

Over the last 12 months, U.S. Treasury yields increased for shorter term bonds while yields decreased for intermediate to longer term bonds.

What factors affected the Fund’s performance during its fiscal year?

⬛

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year.

⬛

The Fund’s allocation to corporate high yield and emerging market high yield securities were the largest positive contributors to performance for the fiscal year.

⬛

The Fund’s allocation to asset-backed securities and commercial mortgage-backed securities detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should

For information regarding the
indexes and certain investment terms, see the Key Investment Terms on page 4.

6

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities:
There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank
Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus:
For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

  The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2016.

Corporate Bonds and Notes

35
%

Financials

13
%

Energy

6

Industrials

4

  All other Corporate Bonds and
Notes

12

Mortgage-Backed Securities

25

Asset-Backed Securities

19

Loan Agreements

12

Foreign Government Securities

6

Other

3

Total

100
%

For information regarding the
indexes and certain investment terms, see the Key Investment Terms on page 4.

7

MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16

1 Year

5 Years

10 Years

Since Inception

Inception Date

Class A Shares at NAV[2]

4.90
%

3.96
%

4.68
%

—

—

Class A Shares at POP[3,4]

2.54

3.49

4.44

—

—

Class B Shares at NAV[2]

4.41

3.42

4.16

—

—

Class B Shares with CDSC[4]

2.91

3.42

4.16

—

—

Class C Shares at NAV[2]

4.58

3.70

4.41

—

—

Class T Shares at NAV[2] and with CDSC[4]

4.29

3.19

3.90

—

—

Class I Shares at NAV[2,7]

4.94

4.17

—

5.31
%

6/6/08

Bloomberg Barclays U.S. Aggregate Bond Index

5.19

3.08

4.79

4.58[5]

—

BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index

2.63

2.50

3.60

3.28[5]

—

Fund Expense Ratios6: A Shares: 0.97%; B Shares: 1.47%; C Shares: 1.22%;
T Shares: 1.72%; I Shares: 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]
Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.

[2]
“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]
“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.

[4]
CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 2% to 0%
over a three-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class T shares are 1% within the first year and 0% thereafter.

[5]
The since inception index returns are from the inception date of Class I shares.

[6]
The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial
Highlights tables in this report. See the Financial Highlights for more current expense ratios.

[7]
Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principals required in the annual report and semiannual report.

Growth of
$10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class B, Class C and Class T shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

8

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

U.S. GOVERNMENT SECURITIES—1.3%

U.S. Treasury Note

1.375%, 1/31/21

$
23,135

$
23,388

1.250%, 3/31/21

60,800

61,118

1.625%, 2/15/26

12,600

12,631

TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $96,990)

97,137

MUNICIPAL BONDS—0.1%

Virginia—0.1%

  Tobacco Settlement Financing Corp. Series A-1, Taxable 6.706%,
6/1/46

4,635

3,981

TOTAL MUNICIPAL BONDS (Identified Cost $4,307)

3,981

FOREIGN GOVERNMENT SECURITIES—5.7%

Argentine Republic

144A 6.250%, 4/22/19(3)

7,200

7,636

144A 7.500%, 4/22/26(3)

12,545

14,157

7.875%, 6/15/27(3)

5,000

5,359

Series NY, 8.280%, 12/31/33

24,360

28,075

Bolivarian Republic of Venezuela

RegS 7.000%, 12/1/18(4)

20,999

14,846

RegS 7.750%, 10/13/19(4)

19,501

12,081

Democratic Socialist Republic of Sri Lanka 144A 6.000%, 1/14/19(3)

17,450

18,042

Federative Republic of Brazil 8.500%, 1/5/24

37,050
BRL

10,524

Treasury Note Series F, 10.000%, 1/1/25

37,510
BRL

10,958

6.000%, 4/7/26

10,400

11,544

10.250%, 1/10/28

13,095
BRL

4,087

Mongolia

RegS 5.125%, 12/5/22(4)

4,455

3,932

PAR VALUE

VALUE

FOREIGN GOVERNMENT SECURITIES (continued)

144A 5.125%, 12/5/22(3)

$

4,855

$

4,285

Provincia de Buenos Aires Argentina 144A 5.750%, 6/15/19(3)

5,795

6,024

Republic of Chile 5.500%, 8/5/20

11,647,000
CLP

18,840

Republic of Colombia

Treasury Note, Series B, 11.250%, 10/24/18

21,072,000
COP

7,992

9.850%, 6/28/27

41,350,000
COP

17,498

Republic of Indonesia Series FR56, 8.375%, 9/15/26

386,635,000
IDR

32,291

  Republic of Kazakhstan 144A
5.125%, 7/21/25(3)

6,495

7,320

Republic of Panama 3.875%, 3/17/28

10,455

11,318

  Republic of Romania 144A
6.750%, 2/7/22(3)

7,000

8,442

Republic of South Africa

Series R203, 8.250%, 9/15/17

134,520
ZAR

9,875

Series R208, 6.750%, 3/31/21

111,235
ZAR

7,718

Republic of Turkey

9.000%, 3/8/17

30,355
TRY

10,167

5.625%, 3/30/21

16,375

17,439

6.250%, 9/26/22

25,545

28,100

4.875%, 10/9/26

6,820

6,957

  Russian Federation 144A
7.850%, 3/10/18(3)

1,005,000
RUB

15,816

  State of Qatar 144A
3.250%, 6/2/26(3)

11,745

11,939

Sultanate of Oman

144A 3.625%, 6/15/21(3)

9,610

9,701

144A 4.750%, 6/15/26(3)

5,295

5,314

See Notes to Financial
Statements

9

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

FOREIGN GOVERNMENT SECURITIES (continued)

United Mexican States Series M, 6.500%, 6/9/22

512,474
MXN

$

27,296

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $414,800)

405,573

MORTGAGE-BACKED SECURITIES—25.1%

Agency—5.0%

FHLMC 3.500%, 4/1/46

$
24,048

25,370

FNMA

5.500%, 1/1/17

3

3

6.000%, 5/1/17

2

2

4.500%, 4/1/18

46

47

5.000%, 10/1/19

179

185

5.500%, 2/1/20

49

50

5.500%, 3/1/20

17

17

5.500%, 3/1/20

11

11

5.500%, 3/1/20

28

29

5.500%, 3/1/20

56

58

5.500%, 4/1/20

138

145

5.000%, 6/1/20

240

251

4.000%, 8/1/25

8,325

8,753

3.000%, 6/1/27

908

955

2.500%, 5/1/28

14,346

14,907

3.000%, 10/1/30

34,860

36,633

3.000%, 10/1/30

24,894

26,155

2.500%, 2/1/31

39,997

41,469

3.000%, 2/1/31

15,326

16,106

6.000%, 12/1/32

36

41

5.500%, 2/1/33

47

54

5.500%, 5/1/34

271

306

6.000%, 8/1/34

195

227

5.500%, 11/1/34

148

166

5.500%, 11/1/34

138

155

6.000%, 11/1/34

141

162

5.500%, 12/1/34

101

115

5.500%, 1/1/35

243

277

5.500%, 7/1/37

3

4

6.000%, 7/1/37

34

39

6.000%, 4/1/38

147

168

5.000%, 12/1/39

5,341

5,987

4.500%, 4/1/40

7,173

7,882

5.000%, 8/1/40

10,700

11,920

4.000%, 10/1/40

133

142

4.000%, 3/1/41

4,989

5,377

PAR VALUE

VALUE

Agency (continued)

4.500%, 5/1/41

$

4,860

$

5,332

3.500%, 4/1/42

10,446

11,064

3.000%, 3/1/43

53,775

56,101

3.000%, 5/1/43

15,633

16,290

4.000%, 10/1/44

24,662

26,495

3.500%, 12/1/45

23,492

24,785

3.500%, 1/1/46

11,114

11,726

GNMA

6.500%, 11/15/31

19

22

6.500%, 2/15/32

22

25

356,008

Non-Agency—20.1%

A-10 Securitization LLC 13-1, A 144A 2.400%, 11/15/25(3)

56

56

ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32

561

539

Access Point Financial, Inc. 15-A, A 144A 2.610%, 4/15/20(3)

4,578

4,575

  Agate Bay Mortgage Trust 13-1, 144A
3.500%, 7/25/43(2)(3)

4,945

5,080

American Homes 4 Rent 15-SFR1, A 144A 3.467%, 4/17/52(3)

11,880

12,653

Americold LLC Trust 10-ARTA, A1 144A 3.847%, 1/14/29(3)

7,071

7,389

  Ameriquest Mortgage Securities, Inc. 03-10, AF6
5.210%, 11/25/33(2)

616

634

  Asset Backed Funding Certificates 05-AQ1, A6
4.780%, 6/25/35(2)

2,024

2,083

  Aventura Mall Trust 13-AVM, A 144A
3.743%, 12/5/32(2)(3)

10,350

11,121

  Banc of America Commercial Mortgage Trust 07-2, A4
5.791%, 4/10/49(2)

10,813

10,869

See Notes to Financial
Statements

10

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

Banc of America Funding Trust

04-4, 3A1 4.750%, 10/25/19

$

1,474

$

1,450

04-B, 2A1 2.886%, 11/20/34(2)

676

664

05-1, 1A1 5.500%, 2/25/35

433

434

06-2, 3A1 6.000%, 3/25/36

2,130

2,193

16- R1, A1 144A 2.500%, 3/25/40(2)(3)

7,029

6,983

Banc of America Mortgage Trust

04-7, 6A3 4.500%, 8/25/19

511

509

04-11, 5A1 6.500%, 8/25/32

819

825

04-11, 2A1 5.750%, 1/25/35

1,371

1,390

05-3, 1A15 5.500%, 4/25/35

1,508

1,518

  Bank of America (Countrywide) Asset-Backed Certificates 05-1,
AF5A 5.148%, 7/25/35(2)

11,078

10,985

  Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1
6.000%, 10/25/34

21,773

23,279

Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates

04-10, AF6 4.485%, 12/25/34(2)

404

416

05-12, 2A3 5.069%, 2/25/36(2)

1,243

1,247

PAR VALUE

VALUE

Non-Agency (continued)

Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust

04-6, 1A2 3.018%, 5/25/34(2)

$

1,350

$

1,337

04-4, A6 5.500%, 5/25/34

1,008

1,019

  Bank of America (Merrill Lynch) Mortgage Investors, Inc.
98-C1, B 6.750%, 11/15/26(2)

9,072

9,206

  Bank of America (Merrill Lynch) Investors Series 04-A4, A1
2.855%, 8/25/34(2)

1,523

1,541

Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust

07-C2, A3 5.430%, 2/15/40

3,857

3,888

07-C6, A4 5.858%, 7/15/40(2)

12,864

13,022

07-C7, A3 5.866%, 9/15/45(2)

10,626

11,008

Bayview Commercial Asset Trust 08-1, A3 144A 2.025%, 1/25/38(2)(3)

22,486

21,959

Bayview Financial Acquisition Trust

07-A, 1A2 6.205%, 5/28/37(2)

6,067

6,291

06-A, 1A4 6.087%, 2/28/41(2)

16,408

16,760

  BCRR Trust 09-1, 2A 144A
5.858%, 7/17/40(2)(3)

2,667

2,667

Citigroup – Deutsche Bank Commercial Mortgage Trust 07-CD4, A4 5.322%, 12/11/49

1,943

1,951

See Notes to Financial
Statements

11

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

Citigroup Commercial Mortgage Trust

16-A Smpl A 2.228%, 9/10/31

$

3,555

$

3,555

07-C6, A1A 5.900%, 12/10/49(2)

26,033

26,515

07-C6, A4 5.900%, 12/10/49(2)

388

395

08-C7, AM 6.333%, 12/10/49(2)

12,335

12,759

10-RR3, MLSR 144A 5.810%, 6/14/50(2)(3)

3,337

3,366

Citigroup Mortgage Loan Trust, Inc.

03-UP3, A2 7.000%, 9/25/33

673

697

04-UST1, A3 2.704%, 8/25/34(2)

1,358

1,359

04-NCM2, 2CB2 6.750%, 8/25/34

10,707

11,156

14-A, A 144A 4.000%, 1/25/35(2)(3)

11,435

11,873

05-5, 2A3 5.000%, 8/25/35

443

443

15-PS1, 144A 3.750%, 9/25/42(2)(3)

9,916

10,259

15-A, A1 144A 3.500%, 6/25/58(2)(3)

4,327

4,415

Colony American Finance Ltd. 15-1 144A 2.896%, 10/15/47(3)

10,871

11,003

  Colony Multi-Family Mortgage Trust 14-1, A 144A
2.543%, 4/20/50(3)

13,595

13,556

COLT Mortgage Loan Trust Funding LLC

16-1 A1, 144A 3.000%, 5/25/46(3)

5,905

5,955

16-2, A1 144A 2.750%, 9/25/46(2)(3)

14,770

14,856

Commercial Mortgage Lease-Backed Certificates 01-CMB, 1 144A 7.471%, 6/20/31(2)(3)

4,080

4,625

PAR VALUE

VALUE

Non-Agency (continued)

Commercial Mortgage Trust

10-C1, D 144A 6.323%, 7/10/46(2)(3)

$

6,669

$

7,329

07-GG11, AM 5.867%, 12/10/49(2)

19,989

20,631

Credit Suisse Commercial Mortgage Trust

07-C1, A1A 5.361%, 2/15/40

19,589

19,672

14-LVR2, A2 144A 3.855%, 4/25/44(2)(3)

11,018

11,426

07-C2, A3 5.542%, 1/15/49(2)

638

639

Credit Suisse Commercial Mortgage-Backed Trust 07-C5, A1AM 5.870%, 9/15/40(2)

21,039

19,330

Credit Suisse First Boston Mortgage Securities Corp.

03-27, 5A3 5.250%, 11/25/33

1,414

1,429

04-8, 7A1 6.000%, 12/25/34

5,438

5,693

13-HYB1, A16,144A 3.017%, 4/25/43(2)(3)

6,095

6,105

Credit Suisse Mortgage Capital Trust 16-BDWN, A 144A 3.408%, 2/15/29(2)(3)

2,975

2,975

  Deutsche Bank – UBS Mortgage Trust 11-LC3A, D 144A
5.510%, 8/10/44(2)(3)

6,306

6,613

Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 2.725%, 10/25/28(2)

4,705

4,782

  GAHR Commercial Mortgage Trust 15-NRF, CFX 144A
3.495%, 12/15/34(2)(3)

16,875

17,184

See Notes to Financial
Statements

12

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

GMAC Mortgage Corp. Loan Trust

04-AR1, 12A 3.441%, 6/25/34(2)

$

6,212

$

6,282

05-AR1, 5A 3.287%, 3/18/35(2)

2,270

2,226

Goldman Sachs Mortgage Securities Trust

07-GG10, A4 5.988%, 8/10/45(2)

18,265

18,541

07-GG10, A1A 5.988%, 8/10/45(2)

2,957

3,008

GSAA Home Equity Trust

05-1, AF4 5.619%, 11/25/34(2)

452

467

05-12, AF3W 4.999%, 9/25/35(2)

4,153

4,201

GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36

897

787

Hilton USA Trust 13-HLT, EFX 144A 5.609%, 11/5/30(2)(3)

21,980

22,014

Home Equity Loan Trust

06-HI1, M1 6.010%, 2/25/36(2)

1,088

1,093

07-HSA3, AI4 6.110%, 6/25/37(2)

9,928

9,988

IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28

2,447

2,454

Jefferies Resecuritization Trust

14-R1, 1A1 144A 4.000%, 12/27/37(3)

5,652

5,651

14-R1, 2A1 144A 4.000%, 12/27/37(3)

4,043

4,037

  JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
04-10, 14A1 3.018%, 1/25/35(2)

1,383

1,352

PAR VALUE

VALUE

Non-Agency (continued)

JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities Trust

06-PW14, AM 5.243%, 12/11/38

$

5,000

$

5,005

07- PW17, A4 5.694%, 6/11/50(2)

19,697

20,238

07-PW18, AM, 6.084%, 6/11/50(2)

12,400

12,820

  JPMorgan Chase (Washington Mutual) Mortgage Pass-Through
Certificates Trust

04-CB1, 5A 5.000%, 6/25/19

742

751

03-AR6, A1 2.901%, 6/25/33(2)

860

856

03-AR4, 2A1 2.591%, 8/25/33(2)

265

260

04-CB1, 2A 5.000%, 6/25/34

2,627

2,671

JPMorgan Chase Commercial Mortgage Securities Trust

09-IWST, A1 144A 4.314%, 12/5/27(3)

4,586

4,775

10-CNTR, A2 144A 4.311%, 8/5/32(3)

7,503

8,072

15-SGP, B 144A 3.274%, 7/15/36(2)(3)

13,925

13,949

11-C4, A3 144A 4.106%, 7/15/46(3)

1,895

1,970

06-LDP9, AM 5.372%, 5/15/47

24,850

24,927

14- C22, A4 3.801%, 9/15/47

16,998

18,557

07-LDPX, AM 5.464%, 1/15/49(2)

19,391

19,010

07-LD12, A4 5.882%, 2/15/51(2)

15,899

16,246

JPMorgan Chase Mortgage Trust

14-2, 2A2 144A 3.500%, 6/25/29(2)(3)

10,654

10,960

See Notes to Financial
Statements

13

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

06-A2, 4A1 3.183%, 8/25/34(2)

$

1,594

$

1,597

04-A4, 2A1 3.032%, 9/25/34(2)

5,507

5,574

05-A1, 4A1 3.156%, 2/25/35(2)

713

718

05-A2, 4A1 2.670%, 4/25/35(2)

942

924

05-A4, 3A1 2.799%, 7/25/35(2)

4,175

4,122

06-A6, 3A3L 3.229%, 10/25/36(2)

1,499

1,278

14-1, 1A1 144A 4.000%, 1/25/44(2)(3)

21,482

22,663

16-1, M2 144A 3.750%, 4/25/45(2)(3)

17,266

17,837

15-4, 1A4 144A 3.500%, 6/25/45(2)(3)

11,578

11,965

16-2, M2 144A 3.750%, 12/25/45(2)(3)

17,079

17,685

16-1, A3 144A 3.500%, 5/25/46(3)

13,946

14,404

11-C4, A4, 144A 4.388%, 7/15/46(3)

5,175

5,644

JPMorgan Chase Trust

15-1, AM1 144A 2.661%, 12/25/44(2)(3)

19,626

19,579

15-5, A2 144A 2.892%, 5/25/45(2)(3)

18,593

18,892

JPMorgan Mortgage Trust

14-OAK4, A16 144A 4.000%, 9/25/44(2)(3)

6,173

6,344

16-1, A3 144A 3.500%, 10/25/46(2)(3)

6,980

7,243

Key Commercial Mortgage Securities Trust 07-SL1, B 144A 5.897%, 12/15/40(2)(3)

5,344

5,355

MASTR Adjustable Rate Mortgages Trust 04-12, 3A1 3.237%, 11/25/34(2)

992

982

PAR VALUE

VALUE

Non-Agency (continued)

MASTR Alternative Loan Trust

04-7, 4A1 4.500%, 7/25/19

$

1,833

$

1,848

03-8, 2A1 5.750%, 11/25/33

5,261

5,432

04-4, 6A1 5.500%, 4/25/34

2,765

2,860

04-6, 7A1 6.000%, 7/25/34

5,532

5,395

04-7, 9A1 6.000%, 8/25/34

12,822

13,232

05-2, 2A1 6.000%, 1/25/35

3,301

3,411

05-2, 1A1 6.500%, 3/25/35

9,371

9,653

MASTR Asset Securitization Trust 05-1, 1A1 5.000%, 5/25/20

407

410

Mill City Mortgage Trust

15-1, A3 144A 3.000%, 6/25/56(2)(3)

11,900

12,031

16-1, A1 144A 2.500%, 4/25/57(2)(3)

4,204

4,227

Morgan Stanley – Bank of America (Merrill Lynch) Trust 13-C13, AS 4.266%, 11/15/46

1,735

1,926

  Morgan Stanley Capital Barclays Bank Trust 16-Mart, A
144A 2.200%, 9/13/31(3)

12,395

12,412

Morgan Stanley Capital I Trust

08-T29, AM 6.477%, 1/11/43(2)

1,610

1,682

07-IQ14, A4 5.692%, 4/15/49(2)

17,390

17,579

07-IQ14, AM 5.865%, 4/15/49(2)

15,932

15,410

07- LQ16, A4 5.809%, 12/12/49

16,735

17,208

See Notes to Financial
Statements

14

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

Morgan Stanley Mortgage Loan Trust

04-2AR, 3A 2.643%, 2/25/34(2)

$

1,384

$

1,377

04-2AR, 4A 2.701%, 2/25/34(2)

1,067

1,073

Morgan Stanley Residential Mortgage Loan Trust 14-1A, A1 144A 2.973%, 6/25/44(2)(3)

6,637

6,727

Motel 6 Trust

15-MTL6, B 144A 3.298%, 2/5/30(3)

7,775

7,769

15-MTL6, D 144A 4.532%, 2/5/30(3)

1,500

1,505

New Residential Mortgage Loan Trust

16-2A, A1 144A 3.750%, 11/25/35(2)(3)

11,240

11,675

14-1A, A 144A 3.750%, 1/25/54(2)(3)

16,471

17,120

14-2A, 3A 144A 3.750%, 5/25/54(2)(3)

1,869

1,941

14-3A, AFX3 144A 3.750%, 11/25/54(2)(3)

15,115

15,644

15-2A, A1 144A 3.750%, 8/25/55(2)(3)

11,019

11,480

16-1A, A1 144A 3.750%, 3/25/56(2)(3)

9,459

9,802

16-3A, A1 144A 3.750%, 9/25/56(2)(3)

9,755

10,176

Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)

6,882

6,772

Novastar Mortgage Funding Trust Series 04-4, M5 2.250%, 3/25/35(2)

3,556

3,471

Residential Accredit Loans, Inc. 05-QS1, A5 5.500%, 1/25/35

778

777

Residential Asset Mortgage Products Trust 05-SL2, A4 7.500%, 2/25/32

1,837

1,858

PAR VALUE

VALUE

Non-Agency (continued)

Residential Asset Mortgage Products, Inc.

04-SL2, A3 7.000%, 10/25/31

$
1,780

$
1,850

04-SL1, A8 6.500%, 11/25/31

2,133

2,161

04-SL4, A3 6.500%, 7/25/32

1,231

1,247

03-RS8, AI7 5.015%, 9/25/33(2)

303

306

Residential Asset Securitization Trust

03-A11, A9 5.750%, 11/25/33

2,473

2,508

04-A1, A5 5.500%, 4/25/34

11,293

11,335

Residential Funding Mortgage Securities I, Inc. 06-S12, 1A1 5.500%, 12/25/21

733

741

Sequoia Mortgage Trust

13-1, 1A1 1.450%, 2/25/43(2)

2,372

2,304

14-2, A1 144A 4.000%, 7/25/44(2)(3)

7,590

7,895

14-3, A9 144A 3.750%, 10/25/44(2)(3)

15,981

16,590

14-4, A6 144A 3.500%, 11/25/44(2)(3)

16,870

17,373

15-1, A1 144A 3.500%, 1/25/45(2)(3)

8,281

8,514

Structured Adjustable Rate Mortgage Loan Trust

04-4, 3A4 2.993%, 4/25/34(2)

2,142

2,111

04-4, 3A2 2.993%, 4/25/34(2)

2,776

2,755

04-4, 3A1 2.993%, 4/25/34(2)

628

617

04-5, 3A2 2.938%, 5/25/34(2)

1,250

1,264

04-14, 7A 2.938%, 10/25/34(2)

10,929

10,894

See Notes to Financial
Statements

15

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

  Structured Asset Securities Corp. 03-AL1, A 144A
3.357%, 4/25/31(3)

$

7,345

$

7,231

Structured Asset Securities Corp. Mortgage-Pass-Through Certificates

02-AL1, A3 3.450%, 2/25/32

8,887

8,811

03-30, 2A1 5.063%, 10/25/33(2)

2,798

2,844

03-33H, 1A1 5.500%, 10/25/33

3,660

3,733

03-34A, 6A 3.125%, 11/25/33(2)

2,555

2,512

04-15, 3A3 5.500%, 9/25/34

1,895

1,907

Towd Point Mortgage Trust

15-1, A2 144A 3.250%, 10/25/53(2)(3)

8,961

9,106

15-3, A1B 144A 3.000%, 3/25/54(2)(3)

5,324

5,436

16-1, A1B, 144A 2.750%, 2/25/55(2)(3)

8,711

8,849

15-5, A1B 144A 2.750%, 5/25/55(2)(3)

7,524

7,606

15-5, A2 144A 3.500%, 5/25/55(2)(3)

3,901

3,943

16-3, A1 144A 2.250%, 8/25/55(2)(3)

8,141

8,137

16-2, A1 144A 3.000%, 8/25/55(2)(3)

8,468

8,644

16-4, A1 144A 2.250%, 7/25/56(2)(3)

10,905

10,951

15-2, 1M1 144A 3.250%, 11/25/60(2)(3)

6,878

6,707

Vericrest Opportunity Loan Transfer

15-NP11, A1 144A 3.625%, 7/25/45(2)(3)

5,935

5,951

16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)

8,380

8,379

15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)

10,762

10,740

PAR VALUE

VALUE

Non-Agency (continued)

Vericrest Opportunity Loan Trust

16-NPL8, A1 144A 3.500%, 7/25/46(2)(3)

$

1,260

$

1,261

14-NP10, A1 144A 3.375%, 10/25/54(2)(3)

1,656

1,655

14-NPL9, A1 144A 3.375%, 11/25/54(2)(3)

5,862

5,858

15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)

2,991

2,993

Wells Fargo (Wachovia Bank) Commercial Mortgage Trust

07-C30, A5 5.342%, 12/15/43

19,765

19,891

07-C30, AM 5.383%, 12/15/43

25,695

25,925

07-C31, A4 5.509%, 4/15/47

4,505

4,546

07-31, AM 5.591%, 4/15/47(2)

34,000

34,455

07-C32, A3 5.889%, 6/15/49(2)

7,432

7,555

07-C33, A5 6.158%, 2/15/51(2)

1,265

1,298

  Wells Fargo – Royal Bank of Scotland plc Commercial Mortgage Trust
11-C5, C 144A 5.866%, 11/15/44(2)(3)

2,425

2,683

Wells Fargo Mortgage Backed Securities Trust

06-17, A1 5.500%, 11/25/21

114

115

03-G, A1 2.895%, 6/25/33(2)

1,227

1,230

03-J, 5A1 2.972%, 10/25/33(2)

388

391

04-4, A9 5.500%, 5/25/34

1,672

1,705

04-U, A1 3.034%, 10/25/34(2)

1,036

1,030

04-Z, 2A1 2.855%, 12/25/34(2)

5,215

5,305

See Notes to Financial
Statements

16

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

MORTGAGE-BACKED SECURITIES (continued)

Non-Agency (continued)

04-CC, A1 2.859%, 1/25/35(2)

$

2,348

$

2,363

05-12, 1A1 5.500%, 11/25/35

3,172

3,208

05-14, 2A1 5.500%, 12/25/35

2,485

2,569

07-16, 1A1 6.000%, 12/28/37

2,662

2,750

07-AR10, 2A1 6.162%, 1/25/38(2)

3,099

2,989

1,441,720

TOTAL MORTGAGE-BACKED SECURITIES

(Identified Cost $1,776,822)

1,797,728

ASSET-BACKED SECURITIES—18.8%

American Credit Acceptance Receivables Trust

14-3, C 144A 3.430%, 6/10/20(3)

19,200

19,314

16- 1A, B 144A 4.240%, 6/13/22(3)

7,500

7,776

AmeriCredit Automobile Receivables Trust

12-3, D 3.030%, 7/9/18

19,144

19,175

12-4, D 2.680%, 10/9/18

7,150

7,159

14-2, C 2.180%, 6/8/20

19,450

19,634

14-1, D 2.540%, 6/8/20

18,320

18,557

15-3, C 2.730%, 3/8/21

9,730

9,927

  Applebee’s LLC 14-1, A2 144A
4.277%, 9/5/44(3)

25,168

25,579

  Arbys Funding LLC 15-1A, A2 144A
4.969%, 10/30/45(3)

5,955

6,074

Ascentium Equipment Receivables 15-A1, B 144A 2.260%, 6/10/21(3)

5,400

5,457

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

  Associates Manufactured Housing Pass-Through Certificates
96-1, B1 8.000%, 3/15/27(2)

$

974

$

1,006

Avis Budget Rental Car Funding LLC

(AESOP) 12-3A, A 144A 2.100%, 3/20/19(3)

23,085

23,152

(AESOP) 13-2A, A 144A 2.970%, 2/20/20(3)

2,635

2,687

(AESOP) 16-1A, A 144A 2.990%, 6/20/22(3)

18,500

18,978

BankAmerica Manufactured Housing Contract Trust 98-1, B1 7.810%, 8/10/25(2)

1,150

1,171

Barclays (Lehman Brothers) Manufactured Housing Contract Trust 01-B, A3 4.350%, 4/15/40

2,247

2,289

BCC Funding VIII LLC

14-A, B 144A 3.123%, 8/20/20(3)

2,799

2,796

14-1A, C 144A 4.216%, 8/20/20(3)

5,519

5,519

BCC Funding XIII LLC 144A, Series 16-1, Class D 4.780%, 8/22/22(3)

5,392

5,392

BXG Receivables Note Trust

10-A, A 144A 5.100%, 3/2/26(3)

1,026

1,036

12-A, A 144A 2.660%, 12/2/27(3)

3,105

3,094

13-A, A 144A 3.010%, 12/4/28(3)

6,248

6,313

15-A, A 144A 2.880%, 5/2/30(3)

2,566

2,543

See Notes to Financial
Statements

17

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

California Republic Auto Receivables Trust

13-1, B 144A 2.240%, 1/15/19(3)

$

11,600

$

11,664

14-2, B 2.340%, 4/15/20

7,090

7,182

15-3, B 2.700%, 9/15/21

3,705

3,774

16-1, B 3.430%, 2/15/22

4,615

4,768

Capital Auto Receivables Asset Trust

13-1, C 1.740%, 10/22/18

4,654

4,659

15-2, C 2.670%, 8/20/20

7,250

7,326

16-3, C 2.350%, 9/20/21

8,935

8,940

CarFinance Capital Auto Trust

13-1A, B 144A 2.750%, 11/15/18(3)

1,617

1,624

13-A1, C 144A 3.450%, 3/15/19(3)

2,210

2,230

13-2A, B 144A 3.150%, 8/15/19(3)

8,162

8,213

14-1A, B 144A 2.720%, 4/15/20(3)

5,550

5,585

14-2A, B 144A 2.640%, 11/16/20(3)

3,455

3,478

14-2A, C 144A 3.240%, 11/16/20(3)

2,765

2,779

15-A1, B 144A 2.910%, 6/15/21(3)

6,000

6,048

CarMax Auto Owner Trust

14-2, B 1.880%, 11/15/19

1,000

1,008

15-2, C 2.390%, 3/15/21

2,275

2,308

CarNow Auto Receivables Trust

14-1A, D 144A 4.160%, 11/15/18(3)

3,000

3,020

14-1A, E 144A 5.530%, 1/15/20(3)

8,350

8,365

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

15-2,C 144A 3.880%, 4/15/20(3)

$

6,205

$

6,239

  CCG Receivables Trust 14-1, B 144A
2.150%, 11/15/21(3)

5,080

5,097

Centre Point Funding LLC 12-2A, 1 144A 2.610%, 8/20/21(3)

11,207

11,120

Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)

19,921

19,973

Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)

24,650

24,693

  Conn Funding II LP 144A, 16-B, A
3.730%, 10/15/18(3)

13,315

13,314

Consumer Installment Loan Trust 16-LD1, A 144A 3.960%, 7/15/22(3)

4,299

4,319

CPS Auto Receivables Trust

16-C, B 144A 2.480%, 9/15/20(3)

3,000

3,027

16-B, 144A 3.180%, 9/15/20(3)

4,500

4,599

DB Master Finance LLC

15-1A, A2I 144A 3.262%, 2/20/45(3)

4,925

4,951

15-A1, A2II 144A 3.980%, 2/20/45(3)

13,807

14,114

Diamond Resorts Owner Trust 14-1, A 144A 2.540%, 5/20/27(3)

8,322

8,333

Direct Capital Funding IV LLC 13-A1, C 144A 4.830%, 11/20/20(3)

5,000

5,010

DRB Prime Student Loan Trust 15-D, A3 144A 2.500%, 1/25/36(3)

5,665

5,689

See Notes to Financial
Statements

18

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

Drive Auto Receivables Trust

15-DA, B 144A 2.590%, 12/16/19(3)

$

3,920

$

3,940

16-AA, B 144A 3.170%, 5/15/20(3)

7,310

7,412

15-AA, C 144A 3.060%, 5/17/21(3)

23,685

23,891

15-AA, D 144A 4.120%, 7/15/22(3)

13,120

13,459

  Drug Royalty II LP 1 14-1, A2 144A
3.484%, 7/15/23(3)

16,148

15,910

  Drug Royalty III LP 1 16-1A, A 144A
3.979%, 4/15/27(3)

4,376

4,358

DT Auto Owner Trust

14-1A, C 144A 2.640%, 10/15/19(3)

3,827

3,833

14-2A, C 144A 2.460%, 1/15/20(3)

7,017

7,036

16-1A, B 144A 2.790%, 5/15/20(3)

5,200

5,249

14-3A, C 144A 3.040%, 9/15/20(3)

10,090

10,183

15-1A, C 144A 2.870%, 11/16/20(3)

7,000

7,063

15-3A, C 144A 3.250%, 7/15/21(3)

2,285

2,312

14-3A, D 144A 4.470%, 11/15/21(3)

4,180

4,268

16-2A, C 144A 3.670%, 1/17/22(3)

8,555

8,741

16-3A C,144A 3.150%, 3/15/22(3)

8,485

8,558

16-4A C,144A 2.740%, 10/17/22(3)

12,785

12,783

Exeter Automobile Receivables Trust

12-2A, C 144A 3.060%, 7/16/18(3)

4,650

4,664

13-2A, B 144A 3.090%, 7/16/18(3)

473

473

14-1A, B 144A 2.420%, 1/15/19(3)

5,006

5,010

13-1A, C 144A 3.520%, 2/15/19(3)

18,289

18,393

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

14-1A, C 144A 3.570%, 7/15/19(3)

$

15,830

$

15,973

14-2A, C 144A 3.260%, 12/16/19(3)

14,615

14,772

15-A1, C 144A 4.100%, 12/15/20(3)

15,930

16,192

15-2A, C 144A 3.900%, 3/15/21(3)

18,705

18,943

14-3A, D 144A 5.690%, 4/15/21(3)

15,995

16,364

15-3A, D 144A 6.550%, 10/17/22(3)

3,375

3,462

Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)

20,255

20,457

First Investors Auto Owner Trust 15-1A, C 144A 2.710%, 6/15/21(3)

5,000

5,040

Flagship Credit Auto Trust

16-1, A 144A 2.770%, 12/15/20(3)

4,930

4,978

14-2, D 144A 5.210%, 2/15/21(3)

9,560

9,691

15-1, D 144A 5.260%, 7/15/21(3)

3,565

3,632

15-2, C 144A 4.080%, 12/15/21(3)

6,495

6,501

16-2, B 144A 3.840%, 9/15/22(3)

4,175

4,353

16-3, D 144A 3.890%, 11/15/22(3)

5,900

5,879

Foundation Finance Trust 16-1A, A 144A 3.960%, 6/15/35(3)

3,622

3,617

Foursight Capital Automobile Receivables Trust

16-1 A2, 144A 2.870%, 10/15/21(3)

7,865

7,922

14-1, B 144A 3.560%, 11/22/21(3)

4,704

4,717

15-1, B 144A 4.120%, 9/15/22(3)

5,589

5,653

GLS Auto Receivables Trust 16-1A, B 144A 4.390%, 1/15/21(3)

10,500

10,745

See Notes to Financial
Statements

19

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

  Gold Key Resorts LLC 14-A, A 144A
3.220%, 3/17/31(3)

$

7,861

$

7,885

Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25

8,195

8,363

Hertz Vehicle Financing LLC

11-1A, A2 144A 3.290%, 3/25/18(3)

14,960

15,033

15-2A, A 144A 2.020%, 9/25/19(3)

4,845

4,824

16 -1A, A144A 2.320%, 3/25/20(3)

8,800

8,844

Hilton Grand Vacations Trust

13-A, A 144A 2.280%, 1/25/26(3)

7,117

7,089

14-AA, A 144A 1.770%, 11/25/26(3)

9,809

9,736

Hyundai Auto Receivables Trust

14-B, D 2.510%, 12/15/20

9,675

9,729

15-A, D 2.730%, 6/15/21

8,950

9,028

IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28

854

873

LEAF Receivables Funding 10 LLC

15-1, D 144A 3.740%, 5/17/21(3)

800

795

15-1, E1 144A 5.210%, 7/15/21(3)

4,500

4,493

  LEAF Receivables Funding 11 LLC 16-1, E1 144A
5.500%, 4/15/23(3)

5,000

4,978

LEAF Receivables Funding 9 LLC

13-1,E2 C 144A 3.460%, 9/15/21(3)

6,850

6,844

13-1, D 144A 5.110%, 9/15/21(3)

1,186

1,208

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

Leaf Receivables Funding 9 LLC 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)

$

2,455

$

2,405

LEAF Receivables Funding 9 LLC 11 LLC 16-1, E2 144A 6.000%, 6/15/24(3)

4,170

3,887

Marriott Vacation Club Owner Trust

12-1A, A 144A 2.510%, 5/20/30(3)

12,419

12,505

10-1A, A 144A 3.540%, 10/20/32(3)

374

380

10-1A, B 144A 4.520%, 10/20/32(3)

730

744

MVW Owner Trust

15-1A, B 144A 2.960%, 12/20/32(3)

1,607

1,619

16-1A, A 144A 2.250%, 12/20/33(3)

6,765

6,750

National City Mortgage Capital Trust 08-1, 2A1 6.000%, 3/25/38

1,717

1,784

NCF Dealer Floorplan Master Trust 16-1A, A 144A 3.782%, 3/21/22(2)(3)

9,000

8,836

OneMain Direct Auto Receivables Trust 16-1A, B 144A 2.760%, 5/15/21(3)

5,000

5,024

OneMain Financial Issuance Trust

14-1A, A 144A 2.430%, 6/18/24(3)

10,143

10,152

15-2A, A 144A 2.570%, 7/18/25(3)

19,675

19,744

15-A, A 144A 3.190%, 3/18/26(3)

26,301

26,568

Orange Lake Timeshare Trust

12-AA, A 144A 3.450%, 3/10/27(3)

3,441

3,485

15-AA, A 144A 2.880%, 9/8/27(3)

6,647

6,700

See Notes to Financial
Statements

20

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

14-AA, A 144A 2.290%, 7/9/29(3)

$

2,963

$

2,948

Prestige Auto Receivables Trust 14-1A, C 144A 2.390%, 5/15/20(3)

7,000

6,973

Santander Drive Auto Receivables Trust

12-6, C 1.940%, 3/15/18

245

245

12-5, C 2.700%, 8/15/18

766

767

12-6, D 2.520%, 9/17/18

17,455

17,538

13-1, D 2.270%, 1/15/19

21,925

22,092

13-3, C 1.810%, 4/15/19

5,400

5,412

14-3, C 2.130%, 8/17/20

16,400

16,487

16-2, B 2.080%, 2/16/21

8,250

8,309

Security National Automotive Acceptance Company Receivables Trust 14-1A, C 144A 2.210%, 1/15/20(3)

8,382

8,397

Sierra Timeshare Receivables Funding LLC

12-2A, B 144A 3.420%, 3/20/29(3)

1,719

1,726

12-3A, A 144A 1.870%, 8/20/29(3)

6,507

6,464

13-1A, A 144A 1.590%, 11/20/29(3)

2,386

2,376

14-1A, A 144A 2.070%, 3/20/30(3)

2,342

2,330

14-2A, A 144A 2.050%, 6/20/31(3)

3,356

3,358

16-1A, A 144A 3.080%, 3/21/33(3)

8,115

8,256

16-2A, A 144A 2.330%, 7/20/33(3)

8,129

8,130

Silverleaf Finance LLC

XVII 13-A, A 144A 2.680%, 3/16/26(3)

2,835

2,812

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

XVIII 14-A, A 144A 2.810%, 1/15/27(3)

$

2,050

$

2,031

Silverleaf Finance XV LLC 12-D, A 144A 3.000%, 3/17/25(3)

3,046

3,048

Skopos Auto Receivables Trust 15-2A, A 144A 3.550%, 2/15/20(3)

3,765

3,767

SLM Private Education Loan Trust

13-B, A2A 144A 1.850%, 6/17/30(3)

4,500

4,497

13-C, A2A 144A 2.940%, 10/15/31(3)

5,000

5,102

SoFi Professional Loan Program LLC

14-B, A2 144A 2.550%, 8/27/29(3)

1,083

1,099

15-A, A2 144A 2.420%, 3/25/30(3)

4,362

4,415

16-A, A2 144A 2.760%, 12/26/36(3)

2,143

2,196

SolarCity LMC Series III LLC 14-2, A 144A 4.020%, 7/20/44(3)

8,027

7,556

  Structured Asset Securities Corp. Mortgage Pass-Through
Certificates 01-SB1, A2 3.375%, 8/25/31

1,538

1,521

SVO VOI Mortgage Corp. 12-AA, A 144A 2.000%, 9/20/29(3)

8,041

7,955

Taco Bell Funding LLC 16-1A, A21 144A 3.832%, 5/25/46(3)

16,945

17,183

TCF Auto Receivables Owner Trust

14-1A, B 144A 2.330%, 5/15/20(3)

1,733

1,736

14-1A, C 144A 3.120%, 4/15/21(3)

2,035

2,049

Tidewater Auto Receivables Trust

14-AA, C 144A 2.560%, 8/15/19(3)

3,500

3,511

See Notes to Financial
Statements

21

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

PAR VALUE

VALUE

ASSET-BACKED SECURITIES (continued)

16-AA, B 144A 3.130%, 3/15/20(3)

$

7,393

$

7,506

Trip Rail Master Funding LLC

11-1A, A1A 144A 4.370%, 7/15/41(3)

11,738

12,021

14-1A, A1 144A 2.863%, 4/15/44(3)

9,635

9,594

  U-Haul S Fleet LLC 10-BT1A, 1 144A
4.899%, 10/25/23(3)

31,497

31,869

United Auto Credit Securitization Trust

16-1, B 144A 2.730%, 5/15/18(3)

4,880

4,901

16-2, C 144A 2.480%, 3/10/20(3)

9,425

9,431

  Volvo Financial Equipment LLC 14-1A, C 144A
1.940%, 11/15/21(3)

6,000

6,016

  VSE VOI Mortgage LLC 16-A, A 144A
2.540%, 7/20/33(3)

7,955

7,980

Welk Resorts LLC

13-AA, A 144A 3.100%, 3/15/29(3)

3,382

3,416

15-AA, A 144A 2.790%, 6/16/31(3)

5,656

5,662

Wendy’s Funding LLC

15-1A, A2II 144A 3.371%, 6/15/45(3)

5,360

5,384

15-1A, A2II 144A 4.080%, 6/15/45(3)

20,164

20,477

  Westgate Resorts LLC 16-1A, A 144A
3.500%, 12/20/28(3)

7,104

7,109

Westlake Automobile Receivables Trust

14-1A, C 144A 1.700%, 11/15/19(3)

1,538

1,538

15-1A, C 144A 2.290%, 11/16/20(3)

8,500

8,537

16-2A C, 144A 2.830%, 5/17/21(3)

3,190

3,230

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
15-3A, D,144A 4.400%, 5/17/21(3)	$10,000	$10,184
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,333,454)		1,341,950
CORPORATE BONDS AND NOTES—34.6%
Consumer Discretionary—2.6%
Alibaba Group Holding Ltd. 2.500%, 11/28/19	6,600	6,732
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(15)	3,625	3,752
CCO Holdings LLC 144A 5.500%, 5/1/26(3)	6,820	7,161
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	18,230	18,162
Columbus Cable Barbados Ltd. Series B,144A 7.375%, 3/30/21(3)	5,990	6,378
Delphi Automotive plc 3.150%, 11/19/20	15,000	15,532
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	590	594
Hanesbrands, Inc. 144A 4.625%, 5/15/24(3)	5,830	6,012
Hyundai Capital America 144A 2.125%, 10/2/17(3)	2,940	2,955
International Game Technology plc
144A 5.625%, 2/15/20(3)	3,245	3,460
144A 6.250%, 2/15/22(3)	5,190	5,550
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	7,530	7,908
M/I Homes, Inc. 6.750%, 1/15/21	4,675	4,920

See Notes to Financial Statements

22

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Marriott International, Inc. Series N, 3.125%, 10/15/21	$13,545	$14,130
MGM Growth Properties Operating Partnership LP (MGP Finance Co-Issuer, Inc.) 144A 5.625%, 5/1/24(3)	1,740	1,887
Newell Brands, Inc.
3.150%, 4/1/21	1,925	2,006
3.850%, 4/1/23	825	878
4.200%, 4/1/26	1,665	1,814
QVC, Inc. 3.125%, 4/1/19	12,765	13,088
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	5,625	5,977
SFR (Numericable) Group S.A.
144A 6.000%, 5/15/22(3)	4,580	4,689
144A 7.375%, 5/1/26(3)	7,075	7,241
Toll Brothers Finance Corp.
4.000%, 12/31/18	5,080	5,277
6.750%, 11/1/19	9,716	10,979
5.625%, 1/15/24	915	981
4.875%, 11/15/25	8,520	8,754
TRI Pointe Group, Inc.
4.375%, 6/15/19	13,872	14,340
4.875%, 7/1/21	3,740	3,843
Wyndham Worldwide Corp. 2.500%, 3/1/18	2,960	2,991

		187,991

Consumer Staples—0.3%
ESAL GmbH 144A 6.250%, 2/5/23(3)	8,600	8,385
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	14,325	15,567

		23,952

	PAR VALUE	VALUE
Energy—5.9%
Afren plc 144A 11.500%, 2/1/17(3)(9)	$4,674	$18
Alberta Energy Co., Ltd. 8.125%, 9/15/30	8,110	9,592
Anadarko Petroleum Corp.
4.850%, 3/15/21	3,845	4,146
5.550%, 3/15/26	5,455	6,209
Antero Resources Corp. 5.625%, 6/1/23	6,835	6,997
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	4,595	4,515
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	4,150	4,129
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	3,795	4,118
Cimarex Energy Co. 4.375%, 6/1/24	11,490	12,007
CNOOC Finance Propriety Ltd. 2.625%, 5/5/20	5,800	5,911
Concho Resources, Inc. 5.500%, 4/1/23	9,345	9,684
Continental Resources, Inc.
5.000%, 9/15/22	5,035	5,035
4.500%, 4/15/23	3,035	2,929
Ecopetrol S.A. 5.875%, 9/18/23	20,920	22,568
Enbridge Energy Partners LP 4.375%, 10/15/20	3,930	4,149
Encana Corp. 3.900%, 11/15/21	7,960	7,976
Energy Transfer Partners LP 5.200%, 2/1/22	4,855	5,263
EP Energy LLC (Everest Acquisition Finance, Inc.) 9.375%, 5/1/20	11,345	8,112

See Notes to Financial Statements

23

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
FTS International, Inc. 6.250%, 5/1/22	$2,245	$870
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	4,800	5,310
Kinder Morgan, Inc. 144A 5.625%, 11/15/23(3)	20,300	22,426
Kunlun Energy Co., Ltd. 144A 2.875%, 5/13/20(3)	5,000	5,102
Linn Energy LLC 6.500%, 5/15/19(9)	9,980	2,595
Lukoil OAO International Finance BV 144A 3.416%, 4/24/18(3)	6,000	6,089
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)	3,500	3,675
MPLX LP 5.500%, 2/15/23	11,935	12,341
Newfield Exploration Co. 5.625%, 7/1/24	7,925	8,123
NGL Energy Partners LP 5.125%, 7/15/19	18,475	17,459
Occidental Petroleum Corp.
2.600%, 4/15/22	885	904
3.400%, 4/15/26	725	767
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)(9)	13,565	2,577
Petrobras Global Finance BV
8.375%, 5/23/21	13,005	14,282
8.750%, 5/23/26	405	448
Petroleos de Venezuela S.A
RegS 8.500%, 11/2/17(4)	24,234	20,962
144A 6.000%, 5/16/24(3)	12,980	5,563

	PAR VALUE	VALUE
Energy (continued)
Petroleos Mexicanos
4.875%, 1/24/22	$16,470	$16,758
144A 6.875%, 8/4/26(3)	13,475	15,192
PHI, Inc. 5.250%, 3/15/19	6,275	6,071
Pride International, Inc. 8.500%, 6/15/19	4,065	4,421
QEP Resources, Inc.
6.875%, 3/1/21	5,220	5,481
5.250%, 5/1/23	9,530	9,435
Range Resources Corp.
144A 5.000%, 8/15/22(3)	3,730	3,730
144A 5.000%, 3/15/23(3)	8,025	7,885
Regency Energy Partners LP 5.000%, 10/1/22	17,910	18,905
Sabine Oil & Gas Corp. 7.250%, 6/15/19(9)(13)	9,035	168
Sabine Pass Liquefaction LLC
5.625%, 2/1/21	8,000	8,510
6.250%, 3/15/22	8,415	9,214
Sinopec Capital Ltd. 144A 1.875%, 4/24/18(3)	11,750	11,766
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	6,435	7,226
Sunoco LP 144A 6.375%, 4/1/23(3)	16,520	17,057
Transocean, Inc.
6.800%, 12/15/16	9,280	9,335
144A 9.000%, 7/15/23(3)	3,680	3,597
6.800%, 3/15/38	7,800	5,187
YPF S.A. 144A 8.500%, 3/23/21(3)	7,000	7,829

		420,618

See Notes to Financial Statements

24

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials—12.6%
ABN AMRO Bank N.V. 144A 4.250%, 2/2/17(3)	$4,425		$4,466
AerCap Ireland Capital Ltd. (Aercap Global Aviation Trust) 3.950%, 2/1/22	3,670		3,757
Air Lease Corp. 2.625%, 9/4/18	5,495		5,545
Akbank TAS 144A 7.500%, 2/5/18(3)	33,705	TRY	10,709
Ally Financial, Inc.
4.250%, 4/15/21	10,530		10,727
5.750%, 11/20/25	7,090		7,445
Ares Capital Corp.
4.875%, 11/30/18	1,545		1,613
3.875%, 1/15/20	4,286		4,436
3.625%, 1/19/22	4,475		4,508
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	14,195		15,076
Aviation Capital Group Corp. 144A 2.875%, 9/17/18(3)	4,415		4,470
Banco de Credito del Peru 144A 4.250%, 4/1/23(3)	15,500		16,604
Bank of America Corp.
2.000%, 1/11/18	14,905		14,973
5.490%, 3/15/19	2,868		3,099
4.450%, 3/3/26	10,475		11,249
Bank of Baroda 144A 4.875%, 7/23/19(3)	11,775		12,576
Bank of India
144A 3.250%, 4/18/18(3)	10,470		10,672
144A 3.625%, 9/21/18(3)	10,200		10,384
Barclays Bank plc 144A 6.050%, 12/4/17(3)	13,130		13,729
Barclays plc 3.200%, 8/10/21	10,345		10,399

	PAR VALUE		VALUE
Financials (continued)
BBVA Banco Continental S.A. RegS 5.000%, 8/26/22(4)	$16,280		$17,867
Berkshire Hathaway, Inc. 2.750%, 3/15/23	1,695		1,762
Blackstone Holdings Finance Co. LLC 144A 6.625%, 8/15/19(3)	7,105		8,053
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	4,570,000	CLP	7,237
Capital One N.A. 2.400%, 9/5/19	5,000		5,079
Citigroup, Inc.
5.500%, 2/15/17	11,730		11,906
4.600%, 3/9/26	10,445		11,162
Comerica Bank, Inc. 5.750%, 11/21/16	5,940		5,974
Corp Financiera de Desarrollo SA 144A 4.750%, 7/15/25(3)	10,000		11,034
Corpbanca SA 144A 3.875%, 9/22/19(3)	4,000		4,175
Discover Bank 8.700%, 11/18/19	1,750		2,019
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	14,685		14,114
Fidelity National Financial, Inc. 6.600%, 5/15/17	6,475		6,658
Fifth Third Bancorp 4.500%, 6/1/18	6,745		6,996
First Tennessee Bank N.A. 2.950%, 12/1/19	4,500		4,560
Ford Motor Credit Co. LLC 5.000%, 5/15/18	10,000		10,496
FS Investment Corp. 4.250%, 1/15/20	7,725		7,923

See Notes to Financial Statements

25

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
General Motors Financial Co., Inc.
3.500%, 7/10/19	$9,715	$10,014
4.200%, 3/1/21	7,300	7,690
Genworth Holdings, Inc. 7.625%, 9/24/21	6,910	6,634
Goldman Sachs Group, Inc. (The)
2.350%, 11/15/21	4,425	4,416
4.250%, 10/21/25	24,315	25,604
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	26,442	27,004
HBOS plc 144A 6.750%, 5/21/18(3)	685	732
HSBC USA, Inc. 2.625%, 9/24/18	19,485	19,829
Huntington Bancshares, Inc. 7.000%, 12/15/20	17,065	19,834
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(2)(3)(6)(7)	13,210	13,474
ICAHN Enterprises LP 5.875%, 2/1/22	12,875	12,424
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.) 3.500%, 3/15/17	965	969
ICICI Bank Ltd.
RegS 4.700%, 2/21/18(4)	13,000	13,446
144A 4.000%, 3/18/26(3)	6,505	6,748
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	6,275	6,535
International Lease Finance Corp. 3.875%, 4/15/18	7,635	7,816
iStar Financial, Inc.
4.875%, 7/1/18	12,250	12,357
5.000%, 7/1/19	6,210	6,217

	PAR VALUE		VALUE
Financials (continued)
Jefferies Group LLC
5.125%, 4/13/18	$6,541		$6,829
6.875%, 4/15/21	3,725		4,346
JPMorgan Chase & Co.
6.125%, 6/27/17	8,850		9,148
2.295%, 8/15/21	4,495		4,505
JPMorgan Chase Bank N.A. 1.650%, 9/23/19	8,805		8,826
Lazard Group LLC 4.250%, 11/14/20	7,765		8,326
Lincoln National Corp.
8.750%, 7/1/19	15,040		17,702
6.050%, 4/20/67(2)(7)	2,885		2,221
Macquarie Group Ltd.
144A 3.000%, 12/3/18(3)	4,870		4,981
144A 6.000%, 1/14/20(3)	10,950		12,106
Mitsubishi UFJ Financial Group, Inc. 2.950%, 3/1/21	2,500		2,572
Morgan Stanley
144A 10.090%, 5/3/17(3)	22,595	BRL	6,833
4.350%, 9/8/26	20,295		21,679
MUFG Union Bank N.A. 2.625%, 9/26/18	2,700		2,750
Navient Corp. 7.250%, 9/25/23	3,620		3,618
New York Life Global Funding 144A 1.950%, 2/11/20(3)	2,855		2,890
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(5)	7,800		7,986
PNC Funding Corp. 5.625%, 2/1/17	3,130		3,175
Prudential Financial, Inc. 8.875%, 6/15/38(2)(7)	11,200		12,432
QBE Insurance Group Ltd. 144A 2.400%, 5/1/18(3)	7,750		7,792

See Notes to Financial Statements

26

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Regions Bank 7.500%, 5/15/18	$2,369	$2,579
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 5.298%, 12/27/17(3)	13,655	14,016
144A 5.100%, 7/25/18(3)(5)	8,750	8,995
S&P Global, Inc. 3.300%, 8/14/20	15,097	15,849
Santander Holdings USA, Inc.
2.700%, 5/24/19	10,650	10,782
2.650%, 4/17/20	7,540	7,586
SBA Tower Trust
144A 2.933%, 12/15/17(3)	13,275	13,349
144A 3.156%, 10/15/20(3)	6,050	6,109
Sberbank of Russia (Sberbank CapItal SA) 5.717%, 6/16/21(5)	7,000	7,562
Springleaf Finance Corp. 5.250%, 12/15/19	9,585	9,813
State Street Corp. 4.956%, 3/15/18(7)	24,025	25,081
SunTrust Bank, Inc.
6.000%, 9/11/17	4,925	5,125
5.450%, 12/1/17	3,750	3,908
TIAA Asset Management Finance Co. LLC 144A 2.950%, 11/1/19(3)	2,850	2,936
Toronto-Dominion Bank (The) 2.125%, 4/7/21	11,005	11,137
Trinity Acquisition plc
3.500%, 9/15/21	1,485	1,548
4.400%, 3/15/26	9,145	9,583
Turkiye Garanti Bankasi AS 144A 4.750%, 10/17/19(3)	8,500	8,587

	PAR VALUE	VALUE
Financials (continued)
Turkiye Is Bankasi 144A 3.750%, 10/10/18(3)	$12,630	$12,507
Turkiye Vakiflar Bankasi Tao 144A 3.750%, 4/15/18(3)	4,000	3,970
UBS Group Funding Jersey Ltd. 144A 2.650%, 2/1/22(3)	8,475	8,458
Vnesheconombank (VEB Finance plc) 144A 6.902%, 7/9/20(3)	16,000	17,400
Wells Fargo & Co. (Wachovia Corp.) 5.625%, 10/15/16	2,500	2,503
Willis North America, Inc. 6.200%, 3/28/17	4,960	5,068
XLIT Ltd. Series E, 2.300%, 12/15/18	9,730	9,845
Zions Bancorp 4.500%, 3/27/17	12,675	12,788

		902,996

Health Care—2.4%
AbbVie, Inc.
2.500%, 5/14/20	11,705	11,949
3.200%, 11/6/22	1,940	2,020
Actavis Capital S.a.r.l.
(Actavis Funding) 3.000%, 3/12/20	2,825	2,912
(Actavis Funding) 3.450%, 3/15/22	3,815	4,005
Alere, Inc. 6.500%, 6/15/20	6,175	6,206
Community Health Systems, Inc. 5.125%, 8/1/21	4,790	4,754
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	1,510	974
Endo Finance LLC 144A 6.000%, 7/15/23(3)	720	659
Express Scripts Holding Co. 3.300%, 2/25/21	2,330	2,449

See Notes to Financial Statements

27

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Forest Laboratories LLC 144A 4.375%, 2/1/19(3)	$13,430	$14,154
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	2,590	2,713
HCA, Inc. 6.500%, 2/15/20	19,575	21,679
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	8,625	8,873
Mylan NV
144A 3.000%, 12/15/18(3)	5,360	5,478
144A 3.150%, 6/15/21(3)	4,065	4,142
Owens & Minor, Inc. 3.875%, 9/15/21	2,485	2,570
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	4,175	4,311
Shire Acquisitions Investments Ireland Dac
1.900%, 9/23/19	3,555	3,558
2.400%, 9/23/21	5,720	5,736
Tenet Healthcare Corp.
4.750%, 6/1/20	4,650	4,743
4.153%, 6/15/20(2)	4,045	4,086
6.000%, 10/1/20	9,560	10,134
8.125%, 4/1/22	6,595	6,628
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 7/21/21	2,670	2,665
2.800%, 7/21/23	2,640	2,648
Universal Health Services, Inc. 144A 4.750%, 8/1/22(3)	4,515	4,662
Valeant Pharmaceuticals International, Inc. 144A 5.375%, 3/15/20(3)	3,060	2,846
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	17,905	18,524

	PAR VALUE	VALUE
Health Care (continued)
Zoetis, Inc. 3.450%, 11/13/20	$2,780	$2,906

		168,984

Industrials—3.6%
ADT Corp. (The) 6.250%, 10/15/21	13,700	14,967
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	19,071	19,643
America West Airlines Pass-Through-Trust 01-1, G 7.100%, 4/2/21	40,537	44,033
BAE Systems Holdings, Inc. 144A 2.850%, 12/15/20(3)	4,655	4,765
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	15,692	15,339
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)	9,654	10,161
Cemex Finance LLC 144A 6.000%, 4/1/24(3)	7,110	7,305
Continental Airlines Pass-Through-Trust
99-1, A 6.545%, 2/2/19	8,163	8,658
99-2, C2 AMBC 6.236%, 3/15/20	8,696	9,153
00-1, A1 8.048%, 11/1/20	4,270	4,772
01-1, A1 6.703%, 6/15/21	4,878	5,238
Hawaiian Airlines Pass-Through Certificates 13-1B, 4.950%, 1/15/22	6,905	6,913
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	1,535	1,570
Masco Corp. 5.950%, 3/15/22	18,385	20,959

See Notes to Financial Statements

28

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Industrials (continued)
Penske Truck Leasing Co. LP RegS 2.500%, 6/15/19(4)	$3,470	$3,520
Penske Truck Leasing Co., LP 144A 3.375%, 2/1/22(3)	8,365	8,700
SCF Capital Ltd. 144A 5.375%, 6/16/23(3)	8,460	8,849
Toledo Edison Co. (The) 7.250%, 5/1/20	224	254
U.S. Airways Pass-Through-Trust 12-2, C 5.450%, 6/3/18	13,180	13,526
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	22,898	24,386
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	4,800	4,907
United Rentals North America, Inc. 4.625%, 7/15/23	13,600	13,940
Virgin Australia Trust 13-1A 144A 5.000%, 10/23/23(3)	8,531	8,851

		260,409

Information Technology—0.8%
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.) 144A 5.450%, 6/15/23(3)	3,715	3,979
Dun & Bradstreet Corp. (The)
3.250%, 12/1/17	12,110	12,307
4.000%, 6/15/20	4,660	4,863
Electronic Arts, Inc. 3.700%, 3/1/21	2,265	2,407
Hewlett Packard Enterprise Co.
144A 2.850%, 10/5/18(3)	9,690	9,873
144A 3.600%, 10/15/20(3)	1,845	1,936

	PAR VALUE	VALUE
Information Technology (continued)
Microsoft Corp. 2.000%, 8/8/23	$4,475	$4,470
NXP BV (NXP Funding LLC)
144A 4.125%, 6/1/21(3)	7,100	7,606
144A 4.625%, 6/1/23(3)	4,675	5,125
Oracle Corp.
1.900%, 9/15/21	3,530	3,539
2.400%, 9/15/23	4,315	4,351

		60,456

Materials—2.0%
Air Liquide Finance SA 144A 1.750%, 9/27/21(3)	3,000	2,992
Airgas, Inc. 3.050%, 8/1/20	890	924
Allegheny Technologies, Inc. 9.375%, 6/1/19	7,245	7,788
Ardagh Packaging Finance plc
144A 6.250%, 1/31/19(3)	2,705	2,776
144A 4.625%, 5/15/23(3)	7,340	7,386
Cemex SAB de CV RegS 6.500%, 12/10/19(4)	5,200	5,525
CRH America, Inc. 8.125%, 7/15/18	4,770	5,277
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	6,820	7,945
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	3,070	2,809
3.875%, 3/15/23	7,645	6,957
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	7,630	8,221
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	1,700	1,770

See Notes to Financial Statements

29

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Materials (continued)
INEOS Group Holdings S.A. 144A 5.875%, 2/15/19(3)	$5,870	$6,009
Novelis Corp. 144A 6.250%, 8/15/24(3)	605	644
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	17,090	18,562
Packaging Corp. of America 3.900%, 6/15/22	7,215	7,630
Reynolds Group Issuer, Inc.
5.750%, 10/15/20	12,945	13,366
144A 4.127%, 7/15/21(2)(3)	3,100	3,154
144A 5.125%, 7/15/23(3)	1,600	1,654
144A 7.000%, 7/15/24(3)	110	118
Teck Resources Ltd. 144A 8.000%, 6/1/21(3)	1,570	1,721
United States Steel Corp. 7.375%, 4/1/20	941	941
Vale Overseas Ltd. 5.875%, 6/10/21	7,475	7,845
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	17,325	17,282

		139,296

Real Estate—1.5%
American Campus Communities Operating Partnership LP 3.350%, 10/1/20	2,040	2,124
Brixmor Operating Partnership LP 3.875%, 8/15/22	5,570	5,839
Developers Diversified Realty Corp.
3.400%, 10/1/20	11,735	12,230
3.950%, 7/1/22	8,175	8,665

	PAR VALUE	VALUE
Real Estate (continued)
Government Properties Income Trust 3.750%, 8/15/19	$2,905	$2,976
HCP, Inc. 3.750%, 2/1/19	4,035	4,177
Kimco Realty Corp. 3.400%, 11/1/22	10,605	11,173
MPT Operating Partnership LP (MPT Finance Corp.) 6.375%, 2/15/22	1,150	1,199
Select Income REIT 4.150%, 2/1/22	18,910	19,002
Senior Housing Properties Trust 3.250%, 5/1/19	6,685	6,740
Ventas Realty LP (Ventas Capital Corp.)
4.000%, 4/30/19	7,100	7,459
2.700%, 4/1/20	2,948	3,021
Welltower, Inc. 4.125%, 4/1/19	4,100	4,311
West Europe Finance LLC 144A 3.250%, 10/5/20(3)	19,265	20,073

		108,989

Telecommunication Services—1.8%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	10,620	10,939
AT&T, Inc.
5.800%, 2/15/19	11,000	12,065
2.800%, 2/17/21	7,200	7,409
4.125%, 2/17/26	6,955	7,520
CenturyLink, Inc.
Series T 5.800%, 3/15/22	13,410	13,795
Series Y 7.500%, 4/1/24	5,185	5,548
Crown Castle International Corp. 3.700%, 6/15/26	870	908

See Notes to Financial Statements

30

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Crown Castle Towers LLC
144A 6.113%, 1/15/20(3)	$5,900	$6,539
144A 3.222%, 5/15/22(3)	3,000	3,093
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	10,365	9,056
Frontier Communications Corp.
8.500%, 4/15/20	3,200	3,472
8.875%, 9/15/20	3,380	3,659
10.500%, 9/15/22	3,650	3,883
Sprint Communications, Inc. 6.000%, 11/15/22	14,060	13,234
Sprint Corp. 7.250%, 9/15/21	4,080	4,121
T-Mobile USA, Inc. 6.542%, 4/28/20	7,905	8,182
Telefonica Emisiones SAU 3.192%, 4/27/18	2,805	2,871
Windstream Corp. 7.750%, 10/15/20	12,125	12,428

		128,722

Utilities—1.1%
AmeriGas Partners LP 7.000%, 5/20/22	9,275	9,855
Dominion Resources, Inc. 2.962%, 7/1/19(2)	1,760	1,806
Exelon Corp. 2.850%, 6/15/20	18,845	19,520
Korea Western Power Co., Ltd. 144A 3.125%, 5/10/17(3)	9,800	9,889
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	8,800	10,142

	PAR VALUE	VALUE
Utilities (continued)
State Grid Overseas Investment Ltd.
144A 1.750%, 5/22/18(3)	$5,000	$5,011
144A 2.750%, 5/7/19(3)	9,370	9,635
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	10,340	9,771

		75,629
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $2,452,270)		2,478,042
LOAN AGREEMENTS(2)—11.6%
Consumer Discretionary—3.6%
Altice U.S. Finance I Corp. 5.000%, 12/14/22	12,806	12,922
Aristocrat Leisure Ltd. Tranche B-1 3.500%, 10/20/21	8,791	8,836
Aspen Merger Sub (Coinstar), Inc. 0.000%, 9/26/23(12)	3,897	3,920
Boyd Gaming Corp.
Tranche B, 5.500%, 8/14/20	2,303	2,321
Tranche B-2 3.524%, 9/15/23	4,156	4,193
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 6.500%, 10/31/16(15)	3,616	4,171
Tranche B-6, 5.625%, 3/1/17(15)	3,861	4,237
Caesars Entertainment Resort Properties LLC 7.000%, 10/11/20	11,460	11,456
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	4,252	4,209

See Notes to Financial Statements

31

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	$5,679	$5,694
Cengage Learning, Inc. 5.250%, 6/7/23	4,771	4,775
Charter Communications Operating LLC (CCO Safari LLC)
Tranche E, 3.000%, 7/1/20	6,289	6,316
Tranche F, 3.000%, 1/3/21	14,232	14,292
Tranche I, 3.500%, 1/24/23	2,865	2,887
CityCenter Holdings LLC Tranche B, 4.250%, 10/16/20	5,909	5,958
CSC Holdings, Inc. 5.000%, 10/9/22	16,706	16,778
Delta 2 (Lux) S.a.r.l. Tranche B-3, 4.750%, 7/30/21	7,421	7,443
Diamond Resorts International, Inc. 7.000%, 9/2/23	827	824
El Dorado Resorts, Inc. 4.250%, 7/25/22	2,743	2,757
Harbor Freight Tools USA, Inc. 4.000%, 8/18/23	17,779	17,901
Hilton Worldwide Finance LLC
Tranche B-1 3.500%, 10/26/20	1,136	1,144
Tranche B-2 3.215%, 10/25/23	11,610	11,696
Intelsat Jackson Holdings S.A. Tranche B-2, 3.750%, 6/30/19	7,912	7,544
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	6,802	6,848

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Libbey Glass, Inc. 3.750%, 4/9/21	$5,625	$5,649
MGM Growth Properties 4.000%, 4/25/23	7,130	7,204
Nexstar Broadcasting, Inc. 3.000%, 9/26/23	347	349
PetSmart, Inc. Tranche B-1, 4.250%, 3/11/22	17,463	17,518
Scientific Games International, Inc.
6.000%, 10/18/20	2,764	2,776
Tranche B-2, 6.000%, 10/1/21	3,366	3,377
Seminole Tribe of Florida, Inc. 3.088%, 4/29/20	6,742	6,775
ServiceMaster Co. LLC (The) 4.250%, 7/1/21	8,334	8,429
Sinclair Television Group, Inc. Tranche B-1, 3.500%, 7/30/21	11,514	11,594
Six Flags Theme Parks, Inc. Tranche B, 3.863%, 6/30/22	4,979	5,023
Station Casinos LLC Tranche B, 3.750%, 6/8/23	6,346	6,398
Tribune Media Co. Tranche B, 3.750%, 12/27/20	6,912	6,978
UFC Holdings LLC First Lien 5.000%, 8/18/23	8,331	8,417

		259,609

Consumer Staples—1.6%
Albertson’s LLC
Tranche B-4, 4.500%, 8/25/21	15,996	16,139
Tranche B-5, 4.750%, 12/21/22	2,172	2,196

See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Staples (continued)
ARAMARK Corp.
Tranche E, 3.338%, 9/7/19	$11,971	$12,060
Tranche F, 3.338%, 2/24/21	14,483	14,592
Charger OpCo B.V. (Oak Tea, Inc.) Tranche B-1, 4.250%, 7/2/22	3,106	3,131
Chobani LLC 0.00%, 9/29/23(12)	2,550	2,537
Coty, Inc. Tranche B, 3.750%, 10/27/22	2,748	2,784
Dell International, Inc. Tranche B 4.000%, 9/7/23	13,017	13,110
Galleria Co. Tranche B, 3.750%, 1/26/23	5,523	5,556
Hostess Brands LLC Tranche B, First Lien, 4.500%, 8/3/22	13,596	13,711
Kronos
First Lien, 4.500%, 10/30/19	21,860	21,960
Second Lien, 9.750%, 4/30/20	5,611	5,721
Pinnacle Foods Finance LLC 3.275%, 1/13/23	986	995

		114,492

Energy—0.2%
EP Energy LLC 0.00%, 6/30/21(12)	4,868	4,788
Paragon Offshore Finance Co. 5.250%, 7/16/21(10)	9,933	2,502
Seadrill Operating LP 4.000%, 2/21/21	8,815	4,426

		11,716

Financials—0.6%
Asurion LLC Tranche B-4, 5.000%, 8/4/22	6,201	6,241

	PAR VALUE	VALUE
Financials (continued)
Clipper Acquisitions Corp. Tranche B, 3.089%, 2/6/20	$6,141	$6,133
Delos Finance S.a.r.l. 3.588%, 3/6/21	16,529	16,667
iStar Financial, Inc. 5.500%, 7/1/20	3,209	3,247
TransUnion LLC Tranche B-2, 3.588%, 4/9/21	10,070	10,117

		42,405

Health Care—1.2%
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	8,946	8,957
Change Healthcare Holdings, Inc. Tranche B-2, 3.750%, 11/2/18	5,222	5,238
Community Health Systems, Inc. (CHS) Tranche F, 4.083%, 12/31/18	7,911	7,879
Endo Luxembourg Finance Co. S.a.r.l. Tranche B, 3.750%, 9/26/22	5,529	5,524
Envision Healthcare Corp. 4.250%, 5/25/18	6,541	6,556
InVentiv Health, Inc.
Tranche B-4, 7.750%, 5/15/18	8,750	8,775
Tranche B 0.000%, 9/29/23(12)	5,363	5,385
MPH Acquisition Holdings LLC 5.000%, 6/7/23	3,494	3,543
Quintiles Transnational Corp. Tranche B, 3.250%, 5/12/22	2,446	2,450
Quorum Health Corp. 6.750%, 4/29/22	6,311	6,134

See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
RPI Finance Trust Tranche B-4, 3.588%, 11/9/20	$5,862	$5,897
Team Health, Inc. Tranche B, 3.838%, 11/23/22	7,571	7,623
U.S. Renal Care, Inc. First Lien, 5.250%, 12/30/22	3,138	3,020
Valeant Pharmaceuticals International, Inc. Series D-2, Tranche B, 5.000%, 2/13/19	11,801	11,827

		88,808

Industrials—1.2%
Air Canada 0.000%, 9/21/23(12)	3,125	3,136
American Airlines, Inc.
3.250%, 6/27/20	5,991	6,011
3.250%, 10/10/21	10,886	10,921
Tranche B, 3.502%, 4/28/23	16,065	16,128
AWAS Finance Luxembourg S.A. 3.500%, 7/16/18	6,808	6,843
Brock Holdings III, Inc. First Lien, 7.000%, 3/16/17	7,025	6,965
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	5,186	5,185
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	10,813	10,899
U.S. Airways, Inc. Tranche B-1, 3.500%, 5/23/19	6,695	6,711

	PAR VALUE	VALUE
Industrials (continued)
United Airlines, Inc. (f/k/a Continental Airlines, Inc.) Tranche B-1, 3.500%, 9/15/21	$4,721	$4,751
Waste Industries 3.500%, 2/27/20	9,800	9,856

		87,406

Information Technology—1.3%
Abacus Innovations Corp.(Leidos, Inc.) 3.274%, 8/16/23	5,366	5,404
Blackboard, Inc. Tranche B-4 0.000%, 6/30/21(12)	7,410	7,364
First Data Corp.
Tranche 2021 4.525%, 3/24/21	27,586	27,822
Tranche 2022 4.275%, 7/8/22	6,007	6,049
Infinity Acquisition Ltd. 4.250%, 8/6/21	6,018	5,755
Mitchell International, Inc.
4.500%, 10/13/20	4,981	4,988
Second Lien, 8.500%, 10/11/21	4,763	4,669
NXP BV Tranche F 3.405%, 12/7/20	6,743	6,782
On Semiconductor 0.00%, 3/31/23(12)	3,399	3,419
Presidio, Inc. Refinancing, 5.250%, 2/2/22	8,441	8,451
Press Ganey Holdings, Inc. 0.00%, 9/29/23(12)	911	913
SS&C European Holdings S.a.r.l.
Tranche A-1, 3.274%, 7/8/20	849	851
Tranche A-2, 3.274%, 7/8/20	1,317	1,320
Tranche B-2, 4.000%, 7/8/22	629	634

See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
Tranche B-1, 4.000%, 7/8/22	$5,059	$5,105
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	4,782	4,838

		94,364

Materials—0.5%
Berry Plastics Corp. Tranche H, 3.750%, 10/1/22	7,493	7,527
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	7,121	6,975
Fortescue Metals Group (FMG) Resources Property Ltd. 3.750%, 6/30/19	5,107	5,108
Huntsman International LLC Tranche 16-B, 4.250%, 4/1/23	3,904	3,937
INEOS U.S. Finance LLC Tranche 2022, 4.250%, 3/31/22	5,682	5,714
PolyOne Corp. Tranche B-1, 3.500%, 11/11/22	6,839	6,916

		36,177

Real Estate—0.3%
Capital Automotive LP
Tranche B-1, 4.000%, 4/10/19	2,566	2,588
Second Lien, 6.000%, 4/30/20	6,047	6,108
ESH Hospitality, Inc. 3.750%, 8/30/23	2,497	2,519
Realogy Group LLC 3.750%, 7/20/22	9,141	9,263

		20,478

	PAR VALUE		VALUE
Telecommunication Services—0.3%
Level 3 Financing, Inc.
Tranche B-III, 4.000%, 8/1/19	$6,319		$6,358
Tranche B-II, 3.500%, 5/31/22	5,842		5,883
UPC Financing Partnership 4.080%, 8/31/24	5,560		5,588

			17,829

Utilities—0.8%
Calpine Construction Finance Co. LP Tranche B-1, 3.090%, 5/3/20	8,257		8,210
Dynegy Finance IV, Inc. 5.000%, 6/27/23	9,128		9,213
Energy Future Holdings Corp.
5.000%, 10/31/17(10)	6,017		6,070
Tranche C 5.000%, 10/31/17(10)	1,373		1,385
NRG Energy, Inc. 3.500%, 6/30/23	17,777		17,840
State of Santa Catarina (The) 4.000%, 12/27/22	12,561		11,318
Texas Competitive Electric Holdings Co. LLC 2017 Extended,
4.998%, 10/10/17(10)	5,925		1,723

			55,759
TOTAL LOAN AGREEMENTS (Identified Cost $839,570)			829,043

	SHARES
PREFERRED STOCKS—1.0%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	8,645	(8)	8,812

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES		VALUE
PREFERRED STOCKS (continued)
Financials—0.9%
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(2)	2,295	(8)	$2,289
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	12,070	(8)	12,312
Citigroup, Inc. Series J, 7.125%(2)	17,805		19,201
JPMorgan Chase & Co. Series Z, 5.300%(2)	3,985	(8)	4,050
Wells Fargo & Co. Series K, 7.980%(2)	16,155	(8)	16,884
XLIT Ltd. Series E, 6.50%(2)	12,790	(8)	9,591

			64,327
TOTAL PREFERRED STOCKS (Identified Cost $74,582)			73,139
AFFILIATED MUTUAL FUND—1.0%
Virtus Credit Opportunities Fund Class R6(11)	6,989,143		68,703
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $69,865)			68,703
TOTAL LONG TERM INVESTMENTS—99.2%
(Identified Cost $7,062,660)			7,095,296	(14)
TOTAL INVESTMENTS—99.2% (Identified Cost $7,062,660)			7,095,296	(1)
Other assets and liabilities, net—0.8%			57,032

NET ASSETS—100.0%			$7,152,328

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $2,839,881 or 39.7% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	No contractual maturity date.
(7)	Interest payments may be deferred.
(8)	Value shown as par value.
(9)	Security in default no interest payments are being received during bankruptcy proceedings.
(10)	Security in default, interest payments are being received during the bankruptcy proceedings.
(11)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(12)	This loan will settle after September 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(13)	Illiquid security.
(14)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(15)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

IDR	Indonesian Rupiah
MXN	Mexican Peso
TRY	Turkish Lira
ZAR	South African Rand
RUB	Russian Ruble

Country Weightings† (Unaudited)
United States	80%
Turkey	2
Australia	1
Brazil	1
Canada	1
India	1
Luxembourg	1
Other	13
Total	100%

†	% of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,341,950	$—	$1,333,587	$8,363
Corporate Bonds and Notes	2,478,042	—	2,475,447	2,595
Foreign Government Securities	405,573	—	405,573	—
Loan Agreements	829,043	—	817,725	11,318
Mortgage-Backed Securities	1,797,728	—	1,797,728	—
Municipal Bonds	3,981	—	3,981	—
U.S. Government Securities	97,137	—	97,137	—
Equity Securities:
Affiliated Mutual Fund	68,703	68,703	—	—
Preferred Stocks	73,139	—	73,139	—

Total Investments	$7,095,296	$68,703	$7,004,317	$22,276

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Asset- Backed Securities		Corporate Bonds and Notes		Loan Agreements
Investments in Securities
Balance as of September 30, 2015:	$24,541	$12,296		$—		$12,245
Accrued discount/(premium)	(120)	—		—		(120)
Realized gain (loss)	(77)	7		—		(84)
Change in unrealized appreciation/(depreciation)(c)	827	181		—		646
Purchases	—	—		—		—
Sales(b)	(5,490)	(4,121)		—		(1,369)
Transfers into Level 3(a)	2,595 (d)	—		2,595	(d)	—
Transfers from Level 3(a)	—	—		—		—

Balance as of September 30, 2016	$22,276 (e)	$8,363	(e)	$2,595	(e)	$11,318 (e)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydown on securities.
(c)	Included in the related net change in unrealized appreciation/(depreciation) in the Statement of Operations. The change in unrealized appreciation/(depreciation) on investments still held as of September 30, 2016 was $985.
(d)	The transfers into Level 3 are due to a decrease in trading activities at period end.
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

None of the securities in this table are fair valued.

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

Assets
Investment in unaffiliated securities at value(1)	$7,026,593
Investment in affiliated securities at value(2)	68,703
Foreign currency at value(3)	—	(4)
Cash	32,134
Receivables
Investment securities sold	43,195
Fund shares sold	17,668
Dividends and interest receivable	53,120
Prepaid expenses	193
Prepaid trustee retainer	147
Other assets	95

Total assets	7,241,848

Liabilities
Payables
Fund shares repurchased	22,778
Investment securities purchased	59,443
Dividend distributions	1,024
Investment advisory fees	2,729
Distribution and service fees	1,211
Administration fees	710
Transfer agent fees and expenses	1,137
Trustee deferred compensation plan	95
Trustees’ fees and expenses	70
Professional fees	46
Other accrued expenses	277

Total liabilities	89,520

Net Assets	$7,152,328

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$7,212,310
Accumulated undistributed net investment income (loss)	13,224
Accumulated undistributed net realized gain (loss)	(105,889)
Net unrealized appreciation (depreciation) on investments	32,683

Net Assets	$7,152,328

Class A
Net asset value (net assets/shares outstanding) per share	$4.78
Maximum offering price per share NAV/(1–2.25%)	$4.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	273,614,622
Net Assets	$1,307,484
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.75
Shares of beneficial interest outstanding, no par value, unlimited authorization	22,717
Net Assets	$108
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	273,004,072
Net Assets	$1,321,202
Class T
Net asset value (net assets/shares outstanding) and offering price per share	$4.83
Shares of beneficial interest outstanding, no par value, unlimited authorization	101,528,260
Net Assets	$489,924
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.78
Shares of beneficial interest outstanding, no par value, unlimited authorization	843,089,081
Net Assets	$4,033,610

(1) Investment in unaffiliated securities at cost	$6,992,795
(2) Investment in affiliated securities at cost	69,865
(3) Foreign currency at cost	—	(4)
(4) Amount is less than $500.

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

Investment Income
Dividends	$932
Dividends from affiliated fund	2,610
Interest	300,142
Foreign taxes withheld	(192)

Total investment income	303,492

Expenses
Investment advisory fees	34,064
Service fees, Class A	3,556
Distribution and service fees, Class B	1
Distribution and service fees, Class C	6,738
Distribution and service fees, Class T	5,270
Administration fees	9,105
Transfer agent fees and expenses	8,203
Registration fees	277
Printing fees and expenses	1,390
Custodian fees	139
Professional fees	157
Trustees’ fees and expenses	629
Miscellaneous expenses	791

Total expenses	70,320
Less expenses reimbursed and/or waived by investment adviser	(305)
Earnings credit from custodian	(58)
Low balance account fees	(1)

Net expenses	69,956

Net investment income (loss)	233,536

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(49,665)
Net realized gain (loss) on foreign currency transactions	(478)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	153,322
Net change in unrealized appreciation (depreciation) on affiliated investments	425
Net change in unrealized appreciation (depreciation) on foreign currency translation	254

Net gain (loss) on investments	103,858

Net increase (decrease) in net assets resulting from operations	$337,394

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$233,536	$269,183
Net realized gain (loss)	(50,143)	(127,914)
Net change in unrealized appreciation (depreciation)	154,001	(150,759)

Increase (decrease) in net assets resulting from operations	337,394	(9,490)

From Distributions to Shareholders
Net investment income, Class A	(40,862)	(42,497)
Net investment income, Class B	(4)	(18)
Net investment income, Class C	(34,858)	(34,290)
Net investment income, Class T	(11,050)	(10,794)
Net investment income, Class I	(122,921)	(119,152)
Return of capital Class A	—	(8,732)
Return of capital Class B	—	(4)
Return of capital Class C	—	(7,997)
Return of capital Class T	—	(3,261)
Return of capital Class I	—	(22,250)

Decrease in net assets from distributions to shareholders	(209,695)	(248,995)

From Share Transactions
Sale of shares
Class A (56,640 and 91,590 shares, respectively)	265,248	438,116
Class B (0 and 9 shares, respectively)	—	45
Class C (47,747 and 82,833 shares, respectively)	226,847	401,212
Class T (6,103 and 9,811 shares, respectively)	28,792	47,392
Class I (259,826 and 269,095 shares, respectively)	1,217,904	1,287,295

Reinvestment of distributions
Class A (8,038 and 9,714 shares, respectively)	37,677	46,369
Class B (1 and 4 shares, respectively)	4	21
Class C (7,272 and 8,562 shares, respectively)	34,521	41,374
Class T (1,526 and 1,870 shares, respectively)	7,223	9,014
Class I (22,702 and 25,004 shares, respectively)	106,611	119,514

Shares repurchased
Class A (127,042 and 157,118 shares, respectively)	(594,535)	(750,068)
Class B (60 and 227 shares, respectively)	(280)	(1,080)
Class C (89,555 and 135,370 shares, respectively)	(424,109)	(654,153)
Class T (29,391 and 35,882 shares, respectively)	(138,732)	(172,911)
Class I (311,788 and 406,378 shares, respectively)	(1,457,914)	(1,940,913)

Increase (decrease) in net assets from share transactions	(690,743)	(1,128,773)

Net increase (decrease) in net assets	(563,044)	(1,387,258)

Net Assets
Beginning of period	7,715,372	9,102,630

End of period	$7,152,328	$7,715,372

Accumulated undistributed net investment income (loss) at end of period	$13,224	$(3,391)

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gain Distributions Received from Affiliated Funds	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital
Class A
10/1/15 to 9/30/16	$4.69	0.15	—	0.08	0.23	(0.14)	—		—
10/1/14 to 9/30/15	4.84	0.15	—	(0.16)	(0.01)	(0.11)	—		(0.03)
10/1/13 to 9/30/14	4.85	0.16	—	(0.01)	0.15	(0.16)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.94	0.18	—	(0.09)	0.09	(0.18)	—		—	(4)
10/1/11 to 9/30/12	4.67	0.21	—	0.27	0.48	(0.21)	—		—	(4)

Class B
10/1/15 to 9/30/16	$4.66	0.12	—	0.08	0.20	(0.11)	—		—
10/1/14 to 9/30/15	4.81	0.13	—	(0.16)	(0.03)	(0.09)	—		(0.03)
10/1/13 to 9/30/14	4.82	0.14	—	(0.02)	0.12	(0.13)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.91	0.16	—	(0.09)	0.07	(0.16)	—		—	(4)
10/1/11 to 9/30/12	4.65	0.18	—	0.27	0.45	(0.19)	—		—	(4)

Class C
10/1/15 to 9/30/16	$4.75	0.14	—	0.07	0.21	(0.12)	—		—
10/1/14 to 9/30/15	4.89	0.14	—	(0.15)	(0.01)	(0.10)	—		(0.03)
10/1/13 to 9/30/14	4.90	0.15	—	(0.02)	0.13	(0.14)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.99	0.17	—	(0.09)	0.08	(0.17)	—		—	(4)
10/1/11 to 9/30/12	4.72	0.20	—	0.27	0.47	(0.20)	—		—	(4)

The footnote legend is at the end of the financial highlights

See Notes to Financial Statements

42

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(0.14)	0.09	$4.78	4.90%	$1,307,484	1.00	%(5)(6)	1.01%	3.19%	53%
(0.14)	(0.15)	4.69	(0.23)	1,575,629	0.97		0.97	3.15	37
(0.16)	(0.01)	4.84	3.03	1,894,633	0.99		0.99	3.30	39
(0.18)	(0.09)	4.85	1.84	3,574,450	0.99		0.99	3.65	49
(0.21)	0.27	4.94	10.58	3,038,093	1.01		1.01	4.31	52

(0.11)	0.09	$4.75	4.41%	$108	1.49	%(5)(6)	1.50%	2.64%	53%
(0.12)	(0.15)	4.66	(0.73)	382	1.46		1.47	2.67	37
(0.13)	(0.01)	4.81	2.53	1,421	1.49		1.49	2.80	39
(0.16)	(0.09)	4.82	1.34	2,572	1.49		1.49	3.17	49
(0.19)	0.26	4.91	9.87	3,590	1.51		1.51	3.86	52

(0.12)	0.09	$4.84	4.58%	$1,321,202	1.25	%(5)(6)	1.26%	2.94%	53%
(0.13)	(0.14)	4.75	(0.27)	1,460,120	1.22		1.22	2.90	37
(0.14)	(0.01)	4.89	2.73	1,720,245	1.24		1.24	3.03	39
(0.17)	(0.09)	4.90	1.56	1,567,725	1.24		1.24	3.40	49
(0.20)	0.27	4.99	10.19	1,067,276	1.27		1.27	4.04	52

The footnote legend is at the end of the financial highlights

See Notes to Financial Statements

43

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gain Distributions Received from Affiliated Funds	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital
Class T
10/1/15 to 9/30/16	$4.73	0.12	—	0.08	0.20	(0.10)	—		—
10/1/14 to 9/30/15	4.88	0.12	—	(0.17)	(0.05)	(0.07)	—		(0.03)
10/1/13 to 9/30/14	4.89	0.12	—	(0.01)	0.11	(0.12)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.98	0.14	—	(0.09)	0.05	(0.14)	—		—	(4)
10/1/11 to 9/30/12	4.71	0.17	—	0.28	0.45	(0.18)	—		—	(4)

Class I
10/1/15 to 9/30/16	$4.69	0.16	—	0.08	0.24	(0.15)	—		—
10/1/14 to 9/30/15	4.84	0.16	—	(0.16)	—	(0.12)	—		(0.03)
10/1/13 to 9/30/14	4.85	0.17	—	(0.01)	0.16	(0.17)	—	(4)	—	(4)
10/1/12 to 9/30/13	4.94	0.19	—	(0.09)	0.10	(0.19)	—		—	(4)
10/1/11 to 9/30/12	4.68	0.22	—	0.27	0.49	(0.23)	—		—	(4)

See Notes to Financial Statements

44

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets(3)		Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(0.10)	0.10	$4.83	4.29%	$489,924	1.75	%(5)(6)	1.76%	2.44%	53%
(0.10)	(0.15)	4.73	(0.98)	583,694	1.72		1.72	2.40	37
(0.12)	(0.01)	4.88	2.23	719,840	1.74		1.74	2.53	39
(0.14)	(0.09)	4.89	1.06	751,220	1.74		1.74	2.91	49
(0.18)	0.27	4.98	9.67	704,225	1.76		1.76	3.56	52

(0.15)	0.09	$4.78	5.16%	$4,033,610	0.75	%(5)(6)	0.76%	3.44%	53%
(0.15)	(0.15)	4.69	0.02	4,095,547	0.72		0.72	3.40	37
(0.17)	(0.01)	4.84	3.28	4,766,491	0.74		0.74	3.51	39
(0.19)	(0.09)	4.85	2.09	2,418,863	0.74		0.74	3.90	49
(0.23)	0.26	4.94	10.62	1,606,957	0.77		0.77	4.55	52

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	The Fund may invest in other funds and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
(4)	Amount is less than $0.005.
(5)	For the period ended September 30, 2016, the ratio of net expenses includes the effect of the earnings credit from Custodian reflected in the Statement of Operations and had no impact on the Financial Highlights.
(6)	Net expense ratio includes extraordinary proxy expenses.

See Notes to Financial Statements

45

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class T shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares generally were sold with a CDSC which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

46

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers at the end of reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

47

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying fund.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the

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VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

49

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2016, all loan agreements held by the Fund are assignment loans.

I.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

50

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion – $2 Billion	$2+ Billion – 10 Billion	$10+ Billion
0.55%	0.50%	0.45%	0.425%

During the period covered by these financial statements, the Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $305. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadviser

Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly owned subsidiary of Virtus, is the subadviser to the Fund. The subadviser manages the investments of the Fund for which the Subadviser is paid a fee by the Adviser.

C.	Expense Limitations

The Adviser has contractually agreed to limit the Fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, leverage expenses, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed, on an annualized basis, the following percentages of the Fund’s average net asset values: 1.10% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares, 1.85% for Class T shares, and 0.85% for Class I shares through January 31, 2017. The Fund is currently below its expense cap.

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2016, it retained net commissions of $21 for Class A shares and deferred sales charges of $26, $0, $1 and $22 for Class A shares, Class B shares, Class C shares and Class T shares, respectively.

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VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class, at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares, and 1.00% for Class T shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Virtus Fund Services LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2016, the Fund incurred administration fees totaling $7,075 which are included in the Statement of Operations.

For the period ended September 30, 2016, the Fund incurred transfer agent fees totaling $8,080 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I Shares	761,105	$3,638

G.	Investments in Affiliates

A summary of the Fund’s total long-term and short-term purchases and sales of an affiliated fund Virtus Credit Opportunities Fund, during the period ended September 30, 2016, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$67,751	$527	$—	$68,703	$2,610	$—

The Fund does not invest in the underlying fund for the purpose of exercising management or control; however the investments made by the Fund within each of its principal investment strategies may represent a significant portion of the underlying fund’s net assets. At September 30, 2016, the Fund was the owner of record of approximately 72% of the Virtus Credit Opportunities Fund.

H.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the

52

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2016, were as follows:

Purchases	Sales
$3,279,174	$4,105,071

Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2016, were as follows:

Purchases	Sales
$499,316	$350,698

Note 5. Borrowings

($ reported in thousands)

On June 29, 2016, the Fund and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the Agreement. The agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2016.

Note 6. 10% Shareholders

As of September 30, 2016, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
32%	2*

*	The shareholders are not affiliated with Virtus.

53

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result it, may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where the Subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at September 30, 2016 with an aggregate value of $168 representing 0.00% of the Fund’s net assets.

At September 30, 2016, the Fund did not hold any securities that are both illiquid and restricted.

Note 9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Trust. In addition, in the normal course of business the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements

54

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,064,261	$152,047	$(121,012)	$31,035

The Fund has capital loss carryovers available to offset future realized gains as follows:

No Expiration		Total
Short-Term	Long-Term
$49,295	$25,236	$74,531

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2016, the Fund deferred and recognized qualified late year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$—	$30,985	$56,744

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$14,452	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

55

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The tax character of dividends and distributions paid during the years ended September 30, 2016 and 2015 was as follows:

	Year Ended
	2016	2015
Ordinary Income	$209,695	$206,751
Long-Term Capital Gains	—	—
Return of Capital	—	42,244

Total	$209,695	$248,995

Note 11. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2016, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(7,227)	$7,227

Note 12. Regulatory Matters and Litigation

From time to time, the Trust, the Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated

56

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 3, 2016, the Fund began offering Class R6 shares.

57

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Multi-Sector Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Multi-Sector Short Term Bond Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, and transfer agent of the investee funds, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

58

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2016 (Unaudited)

For the fiscal year ended September 30, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$—

59

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

At a special meeting of shareholders of all series of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust, held on May 19, 2016, shareholders of Virtus Opportunities Trust (the “Trust”) voted on the following proposals:

Proposal 1.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To elect six Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected.
George R. Aylward	1,145,056,198.477	24,756,597.221	0
Thomas J. Brown	1,144,160,222.050	25,652,573.650	0
Donald C. Burke	1,145,758,834.912	24,053,960.790	0
Roger A. Gelfenbien	1,144,297,795.833	25,514,999.865	0
John R. Mallin	1,144,938,076.292	24,874,719.410	0
Hassell H. McClellan	1,143,864,433.134	25,948,362.566	0

Shareholders of the Trust voted to approve the above proposal.

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus CA Tax Exempt Bond Fund	1,258,194.893	91,895.368	41,271.245
Virtus Emerging Markets Debt Fund	3,015,152.206	198.283	0
Virtus Emerging Markets Equity Income Fund	3,672,832.400	0	0
Virtus Emerging Markets Opportunities Fund	620,793,093.034	25,302,093.728	9,306,937.262
Virtus Emerging Markets Small-Cap Fund	494,281.793	0	0
Virtus Essential Resources Fund	504,931.913	0	0
Virtus Foreign Opportunities Fund	27,726,679.250	666,663.374	564,703.507
Virtus Greater European Opportunities Fund	818,457.900	37,502.974	15,676.215
Virtus International Small-Cap Fund	3,074,638.276	5,991.041	10,261.000
Virtus International Wealth Masters Fund	518,044.295	0	0
Virtus Low Duration Income Fund	10,449,114.393	779,684.940	311,840.943
Virtus Multi-Sector Intermediate Bond Fund	11,147,670.008	724,253.699	406,427.672
Virtus Multi-Sector Short Term Bond Fund	618,834,424.483	21,316,032.964	14,819,955.463

Shareholders of the Funds listed above voted to approve the above proposal.

60

RESULTS OF SHAREHOLDER MEETING (Continued)

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

Proposal 6.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Foreign Opportunities Fund	27,568,524.708	741,409.046	648,118.377
Virtus Multi-Sector Short Term Bond Fund	615,281,810.614	22,749,361.497	16,939,237.795

Shareholders of the Funds listed above voted to approve the above proposal.

61

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2015 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

62

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2000 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

63

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

64

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

65

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8010	11-16

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT

Virtus Emerging Markets Debt Fund

Virtus Emerging Markets Equity Income Fund*

Virtus Emerging Markets Small-Cap Fund*

Virtus Global Infrastructure Fund*

Virtus Global Opportunities Fund

Virtus Global Real Estate Securities Fund*

Virtus Greater European Opportunities Fund

Virtus International Equity Fund*

Virtus International Real Estate Securities Fund

Virtus International Small-Cap Fund

Virtus International Wealth Masters Fund

September 30, 2016 TRUST NAME: VIRTUS OPPORTUNITIES TRUST * Prospectus and Statement of Additional Information (“SAI”) supplements applicable to these Funds appear at the back of this annual report.

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)	8	36
Virtus Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	10	40
Virtus Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”)	13	42
Virtus Global Infrastructure Fund (“Global Infrastructure Fund”)	15	43
Virtus Global Opportunities Fund (“Global Opportunities Fund”)	18	44
Virtus Global Real Estate Securities Fund (“Global Real Estate Securities Fund”)	21	45
Virtus Greater European Opportunities Fund (“Greater European Opportunities Fund”)	24	47
Virtus International Equity Fund (“International Equity Fund”)	27	48
Virtus International Real Estate Securities Fund (“International Real Estate Securities Fund”)	29	49
Virtus International Small-Cap Fund (“International Small-Cap Fund”)	32	51
Virtus International Wealth Masters Fund (“International Wealth Masters Fund”)	34	53
Statements of Assets and Liabilities		56
Statements of Operations		60
Statements of Changes in Net Assets		64
Financial Highlights		70
Notes to Financial Statements		76
Report of Independent Registered Public Accounting Firm		89
Tax Information Notice		90
Consideration of Subadvisory by the Board of Trustees		91
Results of Shareholder Meetings		94
Fund Management Tables		99

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the 12-month period was positive for many asset classes.

For the 12 months ended September 30, 2016, U.S. small-cap stocks kept pace with U.S. large-cap stocks, as measured by the 15.47% and 15.43% returns of the Russell 2000® Index and S&P 500® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.78%, while the MSCI EAFE® Index (net) returned 6.52%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.06% one year earlier. For the 12 months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.19%, while non-investment grade bonds rose 12.73%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2016 to September 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Debt Fund
Actual
Class A	$1,000.00	$1,102.30	1.37%	$7.20
Class C	1,000.00	1,098.30	2.11	11.07
Class I	1,000.00	1,105.00	1.11	5.84
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.15	1.37	6.91
Class C	1,000.00	1,014.45	2.11	10.63
Class I	1,000.00	1,019.45	1.11	5.60
Emerging Markets Equity Income Fund
Actual
Class A	$1,000.00	$1,091.90	1.77%	$9.26
Class C	1,000.00	1,086.60	2.53	13.20
Class I	1,000.00	1,092.40	1.52	7.95
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.15	1.77	8.92
Class C	1,000.00	1,012.35	2.53	12.73
Class I	1,000.00	1,017.40	1.52	7.67
Emerging Markets Small-Cap Fund
Actual
Class A	$1,000.00	$1,135.70	1.87%	$9.98
Class C	1,000.00	1,131.20	2.61	13.91
Class I	1,000.00	1,136.80	1.61	8.60
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.65	1.87	9.42
Class C	1,000.00	1,011.95	2.61	13.13
Class I	1,000.00	1,016.95	1.61	8.12
Global Infrastructure Fund
Actual
Class A	$1,000.00	$1,066.20	1.35%	$6.97
Class C	1,000.00	1,062.40	2.10	10.83
Class I	1,000.00	1,067.50	1.10	5.69
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.25	1.35	6.81
Class C	1,000.00	1,014.50	2.10	10.58
Class I	1,000.00	1,019.50	1.10	5.55
Global Opportunities Fund
Actual
Class A	$1,000.00	$1,052.30	1.49%	$7.64
Class B	1,000.00	1,048.00	2.24	11.47
Class C	1,000.00	1,048.30	2.24	11.47
Class I	1,000.00	1,053.10	1.24	6.36
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.55	1.49	7.52
Class B	1,000.00	1,013.80	2.24	11.28
Class C	1,000.00	1,013.80	2.24	11.28
Class I	1,000.00	1,018.80	1.24	6.26
Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,038.00	1.42%	$7.23
Class C	1,000.00	1,033.80	2.17	11.03
Class I	1,000.00	1,039.20	1.17	5.96
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.90	1.42	7.16
Class C	1,000.00	1,014.15	2.17	10.93
Class I	1,000.00	1,019.15	1.17	5.91

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2016 to September 30, 2016

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Greater European Opportunities Fund
Actual
Class A	$1,000.00	$993.70	1.48%	$7.38
Class C	1,000.00	989.80	2.25	11.19
Class I	1,000.00	994.40	1.23	6.13
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.60	1.48	7.47
Class C	1,000.00	1,013.75	2.25	11.33
Class I	1,000.00	1,018.85	1.23	6.21
International Equity Fund
Actual
Class A	$1,000.00	$1,054.70	1.53%	$7.86
Class C	1,000.00	1,050.60	2.27	11.64
Class I	1,000.00	1,056.00	1.27	6.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.35	1.53	7.72
Class C	1,000.00	1,013.65	2.27	11.43
Class I	1,000.00	1,018.65	1.27	6.41
International Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,032.80	1.53%	$7.78
Class C	1,000.00	1,028.50	2.28	11.56
Class I	1,000.00	1,034.20	1.28	6.51
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.35	1.53	7.72
Class C	1,000.00	1,013.60	2.28	11.48
Class I	1,000.00	1,018.60	1.28	6.46
International Small-Cap Fund
Actual
Class A	$1,000.00	$1,143.70	1.61%	$8.63
Class C	1,000.00	1,140.30	2.36	12.63
Class I	1,000.00	1,145.30	1.36	7.29
Class R6	1,000.00	1,145.30	1.27	6.81
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.61	8.12
Class C	1,000.00	1,013.20	2.36	11.88
Class I	1,000.00	1,018.20	1.36	6.86
Class R6	1,000.00	1,018.65	1.27	6.41
International Wealth Masters Fund
Actual
Class A	$1,000.00	$1,040.80	1.57%	$8.03
Class C	1,000.00	1,035.80	2.32	11.84
Class I	1,000.00	1,041.70	1.32	6.76
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.15	1.57	7.92
Class C	1,000.00	1,013.40	2.32	11.68
Class I	1,000.00	1,018.40	1.32	6.66
*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Japan

The Bank of Japan is the Japanese central bank.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal form the European Union.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)

The FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net) is a free-float market capitalization-weighted index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

KEY INVESTMENT TERMS (Continued)

FTSE EPRA/NAREIT Developed Rental Index (net)

The FTSE EPRA/NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (GICS)

The Global Industry Classification Standard (GICS) is a standardized classification system for equities that was developed by, and is the exclusive property and a service mark of, MSCI Inc. (MSCI) and Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (S&P). As of September 1, 2016, the GICS structure comprises 11 sectors, 24 industry groups, 68 industries, and 157 subindustries.

Global Infrastructure Linked Benchmark

The Global Infrastructure Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index, a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Global Infrastructure Linked Benchmark prior to 9/1/2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.

Gross Domestic Product (GDP)

The gross domestic product (GDP) represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.

In Specie

In Specie is a phrase describing the distribution of an asset in its present form, rather than selling it and distributing the cash. In specie distribution is made when cash is not readily available, or allocating the physical asset is the better alternative.

JPMorgan Corporate Emerging Markets Bond Index (CEMBI)

The JPMorgan Corporate Emerging Markets Bond Index (CEMBI) is a global, liquid corporate emerging markets benchmark that tracks U.S. dollar-denominated corporate bonds issued by emerging markets entities. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

JPMorgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified)

The JPMorgan Emerging Markets Bond Global Diversified Index (EMBI Global Diversified) is a uniquely-weighted version of the JPMorgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

JPMorgan Government Bond Index-Emerging Markets (GBI-EM)

The GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed rate, domestic currency government bonds. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

KEY INVESTMENT TERMS (Continued)

MSCI All Country World ex U.S. Small Cap Index (net)

The MSCI All Country World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Small Cap Index (net)

The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

6

KEY INVESTMENT TERMS (Continued)

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

U.S. Dollar Spot Index

The U.S. Dollar Spot Index tracks the strength of the U.S. dollar against a basket of foreign currencies (euro, yen, British pound, Canadian dollar, Swedish krona, and Swiss franc) on a weighted average basis.

7

Emerging Markets Debt Fund Fund Summary	Ticker Symbols: Class A: VEDAX Class C: VEDCX Class I: VIEDX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

¢	The Fund is diversified and has an investment objective of total return from current income and capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 15.58%, Class C shares returned 14.60%, and Class I shares returned 15.88%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.19%, and the JPMorgan Emerging Markets Bond Global Diversified Index, the Fund’s style-specific benchmark appropriate for comparison, returned 16.20%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Emerging market (EM) dollar-denominated debt returns outperformed several key domestic fixed income sectors including the U.S. investment grade corporate, U.S. high yield corporate, and intermediate U.S. Treasury sectors during the fiscal year ended September 30, 2016. EM sovereign dollar-denominated debt, as represented by the J.P. Morgan Emerging Markets Bond Global Diversified Index (EMBI), returned 16.20% for the period. EM dollar-denominated corporate debt, as represented by the J.P. Morgan Corporate Emerging Markets Bond Index Diversified Index (CEMBI), returned 12.53% for the period while local market returns, as measured by the J.P. Morgan GBI-EM Diversified Index, returned 14.48%.

EM debt market returns were positively impacted by the stabilization of China’s economic growth and other higher frequency economic data points and a rebound in commodity prices. China’s economy continued its transformation from investment to consumption, and growth continued to adjust to more sustainable levels. Meanwhile, the decline in commodity prices that characterized much of 2015 began to abate as supply and demand factors began to rebalance. Importantly, oil markets underwent a substantial favorable adjustment over the year, which supported the credit profile of several key emerging markets economies.

In addition to the stabilization seen in China’s economy and improvement in key commodity markets, the U.S. Federal Reserve (“the Fed”) proved to be more “dovish” than market expectations. This boosted sentiment towards the asset class. The improvement in Brazil’s political environment and the return of Argentina to the international credit markets also contributed to positive sentiment in EM fixed income.

Within the EMBI sovereign universe, which focuses on government-issued bonds, the high yield and longer-duration segments outperformed with gains particularly strong in the Latin America and Africa regions, including Argentina, Venezuela, Ecuador, and Zambia. Meanwhile, several higher quality issuers in Central and Eastern Europe underperformed, including Latvia, Lithuania, and Poland. The CEMBI corporate universe experienced similar trends to the sovereign index with relative outperformance in the Latin America and Africa regions.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s overall net return performance slightly underperformed relative to its style-specific benchmark. Country exposure to Venezuela, Argentina, and Brazil and exposure to longer-duration assets contributed positively to the Fund’s relative performance. The move during the period to increase the Fund’s allocation to sovereign issuers versus corporate issuers also helped performance. The Fund’s exposure to local currency-denominated investments during the period was largely neutral to relative performance.

The timing of certain EM corporate credit sales detracted from the Fund’s overall performance during the period. In addition, the Fund held some EM corporate securities that became distressed during the period which negatively impacted relative performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Corporate Bonds and Notes		54%
Energy	19%
Financials	15
Industrials	5
Materials	4
All other Corporate Bonds and Notes	11
Foreign Government Securities		43
Other (includes short-term investments)		3

Total		100%

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Emerging Markets Debt Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	15.58%	3.21%		9/5/12
Class A Shares at POP[3,4]	11.25	2.25		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	14.60	2.43		9/5/12
Class I Shares at NAV	15.88	3.47		9/5/12
Bloomberg Barclays U.S. Aggregate Bond Index	5.19	2.57	[5]	—
JPMorgan Emerging Markets Bond Global Diversified Index	16.20	5.19	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.49%, Net 1.36%; C Shares: Gross 2.24%, Net 2.11%; I Shares: Gross 1.24%, Net 1.11%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Emerging Markets Equity Income Fund Fund Summary	Ticker Symbols: Class A: VEIAX Class C: VEICX Class I: VEIIX

Portfolio Manager Commentary by

KBI Global Investors (North America) Ltd.

¢	The Fund is diversified and has investment objectives of capital appreciation and income.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 12.42%, Class C shares returned 11.54%, and Class I shares returned 12.69%. For the same period, the MSCI Emerging Markets Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 16.78%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1) How did the markets perform during the Fund’s fiscal year?

During the Fund’s fiscal year, global stock markets had strong gains, bond yields continued to trend lower, and commodity prices were generally higher. Emerging market equities were particularly strong, returning 16.78%, as measured by the MSCI Emerging Markets Index, in U.S. dollars (USD), outperforming by a significant margin their developed world counterparts, which returned 11.4%, as measured by the MSCI World Index (net).

The extraordinary easy monetary policy pursued by central banks globally since 2008 continued throughout the period. More recently, this journey has resulted in increasingly negative interest rates and bond yields around the globe. Indeed, the U.S. Federal Reserve’s decision to raise interest rates last December, even if repeated in coming months, is looking more and more like an anomaly in this overall context. Low rates and yields have become the new normal. Emerging markets have benefited from this environment. Generally stronger performance from commodities and better-than-feared data from China in particular also helped emerging market equities to outperform.

Latin American equities received a boost from Brazil’s strong stock market gains, as growing expectations of improved earnings and economic growth continued to support the recovery there. Europe, the Middle East, and Africa (“EMEA”) was the relative laggard over the period as South African equities struggled after the central bank raised its benchmark repurchase rate to avert a pick-up in inflation expectations.

2) What factors affected the Fund’s performance during its fiscal year?

In constructing the portfolio, we seek to ensure that all excess value is delivered through security selection rather than through regional or sector bets. This is due to our conviction that the characteristics exhibited by companies and managements that are committed to paying and growing their dividends are powerful indicators of a company’s future health and profitability. Style factors do inevitably have an impact.

The Fund underperformed the benchmark during the fiscal year. Our key style biases were all out of favor over that period: specifically value, high yield, and mid-cap stocks. At an overall level for emerging markets, growth outperformed value during the period. This acted as a headwind for our strategy, which inherently has a value tilt. One of the key market inefficiencies that we exploit is the under-pricing by investors of the earnings growth delivered by higher payout companies. While value did outperform by a considerable margin in Latin America, this was not enough to counteract the performance of growth stocks in the rest of the emerging markets regions.

High yielding stocks underperformed during the period and within that extremely low yielding, and even zero yielding, companies accounted for much of the benchmark’s return during period. These stocks are especially concentrated in the software & services sector in China and India, and also in the hardware & technology sector in Korea. The Fund has exposure to these sectors but is not invested in stocks which are not high yielding enough to meet our criteria and which are trading on extremely high multiples. This resulted in relative stock selection detracting from performance, especially in the software & services and technology & hardware industries. In terms of countries, China, India, and Korea were the countries where our stock selection detracted relative to the benchmark. South Africa was a negative contributor, driven in part by our underweight position in a media stock with technology exposure.

At the industry level, the strongest positive contributors during the period were food and consumer staples retailing, pharmaceuticals and biotechnology, real estate (especially in China), and transportation (especially in Malaysia). At the country level, Brazil, Malaysia, and Mexico were the strongest contributors to performance, leading to outperformance of the Latin American region over the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Financials	31%
Information Technology	23
Consumer Discretionary	9
Industrials	8
Materials	7
Energy	6
Telecommunication Services	5
Other	11

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Emerging Markets Equity Income Fund (Continued)

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Emerging Markets Equity Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	12.42%	-0.02%		9/5/12
Class A Shares at POP[3,4]	5.96	-1.47		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	11.54	-0.79		9/5/12
Class I Shares at NAV	12.69	0.22		9/5/12
MSCI Emerging Markets Index (net)*	16.78	1.47	[5]	—
S&P 500® Index*	15.43	13.67	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.78%, Net 1.77%; C Shares: Gross 2.53%, Net 2.52%; I Shares: Gross 1.53%, Net 1.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised through September 30, 2016, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.
*	The MSCI Emerging Markets Index (net) is an appropriate Broad Based Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Emerging Markets Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VAESX Class C: VCESX Class I: VIESX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 20.66%, Class C shares returned 19.62%, and Class I shares returned 20.82%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the MSCI Emerging Markets Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 12.65%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Following the sharp sell-off in the calendar third quarter of 2015 (the Fund’s fiscal fourth quarter), global equity markets rallied in the fourth quarter of 2015. Selling resumed early in the first quarter of 2016 over global growth concerns. As the global economic growth outlook stabilized, and concerns over central bank tightening (primarily by the U.S. Federal Reserve) waned, global equities advanced substantially over the last two quarters.

Following dismal performance over the last few years, materials was the best performing equity sector over the last year as global commodity prices finally showed signs of stabilization. Because of this, countries where natural resources make up a large part of the economy, such as Brazil, Russia, and South Africa, performed strongly. The notable underperformer was South Korea, where small-cap stocks declined slightly in an otherwise strong market.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the benchmark by a significant margin over the year, mainly driven by stock selection. Our geographic weighting provided some tailwind, mainly driven by our overweight position in Brazil. In terms of sectors, our stock selection in industrials helped performance, but our significant overweight in consumer staples was a drag as that sector underperformed.

Looking at individual stocks, the largest positive contributor to performance was Tegma Gestao Logistica, a transportation logistics company in Brazil. Its primary business is transporting new cars from automotive production facilities to dealerships throughout the country. Last year, Tegma was our largest detractor from performance as the Brazilian auto industry, and the country overall, deteriorated from simply bad into a genuine crisis. Over the last 12 months, we saw some signs of stabilization in Brazil on many fronts, and there is optimism that the automotive industry may resume growth next year. Tegma also took important steps over this time to strengthen its balance sheet and improve its cost structure.

The largest detractor from performance over the last year was Autohome. The company, which is listed in the U.S., is the leading online destination for automobile consumers in China. The shares have been under pressure for two primary reasons. First, management continues to invest in their new car transaction business at the expense of current margins. Second, there has been significant management and shareholder turnover as the controlling shareholder, Australian-listed Telstra, sold most of their stake to Ping An, a Chinese-listed insurance company, who subsequently replaced senior management. Collectively, this has created uncertainty with investors, which generally leads to lower stock prices. While we are frustrated with some of the actions taking place at the management and ownership level, the core business at Autohome continued to perform well at the Fund’s fiscal year end. We believe that the strength of the core business will ultimately drive the overall profitability of the business and the stock in the long run and therefore continued to hold our position at the Fund’s fiscal year end.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Industrials	27%
Consumer Staples	23
Financials	17
Materials	12
Consumer Discretionary	10
Information Technology	9
Energy	1
Other (includes short-term investments)	1

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Emerging Markets Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	20.66%	-0.59%		12/17/13
Class A Shares at POP[3,4]	13.72	-2.68		12/17/13
Class C Shares at NAV[2] and with CDSC[4]	19.62	-1.34		12/17/13
Class I Shares at NAV	20.82	-0.36		12/17/13
S&P 500® Index	15.43	9.59	[5]	—
MSCI Emerging Markets Small Cap Index (net)	12.65	1.57	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.63%, Net 1.86%; C Shares: Gross 4.38%, Net 2.61%; I Shares: Gross 3.38%, Net 1.61%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 17, 2013 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Global Infrastructure Fund Fund Summary	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has investment objectives of both capital appreciation and current income.

⬛	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 14.79%, Class C shares returned 13.94%, and Class I shares returned 15.07%. For the same period, the S&P 500® Index, a broad-based equity index returned 15.43%, and the Global Infrastructure Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 13.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

For the 12 months ended September 30, 2016, developed world equity markets posted strong returns even though there were multiple challenges. Stocks managed to move forward despite tepid economic outlooks across the world, widespread political election uncertainties, and more recently, concerns about the stability of the European banking sector. Market volatility over the period was enhanced by a short-lived, broad-based sell-off triggered by the U.K.’s “Brexit” vote, and was followed by a strong relief rally as global central banks reiterated intentions to continue with monetary easing policies.

In Europe, most stock markets finished the fiscal year in positive territory with Italy a notable exception. Italian stocks were negatively impacted by concerns over a constitutional referendum (a vote is currently scheduled for early December) in which voters will decide the future structure of the government. The current prime minister, viewed by many as constructive toward commerce and markets, has pledged to resign if the reform measures are rejected.

U.S. stock markets ended the fiscal year among the strongest performers in the developed world. After a volatile first half in which the Federal Reserve (“the Fed”) raised the targeted Fed funds rate by 25 basis points, U.S. stocks moved upward as expectations for further Fed rate hikes diminished, Brexit fears were forgotten, and the OPEC oil cartel reached an agreement on oil production cuts.

What factors affected the Fund’s performance during its fiscal year?

Similar to broader equity markets, the sectors in which the Fund invests experienced significant volatility over the course of the fiscal year. While the Fund was outpaced somewhat by the broad U.S. equity market, as measured by the S&P 500® Index, the Fund did outperform its style-specific benchmark, the Global Infrastructure Linked Benchmark, for the year ended September 30, 2016. The Fund’s outperformance of the style benchmark can be partially attributed to the defensive sectors in which we invest being supported by the “lower-for-longer” interest rate policies instituted by central banks across the developed world.

The primary contributor to the Fund’s outperformance versus the benchmark was stock selection in utilities and transportation. Utilities in several countries were buoyed by accommodative central bank policies. The Fund was overweight U.S. utilities, which sold off prior to the Fed’s December rate hike, but rebounded strongly during the second quarter when investors sensed a less hawkish Fed. However, utilities lost ground during the final quarter as investors rotated out of defensive names due to strong relative performance and the return of rising interest rate concerns.

Transportation, which was the Fund’s largest overweight, was also its top performing sector during the year. Strong stock selection contributed to the sector’s outperformance versus the benchmark. Transportation stocks were driven upward by growing air passenger demand and toll road usage. Air passenger growth was particularly strong in Australia and New Zealand as a result of an expansion in the number of planes and routes to mainland China. However, in Europe we have recently turned more cautious on Northern hub airports as passenger loads have been adversely impacted by terrorism concerns.

Communications was a slight detractor to performance versus the benchmark over the course of the fiscal year mainly due to exposure to the satellite companies. We had a large underweight in the sector, driven by concerns around the wireless market for U.S. integrated telecommunications companies, uncertainty surrounding the impact of the eurozone economy on European telecommunications fundamentals, and stock valuations.

Energy sector performance had a neutral impact on relative performance over the course of the year. Weak stock selection was offset by an overweight sector allocation. After a dismal start, energy was the Fund’s best performing sector over the final three quarters as oil prices stabilized and the stocks reacted positively to the OPEC oil production cuts agreed to in September.

Also contributing positively to the Fund’s outperformance versus the benchmark was the social services sector. The Fund does not have an allocation to health care or educational stocks, as we do not believe they meet our investment criteria for revenue visibility, dividend yield, and geographic diversification. Social services stocks posted positive returns, but they significant lagged those of the four sectors in which the Fund does invest.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Global Infrastructure Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Utilities	37%
Energy	26
Telecommunication Services	16
Industrials	15
Financials	6

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Income: Income received from the Fund may vary widely over the short- and long-term.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Global Infrastructure Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	14.79%	10.23%	6.78%	—		—
Class A Shares at POP[3,4]	8.19	8.93	6.15	—		—
Class C Shares at NAV[2] and with CDSC[4]	13.94	9.43	6.00	—		—
Class I Shares at NAV	15.07	10.52	—	5.16%		6/6/08
S&P 500® Index*	15.43	16.37	7.24	8.09	[5]	—
Global Infrastructure Linked Benchmark	13.61	8.90	5.37	3.41	[5]	—
FTSE Developed Core Infrastructure 50/50 Index (net)	14.65	11.79	—	—		—
MSCI World Infrastructure Sector Capped Index (net)*	13.61	8.90	5.05	3.18	[5]	—

Fund Expense Ratios6: A Shares: 1.22%; C Shares: 1.97%, I Shares: 0.97%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception returns are from Class I inception date (6/6/08).
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.
*	The MSCI World Infrastructure Sector Capped Index (net) is an appropriate Broad Based Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Global Opportunities Fund Fund Summary	Ticker Symbols: Class A: NWWOX Class B: WWOBX Class C: WWOCX Class I: WWOIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 11.38%, Class B shares returned 10.60%, Class C shares returned 10.57%, and Class I shares returned 11.65%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the MSCI All Country World Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 11.96%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

During the fiscal year ended September 30, 2016, the MSCI AC World Index (total return net dividends) was positive in the first quarter, flat in the second and third quarters, and positive in the fourth quarter.

The S&P 500® Index advanced in the fourth quarter of 2015, driven by a recovery in large-cap equities. Following strong October and November U.S. labor reports, the Federal Reserve (“Fed”) raised interest rates by 25 basis points, the first time since 2006. The S&P 500® Index got off to a volatile start in 2016 as fears of slowed global growth and weakness in China weighed on investor sentiment. U.S. equities began the second quarter of 2016 on a promising note due to improving macroeconomic data, specifically an upgrade to GDP growth. On June 23, the U.K.’s unexpected vote to exit the European Union (“Brexit”) shocked financial markets, prompting increased volatility with a sell-off in global risk assets, rallies in safe-haven assets, and a sharp decline in the British pound against its major trading currencies. However, most global equity market indices recovered some of their losses in the few trading days after the Brexit decision. Optimism about U.S. economic improvement helped fuel markets during the third quarter of 2016. The Fed opted not to tighten at its September meeting, but left the door open for an increase before year-end.

In the fourth quarter of 2015, the European Central Bank (“ECB”) announced monetary stimulus and cut its deposit rate by 0.10% to -0.3%, which was on the lower end of expectations and disappointed markets. European economic data was generally encouraging over the period. In the first quarter of 2016, the ECB announced a stimulus package that lowered its main policy rates and expanded its asset purchase program. While the package exceeded investors’ expectations, ECB President Mario Draghi hinted that future rate hikes were unlikely to be forthcoming, which drove European stocks down. Economic data signaled that the eurozone economy was continuing to grow, albeit slowly. In the second quarter of 2016, the European equity markets gained momentum with a weaker euro, encouraging macroeconomic data, and hopes for a new debt deal with Greece, although investors remained uncertain about the outcome of the U.K.’s referendum on European Union membership. In the three months after the unexpected “Brexit” vote outcome, European markets were bolstered by a rapid recovery from the sell-off and a generally optimistic second quarter reporting season.

After posting positive returns in October 2015, emerging market equities declined in November and December, ending in slightly positive territory for the fourth quarter of 2015. Volatility continued in emerging markets, as the asset class faced headwinds due to slowing growth, earnings pressure, U.S. dollar strength, a collapse in commodity prices and concerns over the Chinese economy. Emerging market equities rebounded in early 2016, driven by stronger commodity prices, a sharp rise in many emerging market currencies, and lower expectations for U.S. interest rate increases. The rally reversed in May as investors digested waning commodities prices, the prospect of a U.S. rate hike, and the potential impact of a change in government in Brazil after President Dilma Rousseff was suspended from office. Emerging markets rebounded in the third quarter as lower-than-expected interest rates in the United States continued to support demand for higher-yielding assets in the emerging world. Improved capital flows helped some emerging market currencies recover lost ground relative to the U.S. dollar, and stabilizing commodity prices helped a number of markets during the final months of the fiscal year.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights the specific stocks that provided the largest contributions to the Fund’s absolute performance and those that were the largest detractors during the fiscal year. As bottom-up stock pickers, we hope that investors find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

¢	Philip Morris International (“PMI”) (U.S.) —Investors were drawn to the company which continued to perform well. PMI produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend. The company is also behind next generation products such as its heat-not-burn device, iQos.

¢	Amazon (U.S.) — The company performed well and continued to reach new highs as it has exhibited strong results across its three main segments. Firstly, in North America, revenue growth accelerated to 28% in second quarter 2016, while international growth picked up to 30% year-over-year. We believe the main reason is the success of Amazon Prime, which is driving higher frequency of ordering, higher transaction value, and lower churn. We are also seeing better-than-expected margin expansion due to a higher contribution of sales from third-party products, which is also being fueled by increasing availability on Prime and FBA (“fulfilled by Amazon”). Amazon Web Services’ (AWS) revenue growth has remained strong at 58% and operating margins at a record 30%. The penetration into enterprises is still in its early stage and AWS has an advantage in the development of applications, reliability, security and relationships with enterprises. Overall, the operating leverage and margin expansion story are now becoming more evident even after allowing Amazon room for further investment to strengthen its competitive advantage. For 20 years, Amazon has doggedly built its marquee brand into the

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Global Opportunities Fund (Continued)

quintessential name in e-commerce. Consumers worldwide flock to Amazon.com for the widest selection anywhere, the lowest-cost products, the convenience of free shipping, product reviews, and more.

Stocks that Hurt Absolute Performance

¢	Wells Fargo (U.S.) — The company’s stock declined significantly after it was announced in early September that the company had reached a $190 million settlement with the regulators because some of their employees had opened accounts for clients without the clients’ authorization. Employees that were engaged in these unauthorized account openings were let go by the company when the management became aware of what took place. A key point of this case is that we see the unauthorized account opening as a failure of compliance oversight internally. As the company made little income from these activities, the primary benefit appears to have been to employees in reaching performance goals. As a result, we feel it was a genuine oversight by management as opposed to an encouraged or tolerated practice designed to profit the bank at the cost of customers. The amount of the fine is small at $190 million compared to the company’s net income that is running at over $20 billion a year. Our main concern is whether this will have a lasting reputational damage to the company. While we believe Wells Fargo will remain under the spotlight over the coming few weeks, we do not feel, as of the end of the Fund’s fiscal year that the unauthorized account opening problem will have a material impact on customer behavior. As a result, we do not anticipate the bank’s long-term earnings or value have been damaged, despite the negative headlines. We remained holders of Wells Fargo as of the end of the Fund’s fiscal year. The company’s shares have been trading at a price-to-earnings (“P/E”) discount to its regional bank peers and it offers an attractive dividend yield of 3.5%. We are monitoring developments closely, including the Department of Justice’s investigation of the situation. We may react to any further developments if we have reason to believe the sustainability of Wells Fargo’s franchise will be potentially impacted over the longer term.

We believe Wells Fargo has been one of the world’s best-run major banks. Company management steered a sensible lending business that remained on a solid financial footing throughout the 2008-2009 banking crisis. It has a very strong core deposit franchise and benefits from economies of scale. The bank is expected to earn a return on tangible equity of about 14% this year, which is among the highest in the industry.

¢	Cognizant Technology Solutions (U.S.) — Cognizant is an information technology company that provides solutions for software development and maintenance. The company guided for weaker 2016 revenue growth, which weighed on its share price.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Staples	30%
Information Technology	23
Financials	17
Consumer Discretionary	16
Health Care	12
Materials	2

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	11.38%	12.06%	4.53%	—		—
Class A Shares at POP[3,4]	4.98	10.74	3.91	—		—
Class B Shares at NAV[2]	10.60	11.24	3.77	—		—
Class B Shares with CDSC[4]	6.60	11.24	3.77	—		—
Class C Shares at NAV[2] and with CDSC[4]	10.57	11.25	3.75	—		—
Class I Shares at NAV	11.65	—	—	10.23%		8/8/12
S&P 500® Index	15.43	16.37	7.24	13.49	[5]	—
MSCI AC World Index (net)	11.96	10.63	4.34	8.71	[5]	—

Fund Expense Ratios6: A Shares: 1.45%; B Shares: 2.20%; C Shares: 2.20%; I Shares: 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from Class I inception date (8/8/12).
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Global Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

¢	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 13.75%, Class C shares returned 12.89%, and Class I shares returned 14.06%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the FTSE EPRA/NAREIT Developed Rental Index (net), the Fund’s style specific benchmark appropriate for comparison, returned 16.48%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

The performance of global real estate equities outperformed global equities as demonstrated by the 16.5% increase in the FTSE EPRA/NAREIT Developed Rental Index (net) versus the 11.4% increase in the MSCI World Index, both expressed in U.S. dollar terms. Global real estate equities also outperformed U.S. equities during the period, but by a smaller margin, as represented by the 15.4% increase in the S&P 500® Index during the fiscal year.

In many ways the macro environment during the Fund’s fiscal year came full circle. While global central banks remained rather dovish over the course of the fiscal year, at the outset in December 2015, the U.S. Federal Reserve (“the Fed”) announced an increase in the target range for the federal funds rate to 0.25% to 0.50% after seven years in the 0% to 0.25% range. While admittedly this was a small move, it was the first time the Fed increased rates in over nine years. At that time the Fed also appeared to be signaling that several more rate increases would be coming in the next year.

The likelihood of further rate increases quickly faded as policy uncertainty out of China and concerns regarding global economic growth sent global equity markets into a tailspin in early 2016. Also of note during the first quarter of 2016 were further monetary policy actions by the Bank of Japan (“BOJ”) and European Central Bank (“ECB”) seeking to stimulate economic growth and inflation. The BOJ embraced for the first time a negative interest rate policy and the ECB extended its negative interest rate policy.

During the second quarter of 2016, voters in the U.K. delivered a shocking result on June 23 to leave the European Union. Despite polls indicating that the result would be close, very few observers actually believed that the “Brexit” camp would carry the day. Volatility in the global equity and currency markets spiked dramatically following the vote, with the British pound falling 11.1% in the first two days. The U.K. political situation also became more uncertain as Prime Minister Cameron announced his resignation, and Theresa May was appointed as his successor on July 11. It became apparent that Article 50, a two-year negotiating process for the U.K. to leave the E.U., would not be engaged anytime soon. As of the Fund’s fiscal year end, the ultimate implications of Brexit on the U.K. and the broader European Union remain very uncertain and it was expected to take months, if not years, to gain greater clarity. In the meantime, U.K. risk premiums increased and the British pound experienced increased pressure.

As the Fund’s fiscal year came to a close, the Fed appeared once again to be contemplating an increase in the federal funds rate after not raising it since December 2015. Based on the rhetoric leading up to their respective September policy meetings and the meetings themselves, major global central banks seemed to be questioning to varying degrees the efficacy of current monetary policy to achieve their medium-term inflation goals. More than ever, central bankers appeared to be indicating that it will be difficult to achieve their inflation goals without an assist from fiscal policy and structural economic reforms.

Taking a closer look at the performance of individual countries represented within the benchmark FTSE EPRA/NAREIT Developed Rental Index, the five top performers during the fiscal year on a total return basis measured in U.S. dollars were New Zealand, Hong Kong, Norway, Japan, and Singapore. Sweden,

Australia, Belgium, Germany, Finland, Switzerland, Canada, the U.S., and France also outperformed the overall benchmark during the period, demonstrating the breadth of country outperformance.

The five bottom-performing countries in the benchmark during the fiscal year were the U.K., Italy, Spain, Ireland, and Austria. However, the U.K. and Italy were the only countries to deliver a negative total return for the period. Heading into the evening results of the U.K.’s Brexit vote on June 23, both countries had already produced negative fiscal year-to-date total returns. These negative returns widened over the balance of the fiscal year, particularly for the U.K. following the surprise outcome to leave the European Union.

During the Fund’s fiscal year, while the movement of the U.S. dollar was relatively benign and depreciated only slightly, as measured by the basket of currencies in the U.S. Dollar Spot Index, the barbell of performance across the globe was notable. The yen significantly appreciated, along with the Australian dollar, Norwegian krone, and Singapore dollar. On the other hand, as a result of the Brexit vote outcome and noise from the U.S. elections, the British pound and Mexican peso experienced double-digit declines in value versus the U.S. dollar.

Thematically, real estate companies remained active on the capital raising front, particularly in the U.S., Europe ex the U.K., and Japan as they looked to fund redevelopment, development, and acquisitions of recently acquired companies or portfolios of assets. In addition, it was a common occurrence for companies to lock in long-term, inexpensive fixed rate debt. Portfolio pruning and asset recycling were additional sources of capital and more evident in the U.S. than in other markets, as is often the case. We also witnessed ongoing mergers and acquisition activity. Our global travels during the period brought us to numerous countries and cities in the U.S., Europe, and Asia Pacific regions and were helpful in providing timely updates on the space and asset markets in each locale. Additionally, quality time was spent visiting existing REIT holdings in the Fund and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Global Real Estate Securities Fund (Continued)

Within the real estate space market, trends were more varied, but notably robust for global industrial and data center real estate, German residential, and Stockholm office space. Paris, Oslo, Madrid, and Sydney office space showed signs of a pick up as well. The Hong Kong retail space continued to experience softer demand at the higher end, as mainland China shoppers looked elsewhere, while local based retail non-discretionary shopping remained more resilient. The real estate market in Tokyo remained very vibrant with numerous large-scale urban redevelopment projects underway across many of the key wards of the city, like Shibuya, the Nihonbashi district in the Chuo ward, and Shinagawa. Nonetheless, the overall real estate space markets, with the exception of modern warehouse sectors, remained fairly tepid given a more challenging macro-economic landscape.

From our time spent in London, it was difficult to detect negative ramifications from the fallout of the Brexit vote. On the contrary, the anecdotal observations were positive as it related to tourist activity and retail spending, both of which have benefited from the dramatic fall in the British pound since the June vote. However, based on the limited amount of commercial real estate transaction activity since the vote, we know there has been a small negative impact to real estate values, particularly city-oriented offices, and that rental levels have softened a bit. While we have yet to witness a Brexit-related benefit to other cities, it could be an incremental future demand driver for the likes of Paris, Frankfurt, Dublin, and New York should possible relocations from London occur. For the time being, decision making, as it relates to London office space, has slowed. On the whole, new office development would be needed in any of the European cities mentioned to accommodate a significant move, were it to occur, from London.

After the market closed on August 31, real estate became the eleventh sector of the Global Industry Classification Standard (“GICS”) — the first sector added since the classification system was created in 1999. Importantly, we believe this decision reflects the views of industry participants that real estate is a separate asset class with distinct investment characteristics, particularly relative to other financial companies.

What factors affected the Fund’s performance during its fiscal year?

For the one-year period ended September 30, 2016, the Fund demonstrated solid performance yet lagged its style-specific benchmark. Security selection and country allocation both detracted from Fund performance.

On the whole, global central banks remained dovish throughout the fiscal year and global bonds rallied. In particular, while early in the Fund’s fiscal year, the Fed was predicting three to four staggered increases in the federal funds rate over the course of 2016, but did not raise rates further after December 2015. As a result, any portfolio management steps taken to position for such moves, while one could suggest were prudent, were, in fact, premature. For example, in the U.S., the best performing property sector was freestanding retail, a property sector with the longest lease durations, and the most bond-like in the benchmark.

Combining country allocation and security selection, the top positive contributors to the Fund’s relative performance were Germany, which benefited from an overweight allocation and selection of a Berlin-based apartment owner/operator; Norway, as a result of our overweight allocation to two outperforming office-focused owner/operator properties; and the Netherlands. From a country allocation perspective, the most significant positive contributors to relative performance were overweight allocations to Germany and Norway, as well as an underweight allocation to the Netherlands. At the security level, the most significant positive contributors were the Fund’s overweight positions in a mid-cap U.S. industrial REIT with a national portfolio; a mid-cap U.K. self-storage REIT with exposure to the U.K. and Paris; and a mid-cap U.S. office REIT with a focus in the southeast.

Combining country allocation and security selection, the top detractors to relative performance during the fiscal year were the U.S., where bond-like freestanding retail was the best performing sector; Japan which saw the yen appreciate materially; and Singapore, where a global logistics REIT with a significant mainland China portfolio lagged. From a country allocation perspective, the most significant detractors from relative performance were modest overweight allocations to the U.K. and underweight exposures to Japan and Australia. At the security level, the most significant detractors were our overweight positions to two mid-cap U.S. lodging REITs and a U.S. apartment REIT with a West Coast focus.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Retail REITs	23%
Office REITs	17
Real Estate Operating Companies	14
Diversified REITs	14
Residential REITs	11
Specialized REITs	11
Health Care REITs	4
Other (includes short-term investments)	6

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	13.75%	13.24%	20.33%		3/2/09
Class A Shares at POP[3,4]	7.21	11.91	19.39		3/2/09
Class C Shares at NAV[2] and with CDSC[4]	12.89	12.38	19.44		3/2/09
Class I Shares at NAV	14.06	13.52	20.65		3/2/09
S&P 500® Index	15.43	16.37	18.55	[5]	—
FTSE EPRA/NAREIT Developed Rental Index (net)	16.48	12.96	20.45	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.50%, Net 1.40%; C Shares: Gross 2.25%, Net 2.15%; I Shares: Gross 1.25%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

23

Greater European Opportunities Fund Fund Summary	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 4.99%, Class C shares returned 4.21%, and Class I shares returned 5.22%. For the same period, the MSCI Europe Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 2.49%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the fiscal year ended September 30, 2016, the MSCI Europe Index, in U.S. dollar terms, was positive in the first quarter, negative in the second and third quarters, and positive in the fourth quarter.

In the fourth quarter of 2015, the European Central Bank (“ECB”) announced stimulus and cut its deposit rate by 0.10% to -0.3%, which was on the lower end of expectations and disappointed markets. European economic data was generally encouraging over the period. In the first quarter of 2016, the ECB announced a stimulus package that lowered its main policy rates and expanded its asset purchase program. While the package exceeded investors’ expectations, ECB President Mario Draghi hinted that future rate hikes were unlikely to be forthcoming, which drove European stocks down. Economic data signaled that the eurozone economy is continuing to grow, albeit slowly. In the second quarter of 2016, European equity markets gained momentum with a weaker euro, encouraging macroeconomic data, and hopes for a new debt deal with Greece, although investors remained uncertain about the outcome of the U.K.’s referendum on European Union (EU) membership. Following the U.K.’s unexpected decision in late June to exit the European Union (“Brexit”), European markets were bolstered by a rapid recovery from the initial sell-off and a generally optimistic second quarter reporting season.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks that provided the largest contributions to the Fund’s absolute performance and those that were the largest detractors during the fiscal year. As bottom-up stock pickers, we hope that investors find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

¢	Philip Morris International (“PMI”) (U.S.) — Investors were drawn to the company which continues to perform well. PMI produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, as of the end of the Fund’s fiscal year, the company still had strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend. The company is also behind next generation products such as its heat-not-burn device, iQos.

¢	British American Tobacco (“BAT”) (U.K.) — With its stability and consistency of earnings, BAT was a top contributor to the Fund’s performance. While based in the U.K., its earnings come from outside of it. Currency, after years of being a headwind, turned into a tailwind due to favorable currency translation as BAT reports its earnings in British pounds. The company also reported solid numbers for the first quarter of 2016, again, highlighting its strong business model even in volatile markets. BAT is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are typically generated from emerging markets. It has great global brands including Dunhill, Kent, Lucky Strike, Pall Mall, and Rothmans. As of the end of the Fund’s fiscal year, we continued to believe that the company should be able to deliver consistent high single-digit earnings growth in constant currencies as it has strong pricing power, and opportunities to increase margins through cost saving measures, while paying a very hefty dividend.

Stocks that Hurt Absolute Performance

¢	Barratt Developments (U.K.) — One of the largest property development companies in the U.K., the company’s stock price came under pressure following the Brexit vote. We sold out of the position due to the uncertainty created by the Brexit situation.

¢	Lloyds Banking Group (U.K.) — Following the Brexit referendum, Lloyds’ stock sold off in the last few days of June, as the resulting uncertainty raised the chances that the U.K. will slide into a recession. As of the end of the Fund’s fiscal year, we continued to like Lloyds’ competitive position in the concentrated U.K. banking market. As the largest U.K. retail bank, Lloyds enjoys substantial economies of scale, with operations comprised of simple retail and commercial businesses. However, we expect the macroeconomic environment to be challenging, as both consumer and business confidence will suffer from the uncertainty surrounding the U.K.’s relationship with the European Union.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Staples	42%
Health Care	16
Consumer Discretionary	12
Information Technology	10
Industrials	9
Financials	5
Materials	4
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

24

Greater European Opportunities Fund (Continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

25

Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	4.99%	9.12%	10.78%		4/21/09
Class A Shares at POP[3,4]	-1.04	7.83	9.90		4/21/09
Class C Shares at NAV[2] and with CDSC[4]	4.21	8.31	9.96		4/21/09
Class I Shares at NAV	5.22	9.37	11.05		4/21/09
MSCI Europe Index (net)*	2.49	7.46	8.98	[5]	—
S&P 500® Index*	15.43	16.37	15.83	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.89%, Net 1.45%; C Shares: Gross 2.64%, Net 2.20%; I Shares: Gross 1.64%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect thru January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.
*	The MSCI Europe Index (net) is an appropriate Broad Based Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

26

International Equity Fund Fund Summary	Ticker Symbols: Class A: VIEAX Class C: VIECX Class I: VIIEX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation.

⬛	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 4.64%, Class C shares returned 3.85%, and Class I shares returned 4.89%. For the same period, the MSCI EAFE® Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 6.52%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Developed international stock markets, as represented by the MSCI EAFE® Index (net), increased 6.5% during the Fund’s fiscal year. It was a volatile period, with market appreciation in the fall of 2015 giving way to year-end concerns over the appreciating U.S. dollar. Then, in early 2016, China’s economic outlook and its rapidly falling foreign currency reserves became a big issue for the market, which led the Index to a 15.4% decline by February 12. The Chinese government intervened in the foreign currency market after the Chinese New Year, forcing the yuan to appreciate in the middle of February; by March 31, it had appreciated 2% in six weeks. The Chinese government’s intervention stabilized global equity markets, leading the Index to appreciate 16% from early spring through the fall of 2016, interrupted only by volatile trading around the U.K.’s vote in late June on whether to stay or leave (“Brexit”) the European Union.

On a country basis, New Zealand was the top performing non-U.S. developed stock market within the MSCI EAFE® Index, up 56% in U.S. dollars, followed by Hong Kong and Australia, both up about 19%. Italy declined by 21% and Israel dropped 8%. On a sector basis, the top performer was materials, up 21%, followed by technology which rose 17%. At the other end of the spectrum, financials were down 8%, while healthcare only gained 0.6%.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended September 30, 2016, the Fund generated positive returns, though it underperformed its primary benchmark. Country allocation detracted from performance, though strong stock selection and prudent sector allocation made positive contributions.

In terms of country allocation, Japan, Norway, and China added value to the Fund, while Canada, Israel, and Hong Kong detracted from performance. The Fund outperformed in Japan with telecoms KDDI and NTT beneficiaries of the big data trend, Sony, and motor manufacturer Nidec all adding about one percentage point each to the cumulative return. Being dramatically overweight Norway, plus strong performance from Marine Harvest and Statoil contributed to performance. China is not part of the MSCI EAFE® Index, yet the Fund’s two Chinese investments combined for a 34% return. Valeant hobbled Canadian returns, Teva diminished Israeli results, and Li & Fung soured gains in Hong Kong.

The sectors that contributed the most to the Fund’s relative performance were telecommunications, technology, and consumer discretionary. Strong stock selection in each of these sectors, along with overweights versus the Index, also contributed to performance. The sectors that detracted from performance were health care, real estate (a new sector, as of September), and industrials. Stock selection was the main culprit, while allocation effects were also not helpful. Carrying a little more cash than normal cost the Fund about one percent in performance versus the Index.

Telecommunications companies benefited as the conduit for all the big data mentioned above. With the movement from 3G to 4G to 5G, consumers, businesses, and governments have consumed more and more data on the go. The true beauty of it is that capital expenditures for the telecommunications companies are relatively low, as such expenditures are mostly for software. Customers demonstrated a willingness and ability to pay up to be tied to the network on the go. KDDI and NTT were beneficiaries of this trend.

Select consumer discretionary companies including Sony, WPP, and Ctrip have had a dominating presence in their respective markets. The quality of their products and services led customers to them as “must have” providers of brands and benefits. All contributed positively to the Fund’s performance.

Health care remained under pressure as highly profitable pharmaceutical companies came under the microscope for cost reduction.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Discretionary	19%
Information Technology	15
Consumer Staples	10
Health Care	10
Telecommunication Services	9
Industrials	9
Materials	9
Other	19

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

27

International Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	4.64%	6.12%	4.83%		9/16/10
Class A Shares at POP[3,4]	-1.38	4.87	3.81		9/16/10
Class C Shares at NAV[2] and with CDSC[4]	3.85	5.27	3.99		9/16/10
Class I Shares at NAV	4.89	6.32	5.03		9/16/10
MSCI EAFE® Index (net)*	6.52	7.39	4.79	[5]	—
S&P 500® Index*	15.43	16.37	13.86	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.28%, Net 1.51%; C Shares: Gross 3.03%, Net 2.26%; I Shares: Gross 2.03%, Net 1.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.
*	The MSCI EAFE® Index (net) is an appropriate Broad Based Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

28

International Real Estate Securities Fund Fund Summary	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.

⬛	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 10.47%, Class C shares returned 9.69%, and Class I shares returned 10.72%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 13.34%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

During the Fund’s fiscal year, international real estate equities outperformed international equities as demonstrated by the 13.3% increase in the FTSE/EPRA NAREIT Developed Rental ex U.S. Index versus the 6.5% increase in the MSCI EAFE® Index, both expressed in U.S. dollar terms. International real estate equities trailed the performance of U.S. equities during the period, as represented by the 15.4% increase in the S&P 500® Index during the fiscal year.

In many ways the macro environment during the Fund’s fiscal year came full circle. While global central banks remained rather dovish over the course of the fiscal year, at the outset in December 2015, the U.S. Federal Reserve (“the Fed”) announced an increase in the target range for the federal funds rate to 0.25% to 0.50% after seven years in the 0% to 0.25% range. While admittedly this was a small move, it was the first time the Fed increased rates in over nine years. At that time the Fed also appeared to be signaling that several more rate increases would be coming in the next year.

The likelihood of further rate increases quickly faded as policy uncertainty out of China and concerns regarding global economic growth sent global equity markets into a tailspin in early 2016. Also of note during the first quarter of 2016 were further monetary policy actions by the Bank of Japan (“BOJ”) and European Central Bank (“ECB”) seeking to stimulate economic growth and inflation. The BOJ embraced for the first time a negative interest rate policy and the ECB extended its negative interest rate policy.

During the second quarter of 2016, voters in the U.K. delivered a shocking result on June 23 to leave the European Union. Despite polls indicating that the result would be close, very few observers actually believed that the “Brexit” camp would carry the day. Volatility in the global equity and currency markets spiked dramatically following the vote, with the British pound falling 11.1% in the first two days. The U.K. political situation also became more uncertain as Prime Minister Cameron announced his resignation, and Theresa May was appointed as his successor on July 11. It became apparent that Article 50, a two-year negotiating process for the U.K. to leave the EU, would not be engaged anytime soon. As of the Fund’s fiscal year-end, the ultimate implications of Brexit on the U.K. and the broader European Union remained very uncertain and it was expected to take months, if not years, to gain greater clarity. In the meantime, U.K. risk premiums increased and the British pound experienced increased pressure.

As the Fund’s fiscal year came to a close, the Fed appeared once again to be contemplating an increase in the federal funds rate after not raising it since December 2015. Based on the rhetoric leading up to their respective September policy meetings and the meetings themselves, major global central banks seemed to be questioning to varying degrees the efficacy of current monetary policy to achieve their medium-term inflation goals. More than ever, central bankers appeared to be indicating that it will be difficult to achieve their inflation goals without an assist from fiscal policy and structural economic reforms.

Taking a closer look at the performance of individual countries represented within the FTSE/EPRA NAREIT Developed Rental ex US Index, the five top performers during the fiscal year on a total return basis measured in U.S. dollars were New Zealand, Hong Kong, Norway, Japan, and Singapore. Sweden, Australia, Belgium, Germany, Finland, Switzerland, Canada, and France also outperformed the overall benchmark during the period, demonstrating the breadth of country outperformance.

The five bottom-performing countries in the benchmark during the fiscal year were the U.K., Italy,

Spain, Ireland, and Austria. However, the U.K. and Italy were the only countries to deliver a negative total return for the period. Heading into the evening results of the U.K.’s Brexit vote on June 23, both countries had already produced negative fiscal year-to-date total returns. These negative returns widened over the balance of the fiscal year, particularly for the U.K. following the surprise outcome to leave the European Union.

During the Fund’s fiscal year, while the movement of the U.S. dollar was relatively benign and depreciated only slightly as measured by the basket of currencies in the U.S. Dollar Spot Index, the barbell of performance across the globe was notable. The yen significantly appreciated, along with the Australian dollar, Norwegian krone, and Singapore dollar. On the other hand, as a result of the Brexit vote outcome and the noise from the U.S. elections, the British pound and Mexican peso experienced double-digit declines in value versus the U.S. dollar.

Thematically, real estate companies remained active on the capital raising front, particularly in Europe (excluding the U.K.) and Japan as they looked to fund redevelopment, development, and acquisitions of recently acquired companies or portfolios of assets. In addition, it was a common occurrence for companies to lock in long-term, inexpensive fixed rate debt. Portfolio pruning and asset recycling were additional sources of capital and more evident in the U.S. than in other markets, as is often the case. We also witnessed ongoing mergers and acquisition activity. Our global travels during the period brought us to numerous countries and cities in Europe and Asia Pacific regions and were helpful in providing timely updates on the space and asset markets in each locale. Additionally, quality time was spent visiting existing REIT holdings in the Fund and conducting due diligence on potential new investment opportunities. At a high level, the strong appetite for high-quality commercial real estate from a wide and deep pool of institutional capital sources was evident across most locations as reflected in recent asset market pricing trends.

Within the real estate space market, trends were more varied, but notably robust for global industrial and data center real estate, German residential and Stockholm office space. Paris, Oslo, Madrid, and Sydney office space have been showing signs of a pick up as well. The Hong Kong retail space continued to experience softer demand at the higher

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

29

International Real Estate Securities Fund (Continued)

end, as Mainland China shoppers looked elsewhere, while local based retail non-discretionary shopping remained more resilient. The real estate market in Tokyo remained very vibrant with numerous large-scale urban redevelopment projects underway across many of the key wards of the city, like Shibuya, the Nihonbashi district in the Chuo ward, and Shinagawa. Nonetheless, the overall real estate space markets, with the exception of modern warehouse sectors, remain fairly tepid given a more challenging macro-economic landscape.

From our time spent in London, it was difficult to detect negative ramifications from the fallout of the Brexit vote. On the contrary, the anecdotal observations were positive as it related to tourist activity and retail spending, both of which have benefited from the dramatic fall in the British pound since the June vote. However, based on the limited amount of commercial real estate transaction activity since the vote, we know there has been a small negative impact to real estate values, particularly city- oriented offices, and that rental levels have softened a bit. While we have yet to witness a Brexit-related benefit to other cities, it could be an incremental future demand driver for the likes of Paris, Frankfurt, Dublin and New York should possible relocations from London occur. On the whole, new office development would be needed in any of the European cities mentioned to accommodate a significant move, were it to occur, from London. For the time being, decision making, as it relates to London office space, has slowed.

After the market closed on August 31, real estate became the eleventh sector of the Global Industry Classification Standard (“GICS”) — the first sector added since the classification system was created in 1999. Importantly, we believe this decision reflects the views of industry participants that real estate is a separate asset class with distinct investment characteristics, particularly relative to other financial companies.

What factors affected the Fund’s performance during its fiscal year?

For the one-year period ended September 30, 2016, the Fund demonstrated solid performance yet lagged its style-specific benchmark. Security selection made positive contributions to relative performance, while country allocation detracted from relative performance.

Based on both country allocation and security selection, the top positive contributors to performance for the fiscal year were Germany, the U.K., and Norway. From a country allocation perspective, the Fund’s overweight exposures to Norway and Germany were the most positive drivers of performance. The Norwegian economy and commercial real estate market benefited from the improvement in the price of oil and fiscal stimulus provided by the government. Additionally, the performance of one of the listed Norwegian companies in the portfolio benefited from a creeping takeover of the company by one of the wealthiest individuals in Norway. German apartment real estate companies continued to be well bid over the year as investors remained attracted to the stable growth profiles these companies offer in an overall low yield environment.

At the security level, our overweight exposure to a U.K.-based owner/operator of U.K. and Parisian self-storage properties was the largest positive contributor to performance. The company continued to deliver favorable operating results, which reinforced its multi-year structural growth story. The next most positive security contributor was a small-cap German apartment owner/operator with a focus on Berlin. This company was added to the portfolio late in the third quarter of 2015 after extensive on-the-ground due diligence with the management team.

Based on country allocation and security selection combined, the largest detractors to performance for the fiscal year were Japan, Singapore, and Australia. From a country allocation viewpoint, our overweight exposure to the U.K. was the largest detractor from performance. However the negative allocation impact was eliminated by positive security selection, which produced an overall positive total contribution from the U.K. for the period. The U.K. delivered the worst country performance during the fiscal year driven by the fall-off in U.K. REIT shares and the drop in the British pound following the surprising Brexit vote outcome. Our underweight exposure to Japan was the second largest drag on country allocation performance during the period. Japan delivered one of the better U.S. dollar-based returns during the fiscal year, as Japanese REIT shares benefited from a significant strengthening in the yen relative to the U.S. dollar.

At the security level, our overweight exposure to a Singapore-listed owner/operator of modern logistic warehouse real estate was the largest negative contributor for the fiscal year. Given this company’s significant asset exposure to mainland China and the negative sentiment surrounding future economic growth in China, as well as the performance of the Chinese yuan and pockets of oversupply of industrial space in certain tier two and three cities, the shares underperformed its Singapore-listed peers. The second largest security-level detractor during the period was our overweight exposure to a Japanese lodging/residential REIT focused on budget-oriented hotels and apartments primarily in the Tokyo area. The company delivered disappointing earnings results during the third quarter of 2016 and materially revised downward its future hotel operating results guidance. At the margin it appears the strength of the Japanese yen has had a negative impact on lodging demand and new supply is impacting hotel pricing.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Real Estate Operating Companies	35%
Retail REITs	25
Diversified REITs	25
Office REITs	9
Specialized REITs	3
Industrial REITs	2
Residential REITs	1

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

30

International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	5 years	Since Inception		Inception Date
Class A Shares at NAV[2]	10.47%	11.02%	1.66%		10/1/07
Class A Shares at POP[3,4]	4.12	9.72	0.99		10/1/07
Class C Shares at NAV[2] and with CDSC[4]	9.69	10.21	0.90		10/1/07
Class I Shares at NAV	10.72	11.33	1.91		10/1/07
S&P 500® Index	15.43	16.37	6.10	[5]	—
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)	13.34	10.67	0.88	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.78%, Net 1.50%; C Shares: Gross 2.53%, Net 2.25%; I Shares: Gross 1.53%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

31

International Small-Cap Fund Fund Summary	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX Class R6: VRISX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 24.58%, Class C shares returned 23.76%, Class I shares returned 24.94%, and Class R6 shares returned 25.06%. For the same period, the MSCI All Country World ex U.S. Small Cap Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 13.38%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Following the sharp sell-off in the calendar third quarter of 2015 (the Fund’s fiscal fourth quarter), global equity markets rallied in the fourth quarter of 2015. Selling resumed early in the first quarter of 2016 over global growth concerns. As the global economic growth outlook stabilized, and concerns over central bank tightening (primarily by the U.S. Federal Reserve) waned, global equities advanced substantially over the last two quarters.

Following dismal performance over the last few years, materials was the best performing equity sector over the last year as global commodity prices finally showed signs of stabilization. Because of this, countries where natural resources make up a large part of the economy, such as Brazil, Russia, South Africa, and Canada, performed strongly. Europe underperformed due to the U.K. vote to leave the European Union and fears over a potential debt crisis appearing in Greece and Italy yet again.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the benchmark by a significant margin over the year, mainly driven by stock selection. In addition to stock selection, our geographic weighting, which was a significant headwind to performance in the prior year, provided a tailwind. This was driven by strong stock selection in Latin America and strong stock selection and our underweight position in European stocks which, overall, underperformed.

In terms of individual stocks, the largest positive contributor to performance was Tegma Gestao Logistica, a transportation logistics company in Brazil. Its primary business is transporting new cars from automotive production facilities to dealerships throughout the country. Last year, Tegma was our largest detractor from performance as the Brazilian auto industry, and the country overall, deteriorated from simply bad into a genuine crisis. Over the last 12 months, we saw some signs of stabilization in Brazil on many fronts, including optimism that the automotive industry may resume growth next year. Tegma also took important steps over this time to strengthen its balance sheet and improve its cost structure.

The largest detractor from performance over the last year was Autohome. The company, which is listed in the U.S., is the leading online destination for automobile consumers in China. The shares have been under pressure for two primary reasons. First, management has continued to invest in their new car transaction business at the expense of current margins. Second, there has been significant management and shareholder turnover as the controlling shareholder, Australian-listed Telstra, sold most of their stake to Ping An, a Chinese-listed insurance company, who subsequently replaced senior management. Collectively, this has created uncertainty with investors, which generally leads to lower stock prices. While we are frustrated with some of the actions taking place at the management and ownership level, the core business at Autohome has continued to perform well. We believe that the strength of the core business will ultimately drive the overall profitability of the business and the stock in the long run and, therefore, as of the Fund’s fiscal year end we continued to hold our position.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market and or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Information Technology	26%
Industrials	24
Financials	13
Consumer Staples	10
Materials	9
Health Care	8
Consumer Discretionary	7
Other (includes securities lending collateral)	3

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

32

International Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	24.58%	11.31%		9/5/12
Class A Shares at POP[3,4]	17.42	9.70		9/5/12
Class C Shares at NAV[2] and with CDSC[4]	23.76	10.50		9/5/12
Class I Shares at NAV	24.94	11.59		9/5/12
Class R6 Shares at NAV	25.06	6.22		11/12/14
MSCI AC World ex U.S. Small Cap Index (net)*	13.38	—	[6]	—
S&P 500® Index*	15.43	—	[5]	—

Fund Expense Ratios7: A Shares: Gross 1.75%, Net 1.61%; C Shares: Gross 2.50%, Net 2.36%; I Shares: Gross 1.50%, Net 1.36%; R6 Shares: Gross 1.41%, Net 1.27%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The index returned 5.56% for Class R6 shares and 13.67% for Class A, C, and I shares from the inception date of the respective share class.
[6]	The index returned 4.88% for Class R6 shares and 8.71% for Class A, C, and I shares from the inception date of the respective share class.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.
*	The MSCI AC World ex U.S. Small Cap Index (net) is an appropriate Broad Based Index. The Fund no longer uses the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

33

International Wealth Masters Fund Fund Summary	Ticker Symbols: Class A: VIWAX Class C: VIWCX Class I: VWIIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢	For the fiscal year ended September 30, 2016, the Fund’s Class A shares at NAV returned 10.29%, Class C shares returned 9.39%, and Class I shares returned 10.62%. For the same period, the S&P 500® Index, a broad-based equity index, returned 15.43%, and the MSCI EAFE® Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 6.52%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year?

Global markets tumbled at the beginning of 2016, as many of the stocks that had appreciated dramatically in 2015 fell significantly after they reported financial results and provided their outlooks for 2016. Markets rebounded, only to fall again in late June following the unexpected result of the “Brexit” referendum whereby the United Kingdom voted to exit the European Union. U.S. markets recovered swiftly and moved higher, while global markets largely recovered but did not return to the highs reached in late 2015.

What factors affected the Fund’s performance during its fiscal year?

The Fund invests in non-U.S., exchange-listed companies that are owned and operated by some of the wealthiest, most successful investors, business executives, and entrepreneurs in the world (“owner-operators”), and allows investors to leverage the business acumen of these highly-skilled individuals.

The Fund outperformed its benchmark, the MSCI EAFE® Index, during the 12 months ended September 30, 2016. Though assets continued to flow from actively managed funds toward passively managed funds, this trend appears to have been less pronounced in international funds than in U.S. funds. In fact, in the first half of the fiscal year, U.S. mutual funds focused on developed markets (non-U.S.) and emerging markets experienced net inflows.

At the sector level, financials and materials were the largest contributors to relative returns, while industrials and energy were the largest detractors.

At the stock level, the five largest contributors to relative performance (and their owner-operators) were Glencore plc (Ivan Glasenberg); Fortescue Metals Group Ltd. (Andrew Forrest); Taisho Pharmaceutical Holdings Co., Ltd. (Shoji Uehara); Konami Holdings Corp. (Kagemasa Kozuki); and ArcelorMittal SA (Lakshmi Mittal). The five largest detractors from relative performance (and their owner-operators) were Sports Direct International plc (Michael Ashley); Genel Energy PLC (Nathaniel Rothschild); EasyJet plc (Stelios Haji-Ioannou); TalkTalk Telecom Group PLC (Charles Dunstone); and OCI NV (Nassef Sawiris).

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2016.
Consumer Discretionary	29%
Industrials	13
Consumer Staples	13
Information Technology	11
Financials	9
Materials	7
Real Estate	5
Other (includes securities lending collateral)	13

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

34

International Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/16
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	10.29%	2.64%		11/17/14
Class A Shares at POP[3,4]	3.94	-0.56		11/17/14
Class C Shares at NAV[2] and with CDSC[4]	9.39	1.85		11/17/14
Class I Shares at NAV[2]	10.62	2.92		11/17/14
S&P 500® Index	15.43	5.51	[5]	—
MSCI EAFE® Index (net)	6.52	-0.37	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.84%, Net 1.55%; C Shares: Gross 4.59%, Net 2.30%; I Shares: Gross 3.59%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.
[5]	The since inception index returns are from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2017. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 17, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

35

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—42.0%
Arab Republic of Egypt 144A 5.875%, 6/11/25(3)	$200		$190
Argentine Republic
144A 9.125%, 3/16/24(3)	150		168
144A 7.500%, 4/22/26(3)	300		339
144A 7.875%, 6/15/27(3)	150		161
Series NY, 8.280%, 12/31/33	336		388
144A 7.125%, 7/6/36(3)(4)	150		159
Bermuda RegS 4.854%, 2/6/24(4)	200		221
Bolivarian Republic of Venezuela
RegS 7.750%, 10/13/19(4)	140		87
RegS 7.650%, 4/21/25(4)	285		138
9.375%, 1/13/34	325		170
City of Buenos Aires 144A 7.500%, 6/1/27(3)	250		273
Dominican Republic
144A 5.875%, 4/18/24(3)	100		109
144A 6.875%, 1/29/26(3)	100		116
144A 6.850%, 1/27/45(3)	100		112
Federative Republic of Brazil
Treasury Note Series F, 10.000%, 1/1/25	280	BRL	82
6.000%, 4/7/26	400		444
5.625%, 1/7/41	300		299
Hungary
5.375%, 2/21/23	146		167
5.375%, 3/25/24	180		209
Islamic Republic of Pakistan 144A 8.250%, 9/30/25(3)	200		223
Kingdom of Bahrain 144A 6.000%, 9/19/44(3)	200		167
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	200		229
Lebanese Republic 6.600%, 11/27/26	200		197
Mongolia 144A 10.875%, 4/6/21(3)	200		215
Paraguay Government International Bond 144A 4.625%, 1/25/23(3)	200		212
Philippine Government International Bond 6.375%, 10/23/34	200		291
Republic of Argentina 2.500%, 12/31/38(2)	150		107
Republic of Armenia 144A 7.150%, 3/26/25(3)	200		213
Republic of Chile 5.500%, 8/5/20	70,000	CLP	113
Republic of Colombia
Treasury Note, Series B, 11.250%, 10/24/18	100,000	COP	38
6.125%, 1/18/41	100		121
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	200		214
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200		209

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of El Salvador
144A 6.375%, 1/18/27(3)	$155		$157
144A 7.650%, 6/15/35(3)	70		74
Republic of Ghana RegS 10.750%, 10/14/30(4)	200		234
Republic of Guatemala 144A 4.500%, 5/3/26(3)	200		209
Republic of Indonesia
Series FR63, 5.625%, 5/15/23	624,000	IDR	45
Series FR56, 8.375%, 9/15/26	1,566,000	IDR	131
144A 5.125%, 1/15/45(3)	200		228
Republic of Iraq RegS 5.800%, 1/15/28(4)	250		204
Republic of Kazakhstan 144A 4.875%, 10/14/44(3)	200		210
Republic of Kenya 144A 6.875%, 6/24/24(3)	200		196
Republic of Panama
3.750%, 3/16/25	200		216
3.875%, 3/17/28	200		216
Republic of Peru 4.125%, 8/25/27	280		320
Republic of Poland Series 1021, 5.750%, 10/25/21	300	PLN	91
Republic of Romania
144A 6.750%, 2/7/22(3)	150		181
RegS 4.875%, 1/22/24(4)	100		114
RegS 6.125%, 1/22/44(4)	120		162
Republic of South Africa
Series R203, 8.250%, 9/15/17	758	ZAR	56
Series R208, 6.750%, 3/31/21	1,470	ZAR	102
Republic of Sri Lanka
144A 5.875%, 7/25/22(3)	200		206
144A 6.850%, 11/3/25(3)	200		215
144A 6.825%, 7/18/26(3)	200		216
Republic of Turkey
5.125%, 3/25/22	200		208
7.375%, 2/5/25	120		142
4.875%, 10/9/26	200		204
6.750%, 5/30/40	225		263
6.625%, 2/17/45	200		234
Republic of Uruguay 5.100%, 6/18/50	400	(7)	415
Socialist Republic of Vietnam RegS 4.800%, 11/19/24(4)	200		212
South Africa Government International Bond 5.000%, 10/12/46	200		201
State of Qatar 144A 3.250%, 6/2/26(3)	200		203
Sultanate of Oman 144A 4.750%, 6/15/26(3)	200		201
Ukraine 144A 7.750%, 9/1/26(3)	160		151

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
United Mexican States
Series M, 6.500%, 6/9/22	614	MXN	$33
4.750%, 3/8/44	$150		156
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $12,345)			12,787

CORPORATE BONDS AND NOTES—52.1%

Argentina—0.3%
YPF S.A. 144A 8.500%, 3/23/21(3)	90		101

Azerbaijan—1.4%
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	200		224
State Oil Co. (Republic of Azerbaijan) 4.750%, 3/13/23	200		198

			422

Barbados—0.7%
Columbus Cable Barbados Ltd. Series B,144A 7.375%, 3/30/21(3)	200		213

Brazil—4.0%
BRF SA 7.750%, 5/22/18	400	BRL	114
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	200		204
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	171		32
Petrobras Global Finance BV
3.000%, 1/15/19	80		78
5.375%, 1/27/21	290		287
8.375%, 5/23/21	60		66
8.750%, 5/23/26	240		266
6.750%, 1/27/41	100		87
Vale Overseas Ltd. 5.875%, 6/10/21	70		73

			1,207

Canada—0.2%
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	45		46

Chile—2.8%
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	218		222
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	200		209
Transelec S.A. 144A 4.250%, 1/14/25(3)	200		210
VTR Finance BV 144A 6.875%, 1/15/24(3)	200		208

			849

See Notes to Financial Statements

36

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
China—3.5%
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	$200	$216
BOC Aviation Pte Ltd. 3.875%, 5/9/19	200	209
Kunlun Energy Co., Ltd. 144A 3.750%, 5/13/25(3)	200	209
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	200	221
Tencent Holdings Ltd. 144A 3.800%, 2/11/25(3)	200	214

		1,069

Colombia—2.1%
Bancolombia S.A. 5.125%, 9/11/22	100	104
Ecopetrol S.A.
5.875%, 9/18/23	200	216
5.375%, 6/26/26	70	73
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)	200	212
Pacific Rubiales Energy Corp. 144A 5.125%, 3/28/23(3)(9)	200	38

		643

El Salvador—0.6%
AES El Salvador Trust II 144A 6.750%, 3/28/23(3)	200	190

Hong Kong—0.7%
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	200	221

India—2.3%
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	200	218
ICICI Bank Ltd. Dubai 144A 4.000%, 3/18/26(3)	200	207
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(3)	250	282

		707

Indonesia—4.0%
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	200	204
Pertamina Persero PT
144A 4.875%, 5/3/22(3)	200	216
144A 6.000%, 5/3/42(3)	275	303
144A 5.625%, 5/20/43(3)	200	211
Perusahaan Listrik Negara PT 144A 5.500%, 11/22/21(3)	250	279

		1,213

	PAR VALUE		VALUE
Jamaica—0.6%
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	$200		$175

Kazakhstan—1.4%
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	200		196
KazMunayGas National Co. 144A 6.375%, 4/9/21(3)	200		221

			417

Mexico—7.8%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	200		213
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	200		214
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	100
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.750%, 9/30/22(3)	150		168
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(6)	200		211
Cemex SAB de C.V. 144A 7.250%, 1/15/21(3)	200		213
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	191		195
Fomento Economico Mexicano SAB de CV 2.875%, 5/10/23	150		150
Grupo Televisa SAB 7.250%, 5/14/43	2,000	MXN	89
Grupo Televisa Sab 6.125%, 1/31/46	200		220
Petroleos Mexicanos
4.250%, 1/15/25	100		97
144A 6.875%, 8/4/26(3)	205		231
6.375%, 1/23/45	100		96
5.625%, 1/23/46	200		175

			2,372

Morocco—0.7%
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	200		217

Netherlands—0.7%
GTH Finance BV 144A 7.250%, 4/26/23(3)	200		218

Peru—2.1%
Banco de Credito del Peru
144A 5.375%, 9/16/20(3)	100		110
144A 6.125%, 4/24/27(2)(3)	100		111
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(3)	100		111

	PAR VALUE		VALUE
Peru—continued
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	$100		$111
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	200		208

			651

Poland—0.7%
PKO Finance AB 144A 4.630%, 9/26/22(3)(5)	200		216

Qatar—0.7%
Ooredoo International Finance Ltd. 144A 3.750%, 6/22/26(3)	200		207

Russia—4.4%
AHML Finance Ltd. 144A 7.750%, 2/13/18(3)	5,000	RUB	78
Gazprom OAO (Gaz Capital S.A.)
144A 6.000%, 11/27/23(3)(5)	200		217
144A 4.950%, 2/6/28(3)(5)	200		201
Lukoil OAO International Finance BV 144A 4.563%, 4/24/23(3)	200		207
Metalloinvest Finance Ltd. 144A 5.625%, 4/17/20(3)	200		211
SCF Capital Ltd. 144A 5.375%, 6/16/23(3)	200		209
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(5)	200		219

			1,342

Singapore—0.7%
Oversea-Chinese Banking Corp., Ltd. 144A 4.000%, 10/15/24(2)(3)	200		209

South Africa—1.3%
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200		206
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	200		194

			400

Sultanate of Oman—0.6%
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	200		190

Supranational—2.1%
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	200		209
Corp Andina de Fomento 4.375%, 6/15/22	200		222

See Notes to Financial Statements

37

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Supranational—continued
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	$200	$210

		641

Trinidad and Tobago—0.2%
Petroleum Co. of Trinidad & Tobago Ltd. RegS 6.000%, 5/8/22(4)	50	49

Turkey—1.3%
Akbank Tas 144A 5.125%, 3/31/25(3)	200	196
Turkiye Is Bankasi A.S 144A 7.850%, 12/10/23(3)	200	210

		406

Ukraine—1.1%
Oschadbank Via Ssb #1 plc RegS 9.375%, 3/10/23(2)(4)(5)	200	194
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)	150	147

		341

United Arab Emirates—1.0%
DP World Ltd. 144A 6.850%, 7/2/37(3)	250	289

United Kingdom—0.4%
EnQuest plc 144A 7.000%, 4/15/22(3)	200	105

United States—0.1%
Parker Drilling Co. 6.750%, 7/15/22	50	39

Venezuela—1.6%
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	243	210
144A 6.000%, 5/16/24(3)	555	238
Petroleos de Venezuela SA RegS 6.000%, 11/15/26(4)	100	42

		490
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $16,001)		15,855

LOAN AGREEMENTS(2)—0.1%

Consumer Discretionary—0.1%
Delta 2 (Lux) S.a.r.l. Tranche B-3, 4.750%, 7/30/21	47	47
TOTAL LOAN AGREEMENTS (Identified Cost $47)		47

	SHARES		VALUE
PREFERRED STOCK—0.7%

Energy—0.7%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	200	(8)	$204
TOTAL PREFERRED STOCK (Identified Cost $201)			204

EXCHANGE-TRADED FUND—0.5%
iShares JPMorgan Emerging Markets Bond Index Fund(10)	1,400		164
TOTAL EXCHANGE-TRADED FUND (Identified Cost $165)			164
TOTAL LONG TERM INVESTMENTS—95.4%
(Identified Cost $28,759)			29,057

SHORT-TERM INVESTMENT—1.4%

Money Market Mutual Fund—1.4%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(10)	411,876		412
TOTAL SHORT-TERM INVESTMENT (Identified Cost $412)			412
TOTAL INVESTMENTS—96.8%
(Identified Cost $29,171)			29,469	(1)
Other assets and liabilities, net—3.2%			975

NET ASSETS—100.0%			$30,444

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $18,364 or 60.3% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Interest payments may be deferred.
(7)	Principal amount is adjusted pursuant to the change in the Index.
(8)	Value shown as par value.
(9)	Security in default, no interest payments are being received.
(10)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
ZAR	South African Rand

Country Weightings (Unaudited)†
Mexico	9%
Brazil	7
Argentina	6
Indonesia	5
Turkey	5
China	4
Russia	4
Other	60
Total	100%
† % of total investments as of September 30, 2016

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

38

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Corporate Bonds and Notes	$15,855	$—	$15,817	$38
Foreign Government Securities	12,787	—	12,787	—
Loan Agreements	47	—	47	—
Equity Securities:
Preferred Stock	204	—	204	—
Exchange-Traded Fund	164	164	—	—
Short-Term Investments	412	412	—	—

Total Investments	$29,469	$576	$28,855	$38

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2015:	$—	$—
Accrued discount/(premium)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases	—	—
Sales(b)	—	—
Transfers into Level 3(a)(c)	38	38
Transfers from Level 3(a)	—	—

Balance as of September 30, 2016	$38	$38

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities, if applicable.
(c)	The transfers into Level 3 are due to a decrease in trading activities at period end.

None of the securities in this table are internally fair valued. The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements

39

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCKS—4.5%

Consumer Staples—0.4%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar 0.31% (Brazil)	7,400	$122

Financials—1.9%
Banco Bradesco S.A. 5.84% (Brazil)	41,320	380
Bancolombia SA 3.11% (Colombia)	8,053	78
Itausa Investimentos Itau S.A. 3.96% (Brazil)	56,470	146

		604

Materials—1.1%
Braskem SA, Class A 10.31% (Brazil)	21,300	164
Suzano Papel e Celulose S.A. Class A (Brazil)	60,600	196

		360

Telecommunication Services—0.2%
Telefonica Brasil SA (Brazil)	4,000	58

Utilities—0.9%
Companhia Energetica de Minas Gerais 5.68% (Brazil)	26,900	71
Companhia Paranaense de Energia, Class B 3.72% (Brazil)	19,200	200

		271
TOTAL PREFERRED STOCKS (Identified Cost $1,027)		1,415

COMMON STOCKS—92.9%

Consumer Discretionary—8.4%
Astra International Tbk PT (Indonesia)	577,000	366
Bajaj Auto Ltd. (India)	5,249	223
Coway Co., Ltd. (South Korea)	2,145	186
Dongfeng Motor Group Co., Ltd. Class H (China)	142,000	143
Ford Otomotiv Sanayi AS (Turkey)	9,264	98
Foschini Group Ltd. (The) (South Africa)	6,534	66
Gome Electrical Appliances Holding Ltd. (China)	606,000	75
Home Product Center PCL (Thailand)	437,600	127
Kangwon Land, Inc. (South Korea)	7,311	261
Kia Motors Corp. (South Korea)	6,128	235
Lojas Renner S.A. (Brazil)	19,300	146
Merida Industry Co. Ltd. (Taiwan)	55,000	261
Steinhoff International Holdings NV (Netherlands)	40,111	230
Truworths International Ltd. (South Africa)	20,255	105

	SHARES	VALUE
Consumer Discretionary—continued
Tsogo Sun Holdings Ltd. (South Africa)	45,862	$104

		2,626

Consumer Staples—4.5%
Ambev SA (Brazil)	39,800	243
BRF SA (Brazil)	6,000	103
Fomento Economico Mexicano S.A.B. de CV (Mexico)	22,300	205
Hindustan Unilever Ltd. (India)	13,214	173
KT&G Corp. (South Korea)	3,312	377
Spar Group Ltd. (The) (South Africa)	10,616	149
Want Want China Holdings Ltd. (China)	219,000	136

		1,386

Energy—5.8%
China Petroleum & Chemical Corp. Class H (China)	157,800	116
Cosan S.A. Industria e Comercio (Brazil)	16,500	191
Formosa Petrochemical Corp. (Taiwan)	48,000	144
Gazprom PAO (Gazstream S.A.) Sponsored ADR (Russia)	83,152	352
Lukoil PJSC Sponsored ADR (Russia)	2,417	118
Rosneft OJSC GDR (Russia)	21,876	121
Sasol Ltd. (South Africa)	5,285	145
Tatneft PAO Sponsored ADR (Russia)	5,150	159
Thai Oil Public Co. Ltd. (Thailand)	137,200	272
Ultrapar Participacoes S.A. (Brazil)	8,300	184

		1,802

Financials—27.9%
Agricultural Bank of China Ltd. Class H (China)	835,000	360
Aldar Properties PJSC (United Arab Emirates)	246,117	179
AMMB Holdings Bhd (Malaysia)	58,300	58
Banco de Chile (Chile)	883,756	99
Banco do Brasil S.A. (Brazil)	29,700	210
Banco Santander Chile SA (Chile)	2,722,312	141
Bank of China Ltd. Class H (China)	1,462,000	675
Barclays Africa Group Ltd. (South Africa)	24,339	268
BM&F Bovespa S.A. (Brazil)	19,700	102
Chailease Holding Co. Ltd. (Cayman Islands)	102,000	182
China Construction Bank Corp. Class H (China)	1,538,000	1,155
China Everbright Bank Co., Ltd. Class H (China)	486,000	228
China Everbright Ltd. (China)	128,000	264
Commercial Bank QSC (The) (Qatar)	9,112	96

	SHARES	VALUE
Financials—continued
Dongbu Insurance Co., Ltd. (South Korea)	5,212	$324
Dubai Islamic Bank PJSC (United Arab Emirates)	67,324	99
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey)	161,434	164
First Gulf Bank PJSC (United Arab Emirates)	39,886	128
FirstRand Ltd. (South Africa)	102,863	356
Fubon Financial Holding Co., Ltd. (Taiwan)	175,000	260
Gentera S.A.B de CV (Mexico)	62,800	113
Guangzhou R&F Properties Co., Ltd. Class H (China)	112,800	179
Highwealth Construction Corp. (Taiwan)	168,000	260
Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	11,699	386
Industrial & Commercial Bank of China Ltd. Class H (China)	1,573,000	998
Liberty Holdings Ltd. (South Africa)	17,343	147
MMI Holdings Ltd. (South Africa)	36,401	59
OTP Bank plc (Hungary)	4,570	120
Ping An Insurance Group Co. of China Ltd. Class H (China)	62,500	328
Porto Seguro S.A. (Brazil)	12,500	115
Shimao Property Holdings Ltd. (China)	127,500	174
Standard Bank Group Ltd. (South Africa)	21,606	222
Sunac China Holdings Ltd. (China)	132,000	96
Turkiye Is Bankasi Class C (Turkey)	78,026	124

		8,669

Health Care—2.2%
China Medical System Holdings Ltd. (China)	189,000	319
Richter Gedeon Nyrt (Hungary)	7,766	158
Sinopharm Group Co., Ltd. Class H (China)	41,200	200

		677

Industrials—7.9%
Air China Ltd. Class H (China)	214,000	145
AirAsia BHD (Malaysia)	270,300	183
Bidvest Group Ltd. (The) (South Africa)	11,577	136
China Conch Venture Holdings Ltd. (China)	106,000	207
Grupo Aeroportuario del Pacifico SAB de C.V. Class B (Mexico)	19,400	184
LG Corp. (South Korea)	4,319	255
Pegatron Corp. (Taiwan)	131,000	339
Shanghai Industrial Holdings Ltd. (China)	101,000	292
Sinopec Engineering Group Co., Ltd. Class H (China)	199,000	172

See Notes to Financial Statements

40

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Industrials—continued
TAV Havalimanlari Holding AS (Turkey)	22,507	$93
United Tractors Tbk PT (Indonesia)	163,300	223
Weg SA (Brazil)	13,300	73
Zhejiang Expressway Co., Ltd. Class H (China)	160,000	170

		2,472

Information Technology—22.9%
Advanced Semiconductor Engineering, Inc. (Taiwan)	230,000	276
Asustek Computer, Inc. (Taiwan)	36,000	322
Catcher Technology Co., Ltd. (Taiwan)	63,000	516
Compal Electronics, Inc. (Taiwan)	344,000	213
Delta Electronics Thailand PCL (Thailand)	97,100	223
Foxconn Technology CO Ltd. (Taiwan)	52,520	155
HCL Technologies Ltd. (India)	64,727	779
Hon Hai Precision Industry Co., Ltd. (Taiwan)	102,190	259
Infosys Ltd. (India)	55,660	866
Lite-On Technology Corp. (Taiwan)	105,473	152
NCSoft Corp. (South Korea)	257	69
NetEase, Inc. ADR (China)	2,086	502
Powertech Technology, Inc. (Taiwan)	97,000	252
Simplo Technology Co. Ltd. (Taiwan)	66,000	218
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	177,000	1,040
Tata Consultancy Services Ltd. (India)	13,053	477
TOTVS S.A. (Brazil)	6,100	58
Travelsky Technology Ltd. Class H (China)	98,000	234
Vanguard International Semiconductor Corp. (Taiwan)	77,000	145

	SHARES	VALUE
Information Technology—continued
Wipro Ltd. (India)	22,533	$162
Wistron Corp. (Taiwan)	8,644	6
WPG Holdings Ltd. (Taiwan)	178,000	211

		7,135

Materials—5.4%
Anhui Conch Cement Co., Ltd. Class H (China)	63,000	174
Cementos Argos S.A. (Colombia)	33,003	131
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	44,300	108
Hyosung Corp. (South Korea)	2,034	242
IRPC PCL (Thailand)	525,600	74
Mondi Ltd. (South Africa)	9,841	207
PTT Global Chemical PCL (Thailand)	208,200	355
Siam Cement Public Co. Ltd. (Thailand)	15,600	234
Sibanye Gold Ltd. (South Africa)	47,306	171

		1,696

Telecommunication Services—5.2%
America Movil S.A.B. de C.V. Class C Series L (Mexico)	174,800	100
China Communications Services Corp. Ltd. Series H (China)	418,000	262
China Mobile Ltd. (China)	51,000	627
MTN Group Ltd. (South Africa)	11,218	96
SK Telecom Co., Ltd. (South Korea)	1,207	247
Telkom SA SOC Ltd. (South Africa)	33,186	146
Vodacom Group Ltd. (South Africa)	11,105	125

		1,603

Utilities—2.7%
China Power International Development Ltd. (China)	484,000	187
China Resources Power Holdings Co., Ltd. (China)	94,000	163

	SHARES	VALUE
Utilities—continued
Interconexion Electrica SA ESP (Colombia)	18,890	$64
Korea Electric Power Corp. (South Korea)	8,463	415

		829
TOTAL COMMON STOCKS (Identified Cost $26,646)		28,895
TOTAL LONG TERM INVESTMENTS—97.4%
(Identified Cost $27,673)		30,310
TOTAL INVESTMENTS—97.4% (Identified Cost $27,673)		30,310	(1)
Other assets and liabilities, net—2.6%		806

NET ASSETS—100.0%		$31,116

Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

Country Weightings (Unaudited)†
China	28%
Taiwan	17
South Korea	10
Brazil	9
India	9
South Africa	8
Thailand	4
Other	15
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$28,895	$7,309	$21,586
Preferred Stocks	1,415	1,415	—

Total Investments	$30,310	$8,724	$21,586

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

41

VIRTUS EMERGING MARKETS SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—0.8%

Consumer Discretionary—0.8%
Whirlpool SA (Brazil)	38,964	$41
TOTAL PREFERRED STOCK (Identified Cost $29)		41

COMMON STOCKS—95.7%

Consumer Discretionary—8.9%
Ace Hardware Indonesia Tbk PT (Indonesia)	1,498,000	100
Goldlion Holdings Ltd. (Hong Kong)	259,000	104
Pico Far East Holdings Ltd. (Hong Kong)	706,780	213
Whirlpool SA (Brazil)	20,161	20

		437

Consumer Staples—22.4%
AVI Ltd. (South Africa)	23,910	164
Compania Cervecerias Unidas SA Sponsored ADR (Chile)	6,200	125
Embotelladora Andina ADR S.A. Class-B (Chile)	2,300	52
Heineken Malaysia Bhd (Malaysia)	32,200	138
Oldtown Bhd (Malaysia)	322,750	155
Pinar SUT Mamulleri Sanayii AS (Turkey)	22,800	110
Premier Marketing PCL (Thailand)	643,000	167
Union de Cervecerias Peruanas Backus y Johnston SAA (Peru)	10,800	50
Wawel SA (Poland)	592	139

		1,100

Energy—1.1%
Qualitech PCL (Thailand)	200,000	52

Financials—16.1%
ARA Asset Management Ltd. (Singapore)	156,880	156
BFI Finance Indonesia Tbk PT (Indonesia)	779,000	197
Credit Analysis & Research Ltd. (India)	7,900	161
Equity Group Holdings Ltd. (Kenya)	220,600	67
Korea Ratings Corp. (South Korea)	3,130	117
Tisco Financial Group PCL (Thailand)	61,700	94

		792

Industrials—26.0%
Freight Management Holdings Bhd (Malaysia)	218,729	62
Hy-Lok Corp. (South Korea)	5,000	99
Lumax International Corp., Ltd. (Taiwan)	163,800	252
Prosegur Cia de Seguridad SA (Spain)	15,700	110

	SHARES	VALUE
Industrials—(continued)
S-1 Corp. (South Korea)	1,950	$180
Sinmag Equipment Corp. (Taiwan)	26,520	120
Taiwan Secom Co., Ltd. (Taiwan)	58,874	171
Tegma Gestao Logistica (Brazil)(2)	74,000	188
Turk Traktor Ve Ziraat Makineleri AS (Turkey)	3,600	98

		1,280

Information Technology—9.0%
Autohome, Inc. ADR (China)(2)	6,300	153
Cartrack Holdings Ltd. (South Africa)	71,600	52
EClerx Services Ltd. (India)	4,933	112
Yandex N.V. Class A (Russia)(2)	6,000	126

		443

Materials—12.2%
Enaex SA (Chile)	4,800	50
KPX Chemical Co. Ltd. (South Korea)	2,615	143
Transpaco Ltd. (South Africa)(3)	107,500	211
Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	82,000	198

		602
TOTAL COMMON STOCKS (Identified Cost $4,658)		4,706
TOTAL LONG TERM INVESTMENTS—96.5%
(Identified Cost $4,687)		4,747

SHORT-TERM INVESTMENT—1.1%

Money Market Mutual Fund—1.1%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(4)	52,369	52
TOTAL SHORT-TERM INVESTMENT (Identified Cost $52)		52
TOTAL INVESTMENTS—97.6% (Identified Cost $4,739)		4,799	(1)
Other assets and liabilities, net—2.4%		120

NET ASSETS—100.0%		$4,919

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Taiwan	15%
South Korea	11
South Africa	9
Hong Kong	7
Malaysia	7
Thailand	7
Indonesia	6
Other	38
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$4,706	$2,501	$2,205
Preferred Stock	41	41	—
Short-Term Investments	52	52	—

Total Invest ments	$4,799	$2,594	$2,205

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $453 were transferred from Level 1 to Level 2, and securities with an end of period value of $377 were transferred from Level 2 to Level 1, based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

42

VIRTUS GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.1%

Energy—25.7%
Enbridge, Inc. (Canada)	120,725	$5,340
Inter Pipeline Ltd. (Canada)	44,765	945
Kinder Morgan, Inc. (United States)	247,945	5,735
Koninklijke Vopak N.V. (Netherlands)	16,660	875
ONEOK, Inc. (United States)	28,100	1,444
Pembina Pipeline Corp. (Canada)	56,325	1,717
Plains GP Holdings LP Class A (United States)	82,780	1,071
Spectra Energy Corp. (United States)	87,440	3,738
Tallgrass Energy GP LP (United States)	39,350	946
Targa Resources Corp. (United States)	29,470	1,447
TransCanada Corp. (Canada)	111,170	5,287
Williams Cos., Inc. (The) (United States)	91,535	2,813

		31,358

Financials—5.9%
American Tower Corp. (United States)	30,990	3,512
Crown Castle International Corp. (United States)	39,310	3,703

		7,215

Industrials—14.3%
Abertis Infraestructuras SA (Spain)	114,550	1,784
Aena SA (Spain)(2)	8,530	1,258
Atlantia SpA (Italy)	102,541	2,602
Auckland International Airport Ltd. (New Zealand)	391,319	2,097
Ferrovial SA (Spain)	62,640	1,333
Flughafen Zuerich AG (Switzerland)	6,940	1,356
Sydney Airport (Australia)	361,900	1,940
Transurban Group (Australia)	441,145	3,855
Vinci SA (France)	16,395	1,255

		17,480

Telecommunication Services—16.2%
AT&T, Inc. (United States)	111,790	4,540
BCE, Inc. (Canada)	22,445	1,036
BT Group plc (United Kingdom)	244,810	1,234
Deutsche Telekom AG Registered Shares (Germany)	117,450	1,969
Nippon Telegraph & Telephone Corp. ADR (Japan)	37,225	1,705
Singapore Telecommunications Ltd. (Singapore)	631,100	1,846
TELUS Corp. (Canada)	43,810	1,446
Verizon Communications, Inc. (United States)	56,844	2,955
Vodafone Group plc Sponsored ADR (United Kingdom)	102,206	2,979

		19,710

	SHARES	VALUE
Utilities—37.0%
ALLETE, Inc. (United States)	20,270	$1,209
American Electric Power Co., Inc. (United States)	22,185	1,425
American Water Works Co., Inc. (United States)	33,940	2,540
APA Group (Australia)	171,330	1,122
Aqua America, Inc. (United States)	36,735	1,120
Atmos Energy Corp. (United States)	23,745	1,768
Black Hills Corp. (United States)	19,950	1,221
CMS Energy Corp. (United States)	41,230	1,732
Dominion Resources, Inc. (United States)	20,960	1,557
DTE Energy Co. (United States)	17,455	1,635
Edison International (United States)	21,220	1,533
Emera, Inc. (Canada)	24,965	900
Eversource Energy (United States)	26,635	1,443
Hera SpA (Italy)	407,855	1,099
Iberdrola SA (Spain)	216,935	1,475
National Grid plc (United Kingdom)	245,940	3,481
NextEra Energy, Inc. (United States)	37,120	4,541
NiSource, Inc. (United States)	50,620	1,220
ONE Gas, Inc. (United States)	15,225	942
Scottish & Southern Energy plc (United Kingdom)	62,110	1,262
Sempra Energy (United States)	28,565	3,062
SevernTrent plc (United Kingdom)	38,770	1,259
Snam Rete Gas SpA (Italy)	196,995	1,092
South Jersey Industries, Inc. (United States)	31,611	934
Spire, Inc. (United States)	21,300	1,358
Vectren Corp. (United States)	29,550	1,483
Veolia Environnement SA (France)	52,770	1,215
WEC Energy Group, Inc. (United States)	23,315	1,396

		45,024
TOTAL COMMON STOCKS (Identified Cost $112,457)		120,787
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $112,457)		120,787
TOTAL INVESTMENTS—99.1% (Identified Cost $112,457)		120,787	(1)
Other assets and liabilities, net—0.9%		1,033

NET ASSETS—100.0%		$121,820

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $1,258 or 1.0% of net assets.

Country Weightings (Unaudited)†
United States	53%
Canada	14
United Kingdom	8
Australia	6
Spain	5
Italy	4
France	2
Other	8
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$120,787	$109,926	$10,861

Total Investments	$120,787	$109,926	$10,861

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

43

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—99.6%

Consumer Discretionary—15.8%
Alimentation Couche -Tard, Inc. Class B (Canada)	72,865	$3,531
Amazon.com, Inc. (United States)(2)	8,142	6,817
Dollar Tree, Inc. (United States)(2)	26,984	2,130
Naspers Ltd. Class N (South Africa)	14,991	2,595
NIKE, Inc. Class B (United States)	63,465	3,341
Priceline Group, Inc. (The) (United States)(2)	2,496	3,673
Starbucks Corp. (United States)	59,665	3,230
TJX Cos., Inc. (The) (United States)	35,486	2,654

		27,971

Consumer Staples—30.4%
Altria Group, Inc. (United States)	112,712	7,127
Anheuser-Busch InBev N.V. (Belgium)	27,315	3,578
British American Tobacco plc (United Kingdom)	125,004	7,988
Casey’s General Stores, Inc. (United States)	18,586	2,233
Coca-Cola Co. (The) (United States)	114,363	4,840
Nestle S.A. Registered Shares (Switzerland)	55,744	4,392
Philip Morris International, Inc. (United States)	71,678	6,968
Reckitt Benckiser Group plc (United Kingdom)	75,771	7,135
Reynolds American, Inc. (United States)	93,886	4,427
SABMiller plc (United Kingdom)	15,939	929
Unilever N.V. CVA (Netherlands)	92,280	4,258

		53,875

Financials—17.0%
American Tower Corp. (United States)	30,905	3,502
Berkshire Hathaway, Inc. Class B (United States)(2)	35,004	5,057
Housing Development Finance Corp. (India)	263,341	5,524
Housing Development Finance Corp. Bank Ltd. (India)	339,815	6,507
Housing Development Finance Corp. Bank Ltd. ADR (India)	4,996	359
M&T Bank Corp. (United States)	23,695	2,751
Wells Fargo & Co. (United States)	147,596	6,536

		30,236

Health Care—12.4%
Abbott Laboratories (United States)	77,816	3,291
Bristol-Myers Squibb Co. (United States)	43,288	2,334

	SHARES	VALUE

Health Care—continued
Celgene Corp. (United States)(2)	35,138	$3,673
Medtronic plc (United States)	36,027	3,113
Roche Holding AG (Switzerland)	20,750	5,147
UnitedHealth Group, Inc. (United States)	31,754	4,446

		22,004

Information Technology—22.4%
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	26,740	2,829
Alphabet, Inc. Class C (United States)(2)	9,974	7,753
Cognizant Technology Solutions Corp. Class A (United States)(2)	57,843	2,760
Facebook, Inc. Class A (United States)(2)	21,184	2,717
MasterCard, Inc. Class A (United States)	69,785	7,102
PayPal Holdings, Inc. (United States)(2)	85,113	3,487
SAP SE (Germany)	45,853	4,168
Tencent Holdings Ltd. (China)	81,417	2,264
Visa, Inc. Class A (United States)	81,651	6,752

		39,832

Materials—1.6%
Martin Marietta Materials, Inc. (United States)	15,786	2,827
TOTAL COMMON STOCKS (Identified Cost $135,196)		176,745
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $135,196)		176,745
TOTAL INVESTMENTS—99.6% (Identified Cost $135,196)		176,745	(1)
Other assets and liabilities, net—0.4%		706

NET ASSETS—100.0%		$177,451

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	65%
United Kingdom	9
India	7
Switzerland	6
Netherlands	3
Germany	2
Belgium	2
Other	6
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$176,745	$162,451	$14,294

Total Investments	$176,745	$162,451	$14,294

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

44

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.3%

Australia—5.0%
Dexus Property Group	236,339	$1,661
GPT Group (The)	209,900	818
GPT Group (The) – In Specie(2)(3)(5)	13,566	—
National Storage REIT	807,000	995
Scentre Group	898,389	3,243
Westfield Corp.	401,350	3,003

		9,720

Austria—0.4%
Atrium European Real Estate Ltd.	168,000	749

Canada—3.2%
Allied Properties Real Estate Investment Trust	70,385	2,021
Canadian Real Estate Investment Trust	30,475	1,093
First Capital Realty, Inc.	43,880	735
RioCan Real Estate Investment Trust	115,362	2,394

		6,243

Finland—0.9%
Citycon OYJ	695,232	1,770

France—1.8%
Klepierre	54,120	2,480
Mercialys SA	45,150	1,086

		3,566

Germany—5.0%
ADO Properties SA(4)	61,542	2,461
Deutsche Wohnen AG	56,075	2,038
LEG Immobilien AG	9,304	891
TLG Immobilien AG	44,400	1,002
Vonovia SE	90,848	3,440

		9,832

Hong Kong—1.8%
Hysan Development Co. Ltd.	106,000	499
Link REIT (The)	425,504	3,141

		3,640

Italy—0.2%
Beni Stabili SpA	738,062	440

Japan—6.9%
GLP J-REIT	1,127	1,501
Hulic Co., Ltd.	164,900	1,685
Industrial & Infrastructure Fund Investment Corp.	142	723
Invincible Investment Corp.	1,915	1,072
Japan Real Estate Investment Corp.	218	1,304
Kenedix Office Investment Corp.	231	1,420
Kenedix Retail REIT Corp.	375	889

	SHARES	VALUE
Japan—continued
LaSalle Logiport REIT(2)	1,336	$1,418
Nippon Building Fund, Inc.	217	1,375
Nippon Prologis REIT, Inc.	372	941
United Urban Investment Corp.	688	1,251

		13,579

Mexico—0.4%
PLA Administradora Industrial S de Rl de CV	60,722	101
Prologis Property Mexico SA de CV	367,800	603

		704

Netherlands—2.5%
Unibail-Rodamco SE	17,948	4,839

Norway—0.6%
Entra ASA(4)	97,500	1,091

Singapore—0.8%
CapitaLand Mall Trust	432,450	689
Global Logistic Properties Ltd.	649,500	896

		1,585

Spain—1.2%
Axiare Patrimonio SOCIMI SA	138,689	1,836
Hispania Activos Inmobiliarios Socimi SA	40,318	540

		2,376

Sweden—0.8%
Castellum AB	104,410	1,564

United Kingdom—5.4%
Big Yellow Group plc	102,728	1,038
British Land Co. plc	148,500	1,217
Derwent London plc	28,910	975
Great Portland Estates plc	65,276	535
Hammerson plc	190,420	1,449
Land Securities Group plc	108,131	1,483
Safestore Holdings plc	213,557	1,066
SEGRO plc	205,690	1,210
Unite Group plc (The)	200,400	1,648

		10,621

United States—60.4%
American Campus Communities, Inc.	36,738	1,869
American Homes 4 Rent Class A	69,050	1,494
Apartment Investment & Management Co. Class A	29,100	1,336
AvalonBay Communities, Inc.	16,865	2,999
Boston Properties, Inc.	11,328	1,544
Brixmor Property Group, Inc.	118,633	3,297
Coresite Realty Corp.	28,300	2,095
Cousins Properties, Inc.	111,400	1,163
CubeSmart	124,775	3,401
CyrusOne, Inc.	19,000	904
DCT Industrial Trust, Inc.	96,298	4,675

	SHARES	VALUE
United States—continued
Digital Realty Trust, Inc.	51,150	$4,968
Douglas Emmett, Inc.	85,695	3,139
Duke Realty Corp.	158,900	4,343
Equinix, Inc.	7,900	2,846
Equity Lifestyle Properties, Inc.	23,746	1,833
Equity Residential	40,815	2,626
Essex Property Trust, Inc.	25,604	5,702
Extra Space Storage, Inc.	39,245	3,117
Federal Realty Investment Trust	19,700	3,032
General Growth Properties, Inc.	105,219	2,904
Healthcare Realty Trust, Inc.	57,321	1,952
Healthcare Trust of America, Inc. Class A	87,800	2,864
Highwoods Properties, Inc.	60,460	3,151
Host Hotels & Resorts, Inc.	77,908	1,213
Kilroy Realty Corp.	60,775	4,215
Paramount Group, Inc.	151,440	2,482
Pebblebrook Hotel Trust	36,509	971
Prologis, Inc.	85,298	4,567
Public Storage	17,022	3,798
Regency Centers Corp.	45,650	3,537
RLJ Lodging Trust	66,550	1,400
Simon Property Group, Inc.	51,231	10,605
Store Capital Corp.	113,672	3,350
Sun Communities, Inc.	35,250	2,766
Tanger Factory Outlet Centers	79,750	3,107
Ventas, Inc.	38,872	2,746
Vornado Realty Trust	48,600	4,919
Welltower, Inc.	21,419	1,602

		118,532
TOTAL COMMON STOCKS (Identified Cost $172,553)		190,851
TOTAL LONG TERM INVESTMENTS—97.3%
(Identified Cost $172,553)		190,851

SHORT-TERM INVESTMENT—1.2%

Money Market Mutual Fund—1.2%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(6)	2,293,683	2,294
TOTAL SHORT-TERM INVESTMENT (Identified Cost $2,294)		2,294
TOTAL INVESTMENTS—98.5% (Identified Cost $174,847)		193,145	(1)
Other assets and liabilities, net—1.5%		2,930

NET ASSETS—100.0%		$196,075

Abbreviation:

REIT	Real Estate Investment Trust

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

45

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $3,552 or 1.8% of net assets.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
(6)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	63%
Japan	7
United Kingdom	5
Germany	5
Australia	5
Canada	3
Netherlands	3
Other	9
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$190,851	$162,328	$28,523	$0	*
Short-Term Investments	2,294	2,294	—	—

Total Investments	$193,145	$164,622	$28,523	$0	*

*	Includes internally fair valued security currently priced at zero ($0).

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

46

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—0.5%

Health Care—0.5%
Grifols SA Class B	7,005	$112
TOTAL PREFERRED STOCK (Identified Cost $118)		112

COMMON STOCKS—94.8%

Consumer Discretionary—12.0%
Domino’s Pizza Group plc (United Kingdom)	75,080	364
Hermes International SA (France)	1,477	601
Paddy Power Betfair plc (Ireland)	3,451	390
Persimmon plc (United Kingdom)	4,849	114
Priceline Group, Inc. (The) (United States)(2)	678	998
Sodexo SA (France)	1,982	236

		2,703

Consumer Staples—39.8%
Anheuser-Busch InBev N.V. (Belgium)	4,977	652
British American Tobacco plc (United Kingdom)	22,801	1,457
Chocoladefabrike Lindt & Spruengli AG (Switzerland)	43	249
Diageo plc (United Kingdom)	9,152	262
Heineken N.V. (Netherlands)	5,091	448
Imperial Brands plc (United Kingdom)	13,922	717
L’Oreal SA (France)	2,038	385
Nestle S.A. Registered Shares (Switzerland)	13,509	1,064
Pernod-Ricard SA (France)	2,410	285
Philip Morris International, Inc. (United States)	11,197	1,089
Reckitt Benckiser Group plc (United Kingdom)	11,936	1,124
SABMiller plc (United Kingdom)	3,775	220
Unilever N.V. CVA (Netherlands)	22,373	1,032

		8,984

Financials—4.8%
ABN AMRO Group N.V. CVA (Netherlands)(3)	11,315	234
Lloyds Banking Group plc (United Kingdom)	147,058	104
Reinet Investments SCA (Luxembourg)	7,486	156
Svenska Handelsbanken AB Class A (Sweden)	17,841	245
UBS Group AG Registered Shares (Switzerland)	24,847	338

		1,077

Health Care—15.1%
Coloplast A/S Class B (Denmark)	4,636	360
Essilor International SA (France)	4,321	557
Fresenius Medical Care AG & Co. KGaA (Germany)	6,054	529
Grifols SA (Spain)	20,053	432
Novo Nordisk A/S Class B (Denmark)	12,690	527
Roche Holding AG (Switzerland)	4,017	997

		3,402

	SHARES	VALUE
Industrials—8.4%
Aena SA (Spain)(3)	3,082	$455
Bureau Veritas SA (France)	16,141	346
DCC plc (Ireland)	2,540	231
DKSH Holding AG (Switzerland)	3,513	258
Flughafen Zuerich AG (Switzerland)	1,880	367
Vinci SA (France)	3,030	232

		1,889

Information Technology—9.5%
Accenture plc Class A (United States)	5,652	691
Amadeus IT Holding SA Class A (Spain)	8,790	439
SAP SE (Germany)	11,127	1,011

		2,141

Materials—4.1%
Air Liquide SA (France)	4,910	527
HeidelbergCement AG (Germany)	2,098	198
Randgold Resources Ltd. (United Kingdom)	1,143	115
Randgold Resources Ltd. ADR (United Kingdom)	900	90

		930

Real Estate—1.1%
Unibail-Rodamco SE (Netherlands)	969	261
TOTAL COMMON STOCKS (Identified Cost $17,439)		21,387
TOTAL LONG TERM INVESTMENTS—95.3%
(Identified Cost $17,557)		21,499

SECURITIES LENDING COLLATERAL—0.0%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.390%) (United States)(4)(5)	14,872	15
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $15)		15

SHORT-TERM INVESTMENT—0.5%

Money Market Mutual Fund—0.5%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(4)	110,821	111
TOTAL SHORT-TERM INVESTMENT (Identified Cost $111)		111
TOTAL INVESTMENTS—95.8% (Identified Cost $17,683)		21,625	(1)
Other assets and liabilities, net—4.2%		924

NET ASSETS—100.0%		$22,549

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $689 or 3.1% of net assets.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(5)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United Kingdom	21%
Switzerland	15
France	15
United States	13
Netherlands	9
Germany	8
Spain	7
Other	12
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$21,387	$21,387
Preferred Stock	112	112
Securities Lending Collateral	15	15
Short-Term Investments	111	111

Total Investments	$21,625	$21,625

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

47

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—90.4%

Consumer Discretionary—17.3%
Ashtead Group plc (United Kingdom)	7,050	$116
Bridgestone Corp. (Japan)	2,905	107
Ctrip.Com International Ltd. ADR (China)(2)	2,120	99
Fuji Heavy Industries Ltd. (Japan)	2,875	108
RELX plc (United Kingdom)	7,245	137
Sony Corp. Sponsored ADR (Japan)	4,675	155
WPP plc (United Kingdom)	6,170	145

		867

Consumer Staples—8.9%
British American Tobacco plc (United Kingdom)	2,345	150
Heineken N.V. (Netherlands)	1,600	140
Marine Harvest ASA Sponsored ADR (Norway)	8,750	157

		447

Energy—5.1%
Statoil ASA (Norway)	7,655	128
Technip SA (France)	2,070	127

		255

Financials—7.5%
American International Group, Inc. (United States)	2,215	131
DBS Group Holdings Ltd. (Singapore)	8,895	101
ORIX Corp. (Japan)	9,885	146

		378

Health Care—8.8%
Allergan plc (Ireland)(2)	795	183
Icon plc (Ireland)(2)	1,550	120
Shire plc ADR (United Kingdom)	720	140

		443

	SHARES	VALUE
Industrials—8.2%
Airbus Group SE (France)	1,985	$120
IMAX Corp. (Canada)(2)	4,055	117
Nidec Corp. (Japan)	1,890	175

		412

Information Technology—13.5%
Broadcom Ltd. (Singapore)	835	144
Check Point Software Technologies Ltd. (Israel)(2)	1,305	101
NXP Semiconductors NV (Netherlands)(2)	1,390	142
SAP SE Sponsored ADR (Germany)	1,685	154
Tencent Holdings Ltd. (China)	4,955	138

		679

Materials—7.7%
Agnico Eagle Mines Ltd. (Canada)	3,785	205
Randgold Resources Ltd. (United Kingdom)	1,780	180

		385

Real Estate—2.7%
Unibail-Rodamco SE (Netherlands)	500	135

Telecommunication Services—8.4%
KDDI Corp. (Japan)	5,315	165
Nippon Telegraph & Telephone Corp. ADR (Japan)	2,640	121
Spark New Zealand Ltd. (New Zealand)	51,296	135

		421

	SHARES	VALUE
Utilities—2.3%
Korea Electric Power Corp. (South Korea)	2,330	$114
TOTAL COMMON STOCKS (Identified Cost $3,776)		4,536
TOTAL LONG TERM INVESTMENTS—90.4%
(Identified Cost $3,776)		4,536
TOTAL INVESTMENTS—90.4% (Identified Cost $3,776)		4,536	(1)
Other assets and liabilities, net—9.6%		483

NET ASSETS—100.0%		$5,019

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
Japan	22%
United Kingdom	19
Netherlands	9
Canada	7
Ireland	7
Norway	6
France	5
Other	25
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$4,536	$3,348	$1,188

Total Investments	$4,536	$3,348	$1,188

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

48

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.5%

Australia—13.1%
Dexus Property Group	107,518	$756
GPT Group (The)	108,300	422
GPT Group (The) – In Specie(2)(3)(5)	588,920	—
National Storage REIT	291,000	359
Scentre Group	422,171	1,524
Westfield Corp.	203,473	1,522

		4,583

Austria—0.6%
Atrium European Real Estate Ltd.	44,000	196

Canada—8.1%
Allied Properties Real Estate Investment Trust	31,565	907
Canadian Real Estate Investment Trust	13,695	491
First Capital Realty, Inc.	20,205	338
RioCan Real Estate Investment Trust	53,550	1,111

		2,847

Finland—2.5%
Citycon OYJ	349,291	889

France—4.8%
Klepierre	25,956	1,190
Mercialys SA	21,200	510

		1,700

Germany—11.0%
ADO Properties SA(4)	15,322	613
Deutsche Wohnen AG	26,475	962
LEG Immobilien AG	4,511	432
TLG Immobilien AG	8,000	180
Vonovia SE	43,945	1,664

		3,851

Hong Kong—5.1%
Hysan Development Co. Ltd.	55,000	259
Link REIT (The)	206,441	1,524

		1,783

Italy—0.5%
Beni Stabili SpA	285,164	170

Japan—18.8%
GLP J-REIT	527	702
Hulic Co., Ltd.	76,500	782
Industrial & Infrastructure Fund Investment Corp.	76	387
Invincible Investment Corp.	965	540
Japan Real Estate Investment Corp.	111	664
Kenedix Office Investment Corp.	111	682
Kenedix Retail REIT Corp.	159	377
LaSalle Logiport REIT(2)	630	669
Nippon Building Fund, Inc.	111	703

	SHARES	VALUE
Japan—continued
Nippon Prologis REIT, Inc.	190	$480
United Urban Investment Corp.	332	604

		6,590

Mexico—1.2%
PLA Administradora Industrial S de Rl de CV	49,852	83
Prologis Property Mexico SA de CV	207,200	340

		423

Netherlands—6.4%
Unibail-Rodamco SE	8,260	2,227

Norway—1.8%
Entra ASA(4)	58,000	649

Singapore—2.5%
CapitaLand Mall Trust	211,650	337
Global Logistic Properties Ltd.	381,000	526

		863

Spain—3.4%
Axiare Patrimonio SOCIMI SA	68,858	912
Hispania Activos Inmobiliarios Socimi SA	20,327	272

		1,184

Sweden—2.1%
Castellum AB	50,199	752

United Kingdom—15.6%
Big Yellow Group plc	50,288	508
British Land Co. plc	70,605	579
Derwent London plc	14,246	480
Great Portland Estates plc	30,018	246
Hammerson plc	103,209	785
Land Securities Group plc	61,885	849
Safestore Holdings plc	108,376	541
SEGRO plc	109,057	642
Unite Group plc (The)	101,700	836

		5,466
TOTAL COMMON STOCKS (Identified Cost $25,038)		34,173
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $25,038)		34,173
TOTAL INVESTMENTS—97.5% (Identified Cost $25,038)		34,173	(1)
Other assets and liabilities, net—2.5%		861

NET ASSETS—100.0%		$35,034

Abbreviation:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $1,262 or 3.6% of net assets.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
Japan	19%
United Kingdom	16
Australia	14
Germany	11
Canada	8
Netherlands	7
Hong Kong	5
Other	20
Total	100%
† % of total investments as of September 30, 2016

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

49

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$34,173	$20,355	$13,818	$0	*

Total Investments	$34,173	$20,355	$13,818	$0	*

*	Includes internally fair valued security currently priced at zero ($0).

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Financial Statements

50

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—0.1%

Consumer Discretionary—0.1%
Whirlpool SA (Brazil)	42,618	$45
TOTAL PREFERRED STOCK (Identified Cost $34)		45

COMMON STOCKS—97.2%

Consumer Discretionary—6.5%
Goldlion Holdings Ltd. (Hong Kong)	2,990,600	1,197
Pico Far East Holdings Ltd. (Hong Kong)	4,217,668	1,270
REA Group Ltd. (Australia)	9,220	401

		2,868

Consumer Staples—9.3%
Heineken Malaysia Bhd (Malaysia)	186,000	799
Oldtown Bhd (Malaysia)	1,797,550	866
Premier Marketing PCL (Thailand)	4,939,029	1,283
Wawel SA (Poland)	4,786	1,126

		4,074

Energy—2.7%
Pason Systems, Inc. (Canada)	47,500	608
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	8,578	568

		1,176

Financials—12.5%
ARA Asset Management Ltd. (Singapore)	1,071,716	1,063
Euler Hermes SA (France)	20,000	1,700
Euroz Ltd. (Australia)	2,159,263	1,658
Korea Ratings Corp. (South Korea)	28,868	1,083

		5,504

Health Care—7.8%
Haw Par Corp. Ltd. (Singapore)	71,719	475
Software Service, Inc. (Japan)	19,853	843
WIN-Partners Co. Ltd. (Japan)	133,010	2,125

		3,443

Industrials—23.6%
AIT Corp. (Japan)	158,200	1,368
Amadeus Fire AG (Germany)	5,695	408
Asiakastieto Group Oyj (Finland)	57,200	1,169
Expeditors International of Washington, Inc. (United States)	12,200	629
Howden Joinery Group plc (United Kingdom)	109,000	611
Interworks, Inc. (Japan)	35,000	394
Lumax International Corp., Ltd. (Taiwan)	1,464,159	2,249
Rotork plc (United Kingdom)	431,154	1,180

	SHARES	VALUE
Industrials—continued
Tegma Gestao Logistica (Brazilcontinued(2)	624,126	$1,583
WABCO Holdings, Inc. (United States)(2)	6,850	778

		10,369

Information Technology—25.7%
Alten SA (France)	11,000	769
Auto Trader Group plc (United Kingdom)	216,200	1,136
Autohome, Inc. ADR (China)(2)	62,200	1,508
Bouvet ASA (Norway)	80,245	1,205
carsales.com Ltd. (Australia)	41,467	381
Computer Modelling Group Ltd. (Canada)	76,500	572
Firstlogic, Inc. (Japan)	37,600	589
Kakaku.com Inc. (Japan)	26,000	471
Pro-Ship, Inc. (Japan)(3)	112,200	1,441
Rightmove plc (United Kingdom)	16,800	919
Scout24 AG (Germany)(2)	57,775	1,947
Societe Pour L’informatique Industrielle (France)	21,070	350

		11,288

Materials—9.1%
KPX Chemical Co. Ltd. (South Korea)	19,894	1,089
Rimoni Industries Ltd. (Israel)	89,509	903
Transpaco Ltd. (South Africa)(6)	910,699	1,792
Victrex plc (United Kingdom)	11,800	240

		4,024
TOTAL COMMON STOCKS (Identified Cost $41,436)		42,746
TOTAL LONG TERM INVESTMENTS—97.3%
(Identified Cost $41,470)		42,791

SECURITIES LENDING COLLATERAL—0.3%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.390%) (United States)(4)(5)	134,250	134
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $134)		134
TOTAL INVESTMENTS—97.6% (Identified Cost $41,604)		42,925	(1)
Other assets and liabilities, net—2.4%		1,061

NET ASSETS—100.0%		$43,986

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.
(5)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(6)	Illiquid security.

Country Weightings (Unaudited)†
Japan	17%
United Kingdom	9
France	7
Australia	6
Hong Kong	6
Germany	5
Taiwan	5
Other	45
Total	100%
† % of total investments as of September 30, 2016

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

51

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$42,746	$24,232	$18,514
Preferred Stock	45	45	—
Securities Lending Collateral	134	134	—

Total Investments	$42,925	$24,411	$18,514

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $2,146 were transferred from Level 1 to Level 2, and securities with an end of period value of $2,530 were transferred from Level 2 to Level 1, based on our valuation procedures for non-U.S. securities.

(See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

52

VIRTUS INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.4%

Consumer Discretionary—29.6%
Altice NV Class A(2)	1,929	$35
Autogrill S.p.A	818	7
Autoneum Holding AG	84	23
Axel Springer SE	527	27
Bayerische Motoren Werke AG	333	28
Benesse Holdings, Inc.	1,420	36
Brembo S.p.A	119	7
Brunello Cucinelli S.p.A	342	7
Carnival plc	918	45
Chow Tai Fook Jewellery Group Ltd.	9,600	7
Christian Dior SE	82	15
Compagnie Financiere Richemont SA Registered Shares	396	24
Continental AG	130	27
Crown Resorts Ltd.	2,123	21
CTS Eventim AG & Co. KGaA	808	29
Daily Mail & General Trust plc Class A	4,452	43
De’ Longhi	288	7
Dixons Carphone plc	8,848	42
Domino’s Pizza Enterprises Ltd.	399	22
Don Quijote Holdings Co., Ltd.	1,050	38
Dufry AG(2)	199	25
Dunelm Group plc	3,718	41
Fast Retailing Co., Ltd.	114	37
Fielmann AG	341	28
Forbo Holding AG Registered Shares	17	23
Galaxy Entertainment Group Ltd.	1,790	7
Genting Singapore plc	13,000	7
Geox SPA	2,845	7
Global Brands Group Holding Ltd.(2)	62,000	6
Harvey Norman Holdings Ltd.	5,577	22
Heiwa Corp.	1,625	36
Hennes & Mauritz AB Class B	376	11
Hermes International SA	35	14
Hikari Tsushin, Inc.	410	38
Inditex SA	421	16
Jardine Cycle & Carriage Ltd.	228	7
JCDecaux SA	429	14
Kering	73	15
L’Occitane International SA	7,000	14
Li & Fung Ltd.	13,700	7
Luxottica Group S.p.A	145	7
LVMH Moet Hennessy Louis Vuitton SA	86	15
M6-Metropole Television SA	812	15
Man Wah Holdings Ltd.	9,400	6
Mediaset S.p.A.	2,264	7
Mekonomen AB	548	11
Melco Crown Entertainment Ltd. ADR	458	7
Melco International Development Ltd.	5,200	7
Melia Hotels International SA	1,245	15
Merlin Entertainment plc(3)	6,796	39
MGM China Holdings Ltd.	4,000	7
Moncler SPA	392	7
Nitori Co., Ltd.	335	40
Numericable-SFR	480	14
Ocado Group plc(2)(4)	12,642	43

	SHARES	VALUE
Consumer Discretionary—continued
Plastic Omnium SA	450	$15
Prada S.p.A	2,000	6
Premier Investments Ltd.	1,741	21
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	534	4
Publicis Groupe SA	192	14
Rakuten, Inc.	2,750	36
Royal Caribbean Cruises Ltd.	84	6
Salvatore Ferragamo S.p.A	290	7
Sands China Ltd.	1,550	7
Sankyo Co., Ltd.	1,075	37
Sega Sammy Holdings, Inc.	2,640	38
Seven West Media Ltd.	40,171	23
Shangri-La Asia Ltd.	6,100	7
Shimanura Co., Ltd.	317	38
SJM Holdings Ltd.	9,200	7
Sodexo SA	124	15
Sports Direct International plc(2)	11,259	42
Start Today Co., Ltd.	2,175	37
Steinhoff International Holdings NV	4,873	28
Swatch Group AG (The)	84	24
Techtronics Industries Co., Ltd.	1,800	7
Television Francaise 1	1,482	14
Tod’s S.p.A	131	7
Universal Entertainment Corp.(2)	1,310	39
Vivendi	735	15
Wynn Macau Ltd.	3,900	6
Yue Yuen Industrial Holdings Ltd.	1,650	7

		1,612

Consumer Staples—12.7%
AAK AB	145	11
Anheuser-Busch InBev N.V.	433	57
Associated British Foods plc	1,201	40
Axfood AB	611	11
Barry Callebaut AG	18	24
Beiersdorf AG	296	28
Carrefour SA	559	14
Casino Guichard Perrachon SA	303	15
Cosmos Pharmaceutical Corp.	186	40
Dairy Farm International Holdings Ltd.	1,000	7
Davide Campari-Milano S.p.A	642	7
First Resources Ltd.	5,200	7
Golden Agri-Resources Ltd.	27,000	7
Heineken Holding NV	446	36
Henkel AG & KGaA	238	28
Jeronimo Martins SPGS SA	227	4
Kose Corp.	368	38
L’Oreal SA	78	15
Marine Harvest ASA	342	6
MARR SpA	348	7
Metro AG	926	27
Orkla ASA	604	6
Pernod-Ricard SA	123	14
Pola Orbis Holdings, Inc.	427	38
Rallye SA	895	15
Remy Cointreau SA	172	15
Sonae SGPS SA	4,917	4
Sugi Holdings Co., Ltd.	700	38
Sundrug Co., Ltd.	455	38
Suntory Beverage & Food Ltd	875	38

	SHARES	VALUE
Consumer Staples—continued
Unicharm Corp.	1,500	$39
WH Group Ltd.(3)	8,400	7
Wilmar International Ltd.	3,100	7

		688

Energy—3.7%
Akastor ASA(2)	5,359	6
Aker BP ASA(2)	409	7
Aker Solutions ASA(2)	1,378	6
Avance Gas Holding Ltd.(3)	2,693	6
BW LPG Ltd.(3)	2,341	7
Delek Group Ltd.	39	8
Galp Energia SGPS SA	272	4
Genel Energy plc(2)	35,323	44
Petrofac Ltd.	3,873	45
Saras S.p.A	4,310	7
Seadrill Ltd.(2)(4)	2,742	6
Ship Finance International Ltd.	391	6
Tecnicas Reunidas SA	415	16
Tenaris SA ADR	259	7
Transocean Ltd.(2)	2,540	27

		202

Financials—8.7%
ACOM Co. Ltd.(2)	7,500	35
Ashmore Group plc	9,402	43
Assicurazioni Generali S.p.A	535	6
Banca Mediolanum SPA	996	7
Banco Santander SA	3,374	15
Bank Hapoalim BM	1,310	7
Bank of East Asia Ltd.	1,600	6
Bankinter SA	2,047	15
China LNG Group Ltd.	238,000	7
City Developments Ltd.	1,100	7
Emperor International Group Ltd.	66,000	7
First Pacific Co., Ltd.	9,300	7
Goldin Financial Holdings Ltd.(2)	11,800	7
Groupe Bruxelles Lambert SA	630	56
Industrivarden AB A Shares	554	11
Kingston Financial Group Ltd.	17,500	7
Matsui Securities Co., Ltd.	4,015	33
Oversea-Chinese Banking Corp.	1,100	7
Pargesa Holding SA	347	24
Partners Group Holding AG	46	23
Platinum Asset Management Ltd.	5,688	22
Reinet Investments SCA	19,506	42
Schroders plc	1,174	41
Svenska Handelsbanken AB Class A	782	11
United Overseas Bank Ltd.	515	7
Wendel	125	15
Wharf Holdings Ltd. (The)	925	7

		475

Health Care—4.4%
BioMerieux	95	14
Cyberdyne Inc.(2)(4)	2,400	38
DiaSorin S.p.A	106	7
Eurofins Scientific SE	32	15
Galenica AG Registered Shares	20	21
Getinge AB B Shares	560	11
Ipsen SA	212	15

See Notes to Financial Statements

53

VIRTUS INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Health Care—continued
Rhoen-Klinikum AG	898	$27
Roche Holding AG	93	23
Straumann Holding AG	59	23
Taisho Pharmaceutical Holdings Co., Ltd.	370	38
Taro Pharmaceutical Industries Ltd.(2)	66	7

		239

Industrials—13.6%
Abertis Infraestructuras SA	994	16
ACS Actividades de Construccion y Servicios SA	532	16
Alfa Laval AB	688	11
Alstom SA(2)	541	14
ANDRITZ AG	520	28
Assa Abloy AB B Shares	535	11
Bollore SA	4,157	14
Bouygues SA	445	15
Cargotec Oyj B Shares	674	31
Cheung Kong Infrastructure Holdings Ltd.	790	7
CK Hutchison Holdings Ltd.	550	7
Dassault Aviation SA	12	13
easyJet plc	3,118	41
Ferrovial SA	752	16
Fomento de Construcciones y Contratas SA(2)	1,573	15
Indutrade AB	504	11
Jardine Matheson Holdings Ltd.	118	7
Jardine Strategic Holdings Ltd.	218	7
Kloeckner & Co. AG(2)	2,217	27
Kone Oyj Class B	591	30
Kuehne & Nagel International AG	163	24
Nidec Corp.	410	38
Noble Group Ltd.(2)	69,800	8
Nordex SE(2)	966	29
NWS Holdings Ltd.	4,000	7
Obrascon Huarte Lain SA	4,452	18
OC Oerlikon Corp. AG Registered Shares	2,388	24
Orient Overseas International Ltd.	1,800	6
Prosegur Cia de Seguridad SA	2,358	16
Regus plc	11,861	40
Rieter Holding AG	116	24
Ryanair Holdings plc-SP ADR	551	41
Salini Impregilo S.p.A	2,498	7
Securitas AB Class B	655	11
Seven Group Holdings Ltd.	3,486	23
SGL Carbon SE(2)(4)	2,321	27
SGS SA Registered Shares	11	25
Skanska AB Class B	463	11
Sulzer AG	230	24

		740

Information Technology—11.2%
Check Point Software Technologies Ltd.(2)	100	8
COLOPL, Inc.	2,460	38
Dassault Systemes	165	14
Gree, Inc.	6,500	37
GungHo Online Entertainment ,Inc.	15,900	39
Hexagon AB B Shares	258	11

	SHARES	VALUE
Information Technology—continued
Keyence Corp.	52	$38
Konami Corp.	1,000	39
Lenovo Group Ltd.	10,400	7
Mixi, Inc.	1,060	38
Nexon Co., Ltd.	2,490	39
Obic Business Consultants Co., Ltd.	785	38
Obic Co., Ltd.	721	38
Otsuka Corp.	780	37
Renishaw plc	1,201	41
SAP SE	305	28
Silverlake Axis Ltd.	14,300	7
Square Enix Holdings Co., Ltd.	1,140	39
United Internet AG Registered Shares	626	28
VTech Holdings Ltd.	572	7
Yahoo Japan Corp.	9,200	37

		608

Materials—7.2%
APERAM SA	815	37
ArcelorMittal(2)	6,258	38
EMS-Chemie Holding AG	44	24
Evolution Mining Ltd.	11,968	23
Fortescue Metals Group Ltd.	5,874	22
Frutarom Industries Ltd.	154	8
Glencore International plc(2)	16,309	45
HeidelbergCement AG	300	28
Hexpol AB	1,233	11
Holcim Ltd. Registered Shares	444	24
Holmen AB B Shares	311	11
Imerys SA	203	15
Israel Corp. Ltd. (The)(2)	45	7
OCI NV(2)	2,259	33
Pact Group Holdings Ltd.	4,509	22
Vicat	227	15
Wacker Chemie AG	335	28

		391

Real Estate—4.9%
Abacus Property Group	10,114	22
Champion REIT	11,800	7
Cheung Kong Property Holdings Ltd.	950	7
Fonciere Des Regions	159	15
Fortune REIT	5,400	7
Hang Lung Group Ltd.	1,800	7
Hang Lung Properties Ltd.	3,000	7
Henderson Land Development Co., Ltd.	1,111	6
Hongkong Land Holdings Ltd.	1,000	7
Hufvudstaden AB A Shares	627	11
Hysan Development Co. Ltd.	1,450	7
Inmobiliaria Colonial SA	2,080	15
Intu Properties plc	11,153	43
Kerry Properties Ltd.	2,100	7
Lundbergforetagen AB Class B	168	11
New World Development Co., Ltd.	5,200	7
Scentre Group	6,285	23
Sino Land Co., Ltd.	4,000	7
Sun Hung Kai Properties Ltd.	450	7
United Overseas Land Ltd.	1,720	7
Westfield Corp.	2,961	22

	SHARES	VALUE
Real Estate—continued
Wheelock & Co., Ltd.	1,105	$6
Yanlord Land Group Ltd.	6,900	7

		265

Telecommunication Services—2.5%
HKT Trust & HKT Ltd.	5,000	7
Iliad SA	69	14
PCCW Ltd.	10,900	7
Smartone Telecommunications Holdings Ltd.	4,200	7
Softbank Corp.	571	37
Talktalk Telecom Group plc	15,604	41
TPG Telecom Ltd.	3,328	22

		135

Utilities—0.9%
CLP Holdings Ltd.	639	6
Engie SA	951	15
Hong Kong & China Gas Co., Ltd.	3,685	7
Kenon Holdings Ltd.(2)	705	8
Rubis SCA	161	15

		51
TOTAL COMMON STOCKS (Identified Cost $5,257)		5,406
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $5,257)		5,406

SECURITIES LENDING COLLATERAL—1.6%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.390%)(5)(6)	86,289	86
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $86)		86
TOTAL INVESTMENTS—101.0% (Identified Cost $5,343)		5,492	(1)
Other assets and liabilities, net—(1.0)%		(56)

NET ASSETS—100.0%		$5,436

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $59 or 1.1% of net assets.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

54

VIRTUS INTERNATIONAL WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

(4)	All or a portion of security is on loan.
(5)	Represents security purchased with cash collateral received for securities on loan.
(6)	Shares of this fund are publicly offered and the prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Japan	25%
United Kingdom	15
France	9
Germany	9
Switzerland	8
Hong Kong	6
Australia	6
Other	22
Total	100%
† % of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$5,406	$3,315	$2,091
Securities Lending Collateral	86	86	—

Total Investments	$5,492	$3,401	$2,091

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $113 were transferred from Level 1 to Level 2, and securities with an end of period value of $14 were transferred from Level 2 to Level 1, based on our valuation procedures for non-U.S. securities. (See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

($ reported in thousands except shares and per share amounts)

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund		Emerging Markets Small-Cap Fund

Assets
Investment in securities at value(1)	$29,469		$30,310		$4,799
Foreign currency at value(2)	—	(3)	203		—	(3)
Cash	745		593		147
Receivables
Investment securities sold	3		—		—
Fund shares sold	—		10		—	(3)
Receivable from adviser	—		—		2
Dividends and interest receivable	456		54		9
Tax reclaims	—		—	(3)	—
Prepaid trustee retainer	1		1		—	(3)
Prepaid expenses	27		28		11
Other assets	—	(3)	—	(3)	—	(3)

Total assets	30,701		31,199		4,968

Liabilities
Payables
Fund shares repurchased	1		13		—
Foreign capital gain taxes payable	—		—		4
Investment securities purchased	200		—		14
Investment advisory fees	11		8		—
Distribution and service fees	—	(3)	1		—	(3)
Administration fees	4		4		1
Transfer agent fees and expenses	1		6		—	(3)
Trustees’ fees and expenses	—	(3)	—	(3)	—	(3)
Professional fees	37		26		26
Trustee deferred compensation plan	—	(3)	—	(3)	—	(3)
Other accrued expenses	3		25		4

Total liabilities	257		83		49

Net Assets	$30,444		$31,116		$4,919

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$32,402		$42,033		$5,380
Accumulated undistributed net investment income (loss)	71		311		95
Accumulated undistributed net realized gain (loss)	(2,327)		(13,867)		(611)
Net unrealized appreciation (depreciation) on investments	298		2,639		55

Net Assets	$30,444		$31,116		$4,919

Class A
Net asset value (net assets/shares outstanding) per share	$9.45		$9.03		$9.29
Maximum offering price per share NAV/(1–3.75%)	$9.82		$—		$—
Maximum offering price per share NAV/(1–5.75%)	$—		$9.58		$9.86
Shares of beneficial interest outstanding, no par value, unlimited authorization	91,384		96,401		41,076
Net Assets	$864		$870		$382
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.44		$8.98		$9.31
Shares of beneficial interest outstanding, no par value, unlimited authorization	39,962		70,961		12,599
Net Assets	$377		$638		$117
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.45		$9.04		$9.31
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,091,724		3,275,181		474,589
Net Assets	$29,203		$29,608		$4,420

(1) Investment in securities at cost	$29,171		$27,673		$4,739
(2) Foreign currency at cost	$—	(3)	$201		$—	(3)
(3) Amount is less than $500.

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2016

($ reported in thousands except shares and per share amounts)

	Global Infrastructure Fund	Global Opportunities Fund

Assets
Investment in securities at value(1)	$120,787	$176,745
Cash	1,000	829
Receivables
Investment securities sold	—	8,050
Fund shares sold	176	82
Dividends and interest receivable	180	276
Tax reclaims	51	192
Prepaid trustee retainer	3	4
Prepaid expenses	17	33
Other assets	2	2

Total assets	122,216	186,213

Liabilities
Payables
Fund shares repurchased	212	99
Investment securities purchased	—	8,398
Foreign capital gain taxes payable	—	—	(2)
Investment advisory fees	65	125
Distribution and service fees	35	42
Administration fees	13	18
Transfer agent fees and expenses	25	36
Trustees’ fees and expenses	1	2
Professional fees	29	33
Trustee deferred compensation plan	2	2
Other accrued expenses	14	7

Total liabilities	396	8,762

Net Assets	$121,820	$177,451

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$110,814	$134,724
Accumulated undistributed net investment income (loss)	(5)	555
Accumulated undistributed net realized gain (loss)	2,685	629
Net unrealized appreciation (depreciation) on investments	8,326	41,543

Net Assets	$121,820	$177,451

Class A
Net asset value (net assets/shares outstanding) per share	$14.22	$13.69
Maximum offering price per share NAV/(1–5.75%)	$15.09	$14.53
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,596,714	7,738,199
Net Assets	$51,148	$105,967
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—	$12.00
Shares of beneficial interest outstanding, no par value, unlimited authorization	—	21,618
Net Assets	$—	$259
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$14.17	$11.93
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,090,597	1,934,123
Net Assets	$29,616	$23,070
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$14.23	$13.69
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,884,833	3,516,743
Net Assets	$41,056	$48,155

(1) Investment in securities at cost	$112,457	$135,196
(2) Amount is less than $500.

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2016

($ reported in thousands except shares and per share amounts)

	Global Real Estate Securities Fund	Greater European Opportunities Fund		International Equity Fund

Assets
Investment in securities at value(1)(2)	$193,145	$21,625		$4,536
Cash	2,000	750		313
Receivables
Investment securities sold	635	15		406
Fund shares sold	798	410		2
Receivable from adviser	—	—		7
Dividends and interest receivable	652	19		12
Tax reclaims	20	70		11
Securities lending receivable	—	—	(3)	—	(3)
Prepaid trustee retainer	4	1		—	(3)
Prepaid expenses	32	16		28
Other assets	3	—	(3)	—	(3)

Total assets	197,289	22,906		5,315

Liabilities
Collateral on securities loaned	—	15		—
Payables
Fund shares repurchased	226	100		14
Investment securities purchased	750	186		239
Investment advisory fees	104	8		—
Distribution and service fees	25	4		1
Administration fees	20	3		1
Transfer agent fees and expenses	32	8		1
Trustees’ fees and expenses	2	—	(3)	—	(3)
Professional fees	29	29		35
Trustee deferred compensation plan	3	—	(3)	—	(3)
Other accrued expenses	23	4		5

Total liabilities	1,214	357		296

Net Assets	$196,075	$22,549		$5,019

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$176,740	$19,221		$5,655
Accumulated undistributed net investment income (loss)	1,281	273		(14)
Accumulated undistributed net realized gain (loss)	(243)	(886)		(1,380)
Net unrealized appreciation (depreciation) on investments	18,297	3,941		758

Net Assets	$196,075	$22,549		$5,019

Class A
Net asset value (net assets/shares outstanding) per share	$28.97	$15.86		$10.22
Maximum offering price per share NAV/(1–5.75%)	$30.74	$16.83		$10.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,350,023	716,369		137,122
Net Assets	$68,087	$11,364		$1,402
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$28.41	$15.58		$9.97
Shares of beneficial interest outstanding, no par value, unlimited authorization	477,252	147,025		96,992
Net Assets	$13,560	$2,292		$967
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$29.19	$15.91		$10.19
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,920,207	558,796		260,073
Net Assets	$114,428	$8,893		$2,650

(1) Investment in securities at cost	$174,847	$17,683		$3,776
(2) Market value of securities on loan	$—	$14		$—
(3) Amount is less than $500.

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2016

($ reported in thousands except shares and per share amounts)

	International Real Estate Securities Fund		International Small-Cap Fund		International Wealth Masters Fund

Assets
Investment in securities at value(1)(3)	$34,173		$42,925		$5,492
Foreign currency at value(2)	—		—	(4)	—
Cash	880		1,386		12
Receivables
Investment securities sold	—		72		309
Fund shares sold	12		3		2
Receivable from adviser	—		—		3
Dividends and interest receivable	82		73		12
Tax reclaims	19		11		6
Securities lending receivable	—		—	(4)	1
Prepaid trustee retainer	1		1		—	(4)
Prepaid expenses	28		38		30
Other assets	—	(4)	1		—	(4)

Total assets	35,195		44,510		5,867

Liabilities
Collateral on securities loaned	—		134		86
Payables
Fund shares repurchased	60		42		5
Investment securities purchased	27		274		307
Investment advisory fees	9		26		—
Distribution and service fees	4		1		—	(4)
Administration fees	4		5		1
Transfer agent fees and expenses	7		7		—	(4)
Trustees’ fees and expenses	—	(4)	—	(4)	—	(4)
Professional fees	28		26		29
Trustee deferred compensation plan	—	(4)	1		—	(4)
Other accrued expenses	22		8		3

Total liabilities	161		524		431

Net Assets	$35,034		$43,986		$5,436

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$36,151		$44,498		$5,312
Accumulated undistributed net investment income (loss)	(582)		469		50
Accumulated undistributed net realized gain (loss)	(9,668)		(2,302)		(75)
Net unrealized appreciation (depreciation) on investments	9,133		1,321		149

Net Assets	$35,034		$43,986		$5,436

Class A
Net asset value (net assets/shares outstanding) per share	$7.25		$13.01		$10.21
Maximum offering price per share NAV/(1–5.75%)	$7.69		$13.80		$10.83
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,197,229		152,516		22,773
Net Assets	$8,680		$1,985		$232
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$7.21		$12.92		$10.13
Shares of beneficial interest outstanding, no par value, unlimited authorization	278,237		113,383		11,335
Net Assets	$2,006		$1,465		$115
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$7.26		$13.04		$10.24
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,353,821		3,099,596		497,182
Net Assets	$24,348		$40,424		$5,089
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$—		$13.03		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		8,599		—
Net Assets	$—		$112		$—

(1) Investment in securities at cost	$25,038		$41,604		$5,343
(2) Foreign currency at cost	—		—	(4)	—
(3) Market value of securities on loan	$—		$128		$82
(4) Amount is less than $500.

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund	Emerging Markets Small-Cap Fund

Investment Income
Dividends	$3	$1,282	$203
Dividends from affiliated funds	4	—	—
Interest	1,755	— (1)	— (1)
Security lending, net of fees	—	— (1)	—
Foreign taxes withheld	(1)	(149)	(21)

Total investment income	1,761	1,133	182

Expenses
Investment advisory fees	209	348	54
Service fees, Class A	2	2	1
Distribution and service fees, Class C	4	6	1
Administration fees	36	42	6
Transfer agent fees and expenses	15	38	5
Interest expense and fees	—	1	—
Registration fees	44	47	44
Printing fees and expenses	8	9	2
Custodian fees	3	78	11
Professional fees	38	52	34
Trustees’ fees and expenses	3	3	— (1)
Miscellaneous expenses	4	6	3

Total expenses	366	632	161
Less expenses reimbursed and/or waived by investment adviser	(51)	(124)	(87)
Earnings credit from custodian	(2)	— (1)	— (1)
Low balance account fees	—	— (1)	—

Net expenses	313	508	74

Net investment income (loss)	1,448	625	108

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(462)	(5,932)	(550)
Net realized gain (loss) on affiliated investments	(5)	—	—
Net realized gain (loss) on foreign currency transactions	(7)	(6)	(1)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	3,184	8,500	1,297
Net change in unrealized appreciation (depreciation) on affiliated investments	3	—	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	2	(2)	(5)

Net gain (loss) on investments	2,715	2,560	741

Net increase (decrease) in net assets resulting from operations	$4,163	$3,185	$849

(1) Amount is less than $500.

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

	Global Infrastructure Fund	Global Opportunities Fund

Investment Income
Dividends	$4,669	$3,123
Interest	— (1)	—
Security lending, net of fees	—	1
Foreign taxes withheld	(281)	(81)

Total investment income	4,388	3,043

Expenses
Investment advisory fees	820	1,392
Service fees, Class A	136	246
Distribution and service fees, Class B	—	4
Distribution and service fees, Class C	328	200
Administration fees	159	206
Transfer agent fees and expenses	185	224
Registration fees	66	69
Printing fees and expenses	39	51
Custodian fees	38	9
Professional fees	33	39
Trustees’ fees and expenses	13	15
Miscellaneous expenses	13	15

Total expenses	1,830	2,470
Earnings credit from custodian	(5)	(9)
Low balance account fees	— (1)	(5)

Net expenses	1,825	2,456

Net investment income (loss)	2,563	587

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,988	2,497
Net realized gain (loss) on foreign currency transactions	(4)	(4)
Net change in unrealized appreciation (depreciation) on investments	9,673	14,094
Net change in unrealized appreciation (depreciation) on foreign currency translation	8	4
Net change in foreign taxes on unrealized capital gains	—	11

Net gain (loss) on investments	13,665	16,602

Net increase (decrease) in net assets resulting from operations	$16,228	$17,189

(1) Amount is less than $500.

See Notes to Financial Statements

61

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

	Global Real Estate Securities Fund	Greater European Opportunities Fund	International Equity Fund

Investment Income
Dividends	$3,898	$748	$121
Interest	— (1)	—	—
Security lending, net of fees	—	1	3
Foreign taxes withheld	(162)	(53)	(11)

Total investment income	3,736	696	113

Expenses
Investment advisory fees	1,091	225	55
Service fees, Class A	126	34	4
Distribution and service fees, Class C	105	18	13
Administration fees	162	34	8
Transfer agent fees and expenses	201	53	10
Interest expense and fees	—	1	—
Registration fees	61	43	39
Printing fees and expenses	40	13	5
Custodian fees	47	7	20
Professional fees	33	31	36
Trustees’ fees and expenses	11	2	1
Miscellaneous expenses	11	7	4

Total expenses	1,888	468	195
Less expenses reimbursed and/or waived by investment adviser	(164)	(92)	(96)
Earnings credit from custodian	(4)	(2)	(1)

Net expenses	1,720	374	98

Net investment income (loss)	2,016	322	15

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	683	(683)	(413)
Net realized gain (loss) on foreign currency transactions	(9)	2	(1)
Net change in unrealized appreciation (depreciation) on investments	12,064	1,592	663
Net change in unrealized appreciation (depreciation) on foreign currency translation	(1)	1	(1)

Net gain (loss) on investments	12,737	912	248

Net increase (decrease) in net assets resulting from operations	$14,753	$1,234	$263

(1) Amount is less than $500.

See Notes to Financial Statements

62

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2016

($ reported in thousands)

	International Real Estate Securities Fund	International Small-Cap Fund	International Wealth Masters Fund

Investment Income
Dividends	$1,301	$1,503	$127
Interest	—	— (1)	—	(1)
Security lending, net of fees	—	— (1)	7
Foreign taxes withheld	(120)	(137)	(15)

Total investment income	1,181	1,366	119

Expenses
Investment advisory fees	369	412	46
Service fees, Class A	27	5	—	(1)
Distribution and service fees, Class C	22	14	1
Administration fees	47	52	7
Transfer agent fees and expenses	59	64	3
Registration fees	45	61	50
Printing fees and expenses	15	14	2
Custodian fees	44	19	15
Professional fees	30	33	39
Trustees’ fees and expenses	3	3	—	(1)
Miscellaneous expenses	6	11	4

Total expenses	667	688	167
Less expenses reimbursed and/or waived by investment adviser	(152)	(108)	(98)
Earnings credit from custodian	(1)	(3)	—	(1)

Net expenses	514	577	69

Net investment income (loss)	667	789	50

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	805	(2,264)	(67)
Net realized gain (loss) on foreign currency transactions	(3)	20	—	(1)
Net change in unrealized appreciation (depreciation) on investments	1,835	10,315	529
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	3	—	(1)

Net gain (loss) on investments	2,637	8,074	462

Net increase (decrease) in net assets resulting from operations	$3,304	$8,863	$512

(1) Amount is less than $500.

See Notes to Financial Statements

63

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,448	$1,469	$625	$1,466
Net realized gain (loss)	(474)	(1,824)	(5,938)	(7,612)
Net change in unrealized appreciation (depreciation)	3,189	(1,965)	8,498	(6,273)

Increase (decrease) in net assets resulting from operations	4,163	(2,320)	3,185	(12,419)

From Distributions to Shareholders
Net investment income, Class A	(32)	(30)	(25)	(22)
Net investment income, Class C	(16)	(20)	(15)	(11)
Net investment income, Class I	(1,230)	(1,082)	(1,133)	(1,735)
Net realized short-term gains, Class A	—	—	—	(6)
Net realized short-term gains, Class C	—	—	—	(4)
Net realized short-term gains, Class I	—	—	—	(397)
Tax return of capital, Class A	—	(7)	—	—
Tax return of capital, Class C	—	(6)	—	—
Tax return of capital, Class I	—	(226)	—	—

Decrease in net assets from distributions to shareholders	(1,278)	(1,371)	(1,173)	(2,175)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	67	(159)	53	(271)
Change in net assets from share transactions, Class C	(229)	(137)	(55)	10
Change in net assets from share transactions, Class I	1,145	(2,659)	(14,355)	(24,438)

Increase (decrease) in net assets from share transactions	983	(2,955)	(14,357)	(24,699)

Net increase (decrease) in net assets	3,868	(6,646)	(12,345)	(39,293)

Net Assets
Beginning of period	26,576	33,222	43,461	82,754

End of period	$30,444	$26,576	$31,116	$43,461

Accumulated undistributed net investment income (loss) at end of period	71	$(19)	311	$860

See Notes to Financial Statements

64

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Emerging Markets Small-Cap Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$108	$82
Net realized gain (loss)	(551)	(47)
Net change in unrealized appreciation (depreciation)	1,292	(1,174)

Increase (decrease) in net assets resulting from operations	849	(1,139)

From Distributions to Shareholders
Net investment income, Class A	(6)	(3)
Net investment income, Class C	— (1)	(1)
Net investment income, Class I	(83)	(60)
Net realized short-term gains, Class A	—	(5)
Net realized short-term gains, Class C	—	(3)
Net realized short-term gains, Class I	—	(102)

Decrease in net assets from distributions to shareholders	(89)	(174)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(6)	210
Change in net assets from share transactions, Class C	(31)	8
Change in net assets from share transactions, Class I	(135)	1,570

Increase (decrease) in net assets from share transactions	(172)	1,788

Net increase (decrease) in net assets	588	475

Net Assets
Beginning of period	4,331	3,856

End of period	$4,919	$4,331

Accumulated undistributed net investment income (loss) at end of period	95	$77

(1) Amount is less than $500.

See Notes to Financial Statements

65

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Infrastructure Fund		Global Opportunities Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,563	$4,013	$587	$461
Net realized gain (loss)	3,984	8,505	2,493	587
Net change in unrealized appreciation (depreciation)	9,681	(28,061)	14,109	1,200

Increase (decrease) in net assets resulting from operations	16,228	(15,543)	17,189	2,248

From Distributions to Shareholders
Net investment income, Class A	(1,232)	(1,851)	(223)	(458)
Net investment income, Class B	—	—	—	(1)
Net investment income, Class C	(502)	(809)	—	(9)
Net investment income, Class I	(982)	(1,738)	(202)	(230)
Net realized long-term gains, Class A	(3,613)	(600)	—	—
Net realized long-term gains, Class C	(2,361)	(301)	—	—
Net realized long-term gains, Class I	(2,645)	(524)	—	—

Decrease in net assets from distributions to shareholders	(11,335)	(5,823)	(425)	(698)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(11,912)	8,660	8,029	8,610
Change in net assets from share transactions, Class B	—	—	(254)	(191)
Change in net assets from share transactions, Class C	(12,563)	20,385	6,766	11,375
Change in net assets from share transactions, Class I	(10,903)	2,074	5,368	3,672

Increase (decrease) in net assets from share transactions	(35,378)	31,119	19,909	23,466

Net increase (decrease) in net assets	(30,485)	9,753	36,673	25,016

Net Assets
Beginning of period	152,305	142,552	140,778	115,762

End of period	$121,820	$152,305	$177,451	$140,778

Accumulated undistributed net investment income (loss) at end of period	$(5)	$152	$555	$398

See Notes to Financial Statements

66

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Real Estate Securities Fund		Greater European Opportunities Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,016	$1,610	$322	$214
Net realized gain (loss)	674	449	(681)	(104)
Net change in unrealized appreciation (depreciation)	12,063	626	1,593	184

Increase (decrease) in net assets resulting from operations	14,753	2,685	1,234	294

From Distributions to Shareholders
Net investment income, Class A	(519)	(613)	(86)	(82)
Net investment income, Class C	(50)	(119)	—	— (1)
Net investment income, Class I	(608)	(821)	(94)	(24)
Net realized short-term gains, Class A	(173)	(21)	—	—
Net realized short-term gains, Class C	(38)	(5)	—	—
Net realized short-term gains, Class I	(172)	(26)	—	—
Net realized long-term gains, Class A	(477)	(66)	—	(153)
Net realized long-term gains, Class C	(105)	(17)	—	(13)
Net realized long-term gains, Class I	(475)	(81)	—	(31)

Decrease in net assets from distributions to shareholders	(2,617)	(1,769)	(180)	(303)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	27,379	14,600	(2,522)	732
Change in net assets from share transactions, Class C	4,125	2,509	657	472
Change in net assets from share transactions, Class I	75,040	5,033	2,739	2,842

Increase (decrease) in net assets from share transactions	106,544	22,142	874	4,046

Net increase (decrease) in net assets	118,680	23,058	1,928	4,037

Net Assets
Beginning of period	77,395	54,337	20,621	16,584

End of period	$196,075	$77,395	$22,549	$20,621

Accumulated undistributed net investment income (loss) at end of period	$1,281	$298	$273	$126

(1) Amount is less than $500.

See Notes to Financial Statements

67

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Equity Fund		International Real Estate Securities Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$15	$36	$667	$1,783
Net realized gain (loss)	(414)	(791)	802	(140)
Net change in unrealized appreciation (depreciation)	662	(293)	1,835	(1,401)

Increase (decrease) in net assets resulting from operations	263	(1,048)	3,304	242

From Distributions to Shareholders
Net investment income, Class A	(6)	(30)	(135)	(778)
Net investment income, Class C	—	(1)	(6)	(117)
Net investment income, Class I	(26)	(54)	(307)	(1,837)
Net realized short-term gains, Class A	—	—	—	—
Net realized short-term gains, Class C	—	—	—	—
Net realized short-term gains, Class I	—	—	—	—
Net realized long-term gains, Class A	—	—	—	—
Net realized long-term gains, Class C	—	—	—	—
Net realized long-term gains, Class I	—	—	—	—

Decrease in net assets from distributions to shareholders	(32)	(85)	(448)	(2,732)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(584)	(1,652)	(4,508)	1,872
Change in net assets from share transactions, Class C	(760)	1,096	(397)	(182)
Change in net assets from share transactions, Class I	(1,804)	(1,529)	(2,557)	(2,108)

Increase (decrease) in net assets from share transactions	(3,148)	(2,085)	(7,462)	(418)

Net increase (decrease) in net assets	(2,917)	(3,218)	(4,606)	(2,908)

Net Assets
Beginning of period	7,936	11,154	39,640	42,548

End of period	$5,019	$7,936	$35,034	$39,640

Accumulated undistributed net investment income (loss) at end of period	$(14)	$(10)	$(582)	$(1,123)

See Notes to Financial Statements

68

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	International Small-Cap Fund		International Wealth Masters Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	From inception November 17, 2014 to September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$789	$825	$50	$52
Net realized gain (loss)	(2,244)	1,467	(67)	86
Net change in unrealized appreciation (depreciation)	10,318	(9,603)	529	(380)

Increase (decrease) in net assets resulting from operations	8,863	(7,311)	512	(242)

From Distributions to Shareholders
Net investment income, Class A	(32)	(31)	(1)	—
Net investment income, Class C	(8)	(18)	(1)	—
Net investment income, Class I	(826)	(770)	(68)	—
Net investment income, Class R6	(2)	(2)	—	—
Net realized short-term gains, Class A	(16)	(84)	(2)	—
Net realized short-term gains, Class C	(12)	(53)	(2)	—
Net realized short-term gains, Class I	(338)	(1,927)	(72)	—
Net realized short-term gains, Class R6	(1)	(4)	—	—
Net realized long-term gains, Class A	(20)	(46)	—	—
Net realized long-term gains, Class C	(15)	(29)	—	—
Net realized long-term gains, Class I	(440)	(1,050)	—	—
Net realized long-term gains, Class R6	(1)	(2)	—	—

Decrease in net assets from distributions to shareholders	(1,711)	(4,016)	(146)	—

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(280)	(107)	95	135
Change in net assets from share transactions, Class C	(264)	612	(7)	124
Change in net assets from share transactions, Class I	(6,608)	4,425	140	4,825
Change in net assets from share transactions, Class R6	4	109	—	—

Increase (decrease) in net assets from share transactions	(7,148)	5,039	228	5,084

Net increase (decrease) in net assets	4	(6,288)	594	4,842

Net Assets
Beginning of period	43,982	50,270	4,842	—

End of period	$43,986	$43,982	$5,436	$4,842

Accumulated undistributed net investment income (loss) at end of period	$469	$516	$50	$64

See Notes to Financial Statements

69

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets
Debt Fund
Class A
10/1/15 to 9/30/16	$8.54	0.44	0.86	1.30	(0.39)	—	—	(0.39)	0.91	$9.45	15.58%	$864	1.35	%(8)	1.54%		4.95%		49%
10/1/14 to 9/30/15	9.69	0.44	(1.18)	(0.74)	(0.33)	—	(0.08)	(0.41)	(1.15)	8.54	(7.85)	718	1.35		1.48		4.80		47
10/1/13 to 9/30/14	9.43	0.47	0.26	0.73	(0.46)	—	(0.01)	(0.47)	0.26	9.69	7.83	982	1.35		1.52		4.88		39
10/1/12 to 9/30/13	10.09	0.48	(0.64)	(0.16)	(0.48)	(0.02)	—	(0.50)	(0.66)	9.43	(1.94)	3,200	1.35		1.55		4.92		60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90 (4)	101	1.35	(3)	3.49	(3)	3.35	(3)	13	(4)

Class C
10/1/15 to 9/30/16	$8.54	0.37	0.85	1.22	(0.32)	—	—	(0.32)	0.90	$9.44	14.60%	$377	2.10	%(8)	2.28%		4.20%		49%
10/1/14 to 9/30/15	9.68	0.37	(1.17)	(0.80)	(0.26)	—	(0.08)	(0.34)	(1.14)	8.54	(8.44)	565	2.10		2.23		4.06		47
10/1/13 to 9/30/14	9.42	0.40	0.25	0.65	(0.38)	—	(0.01)	(0.39)	0.26	9.68	7.03	788	2.10		2.21		4.08		39
10/1/12 to 9/30/13	10.09	0.41	(0.66)	(0.25)	(0.40)	(0.02)	—	(0.42)	(0.67)	9.42	(2.68)	374	2.10		2.32		4.11		60
9/5/12(6) to 9/30/12	10.00	0.02	0.07	0.09	—	—	—	—	0.09	10.09	0.90 (4)	110	2.10	(3)	4.26	(3)	2.63	(3)	13	(4)

Class I
10/1/15 to 9/30/16	$8.54	0.46	0.86	1.32	(0.41)	—	—	(0.41)	0.91	$9.45	15.88%	$29,203	1.10	%(8)	1.29%		5.21%		49%
10/1/14 to 9/30/15	9.68	0.46	(1.17)	(0.71)	(0.35)	—	(0.08)	(0.43)	(1.14)	8.54	(7.52)	25,293	1.10		1.23		5.05		47
10/1/13 to 9/30/14	9.42	0.49	0.26	0.75	(0.48)	—	(0.01)	(0.49)	0.26	9.68	8.11	31,452	1.10		1.23		5.09		39
10/1/12 to 9/30/13	10.10	0.50	(0.66)	(0.16)	(0.50)	(0.02)	—	(0.52)	(0.68)	9.42	(1.80)	24,686	1.10		1.33		4.99		60
9/5/12(6) to 9/30/12	10.00	0.02	0.08	0.10	—	—	—	—	0.10	10.10	1.00 (4)	25,036	1.10	(3)	3.24	(3)	3.61	(3)	13	(4)
Emerging Markets
Equity Income Fund
Class A
10/1/15 to 9/30/16	$8.30	0.16	0.84	1.00	(0.27)	—	—	(0.27)	0.73	$9.03	12.42%	$870	1.76	%(8)(9)	2.17%		1.95%		74%
10/1/14 to 9/30/15	10.54	0.20	(2.18)	(1.98)	(0.21)	(0.05)	—	(0.26)	(2.24)	8.30	(19.13)	727	1.75		1.76		2.04		72
10/1/13 to 9/30/14	10.57	0.21	(0.05)	0.16	(0.19)	—	—	(0.19)	(0.03)	10.54	1.54	1,210	1.75		1.95		1.96		72
10/1/12 to 9/30/13	10.59	0.31	(0.07)	0.24	(0.07)	(0.19)	—	(0.26)	(0.02)	10.57	2.19	830	1.75		2.90		3.00		100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.60	0.59	—	—	—	—	0.59	10.59	5.90 (4)	106	1.75	(3)	10.28	(3)	(0.78	)(3)	37	(4)

Class C
10/1/15 to 9/30/16	$8.26	0.10	0.83	0.93	(0.21)	—	—	(0.21)	0.72	$8.98	11.54%	$638	2.51	%(8)(9)	2.90%		1.18%		74%
10/1/14 to 9/30/15	10.50	0.14	(2.19)	(2.05)	(0.14)	(0.05)	—	(0.19)	(2.24)	8.26	(19.78)	638	2.50		2.52		1.42		72
10/1/13 to 9/30/14	10.54	0.15	(0.07)	0.08	(0.12)	—	—	(0.12)	(0.04)	10.50	0.80	799	2.50		2.65		1.39		72
10/1/12 to 9/30/13	10.58	0.20	(0.03)	0.17	(0.02)	(0.19)	—	(0.21)	(0.04)	10.54	1.48	417	2.50		3.77		1.89		100
9/5/12(6) to 9/30/12	10.00	(0.01)	0.59	0.58	—	—	—	—	0.58	10.58	5.80 (4)	106	2.50	(3)	11.03	(3)	(1.54	)(3)	37	(4)

Class I
10/1/15 to 9/30/16	$8.31	0.16	0.86	1.02	(0.29)	—	—	(0.29)	0.73	$9.04	12.69%	$29,608	1.51	%(8)(9)	1.88%		1.90%		74%
10/1/14 to 9/30/15	10.56	0.21	(2.17)	(1.96)	(0.24)	(0.05)	—	(0.29)	(2.25)	8.31	(18.95)	42,096	1.50		1.51		2.14		72
10/1/13 to 9/30/14	10.58	0.27	(0.08)	0.19	(0.21)	—	—	(0.21)	(0.02)	10.56	1.87	80,745	1.50		1.51		2.60		72
10/1/12 to 9/30/13	10.59	0.27	(0.01)	0.26	(0.08)	(0.19)	—	(0.27)	(0.01)	10.58	2.39	8,655	1.50		2.87		2.56		100
9/5/12(6) to 9/30/12	10.00	— (5)	0.59	0.59	—	—	—	—	0.59	10.59	5.90 (4)	5,082	1.50	(3)	10.03	(3)	(0.54	)(3)	37	(4)
Emerging Markets
Small-Cap Fund
Class A
10/1/15 to 9/30/16	$7.85	0.18	1.41	1.59	(0.15)	—	—	(0.15)	1.44	$9.29	20.66%	$382	1.86	%(8)(9)	3.77%		2.18%		34%
10/1/14 to 9/30/15	10.32	0.16	(2.28)	(2.12)	(0.12)	(0.23)	—	(0.35)	(2.47)	7.85	(21.20)	332	1.85		3.62		1.73		35
12/17/13(6) to 9/30/14	10.00	0.18	0.16	0.34	(0.02)	—	—	(0.02)	0.32	10.32	3.45 (4)	217	1.85	(3)	4.82	(3)	2.25	(3)	44	(4)

Class C
10/1/15 to 9/30/16	$7.80	0.12	1.41	1.53	(0.02)	—	—	(0.02)	1.51	$9.31	19.62%	$117	2.61	%(8)(9)	4.51%		1.39%		34%
10/1/14 to 9/30/15	10.26	0.07	(2.24)	(2.17)	(0.06)	(0.23)	—	(0.29)	(2.46)	7.80	(21.68)	128	2.60		4.34		0.76		35
12/17/13(6) to 9/30/14	10.00	0.12	0.16	0.28	(0.02)	—	—	(0.02)	0.26	10.26	2.82 (4)	159	2.60	(3)	5.59	(3)	1.54	(3)	44	(4)

Class I
10/1/15 to 9/30/16	$7.88	0.20	1.41	1.61	(0.18)	—	—	(0.18)	1.43	$9.31	20.82%	$4,420	1.61	%(8)(9)	3.53%		2.44%		34%
10/1/14 to 9/30/15	10.34	0.18	(2.28)	(2.10)	(0.13)	(0.23)	—	(0.36)	(2.46)	7.88	(20.96)	3,871	1.60		3.35		1.87		35
12/17/13(6) to 9/30/14	10.00	0.20	0.17	0.37	(0.03)	—	—	(0.03)	0.34	10.34	3.66 (4)	3,480	1.60	(3)	4.64	(3)	2.50	(3)	44	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

70

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Infrastructure
Fund
Class A
10/1/15 to 9/30/16	$13.62	0.29	1.54	1.83	(0.33)	(0.90)	(1.23)	0.60	$14.22	14.79%	$51,148	1.34	%(8)	1.34%	2.16%	17%
10/1/14 to 9/30/15	15.38	0.36	(1.60)	(1.24)	(0.39)	(0.13)	(0.52)	(1.76)	13.62	(8.27)	60,744	1.22		1.22	2.38	27
10/1/13 to 9/30/14	13.94	0.71	1.40	2.11	(0.67)	—	(0.67)	1.44	15.38	15.21	60,673	1.29		1.29	4.69	24
10/1/12 to 9/30/13	12.88	0.35	1.05	1.40	(0.34)	—	(0.34)	1.06	13.94	11.05	53,354	1.28		1.28	2.62	14
10/1/11 to 9/30/12	10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	12.88	20.80	36,347	1.32		1.32	2.59	21

Class C
10/1/15 to 9/30/16	$13.57	0.19	1.53	1.72	(0.22)	(0.90)	(1.12)	0.60	$14.17	13.94%	$29,616	2.08	%(8)	2.08%	1.42%	17%
10/1/14 to 9/30/15	15.33	0.25	(1.59)	(1.34)	(0.29)	(0.13)	(0.42)	(1.76)	13.57	(8.94)	41,039	1.97		1.97	1.66	27
10/1/13 to 9/30/14	13.90	0.58	1.41	1.99	(0.56)	—	(0.56)	1.43	15.33	14.37	26,322	2.04		2.04	3.82	24
10/1/12 to 9/30/13	12.85	0.25	1.05	1.30	(0.25)	—	(0.25)	1.05	13.90	10.23	17,969	2.03		2.03	1.85	14
10/1/11 to 9/30/12	10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	12.85	19.97	9,117	2.07		2.07	1.88	21

Class I
10/1/15 to 9/30/16	$13.63	0.32	1.54	1.86	(0.36)	(0.90)	(1.26)	0.60	$14.23	15.07%	$41,056	1.08	%(8)	1.08%	2.37%	17%
10/1/14 to 9/30/15	15.38	0.39	(1.58)	(1.19)	(0.43)	(0.13)	(0.56)	(1.75)	13.63	(7.98)	50,522	0.97		0.97	2.61	27
10/1/13 to 9/30/14	13.94	0.74	1.41	2.15	(0.71)	—	(0.71)	1.44	15.38	15.49	55,557	1.04		1.04	4.87	24
10/1/12 to 9/30/13	12.89	0.39	1.04	1.43	(0.38)	—	(0.38)	1.05	13.94	11.23	70,485	1.03		1.03	2.86	14
10/1/11 to 9/30/12	10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	12.89	21.19	48,830	1.07		1.07	2.85	21
Global Opportunities
Fund
Class A
10/1/15 to 9/30/16	$12.32	0.05	1.35	1.40	(0.03)	—	(0.03)	1.37	$13.69	11.38%	$105,967	1.47	%(8)	1.48%	0.37%	29%
10/1/14 to 9/30/15	12.12	0.05	0.21	0.26	(0.06)	—	(0.06)	0.20	12.32	2.15	87,769	1.45		1.45	0.42	40
10/1/13 to 9/30/14	11.07	0.08	1.04	1.12	(0.07)	—	(0.07)	1.05	12.12	10.18	77,738	1.48		1.46	0.70	41
10/1/12 to 9/30/13	9.91	0.07	1.12	1.19	(0.03)	—	(0.03)	1.16	11.07	12.05	78,434	1.55		1.50	0.69	61
10/1/11 to 9/30/12	7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	9.91	25.80	71,592	1.55		1.55	0.53	73

Class B
10/1/15 to 9/30/16	$10.85	(0.05)	1.20	1.15	—	—	—	1.15	$12.00	10.60%	$259	2.22	%(8)	2.23%	(0.41)%	29%
10/1/14 to 9/30/15	10.73	(0.06)	0.20	0.14	(0.02)	—	(0.02)	0.12	10.85	1.33	474	2.20		2.20	(0.50)	40
10/1/13 to 9/30/14	9.81	(0.01)	0.93	0.92	—	—	—	0.92	10.73	9.38	652	2.23		2.21	(0.09)	41
10/1/12 to 9/30/13	8.82	(0.01)	1.00	0.99	—	—	—	0.99	9.81	11.22	798	2.30		2.25	(0.10)	61
10/1/11 to 9/30/12	7.06	(0.02)	1.78	1.76	—	—	—	1.76	8.82	24.93	1,048	2.30		2.30	(0.28)	73

Class C
10/1/15 to 9/30/16	$10.79	(0.04)	1.18	1.14	—	—	—	1.14	$11.93	10.57%	$23,070	2.23	%(8)	2.24%	(0.34)%	29%
10/1/14 to 9/30/15	10.66	(0.01)	0.16	0.15	(0.02)	—	(0.02)	0.13	10.79	1.42	14,431	2.21		2.21	(0.13)	40
10/1/13 to 9/30/14	9.76	— (5)	0.91	0.91	(0.01)	—	(0.01)	0.90	10.66	9.32	3,455	2.23		2.21	(0.04)	41
10/1/12 to 9/30/13	8.77	— (5)	0.99	0.99	—	—	—	0.99	9.76	11.29	2,963	2.30		2.24	(0.03)	61
10/1/11 to 9/30/12	7.02	(0.02)	1.77	1.75	—	—	—	1.75	8.77	24.93	1,700	2.30		2.30	(0.25)	73

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

71

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Opportunities
Fund (Continued)
Class I
10/1/15 to 9/30/16	$12.32	0.08		1.35	1.43	(0.06)	—	(0.06)	1.37	$13.69	11.65%	$48,155	1.23	%(8)	1.23%	0.64%	29%
10/1/14 to 9/30/15	12.11	0.08		0.21	0.29	(0.08)	—	(0.08)	0.21	12.32	2.37	38,104	1.20		1.20	0.67	40
10/1/13 to 9/30/14	11.07	0.11		1.05	1.16	(0.12)	—	(0.12)	1.04	12.11	10.49	33,917	1.23		1.21	0.97	41
10/1/12 to 9/30/13	9.91	0.10		1.12	1.22	(0.06)	—	(0.06)	1.16	11.07	12.36	29,540	1.30		1.30	0.94	61
8/8/12(6) to 9/30/12	9.38	—	(5)	0.53	0.53	—	—	—	0.53	9.91	5.54 (4)	23,617	1.30	(3)	1.30 (3)	0.02 (3)	73 (4)
Global Real Estate
Securities Fund
Class A
10/1/15 to 9/30/16	$26.19	0.40		3.12	3.52	(0.33)	(0.41)	(0.74)	2.78	$28.97	13.75%	$68,087	1.41	%(8)(9)	1.54%	1.45%	22%
10/1/14 to 9/30/15	25.18	0.66		1.08	1.74	(0.64)	(0.09)	(0.73)	1.01	26.19	6.83	36,315	1.40		1.50	2.45	27
10/1/13 to 9/30/14	23.14	0.38		2.19	2.57	(0.36)	(0.17)	(0.53)	2.04	25.18	11.36	21,502	1.40		1.57	1.52	29
10/1/12 to 9/30/13	22.40	0.35		1.09	1.44	(0.70)	—	(0.70)	0.74	23.14	6.48	15,306	1.40		1.66	1.51	18
10/1/11 to 9/30/12	17.78	0.33		4.77	5.10	(0.11)	(0.37)	(0.48)	4.62	22.40	29.21	8,695	1.40		2.37	1.61	31

Class C
10/1/15 to 9/30/16	$25.71	0.20		3.06	3.26	(0.15)	(0.41)	(0.56)	2.70	$28.41	12.89%	$13,560	2.16	%(8)(9)	2.29%	0.73%	22%
10/1/14 to 9/30/15	24.77	0.45		1.07	1.52	(0.49)	(0.09)	(0.58)	0.94	25.71	6.07	8,421	2.15		2.26	1.68	27
10/1/13 to 9/30/14	22.78	0.22		2.13	2.35	(0.19)	(0.17)	(0.36)	1.99	24.77	10.51	5,850	2.15		2.32	0.92	29
10/1/12 to 9/30/13	22.14	0.18		1.08	1.26	(0.62)	—	(0.62)	0.64	22.78	5.70	3,545	2.15		2.41	0.80	18
10/1/11 to 9/30/12	17.65	0.17		4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	22.14	28.18	1,356	2.15		3.11	0.83	31

Class I
10/1/15 to 9/30/16	$26.37	0.51		3.11	3.62	(0.39)	(0.41)	(0.80)	2.82	$29.19	14.06%	$114,428	1.16	%(8)(9)	1.29%	1.79%	22%
10/1/14 to 9/30/15	25.33	0.73		1.10	1.83	(0.70)	(0.09)	(0.79)	1.04	26.37	7.11	32,659	1.15		1.25	2.69	27
10/1/13 to 9/30/14	23.28	0.41		2.22	2.63	(0.41)	(0.17)	(0.58)	2.05	25.33	11.60	26,985	1.15		1.32	1.65	29
10/1/12 to 9/30/13	22.51	0.42		1.09	1.51	(0.74)	—	(0.74)	0.77	23.28	6.78	25,332	1.15		1.41	1.78	18
10/1/11 to 9/30/12	17.85	0.45		4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	22.51	29.50	12,063	1.15		1.93	2.04	31
Greater European
Opportunities Fund
Class A
10/1/15 to 9/30/16	$15.20	0.17		0.59	0.76	(0.10)	—	(0.10)	0.66	$15.86	4.99%	$11,364	1.46	%(8)(9)	1.82%	1.06%	49%
10/1/14 to 9/30/15	15.32	0.16		0.01	0.17	(0.10)	(0.19)	(0.29)	(0.12)	15.20	1.19	13,306	1.45		1.89	1.02	35
10/1/13 to 9/30/14	15.87	0.09		(0.22)	(0.13)	(0.06)	(0.36)	(0.42)	(0.55)	15.32	(0.88)	12,703	1.45		1.91	0.54	65
10/1/12 to 9/30/13	14.20	0.13		2.09	2.22	(0.12)	(0.43)	(0.55)	1.67	15.87	15.92	13,433	1.45		2.22	0.86	75
10/1/11 to 9/30/12	11.80	0.16		2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	14.20	26.75	6,513	1.45		2.82	1.26	49

Class C
10/1/15 to 9/30/16	$14.95	0.04		0.59	0.63	—	—	—	0.63	$15.58	4.21%	$2,292	2.23	%(8)(9)	2.58%	0.26%	49%
10/1/14 to 9/30/15	15.08	0.05		0.01	0.06	— (5)	(0.19)	(0.19)	(0.13)	14.95	0.43	1,564	2.20		2.64	0.34	35
10/1/13 to 9/30/14	15.71	(0.02)		(0.23)	(0.25)	(0.02)	(0.36)	(0.38)	(0.63)	15.08	(1.62)	1,130	2.20		2.67	(0.12)	65
10/1/12 to 9/30/13	14.10	0.03		2.07	2.10	(0.06)	(0.43)	(0.49)	1.61	15.71	15.11	607	2.20		2.92	0.21	75
10/1/11 to 9/30/12	11.69	0.07		2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	14.10	25.73	187	2.20		3.57	0.52	49

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

72

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Greater European
Opportunities Fund (Continued)
Class I
10/1/15 to 9/30/16	$15.26	0.25	0.54	0.79	(0.14)	—	(0.14)	0.65	$15.91	5.22%	$8,893	1.22	%(8)(9)	1.56%	1.57%	49%
10/1/14 to 9/30/15	15.38	0.24	(0.02)	0.22	(0.15)	(0.19)	(0.34)	(0.12)	15.26	1.47	5,751	1.20		1.63	1.55	35
10/1/13 to 9/30/14	15.92	0.14	(0.24)	(0.10)	(0.08)	(0.36)	(0.44)	(0.54)	15.38	(0.64)	2,751	1.20		1.68	0.89	65
10/1/12 to 9/30/13	14.23	0.06	2.20	2.26	(0.14)	(0.43)	(0.57)	1.69	15.92	16.19	1,918	1.20		1.96	0.39	75
10/1/11 to 9/30/12	11.83	0.17	2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	14.23	26.99	155	1.20		2.57	1.32	49
International Equity Fund
Class A
10/1/15 to 9/30/16	$9.80	0.03	0.42	0.45	(0.03)	—	(0.03)	0.42	$10.22	4.64%	$1,402	1.51	%(8)(9)	3.05%	0.28%	70%
10/1/14 to 9/30/15	10.90	0.03	(1.05)	(1.02)	(0.08)	—	(0.08)	(1.10)	9.80	(9.43)	1,923	1.50		2.27	0.25	94
10/1/13 to 9/30/14	10.50	0.13	0.64	0.77	(0.24)	(0.13)	(0.37)	0.40	10.90	7.42	3,915	1.50		2.42	1.18	115
10/1/12 to 9/30/13	10.87	0.16	1.19	1.35	(0.25)	(1.47)	(1.72)	(0.37)	10.50	13.38	170	1.50		1.95	1.41	277
10/1/11 to 9/30/12	9.79	0.21	1.36	1.57	(0.30)	(0.19)	(0.49)	1.08	10.87	16.58	193	1.50		1.80	2.02	25

Class C
10/1/15 to 9/30/16	$9.60	(0.05)	0.42	0.37	—	—	—	0.37	$9.97	3.85%	$967	2.26	%(8)(9)	3.76%	(0.52)%	70%
10/1/14 to 9/30/15	10.68	(0.02)	(1.05)	(1.07)	(0.01)	—	(0.01)	(1.08)	9.60	(10.01)	1,689	2.25		3.06	(0.17)	94
10/1/13 to 9/30/14	10.37	0.04	0.62	0.66	(0.22)	(0.13)	(0.35)	0.31	10.68	6.56	804	2.25		3.13	0.38	115
10/1/12 to 9/30/13	10.77	0.08	1.20	1.28	(0.21)	(1.47)	(1.68)	(0.40)	10.37	12.53	124	2.25		2.73	0.70	277
10/1/11 to 9/30/12	9.76	0.20	1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	10.77	15.37	115	2.25		2.51	1.94	25

Class I
10/1/15 to 9/30/16	$9.78	0.05	0.43	0.48	(0.07)	—	(0.07)	0.41	$10.19	4.89%	$2,650	1.26	%(8)(9)	2.76%	0.50%	70%
10/1/14 to 9/30/15	10.87	0.07	(1.06)	(0.99)	(0.10)	—	(0.10)	(1.09)	9.78	(9.14)	4,324	1.25		2.02	0.61	94
10/1/13 to 9/30/14	10.45	0.14	0.65	0.79	(0.24)	(0.13)	(0.37)	0.42	10.87	7.67	6,435	1.25		2.19	1.24	115
10/1/12 to 9/30/13	10.82	0.22	1.16	1.38	(0.28)	(1.47)	(1.75)	(0.37)	10.45	13.68	2,185	1.25		1.54	1.97	277
10/1/11 to 9/30/12	9.80	0.30	1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	10.82	16.47	26,398	1.25		1.50	2.94	25
International Real
Estate Securities Fund
Class A
10/1/15 to 9/30/16	$6.63	0.11	0.58	0.69	(0.07)	—	(0.07)	0.62	$7.25	10.47%	$8,680	1.51	%(8)(9)	1.91%	1.60%	26%
10/1/14 to 9/30/15	7.03	0.28	(0.21)	0.07	(0.47)	—	(0.47)	(0.40)	6.63	0.94	12,415	1.50		1.78	4.09	27
10/1/13 to 9/30/14	6.61	0.16	0.39	0.55	(0.13)	—	(0.13)	0.42	7.03	8.61	11,257	1.50		1.73	2.38	32
10/1/12 to 9/30/13	6.50	0.15	0.45	0.60	(0.49)	—	(0.49)	0.11	6.61	9.39	10,234	1.50		1.75	2.23	22
10/1/11 to 9/30/12	5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	6.50	27.35	3,916	1.50		1.85	2.69	41

Class C
10/1/15 to 9/30/16	$6.59	0.07	0.57	0.64	(0.02)	—	(0.02)	0.62	$7.21	9.69%	$2,006	2.26	%(8)(9)	2.68%	0.97%	26%
10/1/14 to 9/30/15	6.97	0.23	(0.20)	0.03	(0.41)	—	(0.41)	(0.38)	6.59	0.29	2,226	2.25		2.52	3.36	27
10/1/13 to 9/30/14	6.56	0.12	0.38	0.50	(0.09)	—	(0.09)	0.41	6.97	7.75	2,553	2.25		2.48	1.68	32
10/1/12 to 9/30/13	6.48	0.09	0.46	0.55	(0.47)	—	(0.47)	0.08	6.56	8.55	1,911	2.25		2.49	1.35	22
10/1/11 to 9/30/12	5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	6.48	26.36	1,531	2.25		2.60	2.04	41

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

73

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Real
Estate Securities Fund (Continued)
Class I
10/1/15 to 9/30/16	$6.64	0.14		0.56	0.70	(0.08)	—	(0.08)	0.62	$7.26	10.72%		$24,348	1.26	%(8)(9)	1.68%	1.98%	26%
10/1/14 to 9/30/15	7.03	0.30		(0.20)	0.10	(0.49)	—	(0.49)	(0.39)	6.64	1.31		24,999	1.25		1.52	4.36	27
10/1/13 to 9/30/14	6.61	0.18		0.39	0.57	(0.15)	—	(0.15)	0.42	7.03	8.87		28,738	1.25		1.48	2.64	32
10/1/12 to 9/30/13	6.49	0.15		0.47	0.62	(0.50)	—	(0.50)	0.12	6.61	9.66		29,999	1.25		1.49	2.35	22
10/1/11 to 9/30/12	5.23	0.17		1.25	1.42	(0.16)	—	(0.16)	1.26	6.49	27.74		28,095	1.25		1.59	2.92	41
International
Small-Cap Fund
Class A
10/1/15 to 9/30/16	$10.85	0.21		2.38	2.59	(0.20)	(0.23)	(0.43)	2.16	$13.01	24.58%		$1,985	1.61	%(8)(9)	1.87%	1.80%	40%
10/1/14 to 9/30/15	13.70	0.17		(1.83)	(1.66)	(0.23)	(0.96)	(1.19)	(2.85)	10.85	(12.58)		1,916	1.60		1.74	1.41	64
10/1/13 to 9/30/14	13.20	0.47		0.41	0.88	(0.25)	(0.13)	(0.38)	0.50	13.70	6.65		2,477	1.60		1.73	3.31	44
10/1/12 to 9/30/13	10.09	0.30		2.91	3.21	(0.09)	(0.01)	(0.10)	3.11	13.20	31.97		403	1.60		2.51	2.52	26
9/5/12(6) to 9/30/12	10.00	0.02		0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	101	1.60	(3)	16.64 (3)	3.65 (3)	0 (4)

Class C
10/1/15 to 9/30/16	$10.72	0.12		2.37	2.49	(0.06)	(0.23)	(0.29)	2.20	$12.92	23.76%		$1,465	2.36	%(8)(9)	2.63%	1.02%	40%
10/1/14 to 9/30/15	13.63	0.08		(1.82)	(1.74)	(0.21)	(0.96)	(1.17)	(2.91)	10.72	(13.28)		1,464	2.35		2.49	0.65	64
10/1/13 to 9/30/14	13.16	0.24		0.54	0.78	(0.18)	(0.13)	(0.31)	0.47	13.63	5.89		1,194	2.35		2.49	1.73	44
10/1/12 to 9/30/13	10.09	0.19		2.93	3.12	(0.04)	(0.01)	(0.05)	3.07	13.16	30.92		374	2.35		3.34	1.62	26
9/5/12(6) to 9/30/12	10.00	0.02		0.07	0.09	—	—	—	0.09	10.09	0.90	(4)	107	2.35	(3)	17.43 (3)	2.86 (3)	0 (4)

Class I
10/1/15 to 9/30/16	$10.89	0.23		2.40	2.63	(0.25)	(0.23)	(0.48)	2.15	$13.04	24.94%		$40,424	1.36	%(8)(9)	1.62%	1.95%	40%
10/1/14 to 9/30/15	13.74	0.21		(1.85)	(1.64)	(0.25)	(0.96)	(1.21)	(2.85)	10.89	(12.43)		40,512	1.35		1.49	1.70	64
10/1/13 to 9/30/14	13.21	0.36		0.57	0.93	(0.27)	(0.13)	(0.40)	0.53	13.74	7.04		46,599	1.35		1.49	2.57	44
10/1/12 to 9/30/13	10.10	0.34		2.89	3.23	(0.11)	(0.01)	(0.12)	3.11	13.21	32.13		18,123	1.35		2.23	2.82	26
9/5/12(6) to 9/30/12	10.00	0.03		0.07	0.10	—	—	—	0.10	10.10	1.00	(4)	2,834	1.35	(3)	16.39 (3)	3.89 (3)	0 (4)

Class R6
10/1/15 to 9/30/16	$10.89	0.25		2.39	2.64	(0.27)	(0.23)	(0.50)	2.14	$13.03	25.06%		$112	1.27	%(8)(9)	1.52%	2.19%	40%
11/12/14(6) to 9/30/15	13.43	0.22		(1.55)	(1.33)	(0.25)	(0.96)	(1.21)	(2.54)	10.89	(10.41	)(4)	90	1.27	(3)	1.41 (3)	2.02 (3)	64 (4)
International Wealth
Masters Fund
Class A
10/1/15 to 9/30/16	$9.52	0.08		0.88	0.96	(0.12)	(0.15)	(0.27)	0.69	$10.21	10.29%		$232	1.56	%(8)(9)	3.28%	0.81%	34%
11/17/14(6) to 9/30/15	10.00	0.08		(0.56)	(0.48)	—	—	—	(0.48)	9.52	(4.80	)(4)	126	1.55	(3)	3.84 (3)	0.91 (3)	32 (4)

Class C
10/1/15 to 9/30/16	$9.46	—	(5)	0.87	0.87	(0.05)	(0.15)	(0.20)	0.67	$10.13	9.39%		$115	2.31	%(8)(9)	4.27%	0.00%	34%
11/17/14(6) to 9/30/15	10.00	0.01		(0.55)	(0.54)	—	—	—	(0.54)	9.46	(5.40	)(4)	114	2.30	(3)	4.59 (3)	0.14 (3)	32 (4)

Class I
10/1/15 to 9/30/16	$9.54	0.10		0.89	0.99	(0.14)	(0.15)	(0.29)	0.70	$10.24	10.62%		$5,089	1.31	%(8)(9)	3.25%	1.01%	34%
11/17/14(6) to 9/30/15	10.00	0.11		(0.57)	(0.46)	—	—	—	(0.46)	9.54	(4.60	)(4)	4,602	1.30	(3)	3.56 (3)	1.19 (3)	32 (4)
The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

74

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(8)	Earnings credits from custodian were not material, as reflected in the Statements of Operations, and had no impact on Financial Highlights.
(9)	Net expense ratios include extraordinary proxy expenses.

See Notes to Financial Statements

75

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 31 funds of the Trust are offered for sale, of which 11 (each a “Fund”) are reported in this annual report.

Each Fund has a distinct investment objective and is diversified.

The Funds’ investment objectives are outlined in each Fund’s summary page.

All of the Funds offer Class A shares, Class C shares, and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. The International Small-Cap Fund also offers Class R6 shares. For information regarding Qualifying Transactions, refer to each Fund’s prospectus.

Class A shares of the Emerging Markets Debt Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC. Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statements of Operations for the period, as applicable.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each Class bears different distribution and/or service fees under a Board-approved Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) and has exclusive voting rights with respect to such plans. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each Class of shares.

Note	2. Significant Accounting Policies

The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time)

76

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each domestic REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Emerging Markets Debt Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between

77

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2016, the Funds only hold assignment loans.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of the agreement, when doing so the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2016, the Greater European Opportunities Fund, International Small-Cap Fund and International Wealth Masters Fund had securities on loan with market values of $14, $128 and $82, and cash collateral of $15, $134 and $86, respectively ($ reported in thousands).

I.	Earnings Credit and Interest

Through arrangements with each Fund’s custodian, each Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce each Fund’s custody expenses. The credits are reflected as “Earnings credit from Custodian” and the interest is reflected under “Interest income” in each Fund’s Statements of Operations for the period, as applicable.

Note	3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss in the Statements of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Funds record a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as net realized gain (loss) from foreign currency transactions.

Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

The International Equity Fund invested in derivative instruments during the reporting period in the form of forward currency contracts. The primary type of risk associated with forward currency contracts is the risk associated with the conversion of foreign currency to U.S. dollars. The Fund may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio.

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SEPTEMBER 30, 2016

These forward currency contracts were executed under the ISDA 2002 Master Agreement without any Schedule thereto and without the requirement of posting any collateral to the counterparty.

For the period ended September 30, 2016, the International Equity Fund had less than $500 (not in thousands) in realized gain (loss) on foreign currency exchange contracts recognized in the Statement of Operations.

The Emerging Markets Small-Cap Fund sold warrants during the reporting period. The primary type of risk associated with warrants is equity risk. The outstanding warrants during the year were approximately consistent with the warrants at year-end. At September 30, 2016, there were no warrants outstanding.

The effect of warrants on the Statement of Operations for the period ended September 30, 2016, was as follows:

	Location of Gain (Loss) on Warrants Recognized in Income	Realized Gain (Loss) on Warrants Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Warrants	Net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments	$6	$(16)

Note	4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	First $1 Billion	$1+ Billion
Emerging Markets Debt Fund	0.75%	0.70%
Emerging Markets Equity Income Fund	1.05	1.00
Emerging Markets Small-Cap Fund	1.20	1.15
Greater European Opportunities Fund	0.85	0.80
International Small-Cap Fund	1.00	0.95
International Wealth Masters Fund	0.90	0.85

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Global Infrastructure Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85	0.80	0.75
Global Real Estate Securities Fund	0.85	0.80	0.75
International Real Estate Securities Fund	1.00	0.95	0.90

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
International Equity Fund	0.85%	0.80%	0.75%

During the period covered by these financial statements, the Emerging Markets Debt Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $1. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. The subadvisers and the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Emerging Markets Debt Fund	NF(1)	Greater European Opportunities Fund	Vontobel(5)
Emerging Markets Equity Income fund	KBI(2)	International Equity Fund	DPIM(4)(7)
Emerging Markets Small-Cap Fund	KAR(3)	International Real Estate Securities Fund	DPIM(4)
Global Infrastructure Fund	DPIM(4)	International Small-Cap Fund	KAR(3)
Global Opportunities Fund	Vontobel(5)	International Wealth Masters Fund	Horizon(6)
Global Real Estate Securities Fund	DPIM(4)

(1)	Newfleet Asset Management, LLC, an indirect wholly owned subsidiary of Virtus.
(2)	KBI Global Investors (North America) Ltd.
(3)	Kayne Anderson Rudnick Investment Management, LLC, an indirect wholly owned subsidiary of Virtus.
(4)	Duff & Phelps Investment Management Co., an indirect wholly owned subsidiary of Virtus.
(5)	Vontobel Asset Management, Inc.
(6)	Horizon Asset Management, LLC
(7)	Prior to September 7, 2016, Euclid Advisors LLC, an indirect wholly owned subsidiary of Virtus, was the subadviser to this Fund. (The portfolio manager did not change.)

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C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit the following Fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses), so that such expenses do not exceed the following percentages of the Fund’s average daily net asset values as listed below.

	Class A	Class B	Class C	Class I	Class R6	Through Date
Emerging Markets Debt Fund	1.35%	—%	2.10%	1.10%	—%	1/31/17
Emerging Markets Equity Income Fund	1.75	—	2.50	1.50	—	1/31/17
Emerging Markets Small-Cap Fund	1.85	—	2.60	1.60	—	1/31/17
Global Opportunities Fund	1.55	2.30	2.30	1.30	—	1/31/17
Global Real Estate Securities Fund	1.40	—	2.15	1.15	—	1/31/17
Greater European Opportunities Fund	1.45	—	2.20	1.20	—	1/31/17
International Equity Fund	1.50	—	2.25	1.25	—	1/31/17
International Real Estate Securities Fund	1.50	—	2.25	1.25	—	1/31/17
International Small-Cap Fund	1.60	—	2.35	1.35	1.26	1/31/17
International Wealth Masters Fund	1.55	—	2.30	1.30	—	1/31/17

D.	Expense Recapture

For certain Funds, the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three years after the date on which such waiver or reimbursement occurred. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
	2017	2018	2019	Total
Emerging Markets Debt Fund	$40	$38	$50	$128
Emerging Markets Equity Income Fund	13	6	124	$143
Emerging Markets Small-Cap Fund	80	79	87	$246
Global Real Estate Securities Fund	79	79	164	$322
Greater European Opportunities Fund	80	84	92	$256
International Equity Fund	74	71	96	$241
International Real Estate Securities Fund	100	114	152	$366
International Small-Cap Fund	60	67	108	$235
International Wealth Masters Fund	—	101	98	$199

E.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2016, it retained net commissions of $32 for Class A shares and deferred sales charges of $1, $—*, and $14 for Class A shares, Class B shares, and Class C shares, respectively.

* Amount is less than $500.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2016, the Funds incurred administration fees totaling $591 which are included in the Statements of Operations.

For the period ended September 30, 2016, the Funds incurred transfer agent fees totaling $912 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates held shares of certain Funds, which may be redeemed at any time, that aggregated the following:

	Shares	Aggregate Net Asset Value
Emerging Markets Debt Fund
Class A	12,037	$114
Class C	11,683	110
Class I	3,015,728	28,499

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SEPTEMBER 30, 2016

	Shares	Aggregate Net Asset Value
Emerging Markets Equity Income Fund
Class A	11,064	$100
Class C	10,784	97
Class I	256,887	2,322
Emerging Markets Small-Cap Fund
Class A	10,589	98
Class C	10,346	96
Class I	297,751	2,772
Global Infrastructure Fund
Class I	684,076	9,734
Global Real Estate Securities Fund
Class I	176,175	5,143
International Equity Fund
Class A	9,905	101
Class C	9,922	99
Class I	80,097	816
International Real Estate Securities Fund
Class A	314,922	2,283
Class I	766,372	5,564
International Small-Cap Fund
Class R6	8,599	112
International Wealth Masters Fund
Class A	10,283	105
Class C	10,215	103
Class I	494,692	5,065

H.	Investments in Affiliates

A summary of the Emerging Markets Debt Fund’s total long-term and short-term purchases and sales of affiliated underlying funds during the period ended September 30, 2016, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$143	$2	$144	$—	$4	$—

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note	5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2016, were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$13,587	$13,159
Emerging Markets Equity Income Fund	24,618	40,504
Emerging Markets Small-Cap Fund	1,467	1,651
Global Infrastructure Fund	21,472	64,420
Global Opportunities Fund	71,131	45,998
Global Real Estate Securities Fund	130,367	27,988
Greater European Opportunities Fund	12,714	12,067
International Equity Fund	4,183	7,279
International Real Estate Securities Fund	9,440	17,521
International Small-Cap Fund	15,932	23,904
International Wealth Masters Fund	1,820	1,708

There were no purchases or sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2016.

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SEPTEMBER 30, 2016

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Emerging Markets Debt Fund				Emerging Markets Equity Income Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	32	$284	24	$221	68	$545	29	$291
Reinvestment of distributions	3	30	4	34	3	25	3	27
Shares repurchased	(29)	(247)	(45)	(414)	(62)	(517)	(59)	(589)

Net Increase / (Decrease)	6	$67	(17)	$(159)	9	$53	(27)	$(271)

Class C
Sale of shares	9	$73	44	$408	9	$73	26	$248
Reinvestment of distributions	2	15	3	26	2	15	1	15
Shares repurchased	(37)	(317)	(62)	(571)	(17)	(143)	(26)	(253)

Net Increase / (Decrease)	(26)	$(229)	(15)	$(137)	(6)	$(55)	1	$10

Class I
Sale of shares	25	$214	144	$1,329	846	$7,254	1,722	$16,430
Reinvestment of distributions	139	1,237	143	1,307	21	169	34	343
Shares repurchased	(36)	(306)	(574)	(5,295)	(2,659)	(21,778)	(4,333)	(41,211)

Net Increase / (Decrease)	128	$1,145	(287)	$(2,659)	(1,792)	$(14,355)	(2,577)	$(24,438)

	Emerging Markets Small-Cap Fund				Global Infrastructure Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	9	$76	25	$240	578	$7,838	2,224	$33,956
Reinvestment of distributions	1	6	1	8	361	4,488	153	2,277
Shares repurchased	(11)	(88)	(5)	(38)	(1,802)	(24,238)	(1,863)	(27,573)

Net Increase / (Decrease)	(1)	$(6)	21	$210	(863)	$(11,912)	514	$8,660

Class C
Sale of shares	2	$14	— (1)	$4	221	$2,931	2,414	$36,729
Reinvestment of distributions	— (1)	— (2)	1	4	201	2,471	62	917
Shares repurchased	(6)	(45)	—	—	(1,356)	(17,965)	(1,168)	(17,261)

Net Increase / (Decrease)	(4)	$(31)	1	$8	(934)	$(12,563)	1,308	$20,385

Class I
Sale of shares	112	$878	274	$2,666	1,348	$18,253	1,858	$28,316
Reinvestment of distributions	10	78	17	161	253	3,158	135	2,016
Shares repurchased	(139)	(1,091)	(136)	(1,257)	(2,424)	(32,314)	(1,897)	(28,258)

Net Increase / (Decrease)	(17)	$(135)	155	$1,570	(823)	$(10,903)	96	$2,074

(1)	Amount is less than 500.
(2)	Amount is less than $500.

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SEPTEMBER 30, 2016

	Global Opportunities Fund				Global Real Estate Securities Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,313	$30,155	2,304	$28,851	1,668	$46,534	1,115	$30,347
Reinvestment of distributions	16	202	34	423	44	1,163	25	689
Shares repurchased	(1,718)	(22,328)	(1,625)	(20,664)	(749)	(20,318)	(608)	(16,436)

Net Increase / (Decrease)	611	$8,029	713	$8,610	963	$27,379	532	$14,600

Class B
Sale of shares	—	$—	—	$—	—	$—	—	$—
Reinvestment of distributions	—	—	— (1)	1	—	—	—	—
Shares repurchased	(22)	(254)	(17)	(192)	—	—	—	—

Net Increase / (Decrease)	(22)	$(254)	(17)	$(191)	—	$—	—	$—

Class C
Sale of shares	1,158	$13,134	1,293	$14,518	236	$6,500	188	$5,085
Reinvestment of distributions	—	—	1	6	7	190	5	134
Shares repurchased	(562)	(6,368)	(280)	(3,149)	(93)	(2,565)	(102)	(2,710)

Net Increase / (Decrease)	596	$6,766	1,014	$11,375	150	$4,125	91	$2,509

Class I
Sale of shares	1,467	$19,059	650	$8,210	3,406	$95,560	734	$20,228
Reinvestment of distributions	6	71	3	43	47	1,232	33	912
Shares repurchased	(1,050)	(13,762)	(361)	(4,581)	(771)	(21,752)	(594)	(16,107)

Net Increase / (Decrease)	423	$5,368	292	$3,672	2,682	$75,040	173	$5,033

	Greater European Opportunities Fund				International Equity Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	356	$5,574	420	$6,463	23	$229	287	$3,013
Reinvestment of distributions	6	86	16	236	1	6	3	30
Shares repurchased	(520)	(8,182)	(390)	(5,967)	(83)	(819)	(453)	(4,695)

Net Increase / (Decrease)	(158)	$(2,522)	46	$732	(59)	$(584)	(163)	$(1,652)

Class C
Sale of shares	87	$1,345	64	$995	28	$270	122	$1,322
Reinvestment of distributions	—	—	1	13	—	—	— (1)	1
Shares repurchased	(45)	(688)	(35)	(536)	(107)	(1,030)	(21)	(227)

Net Increase / (Decrease)	42	$657	30	$472	(79)	$(760)	101	$1,096

Class I
Sale of shares	892	$14,069	415	$6,216	59	$567	178	$1,967
Reinvestment of distributions	6	94	3	46	3	26	5	53
Shares repurchased	(716)	(11,424)	(220)	(3,420)	(244)	(2,397)	(333)	(3,549)

Net Increase / (Decrease)	182	$2,739	198	$2,842	(182)	$(1,804)	(150)	$(1,529)

(1)	Amount is less than 500.

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SEPTEMBER 30, 2016

	International Real Estate Securities Fund				International Small-Cap Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2016		Year Ended September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	626	$4,261	522	$3,606	49	$578	105	$1,306
Reinvestment of distributions	20	133	116	773	6	67	14	161
Shares repurchased	(1,322)	(8,902)	(367)	(2,507)	(79)	(925)	(123)	(1,574)

Net Increase / (Decrease)	(676)	$(4,508)	271	$1,872	(24)	$(280)	(4)	$(107)

Class C
Sale of shares	31	$214	140	$982	37	$410	71	$884
Reinvestment of distributions	1	5	17	114	3	35	9	100
Shares repurchased	(92)	(616)	(185)	(1,278)	(63)	(709)	(31)	(372)

Net Increase / (Decrease)	(60)	$(397)	(28)	$(182)	(23)	$(264)	49	$612

Class I
Sale of shares	1,496	$10,464	1,960	$13,578	700	$8,053	2,141	$26,540
Reinvestment of distributions	46	299	270	1,808	140	1,563	317	3,641
Shares repurchased	(1,955)	(13,320)	(2,548)	(17,494)	(1,462)	(16,224)	(2,129)	(25,756)

Net Increase / (Decrease)	(413)	$(2,557)	(318)	$(2,108)	(622)	$(6,608)	329	$4,425

Class R6
Sale of shares	—	$—	—	$—	—	$—	7	$100
Reinvestment of distributions	—	—	—	—	— (1)	4	1	9
Shares repurchased	—	—	—	—	—	—	— (1)	— (2)

Net Increase / (Decrease)	—	$—	—	$—	— (1)	$4	8	$109

	International Wealth Masters Fund
	Year Ended September 30, 2016		From Inception November 17, 2014 to September 30, 2015
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	14	$137	14	$142
Reinvestment of distributions	— (1)	3	—	—
Shares repurchased	(5)	(45)	(1)	(7)

Net Increase / (Decrease)	9	$95	13	$135

Class C
Sale of shares	— (1)	$2	15	$149
Reinvestment of distributions	— (1)	2	—	—
Shares repurchased	(1)	(11)	(3)	(25)

Net Increase / (Decrease)	(1)	$(7)	12	$124

Class I
Sale of shares	—	$1	482	$4,826
Reinvestment of distributions	15	139	—	—
Shares repurchased	—	—	— (1)	(1)

Net Increase / (Decrease)	15	$140	482	$4,825

(1)	Amount is less than 500.
(2)	Amount is less than $500.

Note	7. 10% Shareholders

As of September 30, 2016, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Emerging Markets Debt Fund	94%	1	*
Emerging Markets Small-Cap Fund	89	2	*
Global Infrastructure Fund#	11	1

84

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

	% of Shares Outstanding	Number of Accounts
Global Opportunities Fund	16%	1
Global Real Estate Securities Fund#	39	3
Greater European Opportunities Fund	42	3
International Equity Fund	42	3	*
International Real Estate Securities Fund#	44	3	*
International Small-Cap Fund	81	1
International Wealth Masters Fund	93	1	*

*	Includes affiliated shareholder accounts.
#	The Fund is owned by Virtus Alternatives Diversifier Fund. Virtus Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2016, Virtus Alternatives Diversifier Fund was the owner of record of approximately 16% of the International Real Estate Securities Fund, 8% of the Global Infrastructure Fund, and 3% of the Global Real Estate Securities Fund.

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

At September 30, 2016, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Emerging Markets Equity Income Fund	Financials	31%
Emerging Markets Small-Cap Fund	Industrials	27%
Global Infrastructure Fund	Utilities	37%
Global Infrastructure Fund	Energy	26%
Global Opportunities Fund	Consumer Staples	30%
Greater European Opportunities Fund	Consumer Staples	42%
International Real Estate Securities Fund	Real Estate Operating Companies	35%
International Real Estate Securities Fund	Retail REITs	25%
International Real Estate Securities Fund	Diversified REITs	25%
International Small-Cap Fund	Information Technology	26%
International Wealth Masters Fund	Consumer Discretionary	29%

Note	9. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$29,173	$1,632	$(1,336)	$296
Emerging Markets Equity Income Fund	28,628	2,721	(1,039)	1,682
Emerging Markets Small-Cap Fund	4,919	232	(352)	(120)
Global Infrastructure Fund	112,845	15,002	(7,060)	7,942
Global Opportunities Fund	135,335	42,199	(789)	41,410
Global Real Estate Securities Fund	178,036	17,994	(2,885)	15,109
Greater European Opportunities Fund	17,779	4,016	(170)	3,846
International Equity Fund	3,818	795	(77)	718
International Real Estate Securities Fund	29,841	4,610	(278)	4,332
International Small-Cap Fund	42,201	4,213	(3,489)	724
International Wealth Masters Fund	5,384	598	(490)	108

85

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2018		2019		No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Emerging Markets Debt Fund	$—	$—	$—	$—	$479	$1,521	$479	$1,521
Emerging Markets Equity Income Fund	—	—	—	—	4,691	2,464	4,691	2,464
Emerging Markets Small-Cap Fund	—	—	—	—	1	89	1	89
Greater European Opportunities Fund	—	—	—	—	129	—	129	—
International Equity Fund	—	—	—	—	797	65	797	65
International Real Estate Securities Fund	3,884	—	884	—	1,829	732	6,597	732
International Small-Cap Fund	—	—	—	—	491	31	491	31
International Wealth Masters Fund	—	—	—	—	1	—	1	—

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2016, the following Funds utilized losses deferred in prior years against current year capital gains:

Global Opportunities Fund	$410
International Real Estate Securities Fund	421

Capital losses realized after October 31, and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2016, the Funds deferred and recognized losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Emerging Markets Debt Fund	$—	$—	$326	$1,395
Emerging Markets Equity Income Fund	—	—	5,759	5,981
Emerging Markets Small-Cap Fund	—	—	341	52
Global Infrastructure Fund	5	—	—	—
Global Opportunities Fund	—	—	—	1,262
Greater European Opportunities Fund	—	—	714	129
International Equity Fund	—	8	490	676
International Real Estate Securities Fund	—	—	201	88
International Small-Cap Fund	—	—	1,712	—
International Wealth Masters Fund	—	—	58	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Emerging Markets Debt Fund	$73	$—
Emerging Markets Equity Income Fund	312	—
Emerging Markets Small-Cap Fund	95	—
Global Infrastructure Fund	—	3,073
Global Opportunities Fund	555	767
Global Real Estate Securities Fund	4,025	203
Greater European Opportunities Fund	326	—
International Real Estate Securities Fund	2,083	—
International Small-Cap Fund	998	—
International Wealth Masters Fund	75	—

86

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The tax character of dividends and distributions paid during the years ended September 30, 2016, and 2015, was as follows:

	2016			2015
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Virtus Emerging Markets Debt Fund	$1,278	$—	$1,278	$1,132	$—	$239	$1,371
Virtus Emerging Markets Equity Income Fund	1,173	—	1,173	2,175	—	—	2,175
Virtus Emerging Markets Small-Cap Fund	89	—	89	174	—	—	174
Virtus Global Infrastructure Fund	2,716	8,619	11,335	4,398	1,425	—	5,823
Virtus Global Opportunities Fund	425	—	425	698	—	—	698
Virtus Global Real Estate Securities Fund	1,560	1,057	2,617	1,605	164	—	1,769
Virtus Greater European Opportunities Fund	180	—	180	107	196	—	303
Virtus International Equity Fund	32	—	32	85	—	—	85
Virtus International Real Estate Securities Fund	448	—	448	2,732	—	—	2,732
Virtus International Small-Cap Fund	1,234	477	1,711	2,889	1,127	—	4,016
Virtus International Wealth Masters Fund	146	—	146	—	—	—	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note	11. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2016, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Debt Fund	$—		$(81)	$81
Emerging Markets Equity Income Fund	—		(1)	1
Emerging Markets Small-Cap Fund	—		(1)	1
Global Infrastructure Fund	—		(4)	4
Global Opportunities Fund	—		(6)	6
Global Real Estate Securities Fund	—		144	(144)
Greater European Opportunities Fund	—		5	(5)
International Equity Fund	(13)		12	1
International Real Estate Securities Fund	—	(1)	322	(322)
International Small-Cap Fund	—		32	(32)
International Wealth Masters Fund	—		6	(6)

(1)	Amount is less than $500.

Note	12. Borrowings

($ reported in thousands)

On June 29, 2016, the Funds and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Funds to borrow cash from the Bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth of each Fund’s total net assets in accordance with the Agreement. The Agreement has a term of 364 days and is renewable by the Funds with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

From November 27, 2015, to December 3, 2015, the Emerging Markets Equity Income Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $629 and 1.24%, respectively. From February 4, 2016, to February 8, 2016, the International Real Estate Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $420 and 1.43%, respectively. From August 26, 2016, to September 2, 2016, the Greater European Opportunities Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $721 and 1.52%, respectively.

No other Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2016.

87

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note	13. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The following Funds held securities considered to be illiquid at September 30, 2016:

Fund	Aggregate Value	% of Fund’s net assets
Emerging Markets Small-Cap Fund	$211	4.3%
Global Real Estate Securities Fund	—	0.0
International Real Estate Securities Fund	—	0.0
International Small-Cap Fund	1,792	4.1

At September 30, 2016, the Funds did not hold any securities that were both illiquid and restricted.

Note	14. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Funds’ Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Funds’ Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Funds as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note	15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that the following subsequent events require recognition or disclosure in these financial statements.

Effective November 1, 2016, the expense limits applicable to Virtus Emerging Markets Equity Income Fund (as discussed in Note 4C) have changed. The new limits are set forth in the Prospectus Supplement for that Fund dated November 1, 2016, in the back of this Shareholder Report.

Effective November 3, 2016, Virtus Global Real Estate Securities Fund began offering Class R6 Shares.

88

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Emerging Markets Small-Cap Fund, Virtus Global Infrastructure Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund, Virtus International Small-Cap Fund and Virtus International Wealth Masters Fund, (constituting funds within Virtus Opportunities Trust, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

89

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2016

For the fiscal year ended September 30, 2016, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	QDI	DRD	LTCG
Emerging Markets Debt Fund	—%	—%	$—
Emerging Markets Equity Income Fund	100	—	—
Emerging Markets Small-Cap Fund	86	—	—
Global Infrastructure Fund	100	79	4,202
Global Opportunities Fund	100	100	767
Global Real Estate Securities Fund	20	—	527
Greater European Opportunities Fund	100	16	—
International Equity Fund	100	6	—
International Real Estate Securities Fund	27	—	—
International Small-Cap Fund	61	—	—
International Wealth Masters	100	—	—

For the year ended September 30, 2016, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Emerging Markets Equity Income Fund	$1,281	$149
Emerging Markets Small-Cap Fund	183	21
Greater European Opportunities Fund	690	53
International Equity Fund	119	11
International Real Estate Securities Fund	1,301	120
International Small-Cap Fund	1,494	137
International Wealth Masters Fund	127	15

90

CONSIDERATION OF SUBADVISORY AGREEMENTS FOR VIRTUS EMERGING MARKETS EQUITY INCOME FUND AND VIRTUS ESSENTIAL RESOURCES FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. As further discussed below, at meetings held on January 26, 2016, and February 23-24, 2016, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved interim and new subadvisory agreements (together, the “Subadvisory Agreements”) with Kleinwort Benson Investors International, Ltd. (“KBII” or the “Subadviser”), subadviser to the Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (each a “Fund” and collectively, the “Funds”).

KBII has served as the subadviser to each Fund since inception, and the Board previously approved subadvisory agreements with KBII (the “Old Subadvisory Agreements”) in 2014 and 2015. On January 13, 2016, Oddo & Cie, a French financial services group based primarily in Europe, (“Oddo”) acquired in excess of 25% of the outstanding shares of BHF Kleinwort Benson SA (“BHFKB”), an indirect parent of KBII. Under the 1940 Act, an acquisition of more than 25% of the voting shares of a company is generally considered to be a change in control. As the indirect parent company of KBII, a change in control at BHFKB also causes a change in control at KBII. Under the 1940 Act, when a change in control occurs, affected subadvisory agreements automatically terminate. In order to continue utilizing KBII as a subadviser, at a telephonic meeting held on January 26, 2016, the Board approved an interim subadvisory agreement (the “Interim Subadvisory Agreement”) effective January 13, 2016, with the proviso that such agreement may not continue for a period of more than 150 days from the termination event or the date on which a new subadvisory agreement is entered into. At an in-person meeting held on February 23-24, 2016, the Board then approved the new investment subadvisory agreement (the “New Subadvisory Agreement”) with KBII. The New Subadvisory Agreement was approved by shareholders on May 26, 2016.

In considering the approval of the Interim Subadvisory Agreement and the New Subadvisory Agreement (collectively, the “Subadvisory Agreements”), the Board requested and evaluated information provided by Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”) and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of the Subadvisory Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and already provided by the Subadviser for the Funds, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the Interim Subadvisory Agreement, the Board took into account that it was approving an agreement of limited duration and that the Board would have an opportunity to consider a new subadvisory agreement at a meeting to be scheduled in the near future. The Board noted that the New Subadvisory Agreement would be submitted to shareholders for approval. The Board also took into consideration that the terms of Interim Subadvisory Agreement were substantially identical to the terms of the Old Subadvisory Agreements, including that there was no change in the compensation to be paid thereunder. The Board noted that the key difference between the Old Subadvisory Agreements and the Interim Subadvisory Agreement resulted from compliance with a regulatory requirement that interim advisory agreements have a limited term. The Board also considered that the Subadviser had been managing the Funds since they commenced operations, and that the Subadviser had stated that there would be no change in the scope or quality of services to be provided by it as a result of the change in control. Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Interim Subadvisory Agreement with KBII was in the best interests of each Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Interim Subadvisory Agreement with respect to each Fund.

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would continue to provide portfolio management, compliance with each Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement and had done so under the Old Subadvisory Agreements and the Interim Subadvisory Agreement, and noted the breadth and depth of experience of the portfolio managers. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to each Fund; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Funds was reasonable.

•	Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as data furnished in connection with the consideration of the New Subadvisory Agreement. The Board noted that the Emerging Markets Equity Income Fund had underperformed its benchmark for the 1- and 3-year periods, and considered the Subadviser’s explanation for the underperformance. The Board also noted that the Essential Resources Fund had a limited performance history, but that the Fund had outperformed its benchmark since its inception in March of 2015. After reviewing these and related factors, the Board concluded that the Subadviser’s overall performance was satisfactory.

•	Subadvisory Fee. The Board took into account that each Fund’s subadvisory fees are paid by the Adviser and not by the Funds, so that the Funds’ shareholders would not be directly impacted by those fees. The Board also noted that the fees under the New Subadvisory Agreement would be unchanged from those in the Old Subadvisory Agreements and the Interim Subadvisory Agreement. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

91

CONSIDERATION OF SUBADVISORY AGREEMENTS FOR VIRTUS EMERGING MARKETS EQUITY INCOME FUND AND VIRTUS ESSENTIAL RESOURCES FUND

BY THE BOARD OF TRUSTEES (Continued)

•	Profitability and economies of scale. In considering the expected profitability to the Subadviser of its relationship with the Funds, the Board noted that the fees under the New Subadvisory Agreement would be paid by the Adviser out of the advisory fees that it receives under its Advisory Agreement and not by the Funds The Board also noted that there was no change to the subadvisory fee under the New Subadvisory Agreement. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board relied on the ability of VIA to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from its relationship with the Funds was not a material factor in approval of the New Subadvisory Agreement.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from its relationship with the Funds and concluded that there were no other direct benefits to the Subadviser in providing investment advisory services to each Fund, other than the fees to be earned although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement with KBII was in the best interests of each Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to each Fund.

92

CONSIDERATION OF SUBADVISORY AGREEMENTS FOR

VIRTUS INTERNATIONAL EQUITY FUND

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for the consideration and approval of advisory and subadvisory agreements for the Trust. At an in-person Board meeting held on August 23-24, 2016, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), authorized the termination of the current subadvisory agreement with Euclid Advisors LLC as subadviser to the Virtus International Equity Fund (the “Fund”), and approved a new interim investment subadvisory agreement and new investment subadvisory agreement (the “Subadvisory Agreements”) with Duff & Phelps Investment Management Co. (“DPIM” or the “Subadviser”).

In considering the approval of the Subadvisory Agreements, the Board requested and evaluated information provided by Virtus Investment Advisers, Inc. (the “Adviser”) and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and already provided by the Subadviser for other funds as well as by the portfolio manager for the Fund who would continue to manage the Fund, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser and from the portfolio manager during his time with the Fund’s previous subadviser. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.

The Independent Trustees were separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Recommendation

In making its determination with respect to the Subadvisory Agreements, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio manager who would provide services under the Subadvisory Agreements and noted that he had also provided services to the Fund since 2013 as an employee of the Fund’s previous subadviser. In considering the approval of the Subadvisory Agreements, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund was reasonable.

•	Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as data furnished in connection with the contract consideration process for the Fund and the Subadviser. The Board noted the portfolio manager who managed the Fund with the previous subadviser would continue in the same role with DPIM, and noted the Fund outperformed the index for the year to date period, while it underperformed the index for the 1- and 3-year periods. The Board also noted that the Subadviser’s international strategy composite outperformed the relevant index for the 1-, 3- and 5-year periods. After reviewing these and related factors, the Board concluded that the Subadviser’s overall performance was satisfactory.

•	Subadvisory Fee. The Board took into account that the Fund’s subadvisory fees are paid by the Adviser and not by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fees under the Subadvisory Agreements were the same as the subadvisory fees paid to the Fund’s previous subadviser. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and economies of scale. In considering the expected profitability to the Subadviser of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. In considering the reasonableness of the fees payable by the Adviser to the Subadviser, the Board noted that, because the Subadviser is an affiliate of the Adviser, such profitability might be directly or indirectly shared by the Adviser, and therefore the Board considered the profitability together. As a result, the expected profitability to the Subadviser of its relationships with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund. For instance the Board noted that the Subadviser’s reputation in the brokerage community might result in greater assets in the Fund. The Board was also advised that there may be certain intangible benefits gained by the Subadviser to the extent that serving the Fund could provide the opportunity to provide advisory services to additional funds of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, the subadvisory change could enable the Subadviser to attract additional client relationships.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreements with DPIM was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreements with respect to the Fund.

93

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 19, 2016 (Unaudited)

At a special meeting of shareholders of all series of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust, held on May 19, 2016, shareholders of Virtus Opportunities Trust (the “Trust”) voted on the following proposals:

Proposal 1.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To elect six Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected.
George R. Aylward	1,145,056,198.477	24,756,597.221	0
Thomas J. Brown	1,144,160,222.050	25,652,573.650	0
Donald C. Burke	1,145,758,834.912	24,053,960.790	0
Roger A. Gelfenbien	1,144,297,795.833	25,514,999.865	0
John R. Mallin	1,144,938,076.292	24,874,719.410	0
Hassell H. McClellan	1,143,864,433.134	25,948,362.566	0

Shareholders of the Trust voted to approve the above proposal.

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus CA Tax Exempt Bond Fund	1,258,194.893	91,895.368	41,271.245
Virtus Emerging Markets Debt Fund	3,015,152.206	198.283	0
Virtus Emerging Markets Equity Income Fund	3,672,832.400	0	0
Virtus Emerging Markets Opportunities Fund	620,793,093.034	25,302,093.728	9,306,937.262
Virtus Emerging Markets Small-Cap Fund	494,281.793	0	0
Virtus Essential Resources Fund	504,931.913	0	0
Virtus Foreign Opportunities Fund	27,726,679.250	666,663.374	564,703.507
Virtus Greater European Opportunities Fund	818,457.900	37,502.974	15,676.215
Virtus International Small-Cap Fund	3,074,638.276	5,991.041	10,261.000
Virtus International Wealth Masters Fund	518,044.295	0	0
Virtus Low Duration Income Fund	10,449,114.393	779,684.940	311,840.943
Virtus Multi-Sector Intermediate Bond Fund	11,147,670.008	724,253.699	406,427.672
Virtus Multi-Sector Short Term Bond Fund	618,834,424.483	21,316,032.964	14,819,955.463

Shareholders of the Funds listed above voted to approve the above proposal.

Proposal 6.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Foreign Opportunities Fund	27,568,524.708	741,409.046	648,118.377
Virtus Multi-Sector Short Term Bond Fund	615,281,810.614	22,749,361.497	16,939,237.795

Shareholders of the Funds listed above voted to approve the above proposal.

94

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

MAY 26, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (collectively, the “Funds”), each a series of Virtus Opportunities Trust, held on May 26, 2016, shareholders voted on the following proposal:

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a new subadvisory agreement between Virtus Investment Advisers, Inc., the Funds’ Investment Adviser, and Kleinwort Benson Investors International, Ltd., the Funds’ Subadviser.
Virtus Emerging Markets Equity Income Fund	3,697,072.869	0	0
Virtus Essential Resources Fund	506,647.913	0	0

Shareholders of the Funds voted to approve the above proposal.

95

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JUNE 16, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Bond Fund, Virtus Global Infrastructure Fund, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus International Real Estate Securities Fund and Virtus Senior Floating Rate Fund (each a “Fund”), held on June 16, 2016, shareholders of each Fund voted on the following proposal:

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus Bond Fund	3,027,478.512	194,272.268	147,040.417
Virtus Global Infrastructure Fund	3,636,950.694	307,905.417	172,360.145
Virtus Global Real Estate Securities Fund	1,661,823.911	122,802.243	36,355.685
Virtus High Yield Fund	6,737,350.870	765,216.446	446,105.991
Virtus International Real Estate Securities Fund	2,728,863.703	48,714.840	63,894.599
Virtus Senior Floating Rate Fund	30,432,212.381	775,729.890	326,306.209

Shareholders of the Funds listed above voted to approve the above proposal.

96

RESULTS OF SHAREHOLDER MEETING

VIRTUS OPPORTUNITIES TRUST

JULY 18, 2016 (Unaudited)

At a special meeting of shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund, Virtus Wealth Masters Fund, Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund, held on July 18, 2016, shareholders of the Funds voted on the following proposals:

Proposal 2.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN

To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Virtus Global Equity Trend Fund	2,071,338.688	221,721.989	61,016.655
Virtus Global Opportunities Fund	6,475,669.315	399,601.579	221,211.057
Virtus Herzfeld Fund	2,285,754.412	134,756.871	89,510.278
Virtus International Equity Fund	347,976.498	45,434.960	4,980.529
Virtus Low Volatility Equity Fund	234,510.520	7,334.000	90,835.796
Virtus Real Estate Securities Fund	14,196,247.698	691,146.713	476,502.196
Virtus Sector Trend Fund	14,380,526.646	1,274,297.224	1,097,176.679
Virtus Wealth Masters Fund	2,759,756.937	182,003.481	154,822.394
Virtus Alternatives Diversifier Fund	2,054,425.037	135,901.800	177,500.739
Virtus Equity Trend Fund	47,080,228.694	3,814,318.119	2,960,680.324
Virtus Multi-Asset Trend Fund	7,428,521.065	660,946.728	521,389.418
Virtus Tax-Exempt Bond Fund	7,423,225.114	802,129.342	492,588.498

Shareholders of Virtus Global Equity Trend Fund, Virtus Global Opportunities Fund, Virtus Herzfeld Fund, Virtus International Equity Fund, Virtus Low Volatility Equity Fund, Virtus Real Estate Securities Fund, Virtus Sector Trend Fund and Virtus Wealth Masters Fund voted to approve the above proposal. Shareholders of Virtus Alternatives Diversifier Fund, Virtus Equity Trend Fund, Virtus Multi-Asset Trend Fund and Virtus Tax-Exempt Bond Fund did not approve the above proposal.

Proposal 6.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Sector Trend Fund	14,250,883.760	1,251,197.022	1,249,922.768
Virtus Real Estate Securities Fund	13,928,178.018	864,726.603	570,992.984

Shareholders of Virtus Sector Trend Fund voted to approve the above proposal. Shareholders of Virtus Real Estate Securities Fund did not approve the above proposal.

Proposal 7.

	Number of Eligible Votes:
	FOR	AGAINST	ABSTAIN
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans.
Virtus Multi-Sector Short Term Bond Fund	238,431,276.605	411,212,271.419	20,011,935.573
Virtus Real Estate Securities Fund	9,635,396.247	5,113,977.185	614,521.174
Virtus Sector Trend Fund	9,706,807.226	5,648,494.88	1,396,703.437

Shareholders of the Funds listed above did not approve the above proposal.

97

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2015 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).
Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2000 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

98

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

99

Virtus Emerging Markets Small-Cap Fund, (“the fund”) a series of Virtus Opportunities Trust

Supplement dated June 10, 2016 to the Summary Prospectus dated January 28, 2016, as supplemented, the Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2016, as supplemented, and the Statement of Additional Information, dated January 28, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective June 10, 2016, James Fletcher is no longer a portfolio manager for the fund. The resulting disclosure changes to the fund’s prospectuses and SAI are described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby revised by removing each reference to Mr. Fletcher.

The table under “Kayne” on page 185 of the fund’s statutory prospectus is hereby revised by removing the reference to Mr. Fletcher. The narrative under the referenced table is hereby amended by removing the biographical information for Mr. Fletcher.

The disclosure for the fund in the table under “Portfolio Managers” beginning on page 98 of the SAI is hereby amended by removing the reference to Mr. Fletcher.

The disclosure in the “Other Accounts Managed (No Performance-Based Fees)” table on page 99 of the SAI is hereby amended by removing the reference to Mr. Fletcher.

The disclosure in the table under “Portfolio Manager Fund Ownership” beginning on page 103 of the SAI is hereby amended by removing the reference to ownership by Mr. Fletcher.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020 EMSmall-Cap PM (6/2016)

Virtus International Equity Fund, a series of Virtus Opportunities Trust

Supplement dated September 7, 2016 to the Summary and Statutory Prospectuses dated January 28, 2016

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 7, 2016, Duff & Phelps Investment Management Co. (“Duff & Phelps”) became the subadviser to the above named fund. Also effective September 7, 2016, the fund’s current subadviser, Euclid Advisors LLC (“Euclid”) is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid as subadviser to the fund are hereby removed from the fund’s prospectuses. Frederick A. Brimberg, formerly a portfolio manager at Euclid and currently a portfolio manager at Duff & Phelps will continue to serve as the portfolio manager for the fund. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the fund’s investment adviser. Duff & Phelps will serve under an interim subadvisory agreement until such time as the fund’s standard subadvisory agreement is implemented, not to exceed 150 days.

Additional disclosure changes resulting from the replacement of the subadviser are described below and are also effective September 7, 2016.

The second paragraph under “Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA, is subadviser to the fund (since September 2016).

The disclosure under “Portfolio Management” in the summary prospectuses and in the summary section of the statutory prospectus is hereby replaced with the following:

>	Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps. Mr. Brimberg has served as a Portfolio Manager of the fund since May 2013.

Under “The Adviser” on page 179 of the statutory prospectus, the first table is hereby amended by replacing the row for the fund with the following information:

Virtus International Equity Fund	Duff & Phelps

The disclosure under “Portfolio Management” on page 183 of the statutory prospectus, the section under the subheading “Duff & Phelps” is hereby revised by adding the following:

Virtus International Equity Fund	Frederick A. Brimberg (since May 2013)

Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps (since August 2016) and is a portfolio manager at Euclid Advisors LLC (“Euclid”), an affiliate of Duff & Phelps and VIA. Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co., and Lehman Brothers.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2016.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/IntEquityDPIMChanges (9/2016)

Virtus International Equity Fund, a series of Virtus Opportunities Trust

Supplement dated September 7, 2016 to the Statement of Additional Information (“SAI”) dated January 28, 2016

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 7, 2016, Duff & Phelps Investment Management Co. (“Duff & Phelps”) became the subadviser to the above named fund. Also effective September 7, 2016, the fund’s current subadviser, Euclid Advisors LLC (“Euclid”) is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid as subadviser to the fund are hereby removed from the fund’s prospectuses. Frederick A. Brimberg, formerly a portfolio manager at Euclid and currently a portfolio manager at Duff & Phelps will continue to serve as the portfolio manager for the fund. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the funds’ investment adviser. Duff & Phelps will serve under an interim subadvisory agreement until such time as the fund’s standard subadvisory agreement is implemented, not to exceed 150 days.

Additional disclosure changes resulting from the replacement of the subadviser are described below and are also effective September 7, 2016.

In the “Glossary” beginning on page 2, the entry entitled “Duff & Phelps” is hereby revised to read: “Duff & Phelps Investment Management Co., subadviser to the Global Infrastructure Fund, Global Real Estate Fund, International Equity Fund, International Real Estate Fund and Real Estate Fund.

Under the “Non-Public Portfolio Holdings Information” beginning on page 9, the table is hereby revised to replace the second row with the following:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser (Global Infrastructure Fund, Global Real Estate Fund, International Equity Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily, with no delay

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/IntEquityDPIMChanges (9/2016)

Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund, each a series of Virtus Opportunities Trust

Supplement dated September 13, 2016 to the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”), each dated January 28, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 1, 2016, the subadviser to the above-named funds changed its name from Kleinwort Benson Investors International, Ltd. to KBI Global Investors (North America) Ltd. Accordingly, all references to the subadviser’s previous name in each fund’s summary prospectus, the statutory prospectus and SAI are hereby changed to reflect the subadviser’s new name, KBI Global Investors (North America) Ltd. and references to the defined term “KBII” are hereby changed to “KBIGI (North America).” Also, KBIGI (North America)’s affiliate, Kleinwort Benson Investors Dublin Ltd., has changed its name to KBI Global Investors Ltd. Accordingly, all references to that entity’s previous name in each fund’s summary prospectus, the statutory prospectus and SAI are hereby changed to reflect its new name, KBI Global Investors Ltd.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020 KBIINameChange (9/2016)

103

Virtus Global Infrastructure Fund, a series of Virtus Opportunities Trust

Supplement dated September 30, 2016 to the Summary and Statutory Prospectuses dated January 28, 2016

IMPORTANT NOTICE TO INVESTORS

Effective October 1, 2016, the fund’s primary benchmark is the FTSE Developed Core Infrastructure 50/50 Index (net) (“FTSE 50/50”). The FTSE 50/50 is a broad-based index representing infrastructure and infrastructure-related listed securities in developed markets. The fund believes that the FTSE 50/50 Index provides a better measure for the fund’s performance in light of the fund’s focus on infrastructure companies. The fund will no longer use the S&P 500® Index as its broad-based index for performance comparisons. Additionally, beginning October 1, 2016, performance of the Global Infrastructure Linked Benchmark will consist of the FTSE 50/50. Also effective October 1, 2016, the fund is adding the MSCI World Infrastructure Sector Capped Index (net) (“MSCI WISC”) as a secondary index by which to measure the fund’s performance. The MSCI WISC is a broad-based index representing global infrastructure and infrastructure-related listed securities.

Additional Information About the New Indexes

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping of 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication infrastructure and utilities sectors each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The FTSE Developed Core Infrastructure 50/50 Index (net) and the MSCI World Infrastructure Sector Capped Index (net) are each calculated on a total return basis with net dividends reinvested. The indexes are unmanaged and not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020 GlobalInfrastructureBenchmark (9/2016)

104

Virtus Global Real Estate Securities Fund, a series of Virtus Opportunities Trust

Supplement dated November 1, 2016 to the Summary Prospectus dated January 28, 2016, as supplemented, and the Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

As of November 1, 2016, Virtus Global Real Estate Securities Fund is offering Class R6 Shares, in addition to the share classes already offered by the fund. Accordingly, the fund’s prospectuses are hereby amended to add the following disclosure.

The cover page of the statutory prospectus is hereby revised by replacing the row showing ticker symbols for the fund’s share classes with the row shown below:

	A	B	C	I	R6	T
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX	VRGEX

The tables under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus are hereby revised to add the Class R6 column and to revise the associated footnotes as shown below:

Shareholder Fees (fees paid directly from your investment)	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management Fee	0.85%
Distribution and Shareholder Servicing (12b-1) Fees	None
Other Expenses	0.29%	(b)
Total Annual Fund Operating Expenses(c)	1.14%
Less: Fee Waiver and/or Expense Reimbursement(d)	(0.10%	)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.04%

(b)	Estimated for current fiscal year, as annualized.
(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.40% for Class A Shares, 2.15% for Class C Shares, 1.15% for Class I Shares and 1.04% for Class R6 Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

The Example table is hereby revised to add the Class R6 row as shown below:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class R6	Sold or Held	$106	$352	$618	$1,377

In the first table in the section “More Information About Fund Expenses” on page 128 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	1.04%	N/A	January 31, 2017

In the second table in the section “More Information About Fund Expenses” on page 129 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	1.04%	N/A	January 31, 2017

Under “What are the classes and how do they differ?” on page 202 of the statutory prospectus, the table in this section is hereby amended to read “None” in the column entitled “Class R6” for Virtus Global Real Estate Securities Fund.

The Class R6 Shares subheading under “What arrangement is best for you?” on pages 202-204 of the statutory prospectus is hereby amended to read:

Class R6 Shares (Virtus Bond Fund, Virtus Emerging Markets Opportunities Fund, Virtus Equity Trend Fund, Virtus Foreign Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus International Small-Cap Fund, Virtus Multi-Sector Intermediate Bond Fund, Virtus MultiSector Short Term Bond Fund, Virtus Real Estate Securities Fund and Virtus Senior Floating Rate Fund only).

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/GlRESecNewExpCap (11/16)

Virtus Bond Fund, Virtus, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus Multi-Sector Short Term Bond Fund, and Senior Floating Rate Fund, each a series of Virtus Opportunities Trust

Supplement dated November 1, 2016 to the Statement of Additional Information (“SAI”) dated September 23, 2016

IMPORTANT NOTICE TO INVESTORS

As of November 1, 2016, Virtus Bond Fund, Virtus Global Real Estate Securities Fund, Virtus High Yield Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund are offering Class R6 Shares, in addition to the share classes already offered by each fund. Additionally, Virtus High Yield Fund has increased its expense reimbursement arrangement, effective November 1, 2016. Accordingly, the SAI is hereby amended to add the following disclosures.

The cover page of the SAI is hereby revised by replacing the rows showing ticker symbols for the following funds’ share classes with the rows shown below:

	A	B	C	I	R6	T
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX	VBFRX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX	VRGEX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX	VRHYX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	VMSSX	PMSTX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX	VRSFX

Under “Other Virtus Mutual Funds” on page 15, the rows shown below are hereby revised to indicate that each of these funds offers Class R6 Shares:

Class/Shares
Trust	Fund	R6
Virtus Alternative Solutions Trust	Multi-Strategy Target Return Fund	X
Virtus Equity Trust	Quality Small-Cap Fund	X

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on pages 86-88 of the funds’ SAI, the rows in the second table corresponding to the funds shown below are hereby replaced with the following:

	Class A	Class B	Class C	Class I	Class R6	Class T	Through Date
Bond Fund	0.85%	1.60%	1.60%	0.60%	0.54%	N/A	January 31, 2017
Global Real Estate Securities Fund	1.40%	N/A	2.15%	1.15%	1.04%	N/A	January 31, 2017
High Yield Fund	1.00%	1.75%	1.75%	0.75%	0.69%	N/A	January 31, 2017
Multi-Sector Short Term Bond Fund	1.10%	1.60%	1.35%	0.85%	0.78%	1.85%	January 31, 2017
Senior Floating Rate Fund	1.20%	N/A	1.95%	0.95%	0.89%	N/A	January 31, 2017

Investors should retain this supplement with the SAI for future reference.

VOT 8020B SAI/AddR6NewExpCap (11/16)

Virtus Emerging Markets Equity Income Fund, a series of Virtus Opportunities Trust

Supplement dated November 1, 2016 to the Summary Prospectus dated January 28, 2016, as supplemented, and the Virtus Opportunities Trust Statutory Prospectus, dated January 28, 2016, as supplemented

IMPORTANT NOTICE TO INVESTORS

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.46%	0.46%	0.46%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(b)	1.78%	2.53%	1.53%
Less: Expense Reimbursement(c)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses After Expense Reimbursement(b)(c)	1.62%	2.37%	1.37%

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(c)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.60% for Class A Shares, 2.35% for Class C Shares and 1.35% for Class I Shares through January 31, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the time such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$730	$1,088	$1,470	$2,537
Class C	Sold	$340	$772	$1,331	$2,854
	Held	$240	$772	$1,331	$2,854
Class I	Sold or Held	$139	$468	$819	$1,810

In the first table in the section “More Information About Fund Expenses” on page 128 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares	Through Date
Virtus Emerging Markets Equity Income Fund	1.60%	N/A	2.35%	1.35%	N/A	N/A	January 31, 2017

In the second table in the section “More Information About Fund Expenses” on page 129 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following:

	Class A Shares	Class B Shares	Class C Shares	Class I Shares	Class R6 Shares	Class T Shares
Virtus Emerging Markets Equity Income Fund**	1.77%	N/A	2.52%	1.52%	N/A	N/A

**	Rates shown reflect prior expense reimbursement arrangements.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/EMEI NewExpCap (11/16)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8032	11-16

ANNUAL REPORT

Virtus Emerging Markets Opportunities Fund

September 30, 2016

TRUST NAME: VIRTUS OPPORTUNITIES TRUST

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Emerging Markets Opportunities Fund

(“Emerging Markets Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Emerging Markets Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To Virtus Emerging Markets Opportunities Fund Shareholders:

I am pleased to present this report that reviews the performance of your fund for the nine months ended September 30, 2016.

Equities plummeted in early 2016, but stabilizing oil prices and the Federal Reserve’s (“the Fed”) softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus. By the end of September, U.S. equity markets had recovered much of their losses, and the nine-month period was positive for many asset classes.

For the nine months ended September 30, 2016, U.S. small-cap stocks, as measured by the 11.46% return of the Russell 2000® Index, outperformed the 7.84% return of the S&P 500® Index of U.S. large-cap stocks. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 16.02%, while the MSCI EAFE® Index (net) returned 1.73%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On September 30, 2016, the benchmark 10-year U.S. Treasury yielded 1.60% compared with 2.27% on December 31, 2015. For the nine months ended September 30, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 5.80%, while non-investment grade bonds rose 15.11%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Emerging Markets Opportunities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares and Class R6 shares are sold without sales charges and Class R6 shares do not incur distribution and service fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2016 TO SEPTEMBER 30, 2016

Expense Table
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Opportunities Fund
Actual
Class A	$1,000.00	$1,116.10	1.61%	$8.52
Class C	1,000.00	1,113.30	2.36	12.47
Class I	1,000.00	1,117.90	1.35	7.15
Class R6	1,000.00	1,119.00	1.23	6.52

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.95	1.61	8.12
Class C	1,000.00	1,013.20	2.36	11.88
Class I	1,000.00	1,018.25	1.35	6.81
Class R6	1,000.00	1,018.85	1.23	6.21

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the current prospectus.

3

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

KEY INVESTMENT TERMS

SEPTEMBER 30, 2016 (Unaudited)

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

A fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the Fed)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI EAFE® Index (net)

The MSCI EAFE® Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

4

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

KEY INVESTMENTS TERMS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

5

EMERGING MARKETS OPPORTUNITIES FUND (Unaudited) Fund Summary Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: A Share: HEMZX C Share: PICEX I Share: HIEMX R6 Share: VREMX

¢	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

Effective September 23, 2016, Virtus Emerging Markets Opportunities Fund was reorganized as a series of the Virtus Opportunities Trust and changed its fiscal year end from December 31 to September 30. As a result the commentary addresses nine months of performance through September 30.

¢	For the fiscal period January 1 through September 30, 2016, the Fund’s Class A shares at NAV returned 14.06%*, Class C shares at NAV returned 13.56%*, Class I shares at NAV returned 14.29%* and Class R6 shares returned 14.40%*. For the same period the MSCI Emerging Markets Index (net) which serves as the broad-based and style specific benchmark index appropriate for comparison returned 16.02%*.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s nine-month fiscal period?

During the nine months ended September 30, 2016, the MSCI Emerging Markets Index (total return net dividends) was positive in the fiscal second quarter, flat in the fiscal third quarter, and positive in the fiscal fourth quarter.

Emerging market equities rebounded in the early months of 2016, driven by stronger commodity prices, a sharp rise in many emerging market currencies, and lower expectations for U.S. rate increases. The rally reversed in May as investors digested waning commodities prices, the prospect of a U.S. interest rate hike, and the potential impact of a change in government in Brazil after President Dilma Rousseff was suspended from office. Emerging markets rebounded over the summer as lower-than-expected interest rates in the United States continued to support demand for higher-yielding assets in the emerging world. Improved capital flows helped some emerging market currencies recover lost ground relative to the U.S. dollar, and stabilizing commodity prices helped a number of markets during the final months of the period.

What factors affected the Fund’s performance during the nine-month fiscal period?

The following discussion highlights the specific stocks that provided the largest contribution to the Fund’s absolute performance and those that were the largest detractors during the nine months ended September 30, 2016. As bottom-up stock pickers, we hope that investors find this useful and gain a greater understanding of how we invest their capital.

Stocks that Helped Absolute Performance

¢	Tencent Holdings Limited (China) – A major Internet platform in China, Tencent has had a strong presence in online gaming, instant messaging, and has been one of the country’s largest web portals. The company performed well after reporting solid earnings for the second calendar quarter of 2016 that topped estimates, due to strong performance in mobile games, online advertising, and cloud services. The sharp rise of subscription-based revenue in areas such as music and video also contributed to performance. Tencent Holdings has been successful in providing popular services to attract new users and creating a network effect to maintain existing users. Expectations have been growing that the company will be able to successfully monetize its OTT application, “WeChat,” through advertising revenue. Online gaming has been its

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

6

EMERGING MARKETS OPPORTUNITIES FUND (Unaudited) (Continued)

largest contributor to revenue, but Tencent also has generated sales through fee-based social networks, advertising, and e-commerce. The gaming revenues have benefited from operating the dominant social networking platform by directing traffic to the gaming platform. This has translated into strong sales, as well as earnings growth.

¢	Alibaba Group Holdings (China) – As the leading e-commerce platform operator in China, Alibaba has had a dominant market share in terms of overall gross merchandise volume (GMV). It has had multiples larger in GMV compared to the second biggest player in China, JD.com. The key advantage that Alibaba has had versus competitors is that it has had the widest number of vendors, which in turn has attracted a massive pool of buyers. Other markets like Japan and the U.S. have shown that it is difficult to displace a player who has a significant supplier/merchant advantage. This allows buyers to have access to the widest base of vendors and available inventory at the most competitive prices in almost any category. Further, by segmenting the market to lower-priced merchants (Taobao) and more established/ trustworthy merchants in Tmall, we believe Alibaba can cater to a wider base of consumers. There is also the tailwind from e-commerce penetration in China that is still in its relatively early stages. Given the fast take-up of smartphone penetration, as of the Fund’s fiscal year-end, we believe there is the potential for this to increase significantly, and Alibaba is in prime position to benefit.

Alibaba’s shares soared in August after delivering strong results for its first fiscal quarter of 2017 that exceeded expectations. China retail revenue (which is the pure e-commerce segment) grew 49%, and that was on the back of GMV growth of 24%, the fastest revenue growth since the company’s initial public offering in September 2014. The main driver has been the improvement in the company’s monetization rate, with mobile monetization now marginally overtaking desktop at 2.8%. The biggest driver of monetization has been the mix shift to Tmall, which consumers are migrating to as it has higher quality branded merchants. This has been growing at close to double the rate of its Taobao website, and with monetization that we estimate is four times the level of Taobao. The company has also been increasing ad loads off a low level, and getting higher clicks per minute (CPMs) as they provide advertisers with better targeted audiences and higher conversion rates particularly on mobile.

Stocks that Hurt Absolute Performance

¢	Cipla (India) – Cipla is one of the largest pharmaceutical companies in India. In the first quarter of 2016, Cipla reported earnings results that were below consensus expectations. We sold the company on weak business fundamentals.

¢	Wal-mart de Mexico (“Walmex”) (Mexico) – Walmex is the premier Mexican retailer. Unlike Wal-Mart in the United States, which offers cheap prices but not the best shopping environment, Walmex offers both low prices and a better shopping experience than most stores in the country. The company has had no net debt, effective working capital management, and has generated strong cash flow. Walmex reported a solid second quarter, consistent with retail sales data. However, results were below consensus estimates, so expectations for slower growth was confirmed, taking some near-term momentum out of the stock. The stock came under pressure due to uncertainty linked to the weaker Mexican peso and the U.S. election, with protectionist fears hurting local Mexico consumer sentiment. The company confirmed it will increase some logistics spending as it ramps up its e-commerce platform. Walmex also confirmed its confidence in

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

EMERGING MARKETS OPPORTUNITIES FUND (Unaudited) (Continued)

the brand expansion into five neighboring counties, leveraging its scale and distribution. As of the end of the Fund’s fiscal year, we still believe the company remains the top quality retail operator with a highly defensible franchise set to launch its online platform, great pricing power as the quality offering in Mexican retail, a coherent business strategy to grow consumer wallet share, and leverage its economies of scale.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

ASSET ALLOCATION

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2016.
Consumer Staples	42%
Financials	20
Information Technology	19
Consumer Discretionary	8
Health Care	3
Telecommunication Services	3
Real Estate	2
Other (includes short-term investments and securities lending collateral)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

EMERGING MARKETS OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 09/30/16
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	15.38%	5.45%	6.70%	—		—
Class A Shares at POP[3,4]	8.74	4.21	6.07	—		—
Class C Shares at NAV[2] and CDSC[4]	14.64	4.67	5.92	—
Class I Shares at NAV	15.75	5.72	6.96	—		—
Class R6 Shares at NAV	15.87	—	—	-0.04%		11/12/14
MSCI Emerging Markets Index (net)*	16.78	3.03	3.94	-2.68	[5]	—
S&P 500® Index*	15.43	16.37	7.24	5.56	[5]	—

Fund Expense Ratios6: A Shares 1.56%; C Shares 2.31%; I Shares: 1.31%; R6 Shares 1.18%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returns are from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund, both net and gross, are set forth according to the prospectus for the Fund effective September 23, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios reflect fees and expenses associated with the underlying funds.
*	The MSCI Emerging Markets Index (net) is an appropriate Broad Based Index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2006, for Class A, Class C and Class I shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES		VALUE
COMMON STOCKS—96.6%
Consumer Discretionary—7.7%
Kangwon Land, Inc. (South Korea)	2,060,668		$73,634
Las Vegas Sands Corp. (United States)	2,103,223		121,020
Matahari Department Store Tbk PT (Indonesia)	72,580,113		103,059
Naspers Ltd. Class N (South Africa)	1,220,346		211,229
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands)(2)	1,610,838		74,678

			583,620

Consumer Staples—41.1%
Ambev S.A. Sponsored ADR (Brazil)	46,869,454		285,435
AmorePacific Corp. (South Korea)	466,833		165,549
Anheuser-Busch InBev N.V. (Belgium)	575,891		75,432
British American Tobacco Bhd (Malaysia)	1,691,314	(4)	20,097
British American Tobacco plc (United Kingdom)	6,899,201	(3)	441,222
Colgate Palmolive India Ltd. (India)	1,626,621		23,734
CP ALL PCL (Thailand)	110,847,000		197,163
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	2,896,456		266,590
Hanjaya Mandala Sampoerna Tbk PT (Indonesia)	303,382,500		91,878
Heineken N.V. (Netherlands)	1,720,107		151,318
Hindustan Unilever Ltd. (India)	7,738,511		100,963

	SHARES	VALUE
Consumer Staples (continued)
ITC Ltd. (India)	82,213,347	$298,341
LG Household & Health Care Ltd. (South Korea)	134,105	116,705
President Chain Store Corp. (Taiwan)	6,724,158	53,557
SABMiller plc (South Africa)	4,768,140	275,195
Thai Beverage PCL (Thailand)	121,848,700	86,794
Unilever Indonesia Tbk PT (Indonesia)	17,530,457	59,933
Unilever N.V. CVA (Netherlands)	4,889,450	225,608
Wal-Mart de Mexico SAB de CV (Mexico)	78,899,133	172,734

		3,108,248

Energy—1.0%
Ultrapar Participacoes S.A. (Brazil)	3,371,571	74,633

Financials—19.5%
Bank Central Asia Tbk PT (Indonesia)	104,509,793	126,057
Bank Pekao SA (Poland)	2,212,071	71,559
BB Seguridade Participacoes (Brazil)	8,545,096	78,826
Grupo Financiero Santander Mexico SAB de C.V. ADR, B Shares (Mexico)	9,816,747	86,387
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1,013,498	26,823
Housing Development Finance Corp. (India)	14,634,001	306,948
Housing Development Finance Corp. Bank Ltd. (India)	18,255,241	349,572
Housing Development Finance Corp. Bank Ltd. ADR (India)	563,699	40,524

See Notes to Financial Statements

10

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
Financials (continued)
Public Bank Bhd (Malaysia)	23,794,000	$114,091
Remgro Ltd. (South Africa)	6,006,565	100,482
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	315,968	80,478
United Overseas Bank Ltd. (Singapore)	6,934,600	96,209

		1,477,956

Health Care—3.3%
Dr. Reddy’s Laboratories Ltd. (India)	1,102,230	51,433
Dr. Reddy’s Laboratories Ltd. ADR (India)(5)	360,312	16,726
Mediclinic International plc (United Kingdom)	6,150,558	74,291
Sun Pharmaceutical Industries Ltd. (India)	9,677,687	108,184

		250,634

Industrials—1.5%
Grupo Aeroportuario del Pacifico SAB de C.V. Class B (Mexico)	2,346,605	22,308
Korea Aerospace Industries Ltd. (South Korea)	1,274,987	88,855

		111,163

Information Technology—18.3%
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	3,420,134	361,816
Cielo S.A. (Brazil)	15,952,354	160,301
NetEase, Inc. ADR (China)	695,364	167,430

	SHARES	VALUE
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	18,944,492	$111,358
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	3,146,244	96,243
Tata Consultancy Services Ltd. (India)	4,757,516	173,864
Tencent Holdings Ltd. (Cayman Islands)	11,328,516	314,956

		1,385,968

Real Estate—1.6%
Link REIT (The) (Hong Kong)	16,364,861	120,807

Telecommunication Services—2.6%
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	579,195,465	192,865
TOTAL COMMON STOCKS (Identified Cost $6,423,862)		7,305,894
TOTAL LONG TERM INVESTMENTS—96.6%
(Identified Cost $6,423,862)		7,305,894
SHORT-TERM INVESTMENT—0.5%
Money Market Mutual Fund—0.5%
JPMorgan U.S. Government Money Market Fund –Institutional Shares (seven-day effective yield 0.360%)(7)	41,135,789	41,136
TOTAL SHORT-TERM INVESTMENT (Identified Cost $41,136)		41,136

See Notes to Financial Statements

11

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.2%
INVESCO Trust Short-Term Investments Liquid Assets Portfolio (The) – Institutional Shares (seven-day effective yield 0.390%)(6)(7)	12,243,680	$12,244
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $12,244)		12,244
TOTAL INVESTMENTS—97.3% (Identified Cost $6,477,242)		7,359,274	(1)
Other assets and liabilities, net—2.7%		204,658

NET ASSETS—100.0%		$7,563,932

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares traded on Johannesburg Exchange.
(4)	Shares traded on London Exchange.
(5)	All or a portion of security is on loan.
(6)	Represents security purchased with cash collateral received for securities on loan.
(7)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

Country Weightings (Unaudited)†
India	20%
Brazil	8
South Africa	8
Indonesia	8
Mexico	8
China	7
South Korea	7
Other	34
Total	100%

†	% of total investments as of September 30, 2016

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$7,305,894	$3,483,684	$3,822,210
Securities Lending Collateral	12,244	12,244	—
Short-term Investment	41,136	41,136	—

Total Investments	$7,359,274	$3,537,064	$3,822,210

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the fund with an end of period value of $275,195 were transferred from Level 1 to Level 2 and securities held by the fund with an end of period value of $106,891 were transferred from Level 2 to Level 1 based on out valuation procedures for non U.S. securities (see Note 2A in the Notes to Financial Statements for more information)

See Notes to Financial Statements

12

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(3)	$7,359,274
Foreign currency at value(2)	5,094
Cash	275,000
Receivables
Investment securities sold	23,982
Fund shares sold	19,420
Dividends and interest receivable	58
Securities lending receivable	3
Prepaid expenses	211
Prepaid trustee retainer	103
Other assets	101

Total assets	7,683,246

Liabilities
Payables
Fund shares repurchased	19,334
Investment securities purchased	77,269
Collateral on securities loaned	12,244
Investment advisory fees	5,975
Distribution and service fees	401
Administration fees	758
Transfer agent fees and expenses	2,306
Trustees’ fees and expenses	89
Professional fees	46
Trustee deferred compensation plan	101
Other accrued expenses	791

Total liabilities	119,314

Net Assets	$7,563,932

Net Assets Consist of:
Common stock $0.001 par value	$743
Capital paid in on shares of beneficial interest	7,440,659
Accumulated undistributed net investment income (loss)	25,349
Accumulated undistributed net realized gain (loss)	(784,900)
Net unrealized appreciation (depreciation) on investments	882,081

Net Assets	$7,563,932

Class A
Net asset value (net assets/shares outstanding) per share	$9.90
Maximum offering price per share NAV/(1–5.75%)	$10.50
Shares of beneficial interest outstanding, unlimited authorization	109,286,346
Net Assets	$1,082,242
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.63
Shares of beneficial interest outstanding, unlimited authorization	23,083,431
Net Assets	$222,221
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.24
Shares of beneficial interest outstanding, unlimited authorization	606,672,241
Net Assets	$6,214,272
Class R6
Net asset value (net assets/shares outstanding) and offering price per share	$10.25
Shares of beneficial interest outstanding, unlimited authorization	4,409,492
Net Assets	$45,197
(1) Investment in securities at cost	$6,477,242
(2) Foreign currency at cost	5,094
(3) Market value of securities on loan	12,041

See Notes to Financial Statements

13

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

STATEMENTS OF OPERATIONS

($ reported in thousands)

	Fiscal Period Ended September 30, 2016(2)	Year Ended December 31, 2015
Investment Income
Dividends	$123,861	$240,159
Security lending, net of fees	138	91
Foreign taxes withheld	(5,688)	(11,057)

Total investment income	118,311	229,193

Expenses
Investment advisory fees	57,321	95,290
Distribution and service fees, Class A	1,454	2,006
Distribution and service fees, Class C	1,607	2,452
Distribution fees, Class I	—	1,382
Administration fees	7,563	12,110
Transfer agent fees and expenses	10,834	17,075
Custodian fees	1,580	3,834
Printing fees and expenses	1,694	717
Trustees’ fees and expenses	583	478
Registration fees	253	285
Professional fees	204	124
Miscellaneous expenses	484	566

Total expenses	83,577	136,319
Less expenses reimbursed by investment adviser and/(or) distributor	—	(1,382)
Earnings credit from custodian	(536)	(38)
Low balance account fees	— (1)	—

Net expenses	83,041	134,899

Net investment income (loss)	35,270	94,294

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	20,544	(756,362)
Net realized gain (loss) on foreign currency transactions	(3,387)	(13,839)
Net change in unrealized appreciation (depreciation) on investments	912,262	(339,055)
Net change in unrealized appreciation (depreciation) on foreign currency translation	1,512	(1,176)
Net change in foreign taxes on unrealized capital gains	—	4,337

Net gain (loss) on investments	930,931	(1,106,095)

Net increase (decrease) in net assets resulting from operations	$966,201	$(1,011,801)

(1)	Amount is less than $500.
(2)	The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

14

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Fiscal Period Ended September 30, 2016(3)	Year Ended December 31, 2015	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$35,270	$94,294	$65,058
Net realized gain (loss)	17,157	(770,201)	(22,763)
Net change in unrealized appreciation (depreciation)	913,774	(335,894)	289,719

Increase (decrease) in net assets resulting from operations	966,201	(1,011,801)	332,014

From Distributions to Shareholders
Net investment income, Class A	—	(5,106)	(5,770)
Net investment income, Class C	—	—	(194)
Net investment income, Class I	—	(81,136)	(63,020)
Net investment income, Class R6	—	(358)	(1)
Net realized long-term gains, Class A	—	—	(11,495)
Net realized long-term gains, Class C	—	—	(2,358)
Net realized long-term gains, Class I	—	—	(69,577)
Net realized long-term gains, Class R6	—	—	— (1)

Decrease in net assets from distributions to shareholders	—	(86,600)	(152,415)

From Share Transactions
Sale of shares
Class A (54,614, 45,415, 39,977)	513,358	426,955	390,454
Class C (2,986, 9,993, 6,261)	26,602	92,797	60,377
Class I (224,369, 573,808, 302,688)	2,042,674	5,590,072	3,053,397
Class R6 (4,035, 4,009, 10)	37,563	38,958	100

Reinvestment of distributions
Class A (0, 527, 1,626)	—	4,555	16,026
Class C (0, 0, 230)	—	—	2,226
Class I (0, 8,333, 11,523)	—	74,414	116,581
Class R6 (0, 39, —(2))	—	348	1

Shares repurchased
Class A (31,260, 40,498, 79,655)	(279,242)	(373,105)	(782,854)
Class C (6,216, 8,084, 5,996)	(54,465)	(72,343)	(55,400)
Class I (591,491, 374,295, 213,715)	(5,387,548)	(3,524,585)	(2,080,416)
Class R6 (3,461, 222, 0)	(31,143)	(2,054)	—

Increase (decrease) in net assets from share transactions	(3,132,201)	2,256,012	720,492

Net increase (decrease) in net assets	(2,166,000)	1,157,611	900,091

Net Assets
Beginning of period	9,729,932	8,572,321	7,672,230

End of period	$7,563,932	$9,729,932	$8,572,321

Accumulated undistributed net investment income (loss) at end of period	$25,349	$(6,533)	$(388)

(1)	Amount is less than $500.
(2)	Shares are less than 500.
(3)	The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

15

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
1/1/16 to 9/30/16(11)	$8.68	0.03	1.19	1.22	—	—	—
1/1/15 to 12/31/15	9.58	0.07	(0.91)	(0.84)	(0.06)	—	(0.06)
1/1/14 to 12/31/14	9.26	0.07	0.42	0.49	(0.06)	(0.11)	(0.17)
1/1/13 to 12/31/13	10.00	0.08	(0.74)	(0.66)	(0.08)	— (3)	(0.08)
1/1/12 to 12/31/12	8.44	0.07	1.57	1.64	(0.05)	(0.03)	(0.08)
1/1/11 to 12/31/11	8.83	0.09	(0.37)	(0.28)	(0.04)	(0.07)	(0.11)

Class C
1/1/16 to 9/30/16(11)	$8.49	(0.02)	1.16	1.14	—	—	—
1/1/15 to 12/31/15	9.37	—	(0.88)	(0.88)	—	—	—
1/1/14 to 12/31/14	9.08	(0.01)	0.42	0.41	(0.01)	(0.11)	(0.12)
1/1/13 to 12/31/13	9.82	0.01	(0.72)	(0.71)	(0.03)	— (3)	(0.03)
1/1/12 to 12/31/12	8.31	— (3)	1.56	1.56	(0.02)	(0.03)	(0.05)
1/1/11 to 12/31/11	8.72	0.03	(0.37)	(0.34)	— (3)	(0.07)	(0.07)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(6)		Ratio of Gross Operating Expenses to Average Net Assets(6)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

1.22	$9.90	14.06	%(9)	$1,082,242	1.59	%(4)(8)	1.60	%(8)	0.40	%(8)	25	%(9)
(0.90)	8.68	(8.77)		745,947	1.56		1.56	(10)	0.73		27
0.32	9.58	5.23		770,941	1.55		1.55		0.71		28
(0.74)	9.26	(6.58)		1,097,753	1.58		1.58		0.79		31
1.56	10.00	19.62		1,208,195	1.60		1.60		0.78		28
(0.39)	8.44	(3.13)		474,368	1.61		1.61		1.09		29

1.14	$9.63	13.56	%(9)	$222,221	2.34	%(4)(8)	2.35	%(8)	(0.31	)%(8)	25	%(9)
(0.88)	8.49	(9.50)		223,303	2.31		2.31	(10)	(0.01)		27
0.29	9.37	4.40		228,652	2.30		2.30		(0.13)		28
(0.74)	9.08	(7.21)		217,034	2.33		2.33		0.07		31
1.51	9.82	18.66		203,974	2.35		2.35		0.01		28
(0.41)	8.31	(3.77)		70,198	2.36		2.36		0.36		29

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class I
1/1/16 to 9/30/16(11)	$8.96	0.04	1.24	1.28	—	—	—
1/1/15 to 12/31/15	9.89	0.10	(0.95)	(0.85)	(0.08)	—	(0.08)
1/1/14 to 12/31/14	9.55	0.09	0.45	0.54	(0.09)	(0.11)	(0.20)
1/1/13 to 12/31/13	10.31	0.11	(0.76)	(0.65)	(0.11)	— (3)	(0.11)
1/1/12 to 12/31/12	8.70	0.10	1.62	1.72	(0.08)	(0.03)	(0.11)
1/1/11 to 12/31/11	9.10	0.12	(0.38)	(0.26)	(0.07)	(0.07)	(0.14)

Class R6
1/1/16 to 9/30/16(11)	$8.96	0.05	1.24	1.29	—	—	—
1/1/15 to 12/31/15	9.89	0.08	(0.91)	(0.83)	(0.10)	—	(0.10)
11/12/14(5) to 12/31/14	10.42	(0.01)	(0.45)	(0.46)	(0.06)	(0.01)	(0.07)

See Notes to Financial Statements

18

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(6)		Ratio of Gross Operating Expenses to Average Net Assets(6)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

1.28	$10.24	14.29	%(9)	$6,214,272	1.33	%(4)(8)	1.34	%(8)	0.64	%(8)	25	%(9)
(0.93)	8.96	(8.55)		8,726,303	1.31		1.32	(10)	0.99		27
0.34	9.89	5.54		7,572,633	1.30		1.35		0.85		28
(0.76)	9.55	(6.32)		6,357,443	1.33		1.38		1.06		31
1.61	10.31	19.88		5,352,379	1.35		1.40		0.99		28
(0.40)	8.70	(2.92)		2,082,147	1.36		1.41		1.34		29

1.29	$10.25	14.40	%(9)	$45,197	1.21	%(4)(8)	1.22	%(8)	0.72	%(8)	25	%(9)
(0.93)	8.96	(8.44)		34,379	1.21		1.21	(10)	0.90		27
(0.53)	9.89	(4.60	)(9)	95	1.24	(8)	1.24	(8)	(0.41	)(8)	28	(7)(9)

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in total return calculation.
(2)	Computed using average shares outstanding.
(3)	Amount is less than $0.005.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Inception date.
(6)	The Funds will indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(7)	Reported on Fund level not class level.
(8)	Annualized.
(9)	Not Annualized.
(10)	Earnings credits from Custodian were not material as reflected in the Statements of Operations, and had no impact on Financial Highlights.
(11)	The Fund changed its fiscal year end to September 30 during the period.

See Notes to Financial Statements

19

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report 31 funds of the Trust are offered for sale of which the Emerging Markets Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a sales charge.

Class R6 shares are only available to participants in employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low Balance Account Fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) and has exclusive voting rights with respect to such plan(s). Class I shares and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

20

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board,” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make

21

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

22

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

The Fund may loan securities to qualified brokers through an agreement with Brown Brothers Harriman (“BBH”), as a third party lending agent. Under the terms of agreement, when doing so the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BBH for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

23

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

At September 30, 2016, the Fund had securities on loan with a market value of $12,041 and a cash collateral of $12,244.

H.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receive an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Trust. The Adviser manages the Fund’s investment programs and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion
1.00%	0.95%

B.	Subadvisers

Vontobel Asset Management, Inc. (the “Subadviser”) is subadviser to the Fund. The subadviser manages the investments of the Fund for which the subadviser is paid a fee by the Adviser.

C.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal period (the “period”) ended September 30, 2016, it retained net commissions of $51 of Class A Shares and deferred sales charges of $84 and $52 for Class A Shares and Class C Shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class C shares 1.00% Class I and Class R6 shares are not subject to a 12b-1 plan. Prior to its elimination on February 26, 2015, VP Distributors was also entitled to a service fee under a Shareholder Services Plan for Class I shares, at the rate of 0.05% of the average daily net assets of such class of the Fund; however, VP Distributors had waived such fee prior to its elimination, so the Fund’s Class I shares did not pay such fee during the fiscal year ended December 31, 2015.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the

24

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2016, the Fund incurred administration fees totaling $5,864 which are included in the Statements of Operations.

For the period ended September 30, 2016, the Fund incurred transfer agent fees totaling $10,603 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust. The Transfer Agent may from time to time temporarily waive all or a portion of its transfer agent fees.

E.	Affiliated Shareholders

At September 30, 2016, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares which may be redeemed at any time, of the Fund in the following aggregated amounts:

	Shares	Aggregate Net Asset Value
Class R6	9,749	$100

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2016.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2016, were as follows:

Purchases	Sales
$1,950,902	$4,898,915

There were no purchases or sales of long term U.S. Government and agency securities for the Fund during the period ended September 30, 2016.

25

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 5. 10% Shareholders

As of September 30, 2016, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

% of Shares Outstanding	Number of Accounts
41%	2*

*	None of the accounts are affiliated.

Note 6. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors or countries of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2016, the Fund securities issued by various companies in specific sectors detailed below:

Sector	Percentage of Total Investments
Consumer Staples	42%

Note 7. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where the Fund’s Subadviser determines that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

26

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

At September 30, 2016, the Fund did not hold any securities that were both illiquid and restricted.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,500,520	$1,005,202	($146,448)	$858,754

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

No Expiration		Total
Short-term	Long-term
$348,891	$412,731	$761,622

The Trust may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2016, the Fund deferred and recognized qualified late year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$6,533	$—	$64,653

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$25,349	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

27

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

The tax character of dividends and distributions paid during the years ended September 30, 2016 and December 31, 2015 and 2014 was as follows:

	2016	2015	2014
Ordinary Income	$—	$86,600	$68,985
Long-Term Capital Gains	—	—	83,430

Total	$—	$86,600	$152,415

Note 9. Reclassification of Capital Accounts

($ reported in thousands except as noted)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2016, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$—	$3,387	$(3,387)

Note 10. Borrowings

($ reported in thousands)

On June 29, 2016, the Fund and other affiliated funds renewed a $50,000 secured line of credit. The Credit Agreement (the “Agreement”) is with a commercial bank (the “Bank”) that allows the Fund to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the Agreement. The agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. Interest is charged at the higher of the LIBOR (London Interbank Offered Rate) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

The Fund had no outstanding borrowings at any time during the period ended September 30, 2016.

Note 11. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Fund enter into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

28

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

Note 12. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc. et al.) alleging violation of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Virtus and its affiliates, including the Adviser, believe that the suit is without merit and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

On May 8, 2015, a putative class action complaint (Mark Youngers v. Virtus Investment Partners, Inc. et al.) alleging violations of certain provisions of the federal securities laws was filed in the United States District Court for the Central District of California. The complaint, which was purportedly filed on behalf of purchasers of certain Virtus Funds previously subadvised by F-Squared between May 8, 2010 and December 22, 2014, inclusive (the “Class Period”), alleged claims against Virtus, certain Virtus officers and affiliates (including the Adviser, Euclid Advisors LLC (“Euclid”) and VP Distributors, LLC), the trustees and certain officers of the Trust, and certain other parties (the “defendants”). The complaint alleges that during the Class Period the defendants disseminated materially false and misleading statements and concealed or omitted material facts necessary to make the statements made not misleading. On October 1, 2015, the plaintiff filed a First Amended Class Action Complaint which, among other things, added a derivative claim for breach of fiduciary duty on behalf of the Trust. On October 19, 2015, the United States District Court for the Central District of California entered an order transferring the action to the Southern District of New York. On January 4, 2016, Plaintiffs filed a Second Amended Complaint. Motions to dismiss were filed on behalf of Virtus, its officers and affiliates and the independent trustees on February 1, 2016. An Opinion & Order (“Order”) granting in part

29

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2016

and denying in part the defendants’ motions to dismiss was issued on July 1, 2016. The Order dismissed all claims against the Adviser, Euclid, the independent trustees and certain of the other individual defendants and narrowed the claims asserted against the remaining defendants. The remaining defendants filed an Answer to the Second Amended Complaint on August 5, 2016. The defendants filed a motion to certify an interlocutory appeal of the July 1, 2016 order to the Court of Appeals for the Second Circuit on August 26, 2016. Oral argument on the motion is scheduled for October 7, 2016. Virtus and its affiliates, including the Adviser, believe that the suit has no basis in law or fact and intend to defend it vigorously. The Trust believes that the risk of loss to the Fund as a result of this suit is remote. The Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Virtus Emerging Markets Opportunities Fund ((one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”)) at September 30, 2016, the results of its operations and its cash flows for the period ended September 30, 2016 and for the year ended December 31, 2015, the changes in its net assets for the period ended September 30, 2016 and each of the two years in the period ended December 31, 2015 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 22, 2016

31

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2016

($ reported in thousands)

For the fiscal period ended September 30, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	13%	$—

For the period ended September 30, 2016, the Fund recognized $120,100 (reported in thousands) of foreign source income on which the Fund paid foreign taxes of $5,936 (reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

32

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of September 30, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1961 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).
John R. Mallin YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizon, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).
McClellan, Hassell H. YOB: 1945 Elected: 2015 65 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).
McLoughlin, Philip YOB: 1946 Elected: 1999 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
McNamara, Geraldine M. YOB: 1951 Elected: 2001 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

33

FUND MANAGEMENT TABLES (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Elected: 2000 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services) Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
Segerson, Richard E. YOB: 1948 Elected: 2000 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).
Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2005 65 Portfolios	Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

34

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

35

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

36

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

Trustees

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl St.

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Website Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please

call your financial representative,

or contact us at 1-800-243-1574

or Virtus.com.

8004	11-16

P.O. Box 9874

Providence, RI 02940-8074

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

●	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $673,744 for 2015 and $697,645 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $90,281 for 2015 and $102,238 for 2016. Such audit-related fees include the out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $129,550 for 2015 and $134,875 for 2016.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $528,041 for 2015 and $631,661 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date                12/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date                12/9/2016

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date                12/9/2016

* Print the name and title of each signing officer under his or her signature.